As filed with the Securities and Exchange Commission on April 17, 2014

Registration Nos.

333-153027

811-05563

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 11	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 382	☒

PACIFIC SELECT EXEC SEPARATE ACCOUNT OF

PACIFIC LIFE INSURANCE COMPANY

(Exact Name of Registrant)

PACIFIC LIFE INSURANCE COMPANY

(Name of Depositor)

700 Newport Center Drive

Newport Beach, California 92660

(Address of Depositor’s Principal Executive Offices) (Zip Code)

(949) 219-7286

(Depository’s Telephone Number, including Area Code)

Charlene Grant

Assistant Vice President

Pacific Life Insurance Company

700 Newport Center Drive

Newport Beach, California 92660

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☑	on May 1, 2014 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new date for a previously filed post-effective amendment. Such effective date shall be .

Title of securities being registered: interests in the Separate Account under M’s Versatile Product-Survivorship II and M’s Versatile Product VUL Survivorship 3 Last Survivor Flexible Premium Variable Life Insurance Policies.

Filing fee: None

M’S VERSATILE PRODUCT®-SURVIVORSHIP II PROSPECTUS MAY 1, 2014

M’s Versatile Product – Survivorship II is a last survivor flexible premium variable life insurance policy issued by Pacific Life Insurance Company through Pacific Select Exec Separate Account of Pacific Life.

• Flexible premium means you can vary the amount and frequency of your premium payments. You must, however, pay enough premiums to cover the ongoing costs of Policy benefits.

• Variable means the Policy’s value depends on the performance of the Investment Options you choose.

• Life insurance means the Policy provides a Death Benefit to the Beneficiary you choose.

• Last survivor means the Policy insures the lives of two people and provides a Death Benefit that’s payable after both people have died.

This prospectus provides information that you should know before buying a Policy. Please read the prospectus carefully and keep it for future reference.

This Policy has a selection of Investment Options for you to choose from.

The Variable Investment Options available under this Policy invest in portfolios of the following Funds:

AIM Variable Insurance Funds

(Invesco Variable Insurance Funds)

American Century Variable Portfolios, Inc.

BlackRock® Variable Series Funds, Inc.

Dreyfus Variable Investment Fund

Fidelity® Variable Insurance Products Funds

Franklin Templeton Variable Insurance Products Trust

GE Investments Funds, Inc.

Janus Aspen Series

Lazard Retirement Series, Inc.

Legg Mason Partners Variable Equity Trust

Lord Abbett Series Fund, Inc.

MFS® Variable Insurance Trust

M Fund

Neuberger Berman Advisers Management Trust

Oppenheimer Variable Account Funds

Pacific Select Fund

PIMCO Variable Insurance Trust

Royce Capital Fund

T. Rowe Price Equity Series, Inc.

Van Eck VIP Trust

You will find a complete list of each Variable Investment Option on the next page. This Policy also offers the following fixed Investment Options:

FIXED OPTIONS Fixed Account Fixed LT Account

This Policy is not available in all states. This prospectus is not an offer in any state or jurisdiction where we are not legally permitted to offer the Policy.

The Policy is described in detail in this prospectus and its Statement of Additional Information (SAI). Each Fund is described in its prospectus and in its SAI. No one has the right to describe the Policy or any Fund any differently than they have been described in these documents.

You should be aware that the Securities and Exchange Commission (SEC) has not approved or disapproved of the securities or passed upon the accuracy or adequacy of the disclosure in this prospectus. Any representation to the contrary is a criminal offense.

A life insurance Policy may be appropriate if you are looking to provide a Death Benefit for family members or others or to help meet other long-term financial objectives. Discuss with your life insurance producer whether a variable life insurance Policy, optional benefits and underlying Investment Options are appropriate for you, taking into consideration your age, income, net worth, tax status, insurance needs, financial objectives, investment goals, liquidity needs, time horizon, risk tolerance and relevant information. Together you can decide if a variable life insurance Policy is right for you.

This material is not intended to be used, nor can it be used by any taxpayer, for the purpose of avoiding U.S. federal, state or local tax penalties. Pacific Life, its distributors and their respective representatives do not provide tax, accounting or legal advice. Any taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

YOUR GUIDE TO THIS PROSPECTUS

Where To Go For More Information back cover

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BENEFITS AND RISKS OF YOUR POLICY

This overview tells you some key things you should know about your Policy. It is designed as a summary only – please read the entire prospectus and your Policy for more detailed information, or contact us or your life insurance producer for additional information about your Policy. All of your material rights and obligations are disclosed in this prospectus.

The Policy is offered for sale in all jurisdictions where we are authorized to do business and where the Policy is approved by the appropriate insurance department or regulatory authorities. Individual Policy features may not be available in all states or may vary by state. The state in which your Policy is issued governs whether or not certain features, Riders, charges and fees are allowed in your Policy. Any significant variations from the information appearing in this prospectus which are required due to individual state requirements are contained in your Policy, or provided by separate endorsement and outlined in Appendix B. You should refer to your Policy for these state specific features.

Flexibility

The Policy is designed to be flexible to meet your specific life insurance needs. Within certain limits, you can:

• choose the timing, amount and frequency of premium payments

• change the Death Benefit Option

• increase or decrease the Policy’s Total Face Amount

• change the Beneficiary

• change your investment selections.

Death Benefit

The Death Benefit will always be the greater of the Death Benefit under the Option you choose or the Minimum Death Benefit. The Minimum Death Benefit is no lower than the death benefit that we must pay to ensure that your Policy qualifies as life insurance.

You may choose one of three Death Benefit Options:

• Option A – your Death Benefit will be the Total Face Amount of your Policy.

• Option B – your Death Benefit will be the Total Face Amount of your Policy plus its Accumulated Value.

• Option C – your Death Benefit will be the Total Face Amount of your Policy plus the total premiums you have paid minus any withdrawals or distributions made. However, the Death Benefit will never exceed the Option C Death Benefit Limit shown in the Policy Specifications.

You may choose between two Death Benefit Qualification Tests which are used to determine the Minimum Death Benefit:

• Cash Value Accumulation Test – generally does not limit the amount of premiums you can pay into your Policy.

• Guideline Premium Test – limits the amount of premiums you can pay on your Policy, and the Minimum Death Benefit will generally be smaller than under the Cash Value Accumulation Test.

The test you choose will generally depend on the amount of premiums you want to pay relative to your desired Death Benefit.

Accumulated Value

Accumulated Value is the value of your Policy on any Business Day. It is not guaranteed – it depends on the performance of the Investment Options you have chosen, the timing and amount of premium payments you have made, Policy charges, and how much you have borrowed or withdrawn from the Policy.

You can access your Accumulated Value in several ways:

• Withdrawals – you can withdraw part of your Policy’s Net Cash Surrender Value.

• Loans – you can take out a loan from us using your Policy’s Accumulated Value as security.

• Income benefits – you can use withdrawal or surrender benefits to buy an income benefit that provides a monthly income. In addition, your Policy’s Beneficiary can use Death Benefit proceeds to buy an income benefit.

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• Surrender – you can surrender or cash in your Policy for its Net Cash Surrender Value while either Insured is alive.

Investment Options

You can choose to allocate your Net Premiums and Accumulated Value among a selection of Variable Investment Options, each of which invests in a corresponding portfolio of various underlying Funds. The Policy also offers two Fixed Options, both of which provide a guaranteed minimum rate of interest.

You can transfer among the Investment Options during the life of your Policy without paying any current income tax. There is currently no charge for transfers.

Tax Benefits

Your Beneficiary generally will not have to pay federal income tax on Death Benefit Proceeds. You will also generally not be taxed on any or all of your Policy’s Accumulated Value unless you receive a cash distribution.

Long-term Financial Planning

This Policy is designed to provide a Death Benefit for family members or others or to help meet other long-term financial objectives. It is not suitable as a short-term savings vehicle. It may not be the right kind of policy if you plan to withdraw money or surrender your Policy for short-term needs. Taking a withdrawal or surrendering your Policy may incur charges. See the FEE TABLES and your Policy for charges assessed when withdrawing from or surrendering your Policy.

Please discuss your insurance needs and financial objectives with your life insurance producer.

Last Survivor Policy

The Policy is a last survivor policy. This means that the Death Benefit will not be paid to your Beneficiary until after the second insured under the Policy dies. This may be appropriate for two spouses who want to provide a Death Benefit for their children.

This may not be the right kind of Policy for someone who wants to provide a Death Benefit for his or her spouse. In that case, a policy that insures a single life may be more appropriate.

Premium Payments

Federal tax law puts limits on the premium payments you can make in relation to your Policy’s Death Benefit. We may refuse all or part of a premium payment you make, or remove all or part of a premium from your Policy and return it to you under certain circumstances.

Lapse

Your Policy stays In Force as long as you have sufficient Net Accumulated Value to cover your Policy’s monthly deductions of Policy charges. Insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest may cause your Policy to lapse – which means you will no longer have any insurance Coverage. There are costs associated with reinstating a lapsed Policy.

There is no guarantee that your Policy will not lapse even if you pay your planned periodic premium. You should consider a periodic review of your coverage with your life insurance producer.

Investment Performance

Each Variable Investment Option invests in a corresponding portfolio of an underlying Fund, as detailed in YOUR INVESTMENT OPTIONS. The value of each portfolio fluctuates with the value of the investments it holds. Returns are not guaranteed. You bear the investment risk of any Variable Investment Option you choose.

See each Fund’s prospectus for more information on the underlying portfolios and their individual risks.

Withdrawals and Loans

Making a withdrawal or taking out a loan may:

• change your Policy’s tax status

• reduce your Policy’s Total Face Amount

• reduce your Policy’s Death Benefit

• reduce the Death Benefit Proceeds paid to your Beneficiary

• make your Policy more susceptible to lapsing

• limit your access to the Policy’s Accumulated Value

Be sure to plan carefully before using these Policy benefits.

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Your Policy’s withdrawal feature is not available until your first Policy Anniversary.

General Account

Unlike the assets in our Separate Account, the assets in our General Account are subject to liabilities arising from any of our other business. Our ability to pay General Account guarantees, including the Death Benefit, is backed by our financial strength and claims paying ability. We may be unable to meet our obligations with regard to the General Account interest guarantee.

Tax Consequences of Withdrawals, Surrenders and Loans

You may be subject to income tax if you take any withdrawals or surrender the Policy, or if your Policy lapses and you have not repaid any outstanding Policy Debt.

If your Policy becomes a Modified Endowment Contract (MEC), distributions you receive beginning on the date the Policy becomes a MEC may be subject to tax and a 10% penalty.

There are other tax issues to consider when you own a life insurance policy. These are described in more detail in VARIABLE LIFE INSURANCE AND YOUR TAXES.

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FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. Please read the entire prospectus, your Policy and the SAI for more detailed information regarding these fees and expenses.

Table 1 describes the fees and expenses that you will pay at the time you buy the Policy, surrender the Policy, or transfer Accumulated Value between Investment Options.

TABLE 1 – Transaction Fees
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Maximum premium load	Upon receipt of premium	8.00% of premium
Maximum surrender charge	Upon full surrender of Policy if any Coverage Layer has been in effect for less than 10 Policy Years	$0.46–$40.88 per $1,000 of Face Amount[1]
Charge for a representative Insured

Maximum guaranteed charge is $11.00 per $1,000 of Face Amount at end of Policy Year 1 for a male standard non-smoker who is Age 56 at Policy issue and for a female standard non-smoker who is Age 53 at Policy issue, and the Policy is issued with Death Benefit Option A

ADMINISTRATIVE AND UNDERWRITING SERVICE FEES
Withdrawal charge[2]	Upon partial withdrawal of Accumulated Value	$25 per withdrawal
Transfer fees[2]	Upon transfer of Accumulated Value between Investment Options	$25 per transfer in excess of 12 per Policy Year
Audits of premium/loan[2]	Upon request of audit of 2 years or more	$25
Duplicate Policy[2,3]	Upon request of duplicate Policy	$50
Illustration request[2]	Upon request of Policy illustration in excess of 1 per year	$25
Face Amount increase[2,4]	Upon effective date of requested Face Amount increase	$200
Death Benefit Option change	Upon request for Death Benefit Option change	$0
Risk Class change[2]	Upon request for Risk Class change	$100 per Insured
Adding or increasing an optional Rider[2]	Upon approval of specific request	$100 per Insured

1 The surrender charge is based on the Age and Risk Class of the Insureds, as well as the Death Benefit Option you choose. The surrender charge reduces to $0 after 10 years from the effective date of each Coverage Layer. The surrender charge shown in the table may not be typical of the surrender charge you will pay.

2 We currently do not impose this charge.

3 Certificate of Coverage is available without charge.

4 Applies only to any requested increase of Policy Face Amount.

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Table 2 describes the fees and expenses that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses. The charges include those for individuals in a nonstandard risk category, if applicable.

TABLE 2 – Periodic Charges Other Than Fund Operating Expenses
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Cost of Insurance[1,2]
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0.00–$83.33 per $1,000 of Net Amount At Risk
Charge for a representative Insured

Maximum guaranteed and current charge is $0.00 per $1,000 of Net Amount At Risk at end of Policy Year 1 for a male standard non-smoker who is Age 56 at Policy issue and for a female standard non-smoker who is Age 53 at Policy issue[3]

Administrative charge[1]
Maximum and current charge	Monthly Payment Date	$10.00
Coverage charge[1,4]
Minimum and Maximum guaranteed and current charge	Monthly Payment Date, beginning on effective date of each Coverage Layer	$0.28–$3.60 per $1,000 of Coverage Layer
Charge for a representative Insured

Maximum guaranteed and current charge is $0.60 per $1,000 of Coverage Layer at end of Policy Year 1 for a male standard non-smoker who is Age 56 at Policy issue and for a female standard non-smoker who is Age 53 at Policy issue with $100,000 Face Amount[3,8]

Asset charge[1]
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	0.45% annually (0.0375% monthly) of first $25,000 of Accumulated Value in Investment Options, plus 0.05% annually (0.0042% monthly) of Accumulated Value in excess of $25,000 in Investment Options
Loan interest charge
Maximum guaranteed and current charge	Policy Anniversary	2.75% of Policy’s Loan Account balance annually[5]
OPTIONAL RIDERS AND BENEFITS[6]
RIDERS PROVIDING FACE AMOUNT COVERAGE:
Annual Renewable Term Rider–Last Survivor
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0.00–$83.33 per $1,000 of Net Amount At Risk
Charge for a representative Insured

Maximum guaranteed and current charge is $0.00 per $1,000 of Net Amount At Risk at end of Policy Year 1 for a male standard non-smoker who is Age 56 at Policy issue and for a female standard non-smoker who is Age 53 at Policy issue[3]

Coverage Charge[4]
Minimum and Maximum guaranteed charge	Monthly Payment Date	$0.10–$3.43 per $1,000 of Coverage Layer
Minimum and Maximum current charge		$0.02–$0.14 per $1,000 of Coverage Layer
Charge for a representative Insured

Maximum guaranteed charge is $0.42 per $1,000 of Coverage Layer at end of Policy Year 1 for a male standard non-smoker who is Age 56 at Policy issue and for a female standard non-smoker who is Age 53 at Policy issue[3,9]

Current charge is $0.03 per $1,000 of Coverage Layer at end of Policy Year 1 for a male standard non-smoker who is Age 56 at Policy issue and for a female standard non-smoker who is Age 53 at Policy issue[3,9]

Estate Preservation Rider
Minimum and Maximum guaranteed and current	No charge	$0

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TABLE 2 – Periodic Charges Other Than Fund Operating Expenses
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
charge
Short-term No-lapse Guarantee Rider
Minimum and Maximum guaranteed and current charge	Upon application of additional net premium or loan repayments if Rider benefit in effect	4.0% annually of AV pay-off account balance
Surrender Value Enhancement Rider-Last Survivor
Cost of Insurance
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0.00–$83.33 per $1,000 of Net Amount At Risk
Charge for a representative Insured

Maximum guaranteed and current charge is $0.00 per $1,000 of Net Amount At Risk at the end of Policy Year 1 for a male standard non-smoker who is Age 56 at Policy issue and for a female standard non-smoker who is Age 53 at Policy issue[3]

Coverage Charge[4]
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0.02–$11.21 per $1,000 of Coverage Layer
Charge for a representative Insured

Maximum guaranteed and current charge is $0.03 per $1,000 of Coverage Layer at end of Policy Year 1 for a male standard non-smoker who is Age 56 at Policy issue and for a female standard non-smoker who is Age 53 at Policy issue[3,7]

RIDERS PROVIDING ADDITIONAL COVERAGE:
Accelerated Living Benefits Rider
Minimum and Maximum guaranteed and current charge	At exercise of benefit	$150
Annual Renewable Term Rider–Individual
Minimum and Maximum guaranteed charge	Monthly Payment Date	$0.00–$83.33 per $1,000 of Net Amount At Risk
Minimum and Maximum current charge		$0.00–$79.02 per $1,000 of Net Amount At Risk
Charge for a representative Insured		Maximum guaranteed charge during Policy Year 1 is $0.58 per $1,000 of Net Amount At Risk for a male standard non-smoker who is Age 56 at Policy issue3
Current charge during Policy Year 1 is $0.14 per $1,000 of Net Amount At Risk for a male standard nonsmoker who is Age 56 at Policy issue3
Maximum guaranteed charge during Policy Year 1 is $0.35 per $1,000 of Net Amount At Risk for a female standard non-smoker who is Age 53 at Policy issue3
Current charge during Policy Year 1 is $0.07 per $1,000 of Net Amount At Risk for a female standard nonsmoker who is Age 53 at Policy issue3
Enhanced Policy Split Option Rider
Minimum and Maximum guaranteed and current charge	No charge	$0
Policy Split Option Rider
Minimum and Maximum guaranteed and current charge	At exercise of benefit	$200

1  This charge is reduced to zero on and after your Policy’s Monthly Deduction End Date.

2  Cost of insurance rates apply uniformly to all members of the same Class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy Specifications will indicate the guaranteed cost of insurance charge applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from your life insurance producer or us. Also, before you purchase the Policy, you may request personalized illustrations of your future benefits under the Policy based upon the Insureds’ Class, the Death Benefit Option, Face Amount, planned periodic premiums, and any Riders requested. The maximum guaranteed cost of insurance rates for your Policy will be stated in the Policy Specifications and calculated per $1.00 of Coverage Layer.

3  Charges shown for this sample Policy may not be typical of the charges you will pay.

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4 The Coverage Charge rate is based on the Age and Risk of the Insureds and the Face Amount on the Policy Date or date Rider is effective. It also varies with the Death Benefit Option you choose. Each Coverage Layer will have a corresponding Coverage Charge related to the amount of the increase, based on the Age and Risk Class of the Insureds at the time of the increase. Ask your life insurance producer for information regarding this charge for your Policy. The maximum guaranteed Coverage Charge for your Policy will be stated in the Policy Specifications.

5  In addition to the loan interest charge, the Loan Accumulated Value that is used to secure Policy Debt will be credited interest at a minimum of 2.50%. Interest on the Loan Account and Policy Debt accrues daily. On each Policy Anniversary, we transfer the excess of the Policy Debt over Loan Accumulated Value from the Investment Options to the Loan Account. If the Loan Accumulated Value is greater than Policy Debt, then such excess is transferred from the Loan Account to the Investment Options.

6 Riders are briefly described under POLICY BENEFITS – Optional Riders and Benefits and more information appears in the SAI. Except for the Short-Term No Lapse Guarantee Rider, Rider charges are based on the Age and Risk Class of the person insured under the Rider on the effective date of the Rider. Ask your life insurance producer for information on optional Rider charges for your Policy. The charges for any optional benefit Riders you add to your Policy will be stated in the Policy Specifications.

7  The Coverage Charge per $1,000 of Coverage Layer for this sample Policy is $0.03/month in Policy Year 1, and increases each year to the following amounts: $0.14/month in Policy Year 2, $0.24 per month in Policy Year 3, $0.35/month in Policy Year 4, $0.46/month in Policy Year 5, $0.57/month in Policy Year 6, $0.68/month in Policy Year 7, $0.79/month in Policy Year 8, $0.90/month in Policy Year 9, $1.01/month in Policy Year 10. In Policy Year 11 and thereafter, the maximum guaranteed charge is reduced to $0.33/month per $1,000 of Coverage Layer.

8 The Coverage Charge per $1,000 of Coverage Layer for this sample Policy is $0.59/month in Policy Years 1-10. In Policy Year 11 and thereafter, the maximum guaranteed coverage charge is reduced to $0.25/month per $1,000 of Coverage Layer

9 The maximum guaranteed charge is level in all Policy Years. The current charge is level for 10 Policy Years from the effective date of the Coverage Layer and then reduces to zero.

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Total annual Fund operating expenses

This table shows the minimum and maximum total annual operating expenses paid by the portfolios that you pay indirectly during the time you own the Policy. This table shows the range (minimum and maximum) of fees and expenses (including management fees, shareholder servicing or distribution (12b-1) fees, and other expenses) charged by any of the portfolios, expressed as an annual percentage of average daily net assets. The amounts are based on expenses paid in the year ended December 31, 2013, adjusted to reflect anticipated changes in fees and expenses, or, for new portfolios, are based on estimates for the current fiscal year.

Each Variable Account of the Separate Account purchases shares of the corresponding Fund portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Policy, and they may vary from year to year. These fees and expenses are described in each Fund’s prospectus.

	Minimum	Maximum[1]
Range of total annual portfolio operating expenses before any waivers or expense reimbursements	0.28%	3.23%
	Minimum	Maximum
Range of total annual portfolio operating expenses after waivers or expense reimbursements	0.28%	2.20%

1 For the Lord Abbett Developing Growth Portfolio for the period May 1, 2013 through April 30, 2014, Lord Abbett has contractually agreed to waive its fees and to reimburse expenses to limit total annual operating expenses of 26.16% to a total net annual operating expense of 0.90%.

To help limit Fund expenses, Fund advisers have contractually agreed to reduce investment advisory fees or otherwise reimburse certain portfolios of their respective Funds which may reduce the portfolio’s expenses. The range of expenses in the first row above does not include the effect of any waiver and/or expense reimbursement arrangement. The range of expenses in the second row includes the effect of waiver and/or expense reimbursement arrangements that will remain in effect. There can be no assurance that Fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each Fund prospectus, and they may not cover certain expenses such as extraordinary expenses. See each Fund’s prospectus for complete information regarding annual operating expenses of that Fund.

Some Investment Options available to you are “fund of funds”. A fund of funds portfolio is a fund that invests in other funds in addition to other investments that the portfolio may make. Some funds of funds may have fees higher than other available Investment Options. The fees for the funds of funds Investment Options available under your Policy are in the range of total portfolio operating expenses disclosed above. For more information on these portfolios, please see the prospectuses for the Funds.

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TERMS USED IN THIS PROSPECTUS

In this prospectus, you and your mean the policyholder or Owner. Pacific Life, we, us and our refer to Pacific Life Insurance Company. Fund, or, collectively, the Funds, refer to one of the funds providing underlying portfolios for the Variable Investment Options offered under the Policy. Policy means M’s Versatile Product – Survivorship II variable life insurance policy, unless we state otherwise.

We have tried to make this prospectus easy to read and understand, but you may find some words and terms that are new to you. We have identified some of these below.

If you have any questions, please ask your life insurance producer or call us at (800) 800-7681.

Accumulated Value – the total amount of your Policy’s value allocated to the Variable Investment Options and any available Fixed Options, plus the amount in the Loan Account, on any Business Day.

Age – at issue, an Insured’s Age on his/her birthday nearest the Policy Date. We add one year to this Age on each Policy Anniversary.

Beneficiary – the person, people, entity or entities you name to receive the Death Benefit Proceeds.

Business Day – any day that the New York Stock Exchange and our Life Insurance Operations Center are open. It usually ends at 4:00 p.m. Eastern time. A Business Day is called a valuation day in your Policy.

Cash Surrender Value – the Policy’s Accumulated Value less any surrender charge.

Cash Value Accumulation Test – one of two Death Benefit Qualification Tests available under the Policy, and defined in Section 7702(b) of the Tax Code.

Class – a subgroup of Insureds determined by a number of factors, including, but not limited to, the Death Benefit, Face Amount, Policy Date, policy duration, the Insureds Age and Risk Class, and the presence of optional riders and benefits.

Code or Tax Code – is the U.S. Internal Revenue Code of 1986, as amended.

Coverage – insurance coverage on the Insured as provided by the Policy or other attached Riders.

Coverage Layer – refers separately to the initial Total Face Amount and any increase in Face Amount on the Insureds.

Death Benefit – the amount which is payable on the date of the Survivor's death.

Death Benefit Proceeds – the amount which is payable to the Beneficiary on the date of the Survivor's death, adjusted as provided in the Policy.

Death Benefit Qualification Test – either the Cash Value Accumulation Test or the Guideline Premium Test. This test determines what the lowest Minimum Death Benefit should be in relation to a Policy’s Accumulated Value. Each test available under the Policy is defined in Section 7702 of the Tax Code.

Face Amount – the amount of insurance coverage on the Insureds provided by the Policy Coverage or Rider Coverage, as shown in the Policy Specifications.

Fixed Account – an account that is part of our General Account to which all or a portion of Net Premium payments may be allocated for accumulation at a fixed rate of interest declared by us.

Fixed LT Account – an account that is part of our General Account to which all or a portion of Net Premium payments may be allocated for accumulation at a fixed rate of interest declared by us.

Fixed Accumulated Value – the total amount of your Policy’s value allocated to the Fixed Accounts.

Fixed Options – consist of one or more Fixed Accounts available under this policy, and are part of our General Account. The Fixed Accounts available as of the Policy Date are the Fixed Account and the Fixed LT Account. Net premiums and Accumulated Value under this policy may be allocated to one or more Fixed Accounts.

Free Look Right – your right to cancel (or refuse) your Policy and return it for a refund.

Free Look Transfer Date – for Policies issued in states that require return of premium if the Free Look Right is exercised, the day we transfer Accumulated Value from the Fidelity VIP Money Market Variable Account to the Investment Options you chose.

Fund –AIM Variable Insurance Funds (Invesco Variable Insurance Funds), American Century Variable Portfolios, Inc., BlackRock Variable Series Funds, Inc., Dreyfus Variable Investment Fund, Fidelity Variable Insurance Products Funds, Franklin Templeton Variable Insurance Products Trust, GE Investments Funds, Inc., Janus Aspen Series, Lazard Retirement Series, Inc., Legg Mason Partners Variable Equity Trust, Lord Abbett Series Fund, Inc., MFS Variable Insurance Trust, M Fund, Neuberger Berman Advisers

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Management Trust, Oppenheimer Variable Account Funds, Pacific Select Fund, PIMCO Variable Insurance Trust, Royce Capital Fund, T. Rowe Price Equity Series, Inc., Van Eck VIP Trust.

General Account – includes all of our assets, except for those held in the Separate Account, or any of our other separate accounts.

Guideline Premium Limit – the maximum amount of premium or premiums that can be paid for any given Face Amount in order to qualify the Policy as life insurance for tax purposes as specified in the Guideline Premium Test.

Guideline Premium Test – one of two Death Benefit Qualification Tests available under the Policy, and defined in Section 7702(a)(2) of the Tax Code.

Illustration – a display of Policy benefits based upon the assumed Age and Risk Class of an Insured, Face Amount of the Policy, Death Benefit, premium payments, and historical or hypothetical gross rate(s) of return.

In Force – the status of a Policy when all requirements are met to provide a Death Benefit upon the death of the Survivor.

Insured – a person on whose life the Policy is issued. Collectively referred to as the Insureds.

Investment Option – consist of the Variable Options, the Fixed Options, and any additional investment options that we may add.

Loan Account – an account which holds amounts transferred from the Investment Options as collateral for Policy loans.

Loan Accumulated Value – the total amount of your Policy’s Accumulated Value allocated to the Loan Account.

Minimum Death Benefit – is based on the Death Benefit Qualification Test for the Policy and at any time will be no less than the minimum amount we determine to be required for this Policy to qualify as life insurance under the Code.

Modified Endowment Contract – a type of life insurance policy as described in Section 7702A of the Tax Code, which receives less favorable tax treatment on distributions of cash value than conventional life insurance policies. Classification of a Policy as a Modified Endowment Contract is generally dependent on the amount of premium paid during the first seven Policy Years, or after a material change has been made to the Policy.

Monthly Payment Date – the day we deduct monthly charges from your Policy’s Accumulated Value. The first Monthly Payment Date is your Policy Date, and it is the same day each month thereafter.

Monthly Deduction – an amount that is deducted monthly from your Policy’s Accumulated Value on the Monthly Payment Date until the Monthly Deduction End Date. The Monthly Deduction is the sum of the cost of insurance charge, the administrative charge, the Coverage charge, the asset charge, and any charge for optional Riders and benefits.

Monthly Deduction End Date – the Policy Anniversary on and after which we do not deduct a monthly charge. The Monthly Deduction End Date for your Policy is shown in the Policy Specifications and does not change for the life of the Insureds.

Net Accumulated Value – the Accumulated Value less any Policy Debt.

Net Amount At Risk – the difference between the Death Benefit payable if the Insureds died and the Accumulated Value of your Policy. We use a Net Amount At Risk to calculate the Cost of Insurance Charge. For Cost of Insurance Charge purposes, the Net Amount At Risk is equal to the Death Benefit as of the most recent Monthly Payment Date divided by 1.0020598, reduced by the Accumulated Value of your Policy.

Net Cash Surrender Value – the Cash Surrender Value less any Policy Debt.

Net Premium – premium paid less any premium load deducted.

Net Single Premium – the amount of premium needed to fund future benefits under the Policy as specified in the Cash Value Accumulation Test.

Owner – the person named on the application who makes the decisions about the Policy and its benefits while it is In Force. Two or more Owners are called Joint Owners.

Policy Anniversary – the same day as your Policy Date every year after we issue your Policy.

Policy Date – the date used to determine the Monthly Payment Date, Policy months, Policy Years, and Policy monthly, quarterly, semi-annual and annual anniversaries.

Policy Debt – the amount in the Loan Account, plus any interest you owe.

Policy Specifications – summarize information specific to your Policy at the time the Policy is issued. We will send you updated Policy Specification pages or supplemental schedules if you change your Policy’s Face Amount or any of the Policy’s other benefits.

Policy Year – starts on your Policy Date and each Policy Anniversary, and ends on the day before the next Policy Anniversary.

Riders – provide extra benefits, some at additional cost. Any optional Rider which offers additional insurance Coverage on both Insureds will have an initial Face Amount and any increase is also referred to as a “Coverage Layer”.

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Risk Class – is based on an Insured’s gender, health, and tobacco use and is used to calculate certain Policy charges.

Separate Account – the Pacific Select Exec Separate Account, a separate account of ours registered as a unit investment trust under the Investment Company Act of 1940.

Survivor – the living Insured after one of the Insureds dies.

Total Face Amount – the sum of Face Amount of Policy Coverage and the Face Amounts of any Rider providing insurance coverage on the Insureds, unless specifically excluded.

Variable Account – a subaccount of the Separate Account which invests in shares of a corresponding portfolio of an underlying Fund.

Variable Investment Option – one or more Variable Accounts available under this policy, and are part of the Separate Account.

Written Request – your signed request in writing, which may be required on a form we provide, and received by us at our Administrative Office, containing information we need to act on the request.

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POLICY BASICS

M’s Versatile Product – Survivorship II is a last survivor flexible premium variable life insurance policy that insures the lives of two people and pays Death Benefit Proceeds after both people have died.

When you buy a M’s Versatile Product – Survivorship II life insurance Policy, you are entering into a contract with Pacific Life Insurance Company. Your contract with us is made up of your application, your Policy, applications to change or reinstate the Policy, any amendments, Riders or endorsements to your Policy, and Policy Specifications.

Issuing the Policy

Your life insurance producer will assist you in completing your application for the Policy. Your life insurance producer’s broker-dealer firm has up to 7 business days to review the application before it is sent to us. When we approve your application, we will issue your Policy. If your application does not meet our underwriting and administrative requirements, we can reject it or ask you for more information. Your Policy will be sent to your life insurance producer for delivery to you. You will be asked to sign a policy delivery receipt. For Policy delivery status, check with your life insurance producer.

Our obligations to you under the Policy begin when it is In Force. We consider your Policy In Force when the following requirements are met:

• all necessary contractual and administrative requirements are met, and

• we receive and apply the initial premium to the Policy.

If there are any outstanding contractual or administrative requirements that prevent your Policy from being placed In Force, your life insurance producer will review them with you no later than when the Policy is delivered. See HOW PREMIUMS WORK – Your Initial Premium for more information.

Your Policy will be In Force until one of the following happens:

• the Survivor under the Policy dies

• the grace period expires and your Policy lapses, or

• you surrender your Policy.

If your Policy is not In Force when the Survivor dies, we are not obligated to pay the Death Benefit Proceeds to your Beneficiary.

Owners, the Insured, and Beneficiaries

Owners

You can own a Policy by yourself or with someone else. You need the signatures of all Owners for all Policy transactions.

If one of the Joint Owners dies, the surviving Owners will hold all rights under the Policy. If the Owner or the last Joint Owner dies, his or her estate will own the Policy unless you have given us other instructions.

You can change the Owner of your Policy by completing a Change of Owner Form. Please contact us or your life insurance producer for a Change of Owner Form. Once we receive and record your request, the change will be effective as of the day you signed the Change of Owner Form. You should consult your life insurance producer or legal counsel about designating ownership interests.

The Insureds

This Policy insures the lives of two people who are between the Ages of 20 and 90 at the time you apply for your Policy, and who have given us satisfactory evidence of insurability. The Policy pays Death Benefit Proceeds after the Survivor dies.

Each Insured is assigned an underwriting or insurance Risk Class which we use to calculate cost of insurance and other charges. We normally use the medical or paramedical underwriting method to assign underwriting or insurance Risk Classes, which may require a medical examination.

When we use a person’s Age in Policy calculations, we generally use his or her Age as of the nearest Policy Date, and we add one year to this Age on each Policy Anniversary. For example, when we talk about someone “reaching Age 100”, we are referring to the Policy Anniversary closest to that person’s 100th birthday, not to the day when he or she actually turns 100.

Beneficiaries

Here are some things you need to know about naming Beneficiaries:

• You can name one or more primary Beneficiaries who each receive an equal share of the Death Benefit Proceeds unless you tell us otherwise. If one Beneficiary dies, his or her share will pass to the surviving primary Beneficiaries in proportion to the share of the Death Benefit Proceeds they’re entitled to receive, unless you tell us otherwise.

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• You can also name a contingent Beneficiary for each primary Beneficiary you name. The contingent Beneficiary will receive the Death Benefit Proceeds if the primary Beneficiary dies.

• You can choose to make your Beneficiary permanent (sometimes called irrevocable). You cannot change a permanent Beneficiary’s rights under the Policy without his or her permission.

If no Beneficiary is living when the Death Benefit Proceeds are payable, you, as the Policy Owner, will receive the Death Benefit Proceeds. If you are no longer living, the Death Benefit Proceeds will go to your estate.

You can change your Beneficiary at any time while either Insured is alive, and while the Policy is In Force. If you would like to change your Policy’s Beneficiary, please contact us or your life insurance producer for a Change of Beneficiary Form. Once we receive and record your request, the change will be effective as of the day you signed the Change of Beneficiary Form.

Your Policy Date

Your Policy Date

This is usually the later of the day we approve your Policy application or when we receive all administrative requirements needed to issue the Policy. It is also the beginning of your first Policy Year. Your Policy’s monthly, quarterly, semi-annual and annual anniversary dates are based on your Policy Date.

The Policy Date is set so that it never falls on the 29th, 30th or 31st of any month.

You or your life insurance producer may request that multiple applications have the same Policy Date and be placed In Force on a common date. For multilife or employer sponsored cases, please contact your life insurance producer for additional details.

Backdating your Policy

You can have your Policy backdated up to 6 months, as long as we approve it. In Ohio, your Policy can be backdated only 3 months.

Backdating in some cases may lower your cost of insurance rates since these rates are based on the Age of the Insureds. Your first premium payment must cover the premium load and monthly charges for the period between the backdated Policy Date and the day your Policy is issued.

Re-dating your Policy

Once your Policy is issued, you may request us to re-date your Policy. This means your Policy will have a new Policy Date. Re-dating will only be allowed back to the date money is received on your Policy, and can be the earlier of:

• the date your Policy is delivered to you and you paid initial premium, or

• the date we received the initial premium, if earlier than the delivery date.

If your delivery date is the 29th, 30th or 31st of any month, the Policy will be dated the 28th of that month.

If the Policy is re-dated, no Policy charges will be deducted for any period during which Coverage was not provided under the terms of the Policy and all Policy charges will be calculated from the new Policy Date. There will be no Coverage before the new Policy Date.

It may be disadvantageous to request that the Policy be re-dated. A new Policy Date may cause an Insured’s Age for insurance purposes to change and the cost of insurance rates to increase. It will also affect events based on time elapsed since Policy Date, such as suicide and contestable clauses and surrender charge periods.

We will not re-date Policies that are issued with a temporary insurance premium. Policies with the Policy Date pre-determined under an employer or corporate sponsored plan may not be eligible to re-date.

Your Free Look Right

Your Policy provides a free look period once the Policy is delivered to you and you sign the Policy delivery receipt. During the free look period, you have the Free Look Right to cancel (or refuse) your Policy and return it to us or your life insurance producer for a refund.

There are special rules for the free look period in certain states. You will find a complete description of the free look period that applies to your Policy on the Policy’s cover sheet, or on a notice that accompanied your Policy. Generally, the free look period ends 10 days after you receive your Policy.

Some states may have a different free look period if you are replacing another life insurance policy. Please call us or your life insurance producer if you have questions about your Free Look Right.

The amount of your refund may be more or less than the premium payments you have made, depending on the state where you signed your application. We will always deduct any Policy Debt from the amount we refund to you.

If you exercise your Free Look Right, the amount we refund to you depends on the requirements of the state in which your application is signed. One such requirement may be whether your Policy is issued as a replacement of existing insurance or not. Your initial Net

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Premium is first allocated to the Fidelity VIP Money Market Variable Account, then once all requirements to place your Policy In Force have been satisfied, we transfer the Accumulated Value in the Fidelity VIP Money Market Variable Account to the Investment Options you have chosen, provided that if we are required to refund your premium if you exercise your Free Look Right, such transfer will be delayed until 15 days after we issue your Policy.

If we are not required to refund your premium if you exercise your Free Look Right, the amount we refund to you will be

• any charges or taxes we have deducted from your premiums

• the Net Premiums allocated to the Fixed Options

• the Accumulated Value allocated to the Variable Investment Options

• any monthly charges and fees we have deducted from your Policy’s Accumulated Value in the Variable Investment Options.

California Policies

For Policies issued in the state of California, the Policy’s free look period is 30 days from date of delivery as of the Policy effective date if:

• an individual Policyowner is Age 60 or older; or

• the Policyowner is either a Guardian, a Custodian or a Trust, and the Insured is age 60 and over.

During the 30-day free look period, we will hold the Net Premiums in the Fidelity VIP Money Market Variable Account. On the day following the end of the 30-day free look period, we will automatically transfer the Accumulated Value in the Fidelity VIP Money Market Variable Account to the Investment Options you chose. This automatic transfer to your Investment Option allocation choices is excluded from the transfer limitations described later in this prospectus. If you exercise your Free Look Right during the 30-day free look period, we will refund the premium payments you have made, less any Policy Debt. You may specifically direct that, during the 30-day free look period, all Net Premiums received by us be immediately allocated to the Investment Options according to your most recent allocation instructions. You may do this:

• on your application

• in writing any time prior to the end of the 30-day free look period.

If you specifically request your Net Premiums be immediately allocated to the Investment Options, and you exercise your Free Look Right during the 30-day free look period, the amount of your refund may be more or less than the premium payments you have made. Your refund will be calculated as of the day we or your life insurance producer receive your request and the Policy. The refund will be:

• any charges or taxes we have deducted from your premiums

• the Net Premiums allocated to the Fixed Options

• the Accumulated Value allocated to the Variable Investment Options

• any monthly charges and fees we have deducted from your Policy’s Accumulated Value in the Variable Investment Options.

Timing of Payments, Forms and Requests

Effective date

Once your Policy is In Force, the effective date of payments, forms and requests you send us is usually determined by the day and time we receive the item in proper form.

You may reach our service representatives on any Business Day at (800) 347-7787 between the hours of 5 a.m. through 5 p.m. Pacific time.

Please send your forms and written requests or questions to:

Pacific Life Insurance Company
P.O. Box 2030
Omaha, NE 68103

Unless you receive premium notices via listbill, send premiums (other than initial premium) to:

Pacific Life Insurance Company
P.O. Box 100957
Pasadena, California 91189-0957

We accept faxes for variable transaction requests (transfers, allocation changes, rebalancing and loans) at: (866) 398-0467

You may also submit variable transaction requests electronically at: VULTransactions@pacificlife.com

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Sending any application, premium payment, form, request or other correspondence to any other address will not be considered in proper form and will result in a processing delay.

Premium payments, loan requests, transfer requests, loan payments or withdrawal or surrender requests that we receive in proper form on a Business Day before the time of the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time, will normally be effective as of the end of that day, unless the transaction is scheduled to occur on another Business Day. If we receive your payment or request at or after the time of the close of the New York Stock Exchange on a Business Day, your payment or request will be effective as of the end of the next Business Day. If a scheduled transaction falls on a day that is not a Business Day, we will process it as of the end of the next Business Day.

Other forms, notices and requests are normally effective as of the next Business Day after we receive them in proper form, unless the transaction is scheduled to occur on another Business Day. Change of Owner and Beneficiary Forms are effective as of the day you sign the change form, once we receive them in proper form.

Electronic Information Consent

Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, annual and semi-annual reports, quarterly statements and immediate confirmations, proxy solicitation, privacy notice and other notices and documentation in electronic format when available instead of receiving paper copies of these documents by U.S. mail. You may enroll in this service by so indicating on the application, via our Internet website, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Not all Policy documentation and notifications may be currently available in electronic format. You will continue to receive paper copies of any documents and notifications not available in electronic format by U.S. mail. In addition, you will continue to receive paper copies of annual statements if required by state or federal law. By enrolling in this service, you consent to receive in electronic format any documents added in the future. For jointly owned Policies, both Owners are consenting to receive information electronically. Documents will be available on an Internet website. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. You must have ready access to a computer with Internet access, an active e-mail account to receive this information electronically, and the ability to read and retain it. You may access and print all documents provided through this service.

If you plan on enrolling in this service, or are currently enrolled, please note that:

• We impose no additional charge for electronic delivery, although your Internet provider may charge for Internet access.

• You must provide a current e-mail address and notify us promptly when your e-mail address changes.

• You must update any e-mail filters that may prevent you from receiving e-mail notifications from us.

• You may request a paper copy of the information at any time for no charge, even though you consented to electronic delivery, or if you decide to revoke your consent.

• For jointly owned Policies, both Owners are consenting that the primary Owner will receive information electronically. (Only the primary Owner will receive e-mail notices.)

• Electronic delivery will be cancelled if e-mails are returned undeliverable.

• This consent will remain in effect until you revoke it.

We are not required to deliver this information electronically and may discontinue electronic delivery in whole or in part at any time. If you are currently enrolled in this service, please call (800) 347-7787 if you would like to revoke your consent, wish to receive a paper copy of the information above, or need to update your e-mail address.

Proper form

We will process your requests once we receive all letters, forms or other necessary documents in proper form, completed to our satisfaction. Proper form may require, among other things, a signature guarantee or some other proof of authenticity. We do not generally require a signature guarantee, but we may ask for one if it appears that your signature has changed, if the signature does not appear to be yours, if we have not received a properly completed application or confirmation of an application, or for other reasons to protect you and us. Call us or contact your life insurance producer if you have questions about the proper form required for a request.

When we make payments and transfers

We will normally send the proceeds of withdrawals, loans, surrenders, exchanges and Death Benefit payments, and process transfer requests, within seven days after the effective date of the request in proper form. We may delay payments and transfers, or the calculation of payments and transfers based on the value in the Variable Investment Options under unusual circumstances, for example, if:

• the New York Stock Exchange closes on a day other than a regular holiday or weekend

• trading on the New York Stock Exchange is restricted

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• an emergency exists as determined by the SEC, as a result of which the sale of securities is not practicable, or it is not practicable to determine the value of a Variable Account’s assets, or

• the SEC permits a delay for the protection of Policy Owners.

We may delay transfers and payments from the Fixed Options, including the proceeds from withdrawals, surrenders and loans, for up to six months. We will pay interest at an annual rate of at least 2.50% on any withdrawals or surrender proceeds from the Fixed Options that we delay for 10 days or more.

Death Benefit Proceeds paid are subject to the conditions and adjustments defined in other Policy provisions, such as General Provisions, Withdrawals, Policy Loans, and Timing of Payments. We will pay interest on the Death Benefit Proceeds from the date of death at a rate not less than the rate payable for funds left on deposit. If payment of Death Benefit Proceeds is delayed more than 31 calendar days after we receive the above requirements needed to pay the claim, we will pay additional interest at a rate of 10% annually beginning with the 31st calendar day. Death Benefit Proceeds are paid as a lump sum unless you choose another payment method, as described in GENERAL INFORMATION ABOUT YOUR POLICY – Income Benefit.

Statements and Reports We Will Send You

We send the following statements and reports to policy owners:

• a confirmation for certain financial transactions, usually including premium payments and transfers, loans, loan repayments, withdrawals and surrenders. Monthly deductions and scheduled transactions made under the dollar cost averaging, portfolio rebalancing and first year transfer services are reported on your quarterly Policy statement.

• a quarterly Policy statement. The statement will tell you the Accumulated Value of your Policy by Investment Options, Cash Surrender Value, the amount of the Death Benefit, the Policy’s Face Amount, and any Policy Debt. It will also include a summary of all transactions that have taken place since the last quarterly statement, as well as any other information required by law.

• supplemental schedules of benefits and planned periodic premiums. We will send these to you if you change your Policy’s Face Amount or change any of the Policy’s other benefits.

• financial statements, at least annually or as required by law, of the Separate Account and Pacific Select Fund, that include a listing of securities for each portfolio of the Pacific Select Fund. We will also send you financial statements that we receive from the other Funds.

If you identify an error on a confirmation, quarterly or annual statement, you must notify us in writing as soon as possible to ensure proper accounting to your policy. We assume transactions are accurate unless you notify us in writing within 90 days from the date of the transaction confirmation on which the error occurred or if the transaction is first confirmed on the quarterly statement, within 90 days after the quarterly statement date. All transactions are deemed final and may not be changed after the applicable 90 day period. When you write us, include your name, policy number and description of the identified error.

Mail will be sent to you at the mailing address you have provided. If mail is returned to us as undeliverable multiple times, we will discontinue mailing to your last known address. We will, however, regularly attempt to locate your new mailing address, and will resume mailing your policy related materials to you upon confirmation of your new address. You can access documents online by visiting www.Pacificlife.com, or receive copies of documents from us upon request.

Prospectus and Fund Report Format Authorization

Subject to availability, you may request us to deliver prospectuses, statements, and other information (“Documents”) electronically. You may also elect to receive prospectus and Fund reports on CD-ROM, via US mail service. If you wish to receive Documents electronically or via CD-ROM, you authorize us to do so by indicating this preference on the application, via telephone, or by sending us a Written Request to receive such Documents electronically. We do not charge for this service.

For electronic delivery, you must provide us with a current and active e-mail address and have Internet access to use this service. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our Internet website. You may access and print all Documents provided through this service. As Documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the Document. You are responsible for any e-mail filters that may prevent you from receiving e-mail notifications and for notifying us promptly in the event that your e-mail address changes. You may revoke your consent for electronic delivery at any time, provided that we are properly notified, and we will then start providing you with a paper copy of all required Documents. We will provide you with paper copies at any time upon request. Such a request will not constitute revocation of your consent to receive required Documents electronically.

Telephone and Electronic Transactions

Unless you elect otherwise your signature on the application authorizes us to accept telephone and electronic instructions for the following transactions:

• transfers between Investment Options

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• initiate the dollar cost averaging and portfolio rebalancing service

• change future premium allocation instructions

• initiate Policy loans.

If you do not authorize us to accept telephone or electronic instructions on your application, you can later instruct us to accept telephone or electronic instructions as long as you complete and file a Transaction Authorization Form with us.

Certain life insurance producers are able to give us instructions electronically if authorized by you. You may appoint your life insurance producer to give us instructions on your behalf by completing and filing a Transaction Authorization Form with us.

Here are some things you need to know about telephone and electronic transactions:

• If your Policy is jointly owned, all Joint Owners must sign the Transaction Authorization Form. We will take instructions from any Owner or anyone you appoint.

• We may use any reasonable method to confirm that your telephone or electronic instructions are genuine. For example, we may ask you to provide personal identification or we may record all or part of the telephone conversation. We may refuse any transaction request made by telephone or electronically.

We will send you a written confirmation of each telephone and electronic transaction.

Sometimes, you may not be able to make loans or transfers by telephone or electronically, for example, if our telephone lines or our website are busy because of unusual market activity or a significant economic or market change, or our telephone lines or the Internet are out of service during severe storms or other emergencies. In these cases, you can send your request to us in writing, or call us the next Business Day or when service has resumed.

When you authorize us to accept your telephone and electronic instructions, you agree that:

• we can accept and act upon instructions you or anyone you appoint give us over the telephone or electronically

• neither we, any of our affiliates, the Pacific Select Fund, or any director, trustee, officer, employee or agent of ours or theirs will be liable for any loss, damages, cost or expenses that result from transactions processed because of a request by telephone or submitted electronically that we believe to be genuine, as long as we have followed our own procedures

• you bear the risk of any loss that arises from your right to make loans or transfers over the telephone or electronically.

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Understanding Policy Expenses and Cash Flow (including fees and charges of Fund portfolios)

The chart to the right illustrates how cash normally flows through a Policy.

Under a flexible premium life insurance policy, you have the flexibility to choose the amount and frequency of your premium payments. You must, however, pay enough premiums to cover the ongoing cost of Policy benefits.

Investment earnings will increase your Policy’s Accumulated Value, while investment losses will decrease it. The premium payments you will be required to make to keep your Policy In Force will be influenced by the investment results of the Investment Options you choose.

The dark shaded boxes show the fees and expenses you pay directly or indirectly under your Policy.

In some states we will hold your Net Premium payments in the Fidelity VIP Money Market Variable Account until the Free Look Transfer Date. Please turn to POLICY BASICS – Your Free Look Right for details.

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POLICY BENEFITS

Your Policy provides three types of benefits:

1. Death Benefits, based on the Policy’s Total Face Amount

2. Cash Surrender benefits, based on the Policy’s Accumulated Value

3. Optional Riders and benefits

The Death Benefit

We will pay Death Benefit Proceeds to your Beneficiary after the Survivor dies while the Policy is still In Force. Your Beneficiary generally will not have to pay federal income tax on Death Benefit Proceeds.

Your Policy’s Death Benefit depends on three choices you must make:

• The Total Face Amount

• The Death Benefit Option

• The Death Benefit Qualification Test

The Policy’s Death Benefit is the higher of:

1. The Death Benefit calculated under the Death Benefit Option in effect; or

2. The Minimum Death Benefit according to the Death Benefit Qualification Test that applies to your Policy.

Certain Riders may impact the Policy’s Death Benefit, see Optional Riders and Benefits.

The Face Amount

Your Policy’s initial amount of insurance coverage is its initial Face Amount. We determine the Face Amount based on instructions provided in your application.

The minimum Total Face Amount when a Policy is issued is usually $100,000, but we may reduce this in some circumstances. You will find your Policy’s Total Face Amount, which includes any increases or decreases, in the Policy Specifications in your Policy.

Changing the Face Amount

You can increase or decrease your Policy’s Face Amount starting on the first Policy Anniversary as long as we approve it. If you change the Face Amount, we will send you a supplemental schedule of benefits and premiums.

• You can change the Face Amount as long as at least one Insured is still living.

• You can only change the Face Amount once in any Policy Year.

• You must send us your Written Request while your Policy is In Force.

• Unless you request otherwise, the change will become effective on the first Monthly Payment Date on or after we receive and approve your request.

• Both Insureds or, if only one person is still living, the Survivor will also need to agree to the change in Face Amount, if you are not the Insured.

• Increasing the Face Amount may increase the Death Benefit, and decreasing the Face Amount may decrease the Death Benefit. The amount the Death Benefit changes will depend, among other things, on the Death Benefit Option you have chosen and whether, and by how much, the Death Benefit is greater than the Face Amount before you make the change.

• Changing the Face Amount can affect the Net Amount At Risk, which affects the cost of insurance charge. An increase in the Face Amount may increase the cost of insurance charge, while a decrease may decrease the charge.

• If your Policy’s Death Benefit is equal to the Minimum Death Benefit, and the Net Amount At Risk is more than three times the Death Benefit on the Policy Date, we may reduce the Death Benefit by requiring you to make a withdrawal from your Policy. If we require you to make a withdrawal, the withdrawal may be taxable. We will not charge you a withdrawal fee for these withdrawals. Please turn to WITHDRAWALS, SURRENDERS AND LOANS for information about making withdrawals.

• We can refuse your request to make the total Face Amount, including any Riders, less than $100,000. We can waive this minimum amount in certain situations, such as group or sponsored arrangements.

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Increasing the Face Amount

Here are some additional things you should know about increasing the Face Amount under the Policy:

• Both Insureds must be alive and Age 90 or younger at the time of the increase.

• You must give us satisfactory evidence of insurability for both Insureds.

• Each increase you make to the Face Amount must be $25,000 or more.

• We may charge you a fee of up to $200 for each increase. We deduct the fee on the day the increase is effective from all of your Investment Options in proportion to the Accumulated Value you have in each Investment Option.

• Each increase in Face Amount will have an associated cost of insurance rate, coverage charge and surrender charge.

• We reserve the right to limit Face Amount increases to one per Policy Year.

Decreasing the Face Amount

Decreasing the total Face Amount may affect your Policy’s tax status. To ensure your Policy continues to qualify as life insurance, we might be required to return:

• part of your premium payments to you if you have chosen the Guideline Premium Test, or

• make distributions from the Accumulated Value, which may be taxable. For more information, please see VARIABLE LIFE INSURANCE AND YOUR TAXES.

Here are some additional things you should know about decreasing the Total Face Amount under the Policy:

• We will apply any decrease in the Face Amount to eligible Coverage Layers in the following order:

• to the most recent eligible increases you made to the Face Amount

• to the initial Face Amount.

• Each decrease you make to the Face Amount must be $10,000 or more.

• We can refuse your request to decrease the total Face Amount if making the change means:

• your Policy will no longer qualify as life insurance

• the distributions we will be required to make from your Policy’s Accumulated Value will be greater than your Policy’s Net Cash Surrender Value

• your Policy will become a Modified Endowment Contract and you have not told us in writing that this is acceptable to you.

Death Benefit Options

The Policy offers three Death Benefit Options, Options A, B, and C. The Death Benefit Option you choose will generally depend on which is more important to you: a larger Death Benefit or building the Accumulated Value of your Policy.

Here are some things you need to know about the Death Benefit:

• You choose your Death Benefit Option and Death Benefit Qualification Test on your Policy application

• If you do not choose a Death Benefit Option, we will assume you have chosen Option A

• If you do not choose a Death Benefit Qualification Test, we will assume you have chosen the Guideline Premium Test.

• The Death Benefit will always be the greater of the Death Benefit under the Death Benefit Option you choose or the Minimum Death Benefit, calculated using the Death Benefit Qualification Test you have chosen.

• The Death Benefit will never be lower than the Total Face Amount of your Policy if you have chosen Option A or B. The Death Benefit Proceeds will always be reduced by any Policy Debt.

• We will pay the Death Benefit Proceeds to your Beneficiary when we receive proof of the deaths of both Insureds.

The Death Benefit Options are:

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Option A – the Total Face Amount of your Policy.	Option B – the Total Face Amount of your Policy plus its Accumulated Value.	Option C – the Total Face Amount of your Policy plus the total premiums you have paid minus any withdrawals or distributions made.

	The Death Benefit changes as your Policy’s Accumulated Value changes. The better your Investment Options perform, the larger the Death Benefit will be.	The more premiums you pay and the less you withdraw, the larger the Death Benefit will be.

The graphs are intended to show how the Death Benefit Options work and are not predictive of investment performance in your Policy.

Limits on Option C

The following limits apply to Option C:

• To elect Option C, the Insureds must be Age 80 or younger at the time the Policy is issued.

• The Death Benefit calculated under Option C will be limited to the amount shown in the Policy Specifications as the “Option C Death Benefit Limit,” an amount which will never exceed four times the Initial Total Face Amount of your Policy on the Policy Date.

Changing Your Death Benefit Option

You can change your Death Benefit Option while your Policy is In Force, subject to the following:

• You can change the Death Benefit Option once in any Policy Year.

• You must send us your Written Request.

• You can change from any Death Benefit Option to Option A or Option B.

• You cannot change from any Death Benefit Option to Option C.

• The change will become effective on the first Monthly Payment Date after we receive your request. If we receive your request on a Monthly Payment Date, we will process it that day.

• The total Face Amount of your Policy will change by the amount needed to make the Death Benefit under the new Death Benefit Option equal the Death Benefit under the old Death Benefit Option just before the change. We will not let you change the Death Benefit Option if doing so means the Face Amount of your Policy will become less than $1,000.

• Changing the Death Benefit Option can also affect the monthly cost of insurance charge since this charge varies with the Net Amount At Risk.

• The new Death Benefit Option will be used in all future calculations.

We will not change your Death Benefit Option if it means your Policy will be treated as a Modified Endowment Contract, unless you have told us in writing that this would be acceptable to you. Modified Endowment Contracts are discussed in VARIABLE LIFE INSURANCE AND YOUR TAXES.

Choosing a Death Benefit Qualification Test

This Policy offers two ways to calculate the Minimum Death Benefit: the Cash Value Accumulation Test and the Guideline Premium Test. These are called Death Benefit Qualification Tests. The test you choose will generally depend on the amount of premiums you want to pay.

Your Death Benefit Qualification Test affects the following:

• premium limitations

• amount of Minimum Death Benefit

• monthly cost of insurance charges

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• flexibility to reduce Face Amount.

Each test determines what the Minimum Death Benefit should be in relation to your Policy’s Accumulated Value. The Death Benefit determined under either test will be at least equal to the amount required for the Policy to qualify as life insurance under the Tax Code.

Cash Value Accumulation Test

If you choose the Cash Value Accumulation Test, your Policy’s Minimum Death Benefit will be the greater of:

• the lowest Death Benefit amount that’s needed for the Policy to qualify as life insurance under the Cash Value Accumulation Test in the Tax Code, or

• 101% of the Policy’s Accumulated Value.

Under this test, a Policy’s Death Benefit must be large enough to ensure that its Cash Surrender Value, as defined in Section 7702 of the Tax Code (and which is based on Accumulated Value, among other things), is never larger than the Net Single Premium that’s needed to fund future benefits under the Policy. The Net Single Premium under your Policy varies according to the Age, sex, and Risk Class of both Insureds. It is calculated using an interest rate of at least 4% and the guaranteed mortality charges at the time the Policy is issued. We will use a higher interest rate if we have guaranteed it under your Policy.

An example

For a Policy that insures a male non-smoker Age 56 and a female non-smoker Age 53 when the Policy was issued, in Policy Year 20 the Minimum Death Benefit under the Cash Value Accumulation Test is calculated by multiplying the Accumulated Value by a “Net Single Premium factor” of 1.869.

Guideline Premium Test

Under this test, the Minimum Death Benefit is calculated by multiplying your Policy’s Accumulated Value by a Guideline Premium Death Benefit percentage. The Death Benefit is based on the Age of the younger Insured so it varies over time. It is 250% when the younger Insured is Age 40 or younger, and reduces as the person gets older. You will find a table of death benefit percentages in Appendix A of this prospectus and in your Policy.

Under the Guideline Premium Test, the total premiums you pay cannot exceed your Policy’s Guideline Premium Limit. Your Policy’s Guideline Premium Limit is the greater of:

• the guideline single premium or

• the sum of the guideline level annual premiums to date.

Before you buy a Policy, you can ask us or your life insurance producer for a personalized Illustration that shows you the guideline single premium and guideline level annual premiums.

If you increase or decrease your coverage, the guideline single or level premiums may be increased or decreased. These changes may be more than proportionate.

Comparing the Death Benefit Qualification Tests

The table below shows a general comparison of how features of your Policy may be affected by your choice of Death Benefit Qualification Test. When choosing between the tests, you should consider:

	Cash Value Accumulation Test	Guideline Premium Test
Premium payments[1]	Allows flexibility to pay more premium	Premium payments are limited under the Tax Code
Death Benefit	Generally higher as Policy duration increases	May be higher in early years of Policy
Monthly cost of insurance charges	May be higher, if the Death Benefit is higher	May be lower, except perhaps in early years of Policy
Face Amount decreases	Will not require return of premium or distribution of Accumulated Value	May require return of premium or distribution of Accumulated Value to continue Policy as life insurance

1 We may limit premium payments to prevent your Policy from being classified as a Modified Endowment Contract.

Examples of Death Benefit Calculations

The tables below compare the Death Benefits provided by the Policy’s available Death Benefit Options. The examples are intended only to show differences in Death Benefits and Net Amounts at Risk. Accumulated Value assumptions may not be realistic.

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These examples show that each Death Benefit Option provides a different level of protection. Keep in mind that cost of insurance charges, which affect your Policy’s Accumulated Value, increase over time. The cost of insurance is charged at a rate based on the Net Amount At Risk. As the Net Amount At Risk increases, your cost of insurance increases. Accumulated Value also varies depending on the performance of the Investment Options in your Policy.

The example below assumes the following:

• the Insureds are a male non-smoker Age 56 and a female non-smoker Age 53 at the time the Policy was issued

• Face Amount is $1,000,000

• Accumulated Value at the date of death is $550,000

• total premium paid into the Policy is $300,000

• the Minimum Death Benefit under the Guideline Premium Test is $610,500 (assuming a Guideline Premium Test factor of 111% × Accumulated Value)

• the Minimum Death Benefit under the Cash Value Accumulation Test is $1,027,950 (assuming a Net Single Premium factor of 1.869 of the Accumulated Value).

		If you select the Guideline Premium Test, the Death Benefit is the larger of these two amounts
Death Benefit Option	How it’s calculated	Death Benefit under the Death Benefit Option	Minimum Death Benefit	Net Amount At Risk used for cost of insurance charge
Option A	Total Face Amount	$1,000,000	$610,500	$475,836.98
Option B	Total Face Amount plus Accumulated Value	$1,550,000	$610,500	$996,813.87
Option C	Total Face Amount plus premiums less distributions	$1,300,000	$610,500	$747,327.76

		If you select the Cash Value Accumulation Test, the Death Benefit is the larger of these two amounts
Death Benefit Option	How it’s calculated	Death Benefit under the Death Benefit Option	Minimum Death Benefit	Net Amount At Risk used for cost of insurance charge
Option A	Total Face Amount	$1,000,000	$1,027,950	$475,836.98
Option B	Total Face Amount plus Accumulated Value	$1,550,000	$1,027,950	$996,813.87
Option C	Total Face Amount plus premiums less distributions	$1,300,000	$1,027,950	$747,327.76

If the Death Benefit equals the Minimum Death Benefit, any increase in Accumulated Value will cause an automatic increase in the Death Benefit.

Here’s the same example, but with an Accumulated Value of $1,400,000. Because Accumulated Value has increased, the Minimum Death Benefit is now:

• $1,554,000 for the Guideline Premium Test

• $2,616,600 for the Cash Value Accumulation Test.

If you select the Guideline Premium Test, the Death Benefit is the larger of these two amounts

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Death Benefit Option	How it’s calculated	Death Benefit under the Death Benefit Option	Minimum Death Benefit	Net Amount At Risk used for cost of insurance charge
Option A	Total Face Amount	$1,000,000	$1,554,000	$150,805.65
Option B	Total Face Amount plus Accumulated Value	$2,400,000	$1,554,000	$995,066.64
Option C	Total Face Amount plus premiums less distributions	$1,300,000	$1,554,000	$150,805.65

		If you select the Cash Value Accumulation Test, the Death Benefit is the larger of these two amounts
Death Benefit Option	How it’s calculated	Death Benefit under the Death Benefit Option	Minimum Death Benefit	Net Amount At Risk used for cost of insurance charge
Option A	Total Face Amount	$1,000,000	$2,616,600	$1,071,157.11
Option B	Total Face Amount plus Accumulated Value	$2,400,000	$2,616,600	$1,071,157.11
Option C	Total Face Amount plus premiums less distributions	$1,300,000	$2,616,600	$1,071,157.11

Estate Preservation Rider

This Rider provides a Death Benefit equal to the Face Amount of this Rider in the event that both Insureds under the Policy die during the first four policy years. This Rider is automatically included on any Policy where both Insureds are between Ages 20 and 75 and where neither Insured has a substandard Risk Class or is uninsurable. Certain Policies issued with a rated Risk Class may also be eligible. Ask us or your life insurance producer for more information regarding eligibility for this Rider. For more information, please see POLICY BENEFITS – Optional Riders and Benefits.

When We Pay the Death Benefit

We calculate the amount of the Death Benefit Proceeds as of the end of the day the Survivor dies. If that person dies on a day that is not a Business Day, we calculate the Death Benefit Proceeds as of the next Business Day.

Your Policy’s Beneficiary must send us proof that both Insureds died while the Policy was In Force, along with payment instructions. If both Insureds die at the same time, or if it is not clear who died first, we will assume the older Insured died first.

Death Benefit Proceeds equal the total of the Death Benefits provided by your Policy and any Riders you have added, minus any Policy Debt, minus any overdue charges. We will pay the Death Benefit Proceeds within 2 months after we receive proof that both Insureds died while the Policy was In Force.

It is important that we have a current address for your Beneficiary so that we can pay Death Benefit Proceeds promptly. If we cannot pay the Death Benefit Proceeds to your Beneficiary within five years of the death of the Insured, we will be required to pay them to the state.

Optional Riders and Benefits

There are optional Riders that provide extra benefits, some at additional cost. Not all Riders are available in every state, and some Riders may only be added when you apply for your Policy. Ask your life insurance producer for more information about the Riders available with the Policy, or about other kinds of life insurance policies offered.

Investment Allocation Requirements

At initial purchase and during the entire time that you own certain optional benefit Riders, you must allocate your entire Accumulated Value to the Investment Options we make available for these Riders. You must allocate 100% of your Accumulated Value among the allowable Investment Options.

Allowable Investment Options
American Funds Asset Allocation	Portfolio Optimization Moderate-Conservative
BlackRock Global Allocation V.I. Fund	Portfolio Optimization Moderate
GE Investments Total Return Fund	Portfolio Optimization Growth

Pacific Dynamix-Conservative Growth	PIMCO Global Multi-Asset Managed Allocaiton Portfolio

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Pacific Dynamix-Moderate Growth	Fixed Account
Pacific Dynamix-Growth	Fixed LT Account
Portfolio Optimization Conservative

By adding certain optional benefit Riders to your Policy, you agree to the above referenced investment allocation requirements for the entire period that you own a Rider. These requirements may limit the number of Investment Options that are otherwise available to you under your Policy. We reserve the right to add, remove or change allowable Investment Options at any time. We may make such a change due to a fund reorganization, fund substitution, to help protect our ability to provide the guarantees under these Riders, or otherwise. If such a change is required, we will provide you with reasonable notice (generally 90 calendar days unless we are required to give less notice) prior to the effective date of such change to allow you to reallocate your Accumulated Value to maintain your Rider benefits. If you do not reallocate your Accumulated Value your Rider will terminate.

Asset allocation does not guarantee future results, ensure a profit, or protect against losses. The investment allocation requirements may reduce overall volatility in investment performance, may reduce investment returns, and may reduce the likelihood that we will be required to make payments under the optional benefit Riders. The reduction in volatility permits us to more effectively provide the guarantees under the Policy. Certain of the asset allocation portfolios that are allowable Investment Options, including the Pacific Select Fund asset allocation portfolios, may use futures and options to reduce the portfolios’ equity exposure during periods when market indicators suggest high market volatility. This strategy is designed to reduce the risk of market losses from investing in equity securities. However, this strategy may result in periods of underperformance, including periods when specified benchmark indexes are appreciating but market volatility is high. As a result, your Accumulated Value may increase less than it would have without these defensive actions.

Some broker/dealers may limit their clients from purchasing some optional benefits based on the client’s age or other factors. You should work with your life insurance producer to decide whether an optional benefit is appropriate for you.

Certain restrictions may apply and are described in the Rider or benefit. We will add any Rider charges to the monthly charge we deduct from your Policy’s Accumulated Value.

There are two types of riders available under the Policy

• Riders providing Face Amount on the Insureds

• Riders that provide additional benefits

Riders that provide Face Amount Coverage on the Insureds (terms for these Riders are described below):

Annual Renewable Term Rider-Last Survivor (ARTR-LS)

Provides annual renewal term insurance on both Insureds.

Estate Preservation Rider

This Rider provides a Death Benefit equal to the Face Amount of this Rider in the event that both Insureds under the Policy die during the first four policy years.

Surrender Value Enhancement Rider-Last Survivor (SVER-LS)

Provides term insurance on the Insureds in combination with the Face Amount of the Policy.

Short-Term No-Lapse Guarantee

Protects the Policy from lapsing for a period of time due to poor Policy performance.

Riders that provide additional Coverage to you or your family:

Accelerated Living Benefits Rider

Gives the Policy Owner access to a portion of the Policy’s Death Benefit if the Survivor has been diagnosed with a terminal illness resulting in a life expectancy of six months or less (or longer than six months in some states).

Annual Renewable Term Rider-Individual (ARTR-I)

Provides level or varying term insurance on either or both Insureds.

Enhanced Policy Split Option Rider

Available to married couples, it splits the Policy into two policies without evidence of insurability.

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Policy Split Option Rider

Splits the Policy into two individual policies with evidence of insurability.

More detailed information about the Annual Renewable Term Rider-Individual, Annual Renewable Term Rider-Last Survivor, Enhanced Policy Split Option Rider, and Policy Split Option Rider appears in the SAI. To obtain a copy of the SAI, visit our website at www.Pacificlife.com. Samples of the provisions for the extra optional benefits are available from us upon Written Request.

• Surrender Value Enhancement Rider-Last Survivor (SVER-LS)

Provides additional Death Benefit protection on the Insureds in combination with the Face Amount of the Policy and may also provide higher early cash value. The Rider may be purchased at Policy issue, subject to evidence of insurability. The Rider is available for Insureds Age 20 through 90 at the time of Rider issue. You may request unscheduled increases or decreases in Face Amount of the Rider, subject to certain limitations. The Rider is payable on the death of the Survivor.

The guaranteed monthly cost of insurance rate and monthly coverage charge will be shown in your Policy Specifications. Our current charges may be less than our guaranteed charges.

You may request increases or decreases in Face Amount of the Rider. Each increase will be subject to satisfactory evidence of insurability and will have associated cost of insurance rates. Unless you request otherwise, the increase will become effective on the first Monthly Payment Date on or following the date we receive and approve your request. We may deduct an administrative charge not to exceed $200 from your Policy’s Accumulated Value on the effective date of any unscheduled increase. Decreases will be effective on the first Monthly Payment Date on or following the date the Written Request is received at our Life Insurance Operations Center. Decreases will first be applied against the most recent increase, if any, and then against successively earlier increases, if any, and finally against the original SVER-LS Face Amount.

The Rider will terminate on the earliest of your Written Request, or on lapse or termination of this Policy, or upon the Survivor’s Death.

• Short-Term No-Lapse Guarantee Rider

You are eligible for the No Lapse Rider if:

• The older Insured is younger than Age 80 when the Policy is issued.

• You chose either Death Benefit Option A or B when applying for your Policy.

• You did not select the optional ARTR-I.

• If you selected the ARTR-LS, the term insurance provided is on a level, not varying, schedule.

• Your application meets our underwriting requirements.

The No Lapse Rider is issued with a guarantee period based on the Age of the older Insured. The guarantee period will be at least five years, and never more than 25 years. The guarantee period of your No Lapse Rider is listed on your Policy Specifications.

The No Lapse Premium is an amount used during the guarantee period to determine the No Lapse Credit. The no lapse premium is shown on your Policy Specifications as the Initial Annual No Lapse Premium. The Rider is designed to remain in effect through the guarantee period if you pay at least one twelfth of this amount at the beginning of each Policy month, take no loans or withdrawals, and make no changes, scheduled or unscheduled, to your Policy coverage. However, the Rider may remain in effect even if premium payments are made in different patterns, if you take Policy loans or withdrawals, or there are changes in coverage amounts. Any change in Face Amount or coverage may cause a change in the No Lapse Premium, in which case we will inform you of the new No Lapse Premium.

The No Lapse Credit is a value used to determine if the Rider is in effect. It is calculated at the beginning of each Policy month during the guarantee period. The No Lapse Credit as of the Policy Date is equal to the premium paid less one-twelfth of the Initial Annual No Lapse Premium. On any other Monthly Payment Date, the No Lapse Credit is equal to:

• the No Lapse Credit as of the prior Monthly Payment Date multiplied by (1 + i) where i equals 0.327374% if the No Lapse Credit is negative, otherwise it equals the rate of 0%;

• plus the premiums received since the prior Monthly Payment Date;

• less withdrawals taken since the prior Monthly Payment Date; and

• less one-twelfth of the then current No Lapse Premium.

For example, for a Policy with a No Lapse Premium of $838.61, a No Lapse Credit of $1,000.00 on the prior Monthly Payment Date and a monthly interest rate of 0.0% for accumulation of the No Lapse Credit if the No Lapse Credit is positive, where a withdrawal of $500.00 has been taken since the prior Monthly Payment Date and a premium payment of $100.00 was made on the current Monthly Payment Date, the No Lapse Credit on the current Monthly Payment Date will be $530.12.

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If the No Lapse Credit less Policy Debt is equal to or greater than zero, the Rider is in effect. If the Rider has become ineffective because the No Lapse Credit is less than the Policy Debt, you may reinstate the benefit by paying sufficient premium or by repaying a sufficient portion of the loan balance. The premium payment or loan repayment necessary to reinstate the benefit is equal to the amount that would make the No Lapse Credit equal to the Policy Debt.

If your Policy does not have enough Accumulated Value, after subtracting any Policy Debt, to cover your monthly deduction on the Monthly Payment Date, and the Rider is in effect, your Policy will not enter the grace period, and will not lapse. Your Policy and all other Riders attached to your Policy will continue in effect under their terms during the guarantee period as long as the conditions for the Rider to be in effect are met.

When your Policy continues under the Rider, monthly deductions for your Policy will be accumulated as the AV pay-off account. Interest is charged on this amount at the monthly rate of 0.327374%, which is equivalent to 4% annually, and the result is stored in the AV pay-off account. Additional Net Premium, or loan repayment amounts, will first be used to reduce the amount of your AV pay-off account. Once the amount of the AV pay-off account has been repaid, any additional new Net Premium or loan repayment amounts will be allocated to the Investment Options according to your most recent instructions.

If your Policy is continued under the Rider at the time the guarantee period ends, you will need to pay sufficient additional premium or make a loan repayment to bring the AV pay-off account to zero and cover any future monthly deductions from your Policy, or your Policy will lapse.

• Estate Preservation Rider

This Rider provides a Death Benefit equal to the Face Amount of this Rider in the event that both Insureds under the Policy die during the first four policy years. This Rider is automatically included on any Policy where both Insureds are between Ages 20 and 75 and where neither Insured has a substandard Risk Class or is uninsurable. Certain Policies issued with a rated Risk Class may also be eligible. Ask us or your life insurance producer for more information regarding eligibility for this Rider. If both Insureds die while the Rider is in effect, there is an additional death benefit paid equal to the Face Amount of the Estate Preservation Rider.

The Face Amount of this Rider is separate from the Total Face Amount of the Policy, but is based on the Face Amount of the Basic Coverage and any optional Annual Renewable Term Rider – Last Survivor or Surrender Value Enhancement Rider – Last Survivor. The Face Amount for the Estate Preservation Rider is shown in the Policy Specifications. The Face Amount of the Estate Preservation Rider cannot be increased. A decrease or termination of this Rider prior to the end of the four year term is allowed by Written Request.

This Rider is intended solely to provide a Death Benefit in the event that both Insureds under the Policy die during the first four Policy Years, and is not guaranteed to offset any estate or other tax liability. The Face Amount of this Rider does not contribute to the Total Face Amount of the Policy. The Face Amount of this Rider does not comprise a Coverage Layer under the Policy. There is no charge for this Rider.

This Rider will terminate on the earliest of

• your Written Request; or

• termination of the Policy; or

• four years from the Policy Date.

Things to Keep in Mind

We offer other variable life insurance policies which provide insurance protection on the life of one person or the lives of two people. The loads and charges on these policies may be different. Combining a Policy and a Rider, however, may be more economical than adding another Policy. It may also be more economical to provide an amount of insurance coverage through a Policy alone. Many life insurance policies have some flexibility in structuring the Face Amount, the Death Benefit, and premium payments in targeting the cash values based on your particular needs.

Depending on the Ages and Risk Classes of the Insureds, in some cases, the ARTR-LS and SVER-LS Riders may have lower charges than simply purchasing the Face Amount on a Policy alone. In some cases, the charges may be higher. Some charges are higher in the early years of the policy and/or rider, and some reduce with policy and/or rider duration.

In general, your Policy coverage offers the advantage of lower overall guaranteed charges than the added Riders. If you add a Rider or Riders to your Policy, and if we apply maximum guaranteed charges, you may increase your risk of lapse even if all planned premiums are paid. Adding a Rider or Riders may also affect the amount of premium you can pay on your Policy and still have it qualify as life insurance.

Combining a Policy with a ARTR-LS may lower costs and may improve Accumulated Value accrual for the same amount of Death Benefit. However, your Policy has guaranteed maximum charges. Adding a ARTR-LS will result in guaranteed maximum charges that are higher than for a single Policy with the same Face Amount.

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Combining a Policy with a SVER-LS may improve Accumulated Value accrual in the early years of your Policy, but could result in either higher or lower charges than under a single Policy. The timing of certain charges for Policies held for certain periods may also be affected.

Ultimately, individual needs and objectives vary, and they may change through time. It is important that you consider your goals and options carefully. You should discuss your insurance needs and financial objectives with your life insurance producer before purchasing any life insurance product or purchasing additional insurance benefits. You should also consider a periodic review of your coverage with your life insurance producer.

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HOW PREMIUMS WORK

Your Policy gives you the flexibility to choose the amount and frequency of your premium payments within certain limits. Each premium payment must be at least $50.

The amount, frequency, and period of time over which you make premium payments may affect whether your Policy will be classified as a Modified Endowment Contract, or no longer qualifies as life insurance for tax purposes. See VARIABLE LIFE INSURANCE AND YOUR TAXES for more information.

We deduct a premium load from each premium payment, and then allocate your Net Premium to the Investment Options you have chosen. Depending on the performance of your Investment Options, and on how many withdrawals, loans or other Policy features you have taken advantage of, you may need to make additional premium payments to cover monthly deductions for Policy charges to keep your Policy In Force. We reserve the right to accept premium payments in amounts less than $50.

Your Initial Premium

We apply your first premium payment to the Policy on the later of the day we receive it or the day we receive all contractual and administrative requirements necessary for your Policy to be In Force. See HOW PREMIUMS WORK – Allocating Your Premiums for more information on when your first Net Premium is allocated to the Investment Options.

If you have outstanding contractual and administrative requirements, your life insurance producer will notify you of a delivery date when any outstanding requirements are due to us, not to exceed 45 days from the date we issue your Policy. If we do not receive your first premium payment and all contractual and administrative requirements on or before the delivery date, we can cancel the Policy and refund any premium payment you have made. We may extend the delivery date in some cases.

Planned Periodic Premium Payments

You can schedule the amount and frequency of your premium payments. We refer to scheduled premium payments as your planned periodic premium. Here’s how it works:

• On your application, you chose a fixed amount of at least $50 for each premium payment.

• You indicate whether you want to make premium payments annually, semi-annually, or quarterly. You can also choose monthly payments using our monthly Electronic Funds Transfer Plan, which is described below.

• We send you a notice to remind you of your scheduled premium payment (except for monthly Electronic Funds Transfer plan payments, which are paid automatically).

• If you have any Policy Debt, we will treat any payment you make during the life of your Policy as a loan repayment, not as a premium payment, unless you tell us otherwise in writing. When a payment, or any portion of it, exceeds your Policy Debt, we will treat it as a premium payment.

You do not have to make the premium payments you have scheduled. However, not making a premium payment may have an impact on any financial objectives you may have set for your Policy’s Accumulated Value and Death Benefit, and could cause your Policy to lapse. Even if you pay all your premiums when they’re scheduled, your Policy could lapse if the Accumulated Value, less any Policy Debt, is not enough to pay your monthly charges. Turn to YOUR POLICY’S ACCUMULATED VALUE for more information.

Paying Your Premium

Premium payments must be made in a form acceptable to us before we can process it. You may pay your premium:

• by personal check, drawn on a U.S. bank

• by cashier’s check, if it originates in a U.S. bank

• by money order in a single denomination of more than $10,000, if it originates in a U.S. bank

• by third party payments, when there is a clear relationship between the payor (individual, corporation, trust, etc.) and the Insured and/or Owner

• by temporary check with the ABA routing number and account number pre-printed on the check

• wire transfers that originate in U.S. banks.

We will not accept premium payments in the following forms:

•  cash

•  credit card or check drawn against a credit card account

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• traveler’s checks

• cashier’s check or money order drawn on a non-U.S. bank, even if the payment may be effected through a U.S. bank

• money order in a single denomination of $10,000 or less

• third party payments, if there is not a clear relationship between the payor (individual, corporation, trust, etc.) and the Insured and/or Owner

• wire transfers that originate from foreign bank accounts.

If your Policy is subject to the Minimum Death Benefit, and you want to pay a premium that increases the Net Amount At Risk, you will need to provide us with satisfactory evidence of insurability before we can increase the Death Benefit regardless of which Death Benefit Option you have selected. In this event, your cost of insurance charges will also increase. Cost of insurance charges are based, among other things, upon your Policy’s Net Amount At Risk. For more information, see YOUR POLICY’S ACCUMULATED VALUE on how cost of insurance charges are calculated.

All unacceptable forms of premium payments will be returned to the payor along with a letter of explanation. We reserve the right to reject or accept any form of payment. If you make premium payments or loan repayments by Electronic Funds Transfer or by check other than a cashier’s check, your payment of any withdrawal proceeds and any refund during the free look period may be delayed until we receive confirmation in our administrative office that your payment has cleared.

Monthly Electronic Funds Transfer Plan

Once you have made your first premium payment, you can make monthly premium payments or loan payments using our Electronic Funds Transfer Plan. Here’s how it works:

• You authorize us to withdraw a specified amount from your checking account, savings account or money market account each month.

• You can choose any day between the 1st and 25th of the month.

• If you do not specify a day for us to make the withdrawal, we will withdraw the payment on your Policy’s monthly anniversary. If your policy's monthly anniversary falls on the 26th, 27th, or 28th of the month, we will initiate the draft on the 25th of each month.

• If you make monthly payments by the Electronic Funds Transfer Plan, we will apply the payments as loan repayment unless you have requested that payments be applied as premium payments. Loan payments made by the Electronic Funds Transfer Plan must be at least $50.

Deductions From Your Premiums

We deduct a maximum premium load of 8.00% from each premium payment you make.

This charge helps pay for the cost of distributing our Policies, and is also used to pay state and local premium taxes, any other taxes that may be imposed, and to compensate us for certain costs or lost investment opportunities resulting from our amortization and delayed recognition of certain policy acquisition expenses for federal income tax purposes. These consequences are referred to as the deferred acquisition cost (“DAC tax”).

Like other Policy charges, we may profit from the premium load and may use these profits for any lawful purpose, such as the payment of distribution and administrative expenses. We will notify you in advance if we change our current load rate.

Limits on the Premium Payments You Can Make

We will not accept premium payments after your Policy’s Monthly Deduction End Date.

Federal tax law puts limits on the amount of premium payments you can make in relation to your Policy’s Death Benefit. These limits apply in the following situations:

• If you have chosen the Guideline Premium Test as your Death Benefit Qualification Test and accepting the premium means your Policy will no longer qualify as life insurance for federal income tax purposes.

• If applying the premium in that Policy Year means your Policy will become a Modified Endowment Contract. You may direct us to accept premium payments or other instructions that will cause your Policy to be treated as a Modified Endowment Contract by signing a Modified Endowment Contract Election Form. You will find a detailed discussion of Modified Endowment Contracts in VARIABLE LIFE INSURANCE AND YOUR TAXES. You should speak to a qualified tax adviser for complete information regarding Modified Endowment Contracts.

• If applying the premium payment to your Policy will increase the Net Amount At Risk. This will happen if your Policy’s Death Benefit is equal to the Minimum Death Benefit or would be equal to it once we applied your premium payment.

You will find more detailed information regarding these situations in the SAI.

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Allocating Your Premiums

We generally allocate your Net Premiums to the Investment Options you have chosen on your application on the day we receive them. Please turn to YOUR INVESTMENT OPTIONS for more information about the Investment Options.

When we allocate your first premium depends on the state and replacement status. For policies that require us to return the premiums you have paid if you exercise your Free Look Right, we will hold your Net Premiums in the Fidelity VIP Money Market Variable Account until 15 days after issue, and then transfer them to the Investment Options you have chosen.

If your Policy requires refunds to be based on Accumulated Value if you exercise your Free Look Right, we allocate Net Premiums to the Investment Options you have chosen on the day we receive them or your Policy Date, if later. If your Policy has outstanding contractual and/or administrative requirements necessary before it can be placed In Force, we will allocate any Net Premiums received to the Fidelity VIP Money Market Variable Account until the requirements are satisfied and your Policy is placed In Force.

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YOUR POLICY’S ACCUMULATED VALUE

Accumulated Value is the value of your Policy on any Business Day. It is used as the basis for determining Policy benefits and charges.

We use it to calculate how much money is available to you for loans and withdrawals, and how much you will receive if you surrender your Policy. It also affects the amount of the Death Benefit if you choose a Death Benefit Option that’s calculated using Accumulated Value.

The Accumulated Value of your Policy is not guaranteed – it depends on the performance of the Investment Options you have chosen, the premium payments you have made, Policy charges and how much you have borrowed or withdrawn from the Policy.

If your Accumulated Value less any Policy Debt is insufficient to pay for Policy charges, your policy will enter its Grace Period. If you do not pay sufficient premium during the Grace Period to restore your Policy’s Accumulated Value, your Policy will lapse.

Calculating Your Policy’s Accumulated Value

Your Policy’s Accumulated Value is the total amount allocated to the Variable Investment Options and the Fixed Options, plus the amount in the Loan Account. Please see WITHDRAWALS, SURRENDERS AND LOANS – Taking Out a Loan for information about loans and the Loan Account.

We determine the value allocated to the Variable Investment Options on any Business Day by multiplying the number of accumulation units for each Variable Investment Option credited to your Policy on that day, by the Variable Investment Option’s unit value at the end of that day. The process we use to calculate unit values for the Variable Investment Options is described in YOUR INVESTMENT OPTIONS.

Persistency Credit

Your Policy may be eligible for a persistency credit. Here is how it works:

Beginning on your 6th Policy Anniversary and on each Policy Anniversary thereafter, we may credit your Policy with a persistency credit of 0.20% on an annual basis. We calculate the persistency credit amount on your Policy’s average Accumulated Value less any Policy Debt on each Monthly Payment Date during the preceding Policy Year. We add it proportionately to your Fixed and Variable Options according to your most recent allocation instructions.

Beginning on your 16th Policy Anniversary, we may increase your annual persistency credit to 0.35%.

Beginning on your 21st Policy Anniversary, we may increase your annual persistency credit to 0.50%.

Your Policy’s persistency credit is not guaranteed, and we may discontinue the program at any time.

Monthly Deductions

We deduct a monthly charge from your Policy’s Accumulated Value. If there is not enough Accumulated Value to pay the monthly charge, your Policy could lapse. The performance of the Investment Options you choose, not making planned premium payments, or taking out a withdrawal or a loan all affect the Accumulated Value of your Policy. You will find a discussion about when your Policy might lapse, and what you can do to reinstate it, later in this section.

Unless you tell us otherwise, we deduct the monthly charge from the Investment Options that make up your Policy’s Accumulated Value, in proportion to the Accumulated Value you have in each Investment Option. This charge is made up of five charges:

• cost of insurance

• administrative charge

• Coverage Charge

• charges for optional Riders

• asset charge

Cost of Insurance

This charge is for providing you with life insurance protection. Like other Policy charges, we may profit from the cost of insurance charge and may use these profits for any lawful purpose such as the payment of distribution and administrative expenses.

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We deduct a cost of insurance charge based on the cost of insurance rate and Net Amount At Risk for each Coverage Layer.

There are maximum or guaranteed cost of insurance rates associated with your Policy. These rates are shown in your Policy Specifications.

The guaranteed rates include the insurance risks associated with insuring two people. They are calculated using 2001 Commissioners Standard Ordinary Mortality Tables. The cost of insurance rates take into consideration the Age and gender of the Insureds unless unisex rates are required. Gender blended tables are used for unisex cost of insurance rates. Unisex rates are used in the state of Montana.

Our current cost of insurance rates will apply uniformly to all members of the same Class. Any changes in the cost of insurance rates will apply uniformly to all members of the same Class. These rates generally increase as the Insured’s Age increases, and they vary with the number of years the Policy has been In Force. Our current rates do not and will not exceed the guaranteed rates in the future.

How we calculate cost of insurance
We calculate cost of insurance by multiplying the current cost of insurance rate by a Net Amount At Risk at the beginning of each Policy month.

The Net Amount At Risk used in the cost of insurance calculation is the difference between a Death Benefit that would be payable if both Insureds died, and the Accumulated Value of your Policy. We calculate it in two steps:

First, we calculate the total Net Amount At Risk for your Policy in two steps:
• Step 1: we divide the Death Benefit that would be payable at the beginning of the Policy month by 1.0020598.
• Step 2: we subtract your Policy’s Accumulated Value at the beginning of the Policy month from the amount we calculated in Step 1.

Next we allocate the Net Amount At Risk in proportion to the Face Amount of the base Policy, any optional ARTR-LS and any optional SVER-LS, and each increase that’s In Force as of your Monthly Payment Date.

We then multiply the amount of each allocated Net Amount At Risk by the cost of insurance rate for each Coverage Layer. The sum of these amounts is your cost of insurance charge.

Premiums, Net Premiums, Policy fees and charges, withdrawals, investment performance and fees and expenses of the underlying portfolios may affect your Net Amount At Risk, depending on the Death Benefit Option you choose or if your Death Benefit under the Policy is the Minimum Death Benefit.

Choosing a guaranteed period

We guarantee our current cost of insurance rates. If, when the Policy is issued, the older Insured is:

• Age 65 or younger, we guarantee the rates for 10 years

• older than 65, but younger than 81, we guarantee the rates for 5 years

• older than 80, we guarantee the rates for 1 year.

However, if either Insured is uninsurable, and the older Insured is Age 65 or younger, we guarantee the rates for 5 years. If either Insured is uninsurable, and the older Insured is Age 66 or older, we guarantee the rates for 1 year.

If the older Insured is Age 50 or younger, and neither Insured is uninsurable, you have the option to extend the guaranteed period to fifteen years. You can only do this when the Policy is issued and you cannot change the guaranteed period later. There is no guaranteed period for the Annual Renewable Term Rider.

If you increase the Face Amount, the cost of insurance rates associated with the increase will have the same guaranteed period that you chose when the Policy was issued. This will be effective on the day of the increase. However, if on the day of the increase the older Insured is older than Age 50, or either Insured is uninsurable, the guaranteed period for the increase will be the guaranteed period which we offer for Age and insurability as of the day of the increase.

If you qualify for the 15-year guaranteed period, the guaranteed period you choose may affect the Accumulated Value and the initial Face Amount of your Policy, as well as the amount of premium you can pay. The shorter guaranteed period will provide for higher guideline premium and seven-pay premium limits which, if paid, provide the potential to accrue a larger Accumulated Value. The longer guaranteed period will have lower premium limits, but will provide you with improved guarantees on your cost of insurance rates. You should discuss your insurance needs and financial objectives with your life insurance producer to help you determine which guaranteed period works best for you.

There is no charge for extending the guaranteed period to 15 years.

Administrative charge

We deduct a charge not to exceed $10.00 a month to help cover the costs of administering and maintaining our Policies. We guarantee that this charge will not increase. The administrative charge is $0 on and after the Monthly Deduction End Date.

Coverage charge

We deduct a Coverage charge every month to help cover the costs of distributing our Policies. Like other Policy charges, we may profit from the coverage charge and may use these profits for any lawful purpose, such as the payment of administrative costs.

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Each Coverage Layer has its own coverage charge. The amount deducted monthly is the sum of the coverage charges calculated for each Coverage Layer in effect.

The coverage charge for your Policy at issue is calculated based on the Age and Risk Class of the Insureds and the Death Benefit Option you elect and multiplied by the initial Face Amount of your Policy.

Additional Coverage Layers will have a coverage charge calculated based on the same criteria, all as of the effective date of the Coverage Layer. We will specify the charge in a supplemental schedule of benefits at the time the new Coverage Layer goes into effect. We will apply the charge for each Coverage Layer from the day that Coverage Layer goes into effect. If you decrease your Policy’s Face Amount, the coverage charge will remain the same.

The coverage charge per $1,000 for each Coverage Layer will remain level for 10 Policy Years from effective date, then is reduced in Policy Year 11 and thereafter. We may charge less than our guaranteed rate. The guaranteed coverage charges for your Policy will be shown in your Policy Specifications.

An example
For a Policy that insures a male non-smoker Age 56 and a female non-smoker Age 53 when the Policy is issued, with a Face Amount of $1,000,000:
The guaranteed coverage charge is $435.50 for years 1-10 and $250.80 for years 11 and thereafter. The current coverage charge is $435.50 for the first 10 years and $0.00 thereafter.

The coverage charge is $0 on and after the Monthly Deduction End Date.

Asset Charge

We deduct an asset charge every month at a guaranteed maximum annual rate of 0.45% annually (0.0375% monthly) on the first $25,000 of your Policy’s Accumulated Value in the Investment Options plus an annual rate of 0.05% (0.0042% monthly) of the Accumulated Value in the Investment Options that exceeds $25,000.

For purposes of this charge, the amount of Accumulated Value is calculated on the Monthly Payment Date before we deduct the monthly charge, but after we deduct any Policy Debt, withdrawals or loans, or allocate any new Net Premium.

The annual rate for the asset charge is 0% on and after the Monthly Deduction End Date.

An example

For a Policy with Accumulated Value of $30,000 in the Investment Options, the maximum monthly asset charge is:

($25,000 × 0.0375%) + ($5,000 × 0.0042%) = $9.38 + $0.21 = $9.59

Charges for optional riders

For any Riders that you select under your Policy, the charge will be added to your Monthly Deduction.

Lapsing and Reinstatement

There is no guarantee that your Policy will not lapse even if you pay your planned periodic premium. Your Policy will lapse if there is not enough Accumulated Value, after subtracting any Policy Debt, to cover the monthly charge on the day we make the deduction.

Your Policy’s Accumulated Value is affected by the following:

• loans or withdrawals you make from your Policy

• certain Rider benefits paid from your Policy

• not making planned periodic premium payments

• the performance of your Investment Options

• charges under the Policy.

If there is not enough Accumulated Value to pay the total monthly charge, we deduct the amount that’s available and send you, and anyone you have assigned your Policy to, a notice telling you the amount to pay to keep your Policy In Force. The minimum amount you must pay to keep your Policy In Force is equal to three times the monthly charge that was due on the Monthly Payment Date when there was not enough Accumulated Value to pay the charge, plus premium load. For more information regarding payment due to keep your Policy In Force, please contact our Life Insurance Operations Center.

We will give you a grace period of 61 days from the date we send the notice to pay sufficient premium to keep your Policy In Force. Your Policy will remain In Force during the grace period.

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If we do not receive your payment within the Grace Period, your Policy will lapse with no value. This means we will end your life insurance Coverage.

If you make the minimum payment

If we receive your payment within the grace period, we will allocate your Net Premium to the Investment Options you have chosen and deduct the monthly charge from your Investment Options in proportion to the Accumulated Value you have in each Investment Option.

If your Policy is in danger of lapsing and you have Policy Debt, you may find that making the minimum payment would cause the total premiums paid to exceed the maximum amount for your Policy’s Face Amount under tax laws. In that situation, we will not accept the portion of your payment that would exceed the maximum amount. To stop your Policy lapsing, you will have to repay a portion of your Policy Debt.

Remember to tell us if your payment is a premium payment. Otherwise, we will treat it as a loan repayment.

How to avoid future lapsing

To stop your Policy from lapsing in the future, you may want to make larger or more frequent premium payments if tax laws permit it. Or if you have a Policy loan, you may want to repay a portion of it.

Paying Death Benefit Proceeds during the grace period

If the Survivor dies during the grace period, we will pay Death Benefit Proceeds to your Beneficiary. We will reduce the payment by any unpaid monthly charges and any Policy Debt.

Reinstating a lapsed Policy

If your Policy lapses, you have five years from the end of the grace period to apply for a reinstatement. We will reinstate it if you send us the following:

• a written application

• evidence of insurability satisfactory to us for each Insured who was alive on the date of lapse

• a premium payment sufficient, after deduction of premium load, to:

• cover all unpaid monthly charges and Policy loan interest that were due in the grace period, and

• keep your Policy In Force for three months after the day your Policy is reinstated.

We will reinstate your Policy as of the first Monthly Payment Date on or after the day we approve the reinstatement. When we reinstate your Policy, its Accumulated Value will be the same as it was on the day your Policy lapsed. We will allocate the Accumulated Value according to your most recent premium allocation instructions.

At reinstatement:

• Surrender charges and policy charges other than Cost of Insurance Charges will resume on their schedule as of the Monthly Payment Date when lapse occurred.

• Cost of Insurance Charges will be calculated using Cost of Insurance Rates that resume their original schedule as if lapse had never occurred, reflecting the Insureds’ Ages at reinstatement and policy duration measured from the original Policy Date.

Reinstating a lapsed Policy with Policy Debt

If you had Policy Debt when your Policy lapsed, we will not pay or credit interest on it during the period between the lapsing and reinstatement of your Policy. There are special rules that apply to reinstating a Policy with Policy Debt:

• If we reinstate your Policy on any Monthly Payment Date other than the Monthly Payment Date that immediately follows the lapse, we will deduct the Policy Debt from your Policy’s Accumulated Value. This means you will no longer have Policy Debt when your Policy is reinstated. However, we will reinstate your Policy Debt if you ask us to in writing.

• Please be advised that reinstatement will not change any tax reporting as a result of the policy lapse. We encourage you to consult with your tax advisor.

Short-Term No-Lapse Guarantee Rider

Subject to state availability, if you meet certain requirements, your Policy has a No Lapse Guarantee Rider (“No Lapse Rider”). The No Lapse Rider may continue your Policy if it would otherwise lapse. For more information, please see POLICY BENEFITS – Optional Riders and Benefits.

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YOUR INVESTMENT OPTIONS

This section tells you about the Investment Options available under your Policy and how they work.

We put your Net Premium in our General Account and Separate Account. We own the assets in our accounts and allocate your Net Premiums, less any charges, to the Investment Options you have chosen. Amounts allocated to any available Fixed Options are held in our General Account. Amounts allocated to the Variable Investment Options are held in our Separate Account. You will find information about when we allocate Net Premiums to your Investment Options in HOW PREMIUMS WORK.

You choose your initial Investment Options on your application. If you choose more than one Investment Option, you must tell us the dollar amount or percentage you want to allocate to each Investment Option. You can change your premium allocation instructions at any time.

You can change your premium allocation instructions by writing or sending a fax. If we have your completed telephone and electronic authorization on file, you can call us at (800) 800-7681 or submit a request electronically. Or you can ask your life insurance producer to contact us. You will find more information regarding telephone and electronic instructions in POLICY BASICS.

The Investment Options you choose, and how they perform, will affect your Policy’s Accumulated Value and may affect the Death Benefit. Please review the Investment Options carefully. You may ask your life insurance producer to help you choose the right ones for your goals and tolerance for risk. Any financial firm or representative you engage to provide advice and/or make transfers for you is not acting on our behalf. We are not responsible for any investment decisions or allocations you make, recommendations such financial representatives make or any allocations or specific transfers they choose to make on your behalf. Some broker-dealers may not allow or may limit the amount you may allocate to certain Investment Options. Work with your life insurance producer to help you choose the right Investment Options for your investment goals and risk tolerance. Make sure you understand any costs you may pay directly and indirectly on your Investment Options because they will affect the value of your Policy.

Variable Investment Options

You can choose from a selection of Variable Investment Options. Each Variable Investment Option is set up as a Variable Account under our Separate Account and invests in a corresponding portfolio of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds), the American Century Variable Portfolios, Inc., the BlackRock Variable Series Funds, Inc., the Dreyfus Variable Investment Fund, the Fidelity Variable Insurance Products Funds (“Fidelity VIP Funds”), the Franklin Templeton Variable Insurance Products Trust, the GE Investments Funds, Inc., the Janus Aspen Series, the Lazard Retirement Series, Inc., the Legg Mason Partners Variable Equity Trust, the Lord Abbett Series Fund, Inc., the MFS Variable Insurance Trust, the M Fund, the Neuberger Berman Advisers Management Trust, the Oppenheimer Variable Account Funds, the Pacific Select Fund, the PIMCO Variable Insurance Trust, the Royce Capital Fund, the T. Rowe Price Equity Series, Inc. and the Van Eck VIP Trust. Each portfolio invests in different securities and has its own investment goals, strategies and risks. The value of each portfolio will fluctuate with the value of the investments it holds, and returns are not guaranteed. Your Policy’s Accumulated Value will fluctuate depending on the Investment Options you have chosen. You bear the investment risk of any Variable Investment Options you choose. See HOW PREMIUMS WORK – Allocating Your Premiums.

American Century Investment Management, Inc. is the investment adviser of the American Century Variable Portfolios, Inc.

The Fund’s investment manager is BlackRock Advisors, LLC (“BlackRock”). The Fund’s sub-advisers are BlackRock Investment Management, LLC and BlackRock International Limited. Where applicable, the use of the term BlackRock also refers to the Fund’s sub-advisers.

The Dreyfus Corporation is the investment adviser of the Dreyfus Variable Investment Fund.

Fidelity Management & Research Company (“FMR”) is the manager of the Fidelity Variable Insurance Products Funds. They directly manage the portfolios of the Fidelity VIP Funds and have retained a sub-advisor for the portfolios of VIP Freedom Funds available under your Policy.

Franklin Advisers, Inc. is the investment adviser for the Templeton Global Bond VIP Fund portfolio. Templeton Investment Counsel, LLC is the investment advisor for the Templeton Foreign VIP Fund portfolio.

GE Asset Management Incorporated is the investment adviser of the GE Investments Funds, Inc.

Invesco Advisers, Inc. is the investment adviser of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

Janus Capital Management LLC is the investment adviser of the Janus Aspen Series.

Lazard Asset Management LLC is the investment manager of the Lazard Retirement Series, Inc.

Legg Mason Partners Fund Advisor, LLC is the investment manager of the Legg Mason Partners Variable Equity Trust.

Lord, Abbett & Co. LLC is the investment adviser of the Lord Abbett Series Fund, Inc.

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Massachusetts Financial Services Company is the investment adviser of the MFS Variable Insurance Trust.

M Financial Investment Advisers Inc. (“MFIA”) is the investment adviser to the M Funds, and has retained other firms to manage the M Fund portfolios. The MFIA and M Fund’s Board of Directors oversee the management of all of the M Fund portfolios.

Neuberger Berman Management LLC is the investment manager of the Neuberger Berman Advisers Management Trust. Neuberger Berman LLC is the sub-adviser for the portfolio.

OppenheimerFunds, Inc. is the investment adviser of the Oppenheimer Variable Account Funds.

Pacific Investment Management Company, LLC is the investment advisor of the PIMCO Variable Insurance Trust.

Pacific Life Fund Advisors LLC (PLFA), a subsidiary of Pacific Life Insurance Company, is the investment adviser for the Pacific Select Fund. PLFA and the Pacific Select Fund’s Board of Trustees oversee the management of all the Pacific Select Fund’s portfolios, and PLFA also manages certain portfolios directly. PLFA also does business under the name “Pacific Asset Management” and manages the Pacific Select Fund’s High Yield Bond portfolios under that name.

Royce & Associates, LLC is the investment adviser of the Royce Capital Fund.

T. Rowe Price Associates, Inc. is the investment manager of the T. Rowe Price Equity Series, Inc.

Van Eck Associates Corporation is the investment adviser of the Van Eck VIP Trust.

We are not responsible for the operation of the underlying Funds or any of their portfolios. We also are not responsible for ensuring that the underlying Funds and their portfolios comply with any laws that apply.

The following chart is a summary of the Fund portfolios. You will find detailed descriptions of the portfolios in each Fund prospectus that accompanies this prospectus. There’s no guarantee that a portfolio will achieve its investment objective. You should read each Fund prospectus carefully before investing.

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AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)	INVESTMENT GOAL	PORTFOLIO MANAGER

Invesco V.I. International Growth Fund Series II	Long-term growth of capital.	Invesco Advisers, Inc.

AMERICAN CENTURY VARIABLE PORTFOLIOS,INC.	INVESTMENT GOAL	PORTFOLIO MANAGER
American Century VP Mid Cap Value Fund Class II	Seeks long-term capital growth. Income is a secondary objective.	American Century Investment Management, Inc.

BLACKROCK VARIABLE SERIES FUNDS, INC.	INVESTMENT GOAL	PORTFOLIO MANAGER
BlackRock Basic Value V.I. Fund Class III	Seeks capital appreciation and, secondarily, income.	BlackRock Advisors, LLC
BlackRock Global Allocation V.I. Fund Class III	Seeks high total investment return.	BlackRock Advisors, LLC

DREYFUS VARIABLE INVESTMENT FUND	INVESTMENT GOAL	PORTFOLIO MANAGER
Dreyfus Appreciation Portfolio Service Shares	Seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.	The Dreyfus Corporation

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS	INVESTMENT GOAL	PORTFOLIO MANAGER
Fidelity VIP Contrafund® Portfolio Service Class 2	Seeks long-term capital appreciation.	Fidelity Management & Research Co., Inc.

Fidelity VIP Freedom Income PortfolioSM Service Class 2	Seeks high total return. (Principal preservation is of secondary importance.)	Strategic Advisers, Inc.
Fidelity VIP Freedom 2010 PortfolioSM Service Class 2	Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Strategic Advisers, Inc.
Fidelity VIP Freedom 2015 PortfolioSM Service Class 2	Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Strategic Advisers, Inc.
Fidelity VIP Freedom 2020 PortfolioSM Service Class 2	Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Strategic Advisers, Inc.
Fidelity VIP Freedom 2025 PortfolioSM Service Class 2	Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Strategic Advisers, Inc.
Fidelity VIP Freedom 2030 PortfolioSM Service Class 2	Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Strategic Advisers, Inc.
Fidelity VIP Freedom 2035 PortfolioSM Service Class 2	Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Strategic Advisers, Inc.

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FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS	INVESTMENT GOAL	PORTFOLIO MANAGER

Fidelity VIP Freedom 2045 PortfolioSM Service Class 2	Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Strategic Advisers, Inc.

Fidelity VIP Growth Portfolio Service Class 2	Seeks capital appreciation.	Fidelity Management & Research Co., Inc.
Fidelity VIP Mid Cap Portfolio Service Class 2	Seeks long-term growth of capital.	Fidelity Management & Research Co., Inc.

Fidelity VIP Money Market Portfolio Service Class	Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity Management & Research Co., Inc.

Fidelity VIP Value Strategies Portfolio Service Class 2	Seeks capital appreciation.	Fidelity Management & Research Co., Inc.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER

Templeton Foreign VIP Fund Class 2 (formerly called Templeton Foreign Securities Fund)	Long-term capital growth.	Templeton Investment Counsel, LLC
Templeton Global Bond VIP Fund Class 2 (formerly called Templeton Global Bond Securities Fund)	High current income, consistent with preservation of capital, with capital appreciation as a secondary consideration.	Franklin Advisers, Inc.

GE INVESTMENTS FUNDS, INC.	INVESTMENT GOAL	PORTFOLIO MANAGER
GE Investments Total Return Fund Class 3	Highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk.	GE Asset Management Incorporated

JANUS ASPEN SERIES	INVESTMENT GOAL	PORTFOLIO MANAGER
Janus Aspen Series Overseas Portfolio Service Shares	Long-term growth of capital.	Janus Capital Management LLC
Janus Aspen Series Enterprise Portfolio Service Shares	Long-term growth of capital.	Janus Capital Management LLC

LAZARD RETIREMENT SERIES, INC.	INVESTMENT GOAL	PORTFOLIO MANAGER

Lazard Retirement Global Dynamic Multi Asset Portfolio Service Class	Seeks total return.	Lazard Asset Management LLC

Lazard Retirement U.S. Strategic Equity Portfolio Service Class	Seeks long-term capital appreciation.	Lazard Asset Management LLC

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LEGG MASON PARTNERS VARIABLE EQUITY TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER
ClearBridge Variable Aggressive Growth Portfolio – Class II	Seeks capital appreciation.	Legg Mason Partners Fund Advisor, LLC
ClearBridge Variable Mid Cap Core Portfolio – Class II	Seeks long-term growth of capital.	Legg Mason Partners Fund Advisor, LLC

LORD ABBETT SERIES FUND, INC.	INVESTMENT GOAL	PORTFOLIO MANAGER

Lord Abbett Bond Debenture Portfolio Class VC	Seeks high current income and the opportunity for capital appreciation to produce a high total return.	Lord Abbett & Co. LLC

Lord Abbett Developing Growth Portfolio Class VC	Long-term growth of capital.	Lord Abbett & Co. LLC
Lord Abbett Fundamental Equity Portfolio Class VC	Long-term growth of capital and income without excessive fluctuations in market value.	Lord Abbett & Co. LLC
Lord Abbett Total Return Portfolio Class VC	Seeks income and capital appreciation to produce a high total return.	Lord Abbett & Co. LLC

MFS VARIABLE INSURANCE TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER

MFS® New Discovery Series –Service Class	Seeks capital appreciation.	Massachusetts Financial Services Company
MFS® Utilities Series – Service Class[1]	Seeks total return.	Massachusetts Financial Services Company

M FUND	INVESTMENT GOAL	PORTFOLIO MANAGER
M International Equity Fund	Seeks to provide long-term capital appreciation.	Northern Cross, LLC
M Large Cap Growth Fund	Seeks to provide long-term capital appreciation.	DSM Capital Partners LLC
M Capital Appreciation Fund	Seeks to provide maximum capital appreciation.	Frontier Capital Management Company, LLC
M Large Cap Value Fund	Seeks to provide long-term capital appreciation.	AJO, L.P.

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER
Neuberger Berman Socially Responsive Portfolio I Class	Seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s financial criteria and social policy.	Neuberger Berman Management, LLC

OPPENHEIMER VARIABLE ACCOUNT FUNDS	INVESTMENT GOAL	PORTFOLIO MANAGER

Oppenheimer Global Fund/VA Service Shares	Seeks capital appreciation.	OppenheimerFunds, Inc.

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PACIFIC SELECT FUND	INVESTMENT GOAL	MANAGER
American Funds® Asset Allocation Portfolio	Seeks high total returns (including income and capital gains) consistent with preservation of capital over the long-term.	Capital Research and Management Company (adviser to the Master Asset Allocation Fund)
American Funds® Growth Portfolio	Seeks long-term growth of capital.	Capital Research and Management Company (adviser to the Master Growth Fund)
American Funds® Growth-Income Portfolio	Seeks long-term growth of capital and income.	Capital Research and Management Company (adviser to the Master Growth-Income Fund)
Comstock Portfolio	Seeks long-term growth of capital.	Invesco Advisers, Inc.
Currency Strategies Portfolio	Seeks to provide total return.	UBS Global Asset Management (Americas) Inc. and Macro Currency Group
Diversified Bond Portfolio	Seeks to maximize total return consistent with prudent investment management.	Western Asset Management Company
Dividend Growth Portfolio	Seeks long-term growth of capital.	T. Rowe Price Associates, Inc.
Emerging Markets Debt Portfolio	Seeks to maximize total return consistent with prudent investment management.	Ashmore Investment Management Limited
Emerging Markets Portfolio	Seeks long-term growth of capital.	OppenheimerFunds, Inc.
Equity Index Portfolio	Seeks investment results that correspond to the total return of common stocks that are publicly traded in the U.S.	BlackRock Investment Management, LLC
Floating Rate Income Portfolio	Seeks a high level of current income.	Pacific Asset Management
Floating Rate Loan Portfolio	Seeks a high level of current income.	Eaton Vance Investment Managers
Focused Growth Portfolio (formerly called Focused 30 Portfolio)	Seeks long-term growth of capital.	Janus Capital Management LLC
Global Absolute Return Portfolio	Seeks to provide total return.	Eaton Vance Investment Managers
Growth Portfolio	Seeks long-term growth of capital.	MFS Investment Management
Health Sciences Portfolio	Seeks long-term growth of capital.	BlackRock Investment Management, LLC
High Yield Bond Portfolio	Seeks a high level of current income.	Pacific Asset Management
Inflation Managed Portfolio	Seeks to maximize total return consistent with prudent investment management.	Pacific Investment Management Company LLC
Inflation Strategy Portfolio (formerly called Inflation Protected Portfolio)	Seeks to maximize total return consistent with prudent investment management.	Western Asset Management Company
International Large-Cap Portfolio	Seeks long-term growth of capital.	MFS Investment Management
International Small-Cap Portfolio	Seeks long-term growth of capital.	Batterymarch Financial Management, Inc.
International Value Portfolio

Seeks long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries with developed economies and markets other than the U.S. Current income from dividends and interest will not be an important consideration.

J.P. Morgan Investment Management Inc.

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PACIFIC SELECT FUND	INVESTMENT GOAL	MANAGER
Large-Cap Growth Portfolio	Seeks long-term growth of capital; current income is of secondary importance.	BlackRock Investment Management, LLC
Large-Cap Value Portfolio	Seeks long-term growth of capital; current income is of secondary importance.	ClearBridge Investments, LLC
Long/Short Large-Cap Portfolio	Seeks above-average total returns.	J.P. Morgan Investment Management Inc.
Main Street® Core Portfolio	Seeks long-term growth of capital and income.	OppenheimerFunds, Inc.
Managed Bond Portfolio	Seeks to maximize total return consistent with prudent investment management.	Pacific Investment Management Company LLC
Mid-Cap Equity Portfolio	Seeks capital appreciation.	Scout Investments, Inc.
Mid-Cap Growth Portfolio	Seeks long-term growth of capital.	Ivy Investment Management Company
Mid-Cap Value Portfolio	Seeks long-term growth of capital.	BlackRock Capital Management, Inc.
Pacific Dynamix – Conservative Growth Portfolio	Seeks current income and moderate growth of capital.	Pacific Life Fund Advisors LLC
Pacific Dynamix – Growth Portfolio	Seeks moderately high, long-term growth of capital with low, current income.	Pacific Life Fund Advisors LLC
Pacific Dynamix – Moderate Growth Portfolio	Seeks long-term growth of capital and low to moderate income.	Pacific Life Fund Advisors LLC
Portfolio Optimization Aggressive-Growth Portfolio	Seeks high, long-term capital appreciation.	Pacific Life Fund Advisors LLC
Portfolio Optimization Conservative Portfolio	Seeks current income and preservation of capital.	Pacific Life Fund Advisors LLC
Portfolio Optimization Growth Portfolio	Seeks moderately high, long-term capital appreciation with low, current income.	Pacific Life Fund Advisors LLC
Portfolio Optimization Moderate Portfolio	Seeks long-term growth of capital and low to moderate income.	Pacific Life Fund Advisors LLC
Portfolio Optimization Moderate-Conservative Portfolio	Seeks current income and moderate growth of capital.	Pacific Life Fund Advisors LLC
Precious Metals Portfolio	Seeks long-term growth of capital.	Wells Capital Management Incorporated
Real Estate Portfolio	Seeks current income and long-term capital appreciation.	Morgan Stanley Investment Management Inc.
Short Duration Bond Portfolio	Seeks current income; capital appreciation is of secondary importance.	T. Rowe Price Associates, Inc.
Small-Cap Equity Portfolio	Seeks long-term growth of capital.	Franklin Advisory Services, LLC & BlackRock Investment Management, LLC

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PACIFIC SELECT FUND	INVESTMENT GOAL	MANAGER
Small-Cap Growth Portfolio* *Effective May 1, 2014, transfer requests and future premium allocations designated to the Small-Cap Growth investment option will no longer be accepted.	Seeks capital appreciation; no consideration is given to income.	Lord, Abbett & Co. LLC
Small-Cap Index Portfolio	Seeks investment results that correspond to the total return of an index of small-capitalization companies.	BlackRock Investment Management, LLC
Small-Cap Value Portfolio	Seeks long-term growth of capital.	NFJ Investment Group LLC & AllianceBernstein L.P.
Technology Portfolio	Seeks long-term growth of capital.	Ivy Investment Management Company
Value Advantage Portfolio	Seeks to provide long-term total return from a combination of income and capital gains.	J.P. Morgan Investment Management Inc.

PIMCO VARIABLE INSURANCE TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER

PIMCO Global Multi-Asset Managed Allocation Portfolio – Advisor Class (formerly called PIMCO Global Multi-Asset Portfolio)	Seeks total return which exceeds that of a blend of 60% MSCI World Index/40% Barclays U.S. Aggregate Index.	Pacific Investment Management Company, LLC

ROYCE CAPITAL FUND	INVESTMENT GOAL	PORTFOLIO MANAGER
Royce Micro-Cap Portfolio Service Class	Long-term growth of capital.	Royce & Associates, LLC

T. ROWE PRICE EQUITY SERIES, INC.	INVESTMENT GOAL	PORTFOLIO MANAGER
T. Rowe Price Blue Chip Growth Portfolio – II	Seeks long-term capital growth. (Income is a secondary objective.)	T. Rowe Price Associates, Inc.
T. Rowe Price Equity Income Portfolio – II	Seeks to provide substantial dividend income as well as long-term capital growth through investments in common stocks of established companies.	T. Rowe Price Associates, Inc.

VAN ECK VIP TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER
Van Eck VIP Global Hard Assets Fund Initial Class[2]	Seeks long-term capital appreciation. (Income is a secondary consideration.)	Van Eck Associates Corporation

1  Issuers in the utilities industry include issuers engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, and issuers engaged in telecommunications, including wireless, telephone, and cable (but not engaged in public broadcasting).

2  Hard Assets include precious metals (including gold), base and industrial metals, energy, natural resources and other commodities. A hard assets company is a Company that derives directly or indirectly, at least 50% of its revenues from exploration, development, production, distribution or facilitation of processes relating to hard assets.

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Calculating unit values

When you choose a Variable Investment Option, we credit your Policy with accumulation units. The number of units we credit equals the amount we have allocated divided by the unit value of the Variable Account. Similarly, the number of accumulation units in your Policy will be reduced when you make a transfer, withdrawal or loan from a Variable Investment Option, and when your monthly charges are deducted.

An example

You ask us to allocate $6,000 to the Inflation Managed Investment Option on a Business Day. At the end of that day, the unit value of the Variable Account is $15. We will credit your Policy with 400 units ($6,000 divided by $15).

The value of an accumulation unit is the basis for all financial transactions relating to the Variable Investment Options. The value of an accumulation unit is not the same as the value of a share in the underlying portfolio. We calculate the unit value for each Variable Account once every Business Day, usually at or about 4:00 p.m. Eastern time.

Generally, for any transaction, we will use the next unit value calculated after we receive your Written Request. If we receive your Written Request before the time of the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time, on a Business Day, we will use the unit value calculated as of the end of that Business Day. If we receive your request at or after the time of the close of the New York Stock Exchange on a Business Day, we will use the unit value calculated as of the end of the next Business Day.

If a scheduled transaction falls on a day that is not a Business Day, we will process it as of the end of the next Business Day. For your monthly charge, we will use the unit value calculated on your Monthly Payment Date. If your Monthly Payment Date does not fall on a Business Day, we will use the unit value calculated as of the end of the next Business Day. For information about timing of transactions, see POLICY BASICS.

The unit value calculation is based on the following:

• the investment performance of the underlying portfolio

• any dividends or distributions paid by the underlying portfolio

• any charges for any taxes that are, or may become, associated with the operation of the Variable Account.

The unit value of a Variable Account will change with the value of its corresponding portfolio. Changes in the unit value of a Variable Account will not change the number of accumulation units credited to your Policy. For unit values please go to www.pacificlife.com.

Fees and expenses paid by the Funds

Each Fund pays advisory fees and other expenses. These are deducted from the assets of the Fund’s portfolios and may vary from year to year. They are not fixed and are not part of the terms of your Policy. You will find more about Fund fees and expenses in FEE TABLES and in each Fund’s prospectus. If you choose a Variable Investment Option, these fees and expenses affect you indirectly because they reduce portfolio returns. Each Fund is governed by its own Board of Trustees or Board of Directors.

The SEC recently approved a rule change which will require the Boards of Trustees/Directors of mutual funds to determine whether a redemption fee (not to exceed 2%) or other trading (transfer) restrictions should be imposed. A redemption fee is a fee that would be charged by and paid to the Fund (not to us). In the event the Board of Trustees/Directors of any underlying Funds imposes such fees or limitations, we will pass them on to you.

Fixed Options

You can also choose from two Fixed Options: the Fixed Account and the Fixed LT Account. The Fixed Options provide a guaranteed minimum annual rate of interest. The amounts allocated to the Fixed Options are held in our General Account. For more information about the General Account, see ABOUT PACIFIC LIFE.

Here are some things you need to know about the Fixed Options:

• Accumulated Value allocated to the Fixed Options earns interest on a daily basis, using a 365-day year. Our minimum annual interest rate is 2.50%.

• We may offer a higher annual interest rate on the Fixed Options. If we do, we will guarantee the higher rate until your next Policy Anniversary.

• There are no investment risks or direct charges. Policy charges still apply.

• There are limitations on when and how much you can transfer from the Fixed Options. These limitations are described below, in YOUR INVESTMENT OPTIONS – Transferring Among Investment Options. It may take several Policy Years to transfer your Accumulated Value out of either of the Fixed Options.

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• We may place a limit of $1,000,000 for Net Premiums and $100,000 for loan repayments and transfers allocated to the Fixed Options in any 12-month period. This is an aggregate limit for all Pacific Life policies you own. Any allocations in excess of these limits will be allocated to your other Investment Options according to your most recent instructions. We may increase the limits at any time at our sole discretion. To find out if higher limits are in effect, ask your life insurance producer or contact us.

• We have not registered the Fixed Options with the SEC, and the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Options. Disclosures regarding the Fixed Options, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Transferring Among Investment Options and Market-timing Restrictions

Transfers

You can transfer among your Investment Options any time during the life of your Policy without triggering any current income tax. If your state requires us to refund your premiums when you exercise your Free Look Right, you can make transfers and use transfer programs only after the Free Look Transfer Date. Your transfer of Accumulated Value on the Free Look Transfer Date does not count as a transfer for purpose of applying the limitations described in this section. You can make transfers by writing to us, by making a telephone or electronic transfer, or by signing up for one of our automatic transfer services. You will find more information about making telephone and electronic transfers in POLICY BASICS.

Transfers will normally be effective as of the end of the Business Day we receive your written, telephone or electronic request.

Here are some things you need to know about making transfers:

• Transfers are limited to 25 for each calendar year.

• If you have used all 25 transfers available to you in a calendar year, you may no longer make transfers between the Investment Options until the start of the next calendar year. However, you may make 1 transfer of all or a portion of your Policy’s Accumulated Value remaining in the Variable Investment Options into the Fidelity VIP Money Market Variable Account prior to the start of the next calendar year.

• You may only make 2 transfers in any calendar month to or from each of the following Investment Options: American Funds Growth-Income Portfolio, American Funds Growth Portfolio, American Funds Asset Allocation Portfolio, Currency Strategies Portfolio, Global Absolute Return Portfolio, Precious Metals Portfolio, Fidelity VIP Contrafund® Service Class 2, Fidelity VIP Freedom Income Service Class 2, Fidelity VIP Freedom 2010 Service Class 2, Fidelity VIP Freedom 2015 Service Class 2, Fidelity VIP Freedom 2020 Service Class 2, Fidelity VIP Freedom 2025 Service Class 2, Fidelity VIP Freedom 2030 Service Class 2, Fidelity VIP Freedom 2035 Service Class 2, Fidelity VIP Freedom 2045 Service Class 2, Fidelity VIP Growth Service Class 2, Fidelity VIP Mid Cap Service Class 2 and Fidelity VIP Value Strategies Service Class 2, T. Rowe Price Blue Chip Growth Portfolio – II, T. Rowe Price Equity Income Portfolio – II. For example, if you transfer Accumulated Value from the Fidelity VIP Freedom Income portfolio into the American Funds Growth portfolio, you may make one additional transfer to or from each of those portfolios, during that calendar month.

• Additionally, only 2 transfers in any calendar month may involve any of the following Investment Options: International Value Portfolio, International Small-Cap Portfolio, International Large-Cap Portfolio, Emerging Markets Portfolio, Emerging Markets Debt Portfolio, Variable Account I (M International Equity Fund), BlackRock Global Allocation V.I. Fund Class III, GE Investments Total Return Fund Class 3, Invesco V.I. International Growth Fund Series II, Janus Aspen Series Overseas Portfolio Service Class, Lazard Retirement Global Dynamic Multi Asset Portfolio Service Class, Oppenheimer Global Fund/VA Service Shares, PIMCO Global Multi-Asset Managed Allocation Portfolio - Advisor Class, Templeton Foreign VIP Fund Class 2, Templeton Global Bond VIP Fund Class 2 or Van Eck VIP Global Hard Assets Fund Initial Class.

• For the purpose of applying the limitations, multiple transfers that occur on the same day are considered 1 transfer. Transfers into the Loan Account, a transfer of Accumulated Value from the Loan Account into your Investment Options following a loan payment, or transfers that occur as a result of the dollar cost averaging service, the portfolio rebalancing service, approved corporate owned life insurance policy rebalancing programs, the first year transfer service or an approved asset allocation service are excluded from the transfer limitations. Also, allocations of premium payments are not subject to these limitations.

•  Transfers to or from a Variable Investment Option cannot be made before the seventh calendar day following the last transfer to or from the same Variable Investment Option. If the seventh calendar day is not a Business Day, then a transfer may not occur until the next Business Day. The day of the last transfer is not considered a calendar day for purposes of meeting this requirement. For example, if you make a transfer into the Dividend Growth Variable Investment Option on Monday, you may not make any transfers to or from that Variable Investment Option before the following Monday. Transfers to or from the Fidelity VIP Money Market Variable Account are excluded from this limitation.

• You can make transfers from the Variable Investment Options into the Fixed Account at any time during the policy year. You can make transfers from the Variable Investment Options to the Fixed LT Account 30 days prior to and 30 days after each

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Policy Anniversary. All transfers are subject to any limitations we place on the Fixed Options for Net Premium, loan repayments or transfers (see YOUR INVESTMENT OPTIONS – Fixed Options).

• You can make one transfer in any 12-month period from each Fixed Option, except if you have signed up for the first year transfer service (see YOUR INVESTMENT OPTIONS – Transfer Services later in this section). Such transfers are limited to the greater of:

• $5,000, 25% of your Policy’s Accumulated Value in the Fixed Account, or the amount transferred from the Fixed Account to the Variable Accounts in the prior year. You may transfer 100% of the value in the Fixed Account to the Fixed LT Account.

• $5,000, 10% of your Policy’s Accumulated Value in the Fixed LT Account, or the amount transferred from the Fixed LT Account to the Variable Accounts or Fixed Account in the prior year.

• We reserve the right, in our sole discretion, to waive the transfer restrictions on the Fixed Options. Please contact us or your life insurance producer to find out if a waiver is currently in effect.

• Currently, there is no charge for making a transfer but we may charge you in the future. The maximum fee we will charge for a transfer is $25 per transfer in excess of 12 per Policy Year.

• There is no minimum required value for the Investment Option you are transferring to or from.

• There is no minimum amount required if you are making transfers between Variable Investment Options.

• You cannot make a transfer if your Policy is in the grace period and is in danger of lapsing.

• We can restrict or suspend transfers.

• We will notify you or your representative if we refuse or delay your transfer request.

• We have the right to impose limits on transfer amounts, the value of the Investment Options you are transferring to or from, or impose further limits on the number and frequency of transfers you can make. Any policy we establish with regard to the exercise of any of these rights will be applied uniformly to all Policy Owners.

There are no exceptions to the above transfer limitations in the absence of an error by us, a substitution of Investment Options, or reorganization of underlying portfolios or other extraordinary circumstances.

Market-timing restrictions

The Policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the Policy. Such frequent trading can disrupt management of the underlying portfolios and raise expenses. The transfer limitations set forth above are intended to reduce frequent trading. In addition, we monitor certain large transaction activity in an attempt to detect trading that may be disruptive to the portfolios. In the event transfer activity is found to be disruptive, certain future subsequent transfers by such Policy Owners, or by a life insurance producer or other party acting on behalf of one or more Policy Owners, will require preclearance. Frequent trading and large transactions that are disruptive to portfolio management can have an adverse effect on portfolio performance and therefore your Policy’s performance. Such trading may also cause dilution in the value of the Investment Options held by long-term Policy Owners. While these issues can occur in connection with any of the underlying portfolios, portfolios holding securities that are subject to market pricing inefficiencies are more susceptible to abuse. For example, portfolios holding international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing of the portfolios.

Our policies and procedures which limit the number and frequency of transfers and which may impose preclearance requirements on certain large transactions are applied uniformly to all Policy Owners, subject to the transfer restrictions outlined above. However, there is a risk that these policies and procedures will not detect all potentially disruptive activity or will otherwise prove ineffective in whole or in part. Further, we and our affiliates make available to our variable life insurance policy owners and variable annuity contract owners underlying Funds not affiliated with us. We are unable to monitor or restrict the trading activity with respect to shares of such Funds not sold in connection with our contracts. In the event the Board of Trustees/Directors of any underlying Fund imposes a redemption fee or trading (transfers) limitations, we will pass them on to you.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions on behalf of multiple Policy Owners. Such restrictions could include:

• not accepting transfer instructions from a representative acting on behalf of more than one Policy Owner, and

• not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one Policy Owner at a time.

We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other policy owners.

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Transfer Services

We offer several services that allow you to make transfers of Accumulated Value or interest earnings from one Investment Option to another. Under the dollar cost averaging and portfolio rebalancing services, you can transfer among the Variable Investment Options. Under the first year transfer service, you can make transfers from the Fixed Account to the Fixed LT Account and the Variable Investment Options. Under the Fixed Option interest sweep service, you can transfer interest earnings from the Fixed Account or Fixed LT Account to the Variable Investment Options.

We may restrict the number of transfer services in which you can participate at any time. We have the right to discontinue, modify or suspend any of these transfer services at any time.

Detailed information regarding each transfer service appears in the SAI.

Dollar cost averaging

Our dollar cost averaging service allows you to make scheduled transfers of $50 or more between Variable Investment Options. It does not allow you to make transfers to or from either of the Fixed Options. We process transfers as of the end of the Business Day on your Policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you choose. You must have at least $5,000 in a Variable Investment Option to start the service.

Since the value of accumulation units can change, more units are credited for a scheduled transfer when unit values are lower, and fewer units when unit values are higher. This allows you to average the cost of investments over time. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Investing this way does not guarantee profits or prevent losses.

We will not charge you for the dollar cost averaging service or for transfers made under this service, even if we decide to charge you in the future for transfers outside of the service, except if we have to by law.

Portfolio rebalancing

As the value of the underlying portfolios changes, the value of the allocations to the Variable Investment Options will also change. The portfolio rebalancing service automatically transfers your Policy’s Accumulated Value among the Variable Investment Options according to your original percentage allocations. We process transfers as of the end of the Business Day on your Policy’s next quarterly, semi-annual or annual anniversary, depending on the interval you choose, unless you specify a different start date.

Because the portfolio rebalancing service matches your original percentage allocations, we may transfer money from an Investment Option with relatively higher returns to one with relatively lower returns.

We do not charge for the portfolio rebalancing service and we do not currently charge for transfers made under this service. If imposed, transfer fees could be substantial if total transfers scheduled under this service plus any unscheduled transfers you request exceed any applicable minimum guarantee of free transfers per Policy Year.

If at any time you move all or any portion of your Policy’s Accumulated Value out of the Investment Options you selected at the time you enrolled in the portfolio rebalancing service, your enrollment will be cancelled. Once the portfolio rebalancing service is cancelled, you must wait 30 days before you can re-enroll.

First year transfer

Our first year transfer service allows you to make monthly transfers from the Fixed Account to the Variable Investment Options or the Fixed LT Account during the first year your Policy is In Force. It does not allow you to transfer among Variable Investment Options. You enroll in the service when you apply for your Policy and include specific details on your application.

This service allows you to average the cost of investments over the first 12 months from the date your initial premium is applied to your Policy. Investing this way does not guarantee profits or prevent losses.

We do not charge for the first year transfer service and we do not currently charge for transfers made under this service. If imposed, transfer fees could be substantial if total transfers scheduled under this service plus any unscheduled transfers you request exceed any applicable minimum guarantee of free transfers per Policy Year.

Fixed Option interest sweep

The Fixed Option interest sweep service allows you to make scheduled transfers of the accumulated interest earnings from your Fixed Account or Fixed LT Account to the Variable Investment Options. At the time you complete the election form for the Fixed Option interest sweep service, you will select either the Fixed Account or the Fixed LT Account as the account from which you want to transfer interest earnings. You will also select the Variable Investment Options to which you wish to transfer the interest earnings. Interest earnings subject to transfer under the Fixed Option interest sweep service will begin to accrue on the Policy’s first monthly anniversary following your enrollment in the service. Each transfer must be at least $50. If the fixed account option you selected on the election form does not have interest earnings of at least $50, the transfer will be held until the next scheduled transfer date when the interest earnings are at least $50. Amounts transferred under the Fixed Option interest sweep service do not count against the Fixed Option transfer limitations or Investment Option transfer restrictions.

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We do not charge for the Fixed Option interest sweep service and we do not currently charge for transfers made under this service. If imposed, transfer fees could be substantial if total transfers scheduled under this service plus any unscheduled transfers you request exceed any applicable minimum guarantee of free transfers per Policy Year.

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WITHDRAWALS, SURRENDERS AND LOANS

You can take out all or part of your Policy’s Accumulated Value while your Policy is In Force by making withdrawals or surrendering your Policy. You can take out a loan from us using your Policy as security. You can also use your Policy’s loan and withdrawal features to supplement your income, for example, during retirement.

Making a withdrawal, taking out a loan or surrendering your Policy can change your Policy’s tax status, generate taxable income, or make your Policy more susceptible to lapsing. Be sure to plan carefully before using these Policy benefits.

If you withdraw a larger amount than your investment in your Policy, or if your Policy is classified as a Modified Endowment Contract, your withdrawal may be considered taxable income.

For more information on the tax treatment of withdrawals or loans, or in the event you surrender your Policy, see VARIABLE LIFE INSURANCE AND YOUR TAXES.

Making Withdrawals

You can withdraw part of your Policy’s Net Cash Surrender Value starting on your Policy’s first anniversary. Here’s how it works:

• You must send us a Written Request that’s signed by all owners.

• Each withdrawal must be at least $200, and the Net Cash Surrender Value of your Policy after the withdrawal must be at least $500.

• We will not accept your request to make a withdrawal if it will cause your Policy to become a Modified Endowment Contract, unless you have told us in writing that you want your Policy to become a Modified Endowment Contract.

• We may charge you $25 for each withdrawal you make. (There is no charge currently imposed upon a withdrawal.)

• You can choose to receive your withdrawal in a lump sum or use it to buy an income benefit. Please see the discussion about income benefits in GENERAL INFORMATION ABOUT YOUR POLICY.

• If you do not tell us which Investment Options to take the withdrawal from, we will deduct the withdrawal and any withdrawal charge from all of your Investment Options in proportion to the Accumulated Value you have in each Investment Option.

• The Accumulated Value, Cash Surrender Value and Net Cash Surrender Value of your Policy will be reduced by the amount of each withdrawal.

• If the Survivor dies after you have sent a withdrawal request to us, but before we have made the withdrawal, we will deduct the amount of the withdrawal from any Death Benefit Proceeds owing.

How withdrawals affect your Policy’s Death Benefit

Making a withdrawal will affect your Policy’s Death Benefit in the following ways:

• If your Policy’s Death Benefit does not equal the Minimum Death Benefit, the Death Benefit may decrease by the amount of your withdrawal.

• If your Policy’s Death Benefit equals the Minimum Death Benefit, the Death Benefit may decrease by more than the amount of your withdrawal.

How withdrawals affect your Policy’s Face Amount

If you have chosen Death Benefit Option B or Option C making a withdrawal does not reduce your Policy’s Total Face Amount.

If you have chosen Death Benefit Option A, then a withdrawal may reduce your Policy’s Total Face Amount; however, the first withdrawal of each year in the first 15 Policy Years up to the lesser of $10,000 or 10% of the Net Cash Surrender Value will not reduce the Policy’s Total Face Amount. If you withdraw a larger amount, or make additional withdrawals, the Total Face Amount will usually be reduced by the amount, if any, by which the Total Face Amount exceeds the result of the Death Benefit immediately before the withdrawal minus the amount of the withdrawal. For Policies with Death Benefit Option A and the Guideline Premium Test election, the Total Face Amount reduction following a withdrawal may be limited to keep the Guideline Premium Limit greater than zero at all times prior to Age 100.

We reserve the right to refuse any withdrawal request that would reduce the Policy’s Total Face Amount to less than $1,000 after the withdrawal.

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An example

For a Policy with a Face Amount of $250,000 and a Surrender Value of $80,000, the Owner may withdraw the lesser of $10,000 or $8,000 (10% × $80,000) without any reduction in Face Amount.

Example 1: Owner requests a withdrawal of $6,000. There will be no reduction in Face Amount.

Example 2: Owner requests a withdrawal of $10,000. The Face Amount reduction is the amount of the withdrawal, less the allowable withdrawal amount, or $2,000 ($10,000 – $8,000 = $2,000). The Face Amount following the withdrawal is $248,000 ($250,000 – $2,000 = $248,000).

Taking Out a Loan

You can borrow money from us any time after the free look period. The minimum amount you can borrow is $200, unless there are other restrictions in your state. The maximum amount available to borrow is less than 100% of your Accumulated Value.

Taking out a loan will affect the growth of your Policy’s Accumulated Value, and may affect the Death Benefit.

You may request a loan either by sending us a request in writing, over the telephone or electronically. You will find more information about requesting a loan by telephone or electronically in POLICY BASICS.

When you borrow money from us, we use your Policy’s Accumulated Value as security. You pay interest on the amount you borrow. The Accumulated Value set aside to secure your loan also earns interest. Here’s how it works:

• To secure the loan, we transfer an amount equal to the amount you are borrowing from your Accumulated Value in the Investment Options to the Loan Account. We will transfer this amount from your Investment Options in proportion to the Accumulated Value you have in each Investment Option, unless you tell us otherwise.

• Interest owing on the amount you have borrowed accrues daily at an annual rate of 2.75%. Interest that has accrued during the Policy Year is due on your Policy Anniversary.

• The amount in the Loan Account earns interest daily at an annual rate of at least 2.50%. On each Policy Anniversary, if the Policy Debt exceeds the Loan Account Value, then the excess is transferred from your Policy’s Investment Options to the Loan Account on a proportionate basis to the Loan Account. If the Loan Account Value exceeds Policy Debt, then the excess will be transferred from the Loan Account to the Investment Options according to your most recent premium allocation instructions.

• We currently intend to credit interest on the amount in the Loan Account at an annual rate of 2.75% in Policy Year 6 and thereafter. We can decrease the rate credited if we believe the change is needed to ensure that your Policy loan is not treated as a taxable distribution under federal income tax laws, or under any applicable ruling, regulation, or court decision. We will not decrease the annual rate to less than 2.50% on the amount in the Loan Account.

How much you can borrow

The maximum amount you may borrow on any date is equal to the Accumulated Value less:

• three times the most recent monthly deduction;

• any surrender charge; and

• any existing Policy Debt.

An example of how much you can borrow
For a Policy in Policy Year 5 with:
• Accumulated Value of $100,000 • Policy Debt of $60,000 • a most recent monthly deduction of $225 • a surrender charge of $5,000 if the Policy was surrendered on the day the loan is taken.
The maximum amount you can borrow is $34,325. (100,000 – (3 × 225) – 5,000 – 60,000)

Paying off your loan

You can pay off all or part of the loan any time while your Policy is In Force. Unless you tell us otherwise, we will generally transfer any loan payments you make proportionately to your Investment Options according to your most recent allocation instructions. We may, however, first transfer any loan payments you make to the Fixed Options, up to the amount originally transferred from the Fixed Options to the Loan Account. We will then transfer any excess amount to your Variable Investment Options according to your most recent allocation instructions.

While you have Policy Debt, we will treat any money you send us as a loan repayment unless you tell us otherwise in writing.

You can make monthly loan payments using our Electronic Funds Transfer Plan. Please see HOW YOUR PREMIUMS WORK-Paying Your Premium-Monthly Electronic Funds Transfer Plan section for details.

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What happens if you do not pay off your loan

If you do not pay off your loan, we will deduct the Policy Debt from one of the following:

• the Death Benefit Proceeds before we pay them to your Beneficiary

• the Cash Surrender Value if you surrender your Policy

Taking out a loan, whether or not you repay it, will have a permanent effect on the value of your Policy. For example, while your Policy’s Accumulated Value is held in the Loan Account, it will miss out on all earnings available in the Investment Options. The amount of interest you earn on the Loan Account may be less than the amount of interest you would have earned from the Fixed Options. These could lower your Policy’s Accumulated Value, which could reduce the amount of the Death Benefit.

When a loan is outstanding, the amount in the Loan Account is not available to help pay for any Policy charges. If, after deducting your Policy Debt, there is not enough Accumulated Value in your Policy to cover the Policy charges, your Policy could lapse. You may need to make additional premium payments or loan repayments to prevent your Policy from lapsing.

Your Policy Debt could result in taxable income if you surrender your Policy, if your Policy lapses, or if your Policy is a Modified Endowment Contract. You should talk to your tax advisor before taking out a loan under your Policy. See VARIABLE LIFE INSURANCE AND YOUR TAXES – Taxation of Distributions.

Ways to Use Your Policy’s Loan and Withdrawal Features

You can use your Policy’s loan and withdrawal features to supplement your income, for example, during retirement. If you are interested in using your life insurance Policy to supplement your retirement income, please contact us for more information.

Setting up an income stream may not be suitable for all Policy Owners.

Here are some things you should consider when setting up an income stream:

• the rate of return you expect to earn on your Investment Options

• how long you would like to receive regular income

• the amount of Accumulated Value you want to maintain in your Policy.

You can ask your life insurance producer for Illustrations showing how Policy charges may affect existing Accumulated Value and how future withdrawals and loans may affect the Accumulated Value and Death Benefit. You can also ask for accompanying charts and graphs that compare results from various retirement strategies.

Understanding the risks

Using your Policy to supplement your income does not change your rights or our obligations under the Policy. The terms for loans and withdrawals described in this prospectus remain the same. It is important to understand the risks that are involved in using your Policy’s loan and withdrawal features. Use of these features may increase the chance of your Policy lapsing.

You should consult with your financial adviser and carefully consider how much you can withdraw and borrow from your Policy each year to set up your income stream.

Automated Income Option

Our automated income option (“AIO”) program allows you to make scheduled withdrawals or loans. Your Policy is eligible after the 7th Policy Anniversary. To begin the program, you must have a minimum Net Cash Surrender Value of $50,000, and your Policy must not qualify as a Modified Endowment Contract.

You request participation in the AIO program and specify your AIO preferences by sending us an AIO Request Form. If you wish to do so, contact your life insurance producer for an AIO Request Form.

There is no fee to participate in the AIO program. The $25 fee for withdrawals under the AIO program is currently waived.

Withdrawals and loans may reduce Policy values and benefits. They may also increase your risk of lapse. In order to minimize the risk of lapse, you should not take additional loans or withdrawals while you are in the AIO program.

Distributions under the AIO program may result in tax liability. Please consult your tax advisor. For more information, see VARIABLE LIFE INSURANCE AND YOUR TAXES.

You may discontinue participation in the AIO program at any time by sending a Written Request to us.

Detailed information appears in the SAI.

Surrendering Your Policy

You can surrender or cash in your Policy at any time while either Insured is still living.

Here are some things you need to know about surrendering your Policy:

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• You must send us your Policy and a Written Request.

• We will send you the Policy’s Net Cash Surrender Value. You can choose to receive your money in a lump sum or use it to buy an income benefit. Please see GENERAL INFORMATION ABOUT YOUR POLICY – Income Benefit.

• If you surrender your Policy during the first 10 Policy Years, we will deduct a surrender charge.

• Each Coverage Layer has a surrender charge, based on the Face Amount of each Coverage Layer and the Age and Risk Class of the Insureds, and the Death Benefit Option, on the date each Coverage Layer is effective. If you increase your Policy’s Face Amount, we will send you a supplemental schedule of benefits that shows the surrender charge factors associated with the increase.

Your Policy’s surrender charge is calculated using an Initial Amount, Reduction Factor, and End Year, which will be shown in your Policy Specifications. During the Level Period, the Surrender Charge is equal to the initial amount. After the Level Period, the Surrender Charge decreases on each Monthly Payment Date by 1⁄12 of the Reduction Factor until it becomes zero after the End Year.

Example

For a Policy that insures a male non-smoker Age 56 and a female non-smoker Age 53 when the Policy is issued, with a Face Amount of $1,000,000

Initial Amount = $11,000.00
Reduction Factor = $2,200.00
End Year = 10

During the first 60 Policy months, the surrender charge is: $11,000.00

In Policy month 61, the surrender charge is: $10,816.67 ($11,000.00 - (2,200.00 ÷ 12))

•  There is no surrender charge on any Coverage Layer after 10 Policy Years from the date the Coverage Layer is effective.

• We guarantee the surrender charge rates will not increase.

• If you decrease the Face Amount, the decrease will not affect your Policy’s surrender charge.

If your Policy is issued in Texas, if you surrender your Policy within 30 days of your Policy Anniversary, the Accumulated Value in the Fixed Options will not be less than it was on that Policy Anniversary as long as you have not made any transfers, withdrawals or Policy loans during such time.

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GENERAL INFORMATION ABOUT YOUR POLICY

This section tells you some additional things you should know about your Policy.

Income Benefit

If you surrender or make a withdrawal from your Policy, you can use the money to buy an income benefit that provides a monthly income. Your Policy’s Beneficiary can use Death Benefit Proceeds to buy an income benefit. In addition to the income benefit described below, you can choose from other income benefits we may make available from time to time.

The following is one income benefit available under the Policy:

• The income benefit is based on the life of the person receiving the income. If the Policy Owner is buying the income benefit, monthly income will be based on the Owner’s life. If the Policy’s Beneficiary buys the income benefit, monthly income will be based on the Beneficiary’s life.

• We will pay a monthly income for at least 10 years regardless of whether the person receiving the income is still alive.

• After 10 years, we will only pay the monthly income for as long as the person receiving it is still alive.

• The minimum monthly income benefit calculated must be at least $100.

• For this income benefit, the amount you receive will always be at least as much as the amount guaranteed by your Policy.

Paying the Death Benefit in the Case of Suicide

If both Insureds commit suicide, or if the Survivor commits suicide, within two years of the Policy Date, while sane or insane, Death Benefit Proceeds will be the total of all premiums you have paid, less any Policy Debt and any withdrawals you have made.

If you reinstate your Policy and both Insureds commit suicide, or if the Survivor commits suicide, while sane or insane, within two years of the latest reinstatement date, the Death Benefit Proceeds will be the sum of the premiums paid, less the sum of any Policy loans and withdrawals taken, since the latest reinstatement date.

If both Insureds commit suicide, or if the Survivor commits suicide, while sane or insane, after two years from the Policy Date but within two years of any increase in Total Face Amount or, if applicable, the latest reinstatement after any such increase, the Death Benefit Proceeds will be limited by the following adjustments:

1) any such increase in Total Face Amount will be excluded;

2) refund of the portion of monthly deductions associated with any such increase will be included; and

3) premium load associated with the portion of monthly deductions referred to in 2) above will be included.

Replacement of Life Insurance or Annuities

The term replacement has a special meaning in the life insurance industry. Before you make a decision to buy, we want you to understand what impact a replacement may have on your existing insurance policy.

A replacement occurs when you buy a new life insurance policy or annuity contract, and a policy or contract you already own has been or will be:

• lapsed, forfeited, surrendered or partially surrendered, assigned to the replacing insurer, or otherwise terminated

• converted to reduced paid-up insurance, continued as extended term insurance, or otherwise reduced in value by the use of nonforfeiture benefits or other policy values

• amended to effect either a reduction in benefits or in the term for which coverage would otherwise remain In Force or for which benefits would be paid

• reissued with any reduction in cash value, or

• pledged as collateral or subject to borrowing, whether in a single loan or under a schedule of borrowing over a period of time.

There are circumstances when replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. A replacement may affect your plan of insurance in the following ways:

• You will pay new acquisition costs;

• You may have to submit to new medical examinations;

• You may pay increased premiums because of the increased age or changed health of the Insureds;

• Claims made in the early policy years may be contested;

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• You may have to pay surrender charges and/or income taxes on your current policy or contract values;

• Your new policy or contract values may be subject to surrender charges; and

• If part of a financed purchase, your existing policy or contract values or Death Benefit may be reduced.

You should carefully compare the costs and benefits of your existing policy or contract with those of the new policy or contract to determine whether replacement is in your best interest.

Policy Exchange

If your Policy is issued in Connecticut, Georgia, Maryland or North Dakota, you may exchange this Policy for a policy with benefits that do not vary with the investment results of a separate account. You must request this in writing within 18 months of your Policy Date and return the original Policy.

The new policy will have the same Owner, Beneficiary and Cash Surrender Value as those of your original Policy on the date of exchange. It will also have the same issue Age, Policy Date, Face Amount, benefits, Riders and underwriting class as the original Policy. However, if your Risk Class is not available, the Policy will be issued with a comparable risk classification. Any Policy Debt will be carried over to the new policy. Evidence of insurability will not be required.

Errors on Your Application

If the gender or Age of either Insured is stated incorrectly on your application and is discovered on or after the death of either Insured, the Death Benefit under your Policy will be the greater of the following:

• the Death Benefit based on a Net Amount At Risk adjusted by the ratio of the incorrect cost of insurance rate to the correct cost of insurance rate for the Insureds gender and Age, or

• the Minimum Death Benefit for the correct gender and Age

If either Insureds gender or Age is misstated in the application and it is discovered before the death of either Insured, we will not recalculate the Accumulated Value, but we will use the correct gender and Age of the Insured in calculating future monthly deductions.

Contesting the Validity of Your Policy

We have the right to contest the validity of your Policy for two years from the Policy Date. Once your Policy has been In Force for two years from the Policy Date during the lifetime of the Insureds, we generally lose the right to contest its validity.

We also have the right to contest the validity of a Policy that you reinstate for two years from the day that it was reinstated. Once your reinstated Policy has been In Force for two years from the reinstatement date during the lifetime of the Insureds, we generally lose the right to contest its validity. During this period, we may contest your Policy only if there is a material misrepresentation on your application for reinstatement.

We have the right to contest the validity of an increase in the Face Amount of a Policy for two years from the day the increase becomes effective. Once the increased Face Amount has been In Force for two years during the lifetime of the Insureds, we generally lose the right to contest its validity.

Regardless of the above, we can contest the validity of your Policy for failure to pay premiums at any time. The Policy will terminate upon successful contest with respect to the Insureds.

Assigning Your Policy as Collateral

You may assign your Policy as collateral to secure a loan, mortgage, or other kind of debt. An assignment will take place only when we receive and record your signed Collateral Assignment Form. When recorded, the assignment will take effect as of the date the form was signed. Any rights created by the assignment will be subject to any payments made or actions taken by us before we record the change. We will not be responsible for the validity of any assignment. Please contact us for a Collateral Assignment Form if you would like to assign your Policy.

Non-participating

This Policy will not share in any of our surplus earnings.

Policy Changes

We reserve the right to make any change to the provisions of this Policy to comply with, or give you the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for life insurance contracts under the Tax Code or of any state. We will provide you with a copy of any such change, and file such a change with the insurance supervisory official of the state in which this Policy is delivered, and any other applicable regulatory authority. You have the right to refuse any such change.

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VARIABLE LIFE INSURANCE AND YOUR TAXES

The tax consequences of owning a Policy or receiving proceeds from it may vary by jurisdiction and according to the circumstances of each Owner or Beneficiary.

The following is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). It is based on the Internal Revenue Code (the Tax Code) and does not cover any state or local tax laws. More detailed information appears in the SAI.

We do not know whether the current treatment of life insurance policies under current federal income tax or estate or gift tax laws will continue. We also do not know whether the current interpretations of the laws by the IRS or the courts will remain the same. Future legislation may adversely change the tax treatment of life insurance policies. This may affect the performance and underlying tax assumptions of this Policy, including any Riders. In some cases, these changes could result in a decrease in Policy values or lapse.

We do not make any guarantees about the tax status of your Policy, and you should not consider the discussion that follows to be tax advice. This is not a complete discussion of all federal income tax questions that may arise under a Policy. There are special rules that we do not include here that may apply in certain situations. Speak to a qualified tax adviser for complete information about federal, state and local taxes that may apply to you.

The Policy as Life Insurance

Death benefits from a life insurance policy may generally be excluded from income under Section 101(a) of the Tax Code.

We believe that the Policy meets the statutory definition of life insurance for federal income tax purposes. That means it will receive the same tax advantages as a conventional fixed life insurance policy. The two main tax advantages are:

• In general, your Policy’s Beneficiary will not be subject to federal income taxes when he or she receives the Death Benefit Proceeds unless the Policy was acquired through a sale by a previous Owner.

• You will generally not be taxed on your Policy’s Accumulated Value unless you receive a cash distribution by making a withdrawal, surrendering your Policy, or in some instances, taking a loan from your Policy.

Policy Features and Charges

The tax laws defining life insurance, however, do not cover all policy features. Your Policy may have features that could prevent it from qualifying as life insurance. For example, the tax laws have yet to address:

• substandard risk policies

• policies with term insurance on the people insured by the policy

• life insurance policies that continue coverage beyond Age 100 or other advanced ages

• certain tax requirements relating to joint survivorship life insurance policies.

The Tax Code and tax regulations impose limitations on unreasonable mortality and expense charges for purposes of determining whether a policy qualifies as life insurance for federal tax purposes. We can change our mortality charges if we believe the changes are needed to ensure that your Policy qualifies as a life insurance contract.

We believe that last survivor policies meet the statutory definition of life insurance under Section 7702 of the Tax Code. However, the area of tax law relating to the definition of life insurance does not explicitly address all relevant issues relating to last survivor life insurance policies.

We reserve the right to make changes to the Policy if we deem the changes appropriate to continue to qualify your Policy as a life insurance contract. If a Policy were determined not to qualify as life insurance, the Policy would not provide the tax advantages normally provided by life insurance. This includes excluding the Death Benefit from the gross income of the Beneficiary.

Diversification rules and ownership of the Separate Account

Your Policy will not qualify for the tax benefit of a life insurance contract unless, among other requirements, the Separate Account follows certain rules requiring diversification of investments underlying the Policy. Section 817(h) of the Tax Code and related Treasury Regulations describe the diversification rules.

For a variable life insurance policy to qualify for tax deferral, assets in the separate accounts supporting the policy must be considered to be owned by the insurance company and not by the policy owner. If a policy owner is treated as having control over the underlying assets, the policy owner will be taxed currently on income and gains from the account and in such a case of “investor control” the policy owner would not derive the tax benefits normally associated with variable life insurance.

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For more information about diversification rules, please refer to the Pacific Select Fund prospectus. For more information regarding investor control, please refer to the policy SAI.

Policy Exchanges

Policy exchanges fall under Section 1035(a) of the Tax Code.

If you exchange your policy for another one that insures the same people, it generally will be treated as a tax-free exchange and, if so, will not result in the recognition of gain or loss. If any of the people insured by the policy are changed, the exchange will be treated as a taxable exchange.

Change of Ownership

You may have taxable income if you transfer ownership of your Policy, sell your Policy, or change the ownership of it in any way.

Corporate or Employer Owners

There are special tax issues for employer Owners:

• Section 101(j) of the Internal Revenue Code generally provides that Death Benefits paid in connection with certain life insurance policies involving an employer will be taxable income. Employer-involved policies issued or materially modified on or after August 18, 2006 may be subject to income tax liability on the Policy’s Death Benefit unless certain requirements and conditions of Internal Revenue Code Section 101(j) are met.

• Using your Policy to informally fund a promised deferred compensation benefit for executives may have special tax consequences.

• Corporate ownership of a Policy may affect your liability under the alternative minimum tax (Section 56 of the Tax Code) and the environmental tax (Section 59A of the Tax Code).

• Where a business is the Owner of the Policy, IRC section 264(f) may disallow a portion of the entity’s interest expense unless, at the time the Policy is issued, the Insured is an officer, director, employee, or 20% owner of the business. If the Policy is later exchanged for a new life insurance Policy, the Insured must meet this exception at the time the new Policy is issued.

Please consult your tax adviser for these and other special rules for employer-involved Policies.

Loans and corporate-owned policies

If you borrow money to buy or carry certain life insurance policies, tax law provisions may limit the deduction of interest. If the taxpayer is an entity that’s a direct or indirect beneficiary of certain life insurance, endowment or annuity contracts, a portion of the entity’s deductions for loan interest may be disallowed, even though this interest may relate to debt that’s completely unrelated to the contract.

Modified Endowment Contracts

Section 7702A of the Tax Code defines conventional life insurance policies. It also defines a class of life insurance policies known as “Modified Endowment Contracts”. If your Policy is a Modified Endowment Contract, any distributions you receive during the life of the Policy are treated less favorably than under conventional life insurance policies. Withdrawals, loans, pledges, assignments and the surrender of your Policy are all considered distributions and may be subject to tax on an income-first basis and a 10% penalty.

When a Policy becomes a Modified Endowment Contract

A life insurance policy becomes a Modified Endowment Contract if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the seven-pay limit. The seven-pay limit is the cumulative total of the level annual premiums (or seven-pay premiums) required to pay for the policy’s future death and endowment benefits.

An Example

For a policy with seven-pay premiums of $1,000 a year, the maximum premiums you could pay during the first seven years to avoid modified endowment treatment would be:

• $1,000 in the first year

• $2,000 through the first two years

• $3,000 through the first three years, etc.

If there is a material change to your Policy, like a change in the Death Benefit, we may have to retest your Policy and restart the seven-pay premium period to determine whether the change has caused the Policy to become a Modified Endowment Contract.

Taxation of Distributions

Tax treatment of distributions from your Policy’s Accumulated Value may be treated differently, depending upon whether your Policy is a Modified Endowment Contract.

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CONVENTIONAL LIFE INSURANCE POLICY	MODIFIED ENDOWMENT CONTRACT
Surrendering your Policy
Proceeds are taxed to the extent they exceed the investment in the contract[1].	Proceeds are taxed to the extent they exceed the investment in the contract.
Making a withdrawal
If you make a withdrawal after your Policy has been In Force for 15 years, you will only be taxed on the amount you withdraw that exceeds the investment in the contract.	You will be taxed on the amount of the withdrawal that’s considered income[2], including all previously non-taxed gains.
Special rules apply if you make a withdrawal within the first 15 Policy Years. You may be taxed on all or a portion of the withdrawal amount, and there is a reduction in Policy benefits.
Taking out a loan
You will not pay tax on the loan amount unless your Policy is surrendered, lapses or matures and you have not repaid your Policy Debt.	You will be taxed on the amount of the loan that’s considered income, including all previously non-taxed gains.

1 The investment in the contract is generally the premiums you have paid plus any taxable distributions less any withdrawals or premiums previously recovered that were taxable.

2 Income is the difference between the Accumulated Value and the investment in the contract.

All Modified Endowment Contracts issued to you in a calendar year by us or our affiliates are treated as a single contract when we calculate whether a distribution amount is subject to tax.

10% penalty tax on Modified Endowment Contracts

If any amount you receive from a Modified Endowment Contract is taxable, you may also have to pay a penalty tax equal to 10% of the taxable amount. A taxpayer will not have to pay the penalty tax if any of the following exceptions apply:

• you are at least 59½ years old

• you are receiving an amount because you have become disabled

• you are receiving an amount that’s part of a series of substantially equal periodic payments, paid out at least annually. These payments may be made for your life or life expectancy or for the joint lives or joint life expectancies of you and your Beneficiaries.

Distributions before a Policy becomes a Modified Endowment Contract

If your Policy fails the seven-pay test and becomes a Modified Endowment Contract, any amount you receive or are deemed to have received during the two years before it became a Modified Endowment Contract may be taxable. The distribution would be treated as having been made in anticipation of the Policy’s failing to meet the seven-pay test.

Federal Estate Taxes

According to the American Taxpayer Relief Act of 2012, the federal estate tax exemption amount is $5,000,000 (indexed for inflation effective for tax years after 2011); the maximum estate tax rate is 40%. For 2014, the indexed exemption amount is $5,340,000.

Policy Riders

Riders providing Accelerated Death Benefits.

If you exercise a Rider that accelerates the Death Benefit under the Policy in connection with certain chronic or terminal illnesses, the amounts received under the Rider may qualify for favorable tax treatment under Section 101(g) of the Code.

However, benefits under the Rider will be taxed, if they are paid to someone other than a person insured by the Policy, and either Insured:

• is a director, officer or employee of the person receiving the benefit, or

• has a financial interest in a business of the person receiving the benefit.

Payment of an accelerated death benefit will reduce the death benefit and other values under the Policy. In most circumstances, the cost of insurance charges will also be reduced. Further, the premium limitations and death benefits required for the Policy to qualify as a life insurance policy or avoid being classified as a Modified Endowment Contract under the Code will also be affected.

Benefits paid by accelerating the policy’s death benefit may qualify for favorable tax treatment under Section 101(g) of the Code. Tax treatment of an accelerated death benefit due to terminal illness depends on your life expectancy at the time benefits are accelerated.

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ABOUT PACIFIC LIFE

Pacific Life Insurance Company is a life insurance company domiciled in Nebraska. Along with our subsidiaries and affiliates, our operations include life insurance, annuity, pension and institutional products, broker-dealer operations, and investment and advisory services. At the end of 2013, we had $293.6 billion of individual life insurance in force and total admitted assets of approximately $109 billion.

We are authorized to conduct our life and annuity business in the District of Columbia and in all states except New York. Our executive office is at 700 Newport Center Drive, Newport Beach, California 92660.

How Our Accounts Work

We own the assets in our General Account and our Separate Account. We allocate your Net Premiums to these accounts according to the Investment Options you have chosen.

General Account

Our General Account includes all of our assets, except for those held in our separate accounts. We guarantee you an interest rate for up to one year on any amount allocated to the Fixed Options. The rate is reset annually. The Fixed Options are part of our General Account, which we may invest as we wish, according to any laws that apply. We will credit the guaranteed rate even if the investments we make earn less. Unlike the Separate Account, the General Account is subject to liabilities arising from any of our other business. Our ability to pay these guarantees is backed by our financial strength and claims paying ability as a company. You must look to the company’s strength with regard to policy guarantees. We can provide you with reports of our ratings as an insurance company and our ability to pay claims with respect to our General Account assets.

The Fixed Options are not securities, so they do not fall under any securities act. For this reason, the SEC has not reviewed the disclosure in this prospectus about the Fixed Options. However, other federal securities laws may apply to the accuracy and completeness of the disclosure about the Fixed Options.

Separate Account

Amounts allocated to the Variable Investment Options are held in our Separate Account. The assets in this account are kept separate from the assets in our General Account and our other separate accounts, and are protected from our general creditors.

The Separate Account is divided into Variable Accounts. Each Variable Account invests in shares of a designated portfolio of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds), the American Century Variable Portfolios, Inc., the BlackRock Variable Series Funds, Inc., the Dreyfus Variable Investment Fund, the Fidelity Variable Insurance Products Funds (“Fidelity VIP Funds”), the Franklin Templeton Variable Insurance Products Trust, the GE Investments Funds, Inc., the Janus Aspen Series, the Lazard Retirement Series, Inc., the Legg Mason Partners Variable Equity Trust, the Lord Abbett Series Fund, Inc., the MFS Variable Insurance Trust, the M Fund, the Neuberger Berman Advisers Management Trust, the Oppenheimer Variable Account Funds, the Pacific Select Fund, the PIMCO Variable Insurance Trust, the Royce Capital Fund, the T. Rowe Price Equity Series, Inc. or the Van Eck VIP Trust. We may add Variable Accounts that invest in other portfolios of these Funds or in other securities.

We are the legal owner of the assets in the Separate Account, and pay its operating expenses. We do not hold ourselves out to be trustees of the Separate Account assets. The Separate Account is operated only for our variable life insurance policies. Pacific Life is obligated to pay all amounts promised to Policy Owners under the terms of the Policy. We must keep enough money in the account to pay anticipated obligations under the insurance policies funded by the account, but we can transfer any amount that’s more than these anticipated obligations to our General Account. Some of the money in the Separate Account may include charges we collect from the account and any investment results on those charges.

We cannot charge the assets in the Separate Account attributable to our reserves and other liabilities under the policies funded by the Separate Account with any liabilities from our other business.

Similarly, the income, gains or losses, realized or unrealized, of the assets of any Variable Account belong to that Variable Account and are credited to or charged against the assets held in that Variable Account without regard to our other income, gains or losses.

Making changes to the Separate Account

We can add, change or remove any securities that the Separate Account or any Variable Account holds or buys, as long as we comply with the laws that apply.

We can substitute shares of one portfolio with shares of another portfolio or Fund if:

• any portfolio is no longer available for investment; or

• our management believes that a portfolio is no longer appropriate in view of the purposes of the Policy.

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We will give you any required notice or receive any required approval from Policy Owners or the SEC before we substitute any shares. We will comply with the filing or other procedures established by insurance regulators as required by law.

We can add new Variable Accounts, which may include additional subaccounts of the Separate Account, to serve as Investment Options under the Policies. These may be managed separate accounts or they may invest in a new portfolio of the Funds, or in shares of another investment company or one of its portfolios, or in a suitable investment vehicle with a specified investment objective.

We can add new Variable Accounts when we believe that it is warranted by marketing needs or investment conditions. We will decide on what basis we will make new Variable Accounts available to existing Policy Owners.

We can also eliminate any of our Variable Accounts if we believe marketing, tax or investment conditions warrant it. We can terminate and liquidate any Variable Account.

If we make any changes to Variable Accounts or substitution of securities, we can make appropriate changes to this Policy or any of our other policies, by appropriate endorsement, to reflect the change or substitution.

If we believe it is in the best interests of people holding voting rights under the Policies and we meet any required regulatory approvals we can do the following:

• operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under securities or other laws

• register or deregister the Separate Account under securities law

• combine the Separate Account with one of our other separate accounts or our affiliates’ separate accounts

• combine one or more Variable Accounts

• create a committee, board or other group to manage the Separate Account

• change the classification of any Variable Account.

Taxes we pay

We may be charged for state and local taxes. Currently, we pay these taxes because they are small amounts with respect to the Policy. If these taxes increase significantly, we may deduct them from the Separate Account.

We may charge the Separate Account for any federal, state and local taxes that apply to the Separate Account or to our operations. This could happen if our tax status or the tax treatment of variable life insurance changes.

Voting Rights

We are the legal owner of the shares of the Funds that are held by the Variable Accounts. We may vote on any matter at shareholder meetings of the Funds. However, we are required by law to vote as you instruct on the shares relating to your allocation in a Variable Investment Option. This is called your voting interest.

Your voting interest is calculated as of a day set by the Board of Trustees or Board of Directors of a Fund, called the record date. Your voting interest equals the Accumulated Value in a Variable Investment Option divided by the net asset value of a share of the corresponding portfolio. Fractional shares are included. If allowed by law, we may change how we calculate your voting interest.

We will send you documents from the Fund called proxy materials. They include information about the items you will be voting on and forms for you to give us your instructions. We will vote shares held in the Separate Account for which we do not receive voting instructions in the same proportion as all other shares in the portfolio held by the Separate Account for which we have received timely instructions. If we do not receive any voting instructions for the shares in a separate account, we will vote the shares in the same proportion as the total votes for all of our separate accounts for which we have received timely instructions. As a result of proportional voting, the votes cast by a small number of policy owners may determine the outcome of a vote.

We will vote shares of any portfolio we hold in our General Account in the same proportion as the total votes for all of our separate accounts, including this Separate Account. We will vote shares of any portfolio held by any of our non-insurance affiliates in the same proportion as the total votes for all of our separate accounts and those of our insurance affiliates.

If the law changes to allow it, we can vote as we wish on shares of the portfolios held in the Separate Account.

When required by state insurance regulatory authorities, we may disregard voting instructions that:

• would change a portfolio’s investment objective or subclassification

• would approve or disapprove an investment advisory contract.

We may disregard voting instructions on a change initiated by Policy Owners that would change a portfolio’s investment policy, investment adviser or portfolio manager if:

• our disapproval is reasonable

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• we determine in good faith that the change would be against state law or otherwise be inappropriate, considering the portfolio’s objectives and purpose, and considering what effect the change would have on us.

If we disregard any voting instructions, we will include a summary of the action we took and our reasons for it in the next report to Policy Owners.

Distribution Arrangements

Pacific Select Distributors, Inc. (“PSD”), a broker-dealer and our subsidiary, pays various forms of sales compensation to broker-dealers (including other affiliates) that solicit applications for the Policies. PSD also may reimburse other expenses associated with the promotion and solicitation of applications for the Policies.

We offer the Policies for sale through broker-dealers that have entered into selling agreements with PSD. Broker-dealers sell the Policies through their life insurance producers who have been appointed by us to sell our products. PSD pays compensation to broker-dealers for the promotion and sale of the Policies. The individual life insurance producer who sells you a Policy typically will receive a portion of the compensation, under the representative’s own arrangement with his or her broker-dealer.

We may also provide compensation to broker-dealers for providing ongoing service in relation to Policies that have already been purchased.

Additional Compensation and Revenue Sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, selling broker dealers may receive additional payments in the form of cash, other special compensation or reimbursement of expenses, sometimes called “revenue sharing”. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the Policies, payments for providing conferences or seminars, sales or training programs for invited life insurance producers and other employees, payments for travel expenses, including lodging, incurred by life insurance producers and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Policies, and payments to assist a firm in connection with its administrative systems, operations and marketing expenses and/or other events or activities sponsored by the firms. Subject to applicable FINRA rules and other applicable laws and regulations, PSD and its affiliates may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash, or other awards. Such additional compensation may give us greater access to life insurance producers of the broker-dealers that receive such compensation or may otherwise influence the way that a broker-dealer and life insurance producer market the Policies.

These arrangements may not be applicable to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements involving selling firms and other financial institutions in the Statement of Additional Information, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.

The compensation and other benefits provided by PSD or its affiliates, may be more or less than the overall compensation on similar or other products. This may influence your life insurance producer or broker-dealer to present this Policy over other investment vehicles available in the marketplace. You may ask your life insurance producer about these differing and divergent interests, how he/she is personally compensated and how his/her broker-dealer is compensated for soliciting applications for the Policy.

We may agree to reduce or waive some or all of the Policy charges and/or credit additional amounts under our Policies, for a Policy sold to an eligible person. An eligible person meets criteria established by us, and may include current and retired officers, directors and employees of us and our affiliates, trustees of the Pacific Select Fund, trustees of Pacific Funds, and immediate family members of such persons. We will credit additional amounts to Policies owned by eligible persons if such Policies are purchased directly through PSD. Under such circumstances, eligible persons will not be afforded the benefit of services of any other broker/dealer nor will commissions be payable to any broker/dealer in connection with such purchases. Eligible persons must contact us directly with servicing questions, Policy changes and other matters relating to their Policies. The amount credited to Policies owned by eligible persons will equal the reduction in expenses we enjoy by not incurring brokerage commissions in selling such Policies, with the determination of the expense reduction and of such crediting being made in accordance with our administrative procedures. These credits will be added to an eligible persons Policy after the Free Look Transfer Date has occurred, or, if premiums are paid using the monthly Electronic Funds Transfer plan, on the first Policy Anniversary.

Portfolio managers of the underlying portfolios available under this Policy may help pay for conferences or meetings sponsored by us or PSD relating to management of the portfolios and our variable life insurance products.

Please refer to the SAI for additional information on distribution arrangements and the conflicts of interest that they may present.

Service Arrangements

We have entered into administrative and/or service agreements with certain Funds which pay us for administrative and other services, including, but not limited to, certain communications and support services. The fees are based on an annual percentage of average daily net assets of certain Fund portfolios purchased by us at Policy Owner’s instructions. Currently, the fees received do not exceed an annual percentage of 0.40% and each Fund may not pay the same annual percentage. Because we receive such fees, we may be subject to competing interests in making these Funds available as Investment Options under the Policies.

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American Century Services, LLC pays us for each American Century Variable Portfolios, Inc. portfolio (Class II) held by our separate accounts. BlackRock Distributors, Inc., pays us for each BlackRock Variable Series Funds, Inc. portfolio (Class III) held by our separate accounts. The Dreyfus Corporation pays us for each Dreyfus Variable Investment Fund (Service Shares) held by our separate accounts. Fidelity Distributors Corporation (FDC) and Fidelity Investments Institutional Operations Company, Inc. (FIIOC), pays us for each Fidelity VIP Funds portfolio (Service Class 2) held by our separate accounts. Franklin Templeton Services, LLC pays us for each Franklin Templeton Variable Insurance Products Trust portfolio (Class 2) held by our separate accounts. GE Investments Funds, Inc. pays us for each GE Investments Total Return Fund portfolio (Class 3) held by our separate accounts. Invesco Advisers, Inc. and its affiliates pays us for each AIM Variable Insurance Funds (Invesco Variable Insurance Funds) portfolio (Series II) held by our separate accounts. Janus Capital Management LLC, pays us for each Janus Aspen Series portfolio (Service Shares) held by our separate accounts. Lazard Asset Management Securities LLC, pays us for each Lazard Retirement Series, Inc. portfolio held by our separate accounts. Legg Mason Investor Services, LLC, pays us for each Legg Mason Partners Variable Equity Trust portfolio (Class II) held by our separate accounts. Lord Abbett Series Fund, Inc. pays us for each Lord Abbett Series Fund, Inc. portfolio (Class VC) held by our separate accounts. Massachusetts Financial Services Company, pays us for each MFS Variable Insurance Trust portfolio (Service Class) held by our separate accounts. Neuberger Berman Management LLC pays us for each Neuberger Berman Advisers Management Trust (I Class) held by our separate accounts. OppenheimerFunds, Distributor, Inc. pays us for each Oppenheimer Variable Account Funds (Service Shares) held by our separate accounts. Pacific Investment Management Company, LLC pays us for each PIMCO Variable Insurance Trust portfolio (Advisor Class) held by our separate accounts. Royce Capital Fund pays us for each Royce Capital Fund portfolio (Service Class) held by our separate accounts. T. Rowe Price Associates, Inc., pays us for each T. Rowe Price Equity Series Inc., portfolio (Class II) held by our separate accounts. Van Eck Securities Corporation, pays us for each Van Eck VIP Trust portfolio held by our separate accounts.

Illustrations

We will provide you with Illustrations based on different sets of assumptions upon your request.

• Illustrations based on information you give us about the Age of the people to be insured by the Policy, their Risk Class, the Face Amount of all Coverage Layers, the Death Benefit and premium payments.

• Illustrations that show the allocation of premium payments to specified Variable Accounts. These will reflect the expenses of the portfolio of the Fund in which the Variable Account invests.

• Illustrations that use a hypothetical gross rate of return up to 12% are available. Illustrations that use a hypothetical gross rate of return greater than 12% are available only to certain large institutional investors.

You can request such Illustrations at any time. Such Illustrations reflect assumptions about the Policy’s non-guaranteed elements and about how you will use the Policy’s options. Over time the Policy’s actual non-guaranteed elements, and your actual use of the Policy’s options, are likely to vary from the assumptions used in such Illustrations. For these reasons, actual Policy values will likely be more or less favorable than shown in such Illustrations. You can get one Policy Illustration free of charge per Policy Year. We reserve the right to charge $25 for each additional Illustration.

Lost Policy

If you lose your Policy, you may request a Certificate of Coverage free of charge. If you require a duplicate Policy, we may charge a fee of $50 per duplicate. To request a Certificate of Coverage or a duplicate Policy, please contact us for a Certificate of Insurance/ Duplicate Policy Request Form.

Audits of Premiums/loans

You may request us to run a report of premium payments you have made or loan transactions under your Policy. If you request us to provide information for a period of more than 2 years from date of request, we may charge you an administrative fee of $25 for this service.

State Regulation

On September 1, 2005, Pacific Life redomesticated to Nebraska. We are subject to the laws of the state of Nebraska governing insurance companies and to regulations issued by the Commissioner of Insurance of Nebraska. In addition, we are subject to the insurance laws and regulations of the other states and jurisdictions in which we are licensed or may become licensed to operate.

An annual statement in a prescribed form must be filed with the Commissioner of Insurance of Nebraska and with regulatory authorities of other states on or before March 1st in each year. This statement covers our operations for the preceding year and our financial condition as of December 31st of that year. Our affairs are subject to review and examination at any time by the Commissioner of Insurance or his agents, and subject to full examination of our operations at periodic intervals.

Legal Proceedings and Legal Matters

Pacific Life, the Separate Account, and PSD are not involved in any legal proceedings that would have a material effect on Policy Owners.

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Legal matters concerning the issue and sale of the life insurance policies described in this prospectus, our organization and authority to issue the Policies, and matters relating to federal securities laws and federal income tax laws have been passed upon by our counsel.

Rule 12h-7 Representation

In reliance on the exemption provided by Rule 12h-7 of the Securities Exchange Act of 1934 (“34 Act”), we do not intend to file periodic reports as required under the ’34 Act.

Financial Statements

The statements of assets and liabilities of each of the Variable Accounts of Pacific Select Exec Separate Account as of December 31, 2013, and the related statements of operations for the year or period then ended, and the statements of changes in net assets and financial highlights for each of the periods presented are contained in the SAI.

The consolidated statements of financial condition of Pacific Life Insurance Company as of December 31, 2013 and 2012 and the related consolidated statements of operations, comprehensive income, equity and cash flows for each of the three years in the period ended December 31, 2013 are contained in the SAI.

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APPENDIX A: DEATH BENEFIT PERCENTAGES

Age	Percentage	Age	Percentage	Age	Percentage	Age	Percentage
0-40	250%	50	185%	60	130%	70	115%
41	243	51	178	61	128	71	113
42	236	52	171	62	126	72	111
43	229	53	164	63	124	73	109
44	222	54	157	64	122	74	107
45	215	55	150	65	120	75-90	105
46	209	56	146	66	119	91	104
47	203	57	142	67	118	92	103
48	197	58	138	68	117	93	102
49	191	59	134	69	116	>93	101

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APPENDIX B: STATE LAW VARIATIONS

POLICY BASICS

For policies issued in Florida, you must elect to authorize us to accept telephone and electronic instructions by completing the appropriate section on your application.

YOUR FREE LOOK RIGHT

Free Look Right

For policies issued in the District of Columbia, Maryland, Michigan, and North Carolina, you may return this policy within 10 days of policy delivery, or 45 days from the date you signed the application, whichever is later.

For policies issued in Indiana, policies returned within the free look period can be delivered or mailed to us, to the life insurance producer who delivered it to you, or any life insurance producer of the Insurer. We will then cancel this Policy as of the Policy Date and refund any premium paid.

For policies issued in Florida, you may return this policy within 14 days of policy issue.

HOW MUCH YOU CAN BORROW

Loan Amount Available

For policies issued in Arizona and Maine, the loan amount available equals the Net Cash Surrender Value. For policies issued in Pennsylvania, the maximum loan amount available equals 75% of the Net Cash Surrender Value. For policies issued in Virginia, the maximum loan amount is 90% of the Cash Surrender Value.

In Arizona, Florida, Indiana, Maine, New Jersey, and Pennsylvania, the $200 minimum loan requirement amount does not apply.

PAYING THE DEATH BENEFIT IN THE CASE OF SUICIDE

Suicide Exclusion

For policies issued in Alabama, Arizona, Arkansas, Georgia, Iowa, Louisiana, Maryland, North Carolina, Nebraska, Pennsylvania, Tennessee, and Utah, all references to reinstatement have been removed.

For policies issued in Colorado, Missouri, and North Dakota, the suicide exclusion period is one year.

OWNERS, THE INSURED, AND BENEFICIARIES

The Insured

For policies issued in Massachusetts and Pennsylvania, the issue age limits are Age 20-80 with a minimum Total Face Amount of $200,000.

YOUR POLICY’S ACCUMULATED VALUE

Asset Charge

For policies issued in Maryland, the minimum guaranteed rate that is applied to the fixed accumulated value will not be less than 2.5% after the monthly asset charge is applied.

REINSTATING A LAPSED POLICY

Reinstatement

Policies issued in Oregon that have not been surrendered may be reinstated within three years after the end of the grace period.

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WHERE TO GO FOR MORE INFORMATION

The M’s Versatile Product – Survivorship II variable life insurance policy is underwritten by Pacific Life Insurance Company.

You will find more information about the Policy and Pacific Select Exec Separate Account in the SAI dated May 1, 2014. The SAI has been filed with the SEC and is considered to be part of this prospectus because it is incorporated by reference.

You can get a copy of the SAI without charge by calling or writing to us, or you can view it online at our website. You can also contact the SEC to get the SAI, material incorporated into this prospectus by reference, and other information about registrants that file electronically with the SEC. The SEC may charge you a fee for this information.

You may obtain the current prospectus and SAI for any of the portfolios underlying the Variable Accounts by calling (800) 347-7787.

If you ask us, we will provide you with Illustrations of Policy benefits based on different sets of assumptions. Illustrations may help you understand how your Policy’s Death Benefit, Cash Surrender Value and Accumulated Value would vary over time based on different assumptions. You can get one Policy Illustration free of charge per Policy Year by calling or writing to us. We reserve the right to charge $25 for additional Illustrations.

How to Contact Us

Pacific Life Insurance Company P.O. Box 2378
Omaha, Nebraska 68103-2378

(800) 347-7787
5 a.m. through 5 p.m. Pacific time
www.PacificLife.com

We accept faxes or emails for variable transaction requests (transfers, allocation changes, rebalancing and loans) at: (866) 398-0467
VULTransactions@pacificlife.com

PREMIUM PAYMENTS
Unless you receive premium notices via listbill, send premiums (other than initial premium) to:
Pacific Life Insurance Company
P.O. Box 100957
Pasadena, California 91189-0957

How to Contact the SEC

You can also find reports and other information about the Policy and Separate Account from the SEC. The SEC may charge you a fee for this information.

Commission’s Public Reference Section
100 F Street, NE
Washington, D.C. 20549
(202) 551-8090
Website: www.sec.gov
e-mail: publicinfo@sec.gov

FINRA Public Disclosure Program

FINRA provides investor protection education through its website and printed materials. The FINRA regulation website address is www.finra.org. An investor brochure that includes information describing the BrokerCheck program may be obtained from FINRA. The FINRA BrokerCheck hotline number is (800) 289-9999. FINRA does not charge a fee for the BrokerCheck program services.

 SEC file number 811-05563

 333-153027

Pacific Life Insurance Company

Mailing address:

P.O. Box 2030

Omaha, NE 68103-2030

Visit us at our website: www.PacificLife.com

15-28950-05 05/13

M'S VERSATILE PRODUCT VUL SURVIVORSHIP 3 PROSPECTUS MAY 1, 2014

M's Versatile Product VUL Survivorship 3 is a last survivor flexible premium variable life insurance policy issued by Pacific Life Insurance Company through Pacific Select Exec Separate Account of Pacific Life.

• Flexible premium means you can vary the amount and frequency of your premium payments. You must, however, pay enough premiums to cover the ongoing costs of Policy benefits.

• Variable means the Policy’s value depends on the performance of the Investment Options you choose.

• Life insurance means the Policy provides a Death Benefit to the Beneficiary you choose.

• Last survivor means the Policy insures the lives of two people and provides a Death Benefit that’s payable after both people have died.

This prospectus provides information that you should know before buying a Policy. Please read the prospectus carefully and keep it for future reference.

This Policy has a selection of Investment Options for you to choose from.

The Variable Investment Options available under this Policy invest in portfolios of the following Funds:

AIM Variable Insurance Funds

(Invesco Variable Insurance Funds)

American Century Variable Portfolios, Inc.

BlackRock® Variable Series Funds, Inc.

Dreyfus Variable Investment Fund

Fidelity® Variable Insurance Products Funds

Franklin Templeton Variable Insurance Products Trust

GE Investments Funds, Inc.

Janus Aspen Series

Lazard Retirement Series, Inc.

Legg Mason Partners Variable Equity Trust

Lord Abbett Series Fund, Inc.

MFS® Variable Insurance Trust

M Fund

Neuberger Berman Advisers Management Trust

Oppenheimer Variable Account Funds

Pacific Select Fund

PIMCO Variable Insurance Trust

Royce Capital Fund

T. Rowe Price Equity Series, Inc.

Van Eck VIP Trust

You will find a complete list of each Variable Investment Option on the next page. This Policy also offers the following fixed Investment Options:

FIXED OPTIONS Fixed Account Fixed LT Account	INDEXED FIXED ACCOUNT 1 - Year Indexed Option 1 - Year High Par Indexed Option

This Policy is not available in all states. This prospectus is not an offer in any state or jurisdiction where we are not legally permitted to offer the Policy.

The Policy is described in detail in this prospectus and its Statement of Additional Information (SAI). Each Fund is described in its prospectus and in its SAI. No one has the right to describe the Policy or any Fund any differently than they have been described in these documents.

You should be aware that the Securities and Exchange Commission (SEC) has not approved or disapproved of the securities or passed upon the accuracy or adequacy of the disclosure in this prospectus. Any representation to the contrary is a criminal offense.

A life insurance Policy may be appropriate if you are looking to provide a Death Benefit for family members or others or to help meet other long-term financial objectives. Discuss with your life insurance producer whether a variable life insurance Policy, optional benefits and underlying Investment Options are appropriate for you, taking into consideration your age, income, net worth, tax status, insurance needs, financial objectives, investment goals, liquidity needs, time horizon, risk tolerance and relevant information. Together you can decide if a variable life insurance Policy is right for you.

This material is not intended to be used, nor can it be used by any taxpayer, for the purpose of avoiding U.S. federal, state or local tax penalties. Pacific Life, its distributors and their respective representatives do not provide tax, accounting or legal advice. Any taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

YOUR GUIDE TO THIS PROSPECTUS

Where To Go For More Information back cover

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BENEFITS AND RISKS OF YOUR POLICY

This overview tells you some key things you should know about your Policy. It is designed as a summary only – please read the entire prospectus and your Policy for more detailed information, or contact us or your life insurance producer for additional information about your Policy. All of your material rights and obligations are disclosed in this prospectus.

The Policy is offered for sale in all jurisdictions where we are authorized to do business and where the Policy is approved by the appropriate insurance department or regulatory authorities. Individual Policy features may not be available in all states or may vary by state. The state in which your Policy is issued governs whether or not certain features, Riders, charges and fees are allowed in your Policy. Any significant variations from the information appearing in this prospectus which are required due to individual state requirements are contained in your Policy, or provided by separate endorsement and outlined in Appendix B. You should refer to your Policy for these state specific features.

Flexibility

The Policy is designed to be flexible to meet your specific life insurance needs. Within certain limits, you can:

• choose the timing, amount and frequency of premium payments

• change the Death Benefit Option

• increase or decrease the Policy’s Total Face Amount

• change the Beneficiary

• change your investment selections.

Death Benefit

The Death Benefit will always be the greater of the Death Benefit under the Option you choose or the Minimum Death Benefit. The Minimum Death Benefit is no lower than the death benefit that we must pay to ensure that your Policy qualifies as life insurance.

You may choose one of three Death Benefit Options:

• Option A – your Death Benefit will be the Total Face Amount of your Policy.

• Option B – your Death Benefit will be the Total Face Amount of your Policy plus its Accumulated Value.

• Option C – your Death Benefit will be the Total Face Amount of your Policy plus the total premiums you have paid minus any withdrawals or distributions made. However, the Death Benefit will never exceed the Option C Death Benefit Limit shown in the Policy Specifications.

You may choose between two Death Benefit Qualification Tests which are used to determine the Minimum Death Benefit:

• Cash Value Accumulation Test – generally does not limit the amount of premiums you can pay into your Policy.

• Guideline Premium Test – limits the amount of premiums you can pay on your Policy, and the Minimum Death Benefit will generally be smaller than under the Cash Value Accumulation Test.

The test you choose will generally depend on the amount of premiums you want to pay relative to your desired Death Benefit.

Accumulated Value

Accumulated Value is the value of your Policy on any Business Day. It is not guaranteed – it depends on the performance of the Investment Options you have chosen, the timing and amount of premium payments you have made, Policy charges, and how much you have borrowed or withdrawn from the Policy.

You can access your Accumulated Value in several ways:

• Withdrawals – you can withdraw part of your Policy’s Net Cash Surrender Value.

• Loans – you can take out a loan from us using your Policy’s Accumulated Value as security.

• Income benefits – you can use withdrawal or surrender benefits to buy an income benefit that provides a monthly income. In addition, your Policy’s Beneficiary can use Death Benefit proceeds to buy an income benefit.

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• Surrender – you can surrender or cash in your Policy for its Net Cash Surrender Value while either Insured is alive.

Investment Options

You can choose to allocate your Net Premiums and Accumulated Value among a selection of Variable Investment Options, each of which invests in a corresponding portfolio of various underlying Funds. The Policy also offers two Fixed Options, both of which provide a guaranteed minimum rate of interest. You may also invest in the Indexed Fixed Account.

You can transfer among the Fixed and Variable Investment Options during the life of your Policy without paying any current income tax. There is currently no charge for transfers. If you allocate your Net Premiums or Accumulated Value to the Indexed Fixed Account, you will not be able to transfer that Indexed Accumulated Value until the end of a Segment Term. At Segment Maturity you may only reallocate Segment Value to another Segment or to the Fixed Account.

Tax Benefits

Your Beneficiary generally will not have to pay federal income tax on Death Benefit Proceeds. You will also generally not be taxed on any or all of your Policy’s Accumulated Value unless you receive a cash distribution.

Long-term Financial Planning

This Policy is designed to provide a Death Benefit for family members or others or to help meet other long-term financial objectives. It is not suitable as a short-term savings vehicle. It may not be the right kind of policy if you plan to withdraw money or surrender your Policy for short-term needs. Taking a withdrawal or surrendering your Policy may incur charges. See the FEE TABLES and your Policy for charges assessed when withdrawing from or surrendering your Policy.

Please discuss your insurance needs and financial objectives with your life insurance producer.

Last Survivor Policy

The Policy is a last survivor policy. This means that the Death Benefit will not be paid to your Beneficiary until after the second insured under the Policy dies. This may be appropriate for two spouses who want to provide a Death Benefit for their children.

This may not be the right kind of Policy for someone who wants to provide a Death Benefit for his or her spouse. In that case, a policy that insures a single life may be more appropriate.

Premium Payments

Federal tax law puts limits on the premium payments you can make in relation to your Policy’s Death Benefit. We may refuse all or part of a premium payment you make, or remove all or part of a premium from your Policy and return it to you under certain circumstances, for example, if the amount of premium you paid would result in your Policy no longer qualifying as life insurance or becoming a Modified Endowment Contract under the Tax Code.

Lapse

Your Policy stays In Force as long as you have sufficient Net Accumulated Value to cover your Policy’s monthly deductions of Policy charges. Insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest may cause your Policy to lapse – which means you will no longer have any insurance Coverage. There are costs associated with reinstating a lapsed Policy.

There is no guarantee that your Policy will not lapse even if you pay your planned periodic premium. You should consider a periodic review of your coverage with your life insurance producer.

Investment Performance

Each Variable Investment Option invests in a corresponding portfolio of an underlying Fund, as detailed in YOUR INVESTMENT OPTIONS. The value of each portfolio fluctuates with the value of the investments it holds. Returns are not guaranteed. You bear the investment risk of any Variable Investment Option you choose.

See each Fund’s prospectus for more information on the underlying portfolios and their individual risks.

The value in the Indexed Accounts is based on the two ways we credit interest to a Segment. We add interest using Segment Indexed Interest and Segment Guaranteed Interest. Segment Indexed Interest in part is based on any positive change in an external index. There is no guarantee that Segment Indexed Interest will be greater than zero. However, Segment Guaranteed Interest is credited daily to a Segment and is guaranteed.

In addition, we assess a charge based upon the value in the Indexed Fixed Accounts.

Withdrawals and Loans

Making a withdrawal or taking out a loan may:

• change your Policy’s tax status

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• reduce your Policy’s Total Face Amount

• reduce your Policy’s Death Benefit

• reduce the Death Benefit Proceeds paid to your Beneficiary

• make your Policy more susceptible to lapsing

• limit your access to the Policy’s Accumulated Value

Be sure to plan carefully before using these Policy benefits.

Your Policy’s withdrawal feature is not available until your first Policy Anniversary.

General Account

Unlike the assets in our Separate Account, the assets in our General Account are subject to liabilities arising from any of our other business. Our ability to pay General Account guarantees, including the Death Benefit, is backed by our financial strength and claims paying ability. We may be unable to meet our obligations with regard to the General Account interest guarantee.

Tax Consequences of Withdrawals, Surrenders and Loans

You may be subject to income tax if you take any withdrawals or surrender the Policy, or if your Policy lapses and you have not repaid any outstanding Policy Debt.

If your Policy becomes a Modified Endowment Contract (MEC), distributions you receive beginning on the date the Policy becomes a MEC may be subject to tax and a 10% penalty.

There are other tax issues to consider when you own a life insurance policy. These are described in more detail in VARIABLE LIFE INSURANCE AND YOUR TAXES.

Indexed Interest Crediting Risk

We credit interest daily to Accumulated Value in the Indexed Accounts (this is the Segment Guaranteed Interest and currently, is 1% annually for the 1-Year Indexed Account and 1-Year High Par Indexed Account). We also credit interest at Segment Maturity to Accumulated Value in the Indexed Accounts that is based in part on any positive change in the Index (this is the Segment Indexed Interest). If the underlying Index remains level or declines over a prolonged period of time and we have not credited Segment Indexed Interest, you may need to increase your premium payments to prevent the Policy from lapsing.

Risks that We May Eliminate or Substitute the Index

There is no guarantee that the Index described in this prospectus will be available during the entire time you own your Policy. If the Index is discontinued or we are unable to utilize it, we may substitute a successor index of our choosing. If we do so, the performance of the new index would differ from the Index. This, in turn, may affect the Segment Indexed Interest you earn.

Risk that We May No Longer Offer the Indexed Fixed Account

There is no guarantee that we will offer the Indexed Fixed Account during the entire time you own your Policy. We may discontinue offering the Indexed Fixed Account at any time. If we discontinue the Indexed Fixed Account, you may transfer Indexed Accumulated Value to any other Investment Options consistent with your Policy’s investment restrictions at Segment Maturity. If you do not do so, your Indexed Accumulated Value will be reallocated to the Fixed Account.

No ownership rights

An allocation to the Indexed Fixed Account is not equivalent to investing in the underlying stocks comprising the Index. You will have no ownership rights in the underlying stocks comprising the Index, such as voting rights, dividend payments, or other distributions. Also, we are not affiliated with the Index or the underlying stocks comprising the Index. Consequently, the Index and the issuers of the underlying stocks comprising the Index have no involvement with the Policy.

Existing Segments will remain unchanged until their Segment Maturity

You may not make any additional allocations from the Fixed Account into an existing Segment until Segment Maturity.

Segment Maturity

Policy Value allocated to the Indexed Accounts will be reallocated into the Fixed Account and may be reallocated to other available Investment Options or Indexed Accounts.

Costs of Managing Segment Indexed Interest

We manage our obligation to credit Segment Indexed Interest in part by purchasing call options on the Index and by prospectively adjusting the Growth Cap on Segment Start Dates to reflect changes in the costs of purchasing such call options (the price of call options vary with market conditions). In certain cases, we may reduce the Growth Cap for a future Segment. If we do so, the amount of the Segment Indexed Interest which you may otherwise have received would be reduced. However, we will never reduce the Growth Cap below 3% for the 1-Year Indexed Account and 2% for the 1-Year High Par Indexed Account.

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Change in Growth Cap

We determine the Growth Cap under the Indexed Accounts. We may increase or decrease the Growth Cap for the 1-Year Indexed Account, but it will never be less than the minimum of 3%. We may increase or decrease the Growth Cap for the 1-Year High Par Indexed Account, but it will never be less than 2%.  You may contact us or ask your life insurance producer for information on the current Growth Caps for the 1-Year Indexed Account and the 1-Year High Par Indexed Account.

Risk that We May Defer Payment of Proceeds

We may defer surrenders, withdrawals, loans, and transfers from the Fixed or Indexed Accounts for up to six months.

Restrictions on Transfers to other Investment Options

Amounts allocated to Segments of the Indexed Accounts may not be transferred to any other Investment Option until the end of the Segment Term.

Effect of Deductions on Indexed Interest

Amounts deducted from the Indexed Accounts as a result of policy loans, withdrawals, or Monthly Deductions will receive a proportionate Indexed Account credit at the end of the Segment Term, based upon the average Segment monthly balances during the Segment Term.

The Change in Participation Rate

We determine the Participation Rate under the Indexed Accounts. The current Participation Rate is 100% for the 1-Year Indexed Account and 150% for the 1-Year High Par Indexed Account.  We cannot set it lower than the guaranteed minimum Participation Rate of 100% for the 1-Year Indexed Account and 140% for the 1-Year High Par Indexed Account. We may increase the current Participation Rate for the 1-Year Indexed Account and for the 1-Year High Par Indexed Account for future segments, but it will never be less than the minimum Participation Rate.

If the Participation Rate multiplied by the index growth rate is greater than the 1% minimum interest rate and less than or equal to the current Growth Cap, the Participation Rate will increase the Segment Indexed Interest Rate, resulting in higher Segment Indexed Interest. The total interest rate on a segment will never exceed the Growth Cap.

Surrendering Your Policy

If you surrender your Policy no Indexed Interest will be credited to any Segments that have not yet reached their Segment Maturity.

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FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. Please read the entire prospectus, your Policy and the SAI for more detailed information regarding these fees and expenses.

Table 1 describes the fees and expenses that you will pay at the time you buy the Policy, surrender the Policy, or transfer Accumulated Value between Investment Options.

TABLE 1 – Transaction Fees
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Premium Load Maximum guaranteed charge Minimum and Maximum current charge Charge for a representative Insured	Upon receipt of premium

5.15% of premium

0.70% - 4.15% of premium

Maximum guaranteed charge is 5.15% of premiums paid for a male standard non-smoker who is Age 56 at Policy issue and for a female standard non-smoker who is Age 53 at Policy Issue.

Maximum surrender charge	Upon full surrender of Policy if any Coverage Layer has been in effect for less than 10 Policy Years	$0.04–$48.24 per $1,000 of Face Amount[1]
Charge for a representative Insured

Maximum guaranteed charge is $13.60 per $1,000 of Face Amount at end of Policy Year 1 for a male standard non-smoker who is Age 56 at Policy issue and for a female standard non-smoker who is Age 53 at Policy issue, and the Policy is issued with Death Benefit Option A

ADMINISTRATIVE AND UNDERWRITING SERVICE FEES
Withdrawal charge[2]	Upon partial withdrawal of Accumulated Value	$25 per withdrawal
Transfer fees[2]	Upon transfer of Accumulated Value between Investment Options	$25 per transfer in excess of 12 per Policy Year
Illustration request[2]	Upon request of Policy illustration in excess of 1 per year	$25
Face Amount increase[3]	Upon effective date of requested Face Amount increase	$100

1  The surrender charge is based on the Age and Risk Class of the Insureds, as well as the Death Benefit Option you choose. The surrender charge reduces to $0 after 10 years from the effective date of each Coverage Layer. The surrender charge shown in the table may not be typical of the surrender charge you will pay.

2 We currently do not impose this charge.

3 Applies only to any requested increase of Policy Face Amount.

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Table 2 describes the fees and expenses that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses. The charges include those for individuals in a nonstandard risk category, if applicable.

TABLE 2 – Periodic Charges Other Than Fund Operating Expenses
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Cost of Insurance[1,2]
Minimum and Maximum guaranteed charge	Monthly Payment Date	$0.00–$83.33 per $1,000 of Net Amount At Risk
Minimum and Maximum current charge		$0.00–$83.33 per $1,000 of Net Amount At Risk
Charge for a representative Insured

Maximum guaranteed charge is $0.00 per $1,000 of Net Amount At Risk at end of Policy Year 1 for a male standard non-smoker who is Age 56 at Policy issue and for a female standard non-smoker who is Age 53 at Policy issue[3]

Administrative charge[1]
Maximum charge	Monthly Payment Date	$10.00
Coverage charge[1,4]
Minimum and Maximum guaranteed charge Minimum and Maximum current charges	Monthly Payment Date, beginning on effective date of each Coverage Layer	$0.04–$38.76 per $1,000 of Coverage Layer $0.08-$11.07 per $1,000 of Coverage Layer
Charge for a representative Insured

Maximum guaranteed charge is $0.80 per $1,000 of Coverage Layer at end of Policy Year 1 for a male standard non-smoker who is Age 56 at Policy issue and for a female standard non-smoker who is Age 53 at Policy issue with $100,000 Face Amount[3,8] issued under death benefit option A

Current charge is $0.80 per $1,000 of Coverage Layer at end of Policy Year 1 for a male standard non-smoker who is Age 56 at Policy issue and for a female standard non-smoker who is Age 53 at Policy issue with $100,000 Face Amount[3,8] issued under death benefit option A

1-Year Indexed Account and 1-Year High Par Indexed Account charge
Maximum guaranteed and current charge	Monthly Payment Date	0.30% annually (0.025% monthly)[10] of Indexed Accumulated Value
Loan interest charge
Maximum guaranteed and current charge	Policy Anniversary	2.25% of Policy’s Loan Account balance annually[5]
OPTIONAL RIDERS AND BENEFITS[6]
RIDERS PROVIDING FACE AMOUNT COVERAGE:
Annual Renewable Term Rider–Last Survivor
Minimum and Maximum guaranteed charge	Monthly Payment Date	$0.00–$83.33 per $1,000 of Net Amount At Risk
Minimum and Maximum current charges		$0.00–$83.33 per $1,000 of Net Amount At Risk
Charge for a representative Insured

Maximum guaranteed charge is $0.00 per $1,000 of Net Amount At Risk at end of Policy Year 1 for a male standard non-smoker who is Age 56 at Policy issue and for a female standard non-smoker who is Age 53 at Policy issue[3]

Current charge is $0.00 per $1,000 of Net Amount At Risk at end of Policy Year 1 for a male standard non-smoker who is Age 56 at Policy issue and for a female standard non-smoker who is Age 53 at Policy issue[3]

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TABLE 2 – Periodic Charges Other Than Fund Operating Expenses
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Annual Renewable Term Rider–Last Survivor continued
Coverage Charge[4]
Minimum and Maximum guaranteed charge	Monthly Payment Date	$0.05–$26.27 per $1,000 of Coverage Layer
Minimum and Maximum current charges		$0.03–$1.06 per $1,000 of Coverage Layer
Charge for a representative Insured

Maximum guaranteed charge is $0.42 per $1,000 of Coverage Layer at end of Policy Year 1 for a male standard non-smoker who is Age 56 at Policy issue and for a female standard non-smoker who is Age 53 at Policy issue[3,9]

Current charge is $0.07 per $1,000 of Coverage Layer at end of Policy Year 1 for a male standard non-smoker who is Age 56 at Policy issue and for a female standard non-smoker who is Age 53 at Policy issue[3,9]

Estate Preservation Rider
Minimum and Maximum guaranteed charge Charge for a representative Insured	Monthly Payment Date

$0.01–$0.63 per $1,000 of Face Amount

Maximum guaranteed charge is $0.01 per $1,000 of Coverage Layer at end of Policy Year 1 for a male standard non-smoker who is Age 56 at Policy issue and for a female standard non-smoker who is Age 53 at Policy issue

Flexible Duration No-Lapse Guarantee Rider
No-Lapse Monthly Charge Deduction Minimum and Maximum guaranteed charge Minimum and Maximum current charge Charge for a representative Insured	Monthly Payment Date

$0.00–$32.21 per $1,000 of Net Amount of Risk

$0.00–$32.21 per $1,000 of Net Amount of Risk

Maximum guaranteed and current charge is $0.00 per $1,000 of Net Amount At Risk at the end of Policy Year 1 for a male standard non-smoker who is Age 56 at Policy issue and for a female standard non-smoker who is Age 53 at Policy issue

Flexible Duration No-Lapse Guarantee Rider continued
Alternative No-Lapse Monthly Deduction Minimum and Maximum guaranteed charge Minimum and Maximum current charge Charge for a representative Insured	Monthly Payment Date

$0.00–$8.00 per $1,000 of Face Amount

$0.00–$8.00 per $1,000 of Face Amount

Maximum guaranteed and current charge is $0.02 per $1,000 of Coverage Layer at end of Policy Year 1 for a male standard non-smoker who is Age 56 at Policy issue and for a female standard non-smoker who is Age 53 at Policy issue

Short-Term No-Lapse Guarantee Rider
Minimum and Maximum guaranteed charge	Not applicable	$0
SVER Term Insurance Rider-Last Survivor
Cost of Insurance
Minimum and Maximum guaranteed charge	Monthly Payment Date	$0.00–$83.33 per $1,000 of Net Amount At Risk
Minimum and Maximum current charges		$0.00–$83.33 per $1,000 of Net Amount At Risk
Charge for a representative Insured

Maximum guaranteed charge is $0.00 per $1,000 of Net Amount At Risk at the end of Policy Year 1 for a male standard non-smoker who is Age 56 at Policy issue and for a female standard non-smoker who is Age 53 at Policy issue[3]

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TABLE 2 – Periodic Charges Other Than Fund Operating Expenses
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
SVER Term Insurance Rider-Last Survivor continued
Coverage Charge[4]
Minimum and Maximum guaranteed charge	Monthly Payment Date	$0.00–$25.08 per $1,000 of Coverage Layer
Minimum and Maximum current charges		$0.00–$9.84 per $1,000 of Coverage Layer
Charge for a representative Insured

Maximum guaranteed charge is $0.00 per $1,000 of Coverage Layer at end of Policy Year 1 for a male standard non-smoker who is Age 56 at Policy issue and for a female standard non-smoker who is Age 53 at Policy issue[3,7]

Current charge is $0.00 per $1,000 of Coverage Layer at end of Policy Year 1 for a male standard non-smoker who is Age 56 at Policy issue and for a female standard non-smoker who is Age 53 at Policy issue[3,7]

Varying Increase Rider-Last Survivor
Minimum and Maximum guaranteed charge	Not applicable	$0
Minimum and Maximum current charges		$0
RIDERS PROVIDING ADDITIONAL COVERAGE:
Annual Renewable Term Rider–Individual
Minimum and Maximum guaranteed charge	Monthly Payment Date	$0.00–$83.33 per $1,000 of Net Amount At Risk
Minimum and Maximum current charge		$0.00–$83.33 per $1,000 of Net Amount At Risk
Charge for a representative Insured		Maximum guaranteed charge during Policy Year 1 is $0.58 per $1,000 of Net Amount At Risk for a male standard non-smoker who is Age 56 at Policy issue[3]
		Current charge during Policy Year 1 is $0.13 per $1,000 of Net Amount At Risk for a male standard nonsmoker who is Age 56 at Policy issue[3]
		Maximum guaranteed charge during Policy Year 1 is $0.35 per $1,000 of Net Amount At Risk for a female standard non-smoker who is Age 53 at Policy issue[3]
		Current charge during Policy Year 1 is $0.07 per $1,000 of Net Amount At Risk for a female standard nonsmoker who is Age 53 at Policy issue[3]
Conversion Rider
Minimum and Maximum guaranteed charge	At exercise of benefit	$0
Enhanced Policy Split Option Rider
Minimum and Maximum guaranteed charge	Not applicable	$0
Policy Split Option Rider
Minimum and Maximum guaranteed charge	At exercise of benefit	$200
Premier Living Benefits Rider-Last Survivor
Minimum and Maximum guaranteed charge	At Rider exercise

There is no additional charge for this Rider. However, upon receiving a benefit payment there will be a reduction in Death Benefit and Policy values. See POLICY BENEFITS–Optional Riders and Benefits–Premier Living Benefits Rider-Last Survivor

Charge for a representative Insured

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TABLE 2 – Periodic Charges Other Than Fund Operating Expenses
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Terminal Illness Rider-Last Survivor
Minimum and Maximum guaranteed charge	At Rider exercise

There is no additional charge for this Rider. However, upon receiving a benefit payment there will be a reduction in Death Benefit and Policy values. See POLICY BENEFITS–Optional Riders and Benefits–Terminal Illness Rider-Last Survivor

Charge for a representative Insured

1  This charge is reduced to zero on and after your Policy’s Monthly Deduction End Date.

2  Cost of insurance rates apply uniformly to all members of the same Class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy Specifications will indicate the guaranteed cost of insurance charge applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from your life insurance producer or us. Also, before you purchase the Policy, you may request personalized illustrations of your future benefits under the Policy based upon the Insureds’ Class, the Death Benefit Option, Face Amount, planned periodic premiums, and any Riders requested. The maximum guaranteed cost of insurance rates for your Policy will be stated in the Policy Specifications and calculated per $1.00 of Coverage Layer.

3  Charges shown for this sample Policy may not be typical of the charges you will pay.

4  The Coverage Charge rate is based on the Age and Risk of the Insureds and the Face Amount on the Policy Date or date Rider is effective. It also varies with the Death Benefit Option you choose. Each Coverage Layer will have a corresponding Coverage Charge related to the amount of the increase, based on the Age and Risk Class of the Insureds at the time of the increase. Ask your life insurance producer for information regarding this charge for your Policy. The maximum guaranteed Coverage Charge for your Policy will be stated in the Policy Specifications.

5  In addition to the loan interest charge, the Loan Account Value that is used to secure Policy Debt will be credited interest at a minimum of 2.00%. Interest on the Loan Account and Policy Debt accrues daily. On each Policy Anniversary, we transfer the excess of the Policy Debt over Loan Account Value from the Investment Options to the Loan Account. If the Loan Account Value is greater than Policy Debt, then such excess is transferred from the Loan Account to the Investment Options.

6 Riders are briefly described under POLICY BENEFITS – Optional Riders and Benefits and more information appears in the SAI. Except for the Short-Term No Lapse Guarantee Rider, Rider charges are based on the Age and Risk Class of the person insured under the Rider on the effective date of the Rider. Ask your life insurance producer for information on optional Rider charges for your Policy. The charges for any optional benefit Riders you add to your Policy will be stated in the Policy Specifications.

7  The current Coverage Charge per $1,000 of Coverage Layer for this sample Policy is $0.00/month in Policy Year 1, $0.27/month in Policy Year 2, $0.41/month in Policy Years 3-10, and $0.00/month in Policy Year 11 and thereafter. The guaranteed Coverage Charge per $1,000 of Coverage Layer for this sample Policy is $0.00/month in Policy Year 1, $0.40/month in Policy Year 2, $0.41/month in Policy Years 3-10, $0.40/month in Policy Years 11-20,and $0.24/month in Policy Year 21 and thereafter.

8 The current Coverage Charge per $1,000 of Coverage Layer for this sample Policy is $0.80/month in Policy Years 1-10, and $0.00/month in Policy Year 11 and thereafter. In Policy Year 21 and thereafter, the maximum guaranteed coverage charge is reduced to $0.48/month per $1,000 of Coverage Layer

9 The maximum guaranteed Coverage Charge per $1,000 of Coverage Layer for this sample Policy is $0.42/month in Policy Years 1-20. In Policy Year 21 and thereafter, the maximum guaranteed coverage charge is reduced to $0.25/month per $1,000 of Coverage Layer. The current charge is level for 10 Policy Years from the effective date of the Coverage Layer and then reduces to zero.

10 The monthly 1-Year Indexed Account and 1-Year High Par Indexed Account charge may reduce the 1-Year Indexed Account and 1-Year High Par Indexed Account effective yield.

11

Total annual Fund operating expenses

This table shows the minimum and maximum total annual operating expenses paid by the portfolios that you pay indirectly during the time you own the Policy. This table shows the range (minimum and maximum) of fees and expenses (including management fees, shareholder servicing or distribution (12b-1) fees, and other expenses) charged by any of the portfolios, expressed as an annual percentage of average daily net assets. The amounts are based on expenses paid in the year ended December 31, 2013, adjusted to reflect anticipated changes in fees and expenses, or, for new portfolios, are based on estimates for the current fiscal year.

Each Variable Account of the Separate Account purchases shares of the corresponding Fund portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Policy, and they may vary from year to year. These fees and expenses are described in each Fund’s prospectus.

	Minimum	Maximum[1]
Range of total annual portfolio operating expenses before any waivers or expense reimbursements	0.28%	3.23%
	Minimum	Maximum
Range of total annual portfolio operating expenses after waivers or expense reimbursements	0.28%	2.20%

1 For the Lord Abbett Developing Growth Portfolio for the period May 1, 2013 through April 30, 2014, Lord Abbett has contractually agreed to waive its fees and to reimburse expenses to limit total annual operating expenses of 26.16% to a total net annual operating expense of 0.90%.

To help limit Fund expenses, Fund advisers have contractually agreed to reduce investment advisory fees or otherwise reimburse certain portfolios of their respective Funds which may reduce the portfolio’s expenses. The range of expenses in the first row above does not include the effect of any waiver and/or expense reimbursement arrangement. The range of expenses in the second row includes the effect of waiver and/or expense reimbursement arrangements that will remain in effect. There can be no assurance that Fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each Fund prospectus, and they may not cover certain expenses such as extraordinary expenses. See each Fund’s prospectus for complete information regarding annual operating expenses of that Fund.

Some Investment Options available to you are “fund of funds”. A fund of funds portfolio is a fund that invests in other funds in addition to other investments that the portfolio may make. Some funds of funds may have fees higher than other available Investment Options. The fees for the funds of funds Investment Options available under your Policy are in the range of total portfolio operating expenses disclosed above. For more information on these portfolios, please see the prospectuses for the Funds.

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TERMS USED IN THIS PROSPECTUS

In this prospectus, you and your mean the policyholder or Owner. Pacific Life, we, us and our refer to Pacific Life Insurance Company. Fund, or, collectively, the Funds, refer to one of the funds providing underlying portfolios for the Variable Investment Options offered under the Policy. Policy means a M's Versatile Product VUL Survivorship 3 variable life insurance policy, unless we state otherwise.

We have tried to make this prospectus easy to read and understand, but you may find some words and terms that are new to you. We have identified some of these below.

If you have any questions, please ask your life insurance producer or call us at (800) 800-7681.

Accounts – consist of the Fixed Accounts, the Variable Accounts, the Indexed Accounts and the Loan Account, each of which may be referred to as an Account.

Account Deduction – is treated as a proportionate reduction to Fixed and Variable Investment Options. Any deduction in excess of the Fixed and Variable Investment Options will be deducted from the Indexed Accounts as a segment deduction.

Accumulated Value – the total amount of your Policy’s Variable Accumulated Value, Fixed Accumulated Value, Indexed Accumulated Value and the Loan Account Value, on any Business Day.

Age – at issue, an Insured's Age on his/her birthday nearest the Policy Date. We add one year to this Age on each Policy Anniversary.

Basic Face Amount – is the sum of the Face Amounts of all Basic Life Coverage Layers on the Insureds. The Face Amount of the initial Basic Life Coverage is shown in the Policy Specifications.

Basic Life Coverage – is insurance Coverage on the Insureds provided by this Policy as shown in the Policy Specifications and any related Supplemental Schedule of Coverage. Certain Riders may provide life insurance Coverage, but such amounts are not included in the Basic Life Coverage.

Beneficiary – the person, people, entity or entities you name to receive the Death Benefit Proceeds.

Business Day – any day that the New York Stock Exchange and our Life Insurance Operations Center are open. It usually ends at 4:00 p.m. Eastern time. A Business Day is called a valuation day in your Policy.

Cash Surrender Value – the Policy’s Accumulated Value less any surrender charge.

Cash Value Accumulation Test – one of two Death Benefit Qualification Tests available under the Policy, and defined in Section 7702(b) of the Tax Code.

Class – is used in determining Policy charges, and interest credited to the Fixed Options, features of the Indexed Options, and depends on a number of factors, including but not limited to the Death Benefit, Basic and Total Face Amount, Coverage Layer, Policy Date, Policy duration, premiums paid, the Age and Risk Class of the Insured(s), requested or scheduled additions or increases of Coverage Layers, and the presence of optional Riders and benefits.

Closing Value – the value of the Index as of the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time. If no closing value is published for a given day, we will use the closing value for the next day for which closing value is published.

Code or Tax Code – is the U.S. Internal Revenue Code of 1986, as amended.

Coverage – insurance coverage on the Insured as provided by the Policy or other attached Riders.

Coverage Layer – is a Basic Life Coverage Layer or a layer of insurance Coverage on both of the Insureds under an optional Rider.

Coverage Layer Date – is the effective date of a particular Coverage Layer and is the date used to determine Coverage Layer months, years and anniversaries. The Coverage Layer Date for the initial Coverage Layer is the Policy Date as shown in the Policy Specifications.

Cumulative Segment Guaranteed Interest Rate – the Segment Guaranteed Interest Rate compounded annually for the number of years in the Segment Term.

Cutoff Date – 4pm Eastern, two Business Days before the Segment Start Date.

Death Benefit – the amount which is payable on the date of the Survivor's death.

Death Benefit Proceeds – the amount which is payable to the Beneficiary on the date of the Survivor's death, adjusted as provided in the Policy.

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Death Benefit Qualification Test – either the Cash Value Accumulation Test or the Guideline Premium Test. This test determines what the lowest Minimum Death Benefit should be in relation to a Policy’s Accumulated Value. Each test available under the Policy is defined in Section 7702 of the Tax Code.

Designated Amount – the amount you instruct us to allocate to an Indexed Account. We will only transfer the Designated Amount (or such lesser amount if Policy charges have been deducted, or if you have taken a withdrawal or loan) to an Indexed Account on a Segment Start Date. Any interest earned on the Designated Amount while it is allocated to the Fixed Account will not be transferred to an Indexed Account on a Segment Start Date.

Face Amount – the amount of insurance Coverage on the Insured provided by the Policy Coverage or Rider Coverage, as shown in the Policy Specifications and any related Supplemental Schedule of Coverage. The Face Amount is subject to increase or decrease as provided elsewhere in this Policy.

Fixed Account – an account that is part of our General Account to which all or a portion of Net Premium payments may be allocated for accumulation at a fixed rate of interest declared by us.

Fixed LT Account – an account that is part of our General Account to which all or a portion of Net Premium payments may be allocated for accumulation at a fixed rate of interest declared by us.

Fixed Accumulated Value – the total amount of your Policy’s value allocated to the Fixed Accounts.

Fixed Options – Investment Options that are part of our General Account and that consist of one or more Fixed Accounts available under this Policy. The Fixed Accounts available as of the Policy Date are the Fixed Account and the Fixed LT Account. Net Premiums and Accumulated Value under this Policy may be allocated to one or more Fixed Accounts.

Free Look Right – your right to cancel (or refuse) your Policy and return it for a refund.

Free Look Transfer Date – for Policies issued in states that require return of premium if the Free Look Right is exercised, the day we transfer Accumulated Value from the Fidelity VIP Money Market Variable Account to the Investment Options you chose.

Fund –AIM Variable Insurance Funds (Invesco Variable Insurance Funds), American Century Variable Portfolios, Inc., BlackRock Variable Series Funds, Inc., Dreyfus Variable Investment Fund, Fidelity Variable Insurance Products Funds, Franklin Templeton Variable Insurance Products Trust, GE Investments Funds, Inc., Janus Aspen Series, Lazard Retirement Series, Inc., Legg Mason Partners Variable Equity Trust, Lord Abbett Series Fund, Inc., MFS Variable Insurance Trust, M Fund, Neuberger Berman Advisers Management Trust, Oppenheimer Variable Account Funds, Pacific Select Fund, PIMCO Variable Insurance Trust, Royce Capital Fund, T. Rowe Price Equity Series, Inc., Van Eck VIP Trust.

General Account – includes all of our assets, except for those held in the Separate Account, or any of our other separate accounts.

Growth Cap – the maximum total interest rate for a Segment over the Segment Term, as described in the Indexed Accounts, including both Cumulative Segment Guaranteed Interest Rate and the Segment Indexed Interest Rate.

Guideline Premium Limit – the maximum amount of premium or premiums that can be paid for any given Face Amount in order to qualify the Policy as life insurance for tax purposes as specified in the Guideline Premium Test.

Guideline Premium Test – one of two Death Benefit Qualification Tests available under the Policy, and defined in Section 7702(a)(2) of the Tax Code.

Illustration – a display of Policy benefits based upon the assumed Age and Risk Class of an Insured, Face Amount of the Policy, Death Benefit, premium payments, and historical or hypothetical gross rate(s) of return.

Index – The Standard & Poor’s 500® Composite Stock Price Index, excluding dividends (“S&P 500®”).

Indexed Fixed Account – a Policy account, which is held in our General Account. We credit interest on the Indexed Fixed Account, in part, based on any positive change in an Index. There are Investment Options within the Indexed Fixed Account.

Indexed Account – an Investment Option within the Indexed Fixed Account. Currently, there are two Indexed Accounts – the 1-Year Indexed Account and the 1-Year High Par Indexed Account.

Indexed Account Option – an Investment Option in the Indexed Fixed Account.

Indexed Fixed Account Value – the sum of the Segment Values for all Segments in the Indexed Fixed Account.

Indexed Accumulated Value – the total amount of your Policy’s Accumulated Value allocated to the Indexed Fixed Account. The Indexed Accumulated Value will not include Segment Indexed Interest for any Segments that have not reached Segment Maturity.

Index Growth Rate – (b ÷ a) – 1, where:

a = the Closing Value of the Index as of the day before the beginning of the Segment Term; and

b = the Closing Value of the Index as of the day before the end of the Segment Term.

In Force – the status of a Policy when all requirements are met to provide a Death Benefit upon the death of the Survivor.

14

Insured – a person on whose life the Policy is issued. Collectively referred to as the Insureds.

Investment Option – a Variable Investment Option, Fixed Option or Indexed Account Option.

Loan Account – an account which holds amounts transferred from the Investment Options as collateral for Policy loans.

Loan Account Value – the total amount of your Policy’s Accumulated Value allocated to the Loan Account.

Lockout Period – a 12-month period of time during which you may not make any transfers into the Indexed Fixed Account. A Lockout Period begins any time a deduction is taken from the Indexed Fixed Account as a result of a loan or withdrawal that is not part of a Systematic Distribution Program.

Minimum Death Benefit – is based on the Death Benefit Qualification Test for the Policy and at any time will be no less than the minimum amount we determine to be required for this Policy to qualify as life insurance under the Code.

Modified Endowment Contract – a type of life insurance policy as described in Section 7702A of the Tax Code, which receives less favorable tax treatment on distributions of cash value than conventional life insurance policies. Classification of a Policy as a Modified Endowment Contract is generally dependent on the amount of premium paid during the first seven Policy Years, or after a material change has been made to the Policy.

Monthly Payment Date – the day we deduct monthly charges from your Policy’s Accumulated Value. The first Monthly Payment Date is your Policy Date, and it is the same day each month thereafter.

Monthly Deduction – an amount that is deducted monthly from your Policy’s Accumulated Value on the Monthly Payment Date until the Monthly Deduction End Date. The Monthly Deduction is the sum of the cost of insurance charge, the administrative charge, the Coverage charge, the 1-Year Indexed Account and 1-Year High Par Indexed Account charge and any charge for optional Riders and benefits.

Monthly Deduction End Date – is the date when Monthly Deductions end as shown in the Policy Specifications.

Net Accumulated Value – the Accumulated Value less any Policy Debt.

Net Amount At Risk – the difference between the Death Benefit payable if the Insureds died and the Accumulated Value of your Policy. We use a Net Amount At Risk to calculate the Cost of Insurance Charge. For Cost of Insurance Charge purposes, the Net Amount At Risk is equal to the Death Benefit as of the most recent Monthly Payment Date divided by 1.0016516, reduced by the Accumulated Value of your Policy.

Net Cash Surrender Value – the Cash Surrender Value less any Policy Debt.

Net Premium – premium paid less any premium load deducted.

Net Single Premium – the amount of premium needed to fund future benefits under the Policy as specified in the Cash Value Accumulation Test.

Owner – the person named on the application who makes the decisions about the Policy and its benefits while it is In Force. Two or more Owners are called Joint Owners.

Participation Rate – the percentage of the Index Growth Rate used to calculate the Segment Indexed Interest Rate.

Policy Anniversary – the same day as your Policy Date every year after we issue your Policy.

Policy Date – the date used to determine the Monthly Payment Date, Policy months, Policy Years, and Policy monthly, quarterly, semi-annual and annual anniversaries.

Policy Debt – the amount in the Loan Account, plus any interest you owe.

Policy Specifications – summarize information specific to your Policy at the time the Policy is issued. We will send you updated Policy Specification pages or supplemental schedules if you change your Policy’s Face Amount or any of the Policy’s other benefits.

Policy Year – starts on your Policy Date and each Policy Anniversary, and ends on the day before the next Policy Anniversary.

Riders – provide extra benefits, some at additional cost. Any optional Rider which offers additional insurance Coverage on both Insureds will have an initial Face Amount and any increase is also referred to as a “Coverage Layer”.

Risk Class – is based on an Insured’s gender, health, and tobacco use and is used to calculate certain Policy charges.

Segment – a portion of your Accumulated Value in an Indexed Account. We create a Segment when Accumulated Value is transferred from the Fixed Account to an Indexed Account.

Segment Guaranteed Interest – the interest we credit daily to each Segment in the 1-Year Indexed Account and 1-Year High Par Indexed Account from the Segment Start Date to the Segment Maturity at an annual rate equal to 1% for the Indexed Accounts.

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Segment Indexed Interest – additional interest may be credited to the Segment at the end of the Segment Term based on the performance of the Index.

Segment Indexed Interest Rate – The Segment Indexed Interest Rate reflects any growth in the Index, multiplied by the Participation Rate, subject to the Growth Cap, that exceeds the Cumulative Segment Guaranteed Interest Rate. It is equal to [the lesser of (a × b) and c] - d, but not less than zero where:

a = Index Growth Rate

b = Participation Rate

c = Growth Cap

d = Cumulative Segment Guaranteed Interest Rate

Segment Maturity – the end of the Segment Term and the date we calculate any Segment Indexed Interest and credit it to the Segment.

Segment Maturity Value – the value of the Segment at Segment Maturity, including any Segment Indexed Interest.

Segment Start Dates – the dates on which transfers into the Indexed Fixed Account may occur, generally the 15th of each month as shown in your Policy Specifications. We use a Segment Start Date to determine Segment months and Segment years.

Segment Term – a one-year period beginning on the Segment Start Date and ending on the Segment Maturity date.

Segment Value – the amount transferred to an Indexed Account from the Fixed Account on the Segment Start Date. After the Segment Start Date, the Segment Value equals a + b - c + d where:

a = the Segment Value as of the previous day;

b = the Segment Guaranteed Interest since the previous day;

c = any Segment Deductions since the previous day; and

d = any Segment Indexed Interest credited only at Segment Maturity.

Separate Account – the Pacific Select Exec Separate Account, a separate account of ours registered as a unit investment trust under the Investment Company Act of 1940.

Survivor – the living Insured after one of the Insureds dies.

Supplemental Schedule of Coverage – is the written notice we will provide you reflecting certain changes made to your Policy after the Policy Date.

Systematic Distribution Program – a program of periodic distribution that we designate, which includes periodic distribution of the Policy’s Accumulated Value through Policy loans and withdrawals.

Total Face Amount – the sum of Face Amount of Basic Life Coverage and the Face Amounts of any Riders providing insurance coverage on the Insureds, unless specifically excluded.

Total Interest Credited – the sum of Segment Indexed Interest plus Segment Guaranteed Interest that we credit to a Segment within the Indexed Fixed Account.

Variable Account – a subaccount of the Separate Account which invests in shares of a corresponding portfolio of an underlying Fund.

Variable Accumulated Value – the total amount of your Policy’s Accumulated Value allocated to the Variable Accounts.

Variable Investment Option – a Variable Account or Variable Option.

Written Request – your signed request in writing, which may be required on a form we provide, and received by us at our Administrative Office, containing information we need to act on the request.

16

POLICY BASICS

M's Versatile Product VUL Survivorship 3 is a last survivor flexible premium variable life insurance policy that insures the lives of two people and pays Death Benefit Proceeds after both people have died.

When you buy a M's Versatile Product VUL Survivorship 3 life insurance Policy, you are entering into a contract with Pacific Life Insurance Company. Your contract with us is made up of your application, your Policy, applications to change or reinstate the Policy, any amendments, Riders or endorsements to your Policy, and Policy Specifications.

Issuing the Policy

Your life insurance producer will assist you in completing your application for the Policy. Your life insurance producer’s broker-dealer firm has up to 7 business days to review the application before it is sent to us. When we approve your application, we will issue your Policy. If your application does not meet our underwriting and administrative requirements, we can reject it or ask you for more information. Your Policy will be sent to your life insurance producer for delivery to you. You will be asked to sign a policy delivery receipt. For Policy delivery status, check with your life insurance producer.

Our obligations to you under the Policy begin when it is In Force. We consider your Policy In Force when the following requirements are met:

• all necessary contractual and administrative requirements are met, and

• we receive and apply the initial premium to the Policy.

If there are any outstanding contractual or administrative requirements that prevent your Policy from being placed In Force, your life insurance producer will review them with you no later than when the Policy is delivered. See HOW PREMIUMS WORK – Your Initial Premium for more information.

Your Policy will be In Force until one of the following happens:

• the Survivor under the Policy dies

• the grace period expires and your Policy lapses, or

• you surrender your Policy.

If your Policy is not In Force when the Survivor dies, we are not obligated to pay the Death Benefit Proceeds to your Beneficiary.

Owners, the Insured, and Beneficiaries

Owners

You can own a Policy by yourself or with someone else. You need the signatures of all Owners for all Policy transactions.

If one of the Joint Owners dies, the surviving Owners will hold all rights under the Policy. If the Owner or the last Joint Owner dies, his or her estate will own the Policy unless you have given us other instructions.

You can change the Owner of your Policy by completing a Change of Owner Form. Please contact us or your life insurance producer for a Change of Owner Form. Once we receive and record your request, the change will be effective as of the day you signed the Change of Owner Form. You should consult your life insurance producer or legal counsel about designating ownership interests.

The Insureds

This Policy insures the lives of two people who are between the Ages of 18 and 90 at the time you apply for your Policy, and who have given us satisfactory evidence of insurability. The Policy pays Death Benefit Proceeds after the Survivor dies.

Each Insured is assigned an underwriting or insurance Risk Class which we use to calculate cost of insurance and other charges. We normally use the medical or paramedical underwriting method to assign underwriting or insurance Risk Classes, which may require a medical examination.

When we use a person’s Age in Policy calculations, we generally use his or her Age as of the nearest Policy Date, and we add one year to this Age on each Policy Anniversary. For example, when we talk about someone “reaching Age 100”, we are referring to the Policy Anniversary closest to that person’s 100th birthday, not to the day when he or she actually turns 100.

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Beneficiaries

Here are some things you need to know about naming Beneficiaries:

• You can name one or more primary Beneficiaries who each receive an equal share of the Death Benefit Proceeds unless you tell us otherwise. If one Beneficiary dies, his or her share will pass to the surviving primary Beneficiaries in proportion to the share of the Death Benefit Proceeds they’re entitled to receive, unless you tell us otherwise.

• You can also name a contingent Beneficiary for each primary Beneficiary you name. The contingent Beneficiary will receive the Death Benefit Proceeds if the primary Beneficiary dies.

• You can choose to make your Beneficiary permanent (sometimes called irrevocable). You cannot change a permanent Beneficiary’s rights under the Policy without his or her permission.

If no Beneficiary is living when the Death Benefit Proceeds are payable, you, as the Policy Owner, will receive the Death Benefit Proceeds. If you are no longer living, the Death Benefit Proceeds will go to your estate.

You can change your Beneficiary at any time while either Insured is alive, and while the Policy is In Force. If you would like to change your Policy’s Beneficiary, please contact us or your life insurance producer for a Change of Beneficiary Form. Once we receive and record your request, the change will be effective as of the day you signed the Change of Beneficiary Form.

Your Policy Date

Your Policy Date

This is usually the later of the day we approve your Policy application or when we receive all administrative requirements needed to issue the Policy. It is also the beginning of your first Policy Year. Your Policy’s monthly, quarterly, semi-annual and annual anniversary dates are based on your Policy Date.

The Policy Date is set so that it never falls on the 29th, 30th or 31st of any month.

You or your life insurance producer may request that multiple applications have the same Policy Date and be placed In Force on a common date. For multilife or employer sponsored cases, please contact your life insurance producer for additional details.

Backdating your Policy

You can have your Policy backdated up to 6 months, as long as we approve it.

Backdating in some cases may lower your cost of insurance rates since these rates are based on the Age of the Insureds. Your first premium payment must cover the premium load and monthly charges for the period between the backdated Policy Date and the day your Policy is issued.

Re-dating your Policy

Once your Policy is issued, you may request us to re-date your Policy. This means your Policy will have a new Policy Date. Re-dating will only be allowed back to the date money is received on your Policy, and can be the earlier of:

• the date your Policy is delivered to you and you paid initial premium, or

• the date we received the initial premium, if earlier than the delivery date.

If your delivery date is the 29th, 30th or 31st of any month, the Policy will be dated the 28th of that month.

If the Policy is re-dated, no Policy charges will be deducted for any period during which Coverage was not provided under the terms of the Policy and all Policy charges will be calculated from the new Policy Date. There will be no Coverage before the new Policy Date.

It may be disadvantageous to request that the Policy be re-dated. A new Policy Date may cause an Insured’s Age for insurance purposes to change and the cost of insurance rates to increase. It will also affect events based on time elapsed since Policy Date, such as suicide and contestable clauses and surrender charge periods.

We will not re-date Policies that are issued with a temporary insurance premium. Policies with the Policy Date pre-determined under an employer or corporate sponsored plan may not be eligible to re-date.

Your Free Look Right

Your Policy provides a free look period once the Policy is delivered to you and you sign the Policy delivery receipt. During the free look period, you have the Free Look Right to cancel (or refuse) your Policy and return it to us or your life insurance producer for a refund.

There are special rules for the free look period in certain states. You will find a complete description of the free look period that applies to your Policy on the Policy’s cover sheet, or on a notice that accompanied your Policy. Generally, the free look period ends 10 days after you receive your Policy.

Some states may have a different free look period if you are replacing another life insurance policy. Please call us or your life insurance producer if you have questions about your Free Look Right.

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The amount of your refund may be more or less than the premium payments you have made, depending on the state where you signed your application. We will always deduct any Policy Debt from the amount we refund to you.

If you exercise your Free Look Right, the amount we refund to you depends on the requirements of the state in which your application is signed. One such requirement may be whether your Policy is issued as a replacement of existing insurance or not. Your initial Net Premium is first allocated to the Fidelity VIP Money Market Variable Account, then once all requirements to place your Policy In Force have been satisfied, we transfer the Accumulated Value in the Fidelity VIP Money Market Variable Account to the Investment Options you have chosen, provided that if we are required to refund your premium if you exercise your Free Look Right, such transfer will be delayed until 15 days after we issue your Policy.

If we are not required to refund your premium if you exercise your Free Look Right, the amount we refund to you will be

• any charges or taxes we have deducted from your premiums

• the Net Premiums allocated to the Fixed Options

• the Accumulated Value allocated to the Variable Investment Options

• any monthly charges and fees we have deducted from your Policy’s Accumulated Value in the Variable Investment Options.

California Policies

For Policies issued in the state of California, the Policy’s free look period is 30 days from date of delivery as of the Policy effective date if:

• an individual Policyowner is Age 60 or older; or

• the policyowner is either a Guardian, a Custodian or a Trust, and the Insured is age 60 and over.

During the 30-day free look period, we will hold the Net Premiums in the Fidelity VIP Money Market Variable Account. On the day following the end of the 30-day free look period, we will automatically transfer the Accumulated Value in the Fidelity VIP Money Market Variable Account to the Investment Options you chose. This automatic transfer to your Investment Option allocation choices is excluded from the transfer limitations described later in this prospectus. If you exercise your Free Look Right during the 30-day free look period, we will refund the premium payments you have made, less any Policy Debt. You may specifically direct that, during the 30-day free look period, all Net Premiums received by us be immediately allocated to the Investment Options according to your most recent allocation instructions. You may do this:

• on your application

• in writing any time prior to the end of the 30-day free look period.

If you specifically request your Net Premiums be immediately allocated to the Investment Options, and you exercise your Free Look Right during the 30-day free look period, the amount of your refund may be more or less than the premium payments you have made. Your refund will be calculated as of the day we or your life insurance producer receive your request and the Policy. The refund will be:

• any charges or taxes we have deducted from your premiums

• the Net Premiums allocated to the Fixed Options

• the Accumulated Value allocated to the Variable Investment Options and the Indexed Fixed Options

• any monthly charges and fees we have deducted from your Policy’s Accumulated Value in the Variable Investment Options.

Timing of Payments, Forms and Requests

Effective date

Once your Policy is In Force, the effective date of payments, forms and requests you send us is usually determined by the day and time we receive the item in proper form.

You may reach our service representatives on any Business Day at (800) 347-7787 between the hours of 5 a.m. through 5 p.m. Pacific time.

Please send your forms and written requests or questions to:

Pacific Life Insurance Company
P.O. Box 2030
Omaha, NE 68103

Unless you receive premium notices via listbill, send premiums (other than initial premium) to:

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Pacific Life Insurance Company
P.O. Box 100957
Pasadena, California 91189-0957

We accept faxes for variable transaction requests (transfers, allocation changes, rebalancing and loans) at: (866) 398-0467

You may also submit variable transaction requests electronically at: VULTransactions@pacificlife.com

Sending any application, premium payment, form, request or other correspondence to any other address will not be considered in proper form and will result in a processing delay.

Premium payments, loan requests, transfer requests, loan payments or withdrawal or surrender requests that we receive in proper form on a Business Day before the time of the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time, will normally be effective as of the end of that day, unless the transaction is scheduled to occur on another Business Day. If we receive your payment or request at or after the time of the close of the New York Stock Exchange on a Business Day, your payment or request will be effective as of the end of the next Business Day. If a scheduled transaction falls on a day that is not a Business Day, we will process it as of the end of the next Business Day.

Other forms, notices and requests are normally effective as of the next Business Day after we receive them in proper form, unless the transaction is scheduled to occur on another Business Day. Change of Owner and Beneficiary Forms are effective as of the day you sign the change form, once we receive them in proper form.

Electronic Information Consent

Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, annual and semi-annual reports, quarterly statements and immediate confirmations, proxy solicitation, privacy notice and other notices and documentation in electronic format when available instead of receiving paper copies of these documents by U.S. mail. You may enroll in this service by so indicating on the application, via our Internet website, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Not all Policy documentation and notifications may be currently available in electronic format. You will continue to receive paper copies of any documents and notifications not available in electronic format by U.S. mail. In addition, you will continue to receive paper copies of annual statements if required by state or federal law. By enrolling in this service, you consent to receive in electronic format any documents added in the future. For jointly owned Policies, both Owners are consenting to receive information electronically. Documents will be available on an Internet website. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. You must have ready access to a computer with Internet access, an active e-mail account to receive this information electronically, and the ability to read and retain it. You may access and print all documents provided through this service.

If you plan on enrolling in this service, or are currently enrolled, please note that:

• We impose no additional charge for electronic delivery, although your Internet provider may charge for Internet access.

• You must provide a current e-mail address and notify us promptly when your e-mail address changes.

• You must update any e-mail filters that may prevent you from receiving e-mail notifications from us.

• You may request a paper copy of the information at any time for no charge, even though you consented to electronic delivery, or if you decide to revoke your consent.

• For jointly owned Policies, both Owners are consenting that the primary Owner will receive information electronically. (Only the primary Owner will receive e-mail notices.)

• Electronic delivery will be cancelled if e-mails are returned undeliverable.

• This consent will remain in effect until you revoke it.

We are not required to deliver this information electronically and may discontinue electronic delivery in whole or in part at any time. If you are currently enrolled in this service, please call (800) 347-7787 if you would like to revoke your consent, wish to receive a paper copy of the information above, or need to update your e-mail address.

Proper form

We will process your requests once we receive all letters, forms or other necessary documents in proper form, completed to our satisfaction. Proper form may require, among other things, a signature guarantee or some other proof of authenticity. We do not generally require a signature guarantee, but we may ask for one if it appears that your signature has changed, if the signature does not appear to be yours, if we have not received a properly completed application or confirmation of an application, or for other reasons to protect you and us. Call us or contact your life insurance producer if you have questions about the proper form required for a request.

When we make payments and transfers

We will normally send the proceeds of withdrawals, loans, surrenders, exchanges and Death Benefit payments, and process transfer requests, within seven days after the effective date of the request in proper form. We may delay payments and transfers, or the

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calculation of payments and transfers based on the value in the Variable Investment Options under unusual circumstances, for example, if:

• the New York Stock Exchange closes on a day other than a regular holiday or weekend

• trading on the New York Stock Exchange is restricted

• an emergency exists as determined by the SEC, as a result of which the sale of securities is not practicable, or it is not practicable to determine the value of a Variable Account’s assets, or

• the SEC permits a delay for the protection of Policy Owners.

We may delay transfers and payments from the Fixed Options and the Indexed Fixed Account, including the proceeds from withdrawals, surrenders and loans, for up to six months. We will pay interest at an annual rate of at least 2.00% on any withdrawals or surrender proceeds from the Fixed Options or the Indexed Fixed Account that we delay for 10 days or more. If we defer payment of surrenders, withdrawals or loans for more than 10 days after we receive your request, we will pay interest at the rate required by the state in which the Policy is delivered, but not less than an annual rate equal to the guaranteed rate payable on the Fixed Options.

Death Benefit Proceeds paid are subject to the conditions and adjustments defined in other Policy provisions, such as General Provisions, Withdrawals, Policy Loans, and Timing of Payments. We will pay interest on the Death Benefit Proceeds from the date of death at a rate not less than the rate payable for funds left on deposit. If payment of Death Benefit Proceeds is delayed more than 31 calendar days after we receive the above requirements needed to pay the claim, we will pay additional interest at a rate of 10% annually beginning with the 31st calendar day. Death Benefit Proceeds are paid as a lump sum unless you choose another payment method, as described in GENERAL INFORMATION ABOUT YOUR POLICY – Income Benefit.

Statements and Reports We Will Send You

We send the following statements and reports to policy owners:

• a confirmation for certain financial transactions, usually including premium payments and transfers, loans, loan repayments, withdrawals and surrenders. Monthly deductions and scheduled transactions made under the dollar cost averaging, portfolio rebalancing and first year transfer services are reported on your quarterly Policy statement.

• a quarterly Policy statement. The statement will tell you the Accumulated Value of your Policy by Investment Options, Cash Surrender Value, the amount of the Death Benefit, the Policy’s Face Amount, and any Policy Debt. It will also include a summary of all transactions that have taken place since the last quarterly statement, as well as any other information required by law.

• supplemental schedules of benefits and planned periodic premiums. We will send these to you if you change your Policy’s Face Amount or change any of the Policy’s other benefits.

• financial statements, at least annually or as required by law, of the Separate Account and Pacific Select Fund, that include a listing of securities for each portfolio of the Pacific Select Fund. We will also send you financial statements that we receive from the other Funds.

If you identify an error on a confirmation, quarterly or annual statement, you must notify us in writing as soon as possible to ensure proper accounting to your policy. We assume transactions are accurate unless you notify us in writing within 90 days from the date of the transaction confirmation on which the error occurred or if the transaction is first confirmed on the quarterly statement, within 90 days after the quarterly statement date. All transactions are deemed final and may not be changed after the applicable 90 day period. When you write us, include your name, policy number and description of the identified error.

Mail will be sent to you at the mailing address you have provided. If mail is returned to us as undeliverable multiple times, we will discontinue mailing to your last known address. We will, however, regularly attempt to locate your new mailing address, and will resume mailing your policy related materials to you upon confirmation of your new address. You can access documents online by visiting www.Pacificlife.com, or receive copies of documents from us upon request.

Prospectus and Fund Report Format Authorization

Subject to availability, you may request us to deliver prospectuses, statements, and other information (“Documents”) electronically. You may also elect to receive prospectus and Fund reports on CD-ROM, via US mail service. If you wish to receive Documents electronically or via CD-ROM, you authorize us to do so by indicating this preference on the application, via telephone, or by sending us a Written Request to receive such Documents electronically. We do not charge for this service.

For electronic delivery, you must provide us with a current and active e-mail address and have Internet access to use this service. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our Internet website. You may access and print all Documents provided through this service. As Documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the Document. You are responsible for any e-mail filters that may prevent you from receiving e-mail notifications and for notifying us promptly in the event that your e-mail address changes. You may revoke your consent for electronic delivery at any time,

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provided that we are properly notified, and we will then start providing you with a paper copy of all required Documents. We will provide you with paper copies at any time upon request. Such a request will not constitute revocation of your consent to receive required Documents electronically.

Telephone and Electronic Transactions

Unless you elect otherwise your signature on the application authorizes us to accept telephone and electronic instructions for the following transactions:

• transfers between Investment Options

• initiate the dollar cost averaging and portfolio rebalancing service

• change future premium allocation instructions

• initiate Policy loans.

If you do not authorize us to accept telephone or electronic instructions on your application, you can later instruct us to accept telephone or electronic instructions as long as you complete and file a Transaction Authorization Form with us.

Certain life insurance producers are able to give us instructions electronically if authorized by you. You may appoint your life insurance producer to give us instructions on your behalf by completing and filing a Transaction Authorization Form with us.

Here are some things you need to know about telephone and electronic transactions:

• If your Policy is jointly owned, all Joint Owners must sign the Transaction Authorization Form. We will take instructions from any Owner or anyone you appoint.

• We may use any reasonable method to confirm that your telephone or electronic instructions are genuine. For example, we may ask you to provide personal identification or we may record all or part of the telephone conversation. We may refuse any transaction request made by telephone or electronically.

We will send you a written confirmation of each telephone and electronic transaction.

Sometimes, you may not be able to make loans or transfers by telephone or electronically, for example, if our telephone lines or our website are busy because of unusual market activity or a significant economic or market change, or our telephone lines or the Internet are out of service during severe storms or other emergencies. In these cases, you can send your request to us in writing, or call us the next Business Day or when service has resumed.

When you authorize us to accept your telephone and electronic instructions, you agree that:

• we can accept and act upon instructions you or anyone you appoint give us over the telephone or electronically

• neither we, any of our affiliates, the Pacific Select Fund, or any director, trustee, officer, employee or agent of ours or theirs will be liable for any loss, damages, cost or expenses that result from transactions processed because of a request by telephone or submitted electronically that we believe to be genuine, as long as we have followed our own procedures

• you bear the risk of any loss that arises from your right to make loans or transfers over the telephone or electronically.

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Understanding Policy Expenses and Cash Flow (including fees and charges of Fund portfolios)

The chart to the right illustrates how cash normally flows through a Policy.

Under a flexible premium life insurance policy, you have the flexibility to choose the amount and frequency of your premium payments. You must, however, pay enough premiums to cover the ongoing cost of Policy benefits.

Investment earnings will increase your Policy’s Accumulated Value, while investment losses will decrease it. The premium payments you will be required to make to keep your Policy In Force will be influenced by the investment results of the Investment Options you choose.

The dark shaded boxes show the fees and expenses you pay directly or indirectly under your Policy.

In some states we will hold your Net Premium payments in the Fidelity VIP Money Market Variable Account until the Free Look Transfer Date. Please turn to POLICY BASICS – Your Free Look Right for details.

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POLICY BENEFITS

Your Policy provides three types of benefits:

1. Death Benefits, based on the Policy’s Total Face Amount

2. Cash Surrender benefits, based on the Policy’s Accumulated Value

3. Optional Riders and benefits

The Death Benefit

We will pay Death Benefit Proceeds to your Beneficiary after the Survivor dies while the Policy is still In Force. Your Beneficiary generally will not have to pay federal income tax on Death Benefit Proceeds.

Your Policy’s Death Benefit depends on three choices you must make:

• The Total Face Amount

• The Death Benefit Option

• The Death Benefit Qualification Test

The Policy’s Death Benefit is the higher of:

1. The Death Benefit calculated under the Death Benefit Option in effect; or

2. The Minimum Death Benefit according to the Death Benefit Qualification Test that applies to your Policy.

Certain Riders may impact the Policy’s Death Benefit, see Optional Riders and Benefits.

The Total Face Amount

The Face Amount of your Policy and any rider providing Coverage on the Insured is used to determine the Death Benefit as well as certain Policy charges, including the cost of insurance, Coverage charge and surrender charges.

Your Policy’s Face Amount is made up of one or more of the following types of Coverage:

1. Basic Face Amount – the Face Amount under the Policy

2. Face Amount under SVER Term Insurance Rider- Last Survivor (SVER-LS)

3. Face Amount under the Annual Renewable Term Rider- Last Survivor (ARTR-LS)

Your Policy must have a Basic Face Amount. You may also select SVER-LS and ARTR-LS Coverage at Policy issue. These riders are described in Optional Riders and Benefits.

Each type of Face Amount you select creates a Coverage Layer. Your Policy’s initial amount of insurance Coverage, which you select in your application, is its initial Face Amount. The Policy’s Total Face Amount is the sum of the Face Amounts of all Coverage Layers. The Coverage Layers you select in your application are effective on the Policy Date. The minimum Total Face Amount at Policy issue is $100,000. You will find your Policy’s Total Face Amount, which includes any increases or decreases, in the Policy Specifications in your Policy.

If you request an increase in Face Amount, a new Coverage Layer will be created, with its own Coverage Layer Date and Policy charges.

Changing the Face Amount

You can increase or decrease your Policy’s Face Amount as long as we approve it. If you change the Face Amount, we will send you a supplemental schedule of benefits and premiums.

• You can change the Face Amount as long as the Insured is alive.

• You must send us your Written Request while your Policy is In Force.

• Unless you request otherwise, the change will become effective on the first Monthly Payment Date on or after we receive and approve your request.

• Both Insureds or, if only one person is still living, the Survivor will also need to agree to the change in Face Amount, if you are not the Insured.

• Changing the Total Face Amount can affect the Net Amount At Risk, which affects the cost of insurance charge. An increase in the Face Amount may increase the cost of insurance charge, while a decrease may decrease the charge.

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• If your Policy’s Death Benefit is equal to the Minimum Death Benefit, and the Net Amount At Risk is more than three times the Death Benefit on the Policy Date, we may reduce the Death Benefit by requiring you to make a withdrawal from your Policy. If we require you to make a withdrawal, the withdrawal may be taxable. Please turn to WITHDRAWALS, SURRENDERS AND LOANS for information about making withdrawals.

• We can refuse your request to make the Face Amount less than $10,000.00. We may waive this minimum amount in certain situations, such as group or sponsored arrangements.

Requesting an Increase in Face Amount

You may request an increase in the Face Amount under the Policy, SVER-LS rider, or ARTR-LS rider. Each increase will create a new Coverage Layer.

Here are some additional things you should know about increasing the Face Amount under the Policy:

• Both Insureds must be alive and Age 90 or younger at the time of the increase.

• You must give us satisfactory evidence of insurability for both Insureds.

• Each increase you make to the Face Amount must be $10,000 or more.

• We may charge you a fee of up to $200 for each increase. We deduct the fee on the day the increase is effective from all of your Investment Options in proportion to the Accumulated Value you have in each Investment Option.

• Each increase in Face Amount will have an associated cost of insurance rate, may have a coverage charge and may have a surrender charge.

• We reserve the right to limit Face Amount increases to one per Policy Year.

Scheduled Increases in Face Amount

There may be scheduled increases in ARTR-LS Rider Coverage Face Amount, under the VIR-LS riders. All Scheduled Increases will be shown in the Policy Specifications. Each such increase is referred to as a Scheduled Increase. Scheduled Increases will not require medical underwriting.

A Scheduled Increase in ARTR-LS Rider Coverage will increase the Face Amount of the existing Coverage Layer.

There is a Cost of Insurance Charge associated with each such Scheduled Increase that has gone into effect and continues to be in effect. Such Cost of Insurance Charge is part of the Monthly Deduction for the Policy and is calculated the same as that for other Coverage Layers, subject to maximum Cost of Insurance Rates that are the same as those applicable to the initial Coverage Layer. The monthly Cost of Insurance Rates are shown in the Policy Specifications.

There are no Surrender Charges or Coverage Charges associated with any Scheduled Increases of ARTR-LS coverage.

Other Increases in Face Amount

The Policy’s Face Amount may increase under the Policy, the SVER Rider or the ART Rider when you request a change in Death Benefit Option. In this case, we will increase the Face Amount of the most recently issued Coverage Layer. If there are Basic and Rider Coverage Layers with the same Coverage Layer Date, we will increase the Rider Face Amount first.

Requesting a Decrease in Total Face Amount

You may request a decrease in the Policy’s Total Face Amount. A decrease in the Total Face Amount is subject to the following limits:

• We do not allow decreases during the first Policy Year

• You may only request one decrease per Policy Year

• The Policy’s Face Amount must be at least $10,000 following a decrease. We can refuse your request if the change in Face Amount would mean that your Policy no longer qualifies as Life Insurance under the Code

• Unless you have told us otherwise in writing, any request for a decrease will not take effect if the Policy would be classified as a Modified Endowment Contract under the Code.

Decreasing the Total Face Amount may affect your Policy’s tax status. To ensure your Policy continues to qualify as life insurance, we might be required:

• to return part of your premium payments to you if you have chosen the Guideline Premium Test, or

• make distributions from the Accumulated Value, which may be taxable. For more information, please see VARIABLE LIFE INSURANCE AND YOUR TAXES.

We can refuse your request if the amount of any distributions would exceed the Net Cash Surrender Value under the Policy.

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Processing of Decreases

Decreasing the Total Face Amount, whether as a result of your request or as a result of a withdrawal or change in Death Benefit Option, will reduce the Face Amount of the Coverage Layers.

We will apply any decrease in the Face Amount to eligible Coverage Layers to the most recent eligible increases you made to the Face Amount first and then to the Initial Face Amount.

If more than one Coverage Layer has the same Coverage Layer Date, we will first reduce the Face Amount of any ARTR-LS Coverage Layer first, then any SVER-LS Coverage Layer, and then the Basic Face Amount of any Policy Coverage Layer.

Death Benefit Options

The Policy offers three Death Benefit Options, Options A, B, and C. The Death Benefit Option you choose will generally depend on which is more important to you: a larger Death Benefit or building the Accumulated Value of your Policy.

Here are some things you need to know about the Death Benefit:

• You choose your Death Benefit Option and Death Benefit Qualification Test on your Policy application

• If you do not choose a Death Benefit Option, we will assume you have chosen Option A

• The Death Benefit will never be lower than the Total Face Amount of your Policy if you have chosen Option A or B

• You may change your Death Benefit Option subject to certain Limits.

The Death Benefit Options are:

Option A – the Total Face Amount of your Policy.	Option B – the Total Face Amount of your Policy plus its Accumulated Value.	Option C – the Total Face Amount of your Policy plus the total premiums you have paid minus any withdrawals or distributions made.

	The Death Benefit changes as your Policy’s Accumulated Value changes. The better your Investment Options perform, the larger the Death Benefit will be.	The more premiums you pay and the less you withdraw, the larger the Death Benefit will be.

The graphs are intended to show how the Death Benefit Options work and are not predictive of investment performance in your Policy.

Limits on Option C

The following limits apply to Option C:

• To elect Option C, the Insureds must be Age 80 or younger at the time the Policy is issued.

• The Death Benefit calculated under Option C will be limited to the Option C Death Benefit Limit shown in your Policy Specifications.

• Once the Policy is issued, the Option C Death Benefit Limit will not change, even if you increase or decrease the Face Amount of your Policy or any Rider.

• We will not approve any increase in Face Amount to the Policy or any Rider that would cause the Death Benefit to exceed the Option C Death Benefit Limit.

Changing Your Death Benefit Option

You can change your Death Benefit Option while your Policy is In Force, subject to the following:

• You can change the Death Benefit Option once in any Policy Year.

• You must send us your Written Request.

• You can change from any Death Benefit Option to Option A or Option B.

• You cannot change from any Death Benefit Option to Option C.

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• The change will become effective on the first Monthly Payment Date after we receive your request. If we receive your request on a Monthly Payment Date, we will process it that day.

• We will not let you change the Death Benefit Option if doing so means the Face Amount of your Policy will become less than $10,000.

• Changing the Death Benefit Option can also affect the monthly cost of insurance charge since this charge varies with the Net Amount At Risk.

• The new Death Benefit Option will be used in all future calculations.

• We will not change your Death Benefit Option if it means your Policy will be treated as a Modified Endowment Contract, unless you have told us in writing that this would be acceptable to you. Modified Endowment Contracts are discussed in VARIABLE LIFE INSURANCE AND YOUR TAXES.

Changing your Death Benefit Option will increase or decrease your Total Face Amount under the Policy. The Total Face Amount of your Policy will change by the amount needed to make the Death Benefit under the new Death Benefit Option equal the Death Benefit under the old Death Benefit Option just before the change.

If the change is an increase in the Total Face Amount, we will increase the Face Amount of the most recently issued Coverage Layer. If the change is a decrease in the Total Face Amount, we will process the decrease as described in POLICY BENEFITS – Changing the Face Amount – Processing of Decreases.

Death Benefit Qualification Test

In order for your Policy to be qualified as Life Insurance under the Code, it must qualify under one of two Tests, the Cash Value Accumulation Test (CVAT) or the Guideline Premium Test (GPT).

You choose one of these Death Benefit Qualification Tests on your application. Your Death Benefit Qualification Test determines the following:

• Premium limitations

• amount of Minimum Death Benefit

Each test determines what the Minimum Death Benefit should be in relation to your Policy’s Accumulated Value. The Death Benefit determined under either test will be at least equal to the amount required for the Policy to qualify as life insurance under the Tax Code.

Comparing the Death Benefit Qualification Tests

The table below shows a general comparison of how features of your Policy may be affected by your choice of Death Benefit Qualification Test. When choosing between the tests, you should consider:

	Cash Value Accumulation Test	Guideline Premium Test
Premium payments[1]	Allows flexibility to pay more premium	Premium payments are limited under the Tax Code
Death Benefit	Generally higher as Policy duration increases	May be higher in early years of Policy
Monthly cost of insurance charges	May be higher, if the Death Benefit is higher	May be lower, except perhaps in early years of Policy
Face Amount decreases	Will not require return of premium or distribution of Accumulated Value	May require return of premium or distribution of Accumulated Value to continue Policy as life insurance

1  If you want to pay a premium that increases the Net Amount At Risk, you will need to provide us with satisfactory evidence of insurability before we can increase the Death Benefit. In this event, your cost of insurance charges will also increase. Cost of insurance charges are based, among other things, upon your Policy’s Net Amount At Risk. See YOUR POLICY’S ACCUMULATED VALUE for more information on how cost of insurance charges are calculated.

Examples of Death Benefit Calculations

The tables below compare the Death Benefits provided by the Policy’s available Death Benefit Options. The examples are intended only to show differences in Death Benefits and Net Amounts at Risk. Accumulated Value assumptions may not be realistic.

These examples show that each Death Benefit Option provides a different level of protection. Keep in mind that cost of insurance charges, which affect your Policy’s Accumulated Value, increase over time. The cost of insurance is charged at a rate based on the Net Amount At Risk. As the Net Amount At Risk increases, your cost of insurance increases. Accumulated Value also varies depending on the performance of the Investment Options in your Policy.

The example below assumes the following:

•  the Insureds are a male non-smoker Age 56 and a female non-smoker Age 53 at the time the Policy was issued, and where the Survivor passes away at the beginning of the 19th Policy Year

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• Face Amount is $1,000,000

•  Accumulated Value at the date of death is $600,000

• total premium paid into the Policy is $300,000

• the Minimum Death Benefit under the Guideline Premium Test is $610,500 (assuming a Guideline Premium Test factor of 111% × Accumulated Value)

• the Minimum Death Benefit under the Cash Value Accumulation Test is $1,061,249 (assuming a Net Single Premium factor of 1.76874869 of the Accumulated Value).

		If you select the Guideline Premium Test, the Death Benefit is the larger of these two amounts
Death Benefit Option	How it’s calculated	Death Benefit under the Death Benefit Option	Minimum Death Benefit	Net Amount At Risk used for cost of insurance charge
Option A	Total Face Amount	$1,000,000	$666,000	$398,351
Option B	Total Face Amount plus Accumulated Value	$1,600,000	$666,000	$997,362
Option C	Total Face Amount plus premiums less distributions	$1,300,000	$666,000	$697,856

		If you select the Cash Value Accumulation Test, the Death Benefit is the larger of these two amounts
Death Benefit Option	How it’s calculated	Death Benefit under the Death Benefit Option	Minimum Death Benefit	Net Amount At Risk used for cost of insurance charge
Option A	Total Face Amount	$1,000,000	$1,061,249	$459,499
Option B	Total Face Amount plus Accumulated Value	$1,600,000	$1,061,249	$997,362
Option C	Total Face Amount plus premiums less distributions	$1,300,000	$1,061,249	$697,856

If the Death Benefit equals the Minimum Death Benefit, any increase in Accumulated Value will cause an automatic increase in the Death Benefit.

Here’s the same example, but with an Accumulated Value of $1,400,000. Because Accumulated Value has increased, the Minimum Death Benefit is now:

• $1,554,000 for the Guideline Premium Test

• $2,476,248 for the Cash Value Accumulation Test.

		If you select the Guideline Premium Test, the Death Benefit is the larger of these two amounts
Death Benefit Option	How it’s calculated	Death Benefit under the Death Benefit Option	Minimum Death Benefit	Net Amount At Risk used for cost of insurance charge
Option A	Total Face Amount	$1,000,000	$1,554,000	$151,438
Option B	Total Face Amount plus Accumulated Value	$2,400,000	$1,554,000	$996,043
Option C	Total Face Amount plus premiums less distributions	$1,300,000	$1,554,000	$151,438

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		If you select the Cash Value Accumulation Test, the Death Benefit is the larger of these two amounts
Death Benefit Option	How it’s calculated	Death Benefit under the Death Benefit Option	Minimum Death Benefit	Net Amount At Risk used for cost of insurance charge
Option A	Total Face Amount	$1,000,000	$2,476,248.17	$1,072,165
Option B	Total Face Amount plus Accumulated Value	$2,400,000	$2,476,248.17	$1,072,165
Option C	Total Face Amount plus premiums less distributions	$1,300,000	$2,476,248.17	$1,072,165

When We Pay the Death Benefit

We calculate the amount of the Death Benefit Proceeds as of the end of the day the Survivor dies. If that person dies on a day that is not a Business Day, we calculate the Death Benefit Proceeds as of the next Business Day.

Your Policy’s Beneficiary must send us proof that both Insureds died while the Policy was In Force, along with payment instructions. If both Insureds die at the same time, or if it is not clear who died first, we will assume the older Insured died first.

Death Benefit Proceeds equal the total of the Death Benefits provided by your Policy and any Riders you have added, minus any Policy Debt, minus any overdue charges. We will pay the Death Benefit Proceeds within 2 months after we receive proof that both Insureds died while the Policy was In Force.

It is important that we have a current address for your Beneficiary so that we can pay Death Benefit Proceeds promptly. If we cannot pay the Death Benefit Proceeds to your Beneficiary within five years of the death of the Insured, we will be required to pay them to the state.

Optional Riders and Benefits

There are optional Riders that provide extra benefits, some at additional cost. Not all Riders are available in every state, and some Riders may only be added when you apply for your Policy. Ask your life insurance producer for more information about the Riders available with the Policy, or about other kinds of life insurance policies offered.

Investment Allocation Requirements

At initial purchase and during the entire time that you own certain optional benefit Riders, you must allocate your entire Accumulated Value to the Investment Options we make available for these Riders. You must allocate 100% of your Accumulated Value among the allowable Investment Options.

Allowable Investment Options
American Funds Asset Allocation	Portfolio Optimization Moderate-Conservative
BlackRock Global Allocation V.I. Fund	Portfolio Optimization Moderate
GE Investments Total Return Fund	Portfolio Optimization Growth

Pacific Dynamix-Conservative Growth	PIMCO Global Multi-Asset Managed Allocaiton Portfolio

Pacific Dynamix-Moderate Growth	Fixed Account
Pacific Dynamix-Growth	Fixed LT Account
Portfolio Optimization Conservative	Indexed Fixed Account[1]

1 Only available for the Flexible Duration No-Lapse Guarantee Rider.

By adding certain optional benefit Riders to your Policy, you agree to the above referenced investment allocation requirements for the entire period that you own a Rider. These requirements may limit the number of Investment Options that are otherwise available to you under your Policy. We reserve the right to add, remove or change allowable Investment Options at any time. We may make such a change due to a fund reorganization, fund substitution, to help protect our ability to provide the guarantees under these Riders, or otherwise. If such a change is required, we will provide you with reasonable notice (generally 90 calendar days unless we are required to give less notice) prior to the effective date of such change to allow you to reallocate your Accumulated Value to maintain your Rider benefits. If you do not reallocate your Accumulated Value your Rider will terminate.

Asset allocation does not guarantee future results, ensure a profit, or protect against losses. The investment allocation requirements may reduce overall volatility in investment performance, may reduce investment returns, and may reduce the likelihood that we will

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be required to make payments under the optional benefit Riders. The reduction in volatility permits us to more effectively provide the guarantees under the Policy. Certain of the asset allocation portfolios that are allowable Investment Options, including the Pacific Select Fund asset allocation portfolios, may use futures and options to reduce the portfolios’ equity exposure during periods when market indicators suggest high market volatility. This strategy is designed to reduce the risk of market losses from investing in equity securities. However, this strategy may result in periods of underperformance, including periods when specified benchmark indexes are appreciating but market volatility is high. As a result, your Accumulated Value may increase less than it would have without these defensive actions.

Some broker/dealers may limit their clients from purchasing some optional benefits based on the client’s age or other factors. You should work with your life insurance producer to decide whether an optional benefit is appropriate for you.

Certain restrictions may apply and are described in the Rider or benefit. We will add any Rider charges to the monthly charge we deduct from your Policy’s Accumulated Value.

There are two types of riders available under the Policy

• Riders providing Face Amount on the Insureds

• Riders that provide additional benefits

Riders that provide Face Amount Coverage on the Insureds (terms for these Riders are described below):

Annual Renewable Term Rider-Last Survivor (ARTR-LS)

Provides annual renewal term insurance on both Insureds.

Estate Preservation Rider

This Rider provides a Death Benefit equal to the Face Amount of this Rider in the event that both Insureds under the Policy die during the first four policy years.

SVER Term Insurance Rider-Last Survivor (SVER-LS)

Provides term insurance on the Insureds in combination with the Face Amount of the Policy.

Varying Increase Rider-Last Survivor (VIR-LS)

Provides for Scheduled Increases in Face Amount on the Insureds life as long as the Policy is In Force and this Rider has not terminated.

Flexible Duration No-Lapse Guarantee Rider (FDNLG)

Guarantees that the Policy and any optional benefits you have selected will remain In Force for a period you have selected even if the Policy’s Net Accumulated Value is not enough to cover the Monthly Deductions due.

Short-Term No-Lapse Guarantee

Protects the Policy from lapsing for a period of time due to poor Policy performance.

Riders that provide additional Coverage to you or your family:

Annual Renewable Term Rider-Individual (ARTR-I)

Provides level or varying term insurance on either or both Insureds.

Conversion Rider

Allows you to convert certain Eligible Coverages into a new Policy.

Enhanced Policy Split Option Rider

Available to married couples, it splits the Policy into two policies without evidence of insurability.

Policy Split Option Rider

Splits the Policy into two individual policies with evidence of insurability.

Premier Living Benefits Rider-Last Survivor

Provides the Policy Owner with prepayment of a portion of the Death Benefit (the “Chronic Illness Benefit” or “Benefit”) when we receive written proof that the Eligible Survivor has been certified as a Chronically Ill Individual and has met the terms and conditions described in the Rider.

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Terminal Illness Rider-Last Survivor

Provides the Policy Owner with prepayment of a portion of the Death Benefit (the “Terminal Illness Benefit” or “Benefit”) when we receive written proof that the Survivor has been certified by a Licensed Physician as having a medical condition that is reasonably expected to result in a life expectancy of 12 months or less.

More detailed information about the Enhanced Policy Split Option Rider and Policy Split Option Rider appears in the SAI. To obtain a copy of the SAI, visit our website at www.Pacificlife.com. Samples of the provisions for the extra optional benefits are available from us upon Written Request.

• Annual Renewable Term Rider — Individual (ARTR-I)

Provides term insurance on either Insured or individually on both Insureds and is renewable annually until the Policy terminates. The Death Benefit is payable at the death of the Insured covered by the Rider. The Rider is available for Insureds Age 18 through 90 at the time of Rider issue. You may purchase the Rider at Policy issue, subject to satisfactory evidence of insurability. The amount of coverage can be level or vary every year and may follow any pattern, subject to underwriting approval, to match your need for insurance. Annual increases are scheduled at issue. You may also request unscheduled increases or decreases in Face Amount of the Rider, subject to certain limitations.

The guaranteed monthly cost of insurance rate will be shown in your Policy Specifications. Our current cost of insurance rates may be lower than the guaranteed rates.

You may request increases or decreases in Face Amount of the Rider. Each increase will be subject to satisfactory evidence of insurability and will have associated cost of insurance based on the Age and Risk Class of the Insured under this Rider on the effective date of the increase. Unless you request otherwise, the increase will become effective on the first Monthly Payment Date on or following the date we receive and approve your request. We may deduct an administrative charge not to exceed $100 from your Policy’s Accumulated Value on the effective date of any unscheduled increase. You must send a Written Request if you wish to decrease the Face Amount of this Rider. Decreases will be effective on the first Monthly Payment Date on or following the date the Written Request is received at our Life Insurance Operations Center. Decreases will first be applied against the most recent increase, if any, and then against successively earlier increases, if any, and finally against the original ARTR-I Face Amount.

The Rider will terminate on the earliest of your Written Request, or on lapse or termination of this Policy. In addition, coverage under this Rider on any individual Insured will terminate on the earlier of the death of that individual Insured, or the date that individual Insured reaches Age 121.

• Annual Renewable Term Rider — Last Survivor (ARTR-LS)

Provides term insurance on the Insureds and is renewable annually until the Policy terminates. The Rider is available for Insureds Age 18 through 90 at the time of Rider issue. The amount of coverage can be level or vary every year and may follow any pattern, subject to underwriting approval, to match your need for insurance. Annual increases are scheduled at issue. You may also request unscheduled increases or decreases in Face Amount of the Rider, subject to certain limitations.

The Rider is payable on the death of the Survivor, and modifies the Death Benefit of the Policy to include the Face Amount of the Rider, so that the Death Benefit equals the greater of the Death Benefit as calculated under 1) the Death Benefit Option you choose on the policy plus the Face Amount of the Rider, or 2) the Minimum Death Benefit under the Death Benefit Qualification Test you have chosen.

The guaranteed monthly cost of insurance rate and monthly coverage charge will be shown in your Policy Specifications. Our current cost of insurance rates may be lower than the guaranteed rates.

You may request increases or decreases in Face Amount of the Rider. Each increase will be subject to satisfactory evidence of insurability and will have associated cost of insurance rates. Unless you request otherwise, the increase will become effective on the first Monthly Payment Date on or following the date we receive and approve your request. We may deduct an administrative charge not to exceed $200 from your Policy’s Accumulated Value on the effective date of any unscheduled increase. Decreases will be effective on the first Monthly Payment Date on or following the date the Written Request is received at our Life Insurance Operations Center. Decreases will first be applied against the most recent increase, if any, and then against successively earlier increases, if any, and finally against the original ARTR-LS Face Amount.

The Rider will terminate on the earliest of your Written Request, or on lapse or termination of this Policy, or upon the Survivor’s death.

• SVER Term Insurance Rider-Last Survivor (SVER-LS)

Provides additional Death Benefit protection on the Insureds in combination with the Face Amount of the Policy and may also provide higher early cash value. The Rider may be purchased at Policy issue, subject to evidence of insurability. The Rider is available for Insureds Age 18 through 90 at the time of Rider issue. You may request unscheduled increases or decreases in Face Amount of the Rider, subject to certain limitations. The Rider is payable on the death of the Survivor.

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The guaranteed monthly cost of insurance rate and monthly coverage charge will be shown in your Policy Specifications. Our current charges may be lower than our guaranteed charges.

You may request increases or decreases in Face Amount of the Rider. Each increase will be subject to satisfactory evidence of insurability and will have associated cost of insurance rates. Unless you request otherwise, the increase will become effective on the first Monthly Payment Date on or following the date we receive and approve your request. We may deduct an administrative charge not to exceed $200 from your Policy’s Accumulated Value on the effective date of any unscheduled increase. Decreases will be effective on the first Monthly Payment Date on or following the date the Written Request is received at our Life Insurance Operations Center. Decreases will first be applied against the most recent increase, if any, and then against successively earlier increases, if any, and finally against the original SVER-LS Face Amount.

The Rider will terminate on the earliest of your Written Request, or on lapse or termination of this Policy, or upon the Survivor’s Death.

• Varying Increase Rider- Last Survivor (VIR-LS)

Policies issued with the ARTR-LS Rider may also be issued with a Varying Increase Rider – Last Survivor. The VIR-LS Rider provides for Scheduled Increases in ARTR- LS Rider coverage without medical underwriting. Each increase in the VIR-LS Rider is referred to as a Scheduled Increase, and is scheduled for a particular Policy Anniversary, as shown in the Policy Specifications. The Face Amount contributes to the Total Face Amount, and consequently to the Death Benefit, of the Policy. There is no charge for this Rider on a current or guaranteed basis. However, you will incur charges for the ARTR- LS Rider, which you must select in order to select the VIR-LS Rider.

Each Scheduled Increase is an increase to last survivor term insurance coverage on the Insureds provided by the ARTR- LS Rider. When any such ARTR- LS Rider Coverage goes into effect, it will become a part of, and be administered according to, the ARTR- LS Rider to which Scheduled Increase applies.

The Rider is available subject to the following:

• You must select the ARTR- LS Rider.

• The maximum Scheduled Increase at attained ages 18-79 is 20% of the Total Face Amount before the increase.

• The maximum Scheduled Increase at attained ages 80-94 is 5% of the Total Face Amount before the increase.

• Increases will not be scheduled beyond attained age 94.

• Each increase is an increase to the Coverage Layer at issue, and does not create a new Coverage Layer.

• The guaranteed cost of insurance rates and coverage charges are provided on the Policy Specifications at issue.

• The cost of insurance charges will increase due to the increase in the Policy’s Net Amount At Risk.

You may request an increase or reduction in Scheduled Increases by providing a written request. Any increase in Scheduled Increases may be subject to evidence of insurability and is subject to our approval. If you reject a Scheduled Increase that has been approved, all future Scheduled Increases may be forfeited. For any change in Scheduled Increases, we will send you a Supplemental Schedule of Coverage to reflect the change.

This Rider is effective on the Policy Date unless otherwise stated. It will terminate on the earlier of:

• Your written request

• The date the Policy ceases to be In Force

• The date Coverage under the ARTR- LS Rider terminates.

If the Policy is reinstated, any Scheduled Increases that would have occurred during the time the Policy was lapsed will be forfeited. Scheduled Increases that are scheduled to occur after reinstatement will be handled as if the Policy had never lapsed.

• Flexible Duration No-Lapse Guarantee Rider (FDNLG)

Guarantees that the Policy and any optional benefits you have selected will remain In Force for a period you have selected even if the Policy’s Net Accumulated Value is not enough to cover the Monthly Deductions due. The Net Accumulated Value equals the Accumulated Value less any Policy Debt. As long as the No-Lapse Guarantee is in effect, the Policy will not enter the Grace Period.

If you elect the FDNLG Rider, it will be in effect when we issue the Policy. The Rider cannot be added after the Policy Issue Date.

You are eligible to elect the Rider if:

• the younger Insured must be less than or equal to age 80 at Policy issue.

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• you allocate your Policy’s Accumulated Value to the Fixed Account, the Fixed LT Account, the Indexed Options and/or one or more of the allowable Investment Options. The allowable Investment Options are evaluated periodically and are subject to change. Following a change, you may be required to reallocated your Policy’s Accumulated Value to an allowable Investment Option in order to maintain the Rider. If you allocate to any Investment Option that is not an allowable Investment Option, the Rider will terminate and will provide no further benefit. You may contact us at any time for information on the Allowable Investment Options. See Investment Allocation Requirements – the Allowable Investment Options.

Rider Terms:

Net Basic Premium –equals the Basic Premium reduced by applicable fees and charges.

Basic Fund –receives Net Basic Premium, less any withdrawals or accelerated death benefit payments.

Excess Fund –receives Net Excess Premium, less any withdrawals or accelerated death benefit payments.

Excess Premium –equals the portion of each Premium Payment received in a Policy year in excess of the Basic Premium.

Excess Premium Load-an amount equal to the Excess Premium multiplied by the Excess Premium Load rate shown in the Rider specifications.

No-Lapse Premium Load-an amount equal to the Premium Payment multiplied by the No-Lapse Premium Load rate shown in the Rider Specifications.

No Lapse Guarantee Value

The duration of the guarantee under the FDNLG rider can cover the lifetime of both Insureds. The duration of the FDNLG Rider is determined by the No Lapse Guarantee Value. The guarantee is in effect as long as the Net No-Lapse Guarantee Value (No Lapse Guarantee Value less any Policy Debt) is greater than zero.

The No-Lapse Guarantee Value is equal to the sum of the Basic Fund, the Excess Fund and the No-Lapse Guarantee Loan Account Value. The Basic Fund contains the Net Basic Premium and is credited with an Accumulation Amount based upon a 3% annual rate. The Excess Fund contains the Net Excess Premium and is credited with an Accumulation Amount based upon a 2% annual rate. The No-Lapse Guarantee Loan Account Value is equal to the Loan Account Value on your Policy.

Note: The No-Lapse Guarantee Value is tracked only for the purpose of determining if the No Lapse Guarantee is in effect. The values, including any Accumulation Amounts added to the No-Lapse Guarantee Value, is not added to the Policy’s Cash Value, and as such cannot be withdrawn or loaned against. Further, in the case of policies under Death Benefit Option B or those policies subject to the Minimum Death Benefit, the No Lapse Guarantee Value is not used in the determination of the Death Benefit under the policy.

The Basic and Excess Fund are an accumulation of policy premiums, withdrawals, and loans. While the Basic Fund may become negative, the Excess Fund will never be less than zero. Both the Basic Fund and the Excess Fund are increased and reduced as described below.

1. Net Basic Premiums are added to the Basic Fund; Net Excess Premiums are added to the Excess Fund

2. No Lapse Deductions reduce the Excess Fund, and then the Basic Fund

3. Accumulation Amounts are added to the Basic Fund and Excess Fund.

4. Any withdrawal of policy Accumulated Value will reduce the Excess Fund and then the Basic Fund, including any policy fees.

5. Policy Loans will reduce the Excess Fund and then the Basic Fund.

6. Any Reinvestment Risk Amounts are added to the Basic Fund.

Net Premium is allocated to the Basic Fund and Excess Fund as follows:

• Net Basic Premium is the higher of the premium up to the Annual Premium Threshold for the Policy Year, as described in the Rider Specifications, or the amount needed to bring any negative Basic Fund back to zero. This amount is reduced by the No-Lapse Premium Load and added to the Basic Fund.

• Net Excess Premium is any premium in excess of the Basic Premium. Excess Premium is reduced by the No-Lapse Premium Load and the Excess Premium Load and added to the Excess Fund.

Example #1:

Assumptions:

• Annual Premium Threshold for the current year is $10,000

• Premium Received is $15,000

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• Basic fund is positive

• No Lapse Premium Load is 15%

• Excess Premium Load is 10%

The Net Basic Premium and Net Excess Premium are calculated as follows.

• Basic Premium is $10,000 (lesser of $10,000 and $15,000). Net Basic Premium of $8,500 [$10,000 × (1-15%)] will be added to the Basic Fund.

• Excess Premium is $5,000. Net Excess Premium of $3,750 [$5,000 × (1 – 15% - 10%)] will be added to the Excess Fund

Example #2:

Assumptions:

• Annual Premium Threshold for the current year is $10,000

• Premium Received is $15,000

• Basic Fund is -$11,050.

• No Lapse Premium Load is 15%

• Excess Premium Load is 10%

The Net Basic Premium and Net Excess Premium are calculated as follows.

• Basic Premium is $13,000. The Net Basic Premium is $11,050 [$13,000 × (1-15%)], which, when added to the Basic Fund, brings the Basic Fund to zero.

• Excess Premium is $2,000. Net Excess Premium of $1,500 [$2,000 × (1 – 15% - 10%)] will be added to the Excess Fund

The No-Lapse Deduction is an amount that is deducted first from the Excess Fund until the Excess Fund is reduced to zero and then from the Basic Fund. The No-Lapse Monthly Deduction is the greater of the No-Lapse Monthly Charge Deduction or the Alternative No-Lapse Monthly Deduction, as described below.

The No-Lapse Monthly Charge Deduction is described in the Rider Specifications and includes the following:

•  The No-Lapse Coverage Charge

• The No-Lapse Administrative Charge

• Optional Benefit Charges, if any

• Transactional policy fees and charges, if any

• The No-Lapse Cost of Insurance Charge.

The Alternative No-Lapse Monthly Deduction is also described in the Rider Specifications and includes:

• Optional Benefit Charges, if any

• Transactional policy fees and charges, if any

• The Alternative No-Lapse Cost of Insurance Charge.

Example:

Assumptions:

• Basic Fund before No-Lapse Deduction is $9,000

• Excess Fund is $3,500

• No-Lapse Monthly Charge Deduction is $3,000

• Alternative No-Lapse Monthly Deduction is $4,000.

Then the Basic and Excess Funds are reduced as follows:

• The No-Lapse Deduction is $4,000 (the greater of $3,000 and $4,000)

• Excess Fund will be reduced to $0

• Basic Fund to $8,500.

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The No-Lapse Accumulation Amount is an amount that is added to the Basic Fund and the Excess Fund as follows.

• The Basic Fund No-Lapse Accumulation Amount is added to the Basic Fund. It is equal to the Basic Fund following premium payments, No-Lapse Deduction, withdrawals, loans and other Policy distributions; multiplied by the No-Lapse Accumulation Factor as shown in the Rider Specifications. If your Basic Fund is negative, the accumulation will further reduce your Basic Fund. The No-Lapse Accumulation Factor is 0.002466, which is equivalent to an annual rate of 3%.

• The Excess Fund No-Lapse Accumulation Amount is added to the Excess Fund. It is equal to the Excess Fund following premium payments, No-Lapse Deduction, withdrawals, loans and other Policy distributions; multiplied by the Excess Accumulation Factor as shown in the Rider Specifications. The Excess Fund Accumulation Factor is 0.0016518, which is equivalent to an annual rate of 2%

Example:

Assumptions:

• Basic Fund is $8,500, after premiums and no-lapse deductions.

• Excess Fund is $2,500, after premiums and no-lapse deductions

• No Lapse Accumulation Factor is 0.002466

• Excess Fund Accumulation is 0.0016518

Then the Basic and Excess Funds after the Accumulation Amounts are added are:

• Basic Fund Accumulation Amount is $20.96, and the Basic Fund is $8,520.96

• Excess Fund Accumulation Amount is $4.13, and the Excess Fund is $2,504.13.

Example:

Assumptions:

• Basic Fund is $5,000, after premiums and no-lapse deductions.

• Excess Fund is $0, after premiums and no-lapse deductions

• No Lapse Accumulation Factor is 0.002466

• Excess Fund Accumulation is 0.0016518

Then the Basic and Excess Funds after the Accumulation Amounts are added are:

• Basic Fund Accumulation Amount is -$12.33, and the Basic Fund is -$5,012.33.

• Excess Fund Accumulation Amount is $0, and the Excess Fund is $0.

Loans have an effect on the No Lapse Guarantee Value

• Any new loan, including any loan interest that is added to the loan on an anniversary, will be added to the No-Lapse Guarantee Loan Account Value and will reduce the Excess Fund and then the Basic Fund.

• Any loan repayment will be added to the Basic Fund only to the extent that the Basic Fund is negative. Otherwise, it will be added to the Excess Fund.

Important considerations

The growth of your No-Lapse Guarantee Value depends on a number of factors including, but not limited to, the amount of premium you pay, the timing of your premium payments and any Policy changes. Any modification you make to the originally planned timing of or amount of premium paid and any Policy changes will affect the duration of the No-Lapse Guarantee provided by the Rider. Before making any change to the Policy, please request and review a current illustration.

If your Net No-Lapse Guarantee Value is equal to or less than zero, the benefits under this rider will not be in effect. However, you can restore the no-lapse guarantee benefit by making a premium payment or a loan repayment in an amount sufficient to make your Net No-Lapse Guarantee Value positive.

Some examples of things you should consider:

1. If you defer a payment, you will not receive the Accumulation Amount associated with that premium in the Basic and Excess Fund. If such a deferral would cause your No Lapse Guarantee Value to be negative, you will have to make a sufficient payment to bring the Basic Fund to positive, including any negative Accumulation Amounts.

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2. If you defer payments and then try to “catch up” with a single large payment, that payment may be split into a Basic and Excess Premium based on the Annual Premium Threshold. Any premium allocated to the Excess Fund will have lower Accumulation Amounts associated with it.

3. If you take a policy loan, your Basic Fund may be reduced. A loan repayment may not recover the value deducted from the Basic Fund, but instead could be added to the Excess Fund.

4. Any withdrawal will reduce the Excess and Basic Fund. However, a subsequent premium payment to pay back the withdrawal will be affected both by the Annual Premium Threshold and to the Basic and Excess fund accumulation amounts, plus associated No-Lapse and Excess premium loads.

5. You have the ability to increase the duration of your FDNLG rider by paying higher premiums, subject to the Annual Premium Threshold.

Effect on Policy Values

There is a monthly charge for the FDNLG Rider. The charge is deducted from your Policy’s Accumulated Value as a Monthly Deduction. This charge does not reduce your No-Lapse Guarantee Value. The Rider Charge is shown in the Policy Specifications and equals the sum of:

• A monthly rate per dollar of Policy Net Amount at Risk (No-Lapse Monthly Charge Deduction)

• A monthly No-Lapse Guarantee Insurance Charge (Alternative No-Lapse Monthly Deduction).

Example:

Assumptions:

• Policy’s Accumulated Value is $20,000

• Policy’s Net Amount at Risk is $80,000

• The No-Lapse Monthly Charge Deduction is 0.0001

• The Alternative No-Lapse Monthly Deduction is $10

Then the Monthly Deduction associated with the FDNLG rider is $20 ($20,000 + $80,000 × 0.0001 + $10).

The Rider will terminate on the earliest of:

• Your Written Request;

• Policy Surrender;

• Allocation into any Investment Option that is not an allowable Investment Option;

• The end of the Maximum No-Lapse Guarantee Period, as shown in the Policy Specifications; or

• The date when the Net No-Lapse Guarantee Value and the Net Accumulated Value are both less than zero, so that the Policy will enter its Grace Period. At the end of the Grace Period the Policy will terminate and no further benefits will be provided by the Rider.

You cannot reinstate the Rider if it terminates, even if the Policy lapses and is later reinstated.

• Short-Term No-Lapse Guarantee Rider

This Rider guarantees that the Policy will continue in effect until the end of the No-Lapse Guarantee Period shown in the Policy Specifications if you pay a premium by the beginning of each Policy month at least equal to one twelfth of the No-Lapse Guarantee Premium, and if you have taken no Policy loans or withdrawals, and if there have been no changes (scheduled or unscheduled) in coverage under this Policy. The Policy will also stay in effect under this Rider with other premium payment patterns and with other coverage amounts so long as the Short-Term No-Lapse Guarantee Condition, as described below, is satisfied.

The No-Lapse Guarantee Period is the time during which we guarantee the Death Benefit will remain In Force if the Short-Term No-Lapse Guarantee is in effect. The No-Lapse Guarantee Period is shown in the Policy Specifications. The No-Lapse Guarantee Period begins on the Policy Date and does not re-start if coverage is added or increased.

The No-Lapse Guarantee Premium is an amount used during the No-Lapse Guarantee Period to determine the No-Lapse Credit (see next section), which in turn is used to determine if the Short-Term No-Lapse Guarantee is in effect. The No-Lapse Guarantee Premium is expressed as an annual amount. The No-Lapse Guarantee Premium in effect as of the Policy Date is shown in the Policy Specifications. The No-Lapse Guarantee Premium may change as described in the Changes in No-Lapse Guarantee Premium section below.

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The No-Lapse Credit is used to determine if the Short-Term No-Lapse Guarantee is in effect. It is calculated at the beginning of each Policy month during the No-Lapse Guarantee Period. The No-Lapse Credit as of the Policy Date, which is also the first Monthly Payment Date, is equal to the premium paid less one-twelfth of the No-Lapse Guarantee Premium. On any other Monthly Payment Date, the No-Lapse Credit is equal to:

• The No-Lapse Credit as of the prior Monthly Payment Date multiplied by (1+i), where:

– i = no greater than 1.00327374 if the No-Lapse Credit is negative; otherwise,

– i = 1.00000;

• Plus premiums received since the prior Monthly Payment Date;

• Less withdrawals taken since the prior Monthly Payment Date; and

• Less one-twelfth of the then current No-Lapse Guarantee Premium.

The Net Accumulated Value is the Policy Accumulated Value less Policy Debt.

Any increase in Face Amount, scheduled or not, or addition or increase in coverage will cause an increase in the No-Lapse Guarantee Premium. A decrease in Face Amount or in other coverage will not cause a decrease in the No-Lapse Guarantee Premium. If the No-Lapse Guarantee Premium changes as a result of such change, we will inform you of the amount of the changed No-Lapse Guarantee Premium.

For the Short-Term No-Lapse Guarantee to be in effect, the No-Lapse Credit less Policy Debt must be equal to or greater than zero.

If the Short-Term No-Lapse Guarantee has become ineffective because the above condition has not been satisfied, the Short-Term No-Lapse Guarantee may be brought back into effect by paying the Catch-Up Amount. The Catch-Up Amount is equal to the amount of premium necessary after deduction of the Premium Load so that the No-Lapse Credit less Policy Debt is equal to zero.

If the Short-Term No-Lapse Guarantee is in effect, and if your Policy would lapse in the absence of this Rider due to insufficient Net Accumulated Value (the Accumulated Value less Policy Debt), to cover the Monthly Deductions due, the Policy will not enter the grace period and will not lapse. Instead, the Policy will continue under the Short-Term No-Lapse Guarantee and it will stay In Force as long as you continue to meet the Short-Term No-Lapse Guarantee Condition.

If the Policy is continued under the Short-Term No-Lapse Guarantee, then the Policy has no Net Accumulated Value from which Monthly Deductions can be collected. Any such uncollected amounts are accumulated without interest and the result is called the Monthly Deductions Deficit. Any net premium received when the Policy is continued under the Short-Term No-Lapse Guarantee will first be used to reduce the Monthly Deductions Deficit. After the Monthly Deductions Deficit is reduced to zero, any excess will be applied to the Accumulated Value, as described in your Policy. If you want to keep your Policy In Force at the end of the Guarantee Period, you must make a payment sufficient to reduce the Monthly Deductions Deficit to zero. In such case, any excess will then be applied to the Accumulated Value, as described in your Policy.

If the Policy is continued under the Short-Term No-Lapse Guarantee, any attached Riders will continue or end according to their terms.

If the Policy has lapsed and you later wish to reinstate it, you will need to satisfy the reinstatement conditions described in the Policy. Upon Policy reinstatement we will bring forward any Catch-Up Amount and any Monthly Deductions Deficit, without interest. Any Catch-Up Amount existing at the time of lapse will need to be paid upon Policy reinstatement if you wish the Short-Term No Lapse Guarantee Benefit provided under this Rider to be in effect.

This Rider will end on the earliest of:

• Your Written Request;

• If you add any Rider that has charges;

• The date when the No-Lapse Credit and the Net Accumulated Value are both less than zero; or

• At the end of the Guarantee Period.

• Estate Preservation Rider

This Rider provides a Death Benefit equal to the Face Amount of this Rider in the event that both Insureds under the Policy die during the first four policy years. This Rider is available on any Policy, subject to any Rider charges shown in the Policy Specifications, where both Insureds are between Ages 18 and 75 and where neither Insured has a substandard Risk Class or is uninsurable. There is a monthly charge for this rider that will be shown on your Policy Specifications. Certain Policies issued with a rated Risk Class may also be eligible. Ask us or your life insurance producer for more information regarding eligibility for this Rider. If both Insureds die while the Rider is in effect, there is an additional death benefit paid equal to the Face Amount of the Estate Preservation Rider.

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The Face Amount of this Rider is separate from the Total Face Amount of the Policy, but is based on the Face Amount of the Basic Coverage and any optional ARTR-LS or SVER-LS. The Face Amount for the Estate Preservation Rider is shown in the Policy Specifications. The Face Amount of the Estate Preservation Rider cannot be increased.

This Rider is intended solely to provide a Death Benefit in the event that both Insureds under the Policy die during the first four Policy Years, and is not guaranteed to offset any estate or other tax liability. The Face Amount of this Rider does not contribute to the Total Face Amount of the Policy. The Face Amount of this Rider does not comprise a Coverage Layer under the Policy. There is a level monthly rider charge for this Rider until the rider terminates. This charge will be added to the Monthly Deduction under the policy.

This Rider will terminate on the earliest of

• your Written Request; or

• on lapse or termination of the Policy; or

• upon the end of Policy Year four; or

• upon the Survivor’s death.

• Conversion Rider

Allows you to convert certain Eligible Coverages into a new Policy, as shown in the Policy Specifications.

Rider Term:

Eligible Coverage- is Coverage under the Policy that qualifies for conversion, as shown in the Policy Specifications.

How the Rider Works:

You may request to have your new policy issued on any other permanent life insurance policy that we make available for conversions at the time of your conversion request. We will issue your new policy at the same Risk Class as this Policy. However, if you have increased your Policy’s Face Amount, resulting in your Policy having one or more Coverage Layers with Risk Classes that differ from the Risk Class for the Policy’s original Face Amount, the new policy will be issued at the Risk Class of the Policy’s most recent Coverage Layer.

If you exercise the Rider, we will not impose a Surrender Charge on this Policy and we will not require any Evidence of Insurability for the conversion. If you exercise the Rider, we will issue the new policy you selected and coverage under this Policy will terminate.

The Rider will terminate on the earliest of your Written Request, the death of the first Insured to die, or the date the Policy is no longer In Force.

• Premier Living Benefits Rider-Last Survivor

The Premier Living Benefits Rider-Last Survivor is a chronic illness Rider that provides protection from the financial impacts of becoming chronically ill by providing acceleration of a portion of the Death Benefit in the event that you become chronically ill.

There is no additional cost for the rider. However, if you choose to exercise the Rider, at the time we pay the Rider Benefit, we will reduce your Policy’s Death Benefit by an amount greater than the Benefit payment itself, as described in the Rider. Other Policy values, including but not limited to, Surrender Value, Accumulated Value and Face Amount will be reduced pro rata.

You may opt out of the Rider at any time after the Policy is issued. There is no charge for opting out of the Rider.

Rider Terms

Activities of Daily Living – include the following self-care functions:

• Bathing oneself

•  Continence

•  Dressing oneself

• Feeding oneself

• Getting oneself to and from the toilet

• Transferring oneself into or out of a bed, chair or wheelchair.

Annual Per Diem Limitation – the Per Diem Limitation declared by the Internal Revenue Service on the date the Chronic Illness Benefit Proceeds are effective, multiplied by the Maximum Per Diem Limit Percentage, then multiplied by 365.

Chronically Ill Individual – an Insured who has been certified in writing as:

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• Being permanently unable to perform at least two Activities of Daily Living without hands-on or standby assistance from another individual; or

• Requiring continual supervision by another person for protection from threats to the Insured’s health or safety as described in the Rider.

Eligible Survivor – An Eligible Insured covered under the Rider who is also the Survivor under the Policy.

Initial Eligible Amount – the lesser of the Maximum Lifetime Accelerated Death Benefit or the Death Benefit on the effective date of the initial request for the Benefit.

Licensed Health Care Practitioner – a physician licensed and residing in the United States. The Licensed Physician cannot be you or an immediate family member.

Maximum Lifetime Accelerated Death Benefit – the maximum amount of Death Benefit that you can accelerate under the Premier Living Benefits Rider-Last Survivor during the Insured’s lifetime, as shown in the Policy Specifications.

Eligibility Conditions

This Rider may be attached to only one policy per insured. If you or the additional Insured has existing Pacific Life Policies with a chronic illness rider, you may choose to either:

1. terminate the chronic illness rider on your existing policy, and obtain a new chronic illness rider with a newly-issued policy, if you qualify; or

2. maintain the chronic illness rider on your existing policy, and accept any applied for life insurance, if issued, without the chronic illness rider.

You should not terminate any existing Pacific Life chronic illness rider until the new application with a chronic illness rider has been approved by Pacific Life. If an insured’s chronic illness has generated benefits under any existing Pacific Life policy, that insured does not qualify for a new chronic illness rider. Please understand that chronic illness benefits may be higher or lower based upon the policy to which it is attached. Request sample illustrations from your life insurance producer to help determine the policy configuration is appropriate for you.

To receive the Rider Benefit, you must satisfy the following conditions:

• You must submit a Written Request while the Policy is In Force; we will provide you with a claim form within 15 days of your Written Request. Your completed claim form must contain proof that the Insured is a Chronically Ill Individual;

• Any assignee or any irrevocable Beneficiary under the Policy must provide written consent;

• The Chronically Ill Individual must be an Eligible Survivor under the Rider.

• The Chronically Ill Individual’s illness must not be the result of attempted suicide or intentionally self-inflicted injury.

• Your Policy will only be eligible for the Rider Benefit after the death of the first Insured and only if the survivor is an eligible Insured and meets the conditions described in the Rider. Eligible Insureds are stated in your Policy Specifications.

We will pay the Benefits immediately after we receive written certification from a Licensed Health Care Practitioner that the Eligible Survivor is a Chronically Ill Individual and meets the conditions described in the Rider. We reserve the right to obtain an additional opinion of the Eligible Survivor’s conditions at our expense. If this opinion differs from that of the Survivor’s Licensed Health Care Practitioner, eligibility for Benefits will be determined by a third Licensed Physician who is mutually acceptable to you and to us.

We pay the Benefits to the Eligible Survivor (or your designee) or to your estate while the Insured is still living, unless the Policy has been otherwise assigned.

The Rider at Exercise

You may request the Rider Benefits once per twelve-month period. Your Written Request should include:

• The Benefit amount requested; and

• Your selection of an annual payment or monthly payments. If your request does not specify a payment option, we will pay the Benefit as an annual payment.

If you elect to receive an annual payment, we will provide you with one lump-sum payment. Your request for an annual payment cannot be less than $5,000, and can never be greater than the Maximum Annual Benefit Amount. The Maximum Annual Benefit Amount is the lesser of:

• The Annual Per Diem Limitation; or

• The Reduction Factor times the Eligible Accelerated Annual Death Benefit. The Reduction Factor is equal to [a + b] ÷ c where

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(a) is 100% of the Policy’s Cash Surrender Value;

(b) is the Chronic Illness Risk Factor times the result of the Death Benefit minus the greater of zero or the Policy’s Accumulated Value; and

(c) is the Death Benefit.

The Eligible Accelerated Annual Death Benefit is the lesser of:

• 24% of the Initial Eligible Amount; or

• The excess of the Maximum Lifetime Accelerated Death Benefit over the Total Accelerated Death Benefit; or

• The Death Benefit.

The Chronic Illness Risk Factor is based on the Insured’s Age, gender and Risk Class, as well as the Accelerated Death Benefit Interest Rate and a mortality table for disabled lives we declare.

The Accelerated Death Benefit Interest Rate will not exceed the greater of:

• the current yield on the 90-day Treasury bill; or

• the maximum fixed annual rate of 8% in arrears or a variable rate determined in accordance with the National Association of Insurance Commissioners Policy Loan Interest Rate Model.

When you exercise the Rider, we will send you a statement demonstrating the effect of exercising the Rider on the Policy’s Accumulated Value, Death Benefit, Premium, Cost of Insurance Charges and Policy Loans.

At the time of each Benefit payment, we will:

• Verify that the Policy is not in the Grace Period. If it is in the Grace Period, we will reduce the Benefit payment by the amount needed to pay any Monthly Deduction required to keep the Policy In Force;

• Limit the Benefit to the Maximum Annual or Maximum Monthly Benefit Amount, as applicable;

• Calculate the amount payable upon request under this Rider (the “Chronic Illness Benefit Proceeds”);

• Reduce the Policy and Rider values as described in the Rider; and

• Send you an endorsement to the Policy, which will include a statement of the effect of the Benefit payment on the Policy’s Accumulated Value, Death Benefit, Premium, Cost of Insurance Charges and Policy Loans.

If your Policy has an accidental death rider, the accidental Death Benefit amount is not eligible for acceleration under this Rider.

Your Policy After Exercising the Rider

When you exercise the Rider and we make a Benefit payment, the following values will be reduced by an amount equal to the value below multiplied by the Acceleration Percentage:

• the Total Face Amount;

• the Accumulated Value;

• the Surrender Charge for each Coverage Layer;

• For Policies with Death Benefit Option C, the sum of the premiums less withdrawals; and

• For Policies with Death Benefit Option C, the Option C Death Benefit Limit.

The Acceleration Percentage equals (a ÷ b) where:

a = the Chronic Illness Benefit; and

b = the Reduction Factor multiplied by the Death Benefit on the date of each benefit payment.

The Policy’s Investment Options values are reduced on the date of each benefit payment by an amount equal to the Acceleration Percentage multiplied by the Investment Option values prior to the benefit payment. The reduction to the values in each of the Investment Options will be treated as an Account Deduction.

We will reduce your Policy Debt, Loan Account and Loan Account Value on the date of a Benefit payment by an amount equal to their respective values prior to the Benefit payment multiplied by the Acceleration Percentage.

Your Policy’s Cost of Insurance charges will be calculated according to the terms of the Policy, but will be based on the reduced Policy values following a Benefit payment.

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Your Policy’s Alternate Accumulated Value, if any, will be reduced by an amount equal to the Acceleration Percentage multiplied by the Alternate Accumulated Value prior to a Benefit payment.

Your Policy’s Cash Surrender Value and Net Cash Surrender Value following a Benefit payment will be calculated according to the terms of the Policy.

Other Effects on the Policy

After we make the initial Benefit payment under the Rider:

• You can change your Death Benefit Option, but only to Death Benefit Option A;

• We will not allow any requested increases in benefits under the Policy or any Riders; and

• We will discontinue the Automated Income Option or any other systematic distribution program in effect.

The Riders After Exercising the Premier Living Benefits Rider-Last Survivor

Generally, optional rider benefits under the Policy will remain In Force subject to their terms and conditions, unless otherwise stated. We will calculate charges for optional riders in accordance with the terms of each applicable rider. The charges may be affected by the reduction in benefits and policy values. In addition:

• Face Amounts for any term insurance rider on the Insured will be reduced as the Policy’s Total Face Amount is reduced;

• For any no-lapse guarantee rider using no-lapse guarantee value, the no-lapse guarantee value will be reduced on the date of each benefit payment;

• For policies with any minimum earnings benefit riders, Alternate Accumulated Value will be reduced by an amount equal to the Alternate Accumulated Value prior to the Benefit payment multiplied by the Acceleration Percentage;

• For policies with an Indexed Fixed Account, the sum of the Policy’s Fixed, Variable and Indexed Accumulated Values will be reduced on the date of the claim for Benefits.

Accelerated Death Benefits may affect your eligibility for, or amount of, other benefits provided by federal, state or local government. Payments of Accelerated Death Benefits provided by the Rider are intended to qualify as Death Benefits under section 101(g) of the Tax Code. You should consult with your personal tax advisor before requesting any accelerated Death Benefit payments.

The Rider is effective on the Policy Date unless otherwise stated. It will terminate on the earlier of:

• Your Written Request;

• Acceleration of any part of the Policy’s Death Benefit because of the Insured’s terminal illness;

• When you have accelerated the maximum amount of Death Benefit that can be accelerated under the Rider, as shown in the Policy Specifications;

• When the the Policy terminates; or

• When you notify us of the Insured’s death.

If your Policy lapses and is reinstated, you may reinstate the Rider.

Payment of an Accelerated Death Benefit under this rider will reduce the Policy’s Death Benefit and other values under the Policy. In most circumstances, the cost of insurance charges will also be reduced. In addition, premium limitations and Death Benefits required in order for the Policy to qualify as a life insurance policy or avoid being classified as a Modified Endowment Contract under the Tax Code will also be affected.

•  Terminal Illness Rider-Last Survivor

The Terminal Illness Rider-Last Survivor provides protection from the financial impacts of having a medical condition that is reasonably expected to result in a life expectancy of 12 months or less by providing acceleration of a portion of the Death Benefit.

There is no additional cost for the rider. However, if you choose to exercise the Rider, at the time we pay the Rider Benefit, we will reduce your Policy’s Death Benefit by an amount greater than the Benefit payment itself, as described in the Rider. Other Policy values, including but not limited to, Surrender Value, Accumulated Value and Face Amount will be reduced pro rata.

You may opt out of the Rider at any time after the Policy is issued. There is no charge for opting out of the Rider.

Rider Terms

Eligible Coverage – the portion of the Policy Face Amount that will qualify for determining the Terminal Illness Benefit under the Terminal Illness Rider-Last Survivor. Your Policy’s Eligible Coverage is listed in the Policy Specifications under the Terminal Illness Rider-Last Survivor. It does not include any insurance on the life of anyone other than the Insured and any other rider on the Insured.

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Licensed Physician – a physician licensed and residing in the United States. The Licensed Physician cannot be you or an immediate family member.

Terminally Ill Individual – Survivor Insured who has been certified in writing as having a medical condition that is reasonably expected to result in a life expectancy of 12 months or less.

Eligibility Conditions

To receive the Rider Benefits, you must satisfy the following conditions:

• You must submit a Written Request while the Policy is In Force; we will provide you with a claim form within 15 days of your Written Request. Your completed claim form must contain proof that the Insured is a Terminally Ill Individual;

• Any assignee or any irrevocable Beneficiary under the Policy must provide written consent;

• The Terminally Ill Individual’s illness must not be the result of attempted suicide or intentionally self-inflicted injury;

• If your Policy is a last survivor policy, it will only be eligible for a Terminal Illness Benefit after the death of the first Insured and only if the survivor is a Terminally Ill Individual.

The Terminal Illness Benefit will be payable when we receive written certification from a Licensed Physician that the Survivor is a Terminally Ill Individual and meets the conditions described in the Rider. We reserve the right to obtain an additional opinion of the Survivor’s conditions at our expense. If this opinion differs from that of the Survivor’s Licensed Physician, eligibility for Benefits will be determined by a third Licensed Physician who is mutually acceptable to you and to us.

The Terminal Illness Benefit will not be payable if the law requires the Benefit to meet creditor claims or a government agency requires the Benefit for application or maintenance of a government benefit or entitlement.

The Premier Living Benefits Rider-Last Survivor will terminate when we receive a Written Request for the Terminal Illness Benefit under this Rider.

If your Policy has an accidental Death Benefit rider, the accidental Death Benefit amount is not eligible for acceleration under the terms of this Rider.

The Rider at Exercise

You may submit your Written Request for benefits under the Rider, including the amount of Terminal Illness Benefit requested, when the Insured qualifies as a Terminally Ill Individual and meets the eligibility conditions.

When we make the benefit payment we will:

• Limit the benefit to the lesser of 75% of the Eligible Coverage or $250,000;

• Calculate the Terminal Illness Benefit Proceeds, as described below; and

• Reduce Policy and Rider values.

Calculating the Benefit Under the Rider

The Terminal Illness Benefit Proceeds is the amount payable under the Rider. It is a one-time payment equal to the Terminal Illness Benefit multiplied by (a) and reduced by (b) and (c) where:

(a) the Terminal Illness Reduction Factor;

(b) Policy Debt multiplied by the Acceleration Percentage; and

(c) a processing charge, guaranteed not to exceed $100.

If the Insured dies within 30 days of payment of the Terminal Illness Benefit Proceeds, we will refund the amounts defined in (a) and (c) above.

The Terminal Illness Reduction Factor is equal to (a) x (b) where:

(a) equals 1; and

(b) equals 1 plus the Accelerated Death Benefit Interest Rate.

The Accelerated Death Benefit Interest Rate will not exceed the greater of:

• the current yield on the 90-day Treasury Bill; or

• the maximum fixed annual rate of 8% in arrears or a variable rate determined in accordance with the National Association of Insurance Commissioners Policy Loan Interest Rate Model.

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We pay the Terminal Illness Benefit as a lump sum. It is guaranteed never to be less than $500 or 25% of your Policy’s Face Amount. We will pay the Terminal Illness Proceeds once per Policy.

If you send us Written Notice that the Insured has died before we have paid the Terminal Illness Benefit, we will not make the payment. However, if we pay the Terminal Illness Benefit before we receive Written Notice of the Insured’s death, the payment will be effective and we will reduce the Death Benefit Proceeds payable under the Policy.

We pay the Benefits to you (or your designee) or to your estate while the Insured is still living, unless the Policy has been otherwise assigned.

When you exercise the Rider, we will send you a statement demonstrating the effect of exercising the Rider on the Policy’s Accumulated Value, Death Benefit, Premium, Cost of Insurance Charges and Policy Loans.

At the time of each Benefit payment, we will:

• Calculate the amount payable upon request under this Rider (the “Terminal Illness Benefit Proceeds”);

• Reduce the Policy and Rider values as described in the Rider; and

• Send you an endorsement to the Policy, which will include a statement of the effect of the Benefit payment on the Policy’s Accumulated Value, Death Benefit, Premium, cost of insurance Charges and Policy Loans.

If your Policy has an accidental death rider, the accidental Death Benefit amount is not eligible for acceleration under the Rider.

If you request another transaction on the same day as a Terminal Illness Benefit is paid, we will process the Terminal Illness Benefit Proceeds after we have processed the other requested transactions.

Your Policy After Exercising the Rider

When you exercise the Rider and we make a Benefit payment, Policy values will be reduced by an amount equal to the value below multiplied by the Acceleration Percentage:

• the Total Face Amount;

• the Accumulated Value;

• For Policies with Death Benefit Option C, the sum of the premiums less withdrawals; and

• For Policies with Death Benefit Option C, the Option C Death Benefit Limit.

The Acceleration Percentage equals (a ÷ b) where:

a = the Terminal Illness Benefit; and

b = the Eligible Coverage on the date of each Benefit payment.

Your Policy’s Total Face Amount will be reduced by an amount equal to the Acceleration Percentage multiplied by the Total Face Amount prior to the benefit payment.

The Policy’s Death Benefit and Accumulated Value will continue to be calculated in accordance with the terms of the Policy.

The Policy’s Investment Options values are reduced on the date of each benefit payment by an amount equal to the Acceleration Percentage multiplied by the Investment Option values prior to the benefit payment. The reduction to the values in each of the Investment Options will be treated as an Account Deduction.

We will reduce your Policy Debt, Loan Account and Loan Account Value on the date of a Benefit payment by an amount equal to their respective values prior to the Benefit payment multiplied by the Acceleration Percentage.

Your Policy’s Cost of Insurance charges will be calculated according to the terms of the Policy, but will be based on the reduced Policy values following the Benefit payment.

Your Policy’s Cash Surrender Value and Net Cash Surrender Value following the Benefit payment will be calculated according to the terms of the Policy.

The Riders After Exercising the Terminal Illness Rider-Last Survivor

Generally, optional rider benefits under the Policy will remain In Force subject to their terms and conditions, unless otherwise stated. We will calculate charges for optional riders in accordance with the terms of each applicable rider. The charges may be affected by the reduction in benefits and policy values. In addition:

• Face Amounts for any term insurance rider on the Insured will be reduced as the Policy’s Total Face Amount is reduced;

• For any no-lapse guarantee rider using no lapse guarantee premiums, the no-lapse premium will be reduced on the date of each Benefit payment;

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• For any no-lapse guarantee rider using no-lapse guarantee value, the no-lapse guarantee value will be reduced on the date of each Benefit payment;

• For policies with any minimum earnings benefit riders, Alternate Accumulated Value will be reduced by an amount equal to the Alternate Accumulated Value prior to the benefit payment multiplied by the Acceleration Percentage.

Terminal Illness Benefit Accelerated Death Benefits may affect your eligibility for, or amount of, other benefits provided by federal, state or local government. Payments of Accelerated Death Benefits provided by the Rider are intended to qualify as Death Benefits under section 101(g) of the Tax Code.

You should consult with your personal tax advisor before requesting any accelerated Death Benefit payments.

The Rider is effective on the Policy Date unless otherwise stated. It will terminate on the earlier of:

• Your Written Request;

• The date the Benefit under the Rider are paid;

• When the Policy terminates; or

• When you notify us of Insured’s death.

If your Policy lapses and is reinstated, you may reinstate the Rider.

Payment of an Accelerated Death Benefit under this rider will reduce the Policy’s Death Benefit and other values under the Policy. In most circumstances, the cost of insurance charges will also be reduced. In addition, premium limitations and Death Benefits required in order for the Policy to qualify as a life insurance policy or avoid being classified as a Modified Endowment Contract under the Tax Code will also be affected.

Things to Keep in Mind

We offer other variable life insurance policies which provide insurance protection on the life of one person or the lives of two people. The loads and charges on these policies may be different. Combining a Policy and a Rider, however, may be more economical than adding another Policy. It may also be more economical to provide an amount of insurance coverage through a Policy alone. Many life insurance policies have some flexibility in structuring the Face Amount, the Death Benefit, and premium payments in targeting the cash values based on your particular needs.

Depending on the Ages and Risk Classes of the Insureds, in some cases, the ARTR-LS and SVER-LS Riders may have lower charges than simply purchasing the Face Amount on a Policy alone. In some cases, the charges may be higher. Some charges are higher in the early years of the policy and/or rider, and some reduce with policy and/or rider duration.

Accelerated death benefit payments received for a chronic illness may be taxable in certain situations, such as when benefit payments are made from multiple policies or when benefit amounts exceed certain IRS limitations (referred to as “per diem” limitations). Pacific Life cannot determine the taxability of benefit payments. Tax treatment of long-term care benefits is complex, and will depend on the amount of benefits taken, the amount of qualified expenses incurred and possibly other factors. Receipt of accelerated death benefits may affect eligibility for public assistance programs such as Medicaid. Consult your qualified and independent legal and tax advisors about the tax implications of these benefits.

In general, your Policy coverage offers the advantage of lower overall guaranteed charges than the added Riders. If you add a Rider or Riders to your Policy, and if we apply maximum guaranteed charges, you may increase your risk of lapse even if all planned premiums are paid. Adding a Rider or Riders may also affect the amount of premium you can pay on your Policy and still have it qualify as life insurance.

Combining a Policy with a ARTR-LS may lower costs and may improve Accumulated Value accrual for the same amount of Death Benefit. However, your Policy has guaranteed maximum charges. Adding a ARTR-LS will result in guaranteed maximum charges that are higher than for a single Policy with the same Face Amount.

Combining a Policy with a SVER-LS may improve Accumulated Value accrual in the early years of your Policy, but could result in either higher or lower charges than under a single Policy. The timing of certain charges for Policies held for certain periods may also be affected.

Ultimately, individual needs and objectives vary, and they may change through time. It is important that you consider your goals and options carefully. You should discuss your insurance needs and financial objectives with your life insurance producer before purchasing any life insurance product or purchasing additional insurance benefits. You should also consider a periodic review of your coverage with your life insurance producer.

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HOW PREMIUMS WORK

Your Policy gives you the flexibility to choose the amount and frequency of your premium payments within certain limits. Each premium payment must be at least $50.

The amount, frequency, and period of time over which you make premium payments may affect whether your Policy will be classified as a Modified Endowment Contract, or no longer qualifies as life insurance for tax purposes. See VARIABLE LIFE INSURANCE AND YOUR TAXES for more information.

We deduct a premium load from each premium payment, and then allocate your Net Premium to the Investment Options you have chosen. However, if you have chosen the Indexed Fixed Account, your Net Premium will first be allocated to the Fixed Account and transferred from the Fixed Account to the Indexed Fixed Account on the Segment Start Date. The Accumulated Value transferred from the Fixed Account to the Indexed Fixed Account may be less than the Net Premium or the Accumulated Value you transferred to the Fixed Account because there may have been deductions from the Fixed Account, such as those due to Monthly Deductions, withdrawals or Policy loans.

There is other information you should know about allocating all or part of a Net Premium to the Indexed Fixed Account. You can only allocate a Net Premium to the Indexed Fixed Account if your Policy is not in a Lockout Period. In addition, you must notify us of your allocation to the Indexed Fixed Account by the Cutoff Date (two Business Days before a Segment Start Date) of a particular Segment Start Date in order for Accumulated Value to be transferred from the Fixed Account to the Indexed Fixed Account on that Segment Start Date. See YOUR INVESTMENT OPTIONS – Indexed Fixed Account. Otherwise, your Accumulated Value will be transferred to the Indexed Fixed Account on the Segment Start Date.

We do not count the allocation from the Fixed Account to the Indexed Fixed Account towards the number of transfers you may make in a Policy Year. In addition, we do not count such transfer towards the number of transfers you may make in a Policy Year without a transfer fee.

Your Initial Premium

We apply your first premium payment to the Policy on the later of the day we receive it or the day we receive all contractual and administrative requirements necessary for your Policy to be In Force. See HOW PREMIUMS WORK – Allocating Your Premiums for more information on when your first Net Premium is allocated to the Investment Options.

If you have outstanding contractual and administrative requirements, your life insurance producer will notify you of a delivery date when any outstanding requirements are due to us, not to exceed 45 days from the date we issue your Policy. If we do not receive your first premium payment and all contractual and administrative requirements on or before the delivery date, we can cancel the Policy and refund any premium payment you have made. We may extend the delivery date in some cases.

Planned Periodic Premium Payments

You can schedule the amount and frequency of your premium payments. We refer to scheduled premium payments as your planned periodic premium. Here’s how it works:

• On your application, you chose a fixed amount of at least $50 for each premium payment.

• You indicate whether you want to make premium payments annually, semi-annually, or quarterly. You can also choose monthly payments using our monthly Electronic Funds Transfer Plan, which is described below.

• We send you a notice to remind you of your scheduled premium payment (except for monthly Electronic Funds Transfer Plan payments, which are paid automatically). If you own more than one Policy, you can request us to send one notice – called a listbill – that reminds you of your payments for all of your Policies. You can choose to receive the listbill every month.

• If you have any Policy Debt, we will treat any payment you make during the life of your Policy as a loan repayment, not as a premium payment, unless you tell us otherwise in writing. When a payment, or any portion of it, exceeds your Policy Debt, we will treat it as a premium payment.

You do not have to make the premium payments you have scheduled. However, not making a premium payment may have an impact on any financial objectives you may have set for your Policy’s Accumulated Value and Death Benefit, and could cause your Policy to lapse. Even if you pay all your premiums when they’re scheduled, your Policy could lapse if the Accumulated Value, less any Policy Debt, is not enough to pay your monthly charges. Turn to YOUR POLICY’S ACCUMULATED VALUE for more information.

Paying Your Premium

Premium payments must be made in a form acceptable to us before we can process it. You may pay your premium:

• by personal check, drawn on a U.S. bank

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• by cashier’s check, if it originates in a U.S. bank

• by money order in a single denomination of more than $10,000, if it originates in a U.S. bank

• by third party payments, when there is a clear relationship between the payor (individual, corporation, trust, etc.) and the Insured and/or Owner

• by temporary check with the ABA routing number and account number pre-printed on the check

• wire transfers that originate in U.S. banks.

We will not accept premium payments in the following forms:

•  cash

•  credit card or check drawn against a credit card account

• traveler’s checks

• cashier’s check or money order drawn on a non-U.S. bank, even if the payment may be effected through a U.S. bank

• money order in a single denomination of $10,000 or less

• third party payments, if there is not a clear relationship between the payor (individual, corporation, trust, etc.) and the Insured and/or Owner

• wire transfers that originate from foreign bank accounts.

If your Policy is subject to the Minimum Death Benefit, and you want to pay a premium that increases the Net Amount At Risk, you will need to provide us with satisfactory evidence of insurability before we can increase the Death Benefit regardless of which Death Benefit Option you have selected. In this event, your cost of insurance charges will also increase. Cost of insurance charges are based, among other things, upon your Policy’s Net Amount At Risk. For more information, see YOUR POLICY’S ACCUMULATED VALUE on how cost of insurance charges are calculated.

All unacceptable forms of premium payments will be returned to the payor along with a letter of explanation. We reserve the right to reject or accept any form of payment. If you make premium payments or loan repayments by Electronic Funds Transfer or by check other than a cashier’s check, your payment of any withdrawal proceeds and any refund during the free look period may be delayed until we receive confirmation in our administrative office that your payment has cleared.

Monthly Electronic Funds Transfer Plan

Once you have made your first premium payment, you can make monthly premium payments or loan payments using our Electronic Funds Transfer Plan. Here’s how it works:

• You authorize us to withdraw a specified amount from your checking account, savings account or money market account each month.

• You can choose any day between the 1st and 25th of the month.

• If you do not specify a day for us to make the withdrawal, we will withdraw the payment on your Policy’s monthly anniversary. If your policy's monthly anniversary falls on the 26th, 27th, or 28th of the month, we will initiate the draft on the 25th of each month.

• If you make monthly payments by the Electronic Funds Transfer Plan, we will apply the payments as loan repayment unless you have requested that payments be applied as premium payments. Loan payments made by the Electronic Funds Transfer Plan must be at least $50.

Deductions From Your Premiums

We deduct a maximum premium load of 5.15% from each premium payment you make.

This charge helps pay for the cost of distributing our Policies, and is also used to pay state and local premium taxes, any other taxes that may be imposed, and to compensate us for certain costs or lost investment opportunities resulting from our amortization and delayed recognition of certain policy acquisition expenses for federal income tax purposes. These consequences are referred to as the deferred acquisition cost (“DAC tax”).

Like other Policy charges, we may profit from the premium load and may use these profits for any lawful purpose, such as the payment of distribution and administrative expenses. We will notify you in advance if we change our current load rate.

Limits on the Premium Payments You Can Make

We will not accept premium payments after your Policy’s Monthly Deduction End Date.

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Federal tax law puts limits on the amount of premium payments you can make in relation to your Policy’s Death Benefit. These limits apply in the following situations:

• If you have chosen the Guideline Premium Test as your Death Benefit Qualification Test and accepting the premium means your Policy will no longer qualify as life insurance for federal income tax purposes.

• If applying the premium in that Policy Year means your Policy will become a Modified Endowment Contract. You may direct us to accept premium payments or other instructions that will cause your Policy to be treated as a Modified Endowment Contract by signing a Modified Endowment Contract Election Form. You will find a detailed discussion of Modified Endowment Contracts in VARIABLE LIFE INSURANCE AND YOUR TAXES. You should speak to a qualified tax adviser for complete information regarding Modified Endowment Contracts.

• If applying the premium payment to your Policy will increase the Net Amount At Risk. This will happen if your Policy’s Death Benefit is equal to the Minimum Death Benefit or would be equal to it once we applied your premium payment.

You will find more detailed information regarding these situations in the SAI.

Allocating Your Premiums

We generally allocate your Net Premiums to the Investment Options you have chosen on your application on the day we receive them. Please turn to YOUR INVESTMENT OPTIONS for more information about the Investment Options.

When we allocate your first premium depends on the state and replacement status. For policies that require us to return the premiums you have paid if you exercise your Free Look Right, we will hold your Net Premiums in the Fidelity VIP Money Market Variable Account until 15 days after issue, and then transfer them to the Investment Options you have chosen.

If your Policy requires refunds to be based on Accumulated Value if you exercise your Free Look Right, we allocate Net Premiums to the Investment Options you have chosen on the day we receive them or your Policy Date, if later. If your Policy has outstanding contractual and/or administrative requirements necessary before it can be placed In Force, we will allocate any Net Premiums received to the Fidelity VIP Money Market Variable Account until the requirements are satisfied and your Policy is placed In Force.

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YOUR POLICY’S ACCUMULATED VALUE

Accumulated Value is the value of your Policy on any Business Day. It is used as the basis for determining Policy benefits and charges.

We use it to calculate how much money is available to you for loans and withdrawals, and how much you will receive if you surrender your Policy. It also affects the amount of the Death Benefit if you choose a Death Benefit Option that’s calculated using Accumulated Value.

The Accumulated Value of your Policy is not guaranteed – it depends on the performance of the Investment Options you have chosen, the premium payments you have made, Policy charges and how much you have borrowed or withdrawn from the Policy.

If your Accumulated Value less any Policy Debt is insufficient to pay for Policy charges, your policy will enter its Grace Period. If you do not pay sufficient premium during the Grace Period to restore your Policy’s Accumulated Value, your Policy will lapse.

Calculating Your Policy’s Accumulated Value

Your Policy’s Accumulated Value is the sum of the following:

• Variable Accumulated Value – the sum of the Accumulated Value in each Variable Account.

• Fixed Accumulated Value – the value allocated to the Fixed Options.

• Indexed Accumulated Value – is the sum of the Segment Values for all Segments in each Indexed Account.

• Loan Account Value – The value of any Loans that you have taken, including interest on the amount of loan.

The Accumulated Value in the Fixed and Variable Options is made up of the following:

• Net Premiums that you allocate

• Any non-guaranteed Persistency Credits that we may pay

• Policy Charges that we deduct

• Withdrawals that you request

• Loans that you request and that become part of the Loan Account

• Earnings on the Accounts.

Your Policy’s Accumulated Value is the total amount allocated to the Variable Investment Options, Indexed Fixed Account and the Fixed Options, plus the amount in the Loan Account. Please see WITHDRAWALS, SURRENDERS AND LOANS – Taking Out a Loan for information about loans and the Loan Account.

The Variable Accumulated Value is the sum of the value allocated to each of the Variable Accounts. For each Variable Account, we determine the value allocated to the Variable Investment Options on any Business Day by multiplying the number of accumulation units for each Variable Investment Option credited to your Policy on that day, by the Variable Investment Option’s unit value at the end of that day. The process we use to calculate unit values for the Variable Investment Options is described in YOUR INVESTMENT OPTIONS.

The Fixed Accumulated Value is the sum of the value in the Fixed Account and Fixed LT Account. We credit interest to these Accounts on a daily basis, at a rate not less than the guaranteed minimum of 2.00%. Please see YOUR INVESTMENT OPTIONS –Fixed Options for further details.

The Indexed Accumulated Value is the sum of the Segment Values for all Segments in the Indexed Account. We credit Segment Guaranteed Interest to each segment at a rate of 1%, and each segment receives Segment Indexed Interest credits at the Segment Maturity Date. Please see YOUR INVESTMENT OPTIONS – Indexed Fixed Options for further details.

When you request a Policy Loan, an equivalent amount of money is processed as an Account Deduction and added to the Loan Account. Please see WITHDRAWALS, SURRENDERS AND LOANS – Taking Out a Loan for information about loans and the Loan Account.

Persistency Credit

Your Policy may be eligible for a persistency credit. Here is how it works:

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Beginning on your 11th Policy Anniversary and on each Policy Anniversary thereafter, we may credit your Policy’s Accumulated Value with a persistency credit . We calculate the persistency credit as the sum of Part 1 and Part 2 of the persistency credit.

Part 1 is calculated as a rate multiplied by your Policy’s average Accumulated Value less any Policy Debt on each Monthly Payment Date during the preceding Policy Year. The Part 1 rate is zero until the 16th Policy Anniversary when it is 0.15%. On Policy Anniversary 21 and thereafter, the Part 1 rate is 0.25%.

Part 2 is calculated separately for each Coverage Layer and then added together. This amount is based on the Face Amount for each Coverage Layer. Part 2 is zero prior to your 11th Policy Anniversary. Beginning on your 11th Policy Anniversary this amount is calculated and increases each year through the Policy Anniversary in where the younger Insured is Age 89. Thereafter this amount is zero. The amount of the Part 2 is based on your Age, Risk Class, and Death Benefit Option at the issue of each Coverage Layer. Coverage Layers where the younger Insured’s Age at coverage issue is 70 or older are not eligible for the Part 2 persistency credit.

Terminating any Coverage Layer in its entirety will cease the crediting of any future Part 2 persistency credits attributable to that Coverage Layer.

Your Policy’s persistency credit is not guaranteed, and we may discontinue the program at any time.

For more information on the persistency credit, you may ask your life insurance producer to provide an In Force Illustration.

An example
Assume the average unloaned Policy Accumulated Value is $200,000:

• In Policy Year 11, the Part 1 rate of the persistency bonus is 0.00%. Part one of the persistency credit added to the Policy’s Accumulated Value is 0.00% x 200,000 = $0. The Part 2 of the persistency bonus for year 11 for $1,000,000 Base Face is $98.01. Total Persistency bonus for year 11 = $0 + $98.01 = $98.01.

Assume the average unloaned Policy Accumulated Value is $400,000:

• In Policy Year 16, the Part 1 rate of the persistency bonus is .15%. Part one of the persistency credit added to the Policy’s Accumulated Value is .15% x 400,000 = $600. The Part 2 of the persistency bonus for year 16 for $1,000,000 Base Face is $229.02. Total Persistency bonus for year 16 = $600 + $229.02 = $829.02.

Policy Charges

We take various charges from your Policy’s Accumulated Value to compensate us for the cost of the Policy benefits and for maintaining your Policy:

1. Monthly Deductions

2. Certain Transaction Fees

3. Administrative and Underwriting Service Fees

4. Loan Interest Charged against the Loan Account.

Transaction fees, administrative and underwriting service fees are shown in the FEE TABLES.

All Policy charges assessed under the policy will reduce the Accumulated Value as an Account Deduction.

Monthly Deductions

We deduct a monthly charge from your Policy’s Accumulated Value on each Monthly Payment Date until the Monthly Deduction End Date. If there is not enough Accumulated Value to pay the monthly charge, your Policy could lapse. For more information, see Lapsing and Reinstatement.

The Monthly Deduction is made up of five charges:

1. cost of insurance charge

2. administrative charge

3. Coverage charge

4. charges for optional Riders and benefits

5.  1- Year Indexed Account and 1- Year High Par Indexed Account Charge

Your Policy and any Riders will provide a list of all guaranteed policy charges. For any given charge, we may charge less than these amounts, but we will never charge more than these guaranteed amounts. Any lesser charge will apply uniformly to all members of the same Class.

We may profit from policy charges and may use these profits for any lawful purpose such as the payment of distribution and administrative expenses.

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There are no Monthly Deductions after the Monthly Deduction End Date.

Cost of Insurance Charge

This Cost of Insurance Charge is for providing you with life insurance protection. It is based upon the cost of insurance rates of each Coverage Layer and a Net Amount At Risk.

The Net Amount At Risk used for calculating cost of insurance charges is determined on the Monthly Payment Date as:

• The Death Benefit under the policy divided by the Net Amount At Risk Factor of 1.0016516

• Less the Accumulated Value

If your policy has multiple Coverage Layers, the Net Amount at Risk is proportional to each Coverage Layer based upon the Face Amount of the Coverage Layer.

There are maximum or guaranteed cost of insurance rates associated with each Coverage Layer. These rates are shown in your Policy Specifications or in any Supplemental Schedule of Coverage that we provide.

The guaranteed rates include the insurance risks associated with insuring one person. They are calculated using 2001 Commissioners Standard Ordinary Mortality Tables. The cost of insurance rates take into consideration the Age and gender of the Insured unless unisex rates are required. Unisex cost of insurance rates are based on gender-blended tables. Unisex rates are used in the state of Montana. They are also used when a Policy is owned by an employer in connection with employment-related or benefit programs.

How we calculate cost of insurance
We calculate cost of insurance by multiplying the current cost of insurance rate by a Net Amount At Risk at the beginning of each Policy month.

The Net Amount At Risk used in the cost of insurance calculation is the difference between a discounted Death Benefit that would be payable if the Insured died and the Accumulated Value of your Policy at the beginning of the Policy month before the monthly charge is due.

First, we calculate the total Net Amount At Risk for your Policy in two steps:
• Step 1: we divide the Death Benefit that would be payable at the beginning of the Policy month by 1.0016516.
• Step 2: we subtract your Policy’s Accumulated Value at the beginning of the Policy month from the amount we calculated in Step 1.
Next, we allocate the Net Amount At Risk in proportion to the Face Amount of all Coverage Layers, and each increase that’s In Force as of your Monthly Payment Date.
We then multiply the amount of each allocated Net Amount At Risk by the cost of insurance rate for each Coverage Layer. The sum of these amounts is your cost of insurance charge.

Premiums, Net Premiums, Policy fees and charges, withdrawals, investment performance and fees and expenses of the underlying portfolios may affect your Net Amount At Risk, depending on the Death Benefit Option you choose or if your Death Benefit under the Policy is the Minimum Death Benefit.

Administrative charge

We deduct a charge not to exceed $10.00 a month to help cover the costs of administering and maintaining our Policies. We guarantee that this charge will not increase.

Coverage charge for Basic Life Coverage

We deduct a Coverage charge every month to help cover the costs of distributing our Policies. Like other Policy charges, we may profit from the coverage charge and may use these profits for any lawful purpose, such as the payment of administrative costs.

Each Basic Life Coverage Layer has its own coverage charge. The amount deducted monthly is the sum of the coverage charges calculated for each Coverage Layer in effect.

The coverage charge for your Policy at issue is calculated based on the Age and Risk Class of the Insureds and the Death Benefit Option you elect and multiplied by the initial Face Amount of your Policy.

Additional Coverage Layers will have a coverage charge calculated based on the same criteria, all as of the effective date of the Coverage Layer. We will specify the charge in a supplemental schedule of benefits at the time the new Coverage Layer goes into effect. We will apply the charge for each Coverage Layer from the day that Coverage Layer goes into effect. If you decrease your Policy’s Face Amount, the coverage charge will remain the same.

The guaranteed coverage charge per $1,000 for each Coverage Layer will remain level for 20 years, after which it will change and then will remain at the new level amount until the Monthly Deduction End Date. We may charge less than the guaranteed rate. The guaranteed coverage charges will vary in the states of California and Florida as shown in the Coverage Charge section of Appendix B. The guaranteed coverage charges for your Policy will be shown in your Policy Specifications.

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An example
For a Policy that insures a male non-smoker Age 56 and a female non-smoker Age 53 when the Policy is issued, with a Basic Face Amount of $1,000,000:

The guaranteed coverage charge is $421.50 for years 1-20 and $252.90 thereafter. The current coverage charge is $421.50 for the first 10 years and $0.00 thereafter.

The coverage charge is $0 on and after the Monthly Deduction End Date.

Charges for optional riders

If you add any Riders to your Policy, we add any charges for them to your monthly charge.

1- Year Indexed Account and 1- Year High Par Indexed Account Charge

We assess an additional charge every month for amounts in the Indexed Fixed Account. The charge is added to the Monthly Deduction assessed against the Policy’s Accumulated Value. The charge is calculated by multiplying the Indexed Account Charge Rate, as shown in the FEE TABLES (guaranteed maximum annual rate of 0.30% (0.025% monthly)), to the value of the Indexed Accounts as of the Monthly Payment Date.

An example
For a Policy with $10,000 in the 1 year Indexed Account, the maximum monthly Indexed Account charge is: ($10,000 × 0.025%) = $2.50

See YOUR INVESTMENT OPTIONS – Indexed Fixed Account – Segment Value Changes.

Lapsing and Reinstatement

There is no guarantee that your Policy will not lapse even if you pay your planned periodic premium. Your Policy will lapse if there is not enough Accumulated Value, after subtracting any Policy Debt, to cover the monthly charge on the day we make the deduction.

Your Policy’s Accumulated Value is affected by the following:

• loans or withdrawals you make from your Policy

• certain Rider benefits paid from your Policy

• not making planned periodic premium payments

• the performance of your Investment Options

• charges under the Policy.

If your Policy’s Accumulated Value less Policy Debt is not enough to pay the total monthly charge, your policy will enter its Grace Period. We deduct the amount that is available and send you, and anyone you have assigned your Policy to, a notice telling you the amount to pay to keep your Policy In Force. The minimum amount you must pay to keep your Policy In Force is equal to three times the monthly charge that was due on the Monthly Payment Date when there was not enough Accumulated Value to pay the charge, plus premium load. For more information regarding payment due to keep your Policy In Force, please contact our Life Insurance Operations Center.

We will give you a grace period of 61 days from the date we send the notice to pay sufficient premium to keep your Policy In Force. Your Policy will remain In Force during the grace period.

If we do not receive your payment within the Grace Period, your Policy will lapse with no value. This means we will end your life insurance Coverage.

If you make the minimum payment

If we receive your payment within the grace period, we will allocate your Net Premium to the Investment Options you have chosen and deduct the monthly charge from your Investment Options in proportion to the Accumulated Value you have in each Investment Option.

If your Policy is in danger of lapsing and you have Policy Debt, you may find that making the minimum payment would cause the total premiums paid to exceed the maximum amount for your Policy’s Face Amount under tax laws. In that situation, we will not accept the portion of your payment that would exceed the maximum amount. To stop your Policy lapsing, you will have to repay a portion of your Policy Debt.

Remember to tell us if your payment is a premium payment. Otherwise, we will treat it as a loan repayment.

How to avoid future lapsing

To stop your Policy from lapsing in the future, you may want to make larger or more frequent premium payments if tax laws permit it. Or if you have a Policy loan, you may want to repay a portion of it.

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Paying Death Benefit Proceeds during the grace period

If the Survivor dies during the grace period, we will pay Death Benefit Proceeds to your Beneficiary. We will reduce the payment by any unpaid monthly charges and any Policy Debt.

Reinstating a lapsed Policy

If your Policy lapses, you have three years from the end of the grace period to apply for a reinstatement. We will reinstate it if you send us the following:

• a written application

• evidence satisfactory to us that the Insured is still insurable

• a Premium payment sufficient to:

• cover all unpaid monthly charges and Policy loan interest that were due in the grace period, and

• keep your Policy In Force for three months after the day your Policy is reinstated.

We will reinstate your Policy as of the first Monthly Payment Date on or after the day we approve the reinstatement. When we reinstate your Policy, its Accumulated Value will be the same as it was on the day your Policy lapsed. We will allocate the Accumulated Value according to your most recent premium allocation instructions.

At reinstatement:

• Surrender charges and policy charges other than Cost of Insurance Charges for Basic Life Coverage under this Policy will resume on their schedule as of the Monthly Payment Date when lapse occurred.

• Cost of Insurance Charges will be calculated using Cost of Insurance Rates that resume their original schedule as if lapse had never occurred, reflecting the Insured’s Age at reinstatement and policy duration measured from the original Policy Date.

Reinstating a lapsed Policy with Policy Debt

If there was a Policy loan at the time of lapse, upon reinstatement we will eliminate the loan by deducting any Policy Debt from the Accumulated Value. Any negative Accumulated Value will be due in addition to sufficient premium at the time of reinstatement.

No-Lapse Guarantee Riders

Subject to state availability, if you meet certain requirements, your Policy may have a Flexible Duration No-Lapse Guarantee Rider or a Short-Term No-Lapse Guarantee Rider. These Riders may continue your Policy if it would otherwise lapse. For more information, please see POLICY BENEFITS – Optional Riders and Benefits.

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YOUR INVESTMENT OPTIONS

This section tells you about the Investment Options available under your Policy and how they work.

We put your Net Premium in our General Account and Separate Account. We own the assets in our accounts and allocate your Net Premiums, less any charges, to the Investment Options you have chosen. Amounts allocated to any available Fixed Options are held in our General Account. Amounts allocated to the Variable Investment Options are held in our Separate Account. You will find information about when we allocate Net Premiums to your Investment Options in HOW PREMIUMS WORK.

You choose your initial Investment Options on your application. If you choose more than one Investment Option, you must tell us the dollar amount or percentage you want to allocate to each Investment Option. You can change your premium allocation instructions at any time.

You can change your premium allocation instructions by writing or sending a fax. If we have your completed telephone and electronic authorization on file, you can call us at (800) 800-7681 or submit a request electronically. Or you can ask your life insurance producer to contact us. You will find more information regarding telephone and electronic instructions in POLICY BASICS.

The Investment Options you choose, and how they perform, will affect your Policy’s Accumulated Value and may affect the Death Benefit. Please review the Investment Options carefully. You may ask your life insurance producer to help you choose the right ones for your goals and tolerance for risk. Any financial firm or representative you engage to provide advice and/or make transfers for you is not acting on our behalf. We are not responsible for any investment decisions or allocations you make, recommendations such financial representatives make or any allocations or specific transfers they choose to make on your behalf. Some broker-dealers may not allow or may limit the amount you may allocate to certain Investment Options. Work with your life insurance producer to help you choose the right Investment Options for your investment goals and risk tolerance. Make sure you understand any costs you may pay directly and indirectly on your Investment Options because they will affect the value of your Policy.

Variable Investment Options

You can choose from a selection of Variable Investment Options. Each Variable Investment Option is set up as a Variable Account under our Separate Account and invests in a corresponding portfolio of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds), the American Century Variable Portfolios, Inc., the BlackRock Variable Series Funds, Inc., the Dreyfus Variable Investment Fund, the Fidelity Variable Insurance Products Funds (“Fidelity VIP Funds”), the Franklin Templeton Variable Insurance Products Trust, the GE Investments Funds, Inc., the Janus Aspen Series, the Lazard Retirement Series, Inc., the Legg Mason Partners Variable Equity Trust, the Lord Abbett Series Fund, Inc., the MFS Variable Insurance Trust, the M Fund, the Neuberger Berman Advisers Management Trust, the Oppenheimer Variable Account Funds, the Pacific Select Fund, the PIMCO Variable Insurance Trust, the Royce Capital Fund, the T. Rowe Price Equity Series, Inc. and the Van Eck VIP Trust. Each portfolio invests in different securities and has its own investment goals, strategies and risks. The value of each portfolio will fluctuate with the value of the investments it holds, and returns are not guaranteed. Your Policy’s Accumulated Value will fluctuate depending on the Investment Options you have chosen. You bear the investment risk of any Variable Investment Options you choose. See HOW PREMIUMS WORK – Allocating Your Premiums.

American Century Investment Management, Inc. is the investment adviser of the American Century Variable Portfolios, Inc.

The Fund’s investment manager is BlackRock Advisors, LLC (“BlackRock”). The Fund’s sub-advisers are BlackRock Investment Management, LLC and BlackRock International Limited. Where applicable, the use of the term BlackRock also refers to the Fund’s sub-advisers.

The Dreyfus Corporation is the investment adviser of the Dreyfus Variable Investment Fund.

Fidelity Management & Research Company (“FMR”) is the manager of the Fidelity Variable Insurance Products Funds. They directly manage the portfolios of the Fidelity VIP Funds and have retained a sub-advisor for the portfolios of VIP Freedom Funds available under your Policy.

Franklin Advisers, Inc. is the investment adviser for the Templeton Global Bond VIP Fund portfolio. Templeton Investment Counsel, LLC is the investment advisor for the Templeton Foreign VIP Fund portfolio.

GE Asset Management Incorporated is the investment adviser of the GE Investments Funds, Inc.

Invesco Advisers, Inc. is the investment adviser of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

Janus Capital Management LLC is the investment adviser of the Janus Aspen Series.

Lazard Asset Management LLC is the investment manager of the Lazard Retirement Series, Inc.

Legg Mason Partners Fund Advisor, LLC is the investment manager of the Legg Mason Partners Variable Equity Trust.

Lord, Abbett & Co. LLC is the investment adviser of the Lord Abbett Series Fund, Inc.

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Massachusetts Financial Services Company is the investment adviser of the MFS Variable Insurance Trust.

M Financial Investment Advisers Inc. (“MFIA”) is the investment adviser to the M Funds, and has retained other firms to manage the M Fund portfolios. The MFIA and M Fund’s Board of Directors oversee the management of all of the M Fund portfolios.

Neuberger Berman Management LLC is the investment manager of the Neuberger Berman Advisers Management Trust. Neuberger Berman LLC is the sub-adviser for the portfolio.

OppenheimerFunds, Inc. is the investment adviser of the Oppenheimer Variable Account Funds.

Pacific Investment Management Company, LLC is the investment advisor of the PIMCO Variable Insurance Trust.

Pacific Life Fund Advisors LLC (PLFA), a subsidiary of Pacific Life Insurance Company, is the investment adviser for the Pacific Select Fund. PLFA and the Pacific Select Fund’s Board of Trustees oversee the management of all the Pacific Select Fund’s portfolios, and PLFA also manages certain portfolios directly. PLFA also does business under the name “Pacific Asset Management” and manages the Pacific Select Fund’s High Yield Bond portfolios under that name.

Royce & Associates, LLC is the investment adviser of the Royce Capital Fund.

T. Rowe Price Associates, Inc. is the investment manager of the T. Rowe Price Equity Series, Inc.

Van Eck Associates Corporation is the investment adviser of the Van Eck VIP Trust.

We are not responsible for the operation of the underlying Funds or any of their portfolios. We also are not responsible for ensuring that the underlying Funds and their portfolios comply with any laws that apply.

The following chart is a summary of the Fund portfolios. You will find detailed descriptions of the portfolios in each Fund prospectus that accompanies this prospectus. There’s no guarantee that a portfolio will achieve its investment objective. You should read each Fund prospectus carefully before investing.

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AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)	INVESTMENT GOAL	PORTFOLIO MANAGER
Invesco V.I. International Growth Fund Series II	Long-term growth of capital.	Invesco Advisers, Inc.

AMERICAN CENTURY VARIABLE PORTFOLIOS,INC.	INVESTMENT GOAL	PORTFOLIO MANAGER
American Century VP Mid Cap Value Fund Class II	Seeks long-term capital growth. Income is a secondary objective.	American Century Investment Management, Inc.

BLACKROCK VARIABLE SERIES FUNDS, INC.	INVESTMENT GOAL	PORTFOLIO MANAGER
BlackRock Basic Value V.I. Fund Class III	Seeks capital appreciation and, secondarily, income.	BlackRock Advisors, LLC
BlackRock Global Allocation V.I. Fund Class III	Seeks high total investment return.	BlackRock Advisors, LLC

DREYFUS VARIABLE INVESTMENT FUND	INVESTMENT GOAL	PORTFOLIO MANAGER
Dreyfus Appreciation Portfolio Service Shares	Seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.	The Dreyfus Corporation

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS	INVESTMENT GOAL	PORTFOLIO MANAGER
Fidelity VIP Contrafund® Portfolio Service Class 2	Seeks long-term capital appreciation.	Fidelity Management & Research Co., Inc.

Fidelity VIP Freedom Income PortfolioSM Service Class 2	Seeks high total return. (Principal preservation is of secondary importance.)	Strategic Advisers, Inc.
Fidelity VIP Freedom 2010 PortfolioSM Service Class 2	Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Strategic Advisers, Inc.
Fidelity VIP Freedom 2015 PortfolioSM Service Class 2	Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Strategic Advisers, Inc.
Fidelity VIP Freedom 2020 PortfolioSM Service Class 2	Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Strategic Advisers, Inc.
Fidelity VIP Freedom 2025 PortfolioSM Service Class 2	Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Strategic Advisers, Inc.
Fidelity VIP Freedom 2030 PortfolioSM Service Class 2	Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Strategic Advisers, Inc.
Fidelity VIP Freedom 2035 PortfolioSM Service Class 2	Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Strategic Advisers, Inc.

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FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS	INVESTMENT GOAL	PORTFOLIO MANAGER

Fidelity VIP Freedom 2045 PortfolioSM Service Class 2	Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Strategic Advisers, Inc.

Fidelity VIP Growth Portfolio Service Class 2	Seeks capital appreciation.	Fidelity Management & Research Co., Inc.
Fidelity VIP Mid Cap Portfolio Service Class 2	Seeks long-term growth of capital.	Fidelity Management & Research Co., Inc.
Fidelity VIP Money Market Portfolio Service Class	Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity Management & Research Co., Inc.
Fidelity VIP Value Strategies Portfolio Service Class 2	Seeks capital appreciation.	Fidelity Management & Research Co., Inc.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER

Templeton Foreign VIP Fund Class 2 (formerly called Templeton Foreign Securities Fund)	Long-term capital growth.	Templeton Investment Counsel, LLC
Templeton Global Bond VIP Fund Class 2 (formerly called Templeton Global Bond Securities Fund)	High current income, consistent with preservation of capital, with capital appreciation as a secondary consideration.	Franklin Advisers, Inc.

GE INVESTMENTS FUNDS, INC.	INVESTMENT GOAL	PORTFOLIO MANAGER
GE Investments Total Return Fund Class 3	Highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk.	GE Asset Management Incorporated

JANUS ASPEN SERIES	INVESTMENT GOAL	PORTFOLIO MANAGER
Janus Aspen Series Overseas Portfolio Service Shares	Long-term growth of capital.	Janus Capital Management LLC
Janus Aspen Series Enterprise Portfolio Service Shares	Long-term growth of capital.	Janus Capital Management LLC

LAZARD RETIREMENT SERIES, INC.	INVESTMENT GOAL	PORTFOLIO MANAGER

Lazard Retirement Global Dynamic Multi Asset Portfolio Service Class	Seeks total return.	Lazard Asset Management LLC

Lazard Retirement U.S. Strategic Equity Portfolio Service Class	Seeks long-term capital appreciation.	Lazard Asset Management LLC

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LEGG MASON PARTNERS VARIABLE EQUITY TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER
ClearBridge Variable Aggressive Growth Portfolio – Class II	Seeks capital appreciation.	Legg Mason Partners Fund Advisor, LLC
ClearBridge Variable Mid Cap Core Portfolio – Class II	Seeks long-term growth of capital.	Legg Mason Partners Fund Advisor, LLC

LORD ABBETT SERIES FUND, INC.	INVESTMENT GOAL	PORTFOLIO MANAGER
Lord Abbett Bond Debenture Portfolio Class VC	Seeks high current income and the opportunity for capital appreciation to produce a high total return.	Lord Abbett & Co. LLC
Lord Abbett Developing Growth Portfolio Class VC	Long-term growth of capital.	Lord Abbett & Co. LLC
Lord Abbett Fundamental Equity Portfolio Class VC	Long-term growth of capital and income without excessive fluctuations in market value.	Lord Abbett & Co. LLC
Lord Abbett Total Return Portfolio Class VC	Seeks income and capital appreciation to produce a high total return.	Lord Abbett & Co. LLC

MFS VARIABLE INSURANCE TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER

MFS® New Discovery Series –Service Class	Seeks capital appreciation.	Massachusetts Financial Services Company
MFS® Utilities Series – Service Class[1]	Seeks total return.	Massachusetts Financial Services Company

M FUND	INVESTMENT GOAL	PORTFOLIO MANAGER
M International Equity Fund	Seeks to provide long-term capital appreciation.	Northern Cross, LLC
M Large Cap Growth Fund	Seeks to provide long-term capital appreciation.	DSM Capital Partners LLC

M Capital Appreciation Fund	Seeks to provide maximum capital appreciation.	Frontier Capital Management Company, LLC

M Large Cap Value Fund	Seeks to provide long-term capital appreciation.	AJO, L.P.

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER
Neuberger Berman Socially Responsive Portfolio I Class	Seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s financial criteria and social policy.	Neuberger Berman Management, LLC

OPPENHEIMER VARIABLE ACCOUNT FUNDS	INVESTMENT GOAL	PORTFOLIO MANAGER

Oppenheimer Global Fund/VA Service Shares	Seeks capital appreciation.	OppenheimerFunds, Inc.

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PACIFIC SELECT FUND	INVESTMENT GOAL	MANAGER

American Funds® Asset Allocation Portfolio	Seeks high total returns (including income and capital gains) consistent with preservation of capital over the long-term.	Capital Research and Management Company (adviser to the Master Asset Allocation Fund)
American Funds® Growth Portfolio	Seeks long-term growth of capital.	Capital Research and Management Company (adviser to the Master Growth Fund)
American Funds® Growth-Income Portfolio	Seeks long-term growth of capital and income.	Capital Research and Management Company (adviser to the Master Growth-Income Fund)

Comstock Portfolio	Seeks long-term growth of capital.	Invesco Advisers, Inc.
Currency Strategies Portfolio	Seeks to provide total return.	UBS Global Asset Management (Americas) Inc. and Macro Currency Group
Diversified Bond Portfolio	Seeks to maximize total return consistent with prudent investment management.	Western Asset Management Company
Dividend Growth Portfolio	Seeks long-term growth of capital.	T. Rowe Price Associates, Inc.
Emerging Markets Debt Portfolio	Seeks to maximize total return consistent with prudent investment management.	Ashmore Investment Management Limited
Emerging Markets Portfolio	Seeks long-term growth of capital.	OppenheimerFunds, Inc.
Equity Index Portfolio	Seeks investment results that correspond to the total return of common stocks that are publicly traded in the U.S.	BlackRock Investment Management, LLC
Floating Rate Income Portfolio	Seeks a high level of current income.	Pacific Asset Management

Floating Rate Loan Portfolio	Seeks a high level of current income.	Eaton Vance Investment Managers
Focused Growth Portfolio (formerly called Focused 30 Portfolio)	Seeks long-term growth of capital.	Janus Capital Management LLC
Global Absolute Return Portfolio	Seeks to provide total return.	Eaton Vance Investment Managers

Growth Portfolio	Seeks long-term growth of capital.	MFS Investment Management
Health Sciences Portfolio	Seeks long-term growth of capital.	BlackRock Investment Management, LLC
High Yield Bond Portfolio	Seeks a high level of current income.	Pacific Asset Management
Inflation Managed Portfolio	Seeks to maximize total return consistent with prudent investment management.	Pacific Investment Management Company LLC

Inflation Strategy Portfolio (formerly called Inflation Protected Portfolio)	Seeks to maximize total return consistent with prudent investment management.	Western Asset Management Company

International Large-Cap Portfolio	Seeks long-term growth of capital.	MFS Investment Management
International Small-Cap Portfolio	Seeks long-term growth of capital.	Batterymarch Financial Management, Inc.
International Value Portfolio

Seeks long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries with developed economies and markets other than the U.S. Current income from dividends and interest will not be an important consideration.

J.P. Morgan Investment Management Inc.

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PACIFIC SELECT FUND	INVESTMENT GOAL	MANAGER
Large-Cap Growth Portfolio	Seeks long-term growth of capital; current income is of secondary importance.	BlackRock Investment Management, LLC
Large-Cap Value Portfolio	Seeks long-term growth of capital; current income is of secondary importance.	ClearBridge Investments, LLC
Long/Short Large-Cap Portfolio	Seeks above-average total returns.	J.P. Morgan Investment Management Inc.

Main Street® Core Portfolio	Seeks long-term growth of capital and income.	OppenheimerFunds, Inc.

Managed Bond Portfolio	Seeks to maximize total return consistent with prudent investment management.	Pacific Investment Management Company LLC
Mid-Cap Equity Portfolio	Seeks capital appreciation.	Scout Investments, Inc.
Mid-Cap Growth Portfolio	Seeks long-term growth of capital.	Ivy Investment Management Company
Mid-Cap Value Portfolio	Seeks long-term growth of capital.	BlackRock Capital Management, Inc.
Pacific Dynamix – Conservative Growth Portfolio	Seeks current income and moderate growth of capital.	Pacific Life Fund Advisors LLC
Pacific Dynamix – Growth Portfolio	Seeks moderately high, long-term growth of capital with low, current income.	Pacific Life Fund Advisors LLC
Pacific Dynamix – Moderate Growth Portfolio	Seeks long-term growth of capital and low to moderate income.	Pacific Life Fund Advisors LLC
Portfolio Optimization Aggressive-Growth Portfolio	Seeks high, long-term capital appreciation.	Pacific Life Fund Advisors LLC
Portfolio Optimization Conservative Portfolio	Seeks current income and preservation of capital.	Pacific Life Fund Advisors LLC
Portfolio Optimization Growth Portfolio	Seeks moderately high, long-term capital appreciation with low, current income.	Pacific Life Fund Advisors LLC
Portfolio Optimization Moderate Portfolio	Seeks long-term growth of capital and low to moderate income.	Pacific Life Fund Advisors LLC
Portfolio Optimization Moderate-Conservative Portfolio	Seeks current income and moderate growth of capital.	Pacific Life Fund Advisors LLC
Precious Metals Portfolio	Seeks long-term growth of capital.	Wells Capital Management Incorporated
Real Estate Portfolio	Seeks current income and long-term capital appreciation.	Morgan Stanley Investment Management Inc.
Short Duration Bond Portfolio	Seeks current income; capital appreciation is of secondary importance.	T. Rowe Price Associates, Inc.
Small-Cap Equity Portfolio	Seeks long-term growth of capital.	Franklin Advisory Services, LLC & BlackRock Investment Management, LLC

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PACIFIC SELECT FUND	INVESTMENT GOAL	MANAGER

Small-Cap Growth Portfolio* *Effective May 1, 2014, transfer requests and future premium allocations designated to the Small-Cap Growth investment option will no longer be accepted.	Seeks capital appreciation; no consideration is given to income.	Lord, Abbett & Co. LLC

Small-Cap Index Portfolio	Seeks investment results that correspond to the total return of an index of small-capitalization companies.	BlackRock Investment Management, LLC

Small-Cap Value Portfolio	Seeks long-term growth of capital.	NFJ Investment Group LLC & AllianceBernstein L.P.

Technology Portfolio	Seeks long-term growth of capital.	Ivy Investment Management Company
Value Advantage Portfolio	Seeks to provide long-term total return from a combination of income and capital gains.	J.P. Morgan Investment Management Inc.

PIMCO VARIABLE INSURANCE TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER

PIMCO Global Multi-Asset Managed Allocation Portfolio – Advisor Class (formerly called PIMCO Global Multi-Asset Portfolio)	Seeks total return which exceeds that of a blend of 60% MSCI World Index/40% Barclays U.S. Aggregate Index.	Pacific Investment Management Company, LLC

ROYCE CAPITAL FUND	INVESTMENT GOAL	PORTFOLIO MANAGER
Royce Micro-Cap Portfolio Service Class	Long-term growth of capital.	Royce & Associates, LLC

T. ROWE PRICE EQUITY SERIES, INC.	INVESTMENT GOAL	PORTFOLIO MANAGER
T. Rowe Price Blue Chip Growth Portfolio – II	Seeks long-term capital growth. (Income is a secondary objective.)	T. Rowe Price Associates, Inc.
T. Rowe Price Equity Income Portfolio – II	Seeks to provide substantial dividend income as well as long-term capital growth through investments in common stocks of established companies.	T. Rowe Price Associates, Inc.

VAN ECK VIP TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER
Van Eck VIP Global Hard Assets Fund Initial Class[2]	Seeks long-term capital appreciation. (Income is a secondary consideration.)	Van Eck Associates Corporation

1  Issuers in the utilities industry include issuers engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, and issuers engaged in telecommunications, including wireless, telephone, and cable (but not engaged in public broadcasting).

2  Hard Assets include precious metals (including gold), base and industrial metals, energy, natural resources and other commodities. A hard assets company is a Company that derives directly or indirectly, at least 50% of its revenues from exploration, development, production, distribution or facilitation of processes relating to hard assets.

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Calculating unit values

When you choose a Variable Investment Option, we credit your Policy with accumulation units. The number of units we credit equals the amount we have allocated divided by the unit value of the Variable Account. Similarly, the number of accumulation units in your Policy will be reduced when you make a transfer, withdrawal or loan from a Variable Investment Option, and when your monthly charges are deducted.

An example

You ask us to allocate $6,000 to the Inflation Managed Investment Option on a Business Day. At the end of that day, the unit value of the Variable Account is $15. We will credit your Policy with 400 units ($6,000 divided by $15).

The value of an accumulation unit is the basis for all financial transactions relating to the Variable Investment Options. The value of an accumulation unit is not the same as the value of a share in the underlying portfolio. We calculate the unit value for each Variable Account once every Business Day, usually at or about 4:00 p.m. Eastern time.

Generally, for any transaction, we will use the next unit value calculated after we receive your Written Request. If we receive your Written Request before the time of the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time, on a Business Day, we will use the unit value calculated as of the end of that Business Day. If we receive your request at or after the time of the close of the New York Stock Exchange on a Business Day, we will use the unit value calculated as of the end of the next Business Day.

If a scheduled transaction falls on a day that is not a Business Day, we will process it as of the end of the next Business Day. For your monthly charge, we will use the unit value calculated on your Monthly Payment Date. If your Monthly Payment Date does not fall on a Business Day, we will use the unit value calculated as of the end of the next Business Day. For information about timing of transactions, see POLICY BASICS.

The unit value calculation is based on the following:

• the investment performance of the underlying portfolio

• any dividends or distributions paid by the underlying portfolio

• any charges for any taxes that are, or may become, associated with the operation of the Variable Account.

The unit value of a Variable Account will change with the value of its corresponding portfolio. Changes in the unit value of a Variable Account will not change the number of accumulation units credited to your Policy. For unit values please go to www.pacificlife.com.

Fees and expenses paid by the Funds

Each Fund pays advisory fees and other expenses. These are deducted from the assets of the Fund’s portfolios and may vary from year to year. They are not fixed and are not part of the terms of your Policy. You will find more about Fund fees and expenses in FEE TABLES and in each Fund’s prospectus. If you choose a Variable Investment Option, these fees and expenses affect you indirectly because they reduce portfolio returns. Each Fund is governed by its own Board of Trustees or Board of Directors.

The SEC recently approved a rule change which will require the Boards of Trustees/Directors of mutual funds to determine whether a redemption fee (not to exceed 2%) or other trading (transfer) restrictions should be imposed. A redemption fee is a fee that would be charged by and paid to the Fund (not to us). In the event the Board of Trustees/Directors of any underlying Funds imposes such fees or limitations, we will pass them on to you.

Fixed Options

You can also choose from two Fixed Options: the Fixed Account and the Fixed LT Account. The Fixed Options provide a guaranteed minimum annual rate of interest. The amounts allocated to the Fixed Options and the Indexed Fixed Account are held in our General Account. For more information about the General Account, see ABOUT PACIFIC LIFE.

Here are some things you need to know about the Fixed Options:

• Accumulated Value allocated to the Fixed Options earns interest on a daily basis, using a 365-day year. Our minimum annual interest rate is 2.00%.

• We may offer a higher annual interest rate on the Fixed Options. If we do, we will guarantee the higher rate until your next Policy Anniversary.

• There are no investment risks or direct charges. Policy charges still apply.

• There are limitations on when and how much you can transfer from the Fixed Options. These limitations are described below, in YOUR INVESTMENT OPTIONS – Transferring Among Investment Options. It may take several Policy Years to transfer your Accumulated Value out of either of the Fixed Options.

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• We reserve the right to limit aggregate allocations to the Fixed Options during the most recent 12 months for all Pacific Life policies in which you have an ownership interest or to which payments are made by a single payor, to $1,000,000. Any allocations in excess of these limits will be allocated to your other Investment Options according to your most recent instructions. We may increase the limits at any time at our sole discretion. To find out if higher limits are in effect, ask your life insurance producer or contact us.

• We have not registered the Fixed Options with the SEC, and the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Options. Disclosures regarding the Fixed Options, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Indexed Fixed Account

The Indexed Fixed Account is a Policy Account which is held in our General Account and in which there may be additional Indexed Account Options under the Policy. Currently, there are two Indexed Accounts in the Indexed Fixed Account, the 1-Year Indexed Account (also referred to as the 1-Year Indexed Option), and the 1-Year High Par Indexed Account (also referred to as the 1-Year High Par Indexed Option). Allocations to the Indexed Accounts are made first to the Fixed Account and transferred to the Indexed Options on the next Segment Start Date. If you surrender your Policy prior to segment maturity, you will forfeit any Segment Indexed Interest. We reserve the right to add additional Indexed Accounts or to cease offering one or more of the Indexed Accounts at any time. We will notify you of any change at your address on file with us.

We have not registered the Indexed Fixed Account with the SEC. Disclosures regarding the Indexed Fixed Account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Pacific Life believes that the Policies are in substantial compliance with the conditions set forth in Section 989J(a)(1)-(3) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. The Indexed Fixed Account qualifies for an exemption from registration under the federal securities laws because, as a Pacific Life General Account investment option, its value does not vary according to the performance of a separate account. In addition, the products in which the Indexed Fixed Account is offered satisfy standard non-forfeiture laws. Accordingly, the Company has a reasonable basis for concluding that the Indexed Fixed Account provides sufficient guarantees of principal and interest through the Company’s General Account to qualify under Section 3(a)(8).

You may also allocate all or part of your Net Premium and your Accumulated Value to the Indexed Accounts if certain conditions are met. Accumulated Value in the Indexed Accounts are divided into Segments. We create a separate Segment for each allocation to an Indexed Account. Allocations to the 1-Year Indexed Account and 1-Year High Par Indexed Account are made first to the Fixed Account and transferred from the Fixed Account to the Indexed Option on the next Segment Start Date (currently the 15th of each month). Each Segment represents Accumulated Value transferred from the Fixed Account to the Indexed Accounts on a Segment Start Date.

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We credit interest on Accumulated Value in the Indexed Accounts in two ways. One way is that at the end of a one-year period (the SegmentMaturity), we credit interest based in part on any positive change in the S&P 500® Index1, excluding dividends.2 This positive change, however, is limited by the Growth Cap (as discussed below, the Growth Cap includes the Cumulative Segment Guaranteed Interest Rate). The other way, is that on each Business Day we credit interest on Accumulated Value in any Segment based on a minimum interest rate, 1% annually for both the 1-Year Indexed Account and 1-Year High Par Indexed Account (the Segment Guaranteed Interest Rate, as shown in the Policy Specifications). Generally, a portion of the total return on investments in the securities that underlie the S&P 500® are investment dividends. However, allocations to the 1-Year Indexed Account and 1-Year High Par Indexed Account will not receive the portion of total returns attributable to dividends, so that the index’s performance will be less than that of the securities underlying the S&P 500® Index.We refer to the total interest we credit to a Segment as the Total Interest Credited.

Segment Indexed Interest is subject to a Growth Cap, which is the highest percentage that will be credited for a one-year period even if the change in the S&P 500® Index is higher. The Growth Cap is subject to change at our discretion, but the Growth Cap percentage is guaranteed never to be lower than 3% for the 1-Year Indexed Account and 2% for the 1-Year High Par Indexed Account. We will declare any change in the current Growth Cap at the start of a Segment Term; the current Growth Cap will remain in effect for that Segment Term. You should contact us or your life insurance producer for information on the current Growth Cap. The guaranteed minimum Participation Rate is 100% for the 1-Year Indexed Account and 140% for the 1-Year High Par Indexed Account.

Here’s how it works.

• Segment Creation. A new Segment is created when there is a transfer to the Indexed Accounts. The Segment continues until the end of the Segment Term.

• Segment Value Change. The Segment is credited with the Segment Guaranteed Interest and is reduced by Segment Deductions (discussed below).

• Segment Deductions. Over the Segment Term, money may be transferred from the Segments for the Policy’s Monthly Deductions, for withdrawals and for policy loans.

• Segment Indexed Interest. Based in part on any positive change of the Index, additional interest may be credited to the Segment at the end of the Segment Term. It is possible, however, that Segment Indexed Interest will not be greater than zero.

• Segment Maturity. At the end of a Segment Term, the Segment Maturity Value is transferred to a new Segment or to the Fixed Account, based on your instructions.

1  The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Pacific Life Insurance Company. Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Pacific Life Insurance Company. Pacific Life Insurance Company’s Product(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Pacific Life Insurance Company’s Product(s) or any member of the public regarding the advisability of investing in securities generally or in Pacific Life Insurance Company’s Product(s) particularly or the ability of the S&P 500 Index to track general market performance. S&P Dow Jones Indices’ only relationship to Pacific Life Insurance Company with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices or its licensors. The S&P 500 Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Pacific Life Insurance Company or the Pacific Life Insurance Company’s Product(s). S&P Dow Jones Indices have no obligation to take the needs of Pacific Life Insurance Company or the owners of Pacific Life Insurance Company’s Product(s) into consideration in determining, composing or calculating the S&P 500 Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of Pacific Life Insurance Company’s Product(s) or the timing of the issuance or sale of Pacific Life Insurance Company’s Product(s) or in the determination or calculation of the equation by which Pacific Life Insurance Company’s Product(s) is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of Pacific Life Insurance Company’s Product(s). There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to Pacific Life Insurance Company’s Product(s) currently being issued by Pacific Life Insurance Company, but which may be similar to and competitive with Pacific Life Insurance Company’s Product(s). In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the S&P 500 Index.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY PACIFIC LIFE INSURANCE COMPANY, OWNERS OF THE PACIFIC LIFE INSURANCE COMPANY’S PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND PACIFIC LIFE INSURANCE COMPANY, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

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2 The Standard & Poor’s 500® Index (“S&P 500®”) is an unmanaged index that covers 500 industrial, utility, transportation, and financial companies of the U.S. markets.

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Important Considerations:

• Net Premiums and Accumulated Value are not directly deposited in or allocated to the Indexed Fixed Account. Such amounts are first allocated or transferred to the Fixed Account. On a Segment Start Date, we then transfer such Net Premiums and Accumulated Value to the Indexed Accounts.

• All Segment Start Dates currently begin on the 15th of a month. Each Segment Start Date has a Cutoff Date. To begin a Segment on a particular Segment Start Date, we must receive your instructions by the Cutoff Date for that Segment Start Date.

• You can only allocate all or a portion of your Net Premiums or transfer Accumulated Value to the Indexed Accounts if your Policy is not in a Lockout Period (discussed below). However, the Lockout Period will not affect any maturing Segments. Accumulated Value in a Segment that matures during the Lockout Period will be reallocated to a new segment.

• We assess a charge on Accumulated Value in the Indexed Accounts.

• We first deduct all Monthly Deductions, loans, and withdrawals from Accumulated Value in the Fixed Accounts and Variable Accounts. We then deduct amounts in excess of Accumulated Value in the Fixed Accounts and Variable Accounts from the Indexed Accounts.

• There is no guarantee that Segment Indexed Interest will be greater than zero at Segment Maturity. However, we credit Segment Guaranteed Interest daily to Accumulated Value in the Indexed Accounts.

• The total interest crediting rate that is applied to each Segment will never exceed the growth cap, and will never be less than the 1% Segment Guaranteed Interest rate.

• You cannot transfer Accumulated Value from an Indexed Account until Segment Maturity.

• At Segment Maturity, we will automatically invest Segment Maturity Value into a new Segment unless you tell us otherwise by the Cutoff Date.

• We may eliminate or substitute the Index if the Index we are currently using is no longer published, if the licensing agreement for a particular Index expires, or if the cost of providing the investment on the Index becomes too high.

• Changing the Index will not affect the guarantees for the Indexed Accounts.

• We will notify you if we replace the Index.

• We will select a replacement Index in our sole discretion, based on the availability of the Index and our ability to purchase the necessary underlying securities.

The way we calculate interest on Accumulated Value allocated to the Indexed Accounts is different from the way Accumulated Value allocated to a Variable Account, such as the Equity Index Variable Account, is calculated. The Equity Index Variable Account invests in the Pacific Select Fund Equity Index Portfolio, whose investment strategy is to invest at least 80% of its assets in equity securities of companies that are included in the S&P 500® Index. Accumulated Value allocated to the Equity Index Variable Account is valued daily based on the net asset value of the underlying Equity Index Fund. The Equity Index Variable Account reflects the change in the underlying Equity Index Fund’s net asset value.

Conversely, the Indexed Fixed Account is part of Pacific Life’s General Account. Investment of General Account assets is at Pacific Life’s sole discretion, subject to applicable law and regulation. The Segment Indexed Interest credited to Segments of the Indexed Accounts is based in part on any positive change in the S&P 500® Index (without dividends). It is a one-year point-to-point interest crediting strategy that will credit interest based on the one-year performance of the S&P 500® (without dividends) between two points in time, with an annual floor and Growth Cap, as described above. The Segment Guaranteed Interest credited to Segments is based on a predetermined annual interest rate that does not fluctuate during a Segment Term.

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Below is an example that shows how we currently credit interest to a Segment in the 1-Year Indexed Account.

Assumptions:

• A Segment with $10,000 Accumulated Value was created on 12/15/2008.

• There are no deductions for Policy charges, including the .30% Indexed Account Charge (this assumes all charges are deducted from the Fixed Account and/or the Variable Accounts).

• The Growth Cap is 9% for all time periods. (This is a hypothetical Growth Cap for illustrative purposes only.)

• Accumulated Value is reallocated to a new Segment at Segment Maturity.

Segment Start Date	12/15/2008	12/15/2009	12/15/2010	12/15/2011	12/15/2012
Segment End Date	12/15/2009	12/15/2010	12/15/2011	12/15/2012	12/15/2013
Amount at Start of Segment	10,000.00	10,900.00	11,881.00	11,999.81	13,079.79
Average Segment Monthly Balance	10,000.00	10,900.00	11,881.00	11,999.81	13,079.79
Starting Index Value	868.57	1,114.11	1,241.59	1,211.82	1,413.58
Ending Index Value	1,114.11	1,241.59	1,211.82	1,413.58	1,786.54
Index Growth Rate[1]	28.27%	11.44%	-2.40%	16.65%	26.38%
Growth Cap	9%	9%	9%	9%	9%
Participation Rate	100%	100%	100%	100%	100%
Cumulative Segment Guaranteed Interest Rate	1%	1%	1%	1%	1%
Segment Guaranteed Interest	100.00	109.00	118.81	120.00	130.80
Segment Indexed Interest Rate	8.00%	8.00%	0.00%	8.00%	8.00%
Segment Indexed Interest	800.00	872.00	0.00	959.98	1046.38
Total Interest Credited over Term	900.00	981.00	118.81	1079.98	1177.18
Segment Maturity Value	10,900.00	11,881.00	11,999.81	13,079.79	14,256.97

Total Return over Period (12/15/2008 through 12/15/2013)	42.57%
Annual Return over Period (12/15/2008 through 12/15/2013)	7.35%

Below is an example that shows how we currently credit interest to a Segment in the 1-Year High Par Indexed Account. Assumptions:

•  A Segment with $10,000 Accumulated Value was created on 12/15/2008.

• There are no deductions for Policy charges, including the .30% Indexed Account Charge (this assumes all charges are deducted from the Fixed Account and/or the Variable Accounts).

• The Growth Cap is 8% for all time periods. (This is a hypothetical Growth Cap for illustrative purposes only.)

• Accumulated Value is reallocated to a new Segment at Segment Maturity.

Segment Start Date	12/15/2008	12/15/2009	12/15/2010	12/15/2011	12/15/2012
Segment End Date	12/15/2009	12/15/2010	12/15/2011	12/15/2012	12/15/2013
Amount at Start of Segment	10,100.00	10,800.00	11,664.00	11,780.64	12,723.09
Average Segment Monthly Balance	10,100.00	10,800.00	11,664.00	11,780.64	12,723.09
Starting Index Value	868.57	1,114.11	1,241.59	1,211.82	1,413.58
Ending Index Value	1114.11	1,241.59	1,211.82	1,413.58	1,789.54
Index Growth Rate[1]	28.27%	11.44%	-2.40%	16.65%	26.38%
Growth Cap	8%	8%	8%	8%	8%
Participation Rate	150%	150%	150%	150%	150%
Cumulative Segment Guaranteed Interest Rate	1%	1%	1%	1%	1%
Segment Guaranteed Interest	100.00	108.00	116.64	117.81	127.23
Segment Indexed Interest Rate	7.00%	7.00%	0.00%	7.00%	7.00%
Segment Indexed Interest	707.00	756.00	0.00	824.64	890.62
Total Interest Credited over Term	800.00	864.00	116.64	942.45	1,017.85
Segment Maturity Value	10,800.00	11,664.00	11,780.64	12,723.09	13,740.94

Total Return over Period (12/15/2008 through 12/15/2013)	37.41%
Annual Return over Period (12/15/2008 through 12/15/2013)	6.56%
[1] The performance of the Index reflected in this example is not necessarily an indication or guarantee of how the Index will perform in the future.

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Below is an example that shows how we credit interest to a Segment in the 1-Year Indexed Account on a guaranteed basis.

Assumptions:

• A Segment with $10,000 Accumulated Value was created on 12/15/2008.

• There are no deductions for Policy charges, including the .30% Indexed Account Charge (this assumes all charges are deducted from the Fixed Account and/or the Variable Accounts).

• The Growth Cap is 3% for all time periods.

• Accumulated Value is reallocated to a new Segment at Segment Maturity.

Segment Start Date	12/15/2008	12/15/2009	12/15/2010	12/15/2011	12/15/2012
Segment End Date	12/15/2009	12/15/2010	12/15/2011	12/15/2012	12/15/2013
Amount at Start of Segment	10,000.00	10,300.00	10,609.00	10,715.09	11,036.54
Average Segment Monthly Balance	10,000.00	10,300.00	10,609.00	10,715.09	11,036.54
Starting Index Value	868.57	1,114.11	1,241.59	1,211.82	1,413.58
Ending Index Value	1,114.11	1,241.59	1,211.82	1,413.58	1,786.54
Index Growth Rate[1]	28.27%	11.44%	-2.40%	16.65%	26.38%
Growth Cap	3%	3%	3%	3%	3%
Participation Rate	100%	100%	100%	100%	100%
Cumulative Segment Guaranteed Interest Rate	1%	1%	1%	1%	1%
Segment Guaranteed Interest	100.00	103.00	106.09	107.15	110.37
Segment Indexed Interest Rate	2.00%	2.00%	0.00%	2.00%	2.00%
Segment Indexed Interest	200.00	206.00	0.00	214.30	220.73
Total Interest Credited over Term	300.00	309.00	106.09	321.45	331.10
Segment Maturity Value	10,300.00	10,609.00	10,715.09	11,036.54	11,367.64

Total Return over Period (12/15/2008 through 12/15/2013)	13.68%
Annual Return over Period (12/15/2008 through 12/15/2013)	2.60%

Below is an example that shows how we credit interest to a Segment in the 1-Year High Par Indexed Account on a guaranteed basis.

Assumptions:

• A Segment with $10,000 Accumulated Value was created on 12/15/2008.

• There are no deductions for Policy charges, including the .30% Indexed Account Charge (this assumes all charges are deducted from the Fixed Account and/or the Variable Accounts).

• The Growth Cap is 2% for all time periods.

• Accumulated Value is reallocated to a new Segment at Segment Maturity.

Segment Start Date	12/15/2008	12/15/2009	12/15/2010	12/15/2011	12/15/2012
Segment End Date	12/15/2009	12/15/2010	12/15/2011	12/15/2012	12/15/2013
Amount at Start of Segment	10,000.00	10,200.00	10,404.00	10,508.04	10,718.20
Average Segment Monthly Balance	10,000.00	10,200.00	10,404.00	10,508.04	10,718.20
Starting Index Value	868.57	1,114.11	1,241.59	1,211.82	1,413.58
Ending Index Value	1,114.11	1,241.59	1,211.82	1,413.58	1,786.54
Index Growth Rate[1]	28.27%	11.44%	-2.40%	16.65%	26.38%
Growth Cap	2%	2%	2%	2%	2%
Participation Rate[2]	140%	140%	140%	140%	140%
Cumulative Segment Guaranteed Interest Rate	1%	1%	1%	1%	1%
Segment Guaranteed Interest	100	102.00	104.04	105.08	107.18
Segment Indexed Interest Rate	1.00%	1.00%	0.00%	1.00%	1.00%
Segment Indexed Interest	100.00	102.00	0.00	105.08	107.18
Total Interest Credited over Term	200.00	204.00	104.04	210.16	214.36
Segment Maturity Value	10,200.00	10,404.00	10,508.04	10,718.20	10,932.56

Total Return over Period (12/15/2008 through 12/15/2013)	9.33%
Annual Return over Period (12/15/2008 through 12/15/2013)	1.80%

[1] The performance of the Index reflected in this example is not necessarily an indication or guarantee of how the Index will perform in the future.

[2] The guaranteed Participation Rate will never be lower than 140%.

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Here is a summary comparing both Indexed Accounts.

	1-year Indexed Account	1-year High Par Indexed Account
Index	S&P 500® Index	S&P 500® Index
Segment Term	1 year	1 year
Indexed Account Charge	0.025%/month	0.025%/month
Current Participation Rate	100%	150%
Cumulative Segment Guaranteed Interest Rate	1%	1%
Guaranteed Participation Rate	100%	140%
Guaranteed Growth Cap	3%	2%
Cumulative Segment Guaranteed Interest Rate	1%	1%

Deductions from the Indexed Accumulated Value may be taken for monthly Policy charges, withdrawals or loans. We calculate Segment Indexed Interest based on the average Segment Balance over the course of a Segment Term. This means that a proportionate Segment Indexed Interest will be applied to all amounts that are deducted from the Indexed Accounts over the Segment Term.

Here’s an example of how a deduction from the Policy affects Segment Indexed Interest.

• We create the Segment on January 15, 2014 with a $1,000 allocation.

• You have not taken a loan, and we have not deducted Policy charges from the Segment.

• On July 15, you take a single withdrawal (or Policy loan) of $300 from the Segment.

• At the end of the Segment Term, the Index Growth Rate and corresponding Segment Indexed Interest Rate are 10%.

End of Segment Month	Segment Monthly Balance
2/14/2014	$1,000
3/14/2014	$1,000
4/14/2014	$1,000
5/14/2014	$1,000
6/14/2014	$1,000
7/14/2014	$1,000
8/14/2014	$700
9/14/2014	$700
10/14/2014	$700
11/14/2014	$700
12/14/2014	$700
1/14/2015	$700

The average monthly Segment Balance is $850 (6 months × $1,000 + 6 months × $700, divided by 12).

The Segment Indexed Interest credited at Segment Maturity is $85 ($850 × 10% = $85.00). Upon Segment Maturity, the final Segment Accumulated Value is $785 (the $700 remaining Segment Balance plus the $85 Segment Indexed Interest).

How surrenders affect Segment Indexed Interest.

Using the example above, if you surrender the Policy on 7/15/2014 instead of taking a withdrawal, you will forfeit the Segment Indexed Interest we would otherwise have credited, and the $1,000 Accumulated Value in the Segment is included in the Policy’s Net Cash Surrender Value.

Segment Creation:

• Segments can be funded by:

a. premium payments

b. transfers from the Variable Accounts or the Fixed Accounts

c. reallocated amounts from prior Segments following Segment Maturity.

• A new Segment is created when amounts are transferred from the Fixed Account to the Indexed Account.

• Accumulated Value held in the Fixed Account will earn interest at the Fixed Account rate until it is transferred.

In order for us to create a Segment on a particular Segment Start Date, we must receive your instructions by the Cutoff Date for that Segment Start Date. It is important to remember the Accumulated Value we transfer from the Fixed Account at the Segment Start Date may be less than your Designated Amount if we deducted Policy charges, or if you took a withdrawal or loan, from the Fixed Account before the Segment Start Date.

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Once a Segment is created, you may not transfer Accumulated Value out of that Segment to any other Investment Option before the end of the Segment Term.

Allocations to the Indexed Accounts will first be made to the Fixed Account and transferred to the Indexed Accounts on the next Segment Start Date. The value in the Indexed Accounts may come from several sources:

• Net Premiums or loan repayments that you have instructed us to transfer to the Indexed Option;

• Transfers you request from the Fixed Account;

• Transfers from the Variable Accounts and Fixed LT Account, which can be made to the Fixed Account under policy Transfer guidelines, and then transferred from the Fixed Account into the Indexed Accounts.

Any persistency credits or loan interest credits earned on Accumulated Value will not be allocated into the Indexed Accounts.

Transfers from the Fixed Account to an Indexed Accounts may not be made during the Lockout Period.

Each Segment has its own Growth Cap and Participation Rate. The Growth Cap and Participation Rate for a Segment are those in effect on the Segment Start Date. The Growth Cap and Participation Rate in effect as of the Policy Date are shown in the Policy Specifications. We will notify you in the Annual Report or other written notice if they change.

We reserve the right to change the Segment Start Dates and to limit transfers into the Indexed Accounts, but in any event you will be allowed to make transfers at least once per calendar quarter. We will notify you in the Annual Report or other written notice if we change the Segment Start Dates.

There are two ways to make transfers to the Indexed Account:

• Payment and Reallocation Instructions;

• Transfers by Written Request

Transfers to the Indexed Accounts will be based on your latest instructions on file with us. There are two types of instructions for transfers to the Indexed Accounts.

1. Payment Instructions: are your instructions to us to transfer a portion of a Net Premium or Loan Repayment to the Indexed Account. The portion of the Net Premium or Loan repayment that you designated will be deposited into the Fixed Account on the day it is received and will remain there until the next Segment Start Date, assuming we received your instructions by the Cutoff Date for that Segment Start Date. The Fixed Account will earn interest and be assessed Policy charges during this period. On the Segment Start Date, we will transfer the lesser of the amount of Net Premium or Loan Repayment you designated for transfer, or the value of the Fixed Account. If you did not give us instructions by the Cutoff Date or if your Policy is in a Lockout Period, we will not make the transfer to the Indexed Account.

 An example:

 We receive and apply a premium payment of $10,000 on January 2, which corresponds to a Net Premium of $9,485 after deduction of a $515 maximum premium load. Based upon your payment instructions, 100% of the Net Premium is applied to the Indexed Fixed Account and the Designated Amount = $9,485.

 On January 2, the Designated Amount is applied to the Fixed Account and the Fixed Account balance is $9,485. The Policy earns interest and charges are deducted, and on January 15 (the Segment Start Date), the Fixed Account balance is equal to $9,400.

 On January 15, the Segment Start Date, the Fixed Account balance is $9,400, which is less than the Designated Amount. This amount will be transferred to the Indexed Account and the Fixed Account balance will be zero.

 Another example:

 Using the same examples as above, but assuming that the Fixed Account Value is $9,700 on the Segment Start Date:

 On January 15, the Segment Start Date, the Designated Amount of $9,485 will be transferred to the Indexed Account. The Fixed Account value will be $215.

2. Reallocation Instructions: are your instructions to us to reallocate the Segment Maturity Value to the Indexed Accounts at the end of a Segment Term or the Fixed Options. If you did not give us instructions, the Segment Maturity Value automatically will be reallocated to the same Indexed Account to create a new Segment. Transfer of the Segment Maturity Value from the Fixed Account to other Investment Options must be made in compliance with your Policy’s transfer restrictions. Transfer restrictions in effect may increase the amount of time required to transfer your Indexed Accumulated Value from the Indexed Accounts. See Transferring Among Investment Options and Market-timing Restrictions.

 You may also make transfers to the Indexed Accounts by Written Request. We must receive your request before the Cutoff Date. When we receive your Written Request, we will make the allocation first to the Fixed Account and then transfer it to the Indexed Accounts on the next Segment Start Date. If you want to transfer Accumulated Value from other Investment Options into the

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Indexed Accounts, your Accumulated Value will first be transferred from the Investment Options to the Fixed Account, according to the Transfer provisions in your Policy, and then transferred from the Fixed Account to the Indexed Accounts. See Transferring Among Investment Options and Market-timing Restrictions.

 Any reallocation of Segment Maturity Value from the Indexed Accounts to the Fixed Options will occur before any other transfer.

Segment Value Changes:

We credit interest daily to each Segment from the Segment Date to Segment Maturity at an annual rate equal to the Segment Guaranteed Interest Rate shown in your Policy Specifications.

Deductions from your Policy’s Accumulated Value for Monthly Deductions, policy loans and withdrawals are taken first from the Policy’s Fixed Accumulated Value and Variable Accumulated Value. If there is no Fixed Accumulated Value or Variable Accumulated Value, we will take deductions from the Indexed Accumulated Value. Deductions are first taken from the 1-Year Indexed Account , and then from the 1-Year High Par Indexed Account. Deductions are made for all Segments within each Indexed Account proportionate to Segment Value For each Segment, deductions are taken first from the Segment monthly balance (defined below under Segment Maturity) and then from the Segment Guaranteed Interest. If a withdrawal or loan is taken from the Policy that results in a deduction from the Indexed Accounts, and the withdrawal or loan is not taken pursuant to a Systematic Distribution Program, then a Lockout Period will begin. During the Lockout Period you may not allocate all or a portion of a Net Premium, loan repayments or otherwise transfer Accumulated Value from the Fixed Account into the Indexed Accounts. Segment reallocations for any maturing Segment will be made according to your reallocation instructions.

Segment Maturity:

We calculate Segment Indexed Interest, if any, and credit it to the Segment at Segment Maturity. We will never credit negative interest to the Indexed Accounts. The Segment ends at Segment Maturity and we allocate the Segment Maturity Value to the Investment Options according to your reallocation instructions on file with us. If you have not given us reallocation instructions, we will reallocate the Segment Maturity Value to a new Segment in the Indexed Accounts. Reallocation to a new Segment will be subject to the Growth Cap and Segment Indexed Interest Rate then in effect. However, if the Segment Maturity Value consists only of the Segment Guaranteed Interest and the Segment Indexed Interest, we will transfer such value into the Fixed Account.

The Segment Indexed Interest is the average of all Segment monthly balances over the entire Segment Term multiplied by the Segment Indexed Interest Rate.

The Segment monthly balance is, as of the end of any Segment Month, the amount initially transferred to the Segment minus all Segment Deductions, excluding any interest that may have been credited to the Segment. We calculate the Segment monthly balance as of the end of each Segment Month, and average these amounts for determining the Segment Indexed Interest.

The Segment Indexed Interest Rate reflects the Index Growth Rate, and is equal to [the lesser of (a × b) and c] – d, such result being not less than zero, where:

a = Index Growth Rate;

b = Participation Rate (currently 100% for the 1-Year Indexed Account and 150% for the 1-Year High Par Indexed Account and guaranteed to be not less than 100% for the 1-Year Indexed Account and 140% for the 1-Year High Par Indexed Account);

c = Growth Cap (Will not be less than 3% for the 1-Year Indexed Account and 2% for the 1-Year High Par Indexed Account); and

d = Cumulative Segment Guaranteed Interest Rate (1%).

Transferring Among Investment Options and Market-timing Restrictions

Transfers

You can transfer among your Investment Options any time during the life of your Policy without triggering any current income tax. If your state requires us to refund your premiums when you exercise your Free Look Right, you can make transfers and use transfer programs only after the Free Look Transfer Date. Your transfer of Accumulated Value on the Free Look Transfer Date does not count as a transfer for purpose of applying the limitations described in this section. You can make transfers by writing to us, by making a telephone or electronic transfer, or by signing up for one of our automatic transfer services. You will find more information about making telephone and electronic transfers in POLICY BASICS.

Transfers will normally be effective as of the end of the Business Day we receive your written, telephone or electronic request.

Here are some things you need to know about making transfers:

• Transfers are limited to 25 for each calendar year.

• If you have used all 25 transfers available to you in a calendar year, you may no longer make transfers between the Investment Options until the start of the next calendar year. However, you may make 1 transfer of all or a portion of your Policy’s Accumulated Value remaining in the Variable Investment Options into the Fidelity VIP Money Market Variable Account prior to the start of the next calendar year.

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• You may only make 2 transfers in any calendar month to or from each of the following Investment Options: American Funds Growth-Income Portfolio, American Funds Growth Portfolio, American Funds Asset Allocation Portfolio, Currency Strategies Portfolio, Global Absolute Return Portfolio, Precious Metals Portfolio, Fidelity VIP Contrafund® Service Class 2, Fidelity VIP Freedom Income Service Class 2, Fidelity VIP Freedom 2010 Service Class 2, Fidelity VIP Freedom 2015 Service Class 2, Fidelity VIP Freedom 2020 Service Class 2, Fidelity VIP Freedom 2025 Service Class 2, Fidelity VIP Freedom 2030 Service Class 2, Fidelity VIP Freedom 2035 Service Class 2, Fidelity VIP Freedom 2045 Service Class 2, Fidelity VIP Growth Service Class 2, Fidelity VIP Mid Cap Service Class 2 and Fidelity VIP Value Strategies Service Class 2, T. Rowe Price Blue Chip Growth Portfolio – II, T. Rowe Price Equity Income Portfolio – II. For example, if you transfer Accumulated Value from the Fidelity VIP Freedom Income portfolio into the American Funds Growth portfolio, you may make one additional transfer to or from each of those portfolios, during that calendar month.

• Additionally, only 2 transfers in any calendar month may involve any of the following Investment Options: International Value Portfolio, International Small-Cap Portfolio, International Large-Cap Portfolio, Emerging Markets Portfolio, Emerging Markets Debt Portfolio, Variable Account I (M International Equity Fund), BlackRock Global Allocation V.I. Fund Class III, GE Investments Total Return Fund Class 3, Invesco V.I. International Growth Fund Series II, Janus Aspen Series Overseas Portfolio Service Class, Lazard Retirement Global Dynamic Multi Asset Portfolio Service Class, Oppenheimer Global Fund/VA Service Shares, PIMCO Global Multi-Asset Managed Allocation Portfolio - Advisor Class, Templeton Foreign VIP Fund Class 2, Templeton Global Bond VIP Fund Class 2 or Van Eck VIP Global Hard Assets Fund Initial Class.

• For the purpose of applying the limitations, multiple transfers that occur on the same day are considered 1 transfer. Transfers into the Loan Account, a transfer of Accumulated Value from the Loan Account into your Investment Options following a loan payment, or transfers that occur as a result of the dollar cost averaging service, the portfolio rebalancing service, approved corporate owned life insurance policy rebalancing programs, the first year transfer service or an approved asset allocation service are excluded from the transfer limitations. Also, allocations of premium payments are not subject to these limitations.

• Transfers to or from a Variable Investment Option cannot be made before the seventh calendar day following the last transfer to or from the same Variable Investment Option. If the seventh calendar day is not a Business Day, then a transfer may not occur until the next Business Day. The day of the last transfer is not considered a calendar day for purposes of meeting this requirement. For example, if you make a transfer into the Dividend Growth Variable Investment Option on Monday, you may not make any transfers to or from that Variable Investment Option before the following Monday. Transfers to or from the Fidelity VIP Money Market Variable Account are excluded from this limitation.

• Only one transfer into the Fixed LT account is allowed during the Policy Year any 12 month period. There is no limit on the number of transfers into the Fixed Account other than the restriction that the total number of transfers cannot exceed 25 in a policy year. Transfers to the Fixed Options may be limited (see YOUR INVESTMENT OPTIONS – Fixed Options).

• You can make one transfer in any 12-month period from each Fixed Option, except if you have signed up for the first year transfer service (see YOUR INVESTMENT OPTIONS – Transfer Services later in this section). Such transfers are limited to the greater of:

• $5,000, 25% of your Policy’s Accumulated Value in the Fixed Account, or the amount transferred from the Fixed Account to the Variable Accounts in the prior year. You may transfer 100% of the value in the Fixed Account to the Fixed LT Account.

• $5,000, 10% of your Policy’s Accumulated Value in the Fixed LT Account, or the amount transferred from the Fixed LT Account to the Variable Accounts or Fixed Account in the prior year.

• We reserve the right, in our sole discretion, to waive the transfer restrictions on the Fixed Options. Please contact us or your life insurance producer to find out if a waiver is currently in effect.

• If you request a transfer to the Indexed Fixed Account, we will make the transfer first to the Fixed Account and then to the Indexed Fixed Account on the next Segment Start Date.

• Currently, there is no charge for making a transfer but we may charge you in the future. The maximum fee we will charge for a transfer is $25 per transfer in excess of 12 per Policy Year.

• There is no minimum required value for the Investment Option you are transferring to or from.

• There is no minimum amount required if you are making transfers between Variable Investment Options.

• You cannot make a transfer if your Policy is in the grace period and is in danger of lapsing.

• We can restrict or suspend transfers.

• We will notify you or your representative if we refuse or delay your transfer request.

• We have the right to impose limits on transfer amounts, the value of the Investment Options you are transferring to or from, or impose further limits on the number and frequency of transfers you can make. Any policy we establish with regard to the exercise of any of these rights will be applied uniformly to all Policy Owners.

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There are no exceptions to the above transfer limitations in the absence of an error by us, a substitution of Investment Options, or reorganization of underlying portfolios or other extraordinary circumstances.

We do not count the transfer from the Fixed Account to an Indexed Account towards the number of transfers you may make in Policy Year. Further, we do not count such transfer towards the number of transfers you may make in a Policy Year without a transfer fee.

You may not transfer from an Indexed Account until Segment Maturity. In addition, you may not allocate all or a portion of a Net Premium or Accumulated Value to the Indexed Account if your Policy is in a Lockout Period.

Any amounts transferred from the Indexed Account to the Fixed Account or any of the Variable Options at Segment Maturity will be subject to applicable transfer restrictions following the transfer. However, if the request is for a transfer from the Indexed Account to any of the Variable Options, the transfer from the Indexed Account to the Fixed Account required before the transfer to the Variable Options will not be counted against the Fixed Account transfer restrictions.

Market-timing restrictions

The Policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the Policy. Such frequent trading can disrupt management of the underlying portfolios and raise expenses. The transfer limitations set forth above are intended to reduce frequent trading. In addition, we monitor certain large transaction activity in an attempt to detect trading that may be disruptive to the portfolios. In the event transfer activity is found to be disruptive, certain future subsequent transfers by such Policy Owners, or by a life insurance producer or other party acting on behalf of one or more Policy Owners, will require preclearance. Frequent trading and large transactions that are disruptive to portfolio management can have an adverse effect on portfolio performance and therefore your Policy’s performance. Such trading may also cause dilution in the value of the Investment Options held by long-term Policy Owners. While these issues can occur in connection with any of the underlying portfolios, portfolios holding securities that are subject to market pricing inefficiencies are more susceptible to abuse. For example, portfolios holding international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing of the portfolios.

Our policies and procedures which limit the number and frequency of transfers and which may impose preclearance requirements on certain large transactions are applied uniformly to all Policy Owners, subject to the transfer restrictions outlined above. However, there is a risk that these policies and procedures will not detect all potentially disruptive activity or will otherwise prove ineffective in whole or in part. Further, we and our affiliates make available to our variable life insurance policy owners and variable annuity contract owners underlying Funds not affiliated with us. We are unable to monitor or restrict the trading activity with respect to shares of such Funds not sold in connection with our contracts. In the event the Board of Trustees/Directors of any underlying Fund imposes a redemption fee or trading (transfers) limitations, we will pass them on to you.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions on behalf of multiple Policy Owners. Such restrictions could include:

• not accepting transfer instructions from a representative acting on behalf of more than one Policy Owner, and

• not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one Policy Owner at a time.

We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other policy owners.

Transfer Services

We offer several services that allow you to make transfers of Accumulated Value or interest earnings from one Investment Option to another. Under the dollar cost averaging and portfolio rebalancing services, you can transfer among the Variable Investment Options. Under the first year transfer service, you can make transfers from the Fixed Account to the Fixed LT Account and the Variable Investment Options. Under the Fixed Option interest sweep service, you can transfer interest earnings from the Fixed Account or Fixed LT Account to the Variable Investment Options. Under the Scheduled Indexed Transfer Program, you can schedule transfers from the Fixed Account to the Indexed Accounts.

We may restrict the number of transfer services in which you can participate at any time. We have the right to discontinue, modify or suspend any of these transfer services at any time.

Detailed information regarding each transfer service appears in the SAI.

Dollar cost averaging

Our dollar cost averaging service allows you to make scheduled transfers of $50 or more between Variable Investment Options. It does not allow you to make transfers to or from either of the Fixed Options or the Indexed Options. We process transfers as of the end of the Business Day on your Policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you choose. You must have at least $5,000 in a Variable Investment Option to start the service.

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Since the value of accumulation units can change, more units are credited for a scheduled transfer when unit values are lower, and fewer units when unit values are higher. This allows you to average the cost of investments over time. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Investing this way does not guarantee profits or prevent losses.

We will not charge you for the dollar cost averaging service or for transfers made under this service, even if we decide to charge you in the future for transfers outside of the service, except if we have to by law.

Portfolio rebalancing

As the value of the underlying portfolios changes, the value of the allocations to the Variable Investment Options will also change. The portfolio rebalancing service automatically transfers your Policy’s Accumulated Value among the Variable Investment Options according to your original percentage allocations. We process transfers as of the end of the Business Day on your Policy’s next quarterly, semi-annual or annual anniversary, depending on the interval you choose, unless you specify a different start date.

Because the portfolio rebalancing service matches your original percentage allocations, we may transfer money from an Investment Option with relatively higher returns to one with relatively lower returns.

We do not charge for the portfolio rebalancing service and we do not currently charge for transfers made under this service. If imposed, transfer fees could be substantial if total transfers scheduled under this service plus any unscheduled transfers you request exceed any applicable minimum guarantee of free transfers per Policy Year.

If at any time you move all or any portion of your Policy’s Accumulated Value out of the Investment Options you selected at the time you enrolled in the portfolio rebalancing service, your enrollment will be cancelled. Once the portfolio rebalancing service is cancelled, you must wait 30 days before you can re-enroll.

First year transfer

Our first year transfer service allows you to make monthly transfers from the Fixed Account to the Variable Investment Options or the Fixed LT Account during the first year your Policy is In Force. It does not allow you to transfer among Variable Investment Options. You enroll in the service when you apply for your Policy and include specific details on your application.

This service allows you to average the cost of investments over the first 12 months from the date your initial premium is applied to your Policy. Investing this way does not guarantee profits or prevent losses.

We do not charge for the first year transfer service and we do not currently charge for transfers made under this service. If imposed, transfer fees could be substantial if total transfers scheduled under this service plus any unscheduled transfers you request exceed any applicable minimum guarantee of free transfers per Policy Year.

Fixed Option interest sweep

The Fixed Option interest sweep service allows you to make scheduled transfers of the accumulated interest earnings from your Fixed Account or Fixed LT Account to the Variable Investment Options. At the time you complete the election form for the Fixed Option interest sweep service, you will select either the Fixed Account or the Fixed LT Account as the account from which you want to transfer interest earnings. You will also select the Variable Investment Options to which you wish to transfer the interest earnings. Interest earnings subject to transfer under the Fixed Option interest sweep service will begin to accrue on the Policy’s first monthly anniversary following your enrollment in the service. Each transfer must be at least $50. If the fixed account option you selected on the election form does not have interest earnings of at least $50, the transfer will be held until the next scheduled transfer date when the interest earnings are at least $50. Amounts transferred under the Fixed Option interest sweep service do not count against the Fixed Option transfer limitations or Investment Option transfer restrictions.

We do not charge for the Fixed Option interest sweep service and we do not currently charge for transfers made under this service. If imposed, transfer fees could be substantial if total transfers scheduled under this service plus any unscheduled transfers you request exceed any applicable minimum guarantee of free transfers per Policy Year.

Scheduled Indexed Transfer program

Our Scheduled Indexed Transfer program (SIT) allows you to make scheduled transfers from the Fixed Account to the available Indexed Accounts. When you complete the electronic form for the SIT, you must specify one of the two available methods to make the allocation: the Specified Amount method or the Period Depletion method.

If you select the Specified Amount method, you will request a specific amount to be transferred. This amount will be transferred until the Fixed Account has been depleted.

If you select the Period Depletion method, you will specify the number of transfers you wish to make. Amounts will be reallocated from the Fixed Account into the Indexed using a declining balance calculation until the Fixed Account has been depleted.

Allocations from the Fixed Account to new segments of the Indexed Account will occur on the Transfer Date after any other transfers or premium payment allocations have occurred.

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WITHDRAWALS, SURRENDERS AND LOANS

You can take out all or part of your Policy’s Accumulated Value while your Policy is In Force by making withdrawals or surrendering your Policy. You can take out a loan from us using your Policy as security. You can also use your Policy’s loan and withdrawal features to supplement your income, for example, during retirement.

Making a withdrawal, taking out a loan or surrendering your Policy can change your Policy’s tax status, generate taxable income, or make your Policy more susceptible to lapsing. Be sure to plan carefully before using these Policy benefits.

If you withdraw a larger amount than your investment in your Policy, or if your Policy is classified as a Modified Endowment Contract, your withdrawal may be considered taxable income.

For more information on the tax treatment of withdrawals or loans, or in the event you surrender your Policy, see VARIABLE LIFE INSURANCE AND YOUR TAXES.

Making Withdrawals

You can withdraw part of your Policy’s Net Cash Surrender Value starting on your Policy’s first anniversary. Here’s how it works:

• You must send us a Written Request that’s signed by all owners.

• Each withdrawal must be at least $200, and the Net Cash Surrender Value of your Policy after the withdrawal must be at least $500.

• We will not accept your request to make a withdrawal if it will cause your Policy to become a Modified Endowment Contract, unless you have told us in writing that you want your Policy to become a Modified Endowment Contract.

• We may charge you $25 for each withdrawal you make. (There is no charge currently imposed upon a withdrawal.)

• You can choose to receive your withdrawal in a lump sum or use it to buy an income benefit. Please see the discussion about income benefits in GENERAL INFORMATION ABOUT YOUR POLICY.

• The Accumulated Value, Cash Surrender Value and Net Cash Surrender Value of your Policy will be reduced by the amount of each withdrawal. The withdrawal will be processed as an Account Deduction.

• If the Survivor dies after you have sent a withdrawal request to us, but before we have made the withdrawal, we will deduct the amount of the withdrawal from any Death Benefit Proceeds owing.

How withdrawals affect your Policy’s Death Benefit

Making a withdrawal will affect your Policy’s Death Benefit in the following ways:

• If your Policy’s Death Benefit does not equal the Minimum Death Benefit, the Death Benefit may decrease by the amount of your withdrawal.

• If your Policy’s Death Benefit equals the Minimum Death Benefit, the Death Benefit may decrease by more than the amount of your withdrawal.

How withdrawals affect your Policy’s Face Amount

If you have chosen Death Benefit Option B or Option C, making a withdrawal does not reduce your Policy’s Total Face Amount.

If you have chosen Death Benefit Option A, then a withdrawal may reduce your Policy’s Total Face Amount; however, the first withdrawal of each year in the first 15 Policy Years up to the lesser of $10,000 or 10% of the Net Cash Surrender Value will not reduce the Policy’s Total Face Amount. If you withdraw a larger amount, or make additional withdrawals, the Total Face Amount will usually be reduced by the amount, if any, by which the Total Face Amount exceeds the result of the Death Benefit immediately before the withdrawal minus the amount of the withdrawal. For Policies with Death Benefit Option A and the Guideline Premium Test election, the Total Face Amount reduction following a withdrawal may be limited to keep the Guideline Premium Limit greater than zero at all times prior to Age 100.

We reserve the right to refuse any withdrawal request that would reduce the Policy’s Total Face Amount to less than $10,000 after the withdrawal.

An example

For a Policy with a Face Amount of $250,000 and a Surrender Value of $80,000, the Owner may withdraw the lesser of $10,000 or $8,000 (10% × $80,000) without any reduction in Face Amount.

Example 1: Owner requests a withdrawal of $6,000. There will be no reduction in Face Amount.

Example 2: Owner requests a withdrawal of $10,000. The Face Amount reduction is the amount of the withdrawal, less the allowable withdrawal amount, or $2,000 ($10,000 – $8,000 = $2,000). The Face Amount following the withdrawal is $248,000 ($250,000 – $2,000 = $248,000).

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Taking Out a Loan

You can borrow money from us any time after the free look period. The minimum amount you can borrow is $200, unless there are other restrictions in your state. The maximum amount available to borrow is less than 100% of your Accumulated Value.

Taking out a loan will affect the growth of your Policy’s Accumulated Value, and may affect the Death Benefit.

You may request a loan either by sending us a request in writing, over the telephone or electronically. You will find more information about requesting a loan by telephone or electronically in POLICY BASICS.

When you borrow money from us, we use your Policy’s Accumulated Value as security. You pay interest on the amount you borrow. The Accumulated Value set aside to secure your loan also earns interest. Here’s how it works:

• To secure the loan, we transfer an amount equal to the amount you are borrowing from your Accumulated Value in the Investment Options to the Loan Account. We will transfer the loan from the Investment Options that make up your Policy’s Accumulated Value to the Loan account. The loan amount will be processed as an Account Deduction.

• Interest owing on the amount you have borrowed accrues daily at an annual rate of 2.25%. Interest that has accrued during the Policy Year is due on your Policy Anniversary.

• Taking a loan or making a withdrawal from the Policy that results in a deduction from the Indexed Accounts, other than a withdrawal or loan pursuant to a Systematic Distribution Program, will cause a Lockout Period to begin. During the Lockout Period, you may not allocate any Net Premium payments, loan repayments or otherwise transfer Accumulated Value from the Fixed Account into the Indexed Accounts. Reallocations for any maturing Segment will be made according to your reallocation instructions.

• The amount in the Loan Account earns interest daily at an annual rate of at least 2.00%. On each Policy Anniversary, if the Policy Debt exceeds the Loan Account Value, then the excess is transferred from your Policy’s Investment Options to the Loan Account on a proportionate basis to the Loan Account. If the Loan Account Value exceeds Policy Debt, then the excess will be transferred from the Loan Account to the Investment Options according to your most recent premium allocation instructions.

• We currently intend to credit interest on the amount in the Loan Account at an annual rate of 2.25% in Policy Year 6 and thereafter. We can decrease the rate credited if we believe the change is needed to ensure that your Policy loan is not treated as a taxable distribution under federal income tax laws, or under any applicable ruling, regulation, or court decision. We will not decrease the annual rate to less than 2.00% on the amount in the Loan Account.

How much you can borrow

The maximum amount you may borrow on any date is equal to the Accumulated Value less:

• three times the most recent monthly deduction;

• any surrender charge; and

• any existing Policy Debt.

An example of how much you can borrow
For a Policy in Policy Year 5 with:
• Accumulated Value of $100,000 • Policy Debt of $60,000 • a most recent monthly deduction of $225 • a surrender charge of $5,000 if the Policy was surrendered on the day the loan is taken.
The maximum amount you can borrow is $34,325. (100,000 – (3 × 225) – 5,000 – 60,000)

Paying off your loan

You can pay off all or part of the loan any time while your Policy is In Force. Unless you tell us otherwise, we will generally transfer any loan payments you make proportionately to your Investment Options according to your most recent allocation instructions. We may, however, first transfer any loan payments you make to the Fixed Options, up to the amount originally transferred from the Fixed Options to the Loan Account. We will then transfer any excess amount to your Variable Investment Options according to your most recent allocation instructions.

While you have Policy Debt, we will treat any money you send us as a loan repayment unless you tell us otherwise in writing.

You can make monthly loan payments using our Electronic Funds Transfer Plan. Please see HOW YOUR PREMIUMS WORK-Paying Your Premium-Monthly Electronic Funds Transfer Plan section for details.

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What happens if you do not pay off your loan

If you do not pay off your loan, we will deduct the Policy Debt from one of the following:

• the Death Benefit Proceeds before we pay them to your Beneficiary

• the Cash Surrender Value if you surrender your Policy

Taking out a loan, whether or not you repay it, will have a permanent effect on the value of your Policy. For example, while your Policy’s Accumulated Value is held in the Loan Account, it will miss out on all earnings available in the Investment Options. The amount of interest you earn on the Loan Account may be less than the amount of interest you would have earned from the Fixed Options. These could lower your Policy’s Accumulated Value, which could reduce the amount of the Death Benefit.

When a loan is outstanding, the amount in the Loan Account is not available to help pay for any Policy charges. If, after deducting your Policy Debt, there is not enough Accumulated Value in your Policy to cover the Policy charges, your Policy could lapse. You may need to make additional premium payments or loan repayments to prevent your Policy from lapsing.

Your Policy Debt could result in taxable income if you surrender your Policy, if your Policy lapses, or if your Policy is a Modified Endowment Contract. You should talk to your tax advisor before taking out a loan under your Policy. See VARIABLE LIFE INSURANCE AND YOUR TAXES – Taxation of Distributions.

Ways to Use Your Policy’s Loan and Withdrawal Features

You can use your Policy’s loan and withdrawal features to supplement your income, for example, during retirement. If you are interested in using your life insurance Policy to supplement your retirement income, please contact us for more information.

Setting up an income stream may not be suitable for all Policy Owners.

Here are some things you should consider when setting up an income stream:

• the rate of return you expect to earn on your Investment Options

• how long you would like to receive regular income

• the amount of Accumulated Value you want to maintain in your Policy.

You can ask your life insurance producer for Illustrations showing how Policy charges may affect existing Accumulated Value and how future withdrawals and loans may affect the Accumulated Value and Death Benefit. You can also ask for accompanying charts and graphs that compare results from various retirement strategies.

Understanding the risks

Using your Policy to supplement your income does not change your rights or our obligations under the Policy. The terms for loans and withdrawals described in this prospectus remain the same. It is important to understand the risks that are involved in using your Policy’s loan and withdrawal features. Use of these features may increase the chance of your Policy lapsing.

You should consult with your financial adviser and carefully consider how much you can withdraw and borrow from your Policy each year to set up your income stream.

Automated Income Option

Our automated income option (“AIO”) program allows you to make scheduled withdrawals or loans. Your Policy is eligible after the 7th Policy Anniversary. To begin the program, you must have a minimum Net Cash Surrender Value of $50,000, and your Policy must not qualify as a Modified Endowment Contract.

You request participation in the AIO program and specify your AIO preferences by sending us an AIO Request Form. If you wish to do so, contact your life insurance producer for an AIO Request Form.

There is no fee to participate in the AIO program. The $25 fee for withdrawals under the AIO program is currently waived.

Withdrawals and loans may reduce Policy values and benefits. They may also increase your risk of lapse. In order to minimize the risk of lapse, you should not take additional loans or withdrawals while you are in the AIO program.

Distributions under the AIO program may result in tax liability. Please consult your tax advisor. For more information, see VARIABLE LIFE INSURANCE AND YOUR TAXES.

You may discontinue participation in the AIO program at any time by sending a Written Request to us.

Detailed information appears in the SAI.

Surrendering Your Policy

You can surrender or cash in your Policy at any time while either Insured is still living.

Here are some things you need to know about surrendering your Policy:

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• You must send us your Policy and a Written Request.

• We will send you the Policy’s Net Cash Surrender Value. You can choose to receive your money in a lump sum or use it to buy an income benefit. Please see GENERAL INFORMATION ABOUT YOUR POLICY – Income Benefit.

• If you surrender your Policy during the first 10 Policy Years, we will deduct a surrender charge.

• Each Basic Coverage Layer has a surrender charge, based on the Face Amount of each Basic Coverage Layer and the Age and Risk Class of either Insured, and the Death Benefit Option, on the date each Coverage Layer is effective. If you request an increase to your Policy’s Basic Coverage Layer Face Amount, we will send you a supplemental schedule of benefits that shows the surrender charge factors associated with the increase.

During the first policy month, the Surrender Charge is equal to the initial amount reduced by 1/12 of the reduction factor. After the first policy month, the surrender charge decreases on each Monthly Payment Date by 1/12 of the Reduction Factor until the charge becomes $0 after the End Year. The Initial Amount, Reduction Factor and End Year are shown in the Table of Surrender Charge Factors in your Policy Specifications.

Example

For a Policy that insures a male non-smoker Age 56 and a female non-smoker Age 53 when the Policy is issued, with a Face Amount of $1,000,000

Initial Amount = $13,600.00
Reduction Factor = $0.00
End Year = 5

In Years 1 -5, the surrender charge is: $13,600.00

Initial Amount = $13,600.00
Reduction Factor = $2,720
End Year = 10

In Year 6, Policy month 1, the surrender charge is: $13,373.33 ($13,600.00 – ($2,720.00 ÷ 12))

If there have been decreases in the Basic Coverage Layer Face Amount, including decreases due to withdrawals, the Surrender Charge will not change as a result of the decrease. The Surrender Charge described is the guaranteed maximum charge. We may charge less than such guaranteed maximum charge. Any lesser charge will apply uniformly to all members of the same Class.

In addition, any Coverage Layer representing an increase in Basic Life Coverage will have an associated Surrender Charge and Reduction Factor that will be provided in a Supplemental Schedule of Coverage. The Surrender Charge for any such Coverage Layer will be effective as of the Coverage Layer Date and as of the beginning of each Coverage Year thereafter, and will decrease in the same manner as the initial Basic Life Coverage Layer.

• There is no surrender charge on any Coverage Layer after 10 Policy Years from the date the Coverage Layer is effective.

• We guarantee the surrender charge rates will not increase.

• If you decrease the Face Amount, the decrease will not affect your Policy’s surrender charge.

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GENERAL INFORMATION ABOUT YOUR POLICY

This section tells you some additional things you should know about your Policy.

Income Benefit

If you surrender or make a withdrawal from your Policy, you can use the money to buy an income benefit that provides a monthly income. Your Policy’s Beneficiary can use Death Benefit Proceeds to buy an income benefit. In addition to the income benefit described below, you can choose from other income benefits we may make available from time to time.

The following is one income benefit available under the Policy:

• The income benefit is based on the life of the person receiving the income. If the Policy Owner is buying the income benefit, monthly income will be based on the Owner’s life. If the Policy’s Beneficiary buys the income benefit, monthly income will be based on the Beneficiary’s life.

• We will pay a monthly income for at least 10 years regardless of whether the person receiving the income is still alive.

• After 10 years, we will only pay the monthly income for as long as the person receiving it is still alive.

• The minimum monthly income benefit calculated must be at least $100.

• For this income benefit, the amount you receive will always be at least as much as the amount guaranteed by your Policy.

Paying the Death Benefit in the Case of Suicide

If both Insureds commit suicide, or if the Survivor commits suicide, within two years of the Policy Date, while sane or insane, Death Benefit Proceeds will be the total of all premiums you have paid, less any Policy Debt and any withdrawals you have made.

If you reinstate your Policy and both Insureds commit suicide, or if the Survivor commits suicide, while sane or insane, within two years of the latest reinstatement date, the Death Benefit Proceeds will be the sum of the premiums paid, less the sum of any Policy loans and withdrawals taken, since the latest reinstatement date.

If both Insureds commit suicide, or if the Survivor commits suicide, while sane or insane, after two years from the Policy Date but within two years of any increase in Total Face Amount or, if applicable, the latest reinstatement after any such increase, the Death Benefit Proceeds will be limited by the following adjustments:

1) any such increase in Total Face Amount will be excluded;

2) refund of the portion of monthly deductions associated with any such increase will be included; and

3) premium load associated with the portion of monthly deductions referred to in 2) above will be included.

Replacement of Life Insurance or Annuities

The term replacement has a special meaning in the life insurance industry. Before you make a decision to buy, we want you to understand what impact a replacement may have on your existing insurance policy.

A replacement occurs when you buy a new life insurance policy or annuity contract, and a policy or contract you already own has been or will be:

• lapsed, forfeited, surrendered or partially surrendered, assigned to the replacing insurer, or otherwise terminated

• converted to reduced paid-up insurance, continued as extended term insurance, or otherwise reduced in value by the use of nonforfeiture benefits or other policy values

• amended to effect either a reduction in benefits or in the term for which coverage would otherwise remain In Force or for which benefits would be paid

• reissued with any reduction in cash value, or

• pledged as collateral or subject to borrowing, whether in a single loan or under a schedule of borrowing over a period of time.

There are circumstances when replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. A replacement may affect your plan of insurance in the following ways:

• You will pay new acquisition costs;

• You may have to submit to new medical examinations;

• You may pay increased premiums because of the increased age or changed health of the Insureds;

• Claims made in the early policy years may be contested;

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• You may have to pay surrender charges and/or income taxes on your current policy or contract values;

• Your new policy or contract values may be subject to surrender charges; and

• If part of a financed purchase, your existing policy or contract values or Death Benefit may be reduced.

You should carefully compare the costs and benefits of your existing policy or contract with those of the new policy or contract to determine whether replacement is in your best interest.

Policy Exchange

If your Policy is issued in Connecticut or Maryland, you may exchange this Policy for a policy with benefits that do not vary with the investment results of a separate account. You must request this in writing within 18 months of your Policy Date and return the original Policy.

The new policy will have the same Owner, Beneficiary and Cash Surrender Value as those of your original Policy on the date of exchange. It will also have the same issue Age, Policy Date, Face Amount, benefits, Riders and underwriting class as the original Policy. However, if your Risk Class is not available, the Policy will be issued with a comparable risk classification. Any Policy Debt will be carried over to the new policy. Evidence of insurability will not be required.

Errors on Your Application

If the gender or Age of either Insured is stated incorrectly on your application and is discovered on or after the death of either Insured, the Death Benefit under your Policy will be the greater of the following:

• the Death Benefit based on a Net Amount At Risk adjusted by the ratio of the incorrect cost of insurance rate to the correct cost of insurance rate for the Insureds gender and Age, or

• the Minimum Death Benefit for the correct gender and Age

If either Insureds gender or Age is misstated in the application and it is discovered before the death of either Insured, we will not recalculate the Accumulated Value, but we will use the correct gender and Age of the Insured in calculating future monthly deductions.

Contesting the Validity of Your Policy

We have the right to contest the validity of your Policy for two years from the Policy Date. Once your Policy has been In Force for two years from the Policy Date during the lifetime of the Insureds, we generally lose the right to contest its validity.

We also have the right to contest the validity of a Policy that you reinstate for two years from the day that it was reinstated. Once your reinstated Policy has been In Force for two years from the reinstatement date during the lifetime of the Insureds, we generally lose the right to contest its validity. During this period, we may contest your Policy only if there is a material misrepresentation on your application for reinstatement.

We have the right to contest the validity of an increase in the Face Amount of a Policy for two years from the day the increase becomes effective. Once the increased Face Amount has been In Force for two years during the lifetime of the Insureds, we generally lose the right to contest its validity.

Regardless of the above, we can contest the validity of your Policy for failure to pay premiums at any time. The Policy will terminate upon successful contest with respect to the Insureds.

Assigning Your Policy as Collateral

You may assign your Policy as collateral to secure a loan, mortgage, or other kind of debt. An assignment will take place only when we receive and record your signed Collateral Assignment Form. When recorded, the assignment will take effect as of the date the form was signed. Any rights created by the assignment will be subject to any payments made or actions taken by us before we record the change. We will not be responsible for the validity of any assignment. Please contact us for a Collateral Assignment Form if you would like to assign your Policy.

Non-participating

This Policy will not share in any of our surplus earnings.

Policy Changes

We reserve the right to make any change to the provisions of this Policy to comply with, or give you the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for life insurance contracts under the Tax Code or of any state. We will provide you with a copy of any such change, and file such a change with the insurance supervisory official of the state in which this Policy is delivered, and any other applicable regulatory authority. You have the right to refuse any such change.

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VARIABLE LIFE INSURANCE AND YOUR TAXES

The tax consequences of owning a Policy or receiving proceeds from it may vary by jurisdiction and according to the circumstances of each Owner or Beneficiary.

The following is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). It is based on the Internal Revenue Code (the Tax Code) and does not cover any state or local tax laws. More detailed information appears in the SAI.

We do not know whether the current treatment of life insurance policies under current federal income tax or estate or gift tax laws will continue. We also do not know whether the current interpretations of the laws by the IRS or the courts will remain the same. Future legislation may adversely change the tax treatment of life insurance policies. This may affect the performance and underlying tax assumptions of this Policy, including any Riders. In some cases, these changes could result in a decrease in Policy values or lapse.

We do not make any guarantees about the tax status of your Policy, and you should not consider the discussion that follows to be tax advice. This is not a complete discussion of all federal income tax questions that may arise under a Policy. There are special rules that we do not include here that may apply in certain situations. Speak to a qualified tax adviser for complete information about federal, state and local taxes that may apply to you.

The Policy as Life Insurance

Death benefits from a life insurance policy may generally be excluded from income under Section 101(a) of the Tax Code.

We believe that the Policy meets the statutory definition of life insurance for federal income tax purposes. That means it will receive the same tax advantages as a conventional fixed life insurance policy. The two main tax advantages are:

• In general, your Policy’s Beneficiary will not be subject to federal income taxes when he or she receives the Death Benefit Proceeds unless the Policy was acquired through a sale by a previous Owner.

• You will generally not be taxed on your Policy’s Accumulated Value unless you receive a cash distribution by making a withdrawal, surrendering your Policy, or in some instances, taking a loan from your Policy.

Policy Features and Charges

The tax laws defining life insurance, however, do not cover all policy features. Your Policy may have features that could prevent it from qualifying as life insurance. For example, the tax laws have yet to address:

• substandard risk policies

• policies with term insurance on the people insured by the policy

• life insurance policies that continue coverage beyond Age 100 or other advanced ages

• certain tax requirements relating to joint survivorship life insurance policies.

The Tax Code and tax regulations impose limitations on unreasonable mortality and expense charges for purposes of determining whether a policy qualifies as life insurance for federal tax purposes. We can change our mortality charges if we believe the changes are needed to ensure that your Policy qualifies as a life insurance contract.

We believe that last survivor policies meet the statutory definition of life insurance under Section 7702 of the Tax Code. However, the area of tax law relating to the definition of life insurance does not explicitly address all relevant issues relating to last survivor life insurance policies.

We reserve the right to make changes to the Policy if we deem the changes appropriate to continue to qualify your Policy as a life insurance contract. If a Policy were determined not to qualify as life insurance, the Policy would not provide the tax advantages normally provided by life insurance. This includes excluding the Death Benefit from the gross income of the Beneficiary.

Diversification rules and ownership of the Separate Account

Your Policy will not qualify for the tax benefit of a life insurance contract unless, among other requirements, the Separate Account follows certain rules requiring diversification of investments underlying the Policy. Section 817(h) of the Tax Code and related Treasury Regulations describe the diversification rules.

For a variable life insurance policy to qualify for tax deferral, assets in the separate accounts supporting the policy must be considered to be owned by the insurance company and not by the policy owner. If a policy owner is treated as having control over the underlying assets, the policy owner will be taxed currently on income and gains from the account and in such a case of “investor control” the policy owner would not derive the tax benefits normally associated with variable life insurance.

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For more information about diversification rules, please refer to the Pacific Select Fund prospectus. For more information regarding investor control, please refer to the policy SAI.

Policy Exchanges

Policy exchanges fall under Section 1035(a) of the Tax Code.

If you exchange your policy for another one that insures the same people, it generally will be treated as a tax-free exchange and, if so, will not result in the recognition of gain or loss. If any of the people insured by the policy are changed, the exchange will be treated as a taxable exchange.

Change of Ownership

You may have taxable income if you transfer ownership of your Policy, sell your Policy, or change the ownership of it in any way.

Corporate or Employer Owners

There are special tax issues for employer Owners:

• Section 101(j) of the Internal Revenue Code generally provides that Death Benefits paid in connection with certain life insurance policies involving an employer will be taxable income. Employer-involved policies issued or materially modified on or after August 18, 2006 may be subject to income tax liability on the Policy’s Death Benefit unless certain requirements and conditions of Internal Revenue Code Section 101(j) are met.

• Using your Policy to informally fund a promised deferred compensation benefit for executives may have special tax consequences.

• Corporate ownership of a Policy may affect your liability under the alternative minimum tax (Section 56 of the Tax Code) and the environmental tax (Section 59A of the Tax Code).

• Where a business is the Owner of the Policy, IRC section 264(f) may disallow a portion of the entity’s interest expense unless, at the time the Policy is issued, the Insured is an officer, director, employee, or 20% owner of the business. If the Policy is later exchanged for a new life insurance Policy, the Insured must meet this exception at the time the new Policy is issued.

Please consult your tax adviser for these and other special rules for employer-involved Policies.

Loans and corporate-owned policies

If you borrow money to buy or carry certain life insurance policies, tax law provisions may limit the deduction of interest. If the taxpayer is an entity that’s a direct or indirect beneficiary of certain life insurance, endowment or annuity contracts, a portion of the entity’s deductions for loan interest may be disallowed, even though this interest may relate to debt that’s completely unrelated to the contract.

Modified Endowment Contracts

Section 7702A of the Tax Code defines conventional life insurance policies. It also defines a class of life insurance policies known as “Modified Endowment Contracts”. If your Policy is a Modified Endowment Contract, any distributions you receive during the life of the Policy are treated less favorably than under conventional life insurance policies. Withdrawals, loans, pledges, assignments and the surrender of your Policy are all considered distributions and may be subject to tax on an income-first basis and a 10% penalty.

When a Policy becomes a Modified Endowment Contract

A life insurance policy becomes a Modified Endowment Contract if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the seven-pay limit. The seven-pay limit is the cumulative total of the level annual premiums (or seven-pay premiums) required to pay for the policy’s future death and endowment benefits.

An Example

For a policy with seven-pay premiums of $1,000 a year, the maximum premiums you could pay during the first seven years to avoid modified endowment treatment would be:

• $1,000 in the first year

• $2,000 through the first two years

• $3,000 through the first three years, etc.

If there is a material change to your Policy, like a change in the Death Benefit, we may have to retest your Policy and restart the seven-pay premium period to determine whether the change has caused the Policy to become a Modified Endowment Contract.

Taxation of Distributions

Tax treatment of distributions from your Policy’s Accumulated Value may be treated differently, depending upon whether your Policy is a Modified Endowment Contract.

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CONVENTIONAL LIFE INSURANCE POLICY	MODIFIED ENDOWMENT CONTRACT
Surrendering your Policy
Proceeds are taxed to the extent they exceed the investment in the contract[1].	Proceeds are taxed to the extent they exceed the investment in the contract.
Making a withdrawal
If you make a withdrawal after your Policy has been In Force for 15 years, you will only be taxed on the amount you withdraw that exceeds the investment in the contract.	You will be taxed on the amount of the withdrawal that’s considered income[2], including all previously non-taxed gains.
Special rules apply if you make a withdrawal within the first 15 Policy Years. You may be taxed on all or a portion of the withdrawal amount, and there is a reduction in Policy benefits.
Taking out a loan
You will not pay tax on the loan amount unless your Policy is surrendered, lapses or matures and you have not repaid your Policy Debt.	You will be taxed on the amount of the loan that’s considered income, including all previously non-taxed gains.

1 The investment in the contract is generally the premiums you have paid plus any taxable distributions less any withdrawals or premiums previously recovered that were taxable.

2 Income is the difference between the Accumulated Value and the investment in the contract.

All Modified Endowment Contracts issued to you in a calendar year by us or our affiliates are treated as a single contract when we calculate whether a distribution amount is subject to tax.

10% penalty tax on Modified Endowment Contracts

If any amount you receive from a Modified Endowment Contract is taxable, you may also have to pay a penalty tax equal to 10% of the taxable amount. A taxpayer will not have to pay the penalty tax if any of the following exceptions apply:

• you are at least 59½ years old

• you are receiving an amount because you have become disabled

• you are receiving an amount that’s part of a series of substantially equal periodic payments, paid out at least annually. These payments may be made for your life or life expectancy or for the joint lives or joint life expectancies of you and your Beneficiaries.

Distributions before a Policy becomes a Modified Endowment Contract

If your Policy fails the seven-pay test and becomes a Modified Endowment Contract, any amount you receive or are deemed to have received during the two years before it became a Modified Endowment Contract may be taxable. The distribution would be treated as having been made in anticipation of the Policy’s failing to meet the seven-pay test.

Federal Estate Taxes

According to the American Taxpayer Relief Act of 2012, the federal estate tax exemption amount is $5,000,000 (indexed for inflation effective for tax years after 2011); the maximum estate tax rate is 40%. For 2014, the indexed exemption amount is $5,340,000.

Policy Riders

Riders providing Accelerated Death Benefits.

If you exercise a Rider that accelerates the Death Benefit under the Policy in connection with certain chronic or terminal illnesses, the amounts received under the Rider may qualify for favorable tax treatment under Section 101(g) of the Code.

However, benefits under the Rider will be taxed, if they are paid to someone other than a person insured by the Policy, and either Insured:

• is a director, officer or employee of the person receiving the benefit, or

• has a financial interest in a business of the person receiving the benefit.

Payment of an accelerated death benefit will reduce the death benefit, associated cost of insurance charges, and other values under the Policy. Further, the premium limitations and death benefits required for the Policy to qualify as a life insurance policy or avoid being classified as a Modified Endowment Contract under the Code will also be affected.

Benefits paid by accelerating the policy’s death benefit may qualify for favorable tax treatment under Section 101(g) of the Code. Tax treatment of an accelerated death benefit due to terminal illness depends on your life expectancy at the time benefits are accelerated.

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Accelerated death benefit payments received due to a chronic illness may be taxable in certain situations, such as when benefit payments are made from multiple policies or when benefit amounts exceed certain IRS limitations (referred to as “per diem” limitations).

Pacific Life cannot determine the taxability of benefit payments. Tax laws relating to accelerated death benefits are complex. Receipt of accelerated death benefits may affect eligibility for public assistance programs such as Medicaid. Clients are advised to consult with qualified and independent legal and tax advisors for more information prior to receiving benefits.

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ABOUT PACIFIC LIFE

Pacific Life Insurance Company is a life insurance company domiciled in Nebraska. Along with our subsidiaries and affiliates, our operations include life insurance, annuity, pension and institutional products, broker-dealer operations, and investment and advisory services. At the end of 2013, we had $293.6 billion of individual life insurance in force and total admitted assets of approximately $109 billion.

We are authorized to conduct our life and annuity business in the District of Columbia and in all states except New York. Our executive office is at 700 Newport Center Drive, Newport Beach, California 92660.

How Our Accounts Work

We own the assets in our General Account and our Separate Account. We allocate your Net Premiums to these accounts according to the Investment Options you have chosen.

General Account

Our General Account includes all of our assets, except for those held in our separate accounts. We guarantee you an interest rate for up to one year on any amount allocated to the Fixed Options. The rate is reset annually. The Fixed Options are part of our General Account, which we may invest as we wish, according to any laws that apply. We will credit the guaranteed rate even if the investments we make earn less. Unlike the Separate Account, the General Account is subject to liabilities arising from any of our other business. Our ability to pay these guarantees is backed by our financial strength and claims paying ability as a company. You must look to the company’s strength with regard to policy guarantees. We can provide you with reports of our ratings as an insurance company and our ability to pay claims with respect to our General Account assets.

The Fixed Options are not securities, so they do not fall under any securities act. For this reason, the SEC has not reviewed the disclosure in this prospectus about the Fixed Options. However, other federal securities laws may apply to the accuracy and completeness of the disclosure about the Fixed Options.

The Fixed Options and the Indexed Fixed Account are part of our General Account, which we may invest as we wish according to any laws that apply.

Separate Account

Amounts allocated to the Variable Investment Options are held in our Separate Account. The assets in this account are kept separate from the assets in our General Account and our other separate accounts, and are protected from our general creditors.

The Separate Account is divided into Variable Accounts. Each Variable Account invests in shares of a designated portfolio of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds), the American Century Variable Portfolios, Inc., the BlackRock Variable Series Funds, Inc., the Dreyfus Variable Investment Fund, the Fidelity Variable Insurance Products Funds (“Fidelity VIP Funds”), the Franklin Templeton Variable Insurance Products Trust, the GE Investments Funds, Inc., the Janus Aspen Series, the Lazard Retirement Series, Inc., the Legg Mason Partners Variable Equity Trust, the Lord Abbett Series Fund, Inc., the MFS Variable Insurance Trust, the M Fund, the Neuberger Berman Advisers Management Trust, the Oppenheimer Variable Account Funds, the Pacific Select Fund, the PIMCO Variable Insurance Trust, the Royce Capital Fund, the T. Rowe Price Equity Series, Inc. or the Van Eck VIP Trust. We may add Variable Accounts that invest in other portfolios of these Funds or in other securities.

We are the legal owner of the assets in the Separate Account, and pay its operating expenses. We do not hold ourselves out to be trustees of the Separate Account assets. The Separate Account is operated only for our variable life insurance policies. Pacific Life is obligated to pay all amounts promised to Policy Owners under the terms of the Policy. We must keep enough money in the account to pay anticipated obligations under the insurance policies funded by the account, but we can transfer any amount that’s more than these anticipated obligations to our General Account. Some of the money in the Separate Account may include charges we collect from the account and any investment results on those charges.

We cannot charge the assets in the Separate Account attributable to our reserves and other liabilities under the policies funded by the Separate Account with any liabilities from our other business.

Similarly, the income, gains or losses, realized or unrealized, of the assets of any Variable Account belong to that Variable Account and are credited to or charged against the assets held in that Variable Account without regard to our other income, gains or losses.

Making changes to the Separate Account

We can add, change or remove any securities that the Separate Account or any Variable Account holds or buys, as long as we comply with the laws that apply.

We can substitute shares of one portfolio with shares of another portfolio or Fund if:

• any portfolio is no longer available for investment; or

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• our management believes that a portfolio is no longer appropriate in view of the purposes of the Policy.

We will give you any required notice or receive any required approval from Policy Owners or the SEC before we substitute any shares. We will comply with the filing or other procedures established by insurance regulators as required by law.

We can add new Variable Accounts, which may include additional subaccounts of the Separate Account, to serve as Investment Options under the Policies. These may be managed separate accounts or they may invest in a new portfolio of the Funds, or in shares of another investment company or one of its portfolios, or in a suitable investment vehicle with a specified investment objective.

We can add new Variable Accounts when we believe that it is warranted by marketing needs or investment conditions. We will decide on what basis we will make new Variable Accounts available to existing Policy Owners.

We can also eliminate any of our Variable Accounts if we believe marketing, tax or investment conditions warrant it. We can terminate and liquidate any Variable Account.

If we make any changes to Variable Accounts or substitution of securities, we can make appropriate changes to this Policy or any of our other policies, by appropriate endorsement, to reflect the change or substitution.

If we believe it is in the best interests of people holding voting rights under the Policies and we meet any required regulatory approvals we can do the following:

• operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under securities or other laws

• register or deregister the Separate Account under securities law

• combine the Separate Account with one of our other separate accounts or our affiliates’ separate accounts

• combine one or more Variable Accounts

• create a committee, board or other group to manage the Separate Account

• change the classification of any Variable Account.

Taxes we pay

We may be charged for state and local taxes. Currently, we pay these taxes because they are small amounts with respect to the Policy. If these taxes increase significantly, we may deduct them from the Separate Account.

We may charge the Separate Account for any federal, state and local taxes that apply to the Separate Account or to our operations. This could happen if our tax status or the tax treatment of variable life insurance changes.

Voting Rights

We are the legal owner of the shares of the Funds that are held by the Variable Accounts. We may vote on any matter at shareholder meetings of the Funds. However, we are required by law to vote as you instruct on the shares relating to your allocation in a Variable Investment Option. This is called your voting interest.

Your voting interest is calculated as of a day set by the Board of Trustees or Board of Directors of a Fund, called the record date. Your voting interest equals the Accumulated Value in a Variable Investment Option divided by the net asset value of a share of the corresponding portfolio. Fractional shares are included. If allowed by law, we may change how we calculate your voting interest.

We will send you documents from the Fund called proxy materials. They include information about the items you will be voting on and forms for you to give us your instructions. We will vote shares held in the Separate Account for which we do not receive voting instructions in the same proportion as all other shares in the portfolio held by the Separate Account for which we have received timely instructions. If we do not receive any voting instructions for the shares in a separate account, we will vote the shares in the same proportion as the total votes for all of our separate accounts for which we have received timely instructions. As a result of proportional voting, the votes cast by a small number of policy owners may determine the outcome of a vote.

We will vote shares of any portfolio we hold in our General Account in the same proportion as the total votes for all of our separate accounts, including this Separate Account. We will vote shares of any portfolio held by any of our non-insurance affiliates in the same proportion as the total votes for all of our separate accounts and those of our insurance affiliates.

If the law changes to allow it, we can vote as we wish on shares of the portfolios held in the Separate Account.

When required by state insurance regulatory authorities, we may disregard voting instructions that:

• would change a portfolio’s investment objective or subclassification

• would approve or disapprove an investment advisory contract.

We may disregard voting instructions on a change initiated by Policy Owners that would change a portfolio’s investment policy, investment adviser or portfolio manager if:

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• our disapproval is reasonable

• we determine in good faith that the change would be against state law or otherwise be inappropriate, considering the portfolio’s objectives and purpose, and considering what effect the change would have on us.

If we disregard any voting instructions, we will include a summary of the action we took and our reasons for it in the next report to Policy Owners.

Distribution Arrangements

Pacific Select Distributors, Inc. (“PSD”), a broker-dealer and our subsidiary, pays various forms of sales compensation to broker-dealers (including other affiliates) that solicit applications for the Policies. PSD also may reimburse other expenses associated with the promotion and solicitation of applications for the Policies.

We offer the Policies for sale through broker-dealers that have entered into selling agreements with PSD. Broker-dealers sell the Policies through their life insurance producers who have been appointed by us to sell our products. PSD pays compensation to broker-dealers for the promotion and sale of the Policies. The individual life insurance producer who sells you a Policy typically will receive a portion of the compensation, under the representative’s own arrangement with his or her broker-dealer.

We may also provide compensation to broker-dealers for providing ongoing service in relation to Policies that have already been purchased.

Additional Compensation and Revenue Sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, selling broker dealers may receive additional payments in the form of cash, other special compensation or reimbursement of expenses, sometimes called “revenue sharing”. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the Policies, payments for providing conferences or seminars, sales or training programs for invited life insurance producers and other employees, payments for travel expenses, including lodging, incurred by life insurance producers and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Policies, and payments to assist a firm in connection with its administrative systems, operations and marketing expenses and/or other events or activities sponsored by the firms. Subject to applicable FINRA rules and other applicable laws and regulations, PSD and its affiliates may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash, or other awards. Such additional compensation may give us greater access to life insurance producers of the broker-dealers that receive such compensation or may otherwise influence the way that a broker-dealer and life insurance producer market the Policies.

These arrangements may not be applicable to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements involving selling firms and other financial institutions in the Statement of Additional Information, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.

The compensation and other benefits provided by PSD or its affiliates, may be more or less than the overall compensation on similar or other products. This may influence your life insurance producer or broker-dealer to present this Policy over other investment vehicles available in the marketplace. You may ask your life insurance producer about these differing and divergent interests, how he/she is personally compensated and how his/her broker-dealer is compensated for soliciting applications for the Policy.

We may agree to reduce or waive some or all of the Policy charges and/or credit additional amounts under our Policies, for a Policy sold to an eligible person. An eligible person meets criteria established by us, and may include current and retired officers, directors and employees of us and our affiliates, trustees of the Pacific Select Fund, trustees of Pacific Funds, and immediate family members of such persons. We will credit additional amounts to Policies owned by eligible persons if such Policies are purchased directly through PSD. Under such circumstances, eligible persons will not be afforded the benefit of services of any other broker/dealer nor will commissions be payable to any broker/dealer in connection with such purchases. Eligible persons must contact us directly with servicing questions, Policy changes and other matters relating to their Policies. The amount credited to Policies owned by eligible persons will equal the reduction in expenses we enjoy by not incurring brokerage commissions in selling such Policies, with the determination of the expense reduction and of such crediting being made in accordance with our administrative procedures. These credits will be added to an eligible persons Policy after the Free Look Transfer Date has occurred, or, if premiums are paid using the monthly Electronic Funds Transfer plan, on the first Policy Anniversary.

Portfolio managers of the underlying portfolios available under this Policy may help pay for conferences or meetings sponsored by us or PSD relating to management of the portfolios and our variable life insurance products.

Please refer to the SAI for additional information on distribution arrangements and the conflicts of interest that they may present.

Service Arrangements

We have entered into administrative and/or service agreements with certain Funds which pay us for administrative and other services, including, but not limited to, certain communications and support services. The fees are based on an annual percentage of average daily net assets of certain Fund portfolios purchased by us at Policy Owner’s instructions. Currently, the fees received do not exceed

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an annual percentage of 0.40% and each Fund may not pay the same annual percentage. Because we receive such fees, we may be subject to competing interests in making these Funds available as Investment Options under the Policies.

American Century Services, LLC pays us for each American Century Variable Portfolios, Inc. portfolio (Class II) held by our separate accounts. BlackRock Distributors, Inc., pays us for each BlackRock Variable Series Funds, Inc. portfolio (Class III) held by our separate accounts. The Dreyfus Corporation pays us for each Dreyfus Variable Investment Fund (Service Shares) held by our separate accounts. Fidelity Distributors Corporation (FDC) and Fidelity Investments Institutional Operations Company, Inc. (FIIOC), pays us for each Fidelity VIP Funds portfolio (Service Class 2) held by our separate accounts. Franklin Templeton Services, LLC pays us for each Franklin Templeton Variable Insurance Products Trust portfolio (Class 2) held by our separate accounts. GE Investments Funds, Inc. pays us for each GE Investments Total Return Fund portfolio (Class 3) held by our separate accounts. Invesco Advisers, Inc. and its affiliates pays us for each AIM Variable Insurance Funds (Invesco Variable Insurance Funds) portfolio (Series II) held by our separate accounts. Janus Capital Management LLC, pays us for each Janus Aspen Series portfolio (Service Shares) held by our separate accounts. Lazard Asset Management Securities LLC, pays us for each Lazard Retirement Series, Inc. portfolio held by our separate accounts. Legg Mason Investor Services, LLC, pays us for each Legg Mason Partners Variable Equity Trust portfolio (Class II) held by our separate accounts. Lord Abbett Series Fund, Inc. pays us for each Lord Abbett Series Fund, Inc. portfolio (Class VC) held by our separate accounts. Massachusetts Financial Services Company, pays us for each MFS Variable Insurance Trust portfolio (Service Class) held by our separate accounts. Neuberger Berman Management LLC pays us for each Neuberger Berman Advisers Management Trust (I Class) held by our separate accounts. OppenheimerFunds, Distributor, Inc. pays us for each Oppenheimer Variable Account Funds (Service Shares) held by our separate accounts. Pacific Investment Management Company, LLC pays us for each PIMCO Variable Insurance Trust portfolio (Advisor Class) held by our separate accounts. Royce Capital Fund pays us for each Royce Capital Fund portfolio (Service Class) held by our separate accounts. T. Rowe Price Associates, Inc., pays us for each T. Rowe Price Equity Series Inc., portfolio (Class II) held by our separate accounts. Van Eck Securities Corporation, pays us for each Van Eck VIP Trust portfolio held by our separate accounts.

Illustrations

We will provide you with Illustrations based on different sets of assumptions upon your request.

• Illustrations based on information you give us about the Age of the people to be insured by the Policy, their Risk Class, the Face Amount of all Coverage Layers, the Death Benefit and premium payments.

• Illustrations that show the allocation of premium payments to specified Variable Accounts. These will reflect the expenses of the portfolio of the Fund in which the Variable Account invests.

• Illustrations that use a hypothetical gross rate of return up to 12% are available. Illustrations that use a hypothetical gross rate of return greater than 12% are available only to certain large institutional investors.

You can request such Illustrations at any time. Such Illustrations reflect assumptions about the Policy’s non-guaranteed elements and about how you will use the Policy’s options. Over time the Policy’s actual non-guaranteed elements, and your actual use of the Policy’s options, are likely to vary from the assumptions used in such Illustrations. For these reasons, actual Policy values will likely be more or less favorable than shown in such Illustrations. You can get one Policy Illustration free of charge per Policy Year. We reserve the right to charge $25 for each additional Illustration.

Lost Policy

If you lose your Policy, you may request a Certificate of Coverage free of charge. If you require a duplicate Policy, we may charge a fee of $50 per duplicate. To request a Certificate of Coverage or a duplicate Policy, please contact us for a Certificate of Insurance/ Duplicate Policy Request Form.

Audits of Premiums/loans

You may request us to run a report of premium payments you have made or loan transactions under your Policy. If you request us to provide information for a period of more than 2 years from date of request, we may charge you an administrative fee of $25 for this service.

Risk Class Change

If you have a change in Risk Class, such as a change in smoking status or health, you can request us to review your Risk Class. Changing your Risk Class may change the rates used for cost of insurance and may also change the rates on any Riders on your Policy which base charges on Risk Class. We may charge you a fee of up to $100 at the time you request us to change your Risk Class.

State Regulation

On September 1, 2005, Pacific Life redomesticated to Nebraska. We are subject to the laws of the state of Nebraska governing insurance companies and to regulations issued by the Commissioner of Insurance of Nebraska. In addition, we are subject to the insurance laws and regulations of the other states and jurisdictions in which we are licensed or may become licensed to operate.

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An annual statement in a prescribed form must be filed with the Commissioner of Insurance of Nebraska and with regulatory authorities of other states on or before March 1st in each year. This statement covers our operations for the preceding year and our financial condition as of December 31st of that year. Our affairs are subject to review and examination at any time by the Commissioner of Insurance or his agents, and subject to full examination of our operations at periodic intervals.

Legal Proceedings and Legal Matters

Pacific Life, the Separate Account, and PSD are not involved in any legal proceedings that would have a material effect on Policy Owners.

Legal matters concerning the issue and sale of the life insurance policies described in this prospectus, our organization and authority to issue the Policies, and matters relating to federal securities laws and federal income tax laws have been passed upon by our counsel.

Rule 12h-7 Representation

In reliance on the exemption provided by Rule 12h-7 of the Securities Exchange Act of 1934 (“34 Act”), we do not intend to file periodic reports as required under the ’34 Act.

Financial Statements

The statements of assets and liabilities of each of the Variable Accounts of Pacific Select Exec Separate Account as of December 31, 2013, and the related statements of operations for the year or period then ended, and the statements of changes in net assets and financial highlights for each of the periods presented are contained in the SAI.

The consolidated statements of financial condition of Pacific Life Insurance Company as of December 31, 2013 and 2012 and the related consolidated statements of operations, comprehensive income, equity and cash flows for each of the three years in the period ended December 31, 2013 are contained in the SAI.

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APPENDIX A: DEATH BENEFIT PERCENTAGES

Age	Percentage	Age	Percentage	Age	Percentage	Age	Percentage
0-40	250%	50	185%	60	130%	70	115%
41	243	51	178	61	128	71	113
42	236	52	171	62	126	72	111
43	229	53	164	63	124	73	109
44	222	54	157	64	122	74	107
45	215	55	150	65	120	75-90	105
46	209	56	146	66	119	91	104
47	203	57	142	67	118	92	103
48	197	58	138	68	117	93	102
49	191	59	134	69	116	>93	101

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APPENDIX B: STATE LAW VARIATIONS

POLICY BASICS

For policies issued in Florida, you must elect to authorize us to accept telephone and electronic instructions by completing the appropriate section on your application.

BACKDATING

For policies based in Ohio, your Policy can be backdated only 3 months.

YOUR FREE LOOK RIGHT

Free Look Right

For policies issued in the District of Columbia, you may return this policy within 10 days of policy delivery, or 45 days from the date you signed the application, whichever is later.

For policies issued in Florida, you may return this policy within 14 days of policy issue.

COVERAGE CHARGE

For policies issued in California or Florida, the guaranteed Coverage Charge for each Coverage Layer will remain level until the younger Insured reaches Age 100. The guaranteed Cover Charge will then change and remain at a new level amount until the Monthly Deduction End Date.

An example
For a Policy that insures a male non-smoker Age 56 and a female non-smoker Age 53 when the Policy is issued, with a Basic Face Amount of $1,000,000:

The guaranteed coverage charge is $421.50 in the years where the younger Insured’s attained Age is below 100 and $1,475.25 in the years thereafter. The current coverage charge is $421.50 for the first 10 years and $0.00 thereafter.

OPTIONAL RIDERS AND BENEFITS

• Premier Living Benefits Rider-Last Survivor

For policies issued in Florida and Connecticut, a benefit is a one-time benefit payment not to exceed 125% of the annualized IRS per diem limit.

For policies issued in Connecticut, the definition of Chronic Illness does not include the requirement that the condition is expected to be permanent. However, in order to qualify for benefit payment, the certification must state that the Chronic Illness has caused the Insured to be confined for at least six months in the Insured's residence or in a institution that provides necessary care or treatment of an injury, illness, or loss of functional capacity, and for which it has been medically determined that such insured is expected to remain confined in such place of residence or institution until death.

HOW MUCH YOU CAN BORROW

Loan Amount Available

For policies issued in Arizona, your loan amount available equals the Net Cash Surrender Value.

PAYING THE DEATH BENEFIT IN THE CASE OF SUICIDE

Suicide Exclusion

For policies issued in Arizona, all references to reinstatement have been removed.

For policies issued in North Dakota, the suicide exclusion period is one year.

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WHERE TO GO FOR MORE INFORMATION

The M's Versatile Product VUL Survivorship 3 variable life insurance policy is underwritten by Pacific Life Insurance Company.

You will find more information about the Policy and Pacific Select Exec Separate Account in the SAI dated May 1, 2014. The SAI has been filed with the SEC and is considered to be part of this prospectus because it is incorporated by reference.

You can get a copy of the SAI without charge by calling or writing to us, or you can view it online at our website. You can also contact the SEC to get the SAI, material incorporated into this prospectus by reference, and other information about registrants that file electronically with the SEC. The SEC may charge you a fee for this information.

You may obtain the current prospectus and SAI for any of the portfolios underlying the Variable Accounts by calling (800) 347-7787.

If you ask us, we will provide you with Illustrations of Policy benefits based on different sets of assumptions. Illustrations may help you understand how your Policy’s Death Benefit, Cash Surrender Value and Accumulated Value would vary over time based on different assumptions. You can get one Policy Illustration free of charge per Policy Year by calling or writing to us. We reserve the right to charge $25 for additional Illustrations.

How to Contact Us

Pacific Life Insurance Company P.O. Box 2378
Omaha, Nebraska 68103-2378

(800) 347-7787
5 a.m. through 5 p.m. Pacific time
www.PacificLife.com

We accept faxes or emails for variable transaction requests (transfers, allocation changes, rebalancing and loans) at: (866) 398-0467
VULTransactions@pacificlife.com

PREMIUM PAYMENTS
Unless you receive premium notices via listbill, send premiums (other than initial premium) to:
Pacific Life Insurance Company
P.O. Box 100957
Pasadena, California 91189-0957

How to Contact the SEC

You can also find reports and other information about the Policy and Separate Account from the SEC. The SEC may charge you a fee for this information.

Commission’s Public Reference Section
100 F Street, NE
Washington, D.C. 20549
(202) 551-8090
Website: www.sec.gov
e-mail: publicinfo@sec.gov

FINRA Public Disclosure Program

FINRA provides investor protection education through its website and printed materials. The FINRA regulation website address is www.finra.org. An investor brochure that includes information describing the BrokerCheck program may be obtained from FINRA. The FINRA BrokerCheck hotline number is (800) 289-9999. FINRA does not charge a fee for the BrokerCheck program services.

 SEC file number 811-05563

 333-153027

Pacific Life Insurance Company

Mailing address:

P.O. Box 2030

Omaha, NE 68103-2030

Visit us at our website: www.PacificLife.com

15-41433-01 05/13

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2014

M'S VERSATILE PRODUCT-SURVIVORSHIP II

PACIFIC SELECT EXEC SEPARATE ACCOUNT

M’s Versatile Product-Survivorship II is a last survivor variable life insurance policy offered by Pacific Life Insurance Company.

This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the Policy’s prospectus, dated May 1, 2014, which is available without charge upon written or telephone request to Pacific Life. Terms used in this SAI have the same meanings as in the prospectus, and some additional terms are defined particularly for this SAI. This SAI is incorporated by reference into the Policy’s prospectus.

Pacific Life Insurance Company

P.O. Box 2030

Omaha, NE 68103

(800) 800-7681

1

Financial Statements of Pacific Select Exec Separate Account SA-1

Financial Statements of Pacific Life Insurance Company PL-1

MORE ON THE OPTIONAL RIDERS

We offer optional Riders that provide extra benefits. Ask your life insurance producer for additional information about the Riders available with the Policy. Samples of the provisions for the extra optional benefits are available from us upon Written Request.

Accelerated Living Benefits Rider

Gives the Policy Owner access to a portion of the Policy’s Death Benefit if the Survivor has been diagnosed with a terminal illness resulting in a life expectancy of six months or less (or longer than six months in some states). A terminal illness is one with a noncorrectable diagnosis of a life expectancy of six months or less. We refer to this amount as the accelerated benefit. The accelerated benefit is the actual amount you will receive under this Rider. It is determined based on the amount of the Policy proceeds the Policy Owner requests (the “Requested Portion”) as a factor of the Eligible Coverage, which is the portion of the Policy proceeds that qualifies for determining the Accelerated Benefit. An actuarial discount will apply to the Requested Portion. This discount reflects the early payment of the Requested Portion of your policy. The discount will be based on an annual interest rate declared by us and which is in effect as of the date we approve your written request.

The Eligible Coverage includes:

• The base Policy Death Benefit;

• Any paid-up additions; and

• Any term rider, term Policy or term coverage on the primary Insured that has a minimum of two years of coverage remaining.

The Requested Portion cannot be more than the lesser of 50% of the Eligible Coverage or $250,000 for all Policies In Force with us. If you have Policy Debt, we will reduce the accelerated benefit proceeds payable to repay a portion of the loan. We may also deduct an administrative fee of $150 from your accelerated benefit.

Below is an example of how we calculate the Eligible Coverage under the Rider. The Example assumes two Policies; the Insured under each Policy has been diagnosed with a terminal illness. The Requested Portion for both Policies is the maximum amount payable under the Policies (the lesser of 50% of the Eligible Coverage or $250,000 for all Policies In Force).

An example

Accumulated Value	Policy 1	Policy 2
Policy Debt	$300,000	$600,000
Face Amount	$100,000	$200,000
	$500,000	$1,000,000
Calculation of Payment
Eligible Coverage	$500,000	$1,000,000
Requested Portion of Face Amount	$250,000	$250,000
Requested Percentage of Face Amount	50%	25%
Actuarial Discount Rate (1 ÷ 1.0475)	95.47%	95.47%
Requested Portion × Actuarial Discount Rate	$238,675	$238,675
Required Repayment of Policy Debt = Policy Debt × Requested Percentage	$50,000	$50,000
Rider Exercise Charge	$150	$150
Accelerated Benefit Payment	$188,525	$188,525

Values after payment of Accelerated Living Benefit
Accumulated Value = Original Accumulated Value × (1 — Requested Percentage)	$150,000	$450,000
Policy Debt = Original Policy Debt — Required Repayment of Policy	$50,000	$150,000

Debt
Face Amount = Original Face Amount × (1 — Requested Percentage)	$250,000	$750,000

You may choose to receive the accelerated benefit either in a lump sum or any other payment plan available at the time of payment. We will pay the benefit only once per Insured.

Payment of the accelerated benefit will reduce the Policy’s Death Benefit and other values under the Policy. In most circumstances, the cost of insurance charges will also be reduced.

Benefits received under this Rider may be taxable, and may impact your eligibility for Medicaid or other government benefits. Please consult your tax adviser if you want to exercise your rights under this Rider.

The Rider will terminate on the earliest of your Written Request, on lapse or termination of the Policy, or when an accelerated benefit is paid under this Rider.

Annual Renewable Term Rider — Individual (ARTR-I)

Provides term insurance on either Insured or individually on both Insureds and is renewable annually until the Policy terminates. The Death Benefit is payable at the death of the Insured covered by the Rider. The Rider is available for Insureds Age 20 through 90 at the time of Rider issue. You may purchase the Rider at Policy issue or any time the Policy is In Force, subject to satisfactory evidence of insurability. The amount of coverage can be level or vary every year and may follow any pattern, subject to underwriting approval, to match your need for insurance. Annual increases are scheduled at issue. You may also request unscheduled increases or decreases in Face Amount of the Rider, subject to certain limitations.

The guaranteed monthly cost of insurance rate will be shown in your Policy Specifications. Our current cost of insurance rates are lower than the guaranteed rates.

You may request increases or decreases in Face Amount of the Rider. Each increase will be subject to satisfactory evidence of insurability and will have associated cost of insurance based on the Age and Risk Class of the Insured under this Rider on the effective date of the increase. Unless you request otherwise, the increase will become effective on the first Monthly Payment Date on or following the date we receive and approve your request. We may deduct an administrative charge not to exceed $100 from your Policy’s Accumulated Value on the effective date of any unscheduled increase. You must send a Written Request if you wish to decrease the Face Amount of this Rider. Decreases will be effective on the first Monthly Payment Date on or following the date the Written Request is received at our Life Insurance Operations Center. Decreases will first be applied against the most recent increase, if any, and then against successively earlier increases, if any, and finally against the original ARTR-I Face Amount.

The Rider will terminate on the earliest of your Written Request, or on lapse or termination of this Policy. In addition, coverage under this Rider on any individual Insured will terminate on the earlier of the death of that individual Insured, or the date that individual Insured reaches Age 121.

Annual Renewable Term Rider — Last Survivor (ARTR-LS)

Provides term insurance on the Insureds and is renewable annually until the Policy terminates. The Rider is available for Insureds Age 20 through 90 at the time of Rider issue. The amount of coverage can be level or vary every year and may follow any pattern, subject to underwriting approval, to match your need for insurance. Annual increases are scheduled at issue. You may also request unscheduled increases or decreases in Face Amount of the Rider, subject to certain limitations.

The Rider is payable on the death of the Survivor, and modifies the Death Benefit of the Policy to include the Face Amount of the Rider, so that the Death Benefit equals the greater of the Death Benefit as calculated under 1) the Death Benefit Option you choose on the policy plus the Face Amount of the Rider, or 2) the Minimum Death Benefit under the Death Benefit Qualification Test you have chosen.

The guaranteed monthly cost of insurance rate and monthly coverage charge will be shown in your Policy Specifications. Our current cost of insurance rates are lower than the guaranteed rates.

You may request increases or decreases in Face Amount of the Rider. Each increase will be subject to satisfactory evidence of insurability and will have associated cost of insurance rates. Unless you request otherwise, the increase will become effective on the first Monthly Payment Date on or following the datewe receive and approve your request. We may deduct an administrative charge not to exceed $200 from your Policy’s Accumulated Value on the effective date of any unscheduled increase. Decreases will be effective on the first Monthly Payment Date on or following the date the Written Request is received at our Life Insurance Operations Center. Decreases will first be applied against the most recent increase, if any, and then against successively earlier increases, if any, and finally against the original ARTR-LS Face Amount.

The Rider will terminate on the earliest of your Written Request, or on lapse or termination of this Policy, or upon the Survivor’s death.

Enhanced Policy Split Option Rider

Allows the Policy to be split into two individual policies, without evidence of insurability. This Rider is available only to married couples. This Rider will be included automatically with all Policies where the older Insured is issue Age 79 or less, and where neither Insured has a substandard Risk Class or is uninsurable.

You may exercise this option within 90 days after the day that the Federal Unlimited Marital Deduction is actually reduced, as a result of the enactment of a new federal estate tax law, which because of the reduction, could result in an increase in the federal estate tax liability at the first death of the two Insureds under the Policy.

The exchange may be made to any single life policy that we regularly issue at the time of exchange, subject to our approval. We waive the surrender charge on your original Policy, but any surrender charges applicable to the new policy will apply to the new policies.

The face amount of each new policy may be for any amount you choose, up to one half of the Policy’s Face Amount, including the Face Amount under any ARTR-LS or SVER-LS attached to the Policy, both as of the date of the exchange. You must give your written consent if the face amounts of the two new policies are not equal. The original Policy’s Cash Surrender Value will be allocated as premiums to the two new policies in proportion to the face amount of the new policies. We will waive any Policy charge normally charged to cover our expenses arising from any state or federal tax charged to us due to the exchange. Policy Debt will also be split in proportion to the face amount of the new policies.

The Rider will terminate on the earliest of your Written Request, the date of the first death of the two Insureds, on lapse or termination of the Policy, when the older of the two Insureds reaches Age 80, or upon exercise of this Rider.

Policy Split Option Rider

Allows the Policy to be split into two individual policies subject to satisfactory evidence of insurability on each Insured. The exchange may be made to any individual flexible premium adjustable life insurance policy that we regularly issue at the time of exchange, subject to our approval. A $200 administrative fee may be deducted from the original Policy’s Accumulated Value on the effective date of the exchange. Although not anticipated, we reserve the right to charge for any state or federal taxes incurred upon exercise of this Rider.

The original Policy’s Accumulated Value, Policy Debt and Cash Surrender Value are split in proportion to the Face Amount. We waive the surrender charge on your original Policy.

The Rider will terminate on the date of the first death of the two Insureds, on lapse or termination of the Policy, or upon exercise of this Rider.

PREMIUM LIMITATIONS

Federal tax law puts limits on the amount of premium payments you can make in relation to your Policy’s Death Benefit. These limits apply in the following situations.

Guideline Premium Limit

If you have chosen the Guideline Premium Test as your Death Benefit Qualification Test, the total amount you can pay in premiums and still have your Policy qualify as life insurance is your Policy’s Guideline Premium Limit. The sum of the premiums paid, less any withdrawals, at any time cannot exceed the Guideline Premium Limit, which is the greater of:

• the guideline single premium or

• the sum of the guideline level annual premiums.

We may refuse to accept all or part of a premium payment if, by accepting it, you will exceed your Policy’s Guideline Premium Limit. If we find that you have exceeded your Guideline Premium Limit, we may remove all or part of a premium you have paid from your Policy as of the day we applied it, and return it to you. We will adjust the Death Benefit retroactively to that date to reflect the reduction in premium payments.

Your Policy’s guideline single premium and guideline level annual premiums appear on your Policy Specifications. Before you buy a Policy, you can ask us or your life insurance producer for a personalized Illustration that will show you the guideline single premium and guideline level annual premiums.

Modified Endowment Contract

A life insurance policy will become a Modified Endowment Contract if the sum of premium payments made during the first seven contract years, less a portion of withdrawals, exceeds the seven-pay limit defined in Section 7702A of the Internal Revenue Code. You will find a detailed discussion of Modified Endowment Contracts in VARIABLE LIFE INSURANCE AND YOUR TAXES in the prospectus.

Unless you have told us in writing that you want your Policy to become a Modified Endowment Contract, we will remove all or part of the premium payment from your Policy as of the day we applied it and return it to you. We will also adjust the Death Benefit retroactively to that date to reflect the reduction in premium payments. If we receive such a premium within 20 days before your Policy Anniversary, we will hold it and apply it to your Policy on the Policy Anniversary.

In both of these situations, if we remove an excess premium from your Policy, we will return the premium amount to you no later than 60 days after the end of the Policy Year. We may adjust the amount for interest or for changes in Accumulated Value that relate to the amount of the excess premium we are returning to you.

If we do not return the premium amount to you within that time, we will increase your Policy’s Death Benefit retroactively, to the day we applied the premium, and prospectively so that it is always the amount necessary to ensure your Policy qualifies as life insurance, or to prevent it from becoming a Modified Endowment Contract. If we increase your Death Benefit, we will adjust cost of insurance or Rider charges retroactively and prospectively to reflect the increase.

Increasing the Net Amount At Risk

An increase in the Net Amount At Risk occurs if the Policy’s Death Benefit is equal to the Minimum Death Benefit, or would be equal to it once we apply your premium payment. We may choose to accept your premium payment in this situation, but before we do so, we may require satisfactory evidence of the insurability of both Insureds.

TRANSFER SERVICES

You may only participate in one transfer service at any time.

Dollar Cost Averaging

Our dollar cost averaging service allows you to make scheduled transfers of $50 or more between Variable Investment Options without paying a transfer fee. Here’s how the service works:

• You can set up this service at any time while your Policy is In Force.

• You need to complete a request form to enroll in the service. You may enroll by telephone or electronically if we have your completed telephone and electronic authorization on file.

• You must have at least $5,000 in a Variable Investment Option to start the service.

• We will automatically transfer Accumulated Value from one Variable Investment Option to one or more of the other Variable Investment Options you have selected.

• We will process transfers as of the end of the Business Day on your Policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you have chosen. We will not make the first transfer until after the Free Look Transfer Date in states that require us to return your premiums if you exercise your Free Look Right.

• We will not charge you for the dollar cost averaging service or for transfers made under this service, even if we decide to charge you in the future for transfers outside of the service, except if we have to by law.

• We have the right to discontinue, modify or suspend the service at any time.

• We will keep making transfers at the intervals you have chosen until one of the following happens:

• the total amount you have asked us to transfer has been transferred

• there is no more Accumulated Value in the Investment Option you are transferring from

• your Policy enters the grace period and is in danger of lapsing

• we receive your Written Request to cancel the service

•  we discontinue the service.

Portfolio Rebalancing

The portfolio rebalancing service automatically transfers your Policy’s Accumulated Value among the Variable Investment Options according to your original percentage allocations. Here’s how the service works:

• You can set up this service at any time while your Policy is In Force.

• You enroll in the service by completing a request form to enroll in the service.

• Unless you choose a different start date, your first rebalancing will take place at the end of the Business Day we receive your request. Subsequent rebalancing will take place at the end of the Business Day on your Policy’s quarterly, semi-annual or annual anniversary, depending on the interval you chose.

• You must be invested in two or more Variable Investment Options in order to elect portfolio rebalancing. The Fixed Options are not included in portfolio rebalancing.

• We will not make the first transfer until after the Free Look Transfer Date, if your Policy was issued in a state that requires us to return your premiums if you exercise your Free Look Right.

• If you cancel this service, you must wait 30 days to begin it again.

• We do not charge for the portfolio rebalancing service, and we do not currently charge for transfers made under this service.

• We can discontinue, suspend or change the service at any time.

First Year Transfer

Our first year transfer service allows you to make monthly transfers from the Fixed Account to the Variable Investment Options or the Fixed LT Account during the first 12 Policy months from the date your initial premium is applied to your Policy. Here’s how the service works:

• You enroll in the service when you apply for your Policy and include specific details on your application.

• You choose a regular amount to be transferred every month for 12 months.

• Transfers under the first year transfer service take place on your Policy’s Monthly Payment Date, starting on the first Monthly Payment Date following the Free Look Transfer Date.

• If you sign up for this service, we will waive the usual transfer limit for the Fixed Account during the first 12 Policy months from the date your initial premium is applied to your Policy.

• If we make the last transfer during the second Policy Year, we will not count it toward the usual one transfer per year limit for the Fixed Account.

• If the Accumulated Value in the Fixed Account is less than the amount to be transferred, we will transfer the balance and then cancel the service.

• If there is Accumulated Value remaining in the Fixed Account at the end of the service, the transfer limitations for the Fixed Account will apply.

• We do not charge for the first year transfer service, and we do not currently charge for transfers made under this service.

Fixed Option Interest Sweep

The Fixed Option interest sweep service allows you to make scheduled transfers of the accumulated interest earnings from your Fixed Account or Fixed LT Account to the Variable Investment Options. Here’s how the service works:

• You can set up this service at any time while your Policy is In Force.

• You enroll in the service by sending us a Written Request.

• You may enroll by telephone or electronically if we have your completed telephone and electronic authorization on file.

• If you cancel this service, you must wait 30 days to begin it again.

• We do not charge for the Fixed Option interest sweep service, and we do not currently charge for transfers made under this service.

• We can discontinue, suspend or change the service at any time.

• Interest earnings transferred from the Fixed Options to the Variable Investment Options are excluded from the transfer limitations.

WITHDRAWAL FEATURES

Automated Income Option

Our automated income option (“AIO”) program allows you to make scheduled withdrawals or loans. Here is how the program works:

• You can set up the income stream from your Policy on either a monthly or annual basis. Each scheduled income payment must be at least $500 if you choose to receive monthly payments, or $1,000 if you choose annual payments.

• You may choose to receive either a fixed amount of income or an amount based on a fixed duration. Depending upon your objectives, you may wish to reduce your Face Amount or change your Policy’s Death Benefit Option in order to maximize your income.

• You choose the scheduled income payment date. You may elect to have your income payments sent either by check or by electronic deposit to a bank account. The effective date of the withdrawal or loan will be the Business Day before any income payment date.

• If the scheduled income payment date falls on a weekend or holiday, the actual income payment date will be the Business Day before the scheduled income payment date.

• The withdrawal or loan will be taken from your Policy’s Investment Options in proportion to the Accumulated Value in each Investment Option.

Upon our receipt of your AIO request form, we will run a hypothetical Illustration to determine if your request can be fulfilled, or if any adjustments will be necessary. We use the Illustration to test your Policy for the minimum Net Cash Surrender Value requirement. Your Policy must continue to have an illustrated Net Cash Surrender Value at the maturity date sufficient to meet the minimum Accumulated Value required to allow for payment of Policy charges, including Policy loan interest.

Illustrations generally will be run at an annual gross earnings rate chosen by you, not to exceed 10%. No earnings rate used is a guarantee or indication of actual earnings.

We will complete an AIO agreement form, and send it and the Illustration to your life insurance producer for delivery to you. The AIO agreement form will confirm your income payment amount, frequency and duration, and will also confirm your Policy’s cost basis and other information about your elections under the AIO program.

Unless you request otherwise, distributions under the AIO program will be taken first as withdrawals if not taxable, then they will be taken as loans.

Payments under the AIO program will begin as scheduled once we receive your signed AIO agreement form. We will send you a letter confirming the date and amount of the first income payment.

The income payments will usually remain constant during each income period, unless there is insufficient Net Cash Surrender Value to make a payment. The duration of each income period is one year, except that the first income period may differ depending on the following:

• If the AIO program start date is six months or more from your next Policy Anniversary, the income period will end on the next Policy Anniversary. In this case, the first income period will last at least six months, but not more than one year.

• If the AIO program start date is less than six months from your next Policy Anniversary, the income period will extend to the following Policy Anniversary. In this case, the first income period will last at least one year, but no more than 18 months.

After the first income period, and each year you remain in the AIO program, we will run an Illustration after each Policy Anniversary. The Illustration will generally be run at a rate chosen by you, not to exceed a gross annual rate of 10%. Your Policy must continue to have an illustrated Net Cash Surrender Value at the maturity date sufficient to meet the minimum Accumulated Value required to allow for payment of Policy charges, including Policy loan interest. There is no charge for Illustrations we run in connection with the AIO program. They do not count toward your one free Illustration per year.

We will send you a letter and the Illustration to notify you of any changes in your income payment amount or duration. The new income payment amount will be effective on the income payment date following the previous income period.

Over time, your Policy’s actual performance, and perhaps your use of the Policy’s options are likely to vary from the assumptions used in the Illustrations. Changes in your Policy’s Investment Option allocations can impact your future values and income you receive. Your Policy may also be susceptible to lapse.

You are responsible to monitor your Policy’s Accumulated Value to ensure your Policy is not in danger of lapsing. You may need to make additional premium payments or loan repayments to prevent your Policy from lapsing. You will not receive a notice to remind you of your scheduled premium payments while you are in the AIO program.

MORE ON POLICY CHARGES

How We Calculate the Surrender Charge

If you surrender your Policy, a surrender charge may be assessed against your Policy’s Accumulated Value. It is based on the Age and Risk Class of both Insureds, as well as the Death Benefit Option you choose, for each $1,000 of the initial Face Amount of your Policy. Each Coverage Layer has a surrender charge, based on the Face Amount of each Coverage Layer and the Age and Risk Class of the Insured, and the Death Benefit Option, on the date each Coverage Layer is effective. If you increase your Policy’s Face Amount, we will send you a supplemental schedule of benefits that shows the surrender charge factors and associated with the increase.

During the Level Period, the Surrender Charge is equal to the initial amount. After the Level Period, the Surrender Charge decreases on each Monthly Payment Date by 1/12 of the Reduction Factor until it becomes zero after the End Year. The initial amount, Level Period, Reduction Factor, and End Year are shown in the Table of Surrender Charge Factors in the Policy Specifications.

The most we will assess on any surrendered Coverage Layer is $40.88 per $1,000 of Face Amount.

Please refer to your Policy and any supplemental schedule of benefits for surrender charges.

An example
For a Policy:

•	• that insures a male non-smoker Age 56 and a female non-smoker, Age 53 when the Policy is issued
•	• with an initial Face Amount of $2,000,000
		For Death Benefit Option A or Option C the surrender charge is:	For Death Benefit Option B, the surrender charge is:
	First five Policy Years	$22,000.00 (($2,000,000 ÷ $1,000) × 11.00)	$28,920.00 (($2,000,000 ÷ $1,000) × 14.46)
	End of seventh Policy Year	$13,200.00 ($22,000.00 — (($22,000.00 ÷ 5) × 1/12 × 24 months))	$17,352.00 ($28,920.00 —(($28,920.00 ÷ 5) × 1/12 × 24 months))

Changes in Face Amount

Net Premiums you pay are allocated to the Accumulated Value in your base Policy and any charges, withdrawals and distributions are subtracted from that Accumulated Value.

Instead, to determine the cost of insurance charge on each Coverage Layer, as described in the prospectus under YOUR POLICY’S ACCUMULATED VALUE, we discount the total Death Benefit for all Coverage Layers that would have been payable at the beginning of the Policy month and subtract the Accumulated Value in the base Policy at the beginning of the month before the monthly charge is due to determine the total Net Amount At Risk for all Coverage Layers. We then prorate the Net Amount At Risk for each Coverage Layer in the same proportion that the Face Amount of each Coverage Layer bears to the Total Face Amount for all Coverage Layers. The Net Amount At Risk for each Coverage Layer is multiplied by the current cost of insurance rate for that Coverage Layer.

If you elect Death Benefit Option C, your Death Benefit on the base Policy is your base Policy’s Face Amount plus any premium payments you make and less any withdrawals and distributions, subject to a maximum Death Benefit disclosed in your Policy Specifications. If you elect Death Benefit Option C and your Policy’s Death Benefit equals the maximum Death Benefit as shown in your Policy Specifications, the Death Benefit provided by each Coverage Layer will be reduced proportionately for purposes of calculating the Net Amount At Risk. Unless you tell us which Coverage Layer(s) to reduce.

MORE ON VARIABLE LIFE INSURANCE AND YOUR TAXES

This discussion about taxes is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). It is based on the Internal Revenue Code (the Tax Code) and does not cover any state or local tax laws. This is not a complete discussion of all federal income tax questions that may arise under the Policy. There are special rules that we do not include here that may apply in certain situations.

We do not make any guarantees about the tax status of your Policy, and you should not consider the discussion that follows to be tax advice. Speak to a qualified tax adviser for complete information about federal, state and local taxes that may apply to you.

We do not know whether the current treatment of life insurance policies under current federal income tax or estate or gift tax laws will continue. We also do not know whether the current interpretations of the laws by the IRS or the courts will remain the same. Future legislation may adversely change the tax treatment of life insurance policies, other tax consequences described in this discussion and in the Policy prospectus section VARIABLE LIFE INSURANCE AND YOUR TAXES or tax consequences that relate directly or indirectly to life insurance policies.

Mortality and Expense Charges

The Tax Code and tax regulations impose limitations on unreasonable mortality and expense charges for purposes of determining whether a policy qualifies as life insurance for federal tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid.

While the Treasury Department has issued proposed regulations about reasonable standards for mortality charges, the standards that apply to joint survivor life insurance policies are not entirely clear. While we believe that our mortality costs and other expenses used in calculating whether the Policy qualifies as life insurance are reasonable under current laws, we cannot be sure that the IRS agrees with us. We can change our mortality charges if we believe the changes are needed to ensure that your Policy qualifies as a life insurance contract.

Investor Control

For a variable life insurance policy to qualify for tax deferral, assets in the separate accounts supporting the Policy must be considered to be owned by the insurance company and not by the policy owner. Under current U.S. tax law, if a policy owner has excessive control over the investments made by a separate account, or the underlying fund, the policy owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of “investor control” the policy owner would not derive the tax benefits normally associated with variable life insurance.

The application of the investor control doctrine is subject to some uncertainty. Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the Policy or the relationship between the Policy and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given Policy, whether the Policy offers access to funds that are available to the general public, the number of transfers that a policy owner may make from one investment option to another, and the degree to which a policy owner may select or control particular investments.

With respect to this first aspect of investor control, we believe that the design of our Policies and the relationship between our Policies and the portfolios satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, we reserve the right to make such changes as we deem necessary or appropriate to reduce the risk that your Policy might not qualify as a life insurance policy for tax purposes.

The second way that impermissible investor control might exist concerns your actions. Under the IRS pronouncements, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular portfolio. You may not select or direct the purchase or sale of a particular investment of a portfolio. All investment decisions concerning the portfolios must be made by the portfolio manager for such portfolio in his or her sole and absolute discretion, and not by the policy owner.

Furthermore, under the IRS pronouncements, you may not communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by a portfolio.

Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the Policy. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from a portfolio such that you would not derive the tax benefits normally associated with variable life insurance. Although highly unlikely, such an event may have an adverse impact on the Fund and other Policies. We urge you to consult your own tax adviser with respect to the application of the investor control doctrine.

Comparison to Taxable Investments

With respect to taxable investments, current tax law generally provides for a maximum tax rate for individual taxpayers, or entities taxed at the individual level, of 15% on long-term capital gains and on certain “qualifying dividends” on corporate stock. The long-term capital gains rate does not apply to corporations. Corporations pay tax based upon the corporate tax rate, which, depending upon income, may be higher than the long-term capital tax rate for individuals. An individual taxpayer will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

These rules mean that for policyholders who are individuals the tax-related advantage of life insurance compared to certain taxable investments is reduced because the tax burden applicable to long-term capital gains and from certain “qualifying dividends” on corporate stock may be less than the individual’s ordinary income tax rate which is applied to taxable distributions from a life insurance Policy.

MORE ON PACIFIC LIFE AND THE POLICIES

How We Are Organized

Pacific Life was established on January 2, 1868 under the name, Pacific Mutual Life Insurance Company of California. It was reincorporated as Pacific Mutual Life Insurance Company on July 22, 1936. On September 1, 1997, Pacific Life converted from a mutual life insurance company to a stock life insurance company. Pacific Life redomesticated to Nebraska on September 1, 2005. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company, which in turn is a subsidiary of Pacific Mutual Holding Company, a mutual holding company.

Under their charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp. Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life’s annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company. They have the right to vote on the election of the Board of Directors of the mutual holding company and on other matters. They also have certain rights if the mutual holding company is liquidated or dissolved.

Distribution Arrangements

Pacific Select Distributors, Inc. (PSD), our subsidiary, acts as the distributor of the Policies. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. PSD is registered as a broker-dealer with the SEC and is a member of FINRA. We pay PSD for acting as distributor under a distribution agreement. We and PSD enter into selling agreements with broker-dealers whose life insurance producers are authorized by state insurance departments to sell the Policies.

The aggregate amount of underwriting commissions paid to PSD with regard to 2013, 2012 and 2011 was $5,882,819.75, $5,131,910.62 and $6,601,463.36 respectively, of which $0 was retained.

PSD or an affiliate pays various sales compensation to broker-dealers that solicit applications for the Policies. PSD or an affiliate also may provide reimbursement for other expenses associated with the promotion and solicitation of applications for the Policies. Commissions are based on “target” premiums we determine. The commissions we pay vary with the agreement, but the most common schedule of commissions we pay is:

• 100% of premiums paid up to the first target premium

• 33.5% of the premiums paid up to the second target premium

• 2.5% of the premiums paid under targets 3-10

• 2% of premiums paid thereafter.

The target premium for your policy equals your sales load target, as described under HOW PREMIUMS WORK – Deductions From Your Premiums in the prospectus. You will find the sales load target for your Policy in your Policy Specifications. The sales load target is equal to the Fixed LT Enhanced Guarantee Amount shown in your Policy Specifications.

Your life insurance producer typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the Policy, depending on the agreement between your life insurance producer and his or her firm. Pacific Life is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your life insurance producer how he/she will personally be compensated for the transaction.

PSD or an affiliate may pay broker-dealers an annual renewal commission of up to 0.20% of a Policy’s Accumulated Value less any Policy Debt. We calculate the renewal amount monthly and it becomes payable on each Policy Anniversary.

In addition to the commissions described above, we and/or an affiliate may pay additional cash compensation from their own resources in connection with the promotion and solicitation of applications for the Policies by some, but not all, broker-dealers. The additional cash compensation based on premium payments generally does not exceed 14.50% of first target premium and 1% of premiums paid thereafter. Such additional compensation may give Pacific Life greater access to life insurance producers of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your life insurance producer may serve you better, this additional compensation also may afford Pacific Life a “preferred” status at the recipient broker-dealer and provide some other marketing benefit such as website placement, access to life insurance producer lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the life insurance producer market the Policies.

As of December 31, 2013, the following firms have arrangements in effect with PSD pursuant to which the firms entitled to receive a revenue sharing payment: Advanced Equities ,AIM Systems Inc, Arete Wealth Management, AXA advisors LLC, Benefit Funding Services ,Best Practice of America, Cambridge Inv Research Inc, Capital Investment Group, CBIZ Financial Group, CBIZ Financial Solutions Inc, CBIZ Special Risk Insurance, Cetera Investment Services LLC, CLA USA INC, Clark Securities, CMS National Services LLC, Commonwealth Equity, Copperstone Insurance Services, LLC, Crump Life Insurance Services Inc, CUNA Brokerage Services, Elite Partners LLC, Exclusive Marketing Organization (EMO), FAS Corp, First Allied Securities, First Heartland Corporation, FSC Securities Corp, Futurity First Insurance Group Inc, Geneos Wealth Management, Global View Capital Insurance, Highland Capital Brokerage Inc, Impact Relationship LLC, Independent Financial Group, Invest Financial Corp, Investment CTRS of America, Linsco Private Ledger Corp, Linsco Private Ledger Ins Assc Inc, Lion Street Financial LLC, Met Life Securities Inc, Money Concepts, National Insurance Corporation, National Planning Corp, National Securities Corporation, New England Securities, New FFR Insurance Services Inc, Next Financial Group, NFP Securities, NFPISI & NFP, Ogilvie Security Advisors Corp, One Resource Group Corp, P J Robb Variable Corp, Performance Partners Insurance Solutions LLC, PJ Robb, Ramkade Financial, Raymond James & Associates Inc, Raymond James Fin Svcs Inc, Royal Alliance, Sagepoint Financial, Saybrus Equity Services Inc, Saybrus Partners Inc., Securian Financial Services, Securities America, SFA Insurance Services, SII Investments Inc, Stratagic Partners, Summit Brokerage, Symetra Investment Services, The Ayco Services Agency, LP, The Leaders Group, Tower Square Securities Inc, Transamerica Financial Services, United Planners, Walnut Street Securities, Wealth Preservation & Management, William Stoddart, Windy City and Woodbury Financial Services.

We or our affiliates may also pay other override payments, expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset the broker-dealer’s expenses in connection with activities that it is required to perform, such as educating personnel and maintaining records. Life insurance producers may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

All of the compensation described in this section, and other compensation or benefits provided by us or our affiliates, may be more or less than the overall compensation on similar or other products and may influence your life insurance producer or broker-dealer to present this Policy over other investment options. You may ask your life insurance producer about these differing and divergent interests and how he/she and his/her broker-dealer are compensated for selling the Policy.

Portfolio managers of the underlying portfolios of Pacific Select Fund available under this Policy may from time to time bear all or a portion of the expenses of conferences or meetings sponsored by Pacific Life or PSD that are attended by, among others, life insurance producers of PSD, who would receive information and/or training regarding the Fund’s portfolios and their management by the portfolio managers in addition to information respecting the variable annuity and/or life insurance products issued by Pacific Life and its affiliates. Other persons may also attend all or a portion of any such conferences or meetings, including directors, officers and employees of Pacific Life, officers and trustees of Pacific Select Fund, and spouses/guests of the foregoing. The Pacific Select Fund’s Board of Trustees may hold meetings concurrently with such a conference or meeting. The Pacific Select Fund pays for the expenses of the meetings of its Board of Trustees, including the pro rata share of expenses for attendance by the Trustees at the concurrent conferences or meetings sponsored by Pacific Life or PSD. Additional expenses and promotional items may be paid for by Pacific Life and/or portfolio managers. PSD serves as the Pacific Select Fund’s distributor.

The Separate Account

The Separate Account was established on May 12, 1988 under California law under the authority of our Board of Directors, and is now governed by the laws of the State of Nebraska as a result of Pacific Life’s redomestication to Nebraska on September 1, 2005. It is registered with the SEC as a type of investment company called a unit investment trust. The SEC does not oversee the administration or investment practices or policies of the Separate Account.

The Separate Account is not the only investor in the Funds. Investments in the Funds by other separate accounts for variable annuity contracts and variable life insurance contracts could cause conflicts. For more information, please see the Statement of Additional Information for the Funds.

Performance

Performance information may appear in advertisements, sales literature, or reports to Policy Owners or prospective buyers.

Information about performance of any Variable Account of the Separate Account reflects only the performance of a hypothetical Policy. The calculations are based on allocating the hypothetical Policy’s Accumulated Value to the Variable Account during a particular time period.

Performance information is no guarantee of how a portfolio or Variable Account will perform in the future. You should keep in mind the investment objectives and policies, characteristics and quality of the portfolio of the Fund in which the Variable Account invests, and the market conditions during the period of time that’s shown.

We may show performance information in any way that’s allowed under the law that applies to it. This may include presenting a change in Accumulated Value due to the performance of one or more Variable Accounts, or as a change in a Policy Owner’s Death Benefit.

We may show performance as a change in Accumulated Value over time or in terms of the average annual compounded rate of return on Accumulated Value. This would be based on allocating premium payments for a hypothetical Policy to a particular Variable Account over certain periods of time, including one year, or from the day the Variable Account started operating. If a portfolio has existed for longer than its corresponding Variable Account, we may also show the hypothetical returns that the Variable Account would have achieved had it invested in the portfolio from the day the portfolio started operating.

Performance may reflect the deduction of all Policy charges including premium load, the cost of insurance, the administrative charge, and the mortality and expense risk charge. The different Death Benefit Options will result in different expenses for the cost of insurance, and the varying expenses will result in different Accumulated Values.

Performance may also reflect the deduction of the surrender charge, if it applies, by assuming the hypothetical Policy is surrendered at the end of the particular period. At the same time, we may give other performance figures that do not assume the Policy is surrendered and do not reflect any deduction of the surrender charge.

We may also show performance of the underlying portfolios based on the change in value of a hypothetical investment over time or in terms of the average annual compounded return over time. Performance of the portfolios will not reflect the deduction of Policy charges. If Policy charges were reflected, the performance would be lower.

In our advertisements, sales literature and reports to Policy Owners, we may compare performance information for a Variable Account to:

• other variable life separate accounts, mutual funds, or investment products tracked by research firms, rating services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria

• the Consumer Price Index, to assess the real rate of return from buying a Policy by taking inflation into consideration

• various indices that are unmanaged.

Reports and promotional literature may also contain our rating or a rating of our claims paying ability. These ratings are set by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

Yields

The yield or total return of any Variable Account or portfolio does not reflect the deduction of Policy charges.

Fidelity VIP Money Market Variable Account

The “yield” (also called “current yield”) of the Fidelity VIP Money Market Variable Account is computed in accordance with a standard method prescribed by the SEC. The net change in the Variable Account’s unit value during a seven-day period is divided by the unit value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is “annualized” by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The “effective yield” of the Fidelity VIP Money Market Variable Account is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The formula for effective yield is: [(Base Period Return + 1) (To the power of 365/7)] – 1.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Fidelity VIP Money Market portfolio are not included in the yield calculation.

Other Variable Accounts

“Yield” of the other Variable Accounts is computed in accordance with a different standard method prescribed by the SEC. For each Variable Account, the net investment income (investment income less expenses) per accumulation unit earned during a specified one month or 30-day period is divided by the unit value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30-day period for a year), according to the following formula, which assumes semiannual compounding:

YIELD = 2[(	a – b	+ 1) [6] – 1]
cd

where:

a =net investment income earned during the period by the underlying portfolio of the Variable Account,

b =expenses accrued for the period (net of reimbursements),

c =the average daily number of accumulation units outstanding during the period that were entitled to receive dividends, and

d =the unit value of the accumulation units on the last day of the period.

The Variable Accounts’ yields will vary from time to time depending upon market conditions, the composition of each portfolio and operating expenses of the Fund allocated to each portfolio. Consequently, any given performance quotation should not be considered representative of the Variable Account’s performance in the future. Yield should also be considered relative to changes in unit values and to the relative risks associated with the investment policies and objectives of the various portfolios. In addition, because performance will fluctuate, it may not provide a basis for comparing the yield of a Variable Account with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Fidelity VIP Money Market portfolio

Current yield for the Fidelity VIP Money Market portfolio will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular 7-day period, less a pro-rata share of portfolio expenses accrued over that period (the “base period”), and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. “Effective yield” for the Fidelity VIP Money Market portfolio assumes that all dividends received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield: [(Base Period Return + 1)(To the power of 365/7)] – 1.

Other portfolios

Quotations of yield for the remaining portfolios will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period (“net investment income”), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2[(	a – b	+ 1)[6] – 1]
cd

where:

a =dividends and interest earned during the period,

b =expenses accrued for the period (net of reimbursements),

c =the average daily number of shares outstanding during the period that were entitled to receive dividends, and

d =the maximum offering price per share on the last day of the period.

Quotations of average annual total return for a portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the portfolio over certain periods that will include a period of one year (or, if less, up to the life of the portfolio), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return for the period, n = the number of periods, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

Financial Statements

The next several pages contain the statements of assets and liabilities of each of the Variable Accounts of Pacific Select Exec Separate Account as of December 31, 2013, the related statements of operations for the year or period then ended, and the statements of changes in net assets and financial highlights for each of the periods presented.

These are followed by the consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries as of December 31, 2013 and 2012 and the related consolidated statements of operations, comprehensive income, equity and cash flows for each of the three years in the period ended December 31, 2013, which are included in this SAI so you can assess our ability to meet our obligations under the Policies.

Independent Registered Public Accounting Firm and Independent Auditors

The consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries as of December 31, 2013 and 2012 and the related consolidated statements of operations, comprehensive income, equity and cash flows for each of the three years in the period ended December 31, 2013 have been audited by Deloitte & Touche LLP, 695 Town Center Drive, Suite 1200, Costa Mesa, California 92626, independent auditors, as stated in their report appearing herein, and the statements of assets and liabilities of each of the Variable Accounts of Pacific Select Exec Separate Account as of December 31, 2013, and the related statements of operations for the year or period then ended and the statements of changes in net assets and financial highlights for each of the periods presented as included in this SAI have been audited by Deloitte & Touche LLP, 695 Town Center Drive, Suite 1200, Costa Mesa, California 92626, independent registered public accounting firm, as stated in their report appearing herein, which reports are both included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

Form No. 15-28951-05

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

Pacific Life Insurance Company:

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of Pacific Select Exec Separate Account of Pacific Life Insurance Company (the “Separate Account”) comprised of Cash Management, Diversified Bond, Floating Rate Income, Floating Rate Loan, High Yield Bond, Inflation Managed, Inflation Protected, Managed Bond, Short Duration Bond, Emerging Markets Debt, American Funds® Growth, American Funds Growth-Income, Comstock, Dividend Growth, Equity Index, Focused 30, Growth (formerly named Growth LT), Large-Cap Growth, Large-Cap Value, Long/Short Large-Cap, Main Street® Core, Mid-Cap Equity, Mid-Cap Growth, Mid-Cap Value, Small-Cap Equity, Small-Cap Growth, Small-Cap Index, Small-Cap Value, Value Advantage, Health Sciences, Real Estate, Technology, Emerging Markets, International Large-Cap, International Small-Cap, International Value, Currency Strategies, Global Absolute Return, Precious Metals, American Funds Asset Allocation, Pacific Dynamix – Conservative Growth, Pacific Dynamix – Moderate Growth, Pacific Dynamix – Growth, Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, Portfolio Optimization Aggressive-Growth, Invesco V.I. International Growth Series II, American Century VP Mid Cap Value Class II, BlackRock® Basic Value V.I. Class III, BlackRock Global Allocation V.I. Class III, Dreyfus Appreciation Service Shares, Fidelity® VIP Contrafund® Service Class 2, Fidelity VIP Freedom Income Service Class 2, Fidelity VIP Freedom 2010 Service Class 2, Fidelity VIP Freedom 2015 Service Class 2, Fidelity VIP Freedom 2020 Service Class 2, Fidelity VIP Freedom 2025 Service Class 2, Fidelity VIP Freedom 2030 Service Class 2, Fidelity VIP Freedom 2035 Service Class 2, Fidelity VIP Freedom 2045 Service Class 2, Fidelity VIP Growth Service Class 2, Fidelity VIP Mid Cap Service Class 2, Fidelity VIP Value Strategies Service Class 2, Templeton Foreign Securities Class 2,Templeton Global Bond Securities Class 2, GE Investments Total Return Class 3, Janus Aspen Series Overseas Service Class, Janus Aspen Series Enterprise Service Class, Lazard Retirement U.S. Strategic Equity Service Class, ClearBridge Variable Aggressive Growth – Class II (formerly named Legg Mason ClearBridge Variable Aggressive Growth – Class II), ClearBridge Variable Mid Cap Core – Class II (formerly named Legg Mason ClearBridge Variable Mid Cap Core – Class II), Lord Abbett Developing Growth Class VC, Lord Abbett Fundamental Equity Class VC, Lord Abbett Total Return Class VC, Variable Account I, Variable Account II, Variable Account III, Variable Account V, MFS® New Discovery Series Service Class, MFS Utilities Series Service Class, Neuberger Berman Socially Responsive I Class, Oppenheimer Global Fund/VA Service Shares, PIMCO Global Multi-Asset – Advisor Class, Royce Micro-Cap Service Class, T. Rowe Price Blue Chip Growth – II, T. Rowe Price Equity Income – II, and Van Eck VIP Global Hard Assets Initial Class Variable Accounts (collectively, the “Variable Accounts”) as of December 31, 2013, the related statements of operations for the year or period then ended, and the statements of changes in net assets and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of mutual fund investments owned by Pacific Life Insurance Company as of December 31, 2013, by correspondence with the transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Variable Accounts constituting Pacific Select Exec Separate Account of Pacific Life Insurance Company as of December 31, 2013, the results of their operations for the year or period then ended, and the changes in their net assets and financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Costa Mesa, California

February 28, 2014

SA-1

PACIFIC SELECT EXEC SEPARATE ACCOUNT

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2013

Variable Accounts	Underlying Portfolios/Funds	Shares	Cost	Value

	Pacific Select Fund
Cash Management	Cash Management Class I *	17,198,411	$173,452,593	$173,452,257
Diversified Bond	Diversified Bond Class I *	2,350,807	19,102,212	19,043,954
Floating Rate Income	Floating Rate Income Class I *	108,638	1,095,823	1,111,095
Floating Rate Loan	Floating Rate Loan Class I *	3,440,016	20,933,467	21,046,814
High Yield Bond	High Yield Bond Class I *	13,720,240	85,741,314	92,784,264
Inflation Managed	Inflation Managed Class I *	10,756,259	121,131,528	104,173,842
Inflation Protected	Inflation Protected Class I *	143,070	1,514,609	1,401,446
Managed Bond	Managed Bond Class I *	29,273,404	328,609,216	330,627,733
Short Duration Bond	Short Duration Bond Class I *	6,387,365	60,270,399	60,416,237
Emerging Markets Debt	Emerging Markets Debt Class I *	307,278	3,246,445	3,110,442
American Funds® Growth	American Funds Growth Class I *	5,710,749	43,207,738	69,489,499
American Funds Growth-Income	American Funds Growth-Income Class I *	4,143,265	37,232,754	57,623,996
Comstock	Comstock Class I *	4,251,961	34,448,983	47,386,499
Dividend Growth	Dividend Growth Class I *	4,014,926	39,589,358	52,975,132
Equity Index	Equity Index Class I *	12,919,519	359,593,329	522,578,459
Focused 30	Focused 30 Class I *	1,509,733	18,401,890	25,152,204
Growth	Growth Class I *	11,024,738	182,566,897	197,881,432
Large-Cap Growth	Large-Cap Growth Class I *	6,355,609	32,403,259	45,152,979
Large-Cap Value	Large-Cap Value Class I *	7,326,310	81,765,454	116,501,180
Long/Short Large-Cap	Long/Short Large-Cap Class I *	1,066,560	8,217,032	10,182,000
Main Street® Core	Main Street Core Class I *	7,129,481	134,755,216	183,977,349
Mid-Cap Equity	Mid-Cap Equity Class I *	8,029,554	92,762,885	108,778,325
Mid-Cap Growth	Mid-Cap Growth Class I *	5,137,525	42,796,221	48,916,171
Mid-Cap Value	Mid-Cap Value Class I *	973,803	11,334,840	12,735,576
Small-Cap Equity	Small-Cap Equity Class I *	1,051,073	12,753,537	16,605,676
Small-Cap Growth	Small-Cap Growth Class I *	3,035,709	30,121,966	39,442,905
Small-Cap Index	Small-Cap Index Class I *	13,136,667	149,887,111	225,520,756
Small-Cap Value	Small-Cap Value Class I *	4,568,549	55,058,730	68,744,435
Value Advantage	Value Advantage Class I *	9,932	110,179	116,006
Health Sciences	Health Sciences Class I *	2,229,486	30,544,235	50,078,037
Real Estate	Real Estate Class I *	5,306,393	67,085,111	88,092,955
Technology	Technology Class I *	2,963,509	13,725,924	15,255,259
Emerging Markets	Emerging Markets Class I *	8,925,593	120,330,584	142,031,499
International Large-Cap	International Large-Cap Class I *	19,833,007	121,834,395	158,031,149
International Small-Cap	International Small-Cap Class I *	1,505,681	9,925,729	12,231,090
International Value	International Value Class I *	12,613,727	154,217,371	148,927,965
Currency Strategies	Currency Strategies Class I *	10,851	112,584	111,267
Global Absolute Return	Global Absolute Return Class I *	99,591	968,576	982,475
Precious Metals	Precious Metals Class I *	186,700	958,306	821,482
American Funds Asset Allocation	American Funds Asset Allocation Class I *	856,433	13,742,495	16,315,024
Pacific Dynamix - Conservative Growth	Pacific Dynamix - Conservative Growth Class I *	241,333	2,886,004	3,080,311
Pacific Dynamix - Moderate Growth	Pacific Dynamix - Moderate Growth Class I *	908,622	12,232,410	13,917,217
Pacific Dynamix - Growth	Pacific Dynamix - Growth Class I *	1,083,934	15,131,377	17,789,910
Portfolio Optimization Conservative	Portfolio Optimization Conservative Class I *	2,386,365	24,581,347	26,035,721
Portfolio Optimization Moderate-Conservative	Portfolio Optimization Moderate-Conservative Class I *	4,458,151	44,223,278	50,533,923
Portfolio Optimization Moderate	Portfolio Optimization Moderate Class I *	19,637,309	191,090,620	228,766,379
Portfolio Optimization Growth	Portfolio Optimization Growth Class I *	25,464,404	244,678,567	304,790,121
Portfolio Optimization Aggressive-Growth	Portfolio Optimization Aggressive-Growth Class I *	10,258,163	97,483,474	124,205,314

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. International Growth Series II	Invesco V.I. International Growth Series II	153,354	4,836,690	5,348,994

	American Century Variable Portfolios, Inc.
American Century VP Mid Cap Value Class II	American Century VP Mid Cap Value Class II	399,880	6,511,370	7,389,789

	BlackRock® Variable Series Funds, Inc.
BlackRock Basic Value V.I. Class III	BlackRock Basic Value V.I. Class III	1,062,364	14,381,017	18,432,011
BlackRock Global Allocation V.I. Class III	BlackRock Global Allocation V.I. Class III	3,599,351	51,295,660	56,077,896

	Dreyfus Variable Investment Fund
Dreyfus Appreciation Service Shares	Dreyfus Appreciation Service Shares	3,319	149,063	158,303

See Notes to Financial Statements

SA-2

See explanation of symbol on page SA-3

PACIFIC SELECT EXEC SEPARATE ACCOUNT

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2013

Variable Accounts	Underlying Portfolios/Funds	Shares	Cost	Value

	Fidelity® Variable Insurance Products Funds
Fidelity VIP Contrafund® Service Class 2	Fidelity VIP Contrafund Service Class 2	1,634,919	$36,650,401	$55,211,223
Fidelity VIP Freedom Income Service Class 2	Fidelity VIP Freedom Income Service Class 2	107,720	1,143,375	1,168,762
Fidelity VIP Freedom 2010 Service Class 2	Fidelity VIP Freedom 2010 Service Class 2	71,700	792,030	877,605
Fidelity VIP Freedom 2015 Service Class 2	Fidelity VIP Freedom 2015 Service Class 2	255,194	2,815,087	3,156,750
Fidelity VIP Freedom 2020 Service Class 2	Fidelity VIP Freedom 2020 Service Class 2	671,774	7,401,261	8,424,045
Fidelity VIP Freedom 2025 Service Class 2	Fidelity VIP Freedom 2025 Service Class 2	499,187	5,516,126	6,449,502
Fidelity VIP Freedom 2030 Service Class 2	Fidelity VIP Freedom 2030 Service Class 2	660,906	7,087,824	8,446,383
Fidelity VIP Freedom 2035 Service Class 2	Fidelity VIP Freedom 2035 Service Class 2	33,681	584,071	642,969
Fidelity VIP Freedom 2045 Service Class 2	Fidelity VIP Freedom 2045 Service Class 2	37,679	625,850	683,125
Fidelity VIP Growth Service Class 2	Fidelity VIP Growth Service Class 2	105,274	4,482,543	5,955,363
Fidelity VIP Mid Cap Service Class 2	Fidelity VIP Mid Cap Service Class 2	1,087,078	30,605,352	38,699,991
Fidelity VIP Value Strategies Service Class 2	Fidelity VIP Value Strategies Service Class 2	356,387	4,308,110	5,153,362

	Franklin Templeton Variable Insurance Products Trust
Templeton Foreign Securities Class 2	Templeton Foreign Securities Class 2	479,190	7,641,560	8,261,227
Templeton Global Bond Securities Class 2	Templeton Global Bond Securities Class 2	2,322,809	43,611,908	43,204,254

	GE Investments Funds, Inc.
GE Investments Total Return Class 3	GE Investments Total Return Class 3	91,101	1,641,530	1,699,024

	Janus Aspen Series
Janus Aspen Series Overseas Service Shares	Janus Aspen Series Overseas Service Shares	536,082	20,863,876	21,936,482
Janus Aspen Series Enterprise Service Shares	Janus Aspen Series Enterprise Service Shares	90,364	4,037,837	5,132,650

	Lazard Retirement Series, Inc.
Lazard Retirement U.S. Strategic Equity Service Class	Lazard Retirement U.S. Strategic Equity Service Class	91,376	986,780	1,098,340

	Legg Mason Partners Variable Equity Trust
ClearBridge Variable Aggressive Growth - Class II	ClearBridge Variable Aggressive Growth - Class II	353,197	8,344,336	9,324,402
ClearBridge Variable Mid Cap Core - Class II	ClearBridge Variable Mid Cap Core - Class II	959,381	14,208,610	17,892,447

	Lord Abbett Series Fund, Inc.
Lord Abbett Developing Growth Class VC	Lord Abbett Developing Growth Class VC	122,947	2,804,692	2,918,770
Lord Abbett Fundamental Equity Class VC	Lord Abbett Fundamental Equity Class VC	575,502	10,561,209	12,102,797
Lord Abbett Total Return Class VC	Lord Abbett Total Return Class VC	70,634	1,161,313	1,145,676

	M Fund, Inc.
I	M International Equity	5,257,042	61,046,384	69,130,106
II	M Large Cap Growth	1,768,503	27,027,795	43,752,760
III	M Capital Appreciation	1,707,063	37,378,320	50,716,838
V	M Large Cap Value	1,647,855	17,678,210	22,690,966

	MFS® Variable Insurance Trust
MFS New Discovery Series Service Class	MFS New Discovery Series Service Class	634,254	10,677,168	13,332,012
MFS Utilities Series Service Class	MFS Utilities Series Service Class	430,396	11,646,783	13,544,555

	Neuberger Berman Advisers Management Trust
Neuberger Berman Socially Responsive I Class	Neuberger Berman Socially Responsive I Class	6,370	127,901	138,363

	Oppenheimer Variable Account Funds
Oppenheimer Global Fund/VA Service Shares	Oppenheimer Global Fund/VA Service Shares	28,563	1,079,301	1,155,929

	PIMCO Variable Insurance Trust
PIMCO Global Multi-Asset - Advisor Class	PIMCO Global Multi-Asset - Advisor Class	631,765	7,889,910	7,189,483

	Royce Capital Fund
Royce Micro-Cap Service Class	Royce Micro-Cap Service Class	158,508	1,800,164	2,016,219

	T. Rowe Price Equity Series, Inc.
T. Rowe Price Blue Chip Growth - II	T. Rowe Price Blue Chip Growth - II *	2,714,587	36,999,598	50,355,589
T. Rowe Price Equity Income - II	T. Rowe Price Equity Income - II	2,197,439	45,818,058	62,363,320

	Van Eck VIP Trust
Van Eck VIP Global Hard Assets Initial Class	Van Eck VIP Global Hard Assets Initial Class	1,785,254	56,278,211	56,039,125

*	The variable accounts did not receive any dividends or capital gains distributions from the underlying portfolios/funds during the reporting period (See Note 3 in Notes to Financial Statements).

See Notes to Financial Statements

SA-3

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2013

	Variable Accounts
	Cash Management	Diversified Bond	Floating Rate Income	Floating Rate Loan	High Yield Bond	Inflation Managed	Inflation Protected
ASSETS
Investments in mutual funds, at value	$173,452,257	$19,043,954	$1,111,095	$21,046,814	$92,784,264	$104,173,842	$1,401,446
Receivables:
Due from Pacific Life Insurance Company	269,094	-	-	103,860	54,219	93,589	7,136
Investments sold	-	9,224	-	-	-	-	-
Total Assets	173,721,351	19,053,178	1,111,095	21,150,674	92,838,483	104,267,431	1,408,582
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	-	9,219	-	-	-	-	-
Investments purchased	269,284	-	-	103,876	54,136	93,674	7,137
Total Liabilities	269,284	9,219	-	103,876	54,136	93,674	7,137
NET ASSETS	$173,452,067	$19,043,959	$1,111,095	$21,046,798	$92,784,347	$104,173,757	$1,401,445
Units Outstanding	7,411,295	1,384,959	108,683	1,963,634	1,458,347	1,863,131	135,740
Accumulation Unit Value	$23.40	$13.75	$10.22	$10.72	$63.62	$55.91	$10.32
Cost of Investments	$173,452,593	$19,102,212	$1,095,823	$20,933,467	$85,741,314	$121,131,528	$1,514,609
	Managed Bond	Short Duration Bond	Emerging Markets Debt	American Funds Growth	American Funds Growth-Income	Comstock	Dividend Growth
ASSETS
Investments in mutual funds, at value	$330,627,733	$60,416,237	$3,110,442	$69,489,499	$57,623,996	$47,386,499	$52,975,132
Receivables:
Due from Pacific Life Insurance Company	136,636	66,121	1,387	-	29,869	-	-
Investments sold	-	-	-	1,705	-	3,245	6,939
Total Assets	330,764,369	60,482,358	3,111,829	69,491,204	57,653,865	47,389,744	52,982,071
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	-	-	-	1,726	-	3,065	6,887
Investments purchased	136,584	66,107	1,385	-	34,053	-	-
Total Liabilities	136,584	66,107	1,385	1,726	34,053	3,065	6,887
NET ASSETS	$330,627,785	$60,416,251	$3,110,444	$69,489,478	$57,619,812	$47,386,679	$52,975,184
Units Outstanding	5,362,756	4,795,771	300,584	3,542,126	3,191,171	2,579,254	2,609,334
Accumulation Unit Value	$61.65	$12.60	$10.35	$19.62	$18.06	$18.37	$20.30
Cost of Investments	$328,609,216	$60,270,399	$3,246,445	$43,207,738	$37,232,754	$34,448,983	$39,589,358
	Equity Index	Focused 30	Growth	Large-Cap Growth	Large-Cap Value	Long/Short Large-Cap	Main Street Core
ASSETS
Investments in mutual funds, at value	$522,578,459	$25,152,204	$197,881,432	$45,152,979	$116,501,180	$10,182,000	$183,977,349
Receivables:
Due from Pacific Life Insurance Company	-	-	-	-	4,218	2,857	-
Investments sold	41,986	8,947	36,400	31,348	-	-	80,926
Total Assets	522,620,445	25,161,151	197,917,832	45,184,327	116,505,398	10,184,857	184,058,275
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	41,704	8,923	36,360	31,335	-	-	80,909
Investments purchased	-	-	-	-	3,848	2,842	-
Total Liabilities	41,704	8,923	36,360	31,335	3,848	2,842	80,909
NET ASSETS	$522,578,741	$25,152,228	$197,881,472	$45,152,992	$116,501,550	$10,182,015	$183,977,366
Units Outstanding	6,499,445	1,244,868	2,928,479	3,802,112	4,753,645	693,301	2,339,373
Accumulation Unit Value	$80.40	$20.20	$67.57	$11.88	$24.51	$14.69	$78.64
Cost of Investments	$359,593,329	$18,401,890	$182,566,897	$32,403,259	$81,765,454	$8,217,032	$134,755,216

See Notes to Financial Statements

SA-4

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2013

	Variable Accounts
	Mid-Cap Equity	Mid-Cap Growth	Mid-Cap Value	Small-Cap Equity	Small-Cap Growth	Small-Cap Index	Small-Cap Value
ASSETS
Investments in mutual funds, at value	$108,778,325	$48,916,171	$12,735,576	$16,605,676	$39,442,905	$225,520,756	$68,744,435
Receivables:
Due from Pacific Life Insurance Company	-	-	-	17,156	-	-	10,372
Investments sold	114,613	22,379	4,031	-	28,954	60,140	-
Total Assets	108,892,938	48,938,550	12,739,607	16,622,832	39,471,859	225,580,896	68,754,807
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	114,404	22,492	4,052	-	28,868	60,412	-
Investments purchased	-	-	-	17,084	-	-	10,349
Total Liabilities	114,404	22,492	4,052	17,084	28,868	60,412	10,349
NET ASSETS	$108,778,534	$48,916,058	$12,735,555	$16,605,748	$39,442,991	$225,520,484	$68,744,458
Units Outstanding	3,018,583	3,219,018	498,596	651,676	1,753,971	7,403,781	1,800,314
Accumulation Unit Value	$36.04	$15.20	$25.54	$25.48	$22.49	$30.46	$38.18
Cost of Investments	$92,762,885	$42,796,221	$11,334,840	$12,753,537	$30,121,966	$149,887,111	$55,058,730
	Value Advantage	Health Sciences	Real Estate	Technology	Emerging Markets	International Large-Cap	International Small-Cap
ASSETS
Investments in mutual funds, at value	$116,006	$50,078,037	$88,092,955	$15,255,259	$142,031,499	$158,031,149	$12,231,090
Receivables:
Due from Pacific Life Insurance Company	-	-	39,540	-	-	67,139	-
Investments sold	-	9,482	-	3,111	26,189	-	3,032
Total Assets	116,006	50,087,519	88,132,495	15,258,370	142,057,688	158,098,288	12,234,122
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	-	9,468	-	3,122	26,315	-	3,011
Investments purchased	-	-	39,593	-	-	67,291	-
Total Liabilities	-	9,468	39,593	3,122	26,315	67,291	3,011
NET ASSETS	$116,006	$50,078,051	$88,092,902	$15,255,248	$142,031,373	$158,030,997	$12,231,111
Units Outstanding	9,931	1,320,901	1,845,862	1,688,983	3,251,471	9,938,692	994,721
Accumulation Unit Value	$11.68	$37.91	$47.72	$9.03	$43.68	$15.90	$12.30
Cost of Investments	$110,179	$30,544,235	$67,085,111	$13,725,924	$120,330,584	$121,834,395	$9,925,729
	International Value	Currency Strategies	Global Absolute Return	Precious Metals	American Funds Asset Allocation	Pacific Dynamix - Conservative Growth	Pacific Dynamix - Moderate Growth
ASSETS
Investments in mutual funds, at value	$148,927,965	$111,267	$982,475	$821,482	$16,315,024	$3,080,311	$13,917,217
Receivables:
Due from Pacific Life Insurance Company	11,710	1,385	-	13,749	207,544	652	8,425
Total Assets	148,939,675	112,652	982,475	835,231	16,522,568	3,080,963	13,925,642
LIABILITIES
Payables:
Investments purchased	11,758	1,385	-	13,749	207,544	652	8,434
Total Liabilities	11,758	1,385	-	13,749	207,544	652	8,434
NET ASSETS	$148,927,917	$111,267	$982,475	$821,482	$16,315,024	$3,080,311	$13,917,208
Units Outstanding	5,000,840	11,086	102,063	107,583	779,135	198,457	805,602
Accumulation Unit Value	$29.78	$10.04	$9.63	$7.64	$20.94	$15.52	$17.28
Cost of Investments	$154,217,371	$112,584	$968,576	$958,306	$13,742,495	$2,886,004	$12,232,410

See Notes to Financial Statements

SA-5

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2013

	Variable Accounts
	Pacific Dynamix - Growth	Portfolio Optimization Conservative	Portfolio Optimization Moderate- Conservative	Portfolio Optimization Moderate	Portfolio Optimization Growth	Portfolio Optimization Aggressive- Growth	Invesco V.I. International Growth Series II
ASSETS
Investments in mutual funds, at value	$17,789,910	$26,035,721	$50,533,923	$228,766,379	$304,790,121	$124,205,314	$5,348,994
Receivables:
Due from Pacific Life Insurance Company	11,985	-	-	-	58,280	40,552	47
Investments sold	-	108,420	608,927	79,530	-	-	-
Total Assets	17,801,895	26,144,141	51,142,850	228,845,909	304,848,401	124,245,866	5,349,041
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	-	108,412	608,954	79,534	-	-	-
Investments purchased	11,988	-	-	-	58,203	40,564	43
Total Liabilities	11,988	108,412	608,954	79,534	58,203	40,564	43
NET ASSETS	$17,789,907	$26,035,729	$50,533,896	$228,766,375	$304,790,198	$124,205,302	$5,348,998
Units Outstanding	930,513	2,306,800	4,324,913	19,114,004	24,897,615	10,069,033	430,205
Accumulation Unit Value	$19.12	$11.29	$11.68	$11.97	$12.24	$12.34	$12.43
Cost of Investments	$15,131,377	$24,581,347	$44,223,278	$191,090,620	$244,678,567	$97,483,474	$4,836,690
	American Century VP Mid Cap Value Class II	BlackRock Basic Value V.I. Class III	BlackRock Global Allocation V.I. Class III	Dreyfus Appreciation Service Shares	Fidelity VIP Contrafund Service Class 2	Fidelity VIP Freedom Income Service Class 2	Fidelity VIP Freedom 2010 Service Class 2
ASSETS
Investments in mutual funds, at value	$7,389,789	$18,432,011	$56,077,896	$158,303	$55,211,223	$1,168,762	$877,605
Receivables:
Due from Pacific Life Insurance Company	4,681	2,099	-	1,093	-	44	-
Investments sold	-	-	5,284	-	23,569	-	-
Total Assets	7,394,470	18,434,110	56,083,180	159,396	55,234,792	1,168,806	877,605
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	-	-	5,271	-	23,637	-	2
Investments purchased	4,679	2,094	-	1,093	-	43	-
Total Liabilities	4,679	2,094	5,271	1,093	23,637	43	2
NET ASSETS	$7,389,791	$18,432,016	$56,077,909	$158,303	$55,211,155	$1,168,763	$877,603
Units Outstanding	535,505	1,031,554	2,921,329	14,318	2,737,871	93,667	67,455
Accumulation Unit Value	$13.80	$17.87	$19.20	$11.06	$20.17	$12.48	$13.01
Cost of Investments	$6,511,370	$14,381,017	$51,295,660	$149,063	$36,650,401	$1,143,375	$792,030

	Fidelity VIP Freedom 2015 Service Class 2	Fidelity VIP Freedom 2020 Service Class 2	Fidelity VIP Freedom 2025 Service Class 2	Fidelity VIP Freedom 2030 Service Class 2	Fidelity VIP Freedom 2035 Service Class 2	Fidelity VIP Freedom 2045 Service Class 2	Fidelity VIP Growth Service Class 2
ASSETS
Investments in mutual funds, at value	$3,156,750	$8,424,045	$6,449,502	$8,446,383	$642,969	$683,125	$5,955,363
Receivables:
Due from Pacific Life Insurance Company	-	2,171	1,134	999	-	41	-
Investments sold	-	-	-	-	-	-	1,454
Total Assets	3,156,750	8,426,216	6,450,636	8,447,382	642,969	683,166	5,956,817
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	1	-	-	-	-	-	1,448
Investments purchased	-	2,166	1,129	996	-	41	-
Total Liabilities	1	2,166	1,129	996	-	41	1,448
NET ASSETS	$3,156,749	$8,424,050	$6,449,507	$8,446,386	$642,969	$683,125	$5,955,369
Units Outstanding	245,377	672,260	498,012	677,750	49,518	52,055	318,727
Accumulation Unit Value	$12.86	$12.53	$12.95	$12.46	$12.98	$13.12	$18.68
Cost of Investments	$2,815,087	$7,401,261	$5,516,126	$7,087,824	$584,071	$625,850	$4,482,543

See Notes to Financial Statements

SA-6

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2013

	Variable Accounts
	Fidelity VIP Mid Cap Service Class 2	Fidelity VIP Value Strategies Service Class 2	Templeton Foreign Securities Class 2	Templeton Global Bond Securities Class 2	GE Investments Total Return Class 3	Janus Aspen Series Overseas Service Shares	Janus Aspen Series Enterprise Service Shares
ASSETS
Investments in mutual funds, at value	$38,699,991	$5,153,362	$8,261,227	$43,204,254	$1,699,024	$21,936,482	$5,132,650
Receivables:
Due from Pacific Life Insurance Company	-	-	75,065	7,645	151	-	398
Investments sold	5,389	4,713	-	-	-	2,966	-
Total Assets	38,705,380	5,158,075	8,336,292	43,211,899	1,699,175	21,939,448	5,133,048
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	5,309	4,706	-	-	-	3,121	-
Investments purchased	-	-	75,064	7,608	151	-	397
Total Liabilities	5,309	4,706	75,064	7,608	151	3,121	397
NET ASSETS	$38,700,071	$5,153,369	$8,261,228	$43,204,291	$1,699,024	$21,936,327	$5,132,651
Units Outstanding	1,709,116	274,620	612,091	3,549,663	128,612	1,958,426	299,659
Accumulation Unit Value	$22.64	$18.77	$13.50	$12.17	$13.21	$11.20	$17.13
Cost of Investments	$30,605,352	$4,308,110	$7,641,560	$43,611,908	$1,641,530	$20,863,876	$4,037,837
	Lazard Retirement U.S. Strategic Equity Service Class	ClearBridge Variable Aggressive Growth - Class II	ClearBridge Variable Mid Cap Core - Class II	Lord Abbett Developing Growth Class VC	Lord Abbett Fundamental Equity Class VC	Lord Abbett Total Return Class VC	I
ASSETS
Investments in mutual funds, at value	$1,098,340	$9,324,402	$17,892,447	$2,918,770	$12,102,797	$1,145,676	$69,130,106
Receivables:
Due from Pacific Life Insurance Company	15	2,427	5,947	-	-	5,318	43,023
Investments sold	-	-	-	49,063	26,637	-	-
Total Assets	1,098,355	9,326,829	17,898,394	2,967,833	12,129,434	1,150,994	69,173,129
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	-	-	-	49,064	26,620	-	-
Investments purchased	17	2,428	5,954	-	-	5,318	43,086
Total Liabilities	17	2,428	5,954	49,064	26,620	5,318	43,086
NET ASSETS	$1,098,338	$9,324,401	$17,892,440	$2,918,769	$12,102,814	$1,145,676	$69,130,043
Units Outstanding	84,359	541,048	1,106,581	187,471	791,610	117,785	1,916,959
Accumulation Unit Value	$13.02	$17.23	$16.17	$15.57	$15.29	$9.73	$36.06
Cost of Investments	$986,780	$8,344,336	$14,208,610	$2,804,692	$10,561,209	$1,161,313	$61,046,384
	II	III	V	MFS New Discovery Series Service Class	MFS Utilities Series Service Class	Neuberger Berman Socially Responsive I Class	Oppenheimer Global Fund/VA Service Shares
ASSETS
Investments in mutual funds, at value	$43,752,760	$50,716,838	$22,690,966	$13,332,012	$13,544,555	$138,363	$1,155,929
Receivables:
Due from Pacific Life Insurance Company	30,646	38,702	58,359	62,654	600	-	424
Total Assets	43,783,406	50,755,540	22,749,325	13,394,666	13,545,155	138,363	1,156,353
LIABILITIES
Payables:
Investments purchased	30,666	38,697	58,566	62,656	583	-	424
Total Liabilities	30,666	38,697	58,566	62,656	583	-	424
NET ASSETS	$43,752,740	$50,716,843	$22,690,759	$13,332,010	$13,544,572	$138,363	$1,155,929
Units Outstanding	1,131,359	802,176	994,668	683,662	894,580	11,460	100,254
Accumulation Unit Value	$38.67	$63.22	$22.81	$19.50	$15.14	$12.07	$11.53
Cost of Investments	$27,027,795	$37,378,320	$17,678,210	$10,677,168	$11,646,783	$127,901	$1,079,301

See Notes to Financial Statements

SA-7

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2013

	Variable Accounts
	PIMCO Global Multi-Asset - Advisor Class	Royce Micro-Cap Service Class	T. Rowe Price Blue Chip Growth - II	T. Rowe Price Equity Income - II	Van Eck VIP Global Hard Assets Initial Class
ASSETS
Investments in mutual funds, at value	$7,189,483	$2,016,219	$50,355,589	$62,363,320	$56,039,125
Receivables:
Due from Pacific Life Insurance Company	-	2,644	53,266	-	1,057
Investments sold	6,920	-	-	85	-
Total Assets	7,196,403	2,018,863	50,408,855	62,363,405	56,040,182
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	6,993	-	-	199	-
Investments purchased	-	2,681	53,289	-	1,073
Total Liabilities	6,993	2,681	53,289	199	1,073
NET ASSETS	$7,189,410	$2,016,182	$50,355,566	$62,363,206	$56,039,109
Units Outstanding	784,478	152,971	2,403,200	3,604,155	2,061,594
Accumulation Unit Value	$9.16	$13.18	$20.95	$17.30	$27.18
Cost of Investments	$7,889,910	$1,800,164	$36,999,598	$45,818,058	$56,278,211

See Notes to Financial Statements

SA-8

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2013

	Variable Accounts
	Cash Management	Diversified Bond	Floating Rate Income (1)	Floating Rate Loan	High Yield Bond	Inflation Managed	Inflation Protected
INVESTMENT INCOME
Dividends from mutual fund investments (2)	$-	$-	$-	$-	$-	$-	$-
Net Investment Income	-	-	-	-	-	-	-
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of mutual fund investments	(1,578)	(1,543,076)	1,900	(518,062)	843,723	(2,803,629)	(15,211)
Capital gain distributions from mutual fund investments (2)	-	-	-	-	-	-	-
Realized Gain (Loss) on Investments	(1,578)	(1,543,076)	1,900	(518,062)	843,723	(2,803,629)	(15,211)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	1,198	1,322,436	15,272	1,170,140	5,710,162	(9,241,186)	(137,104)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($380)	($220,640)	$17,172	$652,078	$6,553,885	($12,044,815)	($152,315)
	Managed Bond	Short Duration Bond	Emerging Markets Debt	American Funds Growth	American Funds Growth-Income	Comstock	Dividend Growth
INVESTMENT INCOME
Dividends from mutual fund investments (2)	$-	$-	$-	$-	$-	$-	$-
Net Investment Income	-	-	-	-	-	-	-
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of mutual fund investments	518,482	37,346	(31,798)	3,006,747	40,722	2,117,798	1,756,078
Capital gain distributions from mutual fund investments (2)	-	-	-	-	-	-	-
Realized Gain (Loss) on Investments	518,482	37,346	(31,798)	3,006,747	40,722	2,117,798	1,756,078
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(8,553,620)	191,683	(151,527)	12,223,379	13,720,736	9,509,264	10,473,885
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($8,035,138)	$229,029	($183,325)	$15,230,126	$13,761,458	$11,627,062	$12,229,963
	Equity Index	Focused 30	Growth	Large-Cap Growth	Large-Cap Value	Long/Short Large-Cap	Main Street Core
INVESTMENT INCOME
Dividends from mutual fund investments (2)	$-	$-	$-	$-	$-	$-	$-
Net Investment Income	-	-	-	-	-	-	-
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of mutual fund investments	11,043,099	1,653,621	(4,445,524)	2,064,165	(191,681)	(10,908)	(1,170,472)
Capital gain distributions from mutual fund investments (2)	-	-	-	-	-	-	-
Realized Gain (Loss) on Investments	11,043,099	1,653,621	(4,445,524)	2,064,165	(191,681)	(10,908)	(1,170,472)
CHANGE IN NET UNREALIZED APPRECIATION ON INVESTMENTS	119,801,992	5,390,666	56,633,476	10,652,605	29,008,753	2,328,522	47,131,043
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$130,845,091	$7,044,287	$52,187,952	$12,716,770	$28,817,072	$2,317,614	$45,960,571

(1) Operations commenced during 2013 (See Note 1 in Notes to Financial Statements).

(2) See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements

SA-9

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2013

	Variable Accounts
	Mid-Cap Equity	Mid-Cap Growth	Mid-Cap Value	Small-Cap Equity	Small-Cap Growth	Small-Cap Index	Small-Cap Value
INVESTMENT INCOME
Dividends from mutual fund investments (1)	$-	$-	$-	$-	$-	$-	$-
Net Investment Income	-	-	-	-	-	-	-
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of mutual fund investments	(6,175,727)	2,344,382	1,230,122	190,309	1,839,674	398,409	3,757,639
Capital gain distributions from mutual fund investments (1)	-	-	-	-	-	-	-
Realized Gain (Loss) on Investments	(6,175,727)	2,344,382	1,230,122	190,309	1,839,674	398,409	3,757,639
CHANGE IN NET UNREALIZED APPRECIATION ON INVESTMENTS	36,386,526	10,197,984	1,327,681	3,674,204	8,224,700	62,921,602	13,340,273
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$30,210,799	$12,542,366	$2,557,803	$3,864,513	$10,064,374	$63,320,011	$17,097,912
	Value Advantage (2)	Health Sciences	Real Estate	Technology	Emerging Markets	International Large-Cap	International Small-Cap
INVESTMENT INCOME
Dividends from mutual fund investments (1)	$-	$-	$-	$-	$-	$-	$-
Net Investment Income	-	-	-	-	-	-	-
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of mutual fund investments	944	4,016,805	2,230,180	(626,816)	5,106,098	833,920	(517,372)
Capital gain distributions from mutual fund investments (1)	-	-	-	-	-	-	-
Realized Gain (Loss) on Investments	944	4,016,805	2,230,180	(626,816)	5,106,098	833,920	(517,372)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	5,827	13,811,438	(744,500)	3,472,934	5,869,862	23,327,943	3,086,460
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,771	$17,828,243	$1,485,680	$2,846,118	$10,975,960	$24,161,863	$2,569,088
	International Value	Currency Strategies (2)	Global Absolute Return (2)	Precious Metals (2)	American Funds Asset Allocation	Pacific Dynamix - Conservative Growth	Pacific Dynamix - Moderate Growth
INVESTMENT INCOME
Dividends from mutual fund investments (1)	$-	$-	$-	$-	$-	$-	$-
Net Investment Income	-	-	-	-	-	-	-
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of mutual fund investments	(11,165,459)	(2,905)	(39,779)	(2,036)	162,999	25,317	122,423
Capital gain distributions from mutual fund investments (1)	-	-	-	-	-	-	-
Realized Gain (Loss) on Investments	(11,165,459)	(2,905)	(39,779)	(2,036)	162,999	25,317	122,423
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	37,778,693	(1,318)	13,900	(136,825)	2,236,735	215,872	1,432,158
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$26,613,234	($4,223)	($25,879)	($138,861)	$2,399,734	$241,189	$1,554,581

(1) See Note 3 in Notes to Financial Statements.

(2) Operations commenced during 2013 (See Note 1 in Notes to Financial Statements).

See Notes to Financial Statements

SA-10

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2013

	Variable Accounts
	Pacific Dynamix - Growth	Portfolio Optimization Conservative	Portfolio Optimization Moderate- Conservative	Portfolio Optimization Moderate	Portfolio Optimization Growth	Portfolio Optimization Aggressive- Growth	Invesco V.I. International Growth Series II
INVESTMENT INCOME
Dividends from mutual fund investments (1)	$-	$-	$-	$-	$-	$-	$36,824
Net Investment Income	-	-	-	-	-	-	36,824
REALIZED GAIN ON INVESTMENTS
Realized gain on sale of mutual fund investments	143,642	723,897	978,074	2,514,573	3,521,888	1,426,338	157,948
Capital gain distributions from mutual fund investments (1)	-	-	-	-	-	-	-
Realized Gain on Investments	143,642	723,897	978,074	2,514,573	3,521,888	1,426,338	157,948
CHANGE IN NET UNREALIZED APPRECIATION ON INVESTMENTS	2,309,683	62,952	3,049,487	23,702,289	42,326,153	20,015,766	425,532
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,453,325	$786,849	$4,027,561	$26,216,862	$45,848,041	$21,442,104	$620,304
	American Century VP Mid Cap Value Class II	BlackRock Basic Value V.I. Class III	BlackRock Global Allocation V.I. Class III	Dreyfus Appreciation Service Shares (2)	Fidelity VIP Contrafund Service Class 2	Fidelity VIP Freedom Income Service Class 2	Fidelity VIP Freedom 2010 Service Class 2
INVESTMENT INCOME
Dividends from mutual fund investments (1)	$59,896	$194,806	$565,666	$6,423	$416,787	$14,730	$12,391
Net Investment Income	59,896	194,806	565,666	6,423	416,787	14,730	12,391
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of mutual fund investments	421,943	1,879,459	1,119,210	(974)	1,772,270	21,135	11,823
Capital gain distributions from mutual fund investments (1)	52,966	-	2,243,501	-	14,595	9,977	9,812
Realized Gain (Loss) on Investments	474,909	1,879,459	3,362,711	(974)	1,786,865	31,112	21,635
CHANGE IN NET UNREALIZED APPRECIATION ON INVESTMENTS	782,736	2,747,219	3,160,239	9,240	11,444,499	10,268	67,994
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,317,541	$4,821,484	$7,088,616	$14,689	$13,648,151	$56,110	$102,020
	Fidelity VIP Freedom 2015 Service Class 2	Fidelity VIP Freedom 2020 Service Class 2	Fidelity VIP Freedom 2025 Service Class 2	Fidelity VIP Freedom 2030 Service Class 2	Fidelity VIP Freedom 2035 Service Class 2	Fidelity VIP Freedom 2045 Service Class 2	Fidelity VIP Growth Service Class 2
INVESTMENT INCOME
Dividends from mutual fund investments (1)	$45,586	$125,362	$98,616	$117,721	$8,826	$9,840	$2,428
Net Investment Income	45,586	125,362	98,616	117,721	8,826	9,840	2,428
REALIZED GAIN ON INVESTMENTS
Realized gain on sale of mutual fund investments	38,273	87,679	317,837	122,844	6,328	19,234	357,181
Capital gain distributions from mutual fund investments (1)	38,330	104,432	89,567	106,621	4,560	6,638	3,694
Realized Gain on Investments	76,603	192,111	407,404	229,465	10,888	25,872	360,875
CHANGE IN NET UNREALIZED APPRECIATION ON INVESTMENTS	247,197	814,461	476,221	1,098,340	58,744	55,948	1,234,524
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$369,386	$1,131,934	$982,241	$1,445,526	$78,458	$91,660	$1,597,827

(1) See Note 3 in Notes to Financial Statements.

(2) Operations commenced during 2013 (See Note 1 in Notes to Financial Statements).

See Notes to Financial Statements

SA-11

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2013

	Variable Accounts
	Fidelity VIP Mid Cap Service Class 2	Fidelity VIP Value Strategies Service Class 2	Templeton Foreign Securities Class 2	Templeton Global Bond Securities Class 2	GE Investments Total Return Class 3	Janus Aspen Series Overseas Service Shares	Janus Aspen Series Enterprise Service Shares
INVESTMENT INCOME
Dividends from mutual fund investments (1)	$95,985	$32,559	$66,270	$2,193,895	$20,857	$862,996	$18,238
Net Investment Income	95,985	32,559	66,270	2,193,895	20,857	862,996	18,238
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of mutual fund investments	1,258,367	842,214	195,335	(841,928)	34,921	(4,622,955)	1,059,183
Capital gain distributions from mutual fund investments (1)	4,602,869	-	-	566,434	80,030	-	-
Realized Gain (Loss) on Investments	5,861,236	842,214	195,335	(275,494)	114,951	(4,622,955)	1,059,183
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	4,586,646	471,930	567,794	(1,258,054)	25,670	7,099,446	302,540
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,543,867	$1,346,703	$829,399	$660,347	$161,478	$3,339,487	$1,379,961
	Lazard Retirement U.S. Strategic Equity Service Class	ClearBridge Variable Aggressive Growth - Class II	ClearBridge Variable Mid Cap Core - Class II	Lord Abbett Developing Growth Class VC	Lord Abbett Fundamental Equity Class VC	Lord Abbett Total Return Class VC (2)	I
INVESTMENT INCOME
Dividends from mutual fund investments (1)	$9,131	$2,981	$6,367	$-	$39,573	$17,635	$1,545,446
Net Investment Income	9,131	2,981	6,367	-	39,573	17,635	1,545,446
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of mutual fund investments	98,674	524,418	221,805	181,860	1,666,042	(67)	(3,233,152)
Capital gain distributions from mutual fund investments (1)	100,777	382,432	1,172,243	220,753	2,132,658	60	-
Realized Gain (Loss) on Investments	199,451	906,850	1,394,048	402,613	3,798,700	(7)	(3,233,152)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	46,041	922,688	2,378,019	117,451	1,112,180	(15,637)	11,606,047
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$254,623	$1,832,519	$3,778,434	$520,064	$4,950,453	$1,991	$9,918,341
	II	III	V	MFS New Discovery Series Service Class	MFS Utilities Series Service Class	Neuberger Berman Socially Responsive I Class (2)	Oppenheimer Global Fund/ VA Service Shares (2)
INVESTMENT INCOME
Dividends from mutual fund investments (1)	$217,756	$-	$513,290	$-	$269,465	$424	$99
Net Investment Income	217,756	-	513,290	-	269,465	424	99
REALIZED GAIN ON INVESTMENTS
Realized gain on sale of mutual fund investments	1,609,413	1,590,002	1,566,656	91,771	2,067,729	711	2,701
Capital gain distributions from mutual fund investments (1)	2,082,389	4,377,267	1,762,523	81,352	239,786	-	-
Realized Gain on Investments	3,691,802	5,967,269	3,329,179	173,123	2,307,515	711	2,701
CHANGE IN NET UNREALIZED APPRECIATION ON INVESTMENTS	7,949,220	9,438,848	1,755,998	2,903,578	173,722	10,462	76,628
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,858,778	$15,406,117	$5,598,467	$3,076,701	$2,750,702	$11,597	$79,428

(1) See Note 3 in Notes to Financial Statements.

(2) Operations commenced during 2013 (See Note 1 in Notes to Financial Statements).

See Notes to Financial Statements

SA-12

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2013

	Variable Accounts
	PIMCO Global Multi-Asset - Advisor Class	Royce Micro-Cap Service Class	T. Rowe Price Blue Chip Growth - II	T. Rowe Price Equity Income - II	Van Eck VIP Global Hard Assets Initial Class
INVESTMENT INCOME
Dividends from mutual fund investments (1)	$267,294	$6,365	$-	$717,751	$399,691
Net Investment Income	267,294	6,365	-	717,751	399,691
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of mutual fund investments	(122,795)	25,230	3,310,902	2,862,175	4,361,473
Capital gain distributions from mutual fund investments (1)	-	50,471	-	-	1,142,551
Realized Gain (Loss) on Investments	(122,795)	75,701	3,310,902	2,862,175	5,504,024
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(755,186)	258,010	10,220,875	10,062,495	(455,279)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($610,687)	$340,076	$13,531,777	$13,642,421	$5,448,436

(1) See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements

SA-13

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year/Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2013	2012	2013	2012

	Cash Management		Diversified Bond		Floating Rate Income (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$2,083	$-	$548,610	$-
Realized gain (loss) on investments	(1,578)	(10,826)	(1,543,076)	(1,058,830)	1,900
Change in net unrealized appreciation on investments	1,198	8,740	1,322,436	1,838,626	15,272
Net Increase (Decrease) in Net Assets Resulting from Operations	(380)	(3)	(220,640)	1,328,406	17,172
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	158,117,706	117,801,858	1,353,217	1,265,591	7,736
Transfers between variable and fixed accounts, net	(104,430,031)	(59,050,267)	550,979	3,511,541	1,110,097
Policy maintenance charges	(19,324,009)	(20,355,241)	(1,096,238)	(1,109,705)	(23,898)
Policy benefits and terminations	(56,677,301)	(71,092,497)	(627,402)	(572,185)	-
Other	(945,628)	(132,665)	(210,261)	(70,446)	(12)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(23,259,263)	(32,828,812)	(29,705)	3,024,796	1,093,923
NET INCREASE (DECREASE) IN NET ASSETS	(23,259,643)	(32,828,815)	(250,345)	4,353,202	1,111,095
NET ASSETS
Beginning of Year or Period	196,711,710	229,540,525	19,294,304	14,941,102	-
End of Year or Period	$173,452,067	$196,711,710	$19,043,959	$19,294,304	$1,111,095

	Floating Rate Loan		High Yield Bond		Inflation Managed
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$488,368	$-	$6,311,009	$-	$3,457,301
Realized gain (loss) on investments	(518,062)	(357,479)	843,723	1,789,956	(2,803,629)	23,348,959
Change in net unrealized appreciation (depreciation) on investments	1,170,140	503,968	5,710,162	5,111,666	(9,241,186)	(12,764,824)
Net Increase (Decrease) in Net Assets Resulting from Operations	652,078	634,857	6,553,885	13,212,631	(12,044,815)	14,041,436
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	1,403,253	826,114	4,839,608	5,138,701	5,810,030	8,642,876
Transfers between variable and fixed accounts, net	9,374,342	3,668,544	(9,353,447)	4,153,735	(19,870,624)	2,879,793
Policy maintenance charges	(808,340)	(578,019)	(4,450,458)	(4,726,147)	(5,780,068)	(7,056,606)
Policy benefits and terminations	(647,404)	(372,477)	(3,449,425)	(4,140,221)	(8,980,025)	(12,283,919)
Other	(75,805)	80,424	(425,204)	(496,743)	(6,974,238)	(836,065)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	9,246,046	3,624,586	(12,838,926)	(70,675)	(35,794,925)	(8,653,921)
NET INCREASE (DECREASE) IN NET ASSETS	9,898,124	4,259,443	(6,285,041)	13,141,956	(47,839,740)	5,387,515
NET ASSETS
Beginning of Year	11,148,674	6,889,231	99,069,388	85,927,432	152,013,497	146,625,982
End of Year	$21,046,798	$11,148,674	$92,784,347	$99,069,388	$104,173,757	$152,013,497

(1) Operations commenced during 2013 (See Note 1 in Notes to Financial Statements).

See Notes to Financial Statements

SA-14

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year/Period Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2013	2012	2013	2012

	Inflation Protected		Managed Bond		Short Duration Bond
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$6,138	$-	$18,386,842	$-	$404,702
Realized gain (loss) on investments	(15,211)	10,690	518,482	1,960,034	37,346	3,254
Change in net unrealized appreciation (depreciation) on investments	(137,104)	58,377	(8,553,620)	16,289,177	191,683	1,190,151
Net Increase (Decrease) in Net Assets Resulting from Operations	(152,315)	75,205	(8,035,138)	36,636,053	229,029	1,598,107
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	109,267	104,522	18,447,556	17,920,317	3,738,748	3,306,788
Transfers between variable and fixed accounts, net	291,179	(74,476)	(8,198,989)	12,286,725	11,536,654	4,415,984
Policy maintenance charges	(56,654)	(75,908)	(16,878,888)	(18,164,782)	(3,134,577)	(2,962,092)
Policy benefits and terminations	(75,340)	(3,096)	(14,347,522)	(20,413,941)	(2,914,919)	(5,454,786)
Other	(4,061)	(19,421)	(16,124,333)	(599,066)	111,216	(36,956)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	264,391	(68,379)	(37,102,176)	(8,970,747)	9,337,122	(731,062)
NET INCREASE (DECREASE) IN NET ASSETS	112,076	6,826	(45,137,314)	27,665,306	9,566,151	867,045
NET ASSETS
Beginning of Year	1,289,369	1,282,543	375,765,099	348,099,793	50,850,100	49,983,055
End of Year	$1,401,445	$1,289,369	$330,627,785	$375,765,099	$60,416,251	$50,850,100

	Emerging Markets Debt (1)		American Funds Growth		American Funds Growth-Income
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$23,848	$-	$85,841	$-	$447,194
Realized gain (loss) on investments	(31,798)	5,582	3,006,747	2,258,689	40,722	(949,842)
Change in net unrealized appreciation (depreciation) on investments	(151,527)	15,524	12,223,379	5,804,753	13,720,736	6,565,600
Net Increase (Decrease) in Net Assets Resulting from Operations	(183,325)	44,954	15,230,126	8,149,283	13,761,458	6,062,952
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	165,174	37,860	4,362,218	4,486,022	3,608,946	3,282,418
Transfers between variable and fixed accounts, net	2,080,507	1,088,453	5,102,445	(3,913,293)	4,155,806	1,096,716
Policy maintenance charges	(82,061)	(15,343)	(3,284,483)	(3,300,977)	(2,914,577)	(2,784,050)
Policy benefits and terminations	(3,018)	-	(2,674,334)	(2,286,282)	(2,023,383)	(2,015,478)
Other	(16,143)	(6,614)	(149,518)	(275,298)	(164,225)	(730,202)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	2,144,459	1,104,356	3,356,328	(5,289,828)	2,662,567	(1,150,596)
NET INCREASE IN NET ASSETS	1,961,134	1,149,310	18,586,454	2,859,455	16,424,025	4,912,356
NET ASSETS
Beginning of Year or Period	1,149,310	-	50,903,024	48,043,569	41,195,787	36,283,431
End of Year or Period	$3,110,444	$1,149,310	$69,489,478	$50,903,024	$57,619,812	$41,195,787

(1) Operations commenced on May 2, 2012.

See Notes to Financial Statements

SA-15

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2013	2012	2013	2012

	Comstock		Dividend Growth		Equity Index
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$567,128	$-	$659,954	$-	$9,753,076
Realized gain on investments	2,117,798	2,399,499	1,756,078	538,536	11,043,099	5,760,612
Change in net unrealized appreciation on investments	9,509,264	1,992,821	10,473,885	3,452,820	119,801,992	44,057,415
Net Increase in Net Assets Resulting from Operations	11,627,062	4,959,448	12,229,963	4,651,310	130,845,091	59,571,103
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	2,890,566	2,459,578	2,780,498	2,530,826	21,267,162	21,351,648
Transfers between variable and fixed accounts, net	5,938,923	(51,433)	2,554,839	8,046,917	(12,215,640)	(738,718)
Policy maintenance charges	(2,176,342)	(1,941,000)	(2,308,957)	(2,108,368)	(21,258,693)	(21,266,865)
Policy benefits and terminations	(1,467,923)	(1,335,767)	(3,106,879)	(1,509,960)	(17,981,977)	(19,732,164)
Other	(276,141)	(92,465)	(261,173)	(325,479)	(1,117,285)	(1,354,922)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	4,909,083	(961,087)	(341,672)	6,633,936	(31,306,433)	(21,741,021)
NET INCREASE IN NET ASSETS	16,536,145	3,998,361	11,888,291	11,285,246	99,538,658	37,830,082
NET ASSETS
Beginning of Year	30,850,534	26,852,173	41,086,893	29,801,647	423,040,083	385,210,001
End of Year	$47,386,679	$30,850,534	$52,975,184	$41,086,893	$522,578,741	$423,040,083

	Focused 30		Growth		Large-Cap Growth
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$-	$-	$1,430,163	$-	$-
Realized gain (loss) on investments	1,653,621	5,405,525	(4,445,524)	52,953,944	2,064,165	6,057,037
Change in net unrealized appreciation (depreciation) on investments	5,390,666	503,878	56,633,476	(27,658,951)	10,652,605	(56,915)
Net Increase in Net Assets Resulting from Operations	7,044,287	5,909,403	52,187,952	26,725,156	12,716,770	6,000,122
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	1,788,007	2,328,085	9,431,163	10,972,606	2,530,978	2,893,946
Transfers between variable and fixed accounts, net	(4,995,010)	(8,402,636)	(5,006,205)	(5,552,993)	(1,115,285)	(1,329,445)
Policy maintenance charges	(1,563,264)	(1,813,052)	(10,103,740)	(10,236,159)	(2,299,187)	(3,067,130)
Policy benefits and terminations	(1,229,544)	(1,266,543)	(9,639,628)	(10,822,084)	(2,046,406)	(2,179,293)
Other	(229,344)	(249,924)	(811,795)	(548,475)	(208,138)	(384,499)
Net Decrease in Net Assets Derived from Policy Transactions	(6,229,155)	(9,404,070)	(16,130,205)	(16,187,105)	(3,138,038)	(4,066,421)
NET INCREASE (DECREASE) IN NET ASSETS	815,132	(3,494,667)	36,057,747	10,538,051	9,578,732	1,933,701
NET ASSETS
Beginning of Year	24,337,096	27,831,763	161,823,725	151,285,674	35,574,260	33,640,559
End of Year	$25,152,228	$24,337,096	$197,881,472	$161,823,725	$45,152,992	$35,574,260

See Notes to Financial Statements

SA-16

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2013	2012	2013	2012

	Large-Cap Value		Long/Short Large-Cap		Main Street Core
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$1,767,421	$-	$44,402	$-	$1,536,847
Realized gain (loss) on investments	(191,681)	888,056	(10,908)	284,187	(1,170,472)	5,751,192
Change in net unrealized appreciation on investments	29,008,753	10,638,954	2,328,522	573,054	47,131,043	16,035,338
Net Increase in Net Assets Resulting from Operations	28,817,072	13,294,431	2,317,614	901,643	45,960,571	23,323,377
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	4,844,492	5,378,533	391,558	359,737	8,781,034	8,976,914
Transfers between variable and fixed accounts, net	1,301,048	1,838,572	2,469,320	(318,138)	(4,543,059)	(1,526,387)
Policy maintenance charges	(4,825,539)	(5,439,265)	(326,214)	(271,058)	(9,196,585)	(9,317,312)
Policy benefits and terminations	(4,780,329)	(4,437,215)	(120,722)	(85,406)	(8,473,147)	(9,472,958)
Other	(672,209)	(382,577)	18,107	(2,085)	(796,399)	(278,435)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(4,132,537)	(3,041,952)	2,432,049	(316,950)	(14,228,156)	(11,618,178)
NET INCREASE IN NET ASSETS	24,684,535	10,252,479	4,749,663	584,693	31,732,415	11,705,199
NET ASSETS
Beginning of Year	91,817,015	81,564,536	5,432,352	4,847,659	152,244,951	140,539,752
End of Year	$116,501,550	$91,817,015	$10,182,015	$5,432,352	$183,977,366	$152,244,951

	Mid-Cap Equity		Mid-Cap Growth		Mid-Cap Value
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$624,124	$-	$173,202	$-	$47,486
Realized gain (loss) on investments	(6,175,727)	9,785,630	2,344,382	12,190,805	1,230,122	(424,762)
Change in net unrealized appreciation (depreciation) on investments	36,386,526	(3,702,204)	10,197,984	(9,525,306)	1,327,681	1,143,132
Net Increase in Net Assets Resulting from Operations	30,210,799	6,707,550	12,542,366	2,838,701	2,557,803	765,856
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	5,198,580	6,031,378	2,948,694	3,042,335	768,984	486,165
Transfers between variable and fixed accounts, net	(6,126,287)	(6,352,117)	(1,861,398)	(582,238)	6,003,443	(2,033,933)
Policy maintenance charges	(4,710,827)	(5,192,618)	(2,273,707)	(2,432,892)	(531,163)	(348,694)
Policy benefits and terminations	(4,918,499)	(5,017,429)	(1,941,265)	(1,980,712)	(432,708)	(212,541)
Other	(213,236)	(383,107)	(221,346)	(275,395)	(40,168)	(24,443)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(10,770,269)	(10,913,893)	(3,349,022)	(2,228,902)	5,768,388	(2,133,446)
NET INCREASE (DECREASE) IN NET ASSETS	19,440,530	(4,206,343)	9,193,344	609,799	8,326,191	(1,367,590)
NET ASSETS
Beginning of Year	89,338,004	93,544,347	39,722,714	39,112,915	4,409,364	5,776,954
End of Year	$108,778,534	$89,338,004	$48,916,058	$39,722,714	$12,735,555	$4,409,364

See Notes to Financial Statements

SA-17

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year/Period Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2013	2012	2013	2012

	Small-Cap Equity		Small-Cap Growth		Small-Cap Index
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$194,534	$-	$24,082	$-	$1,768,663
Realized gain (loss) on investments	190,309	(336,360)	1,839,674	3,959,814	398,409	(4,156,757)
Change in net unrealized appreciation (depreciation) on investments	3,674,204	1,716,887	8,224,700	(390,685)	62,921,602	27,335,418
Net Increase in Net Assets Resulting from Operations	3,864,513	1,575,061	10,064,374	3,593,211	63,320,011	24,947,324
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	818,511	810,264	2,293,897	2,132,545	8,042,386	8,191,145
Transfers between variable and fixed accounts, net	1,921,886	532,228	1,569,302	(1,427,264)	2,452,667	(8,625,870)
Policy maintenance charges	(679,967)	(614,538)	(1,830,376)	(1,762,877)	(9,365,361)	(8,957,098)
Policy benefits and terminations	(648,976)	(759,851)	(2,014,124)	(2,256,309)	(8,175,002)	(9,919,894)
Other	38,031	(29,099)	(200,638)	(9,526)	(281,971)	325,136
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	1,449,485	(60,996)	(181,939)	(3,323,431)	(7,327,281)	(18,986,581)
NET INCREASE IN NET ASSETS	5,313,998	1,514,065	9,882,435	269,780	55,992,730	5,960,743
NET ASSETS
Beginning of Year	11,291,750	9,777,685	29,560,556	29,290,776	169,527,754	163,567,011
End of Year	$16,605,748	$11,291,750	$39,442,991	$29,560,556	$225,520,484	$169,527,754

	Small-Cap Value		Value Advantage (1)		Health Sciences
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$1,063,276	$-		$-	$-
Realized gain on investments	3,757,639	5,096,283	944		4,016,805	3,816,584
Change in net unrealized appreciation (depreciation) on investments	13,340,273	(577,779)	5,827		13,811,438	2,186,324
Net Increase in Net Assets Resulting from Operations	17,097,912	5,581,780	6,771		17,828,243	6,002,908
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	3,534,433	3,499,293	803		2,307,359	2,062,480
Transfers between variable and fixed accounts, net	357,589	(1,204,616)	110,642		1,735,389	5,115,636
Policy maintenance charges	(2,776,658)	(2,917,454)	(2,217)		(2,025,977)	(1,536,805)
Policy benefits and terminations	(2,656,304)	(2,524,912)	-		(1,701,541)	(1,379,605)
Other	(289,403)	(465,741)	7		89,150	(205,757)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(1,830,343)	(3,613,430)	109,235		404,380	4,055,949
NET INCREASE IN NET ASSETS	15,267,569	1,968,350	116,006		18,232,623	10,058,857
NET ASSETS
Beginning of Year or Period	53,476,889	51,508,539	-		31,845,428	21,786,571
End of Year or Period	$68,744,458	$53,476,889	$116,006		$50,078,051	$31,845,428

(1) Operations commenced during 2013 (See Note 1 in Notes to Financial Statements).

See Notes to Financial Statements

SA-18

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2013	2012	2013	2012

	Real Estate		Technology		Emerging Markets
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$1,042,308	$-	$-	$-	$978,123
Realized gain (loss) on investments	2,230,180	5,054,567	(626,816)	789,685	5,106,098	12,658,887
Change in net unrealized appreciation (depreciation) on investments	(744,500)	6,918,631	3,472,934	(7,909)	5,869,862	10,907,640
Net Increase in Net Assets Resulting from Operations	1,485,680	13,015,506	2,846,118	781,776	10,975,960	24,544,650
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	4,092,645	4,484,853	903,055	1,137,082	6,561,946	6,762,047
Transfers between variable and fixed accounts, net	1,151,963	(450,531)	304,448	259,988	(172,900)	2,556,767
Policy maintenance charges	(3,594,836)	(3,910,355)	(761,558)	(944,106)	(5,558,556)	(5,688,079)
Policy benefits and terminations	(3,978,062)	(3,252,475)	(921,997)	(947,193)	(4,824,623)	(4,488,193)
Other	(1,684,578)	(1,377,491)	(71,560)	(126,287)	(1,259,193)	(1,898,575)
Net Decrease in Net Assets Derived from Policy Transactions	(4,012,868)	(4,505,999)	(547,612)	(620,516)	(5,253,326)	(2,756,033)
NET INCREASE (DECREASE) IN NET ASSETS	(2,527,188)	8,509,507	2,298,506	161,260	5,722,634	21,788,617
NET ASSETS
Beginning of Year	90,620,090	82,110,583	12,956,742	12,795,482	136,308,739	114,520,122
End of Year	$88,092,902	$90,620,090	$15,255,248	$12,956,742	$142,031,373	$136,308,739

	International Large-Cap		International Small-Cap		International Value
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$2,031,912	$-	$217,520	$-	$3,944,660
Realized gain (loss) on investments	833,920	(8,045,091)	(517,372)	(284,271)	(11,165,459)	(12,162,305)
Change in net unrealized appreciation on investments	23,327,943	33,261,604	3,086,460	1,450,183	37,778,693	26,844,954
Net Increase in Net Assets Resulting from Operations	24,161,863	27,248,425	2,569,088	1,383,432	26,613,234	18,627,309
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	7,459,964	6,747,891	648,806	731,585	8,238,730	7,917,772
Transfers between variable and fixed accounts, net	15,253,735	990,450	1,661,160	107,630	3,803,849	7,038,057
Policy maintenance charges	(6,188,979)	(7,161,184)	(578,709)	(515,800)	(6,752,415)	(6,354,094)
Policy benefits and terminations	(4,883,207)	(4,377,908)	(458,027)	(318,187)	(6,894,414)	(6,469,207)
Other	(20,919,082)	(2,367,199)	(104,770)	(29,188)	(560,668)	(342,633)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(9,277,569)	(6,167,950)	1,168,460	(23,960)	(2,164,918)	1,789,895
NET INCREASE IN NET ASSETS	14,884,294	21,080,475	3,737,548	1,359,472	24,448,316	20,417,204
NET ASSETS
Beginning of Year	143,146,703	122,066,228	8,493,563	7,134,091	124,479,601	104,062,397
End of Year	$158,030,997	$143,146,703	$12,231,111	$8,493,563	$148,927,917	$124,479,601

See Notes to Financial Statements

SA-19

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year/Period Ended	Year Ended	Year/Period Ended	Year Ended	Year/Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2013	2012	2013	2012

	Currency Strategies (1)		Global Absolute Return (1)		Precious Metals (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-		$-		$-
Realized loss on investments	(2,905)		(39,779)		(2,036)
Change in net unrealized appreciation (depreciation) on investments	(1,318)		13,900		(136,825)
Net Decrease in Net Assets Resulting from Operations	(4,223)		(25,879)		(138,861)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	8,381		5,138		13,343
Transfers between variable and fixed accounts, net	109,223		1,024,605		968,328
Policy maintenance charges	(2,271)		(12,976)		(10,384)
Policy benefits and terminations	-		(7,157)		(10,703)
Other	157		(1,256)		(241)
Net Increase in Net Assets Derived from Policy Transactions	115,490		1,008,354		960,343
NET INCREASE IN NET ASSETS	111,267		982,475		821,482
NET ASSETS
Beginning of Period	-		-		-
End of Period	$111,267		$982,475		$821,482

	American Funds Asset Allocation		Pacific Dynamix - Conservative Growth		Pacific Dynamix - Moderate Growth
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$121,575	$-	$36,252	$-	$105,471
Realized gain on investments	162,999	220,627	25,317	104,660	122,423	227,869
Change in net unrealized appreciation on investments	2,236,735	560,914	215,872	56,669	1,432,158	331,121
Net Increase in Net Assets Resulting from Operations	2,399,734	903,116	241,189	197,581	1,554,581	664,461
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	1,608,926	785,609	342,280	231,006	1,492,313	689,882
Transfers between variable and fixed accounts, net	6,297,576	1,176,521	541,925	490,537	4,681,045	963,189
Policy maintenance charges	(913,619)	(610,615)	(208,729)	(179,273)	(1,007,469)	(514,881)
Policy benefits and terminations	(204,735)	(494,512)	(135,158)	(164,995)	(164,529)	(81,283)
Other	(155,715)	(68,254)	(312,958)	236,276	(58,170)	(73,181)
Net Increase in Net Assets Derived from Policy Transactions	6,632,433	788,749	227,360	613,551	4,943,190	983,726
NET INCREASE IN NET ASSETS	9,032,167	1,691,865	468,549	811,132	6,497,771	1,648,187
NET ASSETS
Beginning of Year	7,282,857	5,590,992	2,611,762	1,800,630	7,419,437	5,771,250
End of Year	$16,315,024	$7,282,857	$3,080,311	$2,611,762	$13,917,208	$7,419,437

(1) Operations commenced during 2013 (See Note 1 in Notes to Financial Statements).

See Notes to Financial Statements

SA-20

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

			Portfolio Optimization		Portfolio Optimization
	Pacific Dynamix - Growth		Conservative		Moderate-Conservative
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$140,893	$-	$685,813	$-	$1,143,475
Realized gain on investments	143,642	394,215	723,897	173,195	978,074	570,330
Change in net unrealized appreciation on investments	2,309,683	579,284	62,952	1,416,710	3,049,487	3,965,912
Net Increase in Net Assets Resulting from Operations	2,453,325	1,114,392	786,849	2,275,718	4,027,561	5,679,717
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	2,098,867	956,797	1,664,905	1,721,215	3,423,486	3,622,740
Transfers between variable and fixed accounts, net	4,103,120	2,045,702	(2,112,224)	5,952,679	(981,241)	1,398,196
Policy maintenance charges	(748,207)	(467,779)	(1,787,780)	(1,663,784)	(3,097,811)	(3,384,641)
Policy benefits and terminations	(230,599)	(186,817)	(1,571,373)	(1,063,392)	(2,710,576)	(5,494,647)
Other	(283,588)	(316,328)	(95,265)	(125,548)	(1,230,931)	(277,124)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	4,939,593	2,031,575	(3,901,737)	4,821,170	(4,597,073)	(4,135,476)
NET INCREASE (DECREASE) IN NET ASSETS	7,392,918	3,145,967	(3,114,888)	7,096,888	(569,512)	1,544,241
NET ASSETS
Beginning of Year	10,396,989	7,251,022	29,150,617	22,053,729	51,103,408	49,559,167
End of Year	$17,789,907	$10,396,989	$26,035,729	$29,150,617	$50,533,896	$51,103,408

	Portfolio Optimization		Portfolio Optimization		Portfolio Optimization
	Moderate		Growth		Aggressive-Growth
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$4,133,528	$-	$4,423,298	$-	$1,400,333
Realized gain on investments	2,514,573	843,461	3,521,888	1,068,820	1,426,338	467,605
Change in net unrealized appreciation on investments	23,702,289	19,041,195	42,326,153	27,660,843	20,015,766	12,018,425
Net Increase in Net Assets Resulting from Operations	26,216,862	24,018,184	45,848,041	33,152,961	21,442,104	13,886,363
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	17,539,032	18,447,228	25,177,128	27,065,214	12,490,603	12,031,971
Transfers between variable and fixed accounts, net	4,946,709	3,623,289	2,804,573	(7,435,679)	2,579,101	(5,051,485)
Policy maintenance charges	(13,816,931)	(13,913,992)	(17,152,921)	(17,631,056)	(7,185,102)	(7,584,583)
Policy benefits and terminations	(12,464,423)	(10,861,232)	(10,878,438)	(14,908,194)	(5,311,914)	(5,476,749)
Other	(946,689)	(617,363)	(1,604,084)	(775,814)	(1,260,000)	79,038
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(4,742,302)	(3,322,070)	(1,653,742)	(13,685,529)	1,312,688	(6,001,808)
NET INCREASE IN NET ASSETS	21,474,560	20,696,114	44,194,299	19,467,432	22,754,792	7,884,555
NET ASSETS
Beginning of Year	207,291,815	186,595,701	260,595,899	241,128,467	101,450,510	93,565,955
End of Year	$228,766,375	$207,291,815	$304,790,198	$260,595,899	$124,205,302	$101,450,510

See Notes to Financial Statements

SA-21

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended December 31, 2013	Year/Period Ended December 31, 2012	Year/Period Ended December 31, 2013	Period Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

	Invesco V.I. International Growth Series II (1)		American Century VP Mid Cap Value Class II (2)		BlackRock Basic Value V.I. Class III
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$36,824	$11,537	$59,896	$19,954	$194,806	$188,694
Realized gain on investments	157,948	3,929	474,909	27,401	1,879,459	939,431
Change in net unrealized appreciation on investments	425,532	86,772	782,736	95,683	2,747,219	511,113
Net Increase in Net Assets Resulting from Operations	620,304	102,238	1,317,541	143,038	4,821,484	1,639,238
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	228,845	23,205	355,700	3,907	1,046,801	665,959
Transfers between variable and fixed accounts, net	3,035,822	1,821,313	2,973,062	3,040,633	1,616,408	(595,807)
Policy maintenance charges	(173,605)	(28,985)	(165,863)	(13,268)	(714,976)	(653,866)
Policy benefits and terminations	(263,146)	(7,315)	(213,840)	(319)	(589,799)	(959,121)
Other	7,524	(17,202)	(50,997)	197	(38,841)	(180,834)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	2,835,440	1,791,016	2,898,062	3,031,150	1,319,593	(1,723,669)
NET INCREASE (DECREASE) IN NET ASSETS	3,455,744	1,893,254	4,215,603	3,174,188	6,141,077	(84,431)
NET ASSETS
Beginning of Year or Period	1,893,254	-	3,174,188	-	12,290,939	12,375,370
End of Year or Period	$5,348,998	$1,893,254	$7,389,791	$3,174,188	$18,432,016	$12,290,939

	BlackRock Global Allocation V.I. Class III		Dreyfus Appreciation Service Shares (3)		Fidelity VIP Contrafund Service Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$565,666	$713,483	$6,423		$416,787	$503,706
Realized gain (loss) on investments	3,362,711	1,917,317	(974)		1,786,865	(235,944)
Change in net unrealized appreciation on investments	3,160,239	1,659,427	9,240		11,444,499	7,102,563
Net Increase in Net Assets Resulting from Operations	7,088,616	4,290,227	14,689		13,648,151	7,370,325
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	5,530,877	3,993,832	6,349		2,991,513	3,183,362
Transfers between variable and fixed accounts, net	4,159	2,425,528	165,237		(2,138,618)	(7,457,982)
Policy maintenance charges	(3,132,613)	(3,070,833)	(19,796)		(2,518,722)	(2,743,577)
Policy benefits and terminations	(1,562,645)	(2,695,561)	(7,285)		(1,927,082)	(2,240,422)
Other	(748,289)	(651,483)	(891)		(335,813)	(317,903)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	91,489	1,483	143,614		(3,928,722)	(9,576,522)
NET INCREASE (DECREASE) IN NET ASSETS	7,180,105	4,291,710	158,303		9,719,429	(2,206,197)
NET ASSETS
Beginning of Year or Period	48,897,804	44,606,094	-		45,491,726	47,697,923
End of Year or Period	$56,077,909	$48,897,804	$158,303		$55,211,155	$45,491,726

(1) Operations commenced on May 31, 2012.

(2) Operations commenced on June 4, 2012.

(3) Operations commenced during 2013 (See Note 1 in Notes to Financial Statements).

See Notes to Financial Statements

SA-22

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

	Fidelity VIP Freedom Income Service Class 2		Fidelity VIP Freedom 2010 Service Class 2		Fidelity VIP Freedom 2015 Service Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$14,730	$13,973	$12,391	$13,789	$45,586	$42,710
Realized gain on investments	31,112	50,601	21,635	83,048	76,603	210,848
Change in net unrealized appreciation on investments	10,268	2,485	67,994	87,825	247,197	73,870
Net Increase in Net Assets Resulting from Operations	56,110	67,059	102,020	184,662	369,386	327,428
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	103,990	79,817	124,052	159,358	195,477	290,116
Transfers between variable and fixed accounts, net	(34,695)	266,794	(123,434)	(1,180,956)	347,616	(485,602)
Policy maintenance charges	(65,861)	(64,346)	(64,278)	(118,714)	(116,726)	(137,204)
Policy benefits and terminations	(50,091)	(159,843)	(6,336)	(18,206)	(103,295)	(405,950)
Other	3,579	910	106	(9,663)	(3,169)	3,794
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(43,078)	123,332	(69,890)	(1,168,181)	319,903	(734,846)
NET INCREASE (DECREASE) IN NET ASSETS	13,032	190,391	32,130	(983,519)	689,289	(407,418)
NET ASSETS
Beginning of Year	1,155,731	965,340	845,473	1,828,992	2,467,460	2,874,878
End of Year	$1,168,763	$1,155,731	$877,603	$845,473	$3,156,749	$2,467,460

	Fidelity VIP Freedom 2020 Service Class 2		Fidelity VIP Freedom 2025 Service Class 2		Fidelity VIP Freedom 2030 Service Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$125,362	$123,690	$98,616	$75,801	$117,721	$119,779
Realized gain (loss) on investments	192,111	217,236	407,404	(85,218)	229,465	83,067
Change in net unrealized appreciation on investments	814,461	247,839	476,221	698,844	1,098,340	248,068
Net Increase in Net Assets Resulting from Operations	1,131,934	588,765	982,241	689,427	1,445,526	450,914
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	664,069	612,336	479,391	412,941	688,224	655,786
Transfers between variable and fixed accounts, net	231,508	2,432,084	1,264,443	220,082	409,214	3,212,386
Policy maintenance charges	(431,655)	(281,766)	(352,060)	(296,067)	(414,979)	(249,951)
Policy benefits and terminations	(169,198)	(92,398)	(736,839)	(476,284)	(95,922)	(121,203)
Other	(10,606)	16,774	6,250	(50,749)	(27,880)	290
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	284,118	2,687,030	661,185	(190,077)	558,657	3,497,308
NET INCREASE IN NET ASSETS	1,416,052	3,275,795	1,643,426	499,350	2,004,183	3,948,222
NET ASSETS
Beginning of Year	7,007,998	3,732,203	4,806,081	4,306,731	6,442,203	2,493,981
End of Year	$8,424,050	$7,007,998	$6,449,507	$4,806,081	$8,446,386	$6,442,203

See Notes to Financial Statements

SA-23

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended December 31, 2013	Year/Period Ended December 31, 2012	Year Ended December 31, 2013	Year/Period Ended December 31, 2012	Year Ended December 31, 2013	Year/Period Ended December 31, 2012

	Fidelity VIP Freedom 2035 Service Class 2 (1)		Fidelity VIP Freedom 2045 Service Class 2 (2)		Fidelity VIP Growth Service Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$8,826	$1,520	$9,840	$2,700	$2,428	$15,905
Realized gain on investments	10,888	362	25,872	1,336	360,875	415,573
Change in net unrealized appreciation on investments	58,744	154	55,948	1,326	1,234,524	219,219
Net Increase in Net Assets Resulting from Operations	78,458	2,036	91,660	5,362	1,597,827	650,697
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	105,436	8,513	115,788	10,254	339,701	296,928
Transfers between variable and fixed accounts, net	431,509	75,721	391,395	137,193	115,680	(186,210)
Policy maintenance charges	(55,781)	(2,045)	(62,404)	(6,400)	(245,554)	(244,059)
Policy benefits and terminations	(830)	-	-	-	(184,269)	(764,056)
Other	(47)	(1)	275	2	(36,296)	(50,672)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	480,287	82,188	445,054	141,049	(10,738)	(948,069)
NET INCREASE (DECREASE) IN NET ASSETS	558,745	84,224	536,714	146,411	1,587,089	(297,372)
NET ASSETS
Beginning of Year or Period	84,224	-	146,411	-	4,368,280	4,665,652
End of Year or Period	$642,969	$84,224	$683,125	$146,411	$5,955,369	$4,368,280

	Fidelity VIP Mid Cap Service Class 2		Fidelity VIP Value Strategies Service Class 2		Templeton Foreign Securities Class 2 (3)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$95,985	$119,644	$32,559	$14,441	$66,270	$2,676
Realized gain on investments	5,861,236	2,360,622	842,214	157,203	195,335	9,754
Change in net unrealized appreciation on investments	4,586,646	1,793,474	471,930	628,635	567,794	51,873
Net Increase in Net Assets Resulting from Operations	10,543,867	4,273,740	1,346,703	800,279	829,399	64,303
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	1,958,553	1,855,780	456,361	348,282	254,224	12,999
Transfers between variable and fixed accounts, net	(2,239,086)	(2,271,520)	(68,910)	691,334	6,294,171	1,098,384
Policy maintenance charges	(1,349,611)	(1,424,229)	(276,937)	(231,335)	(195,507)	(10,044)
Policy benefits and terminations	(1,099,465)	(1,128,967)	(349,585)	(347,747)	(68,974)	(20,989)
Other	(116,486)	(317,311)	(22,358)	(25,565)	5,007	(1,745)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(2,846,095)	(3,286,247)	(261,429)	434,969	6,288,921	1,078,605
NET INCREASE IN NET ASSETS	7,697,772	987,493	1,085,274	1,235,248	7,118,320	1,142,908
NET ASSETS
Beginning of Year or Period	31,002,299	30,014,806	4,068,095	2,832,847	1,142,908	-
End of Year or Period	$38,700,071	$31,002,299	$5,153,369	$4,068,095	$8,261,228	$1,142,908

(1)	Operations commenced on August 1, 2012.
(2)	Operations commenced on June 4, 2012.
(3)	Operations commenced on May 18, 2012.

See Notes to Financial Statements

SA-24

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

	Templeton Global Bond Securities Class 2		GE Investments Total Return Class 3		Janus Aspen Series Overseas Service Shares
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2,193,895	$2,248,628	$20,857	$12,103	$862,996	$208,896
Realized gain (loss) on investments	(275,494)	(43,272)	114,951	(5,586)	(4,622,955)	2,343,576
Change in net unrealized appreciation (depreciation) on investments	(1,258,054)	2,803,611	25,670	55,335	7,099,446	1,219,324
Net Increase in Net Assets Resulting from Operations	660,347	5,008,967	161,478	61,852	3,339,487	3,771,796
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	2,944,451	2,297,102	130,107	92,984	1,779,002	2,404,760
Transfers between variable and fixed accounts, net	69,148	10,700,281	654,404	420,978	(11,179,616)	(7,383,122)
Policy maintenance charges	(2,041,760)	(1,768,321)	(79,011)	(68,080)	(1,162,122)	(1,454,880)
Policy benefits and terminations	(2,768,738)	(828,169)	(69,877)	(31,914)	(573,824)	(1,431,417)
Other	(503,232)	115,064	(13,461)	(6,895)	(158,779)	(215,797)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(2,300,131)	10,515,957	622,162	407,073	(11,295,339)	(8,080,456)
NET INCREASE (DECREASE) IN NET ASSETS	(1,639,784)	15,524,924	783,640	468,925	(7,955,852)	(4,308,660)
NET ASSETS
Beginning of Year	44,844,075	29,319,151	915,384	446,459	29,892,179	34,200,839
End of Year	$43,204,291	$44,844,075	$1,699,024	$915,384	$21,936,327	$29,892,179

	Janus Aspen Series Enterprise Service Shares		Lazard Retirement U.S. Strategic Equity Service Class		ClearBridge Variable Aggressive Growth - Class II
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$18,238	$-	$9,131	$10,119	$2,981	$2,926
Realized gain on investments	1,059,183	339,515	199,451	72,158	906,850	156,390
Change in net unrealized appreciation on investments	302,540	250,273	46,041	34,015	922,688	90,054
Net Increase in Net Assets Resulting from Operations	1,379,961	589,788	254,623	116,292	1,832,519	249,370
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	274,978	220,715	122,419	114,027	966,176	372,907
Transfers between variable and fixed accounts, net	(525,837)	706,428	71,614	106,284	5,081,335	276,920
Policy maintenance charges	(229,656)	(199,032)	(93,572)	(73,709)	(388,568)	(149,326)
Policy benefits and terminations	(135,907)	(99,221)	(133,311)	(46,052)	(76,962)	(36,324)
Other	(49,889)	(15,763)	(48,222)	3,859	(61,171)	(195,096)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(666,311)	613,127	(81,072)	104,409	5,520,810	269,081
NET INCREASE IN NET ASSETS	713,650	1,202,915	173,551	220,701	7,353,329	518,451
NET ASSETS
Beginning of Year	4,419,001	3,216,086	924,787	704,086	1,971,072	1,452,621
End of Year	$5,132,651	$4,419,001	$1,098,338	$924,787	$9,324,401	$1,971,072

See Notes to Financial Statements

SA-25

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year/Period Ended	Year Ended	Year Ended	Year/Period Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2013	2012	2013	2012

	ClearBridge Variable		Lord Abbett		Lord Abbett
	Mid Cap Core - Class II		Developing Growth Class VC (1)		Fundamental Equity Class VC
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$6,367	$57,271	$-	$-	$39,573	$73,646
Realized gain on investments	1,394,048	435,704	402,613	2,876	3,798,700	282,452
Change in net unrealized appreciation (depreciation) on investments	2,378,019	746,609	117,451	(3,372)	1,112,180	1,196,982
Net Increase (Decrease) in Net Assets Resulting from Operations	3,778,434	1,239,584	520,064	(496)	4,950,453	1,553,080
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	471,223	279,762	92,517	1,828	407,781	292,578
Transfers between variable and fixed accounts, net	5,370,583	1,868,931	2,370,598	42,889	7,379	(9,859)
Policy maintenance charges	(565,405)	(449,153)	(50,116)	(2,156)	(406,777)	(333,124)
Policy benefits and terminations	(59,038)	(85,916)	(33,387)	-	(228,361)	(172,376)
Other	257,270	(34,450)	(22,922)	(50)	(6,208,786)	(2,534,436)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	5,474,633	1,579,174	2,356,690	42,511	(6,428,764)	(2,757,217)
NET INCREASE (DECREASE) IN NET ASSETS	9,253,067	2,818,758	2,876,754	42,015	(1,478,311)	(1,204,137)
NET ASSETS
Beginning of Year or Period	8,639,373	5,820,615	42,015	-	13,581,125	14,785,262
End of Year or Period	$17,892,440	$8,639,373	$2,918,769	$42,015	$12,102,814	$13,581,125

	Lord Abbett
	Total Return Class VC (2)		I		II
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$17,635		$1,545,446	$1,149,831	$217,756	$15,335
Realized gain (loss) on investments	(7)		(3,233,152)	(8,085,784)	3,691,802	413,633
Change in net unrealized appreciation (depreciation) on investments	(15,637)		11,606,047	17,886,160	7,949,220	5,205,398
Net Increase in Net Assets Resulting from Operations	1,991		9,918,341	10,950,207	11,858,778	5,634,366
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	170,261		3,192,400	3,138,874	2,015,636	2,079,361
Transfers between variable and fixed accounts, net	1,008,845		1,906,720	(5,753,465)	(763,716)	80,926
Policy maintenance charges	(33,147)		(2,337,860)	(2,481,854)	(1,590,528)	(1,780,972)
Policy benefits and terminations	(2,388)		(1,718,022)	(2,242,864)	(928,045)	(1,135,395)
Other	114		(652,735)	(153,597)	(735,023)	(238,455)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	1,143,685		390,503	(7,492,906)	(2,001,676)	(994,535)
NET INCREASE IN NET ASSETS	1,145,676		10,308,844	3,457,301	9,857,102	4,639,831
NET ASSETS
Beginning of Year or Period	-		58,821,199	55,363,898	33,895,638	29,255,807
End of Year or Period	$1,145,676		$69,130,043	$58,821,199	$43,752,740	$33,895,638

(1) Operations commenced on May 22, 2012.

(2) Operations commenced during 2013 (See Note 1 in Notes to Financial Statements).

See Notes to Financial Statements

SA-26

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year/Period Ended	Year Ended	Year/Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2013	2012	2013	2012

					MFS New Discovery Series
	III		V		Service Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$126,825	$513,290	$151,614	$-	$-
Realized gain on investments	5,967,269	2,251,456	3,329,179	978,540	173,123	232,318
Change in net unrealized appreciation on investments	9,438,848	3,984,929	1,755,998	1,779,629	2,903,578	836,175
Net Increase in Net Assets Resulting from Operations	15,406,117	6,363,210	5,598,467	2,909,783	3,076,701	1,068,493
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	1,944,791	2,281,089	1,233,522	1,156,956	527,010	420,931
Transfers between variable and fixed accounts, net	(4,582,765)	(1,812,209)	1,122,980	(4,262,133)	4,034,174	595,332
Policy maintenance charges	(1,718,642)	(1,674,736)	(934,367)	(987,258)	(375,630)	(265,831)
Policy benefits and terminations	(1,225,647)	(1,204,442)	(629,269)	(691,182)	(157,228)	(242,406)
Other	(49,163)	(257,838)	(149,830)	(178,671)	(110,612)	(190,911)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(5,631,426)	(2,668,136)	643,036	(4,962,288)	3,917,714	317,115
NET INCREASE (DECREASE) IN NET ASSETS	9,774,691	3,695,074	6,241,503	(2,052,505)	6,994,415	1,385,608
NET ASSETS
Beginning of Year	40,942,152	37,247,078	16,449,256	18,501,761	6,337,595	4,951,987
End of Year	$50,716,843	$40,942,152	$22,690,759	$16,449,256	$13,332,010	$6,337,595

	MFS Utilities Series Service Class		Neuberger Berman Socially Responsive I Class (1)		Oppenheimer Global Fund/VA Service Shares (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$269,465	$982,341	$424		$99
Realized gain on investments	2,307,515	1,095,488	711		2,701
Change in net unrealized appreciation (depreciation) on investments	173,722	(154,978)	10,462		76,628
Net Increase in Net Assets Resulting from Operations	2,750,702	1,922,851	11,597		79,428
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	620,866	620,670	3,938		33,246
Transfers between variable and fixed accounts, net	(4,356,478)	(3,357,102)	125,392		1,057,824
Policy maintenance charges	(553,686)	(702,137)	(1,548)		(14,461)
Policy benefits and terminations	(413,917)	(568,057)	(628)		-
Other	(7,968)	(71,099)	(388)		(108)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(4,711,183)	(4,077,725)	126,766		1,076,501
NET INCREASE (DECREASE) IN NET ASSETS	(1,960,481)	(2,154,874)	138,363		1,155,929
NET ASSETS
Beginning of Year or Period	15,505,053	17,659,927	-		-
End of Year or Period	$13,544,572	$15,505,053	$138,363		$1,155,929

(1) Operations commenced during 2013 (See Note 1 in Notes to Financial Statements).

See Notes to Financial Statements

SA-27

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

	PIMCO Global		Royce Micro-Cap		T. Rowe Price
	Multi-Asset - Advisor Class		Service Class		Blue Chip Growth - II
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$267,294	$362,585	$6,365	$-	$-	$-
Realized gain (loss) on investments	(122,795)	(364,924)	75,701	(107,884)	3,310,902	1,621,103
Change in net unrealized appreciation (depreciation) on investments	(755,186)	965,972	258,010	168,157	10,220,875	2,087,581
Net Increase (Decrease) in Net Assets Resulting from Operations	(610,687)	963,633	340,076	60,273	13,531,777	3,708,684
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	804,494	794,405	142,377	110,630	3,784,851	1,587,425
Transfers between variable and fixed accounts, net	(3,359,828)	(1,893,348)	104,637	323,985	1,380,606	15,857,663
Policy maintenance charges	(515,657)	(594,833)	(84,598)	(81,820)	(1,660,201)	(1,182,019)
Policy benefits and terminations	(239,933)	(1,177,113)	(44,270)	(126,481)	(1,077,113)	(824,760)
Other	(53,498)	(25,870)	(16,368)	(37,085)	(136,369)	(152,752)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(3,364,422)	(2,896,759)	101,778	189,229	2,291,774	15,285,557
NET INCREASE (DECREASE) IN NET ASSETS	(3,975,109)	(1,933,126)	441,854	249,502	15,823,551	18,994,241
NET ASSETS
Beginning of Year	11,164,519	13,097,645	1,574,328	1,324,826	34,532,015	15,537,774
End of Year	$7,189,410	$11,164,519	$2,016,182	$1,574,328	$50,355,566	$34,532,015

	T. Rowe Price		Van Eck VIP Global
	Equity Income - II		Hard Assets Initial Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$717,751	$906,091	$399,691	$386,684
Realized gain on investments	2,862,175	2,769,362	5,504,024	2,280,951
Change in net unrealized appreciation (depreciation) on investments	10,062,495	3,542,380	(455,279)	(429,974)
Net Increase in Net Assets Resulting from Operations	13,642,421	7,217,833	5,448,436	2,237,661
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	4,340,064	2,614,758	2,844,354	3,427,626
Transfers between variable and fixed accounts, net	4,083,048	(5,429,605)	(9,491,691)	(2,311,080)
Policy maintenance charges	(2,242,858)	(2,015,916)	(2,531,645)	(2,982,172)
Policy benefits and terminations	(1,459,033)	(1,380,684)	(2,004,263)	(2,417,692)
Other	57,950	(10,288)	(224,737)	(318,663)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	4,779,171	(6,221,735)	(11,407,982)	(4,601,981)
NET INCREASE (DECREASE) IN NET ASSETS	18,421,592	996,098	(5,959,546)	(2,364,320)
NET ASSETS
Beginning of Year	43,941,614	42,945,516	61,998,655	64,362,975
End of Year	$62,363,206	$43,941,614	$56,039,109	$61,998,655

See Notes to Financial Statements

SA-28

PACIFIC SELECT EXEC SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS

A summary of accumulation unit values (“AUV”), units outstanding, net assets, expense ratios, investment income ratios, and total returns for each year or period ended December 31 are presented in the table below.

	At the End of Each Year or Period
Variable Accounts For Each Year or Period	AUV	Units Outstanding (1)	Net Assets (1)	Expense Ratio (2)	Investment Income Ratio (3)	Total Return (4)
Cash Management
2013	$23.40	7,411,295	$173,452,067	0.00%	0.00%	0.00%
2012(5)	23.40	8,405,119	196,711,710	0.00%	0.00%	0.00%
2011	23.40	9,807,833	229,540,525	0.00%	0.00%	0.00%
2010	23.40	9,729,669	227,712,157	0.00%	0.01%	(0.05%)
2009	23.42	12,533,277	293,482,779	0.00%	0.25%	0.17%
Diversified Bond
2013	$13.75	1,384,959	$19,043,959	0.00%	0.00%	(1.15%)
2012	13.91	1,387,052	19,294,304	0.00%	3.18%	8.37%
2011	12.84	1,163,981	14,941,102	0.00%	14.42%	5.94%
2010	12.12	3,791,432	45,938,881	0.00%	3.22%	8.04%
2009	11.21	2,677,541	30,027,134	0.00%	3.80%	14.13%
Floating Rate Income (6)
05/01/2013 -12/31/2013	$10.22	108,683	$1,111,095	0.00%	0.00%	2.23%
Floating Rate Loan
2013	$10.72	1,963,634	$21,046,798	0.00%	0.00%	4.53%
2012	10.25	1,087,279	11,148,674	0.00%	5.83%	8.10%
2011	9.49	726,283	6,889,231	0.00%	17.98%	2.50%
2010	9.25	1,809,305	16,743,085	0.00%	4.72%	7.27%
2009	8.63	1,711,048	14,760,251	0.00%	5.08%	24.31%
High Yield Bond
2013	$63.62	1,458,347	$92,784,347	0.00%	0.00%	7.25%
2012	59.32	1,669,968	99,069,388	0.00%	6.75%	15.30%
2011	51.45	1,670,019	85,927,432	0.00%	11.61%	3.42%
2010	49.75	1,872,440	93,159,865	0.00%	7.72%	14.52%
2009	43.44	2,237,443	97,202,439	0.00%	7.99%	39.87%
Inflation Managed
2013	$55.91	1,863,131	$104,173,757	0.00%	0.00%	(8.92%)
2012	61.39	2,476,283	152,013,497	0.00%	2.31%	9.87%
2011	55.87	2,624,196	146,625,982	0.00%	5.57%	11.85%
2010	49.95	3,620,675	180,867,220	0.00%	1.99%	8.78%
2009	45.92	3,815,481	175,218,196	0.00%	4.10%	20.80%
Inflation Protected
2013	$10.32	135,740	$1,401,445	0.00%	0.00%	(9.47%)
2012	11.40	113,063	1,289,369	0.00%	0.44%	5.51%
05/03/2011 - 12/31/2011	10.81	118,662	1,282,543	0.00%	9.29%	8.02%
Managed Bond
2013	$61.65	5,362,756	$330,627,785	0.00%	0.00%	(2.21%)
2012	63.04	5,960,420	375,765,099	0.00%	5.08%	10.72%
2011	56.94	6,113,636	348,099,793	0.00%	5.13%	3.84%
2010	54.83	8,533,863	467,929,988	0.00%	3.43%	8.96%
2009	50.32	8,992,559	452,533,114	0.00%	6.81%	21.01%
Short Duration Bond
2013	$12.60	4,795,771	$60,416,251	0.00%	0.00%	0.40%
2012	12.55	4,052,416	50,850,100	0.00%	0.79%	3.19%
2011	12.16	4,110,452	49,983,055	0.00%	3.26%	0.87%
2010	12.05	5,041,165	60,769,943	0.00%	1.54%	3.40%
2009	11.66	3,846,075	44,837,724	0.00%	3.13%	8.66%
Emerging Markets Debt
2013	$10.35	300,584	$3,110,444	0.00%	0.00%	(6.44%)
05/02/2012 - 12/31/2012	11.06	103,918	1,149,310	0.00%	8.50%	10.60%
American Funds Growth
2013	$19.62	3,542,126	$69,489,478	0.00%	0.00%	29.63%
2012	15.13	3,363,540	50,903,024	0.00%	0.17%	17.45%
2011	12.89	3,728,587	48,043,569	0.00%	0.19%	(4.66%)
2010(5)	13.51	4,956,516	66,985,476	0.00%	0.00%	18.26%
2009	11.43	5,195,477	59,372,649	0.00%	0.13%	38.86%
American Funds Growth-Income
2013	$18.06	3,191,171	$57,619,812	0.00%	0.00%	32.99%
2012	13.58	3,034,288	41,195,787	0.00%	1.14%	17.06%
2011	11.60	3,128,493	36,283,431	0.00%	0.80%	(2.24%)
2010(5)	11.86	4,900,290	58,132,621	0.00%	0.00%	11.03%
2009	10.68	5,610,441	59,947,385	0.00%	1.26%	30.74%
Comstock
2013	$18.37	2,579,254	$47,386,679	0.00%	0.00%	35.58%
2012	13.55	2,276,703	30,850,534	0.00%	1.94%	18.54%
2011	11.43	2,349,076	26,852,173	0.00%	6.47%	(2.11%)
2010	11.68	5,245,577	61,251,900	0.00%	1.25%	15.42%
2009	10.12	6,250,352	63,233,426	0.00%	1.52%	28.68%

See Notes to Financial Statements	SA-29	See explanation of references on SA-35

PACIFIC SELECT EXEC SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts For Each Year or Period	AUV	Units Outstanding (1)	Net Assets (1)	Expense Ratio (2)	Investment Income Ratio (3)	Total Return (4)
Dividend Growth
2013	$20.30	2,609,334	$52,975,184	0.00%	0.00%	30.11%
2012	15.60	2,633,172	41,086,893	0.00%	1.84%	14.55%
2011	13.62	2,187,849	29,801,647	0.00%	2.88%	3.27%
2010	13.19	3,364,536	44,378,646	0.00%	0.97%	10.77%
2009	11.91	2,937,995	34,983,770	0.00%	1.66%	32.40%
Equity Index
2013	$80.40	6,499,445	$522,578,741	0.00%	0.00%	31.92%
2012	60.95	6,940,882	423,040,083	0.00%	2.39%	15.77%
2011	52.65	7,316,815	385,210,001	0.00%	2.87%	1.82%
2010	51.70	8,351,318	431,802,329	0.00%	1.97%	14.81%
2009	45.04	9,693,106	436,544,053	0.00%	1.79%	26.36%
Focused 30
2013	$20.20	1,244,868	$25,152,228	0.00%	0.00%	33.51%
2012	15.13	1,608,194	24,337,096	0.00%	0.00%	23.21%
2011	12.28	2,265,926	27,831,763	0.00%	0.00%	(9.70%)
2010	13.60	2,855,173	38,834,565	0.00%	0.00%	10.35%
2009	12.33	2,819,667	34,755,997	0.00%	0.00%	50.43%
Growth
2013	$67.57	2,928,479	$197,881,472	0.00%	0.00%	34.21%
2012	50.35	3,214,140	161,823,725	0.00%	0.89%	18.24%
2011	42.58	3,552,818	151,285,674	0.00%	1.01%	(6.06%)
2010	45.33	4,365,102	197,865,242	0.00%	1.09%	11.24%
2009	40.75	4,914,745	200,271,001	0.00%	1.07%	37.28%
Large-Cap Growth
2013	$11.88	3,802,112	$45,152,992	0.00%	0.00%	37.48%
2012	8.64	4,118,212	35,574,260	0.00%	0.00%	18.23%
2011	7.31	4,604,383	33,640,559	0.00%	0.00%	1.07%
2010	7.23	7,661,406	55,384,511	0.00%	0.00%	14.53%
2009	6.31	8,196,379	51,736,439	0.00%	0.06%	40.50%
Large-Cap Value
2013	$24.51	4,753,645	$116,501,550	0.00%	0.00%	32.26%
2012	18.53	4,954,900	91,817,015	0.00%	1.99%	16.40%
2011	15.92	5,123,670	81,564,536	0.00%	6.20%	4.72%
2010	15.20	8,424,306	128,066,111	0.00%	1.54%	9.08%
2009	13.94	8,956,147	124,817,482	0.00%	2.11%	23.13%
Long/Short Large-Cap
2013	$14.69	693,301	$10,182,015	0.00%	0.00%	35.13%
2012	10.87	499,829	5,432,352	0.00%	0.83%	18.09%
2011	9.20	526,709	4,847,659	0.00%	3.49%	(2.60%)
2010	9.45	3,041,545	28,741,857	0.00%	0.86%	12.22%
2009	8.42	2,826,468	23,800,021	0.00%	0.92%	27.56%
Main Street Core
2013	$78.64	2,339,373	$183,977,366	0.00%	0.00%	31.77%
2012	59.68	2,550,844	152,244,951	0.00%	1.02%	17.02%
2011	51.00	2,755,477	140,539,752	0.00%	1.17%	0.48%
2010	50.76	3,359,667	170,543,917	0.00%	1.09%	16.14%
2009	43.71	2,500,133	109,273,337	0.00%	1.51%	29.36%
Mid-Cap Equity
2013	$36.04	3,018,583	$108,778,534	0.00%	0.00%	36.21%
2012	26.46	3,376,840	89,338,004	0.00%	0.67%	7.35%
2011	24.64	3,795,678	93,544,347	0.00%	0.78%	(5.40%)
2010	26.05	5,141,209	133,930,971	0.00%	0.95%	23.49%
2009	21.09	6,018,439	126,956,917	0.00%	1.12%	39.65%
Mid-Cap Growth
2013	$15.20	3,219,018	$48,916,058	0.00%	0.00%	33.09%
2012	11.42	3,478,942	39,722,714	0.00%	0.44%	7.49%
2011	10.62	3,682,241	39,112,915	0.00%	0.00%	(7.81%)
2010	11.52	5,306,875	61,143,719	0.00%	0.19%	33.32%
2009	8.64	6,166,014	53,288,925	0.00%	0.35%	59.33%
Mid-Cap Value
2013	$25.54	498,596	$12,735,555	0.00%	0.00%	33.89%
2012	19.08	231,137	4,409,364	0.00%	0.90%	14.49%
2011	16.66	346,695	5,776,954	0.00%	8.46%	(5.69%)
2010	17.67	1,286,973	22,737,491	0.00%	1.10%	21.20%
02/13/2009 - 12/31/2009	14.58	1,208,072	17,610,386	0.00%	1.03%	42.90%
Small-Cap Equity
2013	$25.48	651,676	$16,605,748	0.00%	0.00%	35.45%
2012	18.81	600,240	11,291,750	0.00%	1.85%	15.93%
2011	16.23	602,541	9,777,685	0.00%	3.48%	(3.38%)
2010	16.79	1,664,356	27,952,549	0.00%	0.74%	20.11%
2009	13.98	1,373,316	19,202,935	0.00%	0.79%	30.22%

See Notes to Financial Statements	SA-30	See explanation of references on SA-35

PACIFIC SELECT EXEC SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts For Each Year or Period	AUV	Units Outstanding (1)	Net Assets (1)	Expense Ratio (2)	Investment Income Ratio (3)	Total Return (4)
Small-Cap Growth
2013	$22.49	1,753,971	$39,442,991	0.00%	0.00%	33.87%
2012	16.80	1,759,712	29,560,556	0.00%	0.08%	12.87%
2011	14.88	1,968,016	29,290,776	0.00%	0.00%	(3.10%)
2010	15.36	2,735,185	42,009,117	0.00%	0.00%	26.01%
2009	12.19	3,188,386	38,860,823	0.00%	0.00%	47.44%
Small-Cap Index
2013	$30.46	7,403,781	$225,520,484	0.00%	0.00%	38.28%
2012	22.03	7,695,813	169,527,754	0.00%	1.06%	16.13%
2011	18.97	8,623,110	163,567,011	0.00%	0.59%	(4.51%)
2010	19.86	9,810,313	194,874,422	0.00%	0.84%	26.42%
2009	15.71	11,242,905	176,659,959	0.00%	1.19%	28.19%
Small-Cap Value
2013	$38.18	1,800,314	$68,744,458	0.00%	0.00%	32.49%
2012	28.82	1,855,449	53,476,889	0.00%	1.99%	11.09%
2011	25.94	1,985,392	51,508,539	0.00%	2.22%	2.31%
2010	25.36	2,364,561	59,962,794	0.00%	2.04%	25.34%
2009	20.23	2,953,532	59,758,067	0.00%	2.59%	27.18%
Value Advantage (6)
05/06/2013 - 12/31/2013	$11.68	9,931	$116,006	0.00%	0.00%	15.34%
Health Sciences
2013	$37.91	1,320,901	$50,078,051	0.00%	0.00%	56.49%
2012	24.23	1,314,478	31,845,428	0.00%	0.00%	25.68%
2011	19.28	1,130,211	21,786,571	0.00%	0.00%	11.94%
2010	17.22	1,160,667	19,987,434	0.00%	0.00%	23.34%
2009	13.96	1,430,534	19,972,732	0.00%	0.12%	27.23%
Real Estate
2013	$47.72	1,845,862	$88,092,902	0.00%	0.00%	1.71%
2012	46.92	1,931,342	90,620,090	0.00%	1.17%	16.21%
2011	40.38	2,033,634	82,110,583	0.00%	0.00%	6.12%
2010	38.05	1,959,415	74,548,737	0.00%	1.37%	30.54%
2009	29.15	2,226,122	64,880,761	0.00%	2.08%	32.27%
Technology
2013	$9.03	1,688,983	$15,255,248	0.00%	0.00%	22.50%
2012	7.37	1,757,251	12,956,742	0.00%	0.00%	7.14%
2011	6.88	1,859,232	12,795,482	0.00%	0.00%	(4.90%)
2010	7.24	2,239,991	16,210,246	0.00%	0.00%	21.50%
2009	5.96	2,404,956	14,323,957	0.00%	0.00%	52.57%
Emerging Markets
2013	$43.68	3,251,471	$142,031,373	0.00%	0.00%	8.75%
2012	40.17	3,393,433	136,308,739	0.00%	0.77%	21.52%
2011	33.05	3,464,655	114,520,122	0.00%	1.95%	(17.97%)
2010	40.29	4,494,799	181,108,915	0.00%	1.14%	27.02%
2009	31.72	4,503,441	142,859,778	0.00%	0.95%	84.79%
International Large-Cap
2013	$15.90	9,938,692	$158,030,997	0.00%	0.00%	18.42%
2012	13.43	10,661,235	143,146,703	0.00%	1.53%	22.53%
2011	10.96	11,139,700	122,066,228	0.00%	6.20%	(10.12%)
2010	12.19	11,444,631	139,522,721	0.00%	1.10%	10.38%
2009	11.05	13,371,427	147,687,972	0.00%	1.63%	33.61%
International Small-Cap
2013	$12.30	994,721	$12,231,111	0.00%	0.00%	28.09%
2012	9.60	884,782	8,493,563	0.00%	2.85%	19.44%
2011	8.04	887,630	7,134,091	0.00%	13.78%	(12.27%)
2010	9.16	2,508,860	22,983,265	0.00%	2.56%	24.86%
2009	7.34	3,017,020	22,136,232	0.00%	1.53%	30.28%
International Value
2013	$29.78	5,000,840	$148,927,917	0.00%	0.00%	21.68%
2012	24.47	5,086,165	124,479,601	0.00%	3.58%	17.82%
2011	20.77	5,009,545	104,062,397	0.00%	8.76%	(12.90%)
2010	23.85	6,077,155	144,944,635	0.00%	2.66%	2.59%
2009	23.25	7,068,121	164,331,210	0.00%	2.21%	28.00%
Currency Strategies (6)
05/07/2013 - 12/31/2013	$10.04	11,086	$111,267	0.00%	0.00%	(1.27%)
Global Absolute Return (6)
05/16/2013 - 12/31/2013	$9.63	102,063	$982,475	0.00%	0.00%	(4.62%)
Precious Metals (6)
05/03/2013 - 12/31/2013	$7.64	107,583	$821,482	0.00%	0.00%	(24.14%)
American Funds Asset Allocation
2013	$20.94	779,135	$16,315,024	0.00%	0.00%	23.28%
2012	16.99	428,775	7,282,857	0.00%	1.92%	15.71%
2011	14.68	380,895	5,590,992	0.00%	3.60%	0.93%
2010	14.54	280,119	4,074,039	0.00%	0.00%	12.04%
02/26/2009 - 12/31/2009	12.98	192,292	2,496,210	0.00%	4.73%	36.71%

See Notes to Financial Statements	SA-31	See explanation of references on SA-35

PACIFIC SELECT EXEC SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts For Each Year or Period	AUV	Units Outstanding (1)	Net Assets (1)	Expense Ratio (2)	Investment Income Ratio (3)	Total Return (4)
Pacific Dynamix - Conservative Growth
2013	$15.52	198,457	$3,080,311	0.00%	0.00%	9.39%
2012	14.19	184,070	2,611,762	0.00%	1.54%	9.42%
2011	12.97	138,858	1,800,630	0.00%	3.26%	2.92%
2010	12.60	124,819	1,572,701	0.00%	2.01%	10.28%
07/06/2009 - 12/31/2009	11.43	44,364	506,868	0.00%	5.68%	12.29%
Pacific Dynamix - Moderate Growth
2013	$17.28	805,602	$13,917,208	0.00%	0.00%	14.95%
2012	15.03	493,678	7,419,437	0.00%	1.77%	11.74%
2011	13.45	429,098	5,771,250	0.00%	3.19%	0.48%
2010	13.39	246,917	3,305,173	0.00%	2.56%	11.92%
05/22/2009 - 12/31/2009	11.96	68,810	822,948	0.00%	4.19%	17.75%
Pacific Dynamix - Growth
2013	$19.12	930,513	$17,789,907	0.00%	0.00%	20.98%
2012	15.80	657,942	10,396,989	0.00%	1.54%	13.76%
2011	13.89	521,999	7,251,022	0.00%	1.94%	(1.85%)
2010	14.15	305,265	4,320,166	0.00%	1.74%	13.82%
05/26/2009 - 12/31/2009	12.43	121,148	1,506,341	0.00%	1.88%	19.49%
Portfolio Optimization Conservative
2013	$11.29	2,306,800	$26,035,729	0.00%	0.00%	3.04%
2012	10.95	2,661,202	29,150,617	0.00%	2.88%	10.11%
05/02/2011 - 12/31/2011	9.95	2,216,948	22,053,729	0.00%	1.74%	(0.52%)
Portfolio Optimization Moderate-Conservative
2013	$11.68	4,324,913	$50,533,896	0.00%	0.00%	8.16%
2012	10.80	4,730,718	51,103,408	0.00%	2.19%	11.65%
05/10/2011 - 12/31/2011	9.67	5,122,447	49,559,167	0.00%	1.54%	(3.07%)
Portfolio Optimization Moderate
2013	$11.97	19,114,004	$228,766,375	0.00%	0.00%	12.74%
2012	10.62	19,525,979	207,291,815	0.00%	2.08%	12.94%
05/02/2011 - 12/31/2011	9.40	19,851,605	186,595,701	0.00%	1.35%	(6.00%)
Portfolio Optimization Growth
2013	$12.24	24,897,615	$304,790,198	0.00%	0.00%	17.46%
2012	10.42	25,004,442	260,595,899	0.00%	1.73%	14.02%
05/02/2011 - 12/31/2011	9.14	26,380,395	241,128,467	0.00%	1.03%	(8.60%)
Portfolio Optimization Aggressive-Growth
2013	$12.34	10,069,033	$124,205,302	0.00%	0.00%	20.86%
2012	10.21	9,940,240	101,450,510	0.00%	1.41%	15.17%
05/06/2011 - 12/31/2011	8.86	10,558,362	93,565,955	0.00%	0.88%	(9.63%)
Invesco V.I. International Growth Series II
2013	$12.43	430,205	$5,348,998	0.00%	1.08%	18.72%
05/31/2012 - 12/31/2012	10.47	180,770	1,893,254	0.00%	2.17%	16.42%
American Century VP Mid Cap Value Class II
2013	$13.80	535,505	$7,389,791	0.00%	1.10%	29.90%
06/04/2012 - 12/31/2012	10.62	298,794	3,174,188	0.00%	2.14%	15.42%
BlackRock Basic Value V.I. Class III
2013	$17.87	1,031,554	$18,432,016	0.00%	1.23%	37.65%
2012	12.98	946,820	12,290,939	0.00%	1.50%	13.81%
2011	11.41	1,084,978	12,375,370	0.00%	1.73%	(2.78%)
2010	11.73	897,535	10,530,254	0.00%	1.39%	12.51%
2009	10.43	854,477	8,910,161	0.00%	2.13%	30.87%
BlackRock Global Allocation V.I. Class III
2013	$19.20	2,921,329	$56,077,909	0.00%	1.08%	14.42%
2012	16.78	2,914,495	48,897,804	0.00%	1.47%	9.97%
2011	15.26	2,923,677	44,606,094	0.00%	2.24%	(3.64%)
2010	15.83	3,105,465	49,169,377	0.00%	1.26%	9.76%
2009	14.43	2,669,828	38,512,820	0.00%	2.18%	20.92%
Dreyfus Appreciation Service Shares (6)
05/16/2013 - 12/31/2013	$11.06	14,318	$158,303	0.00%	1.22%	8.14%
Fidelity VIP Contrafund Service Class 2
2013	$20.17	2,737,871	$55,211,155	0.00%	0.82%	30.95%
2012	15.40	2,954,145	45,491,726	0.00%	1.00%	16.14%
2011	13.26	3,597,347	47,697,923	0.00%	0.80%	(2.78%)
2010	13.64	3,552,968	48,458,548	0.00%	1.03%	16.93%
2009	11.66	4,031,894	47,030,291	0.00%	1.20%	35.47%
Fidelity VIP Freedom Income Service Class 2
2013	$12.48	93,667	$1,168,763	0.00%	1.23%	5.21%
2012	11.86	97,447	1,155,731	0.00%	1.27%	6.26%
2011	11.16	86,488	965,340	0.00%	1.64%	1.39%
2010	11.01	72,439	797,455	0.00%	1.69%	7.25%
2009	10.26	69,529	713,654	0.00%	4.15%	14.64%

See Notes to Financial Statements	SA-32	See explanation of references on SA-35

PACIFIC SELECT EXEC SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts For Each Year or Period	AUV	Units Outstanding (1)	Net Assets (1)	Expense Ratio (2)	Investment Income Ratio (3)	Total Return (4)
Fidelity VIP Freedom 2010 Service Class 2
2013	$13.01	67,455	$877,603	0.00%	1.53%	13.20%
2012	11.49	73,561	845,473	0.00%	0.79%	11.58%
2011	10.30	177,565	1,828,992	0.00%	1.74%	(0.43%)
2010	10.34	185,488	1,918,804	0.00%	3.16%	12.55%
2009	9.19	91,200	838,268	0.00%	5.16%	23.95%
Fidelity VIP Freedom 2015 Service Class 2
2013	$12.86	245,377	$3,156,749	0.00%	1.67%	14.10%
2012	11.27	218,849	2,467,460	0.00%	1.48%	11.90%
2011	10.08	285,336	2,874,878	0.00%	1.88%	(0.52%)
2010	10.13	249,617	2,528,048	0.00%	2.83%	12.79%
2009	8.98	156,467	1,405,006	0.00%	4.00%	25.02%
Fidelity VIP Freedom 2020 Service Class 2
2013	$12.53	672,260	$8,424,050	0.00%	1.62%	15.63%
2012	10.84	646,692	7,007,998	0.00%	2.69%	13.07%
2011	9.58	389,420	3,732,203	0.00%	2.24%	(1.24%)
2010	9.70	267,890	2,599,739	0.00%	2.66%	14.33%
2009	8.49	157,385	1,335,925	0.00%	3.60%	28.55%
Fidelity VIP Freedom 2025 Service Class 2
2013	$12.95	498,012	$6,449,507	0.00%	1.82%	19.71%
2012	10.82	444,275	4,806,081	0.00%	1.51%	14.80%
2011	9.42	457,025	4,306,731	0.00%	1.86%	(2.35%)
2010	9.65	434,697	4,194,767	0.00%	2.71%	15.47%
2009	8.36	287,505	2,402,696	0.00%	3.46%	29.79%
Fidelity VIP Freedom 2030 Service Class 2
2013	$12.46	677,750	$8,446,386	0.00%	1.59%	21.41%
2012	10.26	627,596	6,442,203	0.00%	3.34%	15.18%
2011	8.91	279,847	2,493,981	0.00%	2.09%	(2.83%)
2010	9.17	215,248	1,974,122	0.00%	1.54%	15.89%
2009	7.91	334,513	2,647,306	0.00%	3.66%	31.18%
Fidelity VIP Freedom 2035 Service Class 2
2013	$12.98	49,518	$642,969	0.00%	2.57%	24.50%
08/01/2012 - 12/31/2012	10.43	8,076	84,224	0.00%	9.22%	6.93%
Fidelity VIP Freedom 2045 Service Class 2
2013	$13.12	52,055	$683,125	0.00%	2.51%	25.76%
06/04/2012 - 12/31/2012	10.43	14,031	146,411	0.00%	7.08%	15.11%
Fidelity VIP Growth Service Class 2
2013	$18.68	318,727	$5,955,369	0.00%	0.05%	36.00%
2012	13.74	317,950	4,368,280	0.00%	0.32%	14.40%
2011	12.01	388,503	4,665,652	0.00%	0.15%	(0.03%)
2010	12.01	264,000	3,171,496	0.00%	0.03%	23.86%
2009	9.70	589,043	5,713,107	0.00%	0.21%	27.97%
Fidelity VIP Mid Cap Service Class 2
2013	$22.64	1,709,116	$38,700,071	0.00%	0.28%	35.87%
2012	16.67	1,860,258	31,002,299	0.00%	0.38%	14.56%
2011	14.55	2,063,275	30,014,806	0.00%	0.02%	(10.85%)
2010	16.32	2,138,123	34,889,900	0.00%	0.12%	28.57%
2009	12.69	2,244,999	28,493,223	0.00%	0.47%	39.75%
Fidelity VIP Value Strategies Service Class 2
2013	$18.77	274,620	$5,153,369	0.00%	0.63%	30.18%
2012	14.41	282,221	4,068,095	0.00%	0.42%	27.06%
2011	11.34	249,715	2,832,847	0.00%	0.58%	(9.04%)
2010	12.47	325,984	4,065,449	0.00%	0.32%	26.34%
2009	9.87	237,955	2,348,967	0.00%	0.34%	57.15%
Templeton Foreign Securities Class 2
2013	$13.50	612,091	$8,261,228	0.00%	1.84%	22.97%
05/18/2012 - 12/31/2012	10.98	104,131	1,142,908	0.00%	1.32%	22.12%
Templeton Global Bond Securities Class 2
2013	$12.17	3,549,663	$43,204,291	0.00%	5.00%	1.63%
2012	11.98	3,744,411	44,844,075	0.00%	6.48%	15.07%
2011	10.41	2,816,935	29,319,151	0.00%	5.51%	(0.87%)
05/03/2010 - 12/31/2010	10.50	1,364,811	14,329,977	0.00%	0.17%	5.00%
GE Investments Total Return Class 3
2013	$13.21	128,612	$1,699,024	0.00%	1.78%	14.64%
2012	11.52	79,438	915,384	0.00%	1.63%	12.25%
2011	10.27	43,491	446,459	0.00%	2.36%	(3.10%)
05/19/2010 - 12/31/2010	10.59	13,250	140,367	0.00%	4.60%	12.25%
Janus Aspen Series Overseas Service Shares
2013	$11.20	1,958,426	$21,936,327	0.00%	3.17%	14.28%
2012	9.80	3,049,827	29,892,179	0.00%	0.58%	13.18%
2011	8.66	3,949,389	34,200,839	0.00%	0.38%	(32.34%)
2010	12.80	4,273,891	54,699,088	0.00%	0.55%	25.02%
2009	10.24	3,539,855	36,238,993	0.00%	0.44%	79.07%

See Notes to Financial Statements	SA-33	See explanation of references on SA-35

PACIFIC SELECT EXEC SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts For Each Year or Period	AUV	Units Outstanding (1)	Net Assets (1)	Expense Ratio (2)	Investment Income Ratio (3)	Total Return (4)
Janus Aspen Series Enterprise Service Shares
2013	$17.13	299,659	$5,132,651	0.00%	0.36%	32.04%
2012	12.97	340,650	4,419,001	0.00%	0.00%	16.99%
2011	11.09	290,035	3,216,086	0.00%	0.00%	(1.65%)
2010	11.27	342,830	3,865,363	0.00%	0.00%	25.52%
2009	8.98	431,880	3,879,426	0.00%	0.00%	44.44%
Lazard Retirement U.S. Strategic Equity Service Class
2013	$13.02	84,359	$1,098,338	0.00%	0.89%	28.07%
2012	10.17	90,964	924,787	0.00%	1.33%	14.01%
2011	8.92	78,958	704,086	0.00%	1.07%	1.96%
2010	8.75	60,077	525,439	0.00%	0.74%	12.85%
2009	7.75	54,644	423,520	0.00%	1.12%	26.84%
ClearBridge Variable Aggressive Growth - Class II
2013	$17.23	541,048	$9,324,401	0.00%	0.06%	47.37%
2012	11.69	168,548	1,971,072	0.00%	0.18%	18.46%
2011	9.87	147,141	1,452,621	0.00%	0.00%	2.16%
2010	9.66	79,313	766,440	0.00%	0.00%	24.71%
2009	7.75	84,216	652,564	0.00%	0.00%	34.19%
ClearBridge Variable Mid Cap Core - Class II
2013	$16.17	1,106,581	$17,892,440	0.00%	0.05%	37.05%
2012	11.80	732,285	8,639,373	0.00%	0.68%	17.61%
2011	10.03	580,239	5,820,615	0.00%	0.00%	(4.14%)
2010	10.46	770,236	8,060,379	0.00%	0.00%	22.06%
2009	8.57	848,497	7,274,665	0.00%	0.11%	35.81%
Lord Abbett Developing Growth Class VC
2013	$15.57	187,471	$2,918,769	0.00%	0.00%	56.68%
05/22/2012 - 12/31/2012	9.94	4,228	42,015	0.00%	0.00%	7.38%
Lord Abbett Fundamental Equity Class VC
2013	$15.29	791,610	$12,102,814	0.00%	0.24%	35.76%
2012	11.26	1,205,939	13,581,125	0.00%	0.49%	10.58%
2011	10.18	1,451,784	14,785,262	0.00%	0.64%	(4.49%)
05/12/2010 - 12/31/2010	10.66	196,426	2,094,468	0.00%	1.03%	9.39%
Lord Abbett Total Return Class VC (6)
05/31/2013 - 12/31/2013	$9.73	117,785	$1,145,676	0.00%	8.79%	(0.99%)
I
2013	$36.06	1,916,959	$69,130,043	0.00%	2.40%	16.32%
2012	31.00	1,897,358	58,821,199	0.00%	1.96%	20.68%
2011	25.69	2,155,165	55,363,898	0.00%	3.09%	(13.56%)
2010	29.72	2,255,782	67,038,953	0.00%	3.29%	4.61%
2009	28.41	2,314,197	65,746,083	0.00%	2.42%	25.28%
II
2013	$38.67	1,131,359	$43,752,740	0.00%	0.58%	36.15%
2012	28.40	1,193,322	33,895,638	0.00%	0.05%	19.31%
2011	23.81	1,228,910	29,255,807	0.00%	0.00%	(0.80%)
2010	24.00	1,256,305	30,149,494	0.00%	0.37%	23.06%
2009	19.50	1,351,335	26,352,166	0.00%	0.64%	37.40%
III
2013	$63.22	802,176	$50,716,843	0.00%	0.00%	39.20%
2012	45.42	901,450	40,942,152	0.00%	0.31%	17.43%
2011	38.68	963,059	37,247,078	0.00%	0.00%	(7.22%)
2010	41.69	997,020	41,562,417	0.00%	0.21%	27.00%
2009	32.82	1,157,067	37,978,468	0.00%	0.04%	48.61%
V
2013	$22.81	994,668	$22,690,759	0.00%	2.73%	34.22%
2012	17.00	967,817	16,449,256	0.00%	0.84%	17.29%
2011	14.49	1,276,782	18,501,761	0.00%	0.37%	(4.11%)
2010	15.11	1,422,833	21,502,371	0.00%	0.75%	9.27%
2009	13.83	1,670,010	23,095,826	0.00%	0.83%	24.58%
MFS New Discovery Series Service Class
2013	$19.50	683,662	$13,332,010	0.00%	0.00%	41.22%
2012	13.81	458,942	6,337,595	0.00%	0.00%	20.90%
2011	11.42	433,543	4,951,987	0.00%	0.00%	(10.49%)
2010	12.76	582,663	7,435,506	0.00%	0.00%	35.94%
2009	9.39	326,023	3,060,543	0.00%	0.00%	62.92%
MFS Utilities Series Service Class
2013	$15.14	894,580	$13,544,572	0.00%	1.72%	20.21%
2012	12.59	1,231,073	15,505,053	0.00%	6.48%	13.21%
2011	11.12	1,587,426	17,659,927	0.00%	3.05%	6.51%
2010	10.45	1,569,241	16,391,189	0.00%	2.85%	13.51%
2009	9.20	342,118	3,148,223	0.00%	4.53%	32.87%
Neuberger Berman Socially Responsive I Class (6)
05/16/2013 - 12/31/2013	$12.07	11,460	$138,363	0.00%	1.05%	15.57%
Oppenheimer Global Fund/VA Service Shares (6)
05/22/2013 - 12/31/2013	$11.53	100,254	$1,155,929	0.00%	0.04%	12.27%

See Notes to Financial Statements	SA-34	See explanation of references on SA-35

PACIFIC SELECT EXEC SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts For Each Year or Period	AUV	Units Outstanding (1)	Net Assets (1)	Expense Ratio (2)	Investment Income Ratio (3)	Total Return (4)
PIMCO Global Multi-Asset - Advisor Class
2013	$9.16	784,478	$7,189,410	0.00%	3.08%	(7.91%)
2012	9.95	1,121,879	11,164,519	0.00%	3.22%	8.77%
05/05/2011 - 12/31/2011	9.15	1,431,608	13,097,645	0.00%	1.65%	(6.30%)
Royce Micro-Cap Service Class
2013	$13.18	152,971	$2,016,182	0.00%	0.37%	20.65%
2012	10.92	144,118	1,574,328	0.00%	0.00%	7.45%
2011	10.17	130,318	1,324,826	0.00%	2.50%	(12.26%)
05/13/2010 - 12/31/2010	11.59	80,595	933,782	0.00%	See Note (7)	18.65%
T. Rowe Price Blue Chip Growth - II
2013	$20.95	2,403,200	$50,355,566	0.00%	0.00%	40.85%
2012	14.88	2,321,252	34,532,015	0.00%	0.00%	17.91%
2011	12.62	1,231,464	15,537,774	0.00%	0.00%	1.36%
2010	12.45	799,091	9,946,992	0.00%	0.00%	16.00%
2009	10.73	664,636	7,132,164	0.00%	0.00%	41.79%
T. Rowe Price Equity Income - II
2013	$17.30	3,604,155	$62,363,206	0.00%	1.33%	29.41%
2012	13.37	3,286,271	43,941,614	0.00%	1.89%	16.92%
2011	11.44	3,755,291	42,945,516	0.00%	1.55%	(1.02%)
2010	11.55	3,772,800	43,590,084	0.00%	1.75%	14.74%
2009	10.07	2,818,542	28,381,018	0.00%	1.76%	25.25%
Van Eck VIP Global Hard Assets Initial Class
2013	$27.18	2,061,594	$56,039,109	0.00%	0.71%	10.53%
2012	24.59	2,521,100	61,998,655	0.00%	0.61%	3.39%
2011	23.79	2,705,878	64,362,975	0.00%	1.19%	(16.45%)
2010	28.47	2,798,427	79,670,244	0.00%	0.40%	29.23%
2009	22.03	3,070,450	67,640,171	0.00%	0.26%	57.54%
(1)	The significant decrease in units outstanding and net assets during the year ended December 31, 2011 on most of the variable accounts that invested in Class I shares of the corresponding non-portfolio optimization portfolios of Pacific Select Fund was mainly due to the transfer of assets from those variable accounts to the five Portfolio Optimization Variable Accounts (Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, and Portfolio Optimization Aggressive-Growth Variable Accounts), which were added to the Separate Account during 2011.
(2)	There are no policy fees and expenses of the Separate Account that result in a direct reduction of unit values for each period indicated. The expense ratios exclude expenses of the underlying portfolios/funds in which the variable accounts invest and charges made directly to policyholder accounts through the redemption of units (See Note 4 in Notes to Financial Statements).
(3)	The investment income ratios represent the dividends, excluding distributions of capital gains, received by the variable accounts from the underlying portfolios/funds, divided by the average daily net assets (See Note 3 in Notes to Financial Statements for information on dividends and distributions). The recognition of investment income by the variable accounts is affected by the timing of the declaration of dividends by the underlying portfolios/funds in which the variable accounts invest. The investment income ratios for periods of less than one full year are annualized. The investment income ratios for the year ended December 31, 2011 of certain variable accounts might be higher than other years mainly due to the net investment income distributions received after the share class conversion of the underlying portfolios in Pacific Select Fund in which the variable accounts invested. Such distributions had no impact on the total returns of the variable accounts or the underlying portfolios in which the variable accounts invested.
(4)	Total returns reflect changes in unit values of the underlying portfolios/funds and do not include deductions at the separate account or policy level for any mortality and expense risk (“M&E”) fees, cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, surrender charges or other charges that may be incurred under a policy which, if incurred, would have resulted in lower returns. Variable Accounts with a date notation indicate the inception date of that Variable Account. Total returns are calculated for each period indicated and are not annualized for periods of less than one full year.
(5)	Investment income ratio represents less than 0.005%.
(6)	Operations commenced during 2013 (See Note 1 in Notes to Financial Statements).
(7)	Subsequent to commencement of operations on May 13, 2010, the Royce Micro-Cap Service Class Variable Account received its annual distribution. The annualized investment income ratio was 7.00%. Prior to annualization, the ratio was 4.45%.

See Notes to Financial Statements

SA-35

PACIFIC SELECT EXEC SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Pacific Select Exec Separate Account (the “Separate Account”) is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and as of December 31, 2013 was comprised of eighty-nine subaccounts (“Variable Accounts”). The assets in each of the Variable Accounts invest in the corresponding portfolios or funds (each, a “Portfolio” and collectively, the “Portfolios”) of Pacific Select Fund (See Note 4), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), American Century Variable Portfolios, Inc., BlackRock Variable Series Funds, Inc., Dreyfus Variable Investment Fund, Fidelity Variable Insurance Products Funds, Franklin Templeton Variable Insurance Products Trust, GE Investments Funds, Inc., Janus Aspen Series, Lazard Retirement Series, Inc., Legg Mason Partners Variable Equity Trust, Lord Abbett Series Fund, Inc., M Fund, Inc., MFS Variable Insurance Trust, Neuberger Berman Advisers Management Trust, Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust, Royce Capital Fund, T. Rowe Price Equity Series, Inc., and Van Eck VIP Trust (collectively, the “Funds”). All eighty-nine Variable Accounts are presented in the Schedule of Investments on pages SA-2 and SA-3 of this brochure.

Growth, ClearBridge Variable Aggressive Growth - Class II, and ClearBridge Variable Mid Cap Core - Class II Variable Accounts and Portfolios/Funds were formerly named Growth LT, Legg Mason ClearBridge Variable Aggressive Growth - Class II, and Legg Mason ClearBridge Variable Mid Cap Core - Class II Variable Accounts and Portfolios/Funds, respectively. M Large Cap Value Fund, the underlying portfolio for the Variable Account V, was formerly named M Business Opportunity Value Fund.

Each Portfolio pursues different investment objectives and policies. The financial statements of the Funds, including the schedules of investments are provided separately and should be read in conjunction with the Separate Account’s financial statements.

The Separate Account organized and registered with the Securities and Exchange Commission (“SEC”) the following nine new Variable Accounts, all of which commenced operations during 2013:

Variable Accounts	Commenced Operations on	Variable Accounts	Commenced Operations on
Floating Rate Income	May 1, 2013	Dreyfus Appreciation Service Shares	May 16, 2013
Value Advantage	May 6, 2013	Lord Abbett Total Return Class VC	May 31, 2013
Currency Strategies	May 7, 2013	Neuberger Berman Socially Responsive I Class	May 16, 2013
Global Absolute Return	May 16, 2013	Oppenheimer Global Fund/VA Service Shares	May 22, 2013
Precious Metals	May 3, 2013

Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of Pacific Life Insurance Company (“Pacific Life”). The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by Pacific Life, but the obligations of the Separate Account, including benefits related to variable life insurance policies, are obligations of Pacific Life.

The Separate Account funds individual modified single premium, flexible premium, and last survivor flexible premium variable life insurance policies issued by Pacific Life. The investments of the Separate Account are carried at fair value.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America for investment companies which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments

Investments in shares of the Portfolios are valued at the reported net asset values of the respective Portfolios. Valuation of securities held by the Funds is discussed in the notes to their financial statements.

B. Security Transactions and Income

Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividends and capital gains distributions, if any, from mutual fund investments are recorded on the ex-dividend date.

C. Federal Income Taxes

The operations of the Separate Account will be reported on the Federal income tax return of Pacific Life, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. Under the current tax law, no Federal income taxes are expected to be paid by Pacific Life with respect to the operations of the Separate Account. Pacific Life will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any Federal income taxes that would be attributable to the policies.

3. DIVIDENDS AND DISTRIBUTIONS FROM MUTUAL FUND INVESTMENTS

All dividends and capital gains distributions, if any, received from the Portfolios of the Underlying Funds are reinvested in additional full and fractional shares of the related Portfolios and are recorded by the Variable Accounts on the ex-dividend date.

Currently each of the Portfolios in the Pacific Select Fund is either qualified as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (the “Code”) (the “RIC Portfolios”) or treated as a partnership for Federal income tax purposes only (the “Partnership Portfolios”). Effective January 1, 2013, each of the RIC Portfolios, if any, intends to utilize the consent dividend provision of section 565 of the Code to effectively distribute income and capital gains for tax purposes although they are not paid by the RIC Portfolios. In addition, the

SA-36

PACIFIC SELECT EXEC SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

Partnership Portfolios are not required to distribute taxable income and capital gains for Federal income tax purposes. No dividends and capital gains distributions were received from any Portfolios in the Pacific Select Fund nor were they recorded by the applicable Variable Accounts in the Statements of Operations for the year ended December 31, 2013.

4. CHARGES AND EXPENSES AND RELATED PARTY TRANSACTIONS

Pacific Life makes certain deductions from the net assets of each Variable Account through a redemption of units for charges for the mortality and expense risks (“M&E”) and administrative expenses Pacific Life assumes, cost of insurance, charges for optional benefits provided by rider and any applicable surrender charges, and are shown as a decrease in net assets in the accompanying Statements of Changes in Net Assets. The mortality risk assumed by Pacific Life is the risk that those insured may die sooner than anticipated and therefore, Pacific Life will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is where expenses incurred in issuing and administering the policies will exceed the amounts realized from the administrative fees assessed against the policies. The cost of insurance charge is the primary charge under the policy for the death benefit provided by Pacific Life which may vary by policy based on underwriting criteria. For some policies, a surrender charge is imposed if the policy is partially or fully surrendered within the specified surrender charge period and charges will vary depending on the individual policy. Most policies offer optional benefits that can be added to the policy by rider. The charges for riders can range depending on the individual policy. All of the fees described above are assessed directly to each policyholder account through a redemption of units. Surrender charges are included in policy benefits and terminations; and charges for M&E, administrative expenses, cost of insurance, and optional benefits provided by rider are included in policy maintenance charges in the accompanying Statements of Changes in Net Assets. The operating expenses of the Separate Account are paid by Pacific Life and are not reflected in the accompanying financial statements.

In addition to charges and expenses described above, the Variable Accounts also indirectly bear a portion of the operating expenses of the applicable Portfolios in which the Variable Accounts invest.

With respect to variable life insurance policies funded by the Separate Account, Pacific Life makes certain deductions from premiums before amounts are allocated to the Separate Account to help pay costs of distributing the policies and to pay state and local premium taxes, any other taxes that might be imposed, and to compensate Pacific Life for certain costs or lost investment opportunities resulting from amortization and delayed recognition of certain policy expenses for Federal income tax purposes. These deductions are not reflected in the accompanying financial statements.

The assets of certain Variable Accounts invest in Class I shares of the corresponding Portfolios of Pacific Select Fund (“PSF”). Each Portfolio of PSF pays an advisory fee to Pacific Life Fund Advisors, LLC (“PLFA”), a wholly-owned subsidiary of Pacific Life, pursuant to PSF’s Investment Advisory Agreement and pays a class-specific service fee to Pacific Select Distributors, Inc. (“PSD”), also a wholly-owned subsidiary of Pacific Life, for providing shareholder servicing activities under PSF’s Service Plan. Each Portfolio of PSF also compensates Pacific Life and PLFA on an approximate cost basis pursuant to PSF’s Agreement for Support Services for providing services to PSF that are outside the scope of the Investment Adviser’s responsibilities under the Investment Advisory Agreement. The advisory fee and service fee rates are disclosed in Note 6 in Notes to Financial Statements of PSF, which are included in Section D of this brochure. For the year ended December 31, 2013, PLFA received net advisory fees from PSF at effective annual rates ranging from 0.05% to 0.95% which are based on an annual percentage of average daily net assets of each Portfolio of PSF, and PSD received a service fee of 0.20% on Class I shares only from PSF, based on an annual percentage of average daily net assets of each Portfolio of PSF.

5. RELATED PARTY AGREEMENT

PSD serves as principal underwriter of variable life insurance policies funded by interests in the Separate Account, without remuneration from the Separate Account.

6. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year or period ended December 31, 2013, were as follows:

Variable Accounts	Purchases	Sales

Cash Management	$135,536,551	$158,795,823
Diversified Bond	6,155,628	6,185,341
Floating Rate Income (1)	1,359,656	265,733
Floating Rate Loan	11,197,847	1,951,795
High Yield Bond	15,799,337	28,638,262
Inflation Managed	4,316,028	40,110,969
Inflation Protected	1,869,858	1,605,466
Managed Bond	14,801,865	51,904,080
Short Duration Bond	15,706,334	6,369,216
Emerging Markets Debt	3,322,023	1,177,566
American Funds Growth	10,016,048	6,659,709
American Funds Growth-Income	7,051,741	4,388,129
Comstock	9,654,545	4,745,515
Dividend Growth	7,675,002	8,016,689
Equity Index	18,484,559	49,791,097
Focused 30	2,087,337	8,316,507
Growth	1,833,571	17,963,783
Large-Cap Growth	2,674,742	5,812,806

Variable Accounts	Purchases	Sales

Large-Cap Value	$7,584,782	$11,717,430
Long/Short Large-Cap	3,866,912	1,434,868
Main Street Core	2,467,892	16,696,041
Mid-Cap Equity	2,148,891	12,919,204
Mid-Cap Growth	4,059,949	7,408,910
Mid-Cap Value	12,351,918	6,583,523
Small-Cap Equity	4,392,081	2,942,614
Small-Cap Growth	4,428,540	4,610,484
Small-Cap Index	9,024,694	16,351,946
Small-Cap Value	9,463,134	11,293,482
Value Advantage (1)	118,821	9,587
Health Sciences	8,833,964	8,429,593
Real Estate	8,537,385	12,550,247
Technology	2,162,237	2,709,847
Emerging Markets	22,631,840	27,885,156
International Large-Cap	24,515,600	33,793,139
International Small-Cap	4,331,408	3,162,949
International Value	9,516,667	11,681,583

SA-37

PACIFIC SELECT EXEC SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

Variable Accounts	Purchases	Sales

Currency Strategies (1)	$228,310	$112,821
Global Absolute Return (1)	2,084,240	1,075,885
Precious Metals (1)	1,227,660	267,318
American Funds Asset Allocation	7,786,976	1,154,543
Pacific Dynamix - Conservative Growth	1,161,287	933,927
Pacific Dynamix - Moderate Growth	6,178,618	1,235,422
Pacific Dynamix - Growth	5,998,196	1,058,601
Portfolio Optimization Conservative	5,106,659	9,008,409
Portfolio Optimization Moderate-Conservative	4,476,100	9,073,150
Portfolio Optimization Moderate	16,013,620	20,755,977
Portfolio Optimization Growth	20,851,790	22,505,600
Portfolio Optimization Aggressive-Growth	10,525,775	9,213,083
Invesco V.I. International Growth Series II	3,917,869	1,045,608
American Century VP Mid Cap Value Class II	5,604,048	2,593,125
BlackRock Basic Value V.I. Class III	7,691,896	6,177,504
BlackRock Global Allocation V.I. Class III	11,205,799	8,305,140
Dreyfus Appreciation Service Shares (1)	1,812,556	1,662,520
Fidelity VIP Contrafund Service Class 2	5,337,508	8,834,848
Fidelity VIP Freedom Income Service Class 2	572,387	590,758
Fidelity VIP Freedom 2010 Service Class 2	170,208	217,894
Fidelity VIP Freedom 2015 Service Class 2	797,637	393,819
Fidelity VIP Freedom 2020 Service Class 2	1,078,620	564,713
Fidelity VIP Freedom 2025 Service Class 2	1,919,489	1,070,120
Fidelity VIP Freedom 2030 Service Class 2	1,253,124	470,127
Fidelity VIP Freedom 2035 Service Class 2	550,162	56,490
Fidelity VIP Freedom 2045 Service Class 2	639,200	177,668
Fidelity VIP Growth Service Class 2	1,650,108	1,654,726
Fidelity VIP Mid Cap Service Class 2	8,471,050	6,618,312
Fidelity VIP Value Strategies Service Class 2	4,045,967	4,274,840

(1)	Operations commenced during 2013 (See Note 1).

Variable Accounts	Purchases	Sales

Templeton Foreign Securities Class 2	$8,163,489	$1,808,297
Templeton Global Bond Securities Class 2	14,501,730	14,041,563
GE Investments Total Return Class 3	1,014,019	290,970
Janus Aspen Series Overseas Service Shares	3,155,628	13,587,972
Janus Aspen Series Enterprise Service Shares	2,307,129	2,955,203
Lazard Retirement U.S. Strategic Equity Service Class	484,777	455,941
ClearBridge Variable Aggressive Growth - Class II	7,964,082	2,057,861
ClearBridge Variable Mid Cap Core - Class II	7,287,218	633,975
Lord Abbett Developing Growth Class VC	3,731,312	1,153,867
Lord Abbett Fundamental Equity Class VC	4,487,925	8,744,468
Lord Abbett Total Return Class VC (1)	1,308,972	147,593
I	11,884,595	9,948,639
II	6,253,478	5,955,010
III	6,691,129	7,945,293
V	6,555,769	3,636,864
MFS New Discovery Series Service Class	6,959,928	2,960,862
MFS Utilities Series Service Class	3,509,233	7,711,159
Neuberger Berman Socially Responsive I Class (1)	171,462	44,273
Oppenheimer Global Fund/VA Service Shares (1)	1,101,380	24,780
PIMCO Global Multi-Asset - Advisor Class	4,041,112	7,138,253
Royce Micro-Cap Service Class	1,001,038	842,417
T. Rowe Price Blue Chip Growth - II	15,595,040	13,303,238
T. Rowe Price Equity Income - II	13,311,472	7,814,506
Van Eck VIP Global Hard Assets Initial Class	8,540,303	18,406,025

7.	FAIR VALUE MEASUREMENTS

The Separate Account characterizes its holdings in the Variable Accounts as Level 1, Level 2 or Level 3 based upon the various inputs or methodologies used to value the holdings. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices (unadjusted) in active markets for identical holdings

Level 2 –	Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data

Level 3 –	Significant unobservable inputs that are not corroborated by observable market data

The inputs or methodologies used for valuing the Variable Accounts’ holdings are not necessarily an indication of risks associated with investing in those holdings. As of December 31, 2013, the Variable Accounts’ holdings as presented in the Schedule of Investments on pages SA-2 and SA-3 of this brochure were all categorized as Level 1 under the three-tier hierarchy of inputs.

8. CHANGE IN UNITS OUTSTANDING

The changes in units outstanding for the year or period ended December 31, 2013 and 2012 were as follows:

	2013			2012
Variable Accounts	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)

Cash Management	14,168,468	(15,162,292)	(993,824)	10,617,694	(12,020,408)	(1,402,714)
Diversified Bond	577,016	(579,109)	(2,093)	735,209	(512,138)	223,071
Floating Rate Income (1)	134,959	(26,276)	108,683
Floating Rate Loan	1,260,261	(383,906)	876,355	618,221	(257,225)	360,996
High Yield Bond	471,168	(682,789)	(211,621)	634,695	(634,746)	(51)
Inflation Managed	323,627	(936,779)	(613,152)	600,298	(748,211)	(147,913)
Inflation Protected	174,624	(151,947)	22,677	97,240	(102,839)	(5,599)
Managed Bond	1,207,284	(1,804,948)	(597,664)	1,501,362	(1,654,578)	(153,216)
Short Duration Bond	1,785,895	(1,042,540)	743,355	1,337,445	(1,395,481)	(58,036)
Emerging Markets Debt (2)	318,744	(122,078)	196,666	113,272	(9,354)	103,918
American Funds Growth	881,162	(702,576)	178,586	565,465	(930,512)	(365,047)
American Funds Growth-Income	754,252	(597,369)	156,883	557,761	(651,966)	(94,205)

SA-38

PACIFIC SELECT EXEC SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

	2013			2012
Variable Accounts	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Comstock	875,881	(573,330)	302,551	443,184	(515,557)	(72,373)
Dividend Growth	697,478	(721,316)	(23,838)	977,757	(532,434)	445,323
Equity Index	800,726	(1,242,163)	(441,437)	1,114,179	(1,490,112)	(375,933)
Focused 30	340,138	(703,464)	(363,326)	561,998	(1,219,730)	(657,732)
Growth	223,160	(508,821)	(285,661)	358,778	(697,456)	(338,678)
Large-Cap Growth	596,207	(912,307)	(316,100)	1,091,137	(1,577,308)	(486,171)
Large-Cap Value	844,214	(1,045,469)	(201,255)	990,364	(1,159,134)	(168,770)
Long/Short Large-Cap	509,008	(315,536)	193,472	158,970	(185,850)	(26,880)
Main Street Core	187,921	(399,392)	(211,471)	310,286	(514,919)	(204,633)
Mid-Cap Equity	307,996	(666,253)	(358,257)	463,224	(882,062)	(418,838)
Mid-Cap Growth	718,689	(978,613)	(259,924)	1,125,965	(1,329,264)	(203,299)
Mid-Cap Value	620,529	(353,070)	267,459	176,099	(291,657)	(115,558)
Small-Cap Equity	274,056	(222,620)	51,436	315,795	(318,096)	(2,301)
Small-Cap Growth	415,228	(420,969)	(5,741)	400,129	(608,433)	(208,304)
Small-Cap Index	850,930	(1,142,962)	(292,032)	918,177	(1,845,474)	(927,297)
Small-Cap Value	520,166	(575,301)	(55,135)	465,598	(595,541)	(129,943)
Value Advantage (1)	10,857	(926)	9,931
Health Sciences	445,178	(438,755)	6,423	625,796	(441,529)	184,267
Real Estate	361,852	(447,332)	(85,480)	367,419	(469,711)	(102,292)
Technology	445,275	(513,543)	(68,268)	907,101	(1,009,082)	(101,981)
Emerging Markets	937,470	(1,079,432)	(141,962)	651,565	(722,787)	(71,222)
International Large-Cap	2,530,620	(3,253,163)	(722,543)	1,877,918	(2,356,383)	(478,465)
International Small-Cap	502,391	(392,452)	109,939	316,523	(319,371)	(2,848)
International Value	847,276	(932,601)	(85,325)	1,138,082	(1,061,462)	76,620
Currency Strategies (1)	22,423	(11,337)	11,086
Global Absolute Return (1)	213,505	(111,442)	102,063
Precious Metals (1)	134,216	(26,633)	107,583
American Funds Asset Allocation	471,670	(121,310)	350,360	176,772	(128,892)	47,880
Pacific Dynamix - Conservative Growth	84,661	(70,274)	14,387	86,678	(41,466)	45,212
Pacific Dynamix - Moderate Growth	414,775	(102,851)	311,924	206,757	(142,177)	64,580
Pacific Dynamix - Growth	389,000	(116,429)	272,571	213,022	(77,079)	135,943
Portfolio Optimization Conservative	553,598	(908,000)	(354,402)	921,258	(477,004)	444,254
Portfolio Optimization Moderate-Conservative	642,158	(1,047,963)	(405,805)	881,735	(1,273,464)	(391,729)
Portfolio Optimization Moderate	3,084,023	(3,495,998)	(411,975)	2,988,939	(3,314,565)	(325,626)
Portfolio Optimization Growth	3,763,808	(3,870,635)	(106,827)	3,534,038	(4,909,991)	(1,375,953)
Portfolio Optimization Aggressive-Growth	1,681,906	(1,553,113)	128,793	1,518,495	(2,136,617)	(618,122)
Invesco V.I. International Growth Series II (3)	376,860	(127,425)	249,435	189,792	(9,022)	180,770
American Century VP Mid Cap Value Class II (4)	430,093	(193,382)	236,711	341,064	(42,270)	298,794
BlackRock Basic Value V.I. Class III	556,760	(472,026)	84,734	570,099	(708,257)	(138,158)
BlackRock Global Allocation V.I. Class III	839,534	(832,700)	6,834	969,802	(978,984)	(9,182)
Dreyfus Appreciation Service Shares (1)	177,069	(162,751)	14,318
Fidelity VIP Contrafund Service Class 2	526,004	(742,278)	(216,274)	627,988	(1,271,190)	(643,202)
Fidelity VIP Freedom Income Service Class 2	48,311	(52,091)	(3,780)	62,040	(51,081)	10,959
Fidelity VIP Freedom 2010 Service Class 2	14,318	(20,424)	(6,106)	16,929	(120,933)	(104,004)
Fidelity VIP Freedom 2015 Service Class 2	63,258	(36,730)	26,528	34,949	(101,436)	(66,487)
Fidelity VIP Freedom 2020 Service Class 2	86,927	(61,359)	25,568	379,535	(122,263)	257,272
Fidelity VIP Freedom 2025 Service Class 2	176,115	(122,378)	53,737	168,621	(181,371)	(12,750)
Fidelity VIP Freedom 2030 Service Class 2	119,109	(68,955)	50,154	389,032	(41,283)	347,749
Fidelity VIP Freedom 2035 Service Class 2 (5)	47,917	(6,475)	41,442	8,276	(200)	8,076
Fidelity VIP Freedom 2045 Service Class 2 (6)	53,661	(15,637)	38,024	15,192	(1,161)	14,031
Fidelity VIP Growth Service Class 2	121,114	(120,337)	777	70,270	(140,823)	(70,553)
Fidelity VIP Mid Cap Service Class 2	349,477	(500,619)	(151,142)	291,106	(494,123)	(203,017)
Fidelity VIP Value Strategies Service Class 2	289,034	(296,635)	(7,601)	167,462	(134,956)	32,506
Templeton Foreign Securities Class 2 (7)	707,253	(199,293)	507,960	114,428	(10,297)	104,131
Templeton Global Bond Securities Class 2	1,386,451	(1,581,199)	(194,748)	1,825,954	(898,478)	927,476
GE Investments Total Return Class 3	80,779	(31,605)	49,174	73,999	(38,052)	35,947
Janus Aspen Series Overseas Service Shares	516,451	(1,607,852)	(1,091,401)	965,969	(1,865,531)	(899,562)
Janus Aspen Series Enterprise Service Shares	183,129	(224,120)	(40,991)	118,971	(68,356)	50,615
Lazard Retirement U.S. Strategic Equity Service Class	32,828	(39,433)	(6,605)	53,215	(41,209)	12,006
ClearBridge Variable Aggressive Growth - Class II	531,482	(158,982)	372,500	123,818	(102,411)	21,407
ClearBridge Variable Mid Cap Core - Class II	449,602	(75,306)	374,296	298,019	(145,973)	152,046
Lord Abbett Developing Growth Class VC (8)	273,688	(90,445)	183,243	6,699	(2,471)	4,228

SA-39

PACIFIC SELECT EXEC SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

	2013			2012
Variable Accounts	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Lord Abbett Fundamental Equity Class VC	251,435	(665,764)	(414,329)	254,918	(500,763)	(245,845)
Lord Abbett Total Return Class VC (1)	122,501	(4,716)	117,785
I	456,701	(437,100)	19,601	290,235	(548,042)	(257,807)
II	237,300	(299,263)	(61,963)	385,251	(420,839)	(35,588)
III	117,468	(216,742)	(99,274)	211,922	(273,531)	(61,609)
V	335,682	(308,831)	26,851	236,406	(545,371)	(308,965)
MFS New Discovery Series Service Class	480,623	(255,903)	224,720	228,389	(202,990)	25,399
MFS Utilities Series Service Class	267,911	(604,404)	(336,493)	359,796	(716,149)	(356,353)
Neuberger Berman Socially Responsive I Class (1)	11,818	(358)	11,460
Oppenheimer Global Fund/VA Service Shares (1)	103,262	(3,008)	100,254
PIMCO Global Multi-Asset - Advisor Class	500,796	(838,197)	(337,401)	528,844	(838,573)	(309,729)
Royce Micro-Cap Service Class	88,254	(79,401)	8,853	117,050	(103,250)	13,800
T. Rowe Price Blue Chip Growth - II	1,149,902	(1,067,954)	81,948	1,454,531	(364,743)	1,089,788
T. Rowe Price Equity Income - II	1,153,761	(835,877)	317,884	788,416	(1,257,436)	(469,020)
Van Eck VIP Global Hard Assets Initial Class	594,893	(1,054,399)	(459,506)	527,320	(712,098)	(184,778)

(1)	Operations commenced during 2013 (See Note 1).
(2)	Operations commenced on May 2, 2012.
(3)	Operations commenced on May 31, 2012.
(4)	Operations commenced on June 4, 2012.
(5)	Operations commenced on August 1, 2012.
(6)	Operations commenced on June 4, 2012.
(7)	Operations commenced on May 18, 2012.
(8)	Operations commenced on May 22, 2012.

SA-40

PACIFIC LIFE INSURANCE COMPANY

AND SUBSIDIARIES

Consolidated Financial Statements

as of December 31, 2013 and 2012 and

for the years ended December 31, 2013, 2012 and 2011

and Independent Auditors’ Report

PL-1

INDEPENDENT AUDITORS’ REPORT

Pacific Life Insurance Company and Subsidiaries:

Deloitte & Touche LLP

Suite 1200

695 Town Center Drive

Costa Mesa, CA 92626-7188

USA

Tel: +1 714 436 7100

Fax: +1 714 436 7200

www.deloitte.com

We have audited the accompanying consolidated financial statements of Pacific Life Insurance Company and Subsidiaries (the “Company”), which comprise the consolidated statements of financial condition as of December 31, 2013 and 2012, and the related consolidated statements of operations, comprehensive income (loss), equity, and cash flows for each of the three years in the period ended December 31, 2013 and the related notes to the consolidated financial statements.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Pacific Life Insurance Company and Subsidiaries as of December 31, 2013 and 2012, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2013 in accordance with accounting principles generally accepted in the United States of America.

March 7, 2014

Member of Deloitte Touche Tohmatsu Limited

PL-2

Pacific Life Insurance Company and Subsidiaries

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

	December 31,

(In Millions)	2013	2012
ASSETS

Investments:

Fixed maturity securities available for sale, at estimated fair value	$32,466	$32,183

Equity securities available for sale, at estimated fair value	137	152

Mortgage loans	8,454	7,729

Policy loans	7,155	6,998

Other investments (includes VIE assets of $81 and $441)	1,648	2,484
TOTAL INVESTMENTS	49,860	49,546

Cash and cash equivalents (includes VIE assets of $8 and $14)	2,000	2,256

Restricted cash (includes VIE assets of $194 and $198)	314	294

Deferred policy acquisition costs	4,214	4,329

Aircraft leasing portfolio, net (includes VIE assets of $1,398 and $1,559)	7,296	6,760

Other assets (includes VIE assets of $22 and $26)	3,117	3,305

Separate account assets	60,864	55,302

TOTAL ASSETS	$127,665	$121,792

LIABILITIES AND EQUITY

Liabilities:

Policyholder account balances	$36,751	$34,983

Future policy benefits	10,444	11,105

Debt (includes VIE debt of $659 and $865)	7,826	7,765

Other liabilities (includes VIE liabilities of $280 and $292)	2,932	3,069

Separate account liabilities	60,864	55,302
TOTAL LIABILITIES	118,817	112,224

Commitments and contingencies (Note 19)

Stockholder’s Equity:

Common stock - $50 par value; 600,000 shares authorized, issued and outstanding	30	30

Paid-in capital	982	982

Retained earnings	6,941	6,489

Accumulated other comprehensive income	858	1,648

Total Stockholder’s Equity	8,811	9,149

Noncontrolling interest	37	419

TOTAL EQUITY	8,848	9,568

TOTAL LIABILITIES AND EQUITY	$127,665	$121,792

The abbreviation VIE above means variable interest entity.

See Notes to Consolidated Financial Statements

PL-3

Pacific Life Insurance Company and Subsidiaries

CONSOLIDATED STATEMENTS OF OPERATIONS

	Years Ended December 31,

(In Millions)	2013	2012	2011
REVENUES

Policy fees and insurance premiums	$3,365	$3,324	$3,081

Net investment income	2,290	2,281	2,186

Net realized investment gain (loss)	586	(349)	(661)

OTTI, consisting of $33, $116 and $409 in total, net of $6, $53 and $256 recognized in OCI	(27)	(63)	(153)

Investment advisory fees	351	298	268

Aircraft leasing revenue	736	660	607

Other income	253	237	226

TOTAL REVENUES	7,554	6,388	5,554

BENEFITS AND EXPENSES

Policy benefits paid or provided	2,366	2,444	1,951

Interest credited to policyholder account balances	1,248	1,252	1,318

Commission expenses	1,354	648	122

Operating and other expenses	1,784	1,601	1,441

TOTAL BENEFITS AND EXPENSES	6,752	5,945	4,832

INCOME FROM CONTINUING OPERATIONS BEFORE PROVISION (BENEFIT) FOR INCOME TAXES	802	443	722

Provision (benefit) for income taxes	131	(67)	80

INCOME FROM CONTINUING OPERATIONS	671	510	642

Discontinued operations, net of taxes			(9)

Net income	671	510	633

Less: net income attributable to the noncontrolling interest from continuing operations	(19)	(68)	(71)

NET INCOME ATTRIBUTABLE TO THE COMPANY	$652	$442	$562

The abbreviation OTTI above means other than temporary impairment losses.

The abbreviation OCI above means other comprehensive income (loss).

See Notes to Consolidated Financial Statements

PL-4

Pacific Life Insurance Company and Subsidiaries

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

	Years Ended December 31,

(In Millions)	2013	2012	2011

NET INCOME	$671	$510	$633

Other comprehensive income (loss), net of tax:

Unrealized gains (loss) on securities:

Unrealized holding gains (loss) arising during period	(754)	698	601

Reclassification adjustment for gains (loss) included in net income	(42)	(55)	54
Unrealized gains (loss) on securities	(796)	643	655

Holding loss on other securities			(8)

Other	6	2	(4)

Other comprehensive income (loss)	(790)	645	643

Comprehensive income (loss)	(119)	1,155	1,276

Less: comprehensive income attributable to the noncontrolling interest	(19)	(69)	(71)

COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	($138)	$1,086	$1,205

See Notes to Consolidated Financial Statements

PL-5

Pacific Life Insurance Company and Subsidiaries

CONSOLIDATED STATEMENTS OF EQUITY

				Accumulated Other
				Comprehensive Income (Loss)
				Unrealized

				Gain (Loss) On

				Derivatives

				and Securities		Total

	Common	Paid-in	Retained	Available for	Other,	Stockholder’s	Noncontrolling	Total

(In Millions)	Stock	Capital	Earnings	Sale, Net	Net	Equity	Interest	Equity
BALANCES, JANUARY 1, 2011	$30	$982	$5,761	$363	($2)	$7,134	$251	$7,385

Comprehensive income:

Net income			562			562	71	633

Other comprehensive income (loss)				655	(12)	643		643

Total comprehensive income						1,205	71	1,276

Dividend to parent			(125)			(125)		(125)

Non-cash dividend to parent			(21)			(21)		(21)

Change in equity of noncontrolling interest							12	12
BALANCES, DECEMBER 31, 2011	30	982	6,177	1,018	(14)	8,193	334	8,527

Comprehensive income:

Net income			442			442	68	510

Other comprehensive income				643	1	644	1	645

Total comprehensive income						1,086	69	1,155

Dividend to parent			(130)			(130)		(130)

Change in equity of noncontrolling interest							16	16
BALANCES, DECEMBER 31, 2012	30	982	6,489	1,661	(13)	9,149	419	9,568

Comprehensive loss:

Net income			652			652	19	671

Other comprehensive income (loss)				(796)	6	(790)		(790)

Total comprehensive loss						(138)	19	(119)

Dividend to parent			(200)			(200)		(200)

Change in equity of noncontrolling interest							(21)	(21)

Deconsolidation of Investment Funds (Note 4)							(380)	(380)

BALANCES, DECEMBER 31, 2013	$30	$982	$6,941	$865	($7)	$8,811	$37	$8,848

See Notes to Consolidated Financial Statements

PL-6

Pacific Life Insurance Company and Subsidiaries

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
(In Millions)	2013	2012	2011
CASH FLOWS FROM OPERATING ACTIVITIES

Income from continuing operations	$671	$510	$642

Adjustments to reconcile income from continuing operations to net cash provided by operating activities:

Net accretion on fixed maturity securities	(82)	(119)	(116)

Depreciation and amortization	438	389	329

Deferred income taxes	118	(70)	75

Net realized investment (gain) loss	(586)	349	661

Other than temporary impairments	27	63	153

Net change in deferred policy acquisition costs	352	(199)	(663)

Interest credited to policyholder account balances	1,248	1,252	1,318

Net change in future policy benefits and other insurance liabilities	1,069	1,574	1,215

Other operating activities, net	223	(192)	(18)
NET CASH PROVIDED BY OPERATING ACTIVITIES BEFORE DISCONTINUED OPERATIONS	3,478	3,557	3,596

Net cash used in operating activities of discontinued operations		(2)	(7)
NET CASH PROVIDED BY OPERATING ACTIVITIES	3,478	3,555	3,589

CASH FLOWS FROM INVESTING ACTIVITIES

Fixed maturity and equity securities available for sale:

Purchases	(5,909)	(6,018)	(4,808)

Sales	1,279	2,446	3,159

Maturities and repayments	2,640	2,076	2,256

Repayments of mortgage loans	602	644	1,172

Fundings of mortgage loans and real estate	(1,345)	(1,157)	(2,177)

Proceeds from sale of real estate	405	443	41

Net change in policy loans	(157)	(186)	(122)

Change in restricted cash	(20)	(14)	(66)

Purchases of derivative instruments	(1)		(79)

Terminations of derivative instruments, net	(35)	188	172

Proceeds from nonhedging derivative settlements	86	129	151

Payments for nonhedging derivative settlements	(628)	(688)	(505)

Net change in collateral received or pledged	(136)	(546)	516

Purchases of and advance payments on aircraft leasing portfolio	(1,143)	(1,388)	(1,397)

Proceeds from sale of aircraft	380	284	414

Acquisition of retrocession business			192

Acquisition of pension advisory business			(45)

Other investing activities, net	65	(118)	(69)
NET CASH USED IN INVESTING ACTIVITIES	(3,917)	(3,905)	(1,195)
(Continued)

See Notes to Consolidated Financial Statements

PL-7

Pacific Life Insurance Company and Subsidiaries

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
(In Millions)	2013	2012	2011
(Continued)

CASH FLOWS FROM FINANCING ACTIVITIES

Policyholder account balances:

Deposits	$6,223	$5,453	$4,521

Withdrawals	(5,894)	(6,224)	(6,599)

Net change in short-term debt	(272)	292

Issuance of long-term debt	1,661	1,130	1,124

Partial retirement of surplus notes	(478)

Payments of long-term debt	(836)	(761)	(768)

Dividend to parent	(200)	(130)	(125)

Other financing activities, net	(21)	17	12

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	183	(223)	(1,835)

Net change in cash and cash equivalents	(256)	(573)	559

Cash and cash equivalents, beginning of year	2,256	2,829	2,270

CASH AND CASH EQUIVALENTS, END OF YEAR	$2,000	$2,256	$2,829

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

Income taxes paid (received), net	$160	$154	($7)

Interest paid	$294	$291	$222

See Notes to Consolidated Financial Statements

PL-8

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND DESCRIPTION OF BUSINESS

Pacific Life Insurance Company (Pacific Life) was established in 1868 and is domiciled in the State of Nebraska as a stock life insurance company. Pacific Life is an indirect subsidiary of Pacific Mutual Holding Company (PMHC), a Nebraska mutual holding company, and a wholly owned subsidiary of Pacific LifeCorp, an intermediate Delaware stock holding company. Pacific Life and its subsidiaries and affiliates have primary business operations consisting of life insurance, annuities, mutual funds, aircraft leasing and reinsurance.

BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements of Pacific Life and its subsidiaries (the Company) have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and include the accounts of Pacific Life and its majority owned and controlled subsidiaries and variable interest entities (VIEs) in which the Company is the primary beneficiary. All significant intercompany transactions and balances have been eliminated in consolidation.

Pacific Life prepares its regulatory financial statements in accordance with statutory accounting practices prescribed or permitted by the Nebraska Department of Insurance (NE DOI), which is a comprehensive basis of accounting other than U.S. GAAP (Note 2). These consolidated financial statements materially differ from those filed with regulatory authorities.

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

In developing these estimates, management makes subjective and complex judgments that are inherently uncertain and subject to material change as facts and circumstances develop. Management has identified the following estimates as critical, as they involve a higher degree of judgment and are subject to a significant degree of variability:

•	The fair value of investments in the absence of quoted market values

•	Other than temporary impairment losses (OTTI) of investments

•	Application of the consolidation rules to certain investments

•	The fair value of and accounting for derivatives

•	Aircraft valuation and impairment

•	The capitalization and amortization of deferred policy acquisition costs (DAC)

•	The liability for future policyholder benefits

•	Accounting for income taxes

•	Accounting for reinsurance transactions

•	Litigation and other contingencies

Certain reclassifications have been made to the 2012 and 2011 consolidated financial statements to conform to the 2013 consolidated financial statement presentation.

The Company has evaluated events subsequent to December 31, 2013 through March 7, 2014, the date the consolidated financial statements were available to be issued.

RECENTLY ADOPTED ACCOUNTING PRONOUNCEMENTS

Effective January 1, 2013, the Company adopted Accounting Standards Update (ASU) 2011-11 as modified by ASU 2013-01 issued by the Financial Accounting Standards Board (FASB), which modifies the Accounting Standards Codification’s (Codification) Balance Sheet Topic. This new guidance clarifies the scope of disclosures about offsetting assets and liabilities. The Company adopted this new guidance as of January 1, 2013 and applied it retrospectively. This ASU required additional financial statement disclosures and had no impact on the Company’s consolidated financial statements.

PL-9

In May 2011, the FASB issued ASU 2011-04, which modifies the Codification’s Fair Value Measurements and Disclosures Topic. The Company adopted this new guidance as of December 31, 2012 and applied it prospectively. This ASU required additional financial statement disclosures and had no impact on the Company’s consolidated financial statements.

In June 2011, the FASB issued ASU 2011-05 to the Codification’s Comprehensive Income Topic. ASU 2011-05 revises the manner in which a company presents comprehensive income on the financial statements, however, in December 2011, the FASB deferred a portion of the presentation requirements by issuing ASU 2011-12, “Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05”. ASU 2011-05 requires a company to present each component of net income along with total net income, each component of other comprehensive income (OCI) along with a total for OCI, and a total amount for comprehensive income. The Company adopted ASU 2011-05 as of December 31, 2012 after considering the deferral in ASU 2011-12 and included the consolidated statements of comprehensive income immediately following the consolidated statements of operations. Retrospective adoption of this amendment did not have an impact on the Company’s financial position, results of operations or cash flows.

Effective January 1, 2012, the Company adopted ASU 2011-08 to the Codification’s Intangibles - Goodwill and Other Topic, which provides guidance on goodwill impairment testing that simplifies how an entity tests goodwill for impairment. This guidance allows a company to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying value as a basis for determining whether it needs to perform the quantitative two-step goodwill impairment test. Only if the company determines, based on qualitative assessment, that it is more likely than not that a reporting unit’s fair value is less than its carrying value will it be required to calculate the fair value of the reporting unit. The adoption had no impact on the Company’s consolidated financial statements.

In July 2010, the FASB issued ASU 2010-20 to the Codification’s Receivables Topic for “Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses”, which requires enhanced disclosures related to the allowance for credit losses and the credit quality of a company’s financing receivable portfolio. Disclosures are intended to provide additional information regarding the nature of the risk associated with financing receivables and how the assessment of the risk is used to estimate the allowance for credit losses. The Company adopted this guidance as of December 31, 2012 and applied it retrospectively. This guidance only impacted its financial statement disclosures and had no impact on the Company’s consolidated financial statements.

INVESTMENTS

Fixed maturity and equity securities available for sale are reported at estimated fair value, with unrealized gains and losses, net of adjustments related to DAC, future policy benefits and deferred income taxes, recognized as a component of OCI. For mortgage-backed securities and asset-backed securities included in fixed maturity securities available for sale, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. For fixed rate securities, the net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. These adjustments are reflected in net investment income.

Investment income consists primarily of interest and dividends, net investment income from partnership interests, prepayment fees on fixed maturity securities and mortgage loans, and income from certain derivatives. Interest is recognized on an accrual basis and dividends are recorded on the ex-dividend date. Amortization of premium and accretion of discount on fixed maturity securities is recorded using the effective interest method.

The Company’s available for sale securities are regularly assessed for OTTI. If a decline in the estimated fair value of an available for sale security is deemed to be other than temporary, the OTTI is recognized equal to the difference between the estimated fair value and net carrying amount of the security. If the OTTI for a fixed maturity security is attributable to both credit and other factors, then the OTTI is bifurcated and the non credit related portion is recognized in OCI while the credit portion is recognized in earnings. If the OTTI is related to credit factors only, it is recognized in earnings.

The evaluation of OTTI is a quantitative and qualitative process subject to significant estimates and management judgment. The Company has controls and procedures in place to monitor securities and identify those that are subject to greater analysis for OTTI. The Company has an investment impairment committee that reviews and evaluates securities for potential OTTI at least on a quarterly basis.

In evaluating whether a decline in value is other than temporary, the Company considers many factors including, but not limited to, the following: the extent and duration of the decline in value; the reasons for the decline (credit event, currency, interest rate related, or spread widening); the ability and intent to hold the investment for a period of time to allow for a recovery of value; and the financial condition of and near-term prospects of the issuer.

PL-10

Analysis of the probability that all cash flows will be collected under the contractual terms of a fixed maturity security and determination as to whether the Company does not intend to sell the security and that it is more likely than not that the Company will not be required to sell the security before recovery of the investment are key factors in determining whether a fixed maturity security is other than temporarily impaired.

For mortgage-backed and asset-backed securities, the Company evaluates the performance of the underlying collateral and projected future discounted cash flows. In projecting future discounted cash flows, the Company incorporates inputs from third-party sources and applies reasonable judgment in developing assumptions used to estimate the probability and timing of collecting all contractual cash flows.

In evaluating investment grade perpetual preferred securities, which do not have final contractual cash flows, the Company applies OTTI considerations used for debt securities, placing emphasis on the probability that all cash flows will be collected under the contractual terms of the security and the Company’s intent and ability to hold the security to allow for a recovery of value. Perpetual preferred securities are reported as equity securities as they are structured in equity form, but have significant debt-like characteristics, including periodic dividends, call features, and credit ratings and pricing similar to debt securities.

Realized gains and losses on investment transactions are determined on a specific identification basis and are included in net realized investment gain (loss).

Mortgage loans on real estate are carried at their unpaid principal balance, net of deferred origination fees and write-downs. Mortgage loans are considered to be impaired when management estimates that based upon current information and events, it is probable that the Company will not be able to collect all amounts due according to the contractual terms of the mortgage loan agreement. For mortgage loans deemed to be impaired, an impairment loss is recorded when the carrying amount is greater than the Company’s estimated fair value of the underlying collateral of the loan. When the underlying collateral of the mortgage loan is greater than the carrying amount, the mortgage loan is not considered to have an impaired loss and no write-down is recorded.

Policy loans are stated at unpaid principal balances.

Other investments primarily consist of partnerships and joint ventures, hedge funds, real estate investments, derivative instruments, non-marketable equity securities, low income housing investments qualifying for tax credits (LIHTC), trading securities, and securities of consolidated investment fund companies that operate under the Investment Company Act of 1940 (40 Act Funds). Partnerships, joint venture interests and hedge funds are recorded under the cost or equity method of accounting. Non-marketable equity securities are carried at estimated fair value with unrealized gains or losses recognized in OCI. Trading securities and the securities of the 40 Act Funds are reported at estimated fair value with changes in estimated fair value included in net realized investment gain (loss).

Real estate investments are carried at depreciated cost, net of write-downs, or, for real estate acquired in satisfaction of debt, at estimated fair value at the date of acquisition, if lower than the related unpaid balance. Real estate investments are evaluated for impairment based on the future estimated undiscounted cash flows expected to be received during the estimated holding period. When the future estimated undiscounted cash flows are less than the current carrying value of the property (gross cost less accumulated depreciation), the property is considered impaired and is written-down to its estimated fair value.

Investments in LIHTC are recorded under the effective interest method since they meet certain requirements, including a projected positive yield based solely on guaranteed credits. The amortization of the original investment and the tax credits are recorded in the provision for income taxes.

All derivatives, whether designated in hedging relationships or not, are required to be recorded at estimated fair value. If the derivative is designated as a cash flow hedge, the effective portion of changes in the estimated fair value of the derivative is recorded in OCI and recognized in earnings when the hedged item affects earnings. If the derivative is designated as a fair value hedge, changes in the estimated fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the estimated fair value of the hedged item related to the designated risk being hedged, are reported in net realized investment gain (loss). The change in estimated value of the hedged item associated with the risk being hedged is reflected as an adjustment to the carrying amount of the hedged item. For derivative instruments not designated as hedges, the change in estimated fair value of the derivative is recorded in net realized investment gain (loss).

PL-11

The periodic cash flows for all hedging derivatives are recorded consistent with the hedged item on an accrual basis. For derivatives that are hedging securities, these amounts are included in net investment income. For derivatives that are hedging liabilities, these amounts are included in interest credited to policyholder account balances or interest expense, which is included in operating and other expenses. For derivatives not designated as hedging instruments, the periodic cash flows are reflected in net realized investment gain (loss) on an accrual basis. Upon termination of a cash flow hedging relationship, the accumulated amount in OCI is amortized into net investment income or interest credited to policyholder account balances over the remaining life of the hedged item. Upon termination of a fair value hedging relationship, the accumulated adjustment to the carrying value of the hedged item is amortized into net investment income or interest expense, which is included in operating and other expenses, or interest credited to policyholder account balances over its remaining life.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include all investments with a maturity of three months or less from purchase date. Cash equivalents consist primarily of U.S. Treasury bills and money market securities.

RESTRICTED CASH

Restricted cash primarily consists of liquidity reserves related to VIEs, security deposits, commitment fees, maintenance reserve payments and rental payments received from certain lessees related to the aircraft leasing business.

DEFERRED POLICY ACQUISITION COSTS

The direct and incremental costs associated with the successful acquisition of new or renewal insurance business; principally commissions, medical examinations, underwriting, policy issue and other expenses; are deferred and recorded as an asset referred to as DAC. DAC related to internally replaced contracts (as defined in the Codification’s Financial Services – Insurance Topic), is immediately written off to expense and any new deferrable expenses associated with the replacement are deferred if the contract modification substantially changes the contract. However, if the contract modification does not substantially change the contract, the existing DAC asset remains in place and any acquisition costs associated with the modification are immediately expensed. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC.

For universal life (UL), variable annuities and other investment-type contracts, acquisition costs are amortized through earnings in proportion to the present value of estimated gross profits (EGPs) from projected investment, mortality and expense margins, and surrender charges over the estimated lives of the contracts. Actual gross margins or profits may vary from management’s estimates, which can increase or decrease the rate of DAC amortization. DAC related to traditional policies is amortized through earnings over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions and estimates consistent with those used in computing policy reserves. DAC related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is adjusted with corresponding charges or benefits, respectively, directly to equity through OCI.

During reporting periods of negative actual gross profits (AGPs), DAC amortization may be negative, which would result in an increase to the DAC balance. Negative amortization is only recorded when the increased DAC balance is determined to be recoverable and is also limited to amounts originally deferred plus interest.

Significant assumptions in the development of EGPs include investment returns, surrender and lapse rates, rider utilization, expenses, interest spreads, and mortality margins. The Company’s long-term assumption for the underlying separate account investment return ranges from 6.75% to 7.75% depending on the product. A change in the assumptions utilized to develop EGPs results in a change to amounts expensed in the reporting period in which the change was made by adjusting the DAC balance to the level DAC would have been had the EGPs been calculated using the new assumptions over the entire amortization period. In general, favorable experience variances result in increased expected future profitability and may lower the rate of DAC amortization, whereas unfavorable experience variances result in decreased expected future profitability and may increase the rate of DAC amortization. All critical assumptions utilized to develop EGPs are evaluated at least annually and necessary revisions are made to certain assumptions to the extent that actual or anticipated experience necessitates such a prospective change. The Company may also identify and implement actuarial modeling refinements to projection models that may result in increases or decreases to the DAC asset.

The DAC asset is reviewed periodically to ensure that the unamortized balance does not exceed expected recoverable EGPs.

PL-12

AIRCRAFT LEASING PORTFOLIO

Aircraft are recorded at depreciated cost, which includes certain acquisition costs. Depreciation to estimated residual values is computed using the straight-line method over the estimated useful lives of the aircraft. Major improvements to aircraft are capitalized when incurred and depreciated over the shorter of the remaining useful life of the aircraft or the useful life of the improvement. The Company evaluates carrying values of aircraft generally quarterly or based upon changes in market and other physical and economic conditions that indicate the carrying amount of the aircraft may not be recoverable. The Company will record impairments to recognize a loss in the value of the aircraft when management believes that, based on future estimated undiscounted cash flows, the recoverability of the Company’s investment in an aircraft has been impaired.

GOODWILL

Goodwill represents the excess of acquisition costs over the fair value of net assets acquired. Goodwill is not amortized but is reviewed for impairment at least annually or more frequently if events occur or circumstances indicate that the goodwill might be impaired. Goodwill is included in other assets and was $101 million as of December 31, 2013 and 2012. There were no goodwill impairment write-downs during the years ended December 31, 2013, 2012 and 2011.

POLICYHOLDER ACCOUNT BALANCES

Policyholder account balances on UL and certain investment-type contracts, such as funding agreements and guaranteed interest contracts (GICs), are valued using the retrospective deposit method and are equal to accumulated account values, which consist of deposits received, plus interest credited, less withdrawals and assessments. Other investment-type contracts such as payout annuities without life contingencies are valued using a prospective method that estimates the present value of future contract cash flows at the assumed credited or contract rate. Interest credited to these contracts primarily ranged from 0.2% to 8.5%.

FUTURE POLICY BENEFITS

Annuity reserves, which primarily consist of group retirement, structured settlement and immediate annuities with life contingencies, are equal to the present value of estimated future payments using pricing assumptions, as applicable, for interest rates, mortality, morbidity, retirement age and expenses. Interest rates used in establishing such liabilities ranged from 0.6% to 11.0%.

The Company offers variable annuity contracts with guaranteed minimum benefits, including guaranteed minimum death benefits (GMDBs) and riders with guaranteed living benefits (GLBs) that guarantee net principal over a ten-year holding period or a minimum withdrawal benefit over specified periods, subject to certain restrictions. If the guarantee includes a benefit that is only attainable upon annuitization or is wholly life contingent (e.g. GMDBs or guaranteed minimum withdrawal benefits for life), it is accounted for as an insurance liability (Note 11). All other GLB guarantees are accounted for as embedded derivatives (Note 9).

Policy charges assessed against policyholders that represent compensation to the Company for services to be provided in future periods, or for consideration for origination of the contract, are deferred as an unearned revenue reserves (URR), and recognized in revenue over the expected life of the contract using the same methods and assumptions used to amortize DAC. Unearned revenue related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is recorded to equity through OCI.

Life insurance reserves are composed of benefit reserves and additional liabilities. Benefit reserves are valued using the net level premium method on the basis of actuarial assumptions appropriate at policy issue. Mortality and persistency assumptions are generally based on the Company’s experience, which, together with interest and expense assumptions, include a margin for possible unfavorable deviations. Interest rate assumptions ranged from 3.0% to 9.3%. Future dividends for participating business are provided for in the liability for future policy benefits. Additional liabilities are held for certain insurance benefit features that have amounts assessed in a manner that is expected to result in profits in earlier years and subsequent losses. The additional liability is valued using a range of scenarios, rather than a single set of best estimate assumptions, which are consistent with assumptions used in estimated gross profits for purposes of amortizing capitalized acquisition costs.

As of December 31, 2013 and 2012, participating experience rated policies paying dividends represent less than 1% of direct life insurance in force.

Estimates of future policy benefit reserves and liabilities are continually reviewed and, as experience develops, are adjusted as necessary. Such changes in estimates are included in earnings for the period in which such changes occur.

PL-13

REINSURANCE

The Company has ceded reinsurance agreements with other insurance companies to limit potential losses, reduce exposure arising from larger risks, provide additional capacity for future growth and also assumes reinsurance agreements. As part of a strategic alliance, the Company also reinsures risks associated with policies written by an independent producer group through modified coinsurance and yearly renewable term (YRT) arrangements with this producer group’s reinsurance company. The ceding of risk does not discharge the Company from its primary obligations to contract owners. To the extent that the assuming companies become unable to meet their obligations under reinsurance contracts, the Company remains contingently liable. Each reinsurer is reviewed to evaluate its financial stability before entering into each reinsurance contract and throughout the period that the reinsurance contract is in place.

All assets associated with business reinsured on a modified coinsurance basis remain with, and under the control of, the Company. As part of its risk management process, the Company routinely evaluates its reinsurance programs and may change retention limits, reinsurers or other features at any time.

Reinsurance accounting is utilized for ceded and assumed transactions when risk transfer provisions have been met. To meet risk transfer requirements, a reinsurance contract must include insurance risk, consisting of both underwriting and timing risk, and a reasonable possibility of a significant loss to the reinsurer.

Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from their respective revenue and benefit and expense accounts. Prepaid reinsurance premiums, included in other assets, are premiums that are paid in advance for future coverage. Amounts receivable and payable to reinsurers are offset for account settlement purposes for contracts where the right of offset exists, with net reinsurance recoverables included in other assets and net reinsurance payables included in other liabilities. Reinsurance recoverables and payables may include balances due from reinsurance companies for paid and unpaid losses.

REVENUES, BENEFITS AND EXPENSES

Premiums from annuity contracts with life contingencies and traditional life and term insurance contracts are recognized as revenue when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the contracts by providing for liabilities for future policy benefits, expenses of contract administration and DAC amortization.

Receipts for UL and investment-type contracts are reported as deposits to either policyholder account balances or separate account liabilities and are not included in revenue. Policy fees consist of mortality charges, surrender charges and expense charges that have been earned and assessed against related account values during the period and also include the amortization of URR. The timing of policy fee revenue recognition is determined based on the nature of the fees. Benefits and expenses include policy benefits and claims incurred in the period that are in excess of related policyholder account balances, interest credited to policyholder account balances, expenses of contract administration and the amortization of DAC.

Investment advisory fees are primarily fees earned by Pacific Life Fund Advisors LLC (PLFA), a wholly owned subsidiary of Pacific Life, which serves as the investment advisor for the Pacific Select Fund, an investment vehicle provided to the Company’s variable universal life (VUL) and variable annuity contract holders, and the Pacific Life Funds, the investment vehicle for the Company’s mutual fund products. These fees are based upon the net asset value of the underlying portfolios and are recorded as earned. Related subadvisory expense is included in operating and other expenses and recorded when incurred.

Aircraft leases, which are structured as triple net leases, are accounted for as operating leases. Aircraft leasing revenue is recognized ratably over the term of the lease agreements.

DEPRECIATION AND AMORTIZATION

Aircraft and certain other assets are depreciated or amortized using the straight-line method over estimated useful lives, which range from three to 40 years. Depreciation and amortization of aircraft under operating leases and certain other assets are included in operating and other expenses. Depreciation of investment real estate is computed using the straight-line method over estimated useful lives, which range from five to 30 years, and is included in net investment income.

PL-14

INCOME TAXES

Pacific Life and its includable subsidiaries are included in the consolidated Federal income tax return and the combined California franchise tax return of PMHC and are allocated tax expense or benefit based principally on the effect of including their operations in these returns under a tax sharing agreement. Certain of the Company’s non-insurance subsidiaries also file separate state tax returns, if necessary. Generally, a life insurance company cannot be treated as an includable corporation in a consolidated return with nonlife companies unless it has been a member of the affiliated group for five taxable years. For this reason, the Company’s life insurance companies meeting this criteria file separate Federal income tax returns. The Company’s non-US subsidiaries are subject to tax in Singapore. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the differences are expected to be recovered or settled.

CONTINGENCIES

Each reporting cycle, the Company evaluates all identified contingent matters on an individual basis. A loss is recorded if probable and reasonably estimable. The Company establishes reserves for these contingencies at the best estimate, or, if no one amount within the range of possible losses is more probable than any other, the Company records an estimated reserve at the low end of the range of losses. The Company does not record gain contingencies.

SEPARATE ACCOUNTS

Separate accounts primarily include variable annuity and life contracts, as well as other guaranteed and non-guaranteed accounts. Separate account assets are recorded at estimated fair value and represent legally segregated contract holder funds. A separate account liability is recorded equal to the amount of separate account assets. Deposits to separate accounts, investment income and realized and unrealized gains and losses on the separate account assets accrue directly to contract holders and, accordingly, are not reflected in the consolidated statements of operations or cash flows. Amounts charged to the separate account for mortality, surrender and expense charges are included in revenues as policy fees.

For separate account funding agreements in which the Company provides a guarantee of principal and interest to the contract holder and bears all the risks and rewards of the investments underlying the separate account, the related investments and liabilities are recognized as investments and liabilities in the consolidated statements of financial condition. Revenue and expenses are recognized within the respective revenue and benefit and expense lines in the consolidated statements of operations. Separate account funding agreement liabilities were $64 million and $106 million as of December 31, 2013 and 2012, respectively.

ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair value of financial instruments has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is often required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

2.	STATUTORY FINANCIAL INFORMATION AND DIVIDEND RESTRICTIONS

STATUTORY ACCOUNTING PRACTICES

Pacific Life prepares its regulatory financial statements in accordance with statutory accounting practices prescribed or permitted by the NE DOI, which is a comprehensive basis of accounting other than U.S. GAAP. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, recognizing certain policy fees as revenue when billed, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, as well as the valuation of investments and certain assets and accounting for deferred income taxes on a different basis.

As of December 31, 2013 and 2012, Pacific Life had two permitted practices approved by the Director of the NE DOI. Under the first permitted practice, Pacific Life utilizes book value accounting for certain guaranteed separate account funding agreements. The underlying separate account assets are recorded at book value instead of at fair value as required by National Association of Insurance Commissioners (NAIC) Accounting Practices and Procedures Manual (NAIC SAP). As of December 31, 2013 and 2012, the underlying separate account assets had unrealized gains of $7 million and zero, respectively. Under the second permitted practice, investments in Working Capital Finance Notes (WCFN) are treated as admitted assets provided they are designated by the NAIC Securities Valuation Office as an NAIC 1 or 2 investment. As of December 31, 2013 and 2012, admitted WCFN investments totaled $146 million and $92 million, respectively.

PL-15

The NE DOI has a prescribed accounting practice for certain synthetic GIC reserves that differs from NAIC SAP. The NE DOI reserve method is based on an annual accumulation of 30% of the contract fees on synthetic GICs and is subject to a maximum of 150% of the annualized contract fees. This reserve amounted to $54 million and $43 million as of December 31, 2013 and 2012, respectively, and has been recorded by Pacific Life. The NAIC SAP basis for this reserve equals the excess, if any, of the value of guaranteed contract liabilities over the market value of the assets in the segregated portfolio less deductions based on asset valuation reserve factors. As of December 31, 2013 and 2012, the reserve for synthetic GICs using the NAIC SAP basis was zero.

STATUTORY NET INCOME (LOSS) AND SURPLUS

Statutory net income (loss) of Pacific Life was $521 million, $962 million and ($735) million for the years ended December 31, 2013, 2012 and 2011, respectively. Statutory capital and surplus of Pacific Life was $6,503 million and $6,175 million as of December 31, 2013 and 2012, respectively.

AFFILIATED REINSURANCE

Pacific Life cedes certain statutory reserves to affiliated special purpose financial insurance companies and affiliated captive reinsurance companies that are supported by a combination of cash, invested and other assets and third-party letters of credit or note facilities. As of December 31, 2013, Pacific Life’s total statutory reserve credit was $1,570 million, of which $1,051 million was supported by third-party letters of credit and note facilities, as described below.

Pacific Life utilizes affiliated reinsurers to mitigate the statutory capital impact of NAIC Model Regulation “Valuation of Life Insurance Policies” (Regulation XXX) and NAIC Actuarial Guideline 38 on the Company’s UL products with flexible duration no lapse guarantee rider (FDNLGR) benefits. Pacific Alliance Reinsurance Company of Vermont (PAR Vermont) and Pacific Baleine Reinsurance Company (PBRC) are Vermont based special purpose financial insurance companies subject to regulatory supervision by the Vermont Department of Financial Regulation (Vermont Department). PAR Vermont and PBRC are wholly owned subsidiaries of Pacific Life and accredited authorized reinsurers in Nebraska. PAR Vermont was formed in 2007 and PBRC was formed in August 2013. Pacific Life cedes certain level term life insurance to PBRC and FDNLGR benefits to PAR Vermont and PBRC. In 2011, Pacific Life entered into an excess of loss indemnity reinsurance agreement with Pacific Alliance Excess Reinsurance Company (PAX Re), a pure captive insurance company subject to regulatory supervision by the Vermont Department and wholly owned by Pacific LifeCorp. Reinsurance ceded to PAR Vermont is net of the reinsurance ceded to PAX Re. Pacific Life does not receive statutory reserve credit for reinsurance ceded to PAX Re. Economic reserves, as defined in the PAR Vermont and PBRC reinsurance agreements, are supported by cash and invested and other assets, including funds withheld at Pacific Life.

Reserves in excess of the economic reserves held at PAR Vermont are supported by a letter of credit agreement provided by a highly rated bank, which has a maximum commitment amount of $843 million and a 20 year term expiring October 2031. The letter of credit agreement is non-recourse to Pacific LifeCorp or any of its affiliates, other than PAR Vermont. The letter of credit has been approved as an admissible asset by the Vermont Department for PAR Vermont statutory accounting. As of December 31, 2013, the letter of credit amounted to $560 million and was held in a trust with Pacific Life as beneficiary. PAR Vermont admitted $556 million as an asset in its statutory financial statements as of December 31, 2013.

Reserves in excess of the economic reserves held at PBRC are supported by a note facility with a maximum commitment amount of $400 million. This facility is non-recourse to Pacific Life or any of its affiliates, other than PBRC. Through this facility, PBRC issued a surplus note with a maturity date of December 2043 and received a note receivable in return with a maturity date of December 2038. The note receivable is credit enhanced by a highly rated third-party reinsurer for 20 years with a five year extension. The note receivable has been approved as an admissible asset by the Vermont Department for PBRC statutory accounting. As of December 31, 2013, the note receivable amounted to $100 million and was held in a trust with Pacific Life as beneficiary. PBRC admitted $65 million as an asset in its statutory financial statements as of December 31, 2013.

Pacific Life has reinsurance agreements with Pacific Life Reinsurance (Barbados) Ltd. (PLRB), an exempt life reinsurance company domiciled in Barbados and wholly owned by Pacific LifeCorp. PLRB was formed to facilitate the Company’s acquisition of a block of life retrocession business in 2011 (Note 17). The underlying reinsurance is comprised of coinsurance and YRT treaties. Pacific Life retroceded the majority of the underlying YRT U.S. treaties on a 100% coinsurance with funds withheld basis to PLRB (PLRB Agreement). The PLRB Agreement is accounted for under deposit accounting for U.S. GAAP and as reinsurance under statutory accounting principles. The statutory accounting reserve credit is supported by cash, funds withheld at Pacific Life and a $430 million letter of credit issued to PLRB by highly rated third-party banks for the benefit of Pacific Life. In connection with the acquisition and reinsurance arrangements between Pacific Life and PLRB, Pacific LifeCorp entered into a capital maintenance agreement and has also agreed to honor PLRB’s obligations to the letter of credit provider in the event of default.

PL-16

In 2012, the Company formed Pacific Annuity Reinsurance Company (PARC), a captive reinsurance company subject to regulatory supervision by the Arizona Department of Insurance. PARC was formed to reinsure benefits provided by variable annuity contracts and contract rider guarantees issued by Pacific Life. Base annuity contracts are reinsured on a modified coinsurance basis and the contract guarantees are reinsured on a coinsurance with funds withheld basis. On December 1, 2012, the effective date of the reinsurance agreement, Pacific Life ceded 5% of its inforce variable annuity business to PARC, after third-party reinsurance, and ceded 5% of new business issued thereafter. PARC is a wholly owned subsidiary of Pacific LifeCorp.

RISK-BASED CAPITAL

Risk-based capital is a method developed by the NAIC to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Additionally, certain risks are required to be measured using actuarial cash flow modeling techniques, subject to formulaic minimums. The adequacy of a company’s actual capital is measured by a comparison to the risk-based capital results. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 2013 and 2012, Pacific Life, Pacific Life & Annuity Company (PL&A), an Arizona domiciled life insurance company, PAR Vermont, and PBRC all exceeded the minimum risk-based capital requirements.

DIVIDEND RESTRICTIONS

The payment of dividends by Pacific Life to Pacific LifeCorp is subject to restrictions set forth in the State of Nebraska insurance laws. These laws require (i) notification to the NE DOI for the declaration and payment of any dividend and (ii) approval by the NE DOI for accumulated dividends within the preceding twelve months that exceed the greater of 10% of statutory policyholder surplus as of the preceding December 31 or statutory net gain from operations for the preceding twelve months ended December 31. Generally, these restrictions pose no short-term liquidity concerns for Pacific LifeCorp. Based on these restrictions and 2013 statutory results, Pacific Life could pay $515 million in dividends in 2014 to Pacific LifeCorp without prior approval from the NE DOI, subject to the notification requirement. During the years ended December 31, 2013, 2012 and 2011, Pacific Life paid dividends as determined on an NAIC SAP basis to Pacific LifeCorp of $200 million, $133 million and $125 million, respectively.

The maximum amount of ordinary dividends that can be paid by PL&A to Pacific Life without restriction cannot exceed the greater of 10% of statutory surplus as regards to policyholders, or the statutory net gain from operations. Based on this limitation and 2013 statutory results, PL&A could pay $47 million in dividends to Pacific Life in 2014 without prior regulatory approval. During the year ended December 31, 2013, PL&A paid a dividend to Pacific Life of $35 million. No dividends were paid during 2012 and 2011.

3.	CLOSED BLOCK

For dividend purposes only, the Company established an arrangement known as a closed block (the Closed Block) for the exclusive benefit of certain individual life insurance policies that had an experience based dividend scale in 1997. The Closed Block was designed to give reasonable assurance to holders of the Closed Block policies that policy dividends would not change.

Assets that support the Closed Block, which are primarily included in fixed maturity securities and policy loans, amounted to $271 million and $293 million as of December 31, 2013 and 2012, respectively. Liabilities allocated to the Closed Block, which are primarily included in future policy benefits, amounted to $284 million and $298 million as of December 31, 2013 and 2012, respectively. The net contribution to income from the Closed Block was zero, $2 million and $1 million for the years ended December 31, 2013, 2012 and 2011, respectively.

4.	VARIABLE INTEREST ENTITIES

The Company evaluates its interests in VIEs on an ongoing basis and consolidates those VIEs in which it has a controlling financial interest and is thus deemed to be the primary beneficiary. A controlling financial interest has both of the following characteristics: (i) the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance, and (ii) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE. Creditors or beneficial interest holders of VIEs, where the Company is the primary beneficiary, have no recourse against the Company in the event of default by these VIEs.

PL-17

The following table presents, as of December 31, 2013 and 2012, (i) the consolidated assets, consolidated liabilities and maximum exposure to loss relating to VIEs, which the Company has consolidated because it is the primary beneficiary or (ii) the net carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest, but has not consolidated because it is not the primary beneficiary (In Millions):

	Consolidated VIEs			Non-consolidated VIEs

			Maximum	Net	Maximum

	Consolidated	Consolidated	Exposure to	Carrying	Exposure to

	Assets	Liabilities	Loss	Amount	Loss

December 31, 2013:

Aircraft securitizations	$1,614	$939	$698

Sponsored investment funds	89		89

Other				$88	$88

Asset-backed securities				67	67

Total	$1,703	$939	$787	$155	$155

December 31, 2012:

Aircraft securitizations	$1,782	$1,139	$678

Other	456	18	69	$40	$40

Asset-backed securities				106	106

Total	$2,238	$1,157	$747	$146	$146

AIRCRAFT SECURITIZATIONS

Aviation Capital Group Corp. (ACG), a wholly owned subsidiary of Pacific Life engaged in the acquisition and leasing of commercial aircraft, has sponsored three financial asset securitizations secured by interests in aircraft. Each of these transactions is a VIE and ACG serves as the remarketing agent and provides various aircraft related services in all three securitizations for a fee. This fee is eliminated for the two consolidated securitizations and is included in other income as earned for the unconsolidated securitization.

ACG owns 100% of the outstanding equity interests and has a controlling financial interest in two of the securitization VIEs. Therefore, ACG was determined to be the primary beneficiary and the assets and liabilities of these VIEs are consolidated by the Company. Non-recourse debt consolidated by the Company was $659 million and $847 million as of December 31, 2013 and 2012, respectively (Note 12).

In 2000, ACG sponsored a financial asset securitization of aircraft to Aviation Capital Group Trust (Aviation Trust). ACG and Pacific Life are beneficial interest holders in Aviation Trust. Aviation Trust is not consolidated as ACG is not the primary beneficiary as ACG does not have the obligation to absorb losses of Aviation Trust that could potentially be significant to Aviation Trust or the right to receive benefits from Aviation Trust that could potentially be significant to it. The carrying value is comprised of beneficial interests issued by Aviation Trust. As of December 31, 2013 and 2012, the maximum exposure to loss, based on carrying value, was zero.

SPONSORED INVESTMENT FUNDS

The Company has undertaken an initiative leveraging internal expertise to bring new investment strategies/products to sophisticated institutional investors and qualified institutional buyers. Structured as limited partnerships, the Company has provided the initial cash and noncash investments to “seed” these products for the purpose of refining the investment strategies and developing a performance history. Based on the design and operation of the limited partnership arrangements, the Company concluded that these legal entities are subject to consolidation under the variable interest rules and that the Company is the primary beneficiary. It is anticipated that the Company will continue to maintain a controlling interest in some, but not all, of the limited partnerships. The Company will reevaluate its standing as the primary beneficiary on a quarterly basis. The Company’s unfunded commitment to the limited partnerships was $94 million as of December 31, 2013.

PL-18

OTHER

Other consists primarily of limited partnerships (the Funds) which invest in private equity investments. Prior to June 30, 2013, the Company consolidated the Funds as the primary beneficiary since it held a controlling financial interest in the Funds. As of June 30, 2013, the Company determined itself not to be the primary beneficiary since it no longer held a controlling financial interest in the Funds. As such, the Funds were no longer included in the consolidated financial statements on a prospective basis. No gain or loss was recognized on the deconsolidation of the Funds as the underlying assets were carried at fair value. After the deconsolidation the Company’s investment in the Funds is accounted for under the equity method and reported in other investments. The Company has not guaranteed the performance, liquidity, or obligations of the Funds, and the Company’s maximum exposure to loss is equal to the carrying amounts of its retained interests. VIE non-recourse debt consolidated from the Funds was $18 million as of December 31, 2012 (Note 12). As of December 31, 2013, the maximum exposure to loss for the retained interest was $61 million and the Company’s unfunded commitment to the Funds was $63 million.

The following table summarizes, as of June 30, 2013, the assets and liabilities of the Funds that were deconsolidated (In Millions).

Cash and cash equivalents	$8

Other investments	451

Total assets	$459

VIE debt	$6

Noncontrolling interest	380

Retained interest	73

Total liabilities and noncontrolling interest	$459

ASSET-BACKED SECURITIES

As part of the Company’s investment strategy, the Company purchases primarily investment grade beneficial interests issued from bankruptcy-remote special purpose entities (SPEs), which are collateralized by financial assets including corporate debt. The Company has not guaranteed the performance, liquidity, or obligations of the SPEs, and the Company’s maximum exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The Company has no liabilities related to these VIEs. The Company has determined that it is not the primary beneficiary of these entities since it does not have the power to direct their financial activities. Therefore, the Company does not consolidate these entities. The investments are reported as fixed maturity securities available for sale.

OTHER NON-CONSOLIDATED VIEs

As part of normal investment activities, the Company will make passive investments in structured securities and limited partnerships for which it is not the sponsor. The structured security investments include residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS), collateralized debt obligations, and other asset-backed securities which are reported in fixed maturities securities available for sale. The limited partnership investments include private equity funds and real estate funds which are reported in other investments. For these investments, the Company determined it is not the primary beneficiary due to the relative size of the Company’s investment in comparison to the original amount issued by the VIEs. In addition, the Company does not have the authority to direct the activities of these VIEs that most significantly impact the VIEs economic performance. The Company’s maximum exposure to loss is limited to the amount of its carrying value. See Note 7 for the carrying amount and estimated fair value of the structured security investments. The Company’s carrying value of limited partnerships was $796 million and $906 million as of December 31, 2013 and 2012, respectively. The Company’s unfunded commitment to the limited partnerships was $333 million and $476 million as of December 31, 2013 and 2012, respectively.

5.	DISCONTINUED OPERATIONS

The Company’s former broker-dealer operations have been reflected as discontinued operations in the Company’s consolidated financial statements. Discontinued operations do not include the operations of Pacific Select Distributors, Inc. (PSD), a wholly owned broker-dealer subsidiary of Pacific Life, which primarily serves as the underwriter/distributor of registered investment-related products and services, principally variable life and variable annuity contracts issued by the Company, and mutual funds. In March 2007, the Company classified its broker-dealer subsidiaries, other than PSD, as held for sale. During 2008 and 2007, these broker-dealers were sold. For the year ended December 31, 2011, loss from discontinued operations of broker dealers was $9 million, net of tax.

PL-19

6.	DEFERRED POLICY ACQUISITION COSTS

Components of DAC are as follows:

	Years Ended December 31,
	2013	2012	2011

	(In Millions)
Balance, January 1	$4,329	$4,264	$3,606

Additions:

Capitalized during the year	621	486	511

Amortization:

Allocated to commission expenses	(955)	(261)	232

Allocated to operating expenses	(18)	(26)	(8)

Total amortization	(973)	(287)	224

Allocated to OCI	237	(134)	(77)

Balance, December 31	$4,214	$4,329	$4,264

During the years ended December 31, 2013, 2012 and 2011, the Company revised certain assumptions to develop EGPs for its products subject to DAC amortization. This resulted in decreases in DAC amortization expense of $43 million, $42 million and $89 million for the years ended December 31, 2013, 2012 and 2011, respectively. The revised EGPs also resulted in decreased URR amortization of $6 million and $25 million for the years ended December 31, 2013 and 2012, respectively, and increased URR amortization of $35 million for the year ended December 31, 2011. The capitalized sales inducement balance included in the DAC asset was $597 million and $639 million as of December 31, 2013 and 2012, respectively.

PL-20

7.	INVESTMENTS

The net carrying amount, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale are shown below. The net carrying amount of fixed maturity securities represents amortized cost adjusted for OTTI recognized in earnings and terminated fair value hedges. The net carrying amount of equity securities represents cost adjusted for OTTI. See Note 13 for information on the Company’s estimated fair value measurements and disclosure.

	Net Carrying Amount
		Gross Unrealized		Estimated Fair Value
		Gains	Losses

	(In Millions)
December 31, 2013:

U.S. Government	$79	$5	$1	$83

Obligations of states and political subdivisions	854	63	18	899

Foreign governments	672	48	12	708

Corporate securities	24,603	1,692	425	25,870

RMBS	3,311	166	72	3,405

CMBS	733	20	18	735

Collateralized debt obligations	68	15		83

Other asset-backed securities	624	61	2	683

Total fixed maturity securities	$30,944	$2,070	$548	$32,466

Perpetual preferred securities	$130	$17	$15	$132

Other equity securities		5		5

Total equity securities	$130	$22	$15	$137

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value

	(In Millions)
December 31, 2012:

U.S. Government	$47	$10		$57

Obligations of states and political subdivisions	790	153		943

Foreign governments	661	102		763

Corporate securities	21,964	2,981	$82	24,863

RMBS	3,901	245	130	4,016

CMBS	638	47		685

Collateralized debt obligations	111	9	1	119

Other asset-backed securities	652	85		737

Total fixed maturity securities	$28,764	$3,632	$213	$32,183

Perpetual preferred securities	$144	$13	$22	$135

Other equity securities	12	5		17

Total equity securities	$156	$18	$22	$152

PL-21

The Company has investments in perpetual preferred securities that are issued primarily by European financial institutions. The net carrying amount and estimated fair value of the available for sale perpetual preferred securities was $236 million and $238 million, respectively, as of December 31, 2013. Included in these amounts are perpetual preferred securities carried in trusts with a net carrying amount and estimated fair value of $106 million that are held in fixed maturities and included in the tables above in corporate securities.

The net carrying amount and estimated fair value of fixed maturity securities available for sale as of December 31, 2013, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities as borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Net Carrying Amount			Estimated Fair Value
		Gross Unrealized
		Gains	Losses

	(In Millions)
Due in one year or less	$1,058	$35	$1	$1,092

Due after one year through five years	5,677	521	9	6,189

Due after five years through ten years	11,069	615	225	11,459

Due after ten years	8,404	637	221	8,820

	26,208	1,808	456	27,560
Mortgage-backed and asset-backed securities	4,736	262	92	4,906

Total fixed maturity securities	$30,944	$2,070	$548	$32,466

PL-22

The following tables present the number of investments, estimated fair value and gross unrealized losses on investments where the estimated fair value has declined and remained continuously below the net carrying amount for less than twelve months and for twelve months or greater. Included in the tables are gross unrealized losses for fixed maturity securities available for sale and other investments, which include equity securities available for sale and cost method investments.

	Total
	Number	Estimated Fair Value	Gross Unrealized Losses

		(In Millions)
December 31, 2013:
U.S. Government	2	$31	$1
Obligations of states and political subdivisions	14	184	18
Foreign governments	20	171	12
Corporate securities	733	7,308	425
RMBS	141	1,109	72
CMBS	29	405	18
Other asset-backed securities	23	122	2

Total fixed maturity securities	962	9,330	548

Perpetual preferred securities	5	39	15
Other investments	5	11	1

Total other investments	10	50	16

Total	972	$9,380	$564

	Less than 12 Months			12 Months or Greater
	Number	Estimated Fair Value	Gross Unrealized Losses	Number	Estimated Fair Value	Gross Unrealized Losses

		(In Millions)			(In Millions)
December 31, 2013:

U.S. Government	2	$31	$1

Obligations of states and political subdivisions	13	158	13	1	$26	$5

Foreign governments	19	147	11	1	24	1

Corporate securities	656	6,567	343	77	741	82

RMBS	72	462	8	69	647	64

CMBS	25	377	15	4	28	3
Other asset-backed securities	23	122	2

Total fixed maturity securities	810	7,864	393	152	1,466	155

Perpetual preferred securities				5	39	15

Other investments				5	11	1

Total other investments	-	-	-	10	50	16

Total	810	$7,864	$393	162	$1,516	$171

PL-23

	Total
	Number	Estimated Fair Value	Gross Unrealized Losses

		(In Millions)
December 31, 2012:
Corporate securities	153	$1,601	$82
RMBS	102	1,171	130
Collateralized debt obligations	1	54	1

Total fixed maturity securities	256	2,826	213

Perpetual preferred securities	6	36	22
Other investments	11	41	2

Total other investments	17	77	24

Total	273	$2,903	$237

	Less than 12 Months			12 Months or Greater
	Number	Estimated Fair Value	Gross Unrealized Losses	Number	Estimated Fair Value	Gross Unrealized Losses

		(In Millions)			(In Millions)
December 31, 2012:

Corporate securities	88	$921	$16	65	$680	$66

RMBS	10	91	2	92	1,080	128

Collateralized debt obligations				1	54	1

Total fixed maturity securities	98	1,012	18	158	1,814	195

Perpetual preferred securities				6	36	22

Other investments	7	23	1	4	18	1

Total other investments	7	23	1	10	54	23

Total	105	$1,035	$19	168	$1,868	$218

The Company has evaluated fixed maturity securities and other investments with gross unrealized losses and has determined that the unrealized losses are temporary. The Company does not intend to sell the investments and it is more likely than not that the Company will not be required to sell the investments before recovery of their net carrying amounts.

PL-24

The table below presents non-agency RMBS and CMBS by investment rating from independent rating agencies and vintage year of the underlying collateral as of December 31, 2013.

	Net Carrying Amount		Rating as % of	Vintage Breakdown
Rating		Estimated Fair Value	Net Carrying Amount	2004 and Prior	2005	2006	2007	2008 and Thereafter

	($ In Millions)
Prime RMBS:

AAA	$30	$31	2%					2%

AA	18	19	1%	1%

A	39	41	2%	2%

BAA	204	214	12%	10%	2%

BA and below	1,358	1,370	83%	17%	37%	24%	5%

Total	$1,649	$1,675	100%	30%	39%	24%	5%	2%

Alt-A RMBS:

AAA	$4	$4	1%	1%

AA	30	30	4%	3%	1%

A	7	8	1%	1%

BAA	76	79	11%	6%	5%

BA and below	549	519	83%	11%	21%	22%	29%

Total	$666	$640	100%	22%	27%	22%	29%	0%

Sub-prime RMBS:

AAA	$16	$16	6%	6%

AA	4	4	1%	1%

A	18	18	7%	7%

BAA	25	25	9%	9%

BA and below	207	199	77%	65%	10%	1%	1%

Total	$270	$262	100%	88%	10%	1%	1%	0%

CMBS:

AAA	$248	$256	35%	6%		1%	10%	18%

AA	180	186	25%	7%				18%

A	160	153	23%					23%

BAA	122	118	17%					17%

Total	$710	$713	100%	13%	0%	1%	10%	76%

Prime mortgages are loans made to borrowers with strong credit histories, whereas sub-prime mortgage lending is the origination of residential mortgage loans to borrowers with weak credit profiles. Alt-A mortgage lending is the origination of residential mortgage loans to customers who have good credit ratings, but have limited documentation for their source of income or some other standard input used to underwrite the mortgage loan. The greater use of affordability mortgage products and relaxed underwriting standards by some originators for these loans has led to higher delinquency and loss rates, especially within the 2007 and 2006 vintage years.

Pacific Life is a member of the Federal Home Loan Bank (FHLB) of Topeka. As of December 31, 2013, no assets are pledged as collateral. As of December 31, 2013, the Company holds FHLB of Topeka stock with an estimated fair value of $8 million and is recorded in other investments.

PL&A is a member of FHLB of San Francisco. As of December 31, 2013, no assets are pledged as collateral. As of December 31, 2013, PL&A holds FHLB of San Francisco stock with an estimated fair value of $4 million and is recorded in other investments.

PL-25

Major categories of investment income and related investment expense are summarized as follows:

	Years Ended December 31,
	2013	2012	2011

	(In Millions)
Fixed maturity securities	$1,550	$1,506	$1,458

Equity securities	27	12	15

Mortgage loans	434	437	391

Real estate	120	129	107

Policy loans	201	204	204

Partnerships and joint ventures	137	164	163

Other	10	11	16

Gross investment income	2,479	2,463	2,354

Investment expense	189	182	168

Net investment income	$2,290	$2,281	$2,186

PL-26

The components of net realized investment gain (loss) are as follows:

	Years Ended December 31,
	2013	2012	2011

	(In Millions)
Fixed maturity securities:

Gross gains on sales	$70	$161	$113

Gross losses on sales	(7)	(8)	(16)

Total fixed maturity securities	63	153	97

Equity securities:

Gross gains on sales	34	12	9

Gross losses on sales		(4)

Total equity securities	34	8	9

Trading securities	2	12	(7)

Real estate	77	147	5

Non-marketable securities			34

Variable annuity GLB embedded derivatives	1,144	119	(1,191)

Variable annuity GLB policy fees	195	229	197

Variable annuity derivatives - total return swaps	(469)	(588)	(366)

Variable annuity derivatives - equity put options		(45)	(35)

Variable annuity derivatives - futures	(43)

Fixed indexed annuity embedded derivatives	(13)	(16)

Equity put options	(359)	(427)	170

Synthetic GIC policy fees	42	42	43

Foreign currency and interest rate swaps	(96)	81	75

Forward starting interest rate swaps		(79)	299

Indexed universal life embedded derivatives	(153)	(21)	19

Indexed universal life derivatives - call options	154	31	(7)

Other	8	5	(3)

Total	$586	($349)	($661)

PL-27

The table below summarizes the OTTI by investment type:

	Recognized in Earnings	Included in OCI	Total

Year ended December 31, 2013:	(In Millions)
Corporate securities	$11		$11

RMBS	7	$6	13

OTTI - fixed maturity securities	18	6	24

Real estate	9		9

Total OTTI	$27	$6	$33

Year ended December 31, 2012:
Corporate securities	$7		$7

RMBS	35	$53	88

Equity securities	13		13

OTTI - fixed maturity and equity securities	55	53	108

Mortgage loans	8		8

Total OTTI	$63	$53	$116

Year ended December 31, 2011:
Corporate securities (1)	$24		$24

RMBS	102	$256	358

Equity securities	11		11

OTTI - fixed maturity and equity securities	137	256	393

Mortgage loans	5		5

Real estate	1		1

Other investments	10		10

Total OTTI	$153	$256	$409

(1)	Included are $7 million of OTTI recognized in earnings on perpetual preferred securities carried in trusts.

PL-28

The table below details the amount of OTTI attributable to credit losses recognized in earnings for which a portion was recognized in OCI:

	Years Ended December 31,
	2013	2012

	(In Millions)
Cumulative credit loss, January 1	$240	$268

Additions for credit impairments recognized on:

Securities previously other than temporarily impaired	5	23

Securities not previously other than temporarily impaired	2	9

Total additions	7	32

Reductions for credit impairments previously recognized on:

Securities sold	(25)	(51)

Securities expected to be disposed before cost recovery		(5)

Securities due to an increase in expected cash flows and time value of cash flows	(5)	(4)

Total subtractions	(30)	(60)

Cumulative credit loss, December 31	$217	$240

PL-29

The tables below present gross unrealized losses on investments for which OTTI has been recognized in earnings in current or prior periods and gross unrealized losses on temporarily impaired investments for which no OTTI has been recognized.

	Gross Unrealized Losses
	OTTI Investments	Non-OTTI Investments	Total

	(In Millions)
December 31, 2013:
U.S. Government		$1	$1

Obligations of states and political subdivisions		18	18

Foreign governments		12	12

Corporate securities		425	425

RMBS	$53	19	72

CMBS		18	18

Other asset-backed securities		2	2

Total fixed maturity securities	$53	$495	$548

Perpetual preferred securities		$15	$15

Total equity securities	-	$15	$15

December 31, 2012:

Corporate securities		$82	$82

RMBS	$103	27	130

Collateralized debt obligations	1		1

Total fixed maturity securities	$104	$109	$213

Perpetual preferred securities		$22	$22

Total equity securities	-	$22	$22

The change in unrealized gain (loss) on investments in available for sale securities is as follows:

	Years Ended December 31,
	2013	2012	2011

	(In Millions)
Available for sale securities:

Fixed maturity	($1,897)	$1,434	$1,117

Equity	11	52	(32)

Total available for sale securities	($1,886)	$1,486	$1,085

Trading securities, included in other investments, totaled $188 million and $208 million as of December 31, 2013 and 2012, respectively. The cumulative net unrealized gains on trading securities held as of December 31, 2013 and 2012 were $13 million and $10 million, respectively. Net unrealized gains (losses) recognized in net realized investment gain (loss) on trading securities still held at the reporting date were $2 million, $6 million and ($7) million as of December 31, 2013, 2012 and 2011, respectively.

As of December 31, 2013 and 2012, fixed maturity securities of $12 million were on deposit with state insurance departments to satisfy regulatory requirements.

PL-30

Mortgage loans totaled $8,454 million and $7,729 million as of December 31, 2013 and 2012, respectively. Mortgage loans are collateralized by commercial properties primarily located throughout the U.S. As of December 31, 2013, $1,483 million, $1,221 million, $1,067 million, $944 million and $942 million were located in California, Washington, Texas, New York, and District of Columbia, respectively. As of December 31, 2013, $252 million and $225 million were located in Canada and the United Kingdom (UK), respectively. The Company did not have any mortgage loans with accrued interest more than 180 days past due as of December 31, 2013 or 2012. As of December 31, 2013, there was no single mortgage loan investment that exceeded 10% of stockholder’s equity.

The Company reviews the performance and credit quality of the mortgage loan portfolio on an on-going basis, including loan payment and collateral performance. Collateral performance includes a review of the most recent collateral inspection reports and financial statements. Analysts track each loan’s debt service coverage ratio (DCR) and loan-to-value ratio (LTV). The DCR compares the collateral’s net operating income to its debt service payments. DCRs less than 1.0 times indicate that the collateral operations do not generate enough income to cover the loan’s current debt payments. A larger DCR indicates a greater excess of net operating income over the debt service. The LTV compares the amount of the loan to the fair value of the collateral and is commonly expressed as a percentage. LTVs greater than 100% indicate that the loan amount exceeds the collateral value. A smaller LTV percentage indicates a greater excess of collateral value over the loan amount.

The loan review process will result in each loan being placed into one of four levels: 1) No Credit Concern, 2) Minimal Credit Concern, 3) Moderate Credit Concern and 4) Significant Credit Concern. Loans in the Level 1 category are performing and no issues are noted. The collateral exhibits a strong DCR and LTV and there are no near term maturity concerns. The loan credit profile and borrower sponsorship have not experienced any significant changes and remain strong. For construction loans, projects are progressing as planned with no significant cost overruns or delays. Loans in Level 2 are also performing, as payments are current with no history of delinquency, however, one or more of the following factors may exist: there may be some negative market pressure and outlook due to economic factors and financial covenants may have been triggered due to a decline in performance. The credit profile and borrower sponsorship remain stable, but require monitoring due to declining trends.

Level 3 loans are experiencing significant or prolonged negative market pressure and/or some performance uncertainty due to economic factors affecting the collateral. One or more of the following situations may exist: financial covenants may have been triggered due to declines in performance or the borrower may have requested covenant relief; loan credit profile and/or the borrower sponsorship’s financial status give cause for concern; and/or near term maturity is coupled with negative market conditions, low collateral performance, and/or borrower instability resulting in increased refinance risk. The collateral performance is not expected to support a refinance without a principal reduction or other substantive credit enhancement. Level 4 loans have experienced prolonged severe negative market and/or collateral performance trends and the borrower has expressed an inability to pay or asked for accommodations from the Company. Without additional capital infusion or an acceptable modification to the existing loan terms, default and subsequent legal action is likely. This category includes loans in payment default. Impairment is likely and specific reserves or write downs may be required. Loans that have been classified as Level 3, Moderate Credit concern or Level 4, Significant Credit Concern are placed on a watch list and monitored on a monthly basis.

Loans that have been identified as Level 4 Significant Credit Concern are evaluated to determine if the loan is impaired. A loan is impaired if it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. Once a loan is impaired the amount of the impairment is calculated by comparing the fair value of the loan to the book value of the loan. The loan value can be based on the present value of expected future cash flows discounted at the loan’s effective interest rate, except that as a practical expedient, a creditor may measure impairment based on a loan’s observable market price, or the fair value of the collateral if the loan is a collateral dependent loan. See Note 13.

As of December 31, 2013, there were two loans in the amount of $6 million that were considered impaired. As the estimated fair value of the collateral on these loans was higher than their carrying amount, no impairment loss was recorded. As of December 31, 2012, there were four mortgage loans in the amount of $73 million that were considered impaired and an impairment loss of $4 million was recognized as the fair value of the underlying collateral of two of these loans was lower than their carrying value. No impairment loss was recorded on the other loans since the estimated fair value of the collateral was greater than the carrying amount. During the year ended December 31, 2012, two loans totaling $3 million were foreclosed upon and one loan totaling $285 million was returned to the Company through a deed in lieu of foreclosure process. All three loans became real estate property investments. An impairment loss totaling $4 million was recorded on the loan that went through the deed in lieu of foreclosure process as the estimated value of the underlying collateral was lower than the carrying amount. This real estate investment was sold during the year ended December 31, 2013.

PL-31

The following tables set forth mortgage loan credit levels as of December 31, 2013 and 2012 ($ In Millions):

	December 31, 2013
	Level 1		Level 2		Level 3		Level 4
	No Credit Concern		Minimal Credit Concern		Moderate Credit Concern		Significant Credit Concern		All Levels
		Weighted		Weighted		Weighted		Weighted		Weighted

	Carrying	Average	Carrying	Average	Carrying	Average	Carrying	Average	Carrying	Average

Property Type	Amount	DCR	Amount	DCR	Amount	DCR	Amount	DCR	Amount	DCR
Apartment	$530	1.51	$230	1.24	$86	0.81			$846	1.37

Golf course	152	1.46	61	0.95	3	1.32			216	1.31

Hotel/Lodging	694	1.81							694	1.81

Industrial	95	2.01	21	0.81					116	1.79

Mobile home park	103	2.17							103	2.17

Office	3,913	2.04	77	1.12	37	(0.14)			4,027	2.00

Resort	786	2.72							786	2.72

Retail	992	2.10							992	2.10

Construction loans	674								674
Total mortgage loans	$7,939	2.05	$389	1.15	$126	0.55			$8,454	1.98

	December 31, 2012
	Level 1		Level 2		Level 3		Level 4
	No Credit Concern		Minimal Credit Concern		Moderate Credit Concern		Significant Credit Concern		All Levels
		Weighted		Weighted		Weighted		Weighted		Weighted

	Carrying	Average	Carrying	Average	Carrying	Average	Carrying	Average	Carrying	Average

Property Type	Amount	DCR	Amount	DCR	Amount	DCR	Amount	DCR	Amount	DCR
Apartment	$564	1.31	$117	1.38	$114	1.55			$795	1.35
Golf course	187	1.49	51	0.90			$6	0.82	244	1.35
Hotel/Lodging	814	2.09							814	2.09
Industrial	95	2.03	21	1.07					116	1.86
Mobile home park	115	2.18							115	2.18
Office	3,193	2.00	79	1.17	34	(0.07)			3,306	1.96
Resort	1,036	2.69					66	4.66	1,102	2.81
Retail	852	2.09							852	2.09
Construction loans	385								385
Total mortgage loans	$7,241	2.06	$268	1.20	$148	1.17	$72	4.33	$7,729	2.03

Real estate investments totaled $227 million and $581 million as of December 31, 2013 and 2012, respectively. As of December 31, 2013, there were four properties with a book value of $20 million that were considered impaired and an impairment loss of $9 million was recognized as the fair value of these properties was lower than their carrying value. See Note 13. The Company had no real estate investment write-downs during the year ended December 31, 2012. During the year ended December 31, 2011, real estate investment write-downs totaled $1 million.

PL-32

8.	AIRCRAFT LEASING PORTFOLIO, NET

Aircraft leasing portfolio, net, consisted of the following:

	December 31,

	2013	2012
	(In Millions)
Aircraft	$6,857	$5,955

Aircraft consolidated from VIEs	2,227	2,353
	9,084	8,308
Accumulated depreciation	1,788	1,548
Aircraft leasing portfolio, net	$7,296	$6,760

Included in the table below are six aircraft ACG has subleased to airlines with lease maturity dates of 2021 through 2024. The revenue related to these aircraft, included in aircraft leasing revenue, was $22 million, $15 million and $11 million for the years ended December 31, 2013, 2012 and 2011, respectively. These aircraft were sold to third-parties and subsequently leased back with lease maturity dates of 2023 through 2025. See Note 19 for the future lease commitments and minimum rentals to be received related to these sale leaseback transactions.

As of December 31, 2013, domestic and foreign future minimum rentals scheduled to be received under the noncancelable portion of operating leases are as follows (In Millions):

	2014	2015	2016	2017	2018	Thereafter
Domestic	$83	$77	$72	$60	$54	$226

Foreign	652	595	538	468	406	967

Total operating leases	$735	$672	$610	$528	$460	$1,193

As of December 31, 2013 and 2012, aircraft with a carrying amount of $4,103 million and $4,431 million, respectively, were assigned as collateral to secure debt (Notes 4 and 12).

During the years ended December 31, 2013, 2012 and 2011, ACG recognized aircraft impairments of $28 million, $16 million and $15 million, respectively, which are included in operating and other expenses. See Note 13.

The Company had five and eight non-earning aircraft in the portfolio as of December 31, 2013 and 2012, respectively.

During the years ended December 31, 2013, 2012 and 2011, ACG recognized pre-tax gains on the sale of aircraft of $7 million, $12 million and $33 million, respectively, which are included in other income. Aircraft held for sale totaled $94 million and $151 million as of December 31, 2013 and 2012, respectively, and are included in aircraft leasing portfolio, net.

See Note 19 for future aircraft purchase commitments.

9.	DERIVATIVES AND HEDGING ACTIVITIES

The Company primarily utilizes derivative instruments to manage its exposure to interest rate risk, foreign currency risk, credit risk, and equity risk. Derivative instruments are also used to manage the duration mismatch of assets and liabilities. The Company utilizes a variety of derivative instruments including swaps, futures and options. In addition, certain insurance products offered by the Company contain features that are accounted for as derivatives.

Accounting for derivatives and hedging activities requires the Company to recognize all derivative instruments as either assets or liabilities at estimated fair value in its consolidated statement of financial condition. The Company applies hedge accounting by designating derivative instruments as either fair value or cash flow hedges on the date the Company enters into a derivative contract. The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk management objectives and strategy for undertaking various hedge transactions. In this documentation, the Company specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as a hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. The Company formally assesses and measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy.

PL-33

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS

The Company has certain insurance and reinsurance contracts that are considered to have embedded derivatives. When it is determined that the embedded derivative possesses economic and risk characteristics that are not clearly and closely related to those of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, it is separated from the host contract and accounted for as a stand-alone derivative.

The Company offers a rider on certain variable annuity contracts that guarantees net principal over a ten-year holding period, as well as riders on certain variable annuity contracts that guarantee a minimum withdrawal benefit over specified periods, subject to certain restrictions. These variable annuity GLBs are considered embedded derivatives and are recorded in future policy benefits.

GLBs on variable annuity contracts are partially covered by reinsurance. These reinsurance arrangements are used to offset a portion of the Company’s exposure to the GLBs for the lives of the host variable annuity contracts issued. The ceded portion of the GLBs is considered an embedded derivative and is recorded as a component of net reinsurance recoverable in other assets or net reinsurance payable in other liabilities.

The Company employs hedging strategies (variable annuity derivatives) to mitigate equity risk associated with the GLBs not covered by reinsurance. The Company utilizes total return swaps and equity put options based upon the S&P 500 Index (S&P 500) and the EAFE Index (Europe, Australia, Asia, and Far East) and exchange-traded equity futures to economically hedge the equity risk of the guarantees in its variable annuity products. The total return swaps provide periodic payments to the Company in exchange for the total return of the S&P 500 and changes in fair value of the EAFE indices in the form of a payment or receipt, depending on whether the return relative to the indices on trade date is positive or negative, respectively. The equity put options involve the exchange of an upfront payment for the return, at the end of the option agreement, of the equity index below a specified strike price. Payments, amortization of upfront premiums and receipts are recognized in net realized investment gain (loss). In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the different classes of equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market value of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. The Company also utilizes interest rate swaps to manage interest rate risk in variable annuity GLBs.

The Company offers a fixed indexed annuity product where interest is credited to the policyholder’s account balance based on equity index changes. A policyholder may allocate the contract’s net accumulated value to one or a combination of the following: fixed return account at a guaranteed interest rate to be no less than 1% for a specified period of time, one or two year S&P 500 indexed account with caps, or one or two year global index account with caps. The indexed products contain embedded derivatives and are recorded in future policy benefits.

The Company uses equity put options to hedge equity and credit risks. These equity put options involve the exchange of either an upfront payment or periodic fixed rate payments for the return, at the end of the option agreement, of the equity index below a specified strike price.

The Company issues synthetic GICs to Employee Retirement Income Security Act of 1974 (ERISA) qualified defined contribution employee benefit plans (ERISA Plan). The ERISA Plan uses the contracts in its stable value fixed income option. The Company receives a fee for providing book value accounting for the ERISA Plan stable value fixed income option. In the event that plan participant elections exceed the estimated fair value of the assets or if the contract is terminated and at the end of the termination period the book value under the contract exceeds the estimated fair value of the assets, then the Company is required to pay the ERISA Plan the difference between book value and estimated fair value. The Company mitigates the investment risk through pre-

approval and monitoring of the investment guidelines, requiring high quality investments and adjustments to the plan crediting rates to compensate for unrealized losses in the portfolios.

Foreign currency interest rate swap agreements are used to convert a fixed or floating rate, foreign-denominated asset or liability to a U.S. dollar fixed rate asset or liability. The foreign currency interest rate swaps involve the exchange of an initial principal amount in two currencies and the agreement to re-exchange the currencies at a future date at an agreed exchange rate. There are also periodic exchanges of interest payments in the two currencies at specified intervals, calculated using agreed upon rates and the exchanged principal amounts. The main currencies that the Company hedges are the Euro, British Pound, and Canadian Dollar.

PL-34

Interest rate swaps are used by the Company primarily to reduce market risk from changes in interest rates and other interest rate exposure arising from duration mismatches between assets and liabilities. These agreements involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

The Company offers indexed universal life (IUL) insurance products, which credit the price return of an underlying index to the policyholder’s cash value. A policyholder may allocate the policy’s net accumulated value to one or a combination of the following: fixed return account, one year S&P 500 indexed account currently capped at 9% to 12%, one year global index account currently capped at 12%, two year S&P 500 index account currently capped at 32%, or five year S&P 500 indexed account. The indexed products contain embedded derivatives and are recorded in policyholder account balances.

The Company utilizes call options to hedge the credit paid to the policy on the underlying index for its IUL insurance products. These options are contracts to buy the index at a predetermined time at a contracted price. The contracts will be net settled in cash based on differentials in the index at the time of exercise and the strike price subject to a cap, net of option premium and the settlements will be recognized in net realized investment gain (loss).

The Company had the following outstanding derivatives not designated as hedging instruments:

	Notional Amount
	December 31,
	2013	2012
	(In Millions)
Variable annuity GLB embedded derivatives	$35,920	$37,308

Variable annuity derivatives - total return swaps	1,471	2,634

Variable annuity derivatives - equity put options		998

Variable annuity derivatives - futures	416

Variable annuity derivatives - interest rate swaps	132	200

Fixed indexed annuity embedded derivatives	1,071	231

Equity put options	2,889	5,135

Synthetic GICs	21,698	20,194

Foreign currency and interest rate swaps	3,254	7,021

IUL embedded derivatives	1,675	1,091

IUL derivatives - call options	1,617	977

Other	330	373

Notional amount represents a standard of measurement of the volume of derivatives. Notional amount is not a quantification of market risk or credit risk and is not recorded in the consolidated statements of financial condition. Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as currency swaps. Notional amounts for variable annuity GLB embedded derivatives represents deposits into variable annuity contracts covered by embedded derivative riders as a measurement of volume. 13.0% and 12.9% of these notional amounts are reinsured by third-party reinsurers as of December 31, 2013 and 2012, respectively. 4.1% and 4.3% of these notional amounts are reinsured by an affiliated reinsurer as of December 31, 2013 and 2012, respectively.

PL-35

The following table summarizes amounts recognized in net realized investment gain (loss) for derivatives not designated as hedging instruments. Gains and losses include the changes in estimated fair value of the derivatives and amounts realized on terminations. The amounts presented do not include the periodic net payments and amortization of $554 million, $680 million and $418 million for the years ended December 31, 2013, 2012 and 2011, respectively, which are recognized in net realized investment gain (loss).

	Amount of Gain (Loss)
	Recognized in
	Income on Derivatives
	Years Ended December 31,
	2013	2012	2011
	(In Millions)
Variable annuity derivatives - total return swaps	($96)	($96)	($121)

Variable annuity derivatives - equity put options		28	(28)

Equity put options	(259)	(319)	280

Foreign currency and interest rate swaps (1)	(75)	(45)	170

Forward starting interest rate swaps		(79)	281

IUL derivatives - call options	208	74	33

Other	2	10	1

Embedded derivatives:

Variable annuity GLB embedded derivatives	1,144	119	(1,191)

Fixed indexed annuity embedded derivatives	(13)	(16)

IUL embedded derivatives	(153)	(21)	19

Other	(2)	(5)	4
Total	$756	($350)	($552)

(1) Includes foreign currency translation gains and (losses) for foreign currency interest rate swaps.

DERIVATIVES DESIGNATED AS CASH FLOW HEDGES

The Company primarily uses interest rate swaps to manage its exposure to variability in cash flows due to changes in benchmark interest rates. These cash flows include those associated with existing liabilities. The maximum length of time over which the Company was hedging its exposure to variability in future cash flow in the non-insurance company operations (primarily ACG) for forecasted transactions did not exceed 20 years.

The Company had outstanding derivatives designated as cash flow hedges with notional amounts for interest rate swaps of $818 million and $1,184 million as of December 31, 2013 and 2012, respectively. The Company had gains recognized in OCI for changes in estimated fair value for derivatives designated as cash flow hedges for interest rate swaps of $42 million, $27 million and $5 million for the years ended December 31, 2013, 2012 and 2011, respectively. These amounts do not include the periodic net settlements of the derivatives. For the years ended December 31, 2013, 2012 and 2011, all of the non-insurance company operation’s (primarily ACG) hedged forecasted transactions for outstanding cash flow hedges were determined to be probable of occurring.

When a derivative is designated as a cash flow hedge, the effective portion of changes in the estimated fair value of the derivative is recognized in OCI and reclassified to earnings when the hedged item affects earnings, and the ineffective portion of changes in the estimated fair value of the derivative is recognized in net realized investment gain (loss). For the years ended December 31, 2013, 2012, and 2011, there was no hedge ineffectiveness related to cash flow hedges.

Amounts reclassified from accumulated OCI (AOCI) to earnings resulting from the discontinuance of cash flow hedges due to forecasted cash flows that were no longer probable of occurring were zero, ($4) million and $18 million for the years ended December 31, 2013, 2012 and 2011, respectively. Over the next twelve months, the Company anticipates that $7 million of deferred losses on derivative instruments in AOCI will be reclassified to earnings consistent with when the hedged forecasted transaction affects earnings.

PL-36

DERIVATIVES DESIGNATED AS FAIR VALUE HEDGES

Interest rate swap agreements are used to convert a U.S. dollar denominated fixed rate asset or liability to a floating U.S. dollar denominated rate to hedge the changes in estimated fair value of the hedged asset or liability due to changes in benchmark interest rates. These derivatives are used primarily to closely match the duration of the assets supporting specific liabilities. Pacific Life also used interest rate swaps to convert fixed rate surplus notes to variable notes (Note 12). The Company had no outstanding derivatives designated as fair value hedges as of December 31, 2013 and 2012.

The Company had gains (losses) recognized in net realized investment gain (loss) for derivatives designated as fair value hedges for interest rate swaps of zero, zero and $328 million on derivatives and zero, zero and ($334) million on hedged items for the years ended December 31, 2013, 2012 and 2011, respectively. Gains and losses include the changes in estimated fair value of the derivatives as well as the offsetting gain or loss on the hedged item attributable to the hedged risk. The Company includes the gain or loss on the derivative in the same line item as the offsetting gain or loss on the hedged item. These amounts do not include the periodic net settlements of the derivatives or the income (expense) related to the hedged item.

For the years ended December 31, 2013, 2012 and 2011, hedge ineffectiveness related to designated fair value hedges reflected in net realized investment gain (loss) was zero, zero and ($6) million, respectively. No component of the hedging instrument’s estimated fair value is excluded from the determination of effectiveness.

CONSOLIDATED FINANCIAL STATEMENT IMPACT

Derivative instruments are recorded on the Company’s consolidated statements of financial condition at estimated fair value and are presented as assets or liabilities determined by calculating the net position for each derivative counterparty by legal entity, taking into account income accruals and net cash collateral.

PL-37

The following table summarizes the gross asset or liability derivative estimated fair value and excludes the impact of offsetting asset and liability positions held with the same counterparty, cash collateral payables and receivables and income accruals. See Note 13.

	Asset Derivatives			Liability Derivatives

	Estimated Fair Value			Estimated Fair Value

	December 31,			December 31,

	2013	2012		2013	2012

	(In Millions)			(In Millions)

Derivatives designated as hedging instruments:

Interest rate swaps				$39	$84	(5)
Total derivatives designated as hedging instruments	-	-		39	84

Derivatives not designated as hedging instruments:

Variable annuity derivatives - total return swaps				5	11	(1)
				42	17	(5)
Variable annuity derivatives - interest rate swaps				9	3	(1)
				8		(5)
Equity put options		$87	(1)	20		(1)
		88	(5)	83	31	(5)
Foreign currency and interest rate swaps	$30	89	(1)	27	95	(1)
	58	127	(5)	182	204	(5)
IUL derivatives - call options	67	33	(1)
	94	24	(5)
Other	1	1	(5)		24	(5)

Embedded derivatives:
Variable annuity GLB embedded derivatives (including reinsurance contracts)				355	1,801	(3)
		293	(2)	4		(2)
				5		(5)
Fixed indexed embedded derivatives				61	16	(4)
IUL embedded derivatives				220	104	(4)
Other				2		(5)
Total derivatives not designated as hedging instruments	250	742		1,023	2,306

Total derivatives	$250	$742		$1,062	$2,390

Location on the consolidated statements of financial condition:

(1) Other investments  (2) Other assets  (3) Future policy benefits  (4) Policyholder account balances  (5) Other liabilities

Cash collateral received from counterparties was $47 million and $175 million as of December 31, 2013 and 2012, respectively. This unrestricted cash collateral is included in cash and cash equivalents and the obligation to return it is netted against the estimated fair value of derivatives in other investments or other liabilities. Cash collateral pledged to counterparties was $107 million and $99 million as of December 31, 2013 and 2012, respectively. A receivable representing the right to call this collateral back from the counterparty is netted against the estimated fair value of derivatives in other investments or other liabilities. Net exposure to the counterparty is calculated as the estimated fair value of all derivative positions with the counterparty, net of income or expense accruals and cash collateral paid or received. If the net exposure to the counterparty is positive, the amount is reflected in other investments, whereas, if the net exposure to the counterparty is negative, the estimated fair value is included in other liabilities.

PL-38

As of December 31, 2013 and 2012, the Company had also accepted collateral, consisting of various securities, with an estimated fair value of $12 million and $81 million, respectively, which is held in separate custodial accounts and is not recorded in the consolidated statements of financial condition. The Company is permitted by contract to sell or repledge this collateral and as of December 31, 2013 and 2012, none of the collateral had been repledged. As of December 31, 2013 and 2012, the Company provided collateral in the form of various securities with an estimated fair value of $5 million and zero, respectively, which are included in fixed maturity securities. The counterparties are permitted by contract to sell or repledge this collateral.

OFFSETTING ASSETS AND LIABILITIES

The following table reconciles the net amount of derivative assets and liabilities reported in the consolidated statements of financial condition (excluding embedded derivatives) subject to master netting arrangements after the offsetting of collateral. Gross amounts include income or expense accruals. Gross amounts offset include cash collateral received or pledged limited to the gross estimated fair value of recognized derivative assets or liabilities, net of accruals. Excess cash collateral received or pledged is not included in the tables due to the foregoing limitation. Gross amounts not offset include securities received or pledged as collateral.

	Gross Amounts of Recognized Assets/Liabilities (1)	Gross Amounts Offset (2)	Net Amounts	Gross Amounts Not Recorded - Asset Collateral	Net Amounts
	(In Millions)
December 31, 2013:

Derivative assets	$235	($215)	$20	($12)	$8

Derivative liabilities	430	(268)	162		162

December 31, 2012:

Derivative assets	$449	($402)	$47	($35)	$12

Derivative liabilities	489	(327)	162		162

(1)

As of December 31, 2013 and 2012, derivative assets include (expense) or income accruals of ($14) million and $6 million, respectively, and derivative liabilities include expense accruals of $15 million and $26 million, respectively.

(2)

As of December 31, 2013 and 2012, the Company received excess cash collateral of $5 million and $2 million, respectively, and provided excess cash collateral of zero and $1 million, respectively, which is not included in the table.

CREDIT EXPOSURE AND CREDIT RISK RELATED CONTINGENT FEATURES

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to over the counter (OTC) derivatives. The Company attempts to manage credit risk by dealing with creditworthy counterparties, establishing risk control limits, executing legally enforceable master netting agreements, and obtaining collateral where appropriate. In addition, each counterparty is reviewed to evaluate its financial stability before entering into each agreement and throughout the period that the financial instrument is owned.

For OTC derivative transactions, the Company enters into legally enforceable master agreements which provide for the netting of payments and receipts with a single counterparty. The net position with each counterparty is calculated as the aggregate estimated fair value of all derivative instruments with each counterparty, net of income or expense accruals and collateral paid or received. These master agreements also include collateral arrangements with derivative counterparties, which require both the pledge and acceptance of collateral when the net estimated fair value of the underlying derivatives reaches a pre-determined threshold.

Credit exposure is measured on a counterparty basis as the net positive aggregate estimated fair value, net of accrued income or expenses and collateral received, if any. The credit exposure for OTC derivatives as of December 31, 2013 was $8 million. The maximum exposure to any single counterparty was $6 million at December 31, 2013. All of the Company’s credit exposure from derivative contracts is with investment grade counterparties.

The Company’s collateral arrangements include credit-contingent provisions that provide for a reduction of collateral thresholds in the event of downgrades in the credit ratings of the Company and/or the counterparty. If these financial strength ratings were to fall below a specific investment grade credit rating, the counterparties to the derivative instruments could request immediate and ongoing full collateralization on derivative instruments in net liability positions. The aggregate estimated fair value of all derivative instruments with credit risk related contingent features that are in a liability position on December 31, 2013, is $175 million for which the Company has posted collateral of $95 million. If certain of the Company’s financial strength ratings were to fall one notch as of December 31, 2013, the Company would have been required to post an additional $23 million of collateral to its counterparties.

The OTC master agreements may include a termination event clause associated with financial strength ratings assigned by certain independent rating agencies. If these financial strength ratings were to fall below a specified level, as defined within each counterparty master agreement or, in most cases, if one of the rating agencies ceased to provide a financial strength rating, the counterparty could terminate the master agreement with payment due based on the estimated fair value of the underlying derivatives. As of December 31, 2013, the Company’s financial strength ratings were above the specified level.

PL-39

10.	POLICYHOLDER LIABILITIES

POLICYHOLDER ACCOUNT BALANCES

The detail of the liability for policyholder account balances is as follows:

	December 31,

	2013	2012
	(In Millions)
UL	$23,424	$22,087

Annuity and deposit liabilities	11,921	10,313

Funding agreements	906	1,924

GICs	500	659
Total	$36,751	$34,983

FUTURE POLICY BENEFITS

The detail of the liability for future policy benefits is as follows:

	December 31,

	2013	2012
	(In Millions)
Annuity reserves	$6,671	$6,591

Policy benefits payable	1,690	1,296

Life insurance	705	666

URR	615	386

Variable annuity GLB embedded derivatives	355	1,801

Closed Block liabilities	283	293

Other	125	72
Total	$10,444	$11,105

11.	SEPARATE ACCOUNTS AND VARIABLE ANNUITY GUARANTEED BENEFIT FEATURES

The Company issues variable annuity contracts through separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). These contracts also include various types of GMDB and GLB features. For a discussion of certain GLBs accounted for as embedded derivatives, see Note 9.

The GMDBs provide a specified minimum return upon death. Many of these death benefits are spousal, whereby a death benefit will be paid upon death of the first spouse. The survivor has the option to terminate the contract or continue it and have the death benefit paid into the contract and a second death benefit paid upon the survivor’s death. The GMDB features include those where the Company contractually guarantees to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals (return of net deposits), (b) the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary (anniversary contract value), or (c) the highest of contract value on certain specified dates or total deposits made to the contract less any partial withdrawals plus a minimum return (minimum return).

The guaranteed minimum income benefit (GMIB) is a GLB that provides the contract holder with a guaranteed annuitization value after 10 years. Annuitization value is generally based on deposits adjusted for withdrawals plus a minimum return. In general, the GMIB requires contract holders to invest in an approved asset allocation strategy.

In 2011, the Company began offering variable annuity contracts with guaranteed minimum withdrawal benefits for life (GMWBL) features. The GMWBL is a GLB that provides, subject to certain restrictions, a percentage of a contract holder’s guaranteed payment base will be available for withdrawal for life starting at age 59.5, regardless of market performance. The rider terminates upon death of the contract holder or their spouse if a spousal form of the rider is purchased.

PL-40

Information in the event of death on the various GMDB features outstanding was as follows (the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

	December 31,
	2013	2012
	($ In Millions)
Return of net deposits

Separate account value	$53,620	$49,034

Net amount at risk (1)	529	922

Average attained age of contract holders	64 years	63 years

Anniversary contract value

Separate account value	$15,895	$15,165

Net amount at risk (1)	487	778

Average attained age of contract holders	66 years	65 years

Minimum return

Separate account value	$1,059	$1,032

Net amount at risk (1)	389	477

Average attained age of contract holders	69 years	68 years

(1)	Represents the amount of death benefit in excess of the current account balance as of December 31.

Information regarding GMIB and GMWBL features outstanding is as follows:

	December 31,		December 31,
	2013 2012		2013 2012
	GMIB		GMWBL
	($ In Millions)		($ In Millions)
Separate account value	$2,262	$2,296	$4,364	$2,429

Average attained age of contract holders	60 years	60 years	64 years	64 years

PL-41

The determination of GMDB, GMIB and GMWBL liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following table summarizes the GMDB, GMIB and GMWBL liabilities, which are recorded in future policy benefits, and changes in these liabilities, which are reflected in policy benefits paid or provided:

	December 31,		December 31,		December 31,
	2013	2012	2013	2012	2013	2012

	GMDB		GMIB		GMWBL
	(In Millions)		(In Millions)		(In Millions)
Balance, beginning of year			$46	$78	$5

Changes in reserves	$13	$20	(25)	(28)	6	$5

Benefits paid	(13)	(20)	(3)	(4)

Balance, end of year	$ -	$ -	$18	$46	$11	$5

Variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31,
	2013	2012

	(In Millions)
Asset type

Equity	$31,742	$26,514

Bonds	17,990	18,002

Money market	281	313

Other	3,753	4,205

Total separate account value	$53,766	$49,034

12.	DEBT

Debt consists of the following:

	December 31,
	2013	2012

	(In Millions)
Short-term debt:
Credit facility recourse only to ACG	$20	$292

Total short-term debt	$20	$292

Long-term debt:

Surplus notes	$1,771	$1,600

Deferred gains from derivative hedging activities	287	409

Non-recourse long-term debt:

Debt recourse only to ACG	4,665	3,793

ACG non-recourse debt	333	503

Other non-recourse debt	91	303

ACG VIE debt (Note 4)	659	847

Other VIE debt (Note 4)		18

Total long-term debt	$7,806	$7,473

PL-42

SHORT-TERM DEBT

Pacific Life maintains a $700 million commercial paper program. There was no commercial paper debt outstanding as of December 31, 2013 and 2012. In addition, Pacific Life has a bank revolving credit facility of $400 million maturing in November 2016 that will serve as a back-up line of credit to the commercial paper program. This facility had no debt outstanding as of December 31, 2013 and 2012. As of and during the year ended December 31, 2013, Pacific Life was in compliance with the debt covenants related to these facilities.

PL&A maintains reverse repurchase lines of credit with various financial institutions. These borrowings are at variable rates of interest based on collateral and market conditions. There was no debt outstanding in connection with these lines of credit as of December 31, 2013 and 2012.

Pacific Life is eligible to receive advances from the FHLB of Topeka based on a percentage of Pacific Life’s statutory general account assets provided it has sufficient available eligible collateral and is in compliance with the FHLB of Topeka requirements, debt covenant restrictions and insurance law and regulations. The Company had estimated available eligible collateral of approximately $1 billion as of December 31, 2013. The Company had no debt outstanding with the FHLB of Topeka as of December 31, 2013 and 2012.

PL&A is eligible to receive advances from the FHLB of San Francisco based on a percentage of PL&A’s statutory capital and surplus provided it has sufficient available eligible collateral and is in compliance with the FHLB of San Francisco requirements and insurance law and regulations. PL&A had estimated available eligible collateral of $69 million as of December 31, 2013. PL&A had no debt outstanding with the FHLB of San Francisco as of December 31, 2013 and 2012.

As of December 31, 2013, ACG has revolving credit agreements with banks for a $1,020 million borrowing capacity. Interest on these loans is payable monthly and was 1.9% as of December 31, 2013 and was 2.7% as of December 31, 2012. The facilities expire at various dates ranging from January 2016 through October 2017. There was $20 million and $292 million outstanding in connection with these revolving credit agreements as of December 31, 2013 and 2012, respectively. These credit agreements are recourse only to ACG.

LONG-TERM DEBT

On January 22, 2013, the Company, with the approval of the NE DOI, exercised its early redemption right for its 9.25% surplus notes and repurchased and retired $323 million, of the original $1 billion outstanding. The partial retirement of the 9.25% surplus notes was accounted for as an extinguishment of debt and the related amortization of deferred gains (see below) of $112 million and the premium paid of $155 million were recognized in interest expense during the year ended December 31, 2013. As of December 31, 2013, Pacific Life had $677 million of surplus notes outstanding at a fixed interest rate of 9.25%, maturing on June 15, 2039. Interest is payable semiannually on June 15 and December 15. Pacific Life may redeem the 9.25% surplus notes at its option, subject to the approval of the Nebraska Director of Insurance for such optional redemption. The 9.25% surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life. All future payments of interest and principal on the 9.25% surplus notes can be made only with the prior approval of the Nebraska Director of Insurance. The Company entered into interest rate swaps converting the 9.25% surplus notes to variable rate notes. The interest rate swaps were designated as fair value hedges of these surplus notes. During the year ended December 31, 2011, the interest rate swaps were terminated and deferred gains of $364 million as of the termination date were recorded as an increase to the carrying amount of these surplus notes and will be amortized as a reduction to interest expense over the remaining life of these surplus notes using the effective interest method. The resulting effective interest rate of these surplus notes is 6.4%. Total unamortized deferred gains were $239 million and $357 million as of December 31, 2013 and 2012, respectively.

Pacific Life has $150 million of surplus notes outstanding at a fixed interest rate of 7.9%, maturing on December 30, 2023. Interest is payable semiannually on June 30 and December 30. The 7.9% surplus notes may not be redeemed at the option of Pacific Life or any holder of the surplus notes. The 7.9% surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life. All future payments of interest and principal on the 7.9% surplus notes can be made only with the prior approval of the Nebraska Director of Insurance. The Company entered into interest rate swaps converting these surplus notes to variable rate notes. The interest rate swaps were designated as fair value hedges of these surplus notes and the changes in estimated fair value of the hedged surplus notes associated with changes in interest rates were reflected as an adjustment to their carrying amount. During the year ended December 31, 2011, the interest rate swaps were terminated and the fair value adjustment as of the termination date, which increased the carrying value by $56 million, will be amortized over the remaining life of the surplus notes using the effective interest method. The resulting effective interest rate of the surplus notes is 4.0%. Total unamortized deferred gains are $48 million and $52 million as of December 31, 2013 and 2012, respectively.

PL-43

The Nebraska Director of Insurance approved the issuance of an internal surplus note by Pacific Life to Pacific LifeCorp for $450 million. Pacific Life is required to pay Pacific LifeCorp interest on the internal surplus note semiannually on February 5 and August 5 at a fixed annual rate of 6.0%. All future payments of interest and principal on the internal surplus note can be made only with the prior approval of the Nebraska Director of Insurance. The internal surplus note matures on February 5, 2020.

In January 2013, the Nebraska Director of Insurance approved the issuance of an internal surplus note by Pacific Life to Pacific LifeCorp for $500 million with net cash proceeds of $494 million. The original issue discount of $6 million will be amortized over the life of this surplus note. Pacific Life is required to pay Pacific LifeCorp interest on the internal surplus note semiannually on January 25 and July 25 at a fixed annual rate of 5.125%. All future payments of interest and principal on the internal surplus note can be made only with the prior approval of the Nebraska Director of Insurance. The internal surplus note matures on January 25, 2043.

ACG enters into various secured loans that are guaranteed by the U.S. Export-Import bank or by the European Export Credit Agencies. Interest on these loans is payable quarterly and ranged from 0.5% to 4.2% as of December 31, 2013 and from 0.5% to 4.3% as of December 31, 2012. As of December 31, 2013, $1,682 million was outstanding on these loans with maturities ranging from 2015 to 2024. As of December 31, 2012, $1,627 million was outstanding on these loans. These loans are recourse only to ACG.

ACG enters into various senior unsecured notes and loans with third-parties. Interest on these notes and loans is payable quarterly or semi-annually and ranged from 2.0% to 7.2% as of December 31, 2013 and 2012. As of December 31, 2013, $2,983 million was outstanding on these notes and loans with maturities ranging from 2014 to 2023. As of December 31, 2012, $2,113 million was outstanding on these notes and loans. These notes and loans are recourse only to ACG.

ACG enters into various secured bank loans to finance aircraft orders and deposits. These loans were paid off in 2013. As of December 31, 2012, $53 million was outstanding on these loans. These loans were recourse only to ACG.

ACG enters into various acquisition facilities and bank loans to acquire aircraft. Interest on these facilities and loans accrues at variable rates, is payable monthly and was 3.6% as of December 31, 2013 and ranged from 2.7% to 3.2% as of December 31, 2012. Loans with one of the two facilities were paid in full in 2013. As of December 31, 2013, $333 million was outstanding on the remaining facility that matures in 2017. As of December 31, 2012, $503 million was outstanding on these facilities and loans. These facilities and loans are non-recourse to the Company.

Certain subsidiaries of Pacific Asset Holding LLC, a wholly owned subsidiary of Pacific Life, entered into various real estate property related loans with various third-parties. Interest on these loans accrues at fixed and variable rates and is payable monthly. Fixed rates ranged from 3.6% to 5.4% as of December 31, 2013 and 2012. Variable rates were 2.4% as of December 31, 2013 and ranged from 2.4% to 4.5% as of December 31, 2012. As of December 31, 2013, there was $91 million outstanding on these loans with maturities ranging from 2015 to 2019. As of December 31, 2012, there was $303 million outstanding on these loans. All of these loans are secured by real estate properties and are non-recourse to the Company.

The following summarizes aggregate scheduled principal payments during the next five years and thereafter:

		Non-recourse Debt
		Debt	ACG	Other
	Surplus	Recourse	Non-recourse	Non-recourse
	Notes	Only to ACG	Debt	Debt	Total
Years Ending December 31:	(In Millions)

2014		$232	$5	$2	$239

2015		415	126	25	566

2016		787	67	21	875

2017		237	135	26	398

2018		776			776

Thereafter	$1,771	2,218		17	4,006

Total	$1,771	$4,665	$333	$91	$6,860

The table above excludes VIE debt and deferred gains from derivative hedging activities.

PL-44

13.	ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

The Codification’s Fair Value Measurements and Disclosures Topic establishes a hierarchy that prioritizes the inputs of valuation methods used to measure estimated fair value for financial assets and financial liabilities that are carried at estimated fair value. The determination of estimated fair value requires the use of observable market data when available. The hierarchy consists of the following three levels that are prioritized based on observable and unobservable inputs.

Level 1	Unadjusted quoted prices for identical instruments in active markets. Level 1 financial instruments would include securities that are traded in an active exchange market.

Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in inactive markets; and model-derived valuations for which all significant inputs are observable market data. Level 2 instruments include most fixed maturity securities that are valued using inputs that are derived principally from or corroborated by observable market data.

Level 3	Valuations derived from valuation techniques in which one or more significant inputs are not market observable. Level 3 instruments include less liquid securities such as certain private placement securities and variable annuity GLB embedded derivatives that require significant management assumptions or estimation in the fair value measurement.

PL-45

The following tables present, by estimated fair value hierarchy level, the Company’s financial assets and liabilities that are carried at estimated fair value as of December 31, 2013 and 2012.

				Gross
				Derivatives
				Estimated	Netting
	Level 1	Level 2	Level 3	Fair Value	Adjustments (1)	Total

	(In Millions)
December 31, 2013:
Assets:
U.S. Government		$83				$83
Obligations of states and political subdivisions		852	$47			899
Foreign governments		631	77			708
Corporate securities		24,221	1,649			25,870
RMBS		3,312	93			3,405
CMBS		725	10			735
Collateralized debt obligations			83			83
Other asset-backed securities		369	314			683

Total fixed maturity securities	-	30,193	2,273	-	-	32,466

Perpetual preferred securities		132				132
Other equity securities			5			5

Total equity securities	-	132	5	-	-	137

Trading securities	$74	111	3			188
Other investments	2	28	12			42

Derivatives:
Foreign currency and interest rate swaps		88		$88	($94)	(6)
Equity derivatives			161	161	(119)	42
Embedded derivatives					(4)	(4)
Other		1		1	(1)	-

Total derivatives	-	89	161	250	(218)	32

Separate account assets (2)	60,542	107	174			60,823

Total	$60,618	$30,660	$2,628	$250	($218)	$93,688

Liabilities:
Derivatives:
Foreign currency and interest rate swaps		$265		$265	($94)	$171
Equity derivatives			$150	150	(119)	31
Embedded derivatives			647	647	(4)	643
Other				-	(1)	(1)

Total	-	$265	$797	$1,062	($218)	$844

PL-46

				Gross
				Derivatives
				Estimated	Netting
	Level 1	Level 2	Level 3	Fair Value	Adjustments (1)	Total

	(In Millions)
December 31, 2012:
Assets:

U.S. Government		$57				$57

Obligations of states and political subdivisions		911	$32			943

Foreign governments		705	58			763

Corporate securities		22,650	2,213			24,863

RMBS		4,008	8			4,016

CMBS		659	26			685

Collateralized debt obligations		2	117			119

Other asset-backed securities		370	367			737

Total fixed maturity securities	-	29,362	2,821	-	-	32,183

Perpetual preferred securities		118	17			135

Other equity securities	$13		4			17

Total equity securities	13	118	21	-	-	152

Trading securities	16	141	51			208

Other investments	4	108	12			124

Derivatives:

Foreign currency and interest rate swaps		216		$216	($225)	(9)

Equity derivatives			232	232	(123)	109

Embedded derivatives			293	293		293

Other		1		1	(1)	-

Total derivatives	-	217	525	742	(349)	393

Separate account assets (2)	55,003	138	128			55,269

Total	$55,036	$30,084	$3,558	$742	($349)	$88,329

Liabilities:

Derivatives:

Foreign currency and interest rate swaps		$386		$386	($225)	$161

Equity derivatives			$59	59	(123)	(64)

Embedded derivatives			1,921	1,921		1,921

Other		1	23	24	(1)	23

Total	-	$387	$2,003	$2,390	($349)	$2,041

(1)

Netting adjustments represent the impact of offsetting asset and liability positions on the consolidated statement of financial condition held with the same counterparty as permitted by guidance for offsetting in the Codification’s Derivatives and Hedging Topic.

(2)

Separate account assets are measured at estimated fair value. Investment performance related to separate account assets is offset by corresponding amounts credited to contract holders whose liability is reflected in the separate account liabilities. Separate account liabilities are measured to equal the estimated fair value of separate account assets as prescribed by guidance in the Codification’s Financial Services – Insurance Topic for accounting and reporting of certain non traditional long-duration contracts and separate accounts. Separate account assets as presented in the tables above differ from the amounts presented in the consolidated statements of financial condition because cash and receivables for securities, and investment income due and accrued are not subject to the guidance under the Codification’s Fair Value Measurements and Disclosures Topic.

PL-47

ESTIMATED FAIR VALUE MEASUREMENT

The Codification’s Fair Value Measurements and Disclosures Topic defines estimated fair value as the price that would be received to sell the asset or paid to transfer the liability at the measurement date. This “exit price” notion is a market-based measurement that requires a focus on the value that market participants would assign for an asset or liability.

The following section describes the valuation methodologies used by the Company to measure various types of financial instruments at estimated fair value and the controls that surround the valuation process. The Company reviews its valuation methodologies and controls on an ongoing basis and assesses whether these methodologies are appropriate based on the current economic environment.

FIXED MATURITY, EQUITY AND TRADING SECURITIES

The estimated fair values of fixed maturity securities available for sale, equity securities available for sale and trading securities are determined by management after considering external pricing sources and internal valuation techniques. For securities with sufficient trading volume, prices are obtained from third-party pricing services. For securities that are traded infrequently, estimated fair values are determined after evaluating prices obtained from third-party pricing services and independent brokers or are valued internally using various valuation techniques.

The Company’s management analyzes and evaluates prices received from independent third parties and determines whether they are reasonable estimates of fair value. Management’s analysis may include, but is not limited to, review of third-party pricing methodologies and inputs, analysis of recent trades, comparison to prices received from other third parties, and development of internal models utilizing observable market data of comparable securities. The Company assesses the reasonableness of valuations received from independent brokers by considering current market dynamics and current pricing for similar securities.

For prices received from independent pricing services, the Company applies a formal process to challenge any prices received that are not considered representative of estimated fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of estimated fair value, independent non-binding broker quotations are obtained, or an internally-developed valuation is prepared. Upon evaluation, the Company determines which source represents the best estimate of fair value. Overrides of third-party prices to internally developed valuations of estimated fair value did not produce material differences in the estimated fair values for the majority of the portfolio; accordingly, overrides were not material. In the absence of such market observable activity, management’s best estimate is used.

Internal valuation techniques include matrix model pricing and internally developed models, which incorporate observable market data, where available. Securities priced by the matrix model are primarily comprised of private placement securities. Matrix model pricing measures estimated fair value using cash flows, which are discounted using observable market yield curves provided by a major independent data service. The matrix model determines the discount yield based upon significant factors that include the security’s weighted average life, rating and sector.

Where matrix model pricing is not used, estimated fair values are determined by other internally-derived valuation tools which use market-observable data if available. Generally, this includes using an actively-traded comparable security as a benchmark for pricing. These internal valuation methods primarily represent discounted cash flow models that incorporate significant assumptive inputs such as spreads, discount rates, default rates, severity, and prepayment speeds. These inputs are analyzed by the Company’s portfolio managers and analysts, investment accountants and risk managers. Internally-developed estimates may also use unobservable data, which reflect the Company’s own assumptions about the inputs market participants would use.

Most securities priced by a major independent third-party service and private placement securities that use the matrix model have been classified as Level 2, as management has verified that the significant inputs used in determining their estimated fair values are market observable and appropriate. Externally priced securities for which estimated fair value measurement inputs are not sufficiently transparent, such as securities valued based on broker quotations, have been classified as Level 3. Internally valued securities, including adjusted prices received from independent third parties, where significant management assumptions have been utilized in determining estimated fair value, have been classified as Level 3. Securities categorized as Level 1 consist primarily of investments in mutual funds.

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The Company applies controls over the valuation process. Prices are reviewed and approved by the Company’s professional credit analysts that have industry expertise and considerable knowledge of the issuers. Management performs validation checks to determine the completeness and reasonableness of the pricing information, which include, but are not limited to, changes from identified pricing sources, significant or unusual price fluctuations above predetermined tolerance levels from the prior period, and back-testing of estimated fair values against prices of actual trades. A group comprised of the Company’s investment accountants, portfolio managers and analysts and risk managers meet to discuss any unusual items above the tolerance levels that may have been identified in the pricing review process. These items are investigated, further analysis is performed and resolutions are appropriately documented.

OTHER INVESTMENTS

Other investments include non-marketable equity securities that do not have readily determinable estimated fair values. Certain significant inputs used in determining the estimated fair value of these equities are based on management assumptions or contractual terms with another party that cannot be readily observable in the market. These non-marketable equity securities are classified as Level 3 assets.

Also included in other investments are the securities of the 40 Act Funds, which are valued using the same methodology as described above for fixed maturity, equity and trading securities.

DERIVATIVE INSTRUMENTS

Derivative instruments are reported at estimated fair value using pricing valuation models, which utilize market data inputs or independent broker quotations. The Company calculates the estimated fair value of derivatives using market standard valuation methodologies for interest rate swaps, equity options, and credit default swaps and baskets. Internal models are used to value the equity total return swaps. The derivatives are valued using mid-market inputs that are predominantly observable in the market. Inputs include, but are not limited to, interest swap rates, foreign currency forward and spot rates, credit spreads and correlations, interest volatility, equity volatility and equity index levels. On a monthly basis, the Company performs an analysis on derivative valuations, which includes both quantitative and qualitative analysis. Examples of procedures performed include, but are not limited to, review of pricing statistics and trends, analyzing the impacts of changes in the market environment, and review of changes in market value for each derivative. Internally calculated fair values are reviewed and compared to external broker fair values for reasonableness by both risk managers and investment accountants.

Excluding embedded derivatives, as of December 31, 2013, 99% of derivatives based upon notional values were priced by valuation models. The remaining derivatives were priced by broker quotations. In accordance with the Codification’s Fair Value Measurements and Disclosures Topic, a credit valuation analysis was performed for all derivative positions to measure the risk that the counterparties to the transaction will be unable to perform under the contractual terms (nonperformance risk) and was determined to be immaterial as of December 31, 2013.

Derivative instruments classified as Level 2 primarily include interest rate, currency and certain credit default swaps. The derivative valuations are determined using pricing models with inputs that are observable in the market or can be derived principally from or corroborated by observable market data, primarily interest swap rates, interest rate volatility and foreign currency forward and spot rates.

Derivative instruments classified as Level 3 include complex derivatives, such as equity options and swaps and certain credit default swaps. Also included in Level 3 classification are embedded derivatives in certain insurance and reinsurance contracts. These derivatives are valued using pricing models, which utilize both observable and unobservable inputs, primarily interest rate volatility, equity volatility and equity index levels, and, to a lesser extent, broker quotations. A derivative instrument containing Level 1 or Level 2 inputs will be classified as a Level 3 financial instrument in its entirety if it has at least one significant Level 3 input.

The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified within the same estimated fair value hierarchy level as the associated assets and liabilities. Therefore, the realized and unrealized gains and losses on derivatives reported in Level 3 may not reflect the offsetting impact of the realized and unrealized gains and losses of the associated assets and liabilities.

PL-49

VARIABLE ANNUITY GLB EMBEDDED DERIVATIVES

Estimated fair values for variable annuity GLB and related reinsurance embedded derivatives are calculated based upon significant unobservable inputs using internally developed models because active, observable markets do not exist for those items. As a result, variable annuity GLB and related reinsurance embedded derivatives are categorized as Level 3. Below is a description of the Company’s estimated fair value methodologies for these embedded derivatives.

Estimated fair value is calculated as an aggregation of estimated fair value and additional risk margins including Behavior Risk Margin, Mortality Risk Margin and Credit Standing Adjustment. The resulting aggregation is reconciled or calibrated, if necessary, to market information that is, or may be, available to the Company, but may not be observable by other market participants. Each of the components described below are unobservable in the market place and requires subjectivity by the Company in determining their value.

•

Behavior Risk Margin: This component adds a margin that market participants would require for the risk that the Company’s assumptions about policyholder behavior used in the estimated fair value model could differ from actual experience. This component includes assumptions about withdrawal utilization and lapse rates.

•

Mortality Risk Margin: This component adds a margin in mortality assumptions, both for decrements for policyholders with GLBs, and for expected payout lifetimes in guaranteed minimum withdrawal benefits.

•

Credit Standing Adjustment: This component makes an adjustment that market participants would make to reflect the chance that GLB obligations or the GLB reinsurance recoverables will not be fulfilled (nonperformance risk).

SEPARATE ACCOUNT ASSETS

Separate account assets are reported at estimated fair value as a summarized total on the consolidated statements of financial condition. The estimated fair value of separate account assets is based on the estimated fair value of the underlying assets. Separate account assets are primarily invested in mutual funds, but also have investments in fixed maturity, short-term securities and hedge funds.

Level 1 assets includes mutual funds that are valued based on reported net asset values provided by fund managers daily and can be redeemed without restriction. Management performs validation checks to determine the reasonableness of the pricing information, which include, but are not limited to, price fluctuations above predetermined thresholds from the prior day and validation against similar funds or indices. Variances are investigated, further analysis is performed and resolutions are appropriately documented.

Level 2 assets include fixed maturity and short-term securities similar in nature to the fixed maturity and equity securities available for sale of the Company. The pricing methodology and valuation controls are the same as those previously described in fixed maturity, equity and trading securities.

Level 3 assets are primarily hedge funds that invest in multiple strategies to diversify risks, for which estimated fair value is not readily determinable as the estimated fair value measurement inputs are not sufficiently transparent for the underlying investments. The fair values have been estimated using the net asset values obtained daily from the fund managers. These funds can be redeemed as long as there is no restriction in place. Certain funds are restricted from redemption for a period of one year following the anniversary of each investment made to the underlying fund. The redemption frequency (if currently eligible) for these funds is monthly 40%, quarterly 40%, annually 13% or semi-annually 7% and the redemption notice period ranges from 5-120 days. Unfunded commitments are zero as of December 31, 2013.

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LEVEL 3 RECONCILIATION

The tables below present reconciliations of the beginning and ending balances of the Level 3 financial assets and liabilities, net, that have been measured at estimated fair value on a recurring basis using significant unobservable inputs.

		Total Gains or Losses		Transfers	Transfers
	January 1,	Included in	Included in	In to	Out of				December 31,
	2013	Earnings	OCI	Level 3 (1)	Level 3 (1)	Purchases	Sales	Settlements	2013
	(In Millions)

Obligations of states and political subdivisions	$32		($9)	$28	($4)				$47

Foreign governments	58		(5)	28				($4)	77

Corporate securities	2,213	$18	(59)	231	(708)	$252	($73)	(225)	1,649

RMBS	8		2	94	(23)	14		(2)	93

CMBS	26		(1)	7	(20)			(2)	10

Collateralized debt obligations	117	3	8					(45)	83

Other asset-backed securities	367	4	(10)	7	(70)	59		(43)	314

Total fixed maturity securities	2,821	25	(74)	395	(825)	325	(73)	(321)	2,273

Perpetual preferred securities	17	32	(5)				(44)		-

Other equity securities	4		1						5

Total equity securities	21	32	(4)	-	-	-	(44)	-	5

Trading securities	51	1			(37)	3	(1)	(14)	3

Other investments	12								12

Derivatives, net:

Equity derivatives	173	(175)						13	11

Embedded derivatives	(1,628)	970				(97)		108	(647)

Other	(23)	23							-

Total derivatives	(1,478)	818	-	-	-	(97)	-	121	(636)

Separate account assets (2)	128	10				58	(22)		174

Total	$1,555	$886	($78)	$395	($862)	$289	($140)	($214)	$1,831

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		Total Gains or Losses		Transfers In to Level 3 (1)	Transfers Out of Level 3 (1)
	January 1, 2012	Included in Earnings	Included in OCI			Purchases	Sales	Settlements	December 31, 2012
	(In Millions)
Obligations of states and political subdivisions	$9			$32	($9)				$32

Foreign governments	81		$8	4	(31)			($4)	58

Corporate securities	1,617	$19	87	939	(512)	$357	($105)	(189)	2,213

RMBS	1,036	(25)	182	2	(1,085)	7	(5)	(104)	8

CMBS	251	1	11		(189)	4	(10)	(42)	26

Collateralized debt obligations	111	24	7				(24)	(1)	117

Other asset-backed securities	296	3	18	29	(73)	136		(42)	367

Total fixed maturity securities	3,401	22	313	1,006	(1,899)	504	(144)	(382)	2,821

Perpetual preferred securities	26	(4)	15		(4)		(16)		17

Other equity securities			4						4

Total equity securities	26	(4)	19	-	(4)	-	(16)	-	21

Trading securities	35			2		30	(6)	(10)	51

Other investments	54	2						(44)	12

Derivatives, net:

Equity derivatives	505	(424)						92	173

Embedded derivatives	(1,775)	86				(58)		119	(1,628)

Other	(23)	5						(5)	(23)

Total derivatives	(1,293)	(333)	-	-	-	(58)	-	206	(1,478)

Separate account assets (2)	113	7		2		30	(24)		128

Total	$2,336	($306)	$332	$1,010	($1,903)	$506	($190)	($230)	$1,555

(1)	Transfers in and/or out are recognized at the end of each quarter.
(2)

Included in earnings of separate account assets are realized/unrealized gains (losses) that are offset by corresponding amounts in separate account liabilities, which results in a net zero impact on earnings for the Company.

During the year ended December 31, 2013, transfers out of Level 3 were generally due to the use of market observable inputs in valuation methodologies, including the utilization of pricing service information. The transfers into Level 3 were primarily attributable to the decreased availability and use of market observable inputs to estimate fair value. During the year ended December 31, 2013, the Company did not have any significant transfers between Levels 1 and 2.

During the year ended December 31, 2012, RMBS transfers out of Level 3 were due to increased trading activity during the year which resulted in more market observable inputs to estimate fair value. Other transfers out of Level 3 were generally due to the use of market observable inputs in valuation methodologies, including the utilization of pricing service information. The transfers into Level 3 were primarily attributable to the decreased availability and use of market observable inputs to estimate fair value. During the year ended December 31, 2012, the Company did not have any transfers between Levels 1 and 2.

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Amounts included in earnings of Level 3 financial assets and liabilities are as follows:

	Net Investment Income	Net Realized Investment Gain (Loss)	OTTI	Operating and Other Expenses	Total
Year Ended December 31, 2013:	(In Millions)

Corporate securities	$14	$8	($4)		$18

Collateralized debt obligations	3				3

Other asset-backed securities	4				4

Total fixed maturity securities	21	8	(4)	-	25

Perpetual preferred securities		32			32

Total equity securities	-	32	-	-	32

Trading securities		1			1

Equity derivatives		(175)			(175)
Embedded derivatives		970			970
Other				$23	23

Total derivatives	-	795	-	23	818

Separate account assets		10			10

Total	$21	$846	($4)	$23	$886

	Net Investment Income	Net Realized Investment Gain (Loss)	OTTI	Operating and Other Expenses	Total
Year Ended December 31, 2012:	(In Millions)
Corporate securities	$19	$7	($7)		$19
RMBS	(2)		(23)		(25)
CMBS		1			1
Collateralized debt obligations	2	22			24
Other asset-backed securities	3				3

Total fixed maturity securities	22	30	(30)	-	22

Perpetual preferred securities		(4)			(4)

Total equity securities	-	(4)	-	-	(4)

Other investments	2				2

Equity derivatives		(424)			(424)
Embedded derivatives		86			86
Other		13		($8)	5

Total derivatives	-	(325)	-	(8)	(333)

Separate account assets		7			7

Total	$24	($292)	($30)	($8)	($306)

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The table below represents the net amount of total gains or losses for the period, attributable to the change in unrealized gains (losses) relating to assets and liabilities classified as Level 3 that were still held at the end of the reporting period.

	Years Ended December 31,
	2013	2012

	(In Millions)
Derivatives, net: (1)

Equity derivatives	($97)	($264)

Embedded derivatives	1,025	95

Other		12

Total derivatives	928	(157)

Separate account assets (2)	9	13

Total	$937	($144)

(1)	Amounts are recognized in net realized investment gain (loss).
(2)

Included in earnings of separate account assets are realized/unrealized gains (losses) that are offset by corresponding amounts in separate account liabilities, which results in a net zero impact on earnings for the Company.

PL-54

The following table presents certain quantitative information on significant unobservable inputs used in the fair value measurement for Level 3 assets and liabilities as of December 31, 2013 ($ In Millions).

	Estimated Fair Value Asset (Liability)	Predominant Valuation Method	Significant Unobservable Inputs	Range (Weighted Average)
Obligations of states and political subdivisions	$47	Discounted cash flow	Spread (1)	383-412 (402)
		Market pricing	Quoted prices (2)	108

Foreign governments	77	Discounted cash flow	Spread (1)	18-287 (252)

Corporate securities	1,649	Discounted cash flow	Spread (1)	32-697 (227)
		Collateral value (3)	Collateral value	40-102 (74)
		Market pricing	Quoted prices (2)	57-129 (104)
		Cap at call price	Call price	108-110 (110)

RMBS	93	Discounted cash flow	Prepayment rate	14%
			Default rate	9%
			Severity	69%
			Discount rate	6%
		Market pricing	Quoted prices (2)	66-101 (80)

CMBS	10	Discounted cash flow	Prepayment rate	0%
			Default rate	1%
			Severity	30%
			Spread (1)	134-533 (218)

Collateralized debt obligations	83	Market pricing	Quoted prices (2)	86-91 (87)

Other asset-backed securities	314	Discounted cash flow	Prepayment rate	6%
			Default rate	3%
			Severity	30%
			Discount rate	3%-5% (4%)
			Spread (1)	72-475 (160)
		Market pricing	Quoted prices (2)	63-118 (100)
		Cap at call price	Call price	100

Other equity securities	5	Market comparable companies	EBITDA (4) multiple	4X

Trading securities	3	Market pricing	Quoted prices (2)	98-107 (103)

Other investments	12	Redemption value (5)	Redemption value	100

Equity derivatives	11	Option pricing model	Equity volatility	16% - 59%

Embedded derivatives	(647)	Option pricing techniques	Equity volatility	16% - 59%
			Mortality:
			Ages 0-40	0.01% - 0.07%
			Ages 41-60	0.06% - 0.49%
			Ages 61-120	0.44% - 100%
			Mortality improvement	0% - 1.50%
			Withdrawal utilization	0% - 80%
			Lapse rates	1% - 100%
			Credit standing adjustment	0.46% - 1.56%

Separate account assets	174	Net asset value

Total	$1,831

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(1)

Range and weighted average are presented in basis points over the benchmark interest rate curve and include adjustments attributable to illiquidity premiums, expected duration, structure and credit quality.

(2)	Independent third-party pricing or broker quotes were used in the determination of estimated fair value.
(3)	Valuation based on the Company’s share of estimated fair values of the underlying assets held in the trusts.
(4)	The abbreviation EBITDA means earnings before interest, taxes, depreciation and amortization.
(5)	Represents FHLB common stock that is valued at the contractual amount that will be received upon redemption.

NONRECURRING FAIR VALUE MEASUREMENTS

Certain assets are measured at estimated fair value on a nonrecurring basis and are not included in the tables presented above. The amounts below relate to certain investments measured at estimated fair value during the year and still held at the reporting date.

	Year Ended December 31, 2013			Year Ended December 31, 2012
	Carrying Value Prior to Measurement	Estimated Fair Value After Measurement	Impairment	Carrying Value Prior to Measurement	Estimated Fair Value After Measurement	Impairment

	(In Millions)

Mortgage loans				$292	$284	($8)

Real estate investments	$20	$11	($9)

Aircraft	226	198	(28)	112	96	(16)

MORTGAGE LOANS

The impairment loss in 2012 related to three loans. One loan had a carrying value prior to measurement of $285 million and recorded a $4 million loss when the loan was returned to the Company through a deed in lieu of foreclosure process, and was held as a real estate investment as of December 31, 2012 and sold during the year ended December 31, 2013. The other two loans had a carrying value prior to measurement of $7 million and are still held as mortgage loans as of December 31, 2012. The estimated fair value after measurement was based on the underlying real estate collateral. These loans were classified as Level 3 assets.

REAL ESTATE INVESTMENTS

The impairment loss in 2013 related to four real estate investments. The investments are classified as Level 3 assets.

AIRCRAFT

ACG evaluates carrying values of aircraft quarterly or based upon changes in market and other physical and economic conditions that indicate the carrying amount of the aircraft may not be recoverable. ACG will record impairments to recognize a loss in the value of aircraft when management believes that, based on future undiscounted estimated cash flows, the recoverability of ACG’s investment in an aircraft has been impaired. The fair value is based on the present value of the undiscounted future cash flows, which can include contractual lease payments, projected future lease payments, projected sales prices as well as disposition value. The disposition value reflects an aircraft’s estimated residual value or estimated sales price. The cash flows are based on unobservable inputs and have been classified as Level 3.

The Company did not have any other nonfinancial assets or liabilities measured at fair value on a nonrecurring basis resulting from impairments as of December 31, 2013 and 2012. The Company has not made any changes in the valuation methodologies for nonfinancial assets and liabilities.

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The carrying amount and estimated fair value of the Company’s financial instruments that are not carried at fair value under the Codification’s Financial Instruments Topic are as follows:

	December 31, 2013		December 31, 2012
	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value
	(In Millions)
Assets:

Mortgage loans	$8,454	$8,796	$7,726	$8,579

Policy loans	7,155	7,155	6,998	6,998

Other investments	195	227	215	248

Cash and cash equivalents	2,000	2,000	2,256	2,256

Restricted cash	314	314	294	294

Liabilities:

Funding agreements and GICs	1,406	1,467	2,584	2,822

Annuity and deposit liabilities	11,921	11,921	10,313	10,313

Short-term debt	20	20	292	292

Long-term debt	7,806	8,128	7,473	7,551

The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2013 and 2012:

MORTGAGE LOANS

The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using current rates that are applicable to similar credit quality, property type and average maturity of the composite portfolio.

POLICY LOANS

Policy loans are not separable from their associated insurance contract and bear no credit risk since they do not exceed the contract’s cash surrender value, making these assets fully secured by the cash surrender value of the contracts. Therefore, the carrying amount of the policy loans is a reasonable approximation of their fair value.

OTHER INVESTMENTS

Included in other investments are private equity investments in which the estimated fair value is based on the ownership percentage of the net asset value of the underlying equity of the investments.

CASH AND CASH EQUIVALENTS

The carrying values approximate fair values due to the short-term maturities of these instruments.

RESTRICTED CASH

The carrying values approximate fair values due to the short-term maturities of these instruments.

FUNDING AGREEMENTS AND GICs

The estimated fair value of funding agreements and GICs is estimated using the rates currently offered for deposits of similar remaining maturities.

PL-57

ANNUITY AND DEPOSIT LIABILITIES

Annuity and deposit liabilities primarily includes policyholder deposits and accumulated credited interest. The estimated fair value of annuity and deposit liabilities approximates carrying value based on an analysis of discounted future cash flows with maturities similar to the product portfolio liabilities.

DEBT

The carrying amount of short-term debt is a reasonable estimate of its fair value because the interest rates are variable and based on current market rates. The estimated fair value of long-term debt is based on market quotes, except for VIE debt and non-recourse debt, for which the carrying amounts are reasonable estimates of their fair values because the interest rate approximates current market rates.

14.	OTHER COMPREHENSIVE INCOME (LOSS)

The Company displays comprehensive income (loss) and its components on the consolidated statements of comprehensive income (loss) and consolidated statements of equity. The disclosure of the gross components of other comprehensive income (loss) and related taxes are as follows:

	Years Ended December 31,
	2013	2012	2011

	(In Millions)
Unrealized gain (loss) on derivatives and securities available for sale, net:

Gross holding gain (loss):

Securities available for sale	($1,807)	$1,592	$1,054

Derivatives	42	25	(9)

Income tax (expense) benefit	615	(567)	(365)

Reclassification adjustment:

Sale of securities available for sale - net realized investment gain	(97)	(161)	(106)

OTTI recognized on securities available for sale	18	55	137

Derivatives - net investment income	(2)	(4)	22

Derivatives - net realized investment gain			(18)

Derivatives - interest credited	16	25	48

Income tax expense (benefit)	23	30	(29)

Allocation of holding gain (loss) to DAC	237	(134)	(77)

Allocation of holding gain (loss) to future policy benefits	370	(409)	(54)

Income tax (expense) benefit	(211)	191	52

Unrealized gain (loss) on derivatives and securities available for sale, net	(796)	643	655

Other, net:

Holding loss on other securities			(12)

Income tax benefit			4

Net unrealized loss on other securities	-	-	(8)

Foreign currency translation adjustments and other, net of tax	6	2	(4)

Other, net	6	2	(12)

Total other comprehensive income (loss), net	($790)	$645	$643

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15.	REINSURANCE

Reinsurance receivables and payables generally include amounts related to claims, reserves and reserve related items. Reinsurance receivables, included in other assets, were $417 million and $633 million as of December 31, 2013 and 2012, respectively. Reinsurance payables, included in other liabilities, were $175 million and $220 million as of December 31, 2013 and 2012, respectively.

The components of insurance premiums presented in the consolidated statements of operations are as follows:

	Years Ended December 31,
	2013	2012	2011

	(In Millions)
Direct premiums	$1,098	$1,255	$1,051

Reinsurance assumed (1)	540	561	256

Reinsurance ceded	(356)	(328)	(325)

Insurance premiums	$1,282	$1,488	$982

(1)

Included are $25 million, $23 million and $18 million of assumed premiums from Pacific Life Re Limited (PLR), an affiliate of the Company and a wholly owned subsidiary of Pacific LifeCorp, for the years ended December 31, 2013, 2012 and 2011, respectively. PLR is incorporated in the UK and provides reinsurance to insurance and annuity providers in the UK, Ireland and to insurers in selected markets in Asia.

16.	INCOME TAXES

The provision (benefit) for income taxes is as follows:

	Years Ended December 31,
	2013	2012	2011

	(In Millions)
Current	$13	$3	$5

Deferred	118	(70)	75

Provision (benefit) for income taxes from continuing operations	131	(67)	80

Benefit from income taxes from discontinued operations			(4)

Total	$131	($67)	$76

A reconciliation of the provision for income taxes from continuing operations based on the Federal corporate statutory tax rate of 35% to the provision (benefit) for income taxes from continuing operations reflected in the consolidated financial statements is as follows:

	Years Ended December 31,
	2013	2012	2011

	(In Millions)
Provision for income taxes at the statutory rate	$281	$155	$253

Separate account dividends received deduction	(89)	(98)	(95)

Nonrecurring deferred tax liability basis adjustment		(58)

Singapore Transfer	(34)	(23)	(32)

LIHTC and foreign tax credits	(16)	(16)	(17)

Internal Revenue Service settlement			(7)

Other	(11)	(27)	(22)

Provision (benefit) for income taxes from continuing operations	$131	($67)	$80

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The nonrecurring deferred tax liability basis adjustment is a noncash tax benefit relating to aircraft depreciation.

ACG transfers aircraft assets and related liabilities to foreign subsidiaries in Singapore (collectively referred to as the Singapore Transfer). The Singapore Transfer reduced the provision for income taxes for the year ended December 31, 2013, 2012 and 2011 by $34 million, $23 million and $32 million, respectively, primarily due to the reversal of deferred tax liabilities related to basis differences in the aircraft assets transferred. U.S. income taxes have not been recognized on the excess of the amount for financial reporting over the tax basis of investments in foreign subsidiaries that are essentially permanent in duration. This amount becomes taxable upon a repatriation of assets from the subsidiary or a sale or liquidation of the subsidiary.

It is the practice and intention of the Company to reinvest the earnings of its non-U.S. subsidiaries in those operations. In addition to those basis differences transferred during 2013, 2012 and 2011, as of December 31, 2013, the Company has not made a provision for U.S. or additional foreign withholding taxes of approximately $12 million of foreign subsidiary undistributed earnings that are essentially permanent in duration. Generally, such amounts become subject to U.S. taxation upon the remittance of dividends and under certain other circumstances. It is not practicable to estimate the amount of deferred tax liability related to investments in these foreign subsidiaries.

A reconciliation of the changes in the unrecognized tax benefits is as follows (In Millions):

Balance at January 1, 2011	$14

Additions and deletions	(14)

Balance at December 31, 2011	-

Additions and deletions

Balance at December 31, 2012	-

Additions and deletions

Balance at December 31, 2013	$ -

During the year ended December 31, 2011, the Company effectively settled $14 million of the gross uncertain tax position related to separate account Dividends Received Deductions (DRD), which resulted in the realization of $7 million of tax benefits. All realized tax benefits and related interest are recognized as a discrete item that will impact the effective tax rate in the accounting period in which the uncertain tax position is ultimately settled.

No unrecognized tax benefits will be realized over the next twelve months.

During the years ended December 31, 2013, 2012 and 2011, the Company paid an insignificant amount of interest and penalties to state tax authorities.

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The net deferred tax liability, included in other liabilities, is comprised of the following tax effected temporary differences:

	December 31,
	2013	2012

	(In Millions)
Deferred tax assets:

Policyholder reserves	$787	$660

Tax net operating loss carryforwards	385	453

Tax credit carryforwards	381	335

Investment valuation	298	573

Deferred compensation	70	62

Other	20	37

Total deferred tax assets	1,941	2,120

Deferred tax liabilities:

DAC	(1,100)	(1,241)

Depreciation	(754)	(700)

Hedging	(262)	(159)

Partnership income	(113)	(77)

Reinsurance	(8)	(34)

Other	(39)	(126)

Total deferred tax liabilities	(2,276)	(2,337)

Net deferred tax liability from continuing operations	(335)	(217)

Unrealized gain on derivatives and securities available for sale	(444)	(871)

Minimum pension liability and other adjustments	(8)	(8)

Net deferred tax liability	($787)	($1,096)

The tax net operating loss carryforwards relate to Federal tax losses incurred in 2001 through 2013 with a 20-year carryforward for non-life losses and a 15-year carryforward for life losses, and California tax losses incurred in 2004 through 2013 with a ten-year carryforward.

The tax credit carryforwards relate to LIHTC, foreign tax credits, and alternative minimum tax (AMT) credits generated from 2000 to 2013. The LIHTC begin to expire in 2020. The foreign tax credits begin to expire in 2016. Foreign tax credits, LIHTC and tax net operating loss carryforwards of $207 million expire between 2016 and 2023. AMT credits and tax net operating loss carryforwards of $28 million possess no expiration date. The remainder will expire between 2024 and 2033.

The Codification’s Income Taxes Topic requires separate footnote disclosure of the impact of foreign taxes. While the Company does have foreign operations, the results of those operations have not been separately disclosed since they are not material.

The Codification’s Income Taxes Topic requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that a portion or all of the deferred tax assets will not be realized. Based on management’s assessment, it is more likely than not that the Company’s deferred tax assets will be realized through future taxable income, including the reversal of deferred tax liabilities.

PMHC files income tax returns in U.S. Federal and various state jurisdictions. PMHC is under continuous audit by the Internal Revenue Service (IRS) and is audited periodically by some state taxing authorities. The IRS has completed audits of PMHC’s tax returns through the tax year ended December 31, 2008, and is auditing PMHC’s tax returns for the tax years ended December 31, 2009 and 2010. The State of California is auditing tax year 2009. The Company does not expect the current Federal and California audits to result in any material assessments.

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17.	SEGMENT INFORMATION

The Company has four operating segments: Life Insurance, Retirement Solutions, Aircraft Leasing and Reinsurance. These segments are managed separately and have been identified based on differences in products and services offered. All other activity is included in the Corporate and Other segment.

The Life Insurance segment provides a broad range of life insurance products through multiple distribution channels operating in primarily the upper income and corporate markets. Principal products include UL, indexed universal life, VUL, survivor life, interest sensitive whole life, corporate-owned life insurance and traditional products such as whole life and term life. Distribution channels include regional life offices, marketing organizations, broker-dealer firms, wirehouses and M Financial, an association of independently owned and operated insurance and financial producers.

The Retirement Solutions segment’s principal products include variable and fixed annuity products, mutual funds, and structured settlement and group retirement annuities, which are offered through multiple distribution channels. Distribution channels include independent planners, financial institutions, national/regional wirehouses and a network of structured settlement brokers.

The Aircraft Leasing segment offers aircraft leasing to the airline industry throughout the world and provides brokerage and asset management services to other third-parties.

The Reinsurance segment primarily includes the domestic and international retrocession business that was acquired in 2011, which assumes mortality risks from other life reinsurers. The domestic and international retrocession business serves clients primarily in the U.S., Canada and Europe.

The Corporate and Other segment consists of assets and activities, which support the Company’s operating segments. Included in these support activities is the management of investments, certain entity level hedging activities and other expenses and other assets not directly attributable to the operating segments. The Corporate and Other segment also includes several operations that do not qualify as operating segments and the elimination of intersegment transactions. Discontinued operations (Note 5) are also included in the Corporate and Other segment.

The Company uses the same accounting policies and procedures to measure segment net income (loss) and assets as it uses to measure its consolidated net income (loss) and assets. Net investment income and net realized investment gain (loss) are allocated based on invested assets purchased and held as is required for transacting the business of that segment. Overhead expenses are allocated based on services provided. Interest expense is allocated based on the short-term borrowing needs of the segment and is included in net investment income. The provision (benefit) for income taxes is allocated based on each segment’s actual tax provision (benefit).

Certain segments are allocated equity based on formulas determined by management and receive a fixed interest rate of return on interdivision debentures supporting the allocated equity. The debenture amount is reflected as investment expense in net investment income in the Corporate and Other segment and as investment income in the operating segments.

The Company generates the majority of its revenues and net income from customers located in the U.S. As of December 31, 2013 and 2012, the Company had foreign investments with an estimated fair value of $9.8 billion. Aircraft leased to foreign customers were $6.5 billion and $5.8 billion as of December 31, 2013 and 2012, respectively. Revenues derived from any customer did not exceed 10% of consolidated total revenues for the years ended December 31, 2013, 2012 and 2011.

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The following segment information is as of and for the year ended December 31, 2013:

	Life Insurance	Retirement Solutions	Aircraft Leasing	Reinsurance	Corporate and Other	Total

REVENUES	(In Millions)

Policy fees and insurance premiums	$1,073	$1,816		$476		$3,365

Net investment income	1,047	1,000	$5	14	$224	2,290

Net realized investment gain (loss)	27	886	1		(328)	586

OTTI	(10)	(6)			(11)	(27)

Investment advisory fees	26	288			37	351

Aircraft leasing revenue			736			736

Other income	14	190	24	9	16	253

Total revenues	2,177	4,174	766	499	(62)	7,554

BENEFITS AND EXPENSES

Policy benefits	533	1,479		354		2,366

Interest credited	785	332			131	1,248

Commission expenses	278	1,056		20		1,354

Operating expenses	328	423	146	32	122	1,051

Depreciation of aircraft			326			326

Interest expense			232		175	407

Total benefits and expenses	1,924	3,290	704	406	428	6,752

Income (loss) before provision (benefit) for income taxes	253	884	62	93	(490)	802

Provision (benefit) for income taxes	76	220	(12)	33	(186)	131

Net income (loss)	177	664	74	60	(304)	671

Less: net (income) loss attributable to the noncontrolling interest			2		(21)	(19)

Net income (loss) attributable to the Company	$177	$664	$76	$60	($325)	$652

Total assets	$35,640	$78,415	$8,569	$635	$4,406	$127,665

DAC	1,210	2,948		56		4,214

Separate account assets	7,024	53,840				60,864

Policyholder and contract liabilities	25,411	20,008		370	1,406	47,195

Separate account liabilities	7,024	53,840				60,864

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The following segment information is as of and for the year ended December 31, 2012:

	Life Insurance	Retirement Solutions	Aircraft Leasing	Reinsurance	Corporate and Other	Total

REVENUES	(In Millions)

Policy fees and insurance premiums	$925	$1,894		$505		$3,324

Net investment income	1,012	914		14	$341	2,281

Net realized investment gain (loss)	34	(290)	($5)		(88)	(349)

OTTI	(20)	(14)			(29)	(63)

Investment advisory fees	23	240			35	298

Aircraft leasing revenue			660			660

Other income	12	166	24	4	31	237

Total revenues	1,986	2,910	679	523	290	6,388

BENEFITS AND EXPENSES

Policy benefits	457	1,535		452		2,444

Interest credited	765	294			193	1,252

Commission expenses	222	405		21		648

Operating expenses	313	404	124	24	109	974

Depreciation of aircraft			299			299

Interest expense			196		132	328

Total benefits and expenses	1,757	2,638	619	497	434	5,945

Income (loss) before provision (benefit) for income taxes	229	272	60	26	(144)	443
Provision (benefit) for income taxes	63	(4)	(63)	9	(72)	(67)

Net income (loss)	166	276	123	17	(72)	510

Less: net income attributable to the noncontrolling interest			(4)		(64)	(68)

Net income (loss) attributable to the Company	$166	$276	$119	$17	($136)	$442

Total assets	$33,837	$73,180	$7,957	$647	$6,171	$121,792

DAC	1,046	3,221		62		4,329

Separate account assets	6,223	49,079				55,302

Policyholder and contract liabilities	23,839	19,398		268	2,583	46,088

Separate account liabilities	6,223	49,079				55,302

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The following segment information is for the year ended December 31, 2011:

	Life Insurance	Retirement Solutions	Aircraft Leasing	Reinsurance	Corporate and Other	Total

REVENUES	(In Millions)
Policy fees and insurance premiums	$1,182	$1,701		$198		$3,081
Net investment income	954	818		4	$410	2,186
Net realized investment gain (loss)	83	(1,076)	($3)		335	(661)
OTTI	(38)	(33)			(82)	(153)
Investment advisory fees	22	233			13	268
Aircraft leasing revenue			607			607
Other income	13	159	48	3	3	226

Total revenues	2,216	1,802	652	205	679	5,554

BENEFITS AND EXPENSES
Policy benefits	429	1,343		179		1,951
Interest credited	736	302			280	1,318
Commission expenses	428	(313)		6	1	122
Operating expenses	311	357	99	18	113	898
Depreciation of aircraft			255			255
Interest expense			194		94	288

Total benefits and expenses	1,904	1,689	548	203	488	4,832

Income from continuing operations before provision (benefit) for income taxes	312	113	104	2	191	722
Provision (benefit) for income taxes	98	(55)	(7)	1	43	80

Income from continuing operations	214	168	111	1	148	642
Discontinued operations, net of taxes					(9)	(9)

Net income	214	168	111	1	139	633
Less: net income attributable to the noncontrolling interest from continuing operations			(6)		(65)	(71)

Net income attributable to the Company	$214	$168	$105	$1	$74	$562

18.	TRANSACTIONS WITH AFFILIATES

PLFA serves as the investment adviser for the Pacific Select Fund, an investment vehicle provided to the Company’s variable life insurance policyholders and variable annuity contract owners, and the Pacific Life Funds, the investment vehicle for the Company’s mutual fund products. Investment advisory and other fees are based primarily upon the net asset value of the underlying portfolios. These fees, included in investment advisory fees and other income, amounted to $367 million, $305 million and $294 million for the years ended December 31, 2013, 2012 and 2011, respectively. In addition, Pacific Life and PLFA provides certain support services to the Pacific Select Fund, the Pacific Life Funds and other affiliates based on an allocation of actual costs. These fees amounted to $15 million, $13 million and $10 million for the years ended December 31, 2013, 2012 and 2011, respectively.

Additionally, the Pacific Select Fund and Pacific Life Funds have service and other plans whereby the funds pay PSD, as distributor of the fund, a service fee in connection with services rendered to or procured for shareholders of the fund or their variable annuity and life insurance contract owners. These services may include, but are not limited to, payment of compensation to broker-dealers, including PSD itself, and other financial institutions and organizations, which assist in providing any of the services. For the years ended December 31, 2013, 2012 and 2011, PSD received $131 million, $119 million and $115 million, respectively, in service and other fees from the Pacific Select Fund and Pacific Life Funds, which are recorded in other income.

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ACG has derivative swap contracts with Pacific LifeCorp as the counterparty. The notional amounts total $1.1 billion and $1.3 billion as of December 31, 2013 and 2012, respectively. The estimated fair values of the derivatives were net liabilities of $77 million and $81 million as of December 31, 2013 and 2012, respectively.

19.	COMMITMENTS AND CONTINGENCIES

COMMITMENTS

The Company has outstanding commitments that may be funded to make investments primarily in fixed maturity securities, mortgage loans, limited partnerships and other investments, as follows (In Millions):

Years Ending December 31:
2014	$907
2015 through 2016	746
2017 through 2018	240
2019 and thereafter	13

Total	$1,906

The Company leases office facilities under various operating leases, which in most, but not all cases, are noncancelable. Rent expense, which is included in operating and other expenses, in connection with these leases was $9 million, $11 million and $10 million for the years ended December 31, 2013, 2012 and 2011, respectively. Aggregate minimum future commitments are as follows (In Millions):

Years Ending December 31:
2014	$8
2015 through 2018	15
2019 and thereafter	5

Total	$28

ACG has sold six aircraft on lease to U.S. airlines via sale leaseback transactions. ACG is committed to these operating leases with maturities ranging from 2023 to 2025. This aircraft lease expense is included in operating and other expenses.

ACG has subleased the six aircraft mentioned above to airlines with maturity dates ranging from 2021 to 2024 with total future rentals of $243 million.

Aggregate minimum future lease commitments are as follows (In Millions):

Minimum Future Commitments
Years Ending December 31:
2014	$24
2015 through 2016	40
2017 through 2018	41
2019 and thereafter	121

Total	$226

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As of December 31, 2013, ACG has commitments with major aircraft manufacturers and other third-parties to purchase aircraft at an estimated delivery price of $7,617 million with delivery from 2014 through 2021. These purchase commitments may be funded:

•	up to $1,127 million in less than one year,
•	an additional $1,027 million in one to three years,
•	an additional $1,775 million in three to five years, and
•	an additional $3,192 million thereafter.

As of December 31, 2013, deposits related to these agreements totaled $496 million and are included in other assets.

The Company entered into an agreement with PLR to guarantee the performance of reinsurance obligations of PLR. This guarantee is secondary to a guarantee provided by Pacific LifeCorp and would only be triggered in the event of nonperformance by both PLR and Pacific LifeCorp. Management believes that any additional obligations, if any, related to the guarantee agreement are not likely to have a material adverse effect on the Company’s consolidated financial statements. For the years ended December 31, 2013 and 2012, Pacific Life earned $2 million under the agreement for its guarantee.

On January 1, 2013, Pacific Life entered into an agreement with Pacific Life Reinsurance Company II Limited (PLRC), an exempt life reinsurance company domiciled in Barbados and wholly owned by Pacific Life, to guarantee the performance of reinsurance obligations of PLRC. PLRC will pay Pacific Life a fee for its guarantee.

CONTINGENCIES - LITIGATION

The Company is a respondent in a number of legal proceedings, some of which involve allegations for extra-contractual damages. Although the Company is confident of its position in these matters, success is not a certainty and a judge or jury could rule against the Company. In the opinion of management, the outcome of such proceedings is not likely to have a material adverse effect on the Company’s consolidated financial statements. The Company believes adequate provision has been made in its consolidated financial statements for all probable and estimable losses for litigation claims against the Company.

CONTINGENCIES - IRS REVENUE RULING

In 2007, the IRS issued Revenue Ruling 2007-54, which provided the IRS’ interpretation of tax law regarding the computation of the DRD and Revenue Ruling 2007-61, which suspended Revenue Ruling 2007-54 and indicated the IRS would address the proper interpretation of tax law in a regulation project that is on the IRS’ priority guidance plan. The IRS issued Revenue Ruling 2014-7 that superseded Revenue Ruling 2007-54 and Revenue Ruling 2007-61. This ruling holds that the IRS will not address this issue through regulation, but defer to legislative action. Depending on legislative action, the Company could lose a substantial amount of DRD tax benefits, which could have a material adverse effect of the Company’s consolidated financial statements.

CONTINGENCIES - OTHER

In the course of its business, the Company provides certain indemnifications related to dispositions, acquisitions, investments, lease agreements or other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. Because the amounts of these types of indemnifications often are not explicitly stated, the overall maximum amount of the obligation under such indemnifications cannot be reasonably estimated. The Company has not historically made material payments for these types of indemnifications. The estimated maximum potential amount of future payments under these obligations is not determinable due to the lack of a stated maximum liability for certain matters, and therefore, no related liability has been recorded. Management believes that judgments, if any, against the Company related to such matters are not likely to have a material adverse effect on the Company’s consolidated financial statements.

Most of the jurisdictions in which the Company is admitted to transact business require life insurance companies to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by insolvent life insurance companies. These associations levy assessments, up to prescribed limits, on all member companies in a particular state based on the proportionate share of premiums written by member companies in the lines of business in which the insolvent insurer operated. The Company has not received notification of any insolvency that is expected to result in a material guaranty fund assessment.

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The Asset Purchase Agreements of the ACG VIE securitizations (Note 4) provide that Pacific LifeCorp will guarantee the performance of certain obligations of ACG, as well as provide certain indemnifications, and that Pacific Life will assume certain obligations of ACG arising from the breach of certain representations and warranties under the Asset Purchase Agreements. Management believes that obligations, if any, related to these guarantees are not likely to have a material adverse effect on the Company’s consolidated financial statements. The financial debt obligations of the ACG VIE securitizations are non-recourse to the Company and are not guaranteed by the Company.

In connection with the operations of certain subsidiaries, the Company has made commitments to provide for additional capital funding as may be required.

See Note 2 for discussion of contingencies related to reinsurance of statutory reserves to affiliates.

See Note 9 for discussion of contingencies related to derivative instruments.

See Note 16 for discussion of other contingencies related to income taxes.

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STATEMENT OF ADDITIONAL INFORMATION

May 1, 2014

M’S VERSATILE PRODUCT VUL SURVIVORSHIP 3

PACIFIC SELECT EXEC SEPARATE ACCOUNT

M’s Versatile Product VUL Survivorship 3 is a last survivor variable life insurance policy offered by Pacific Life Insurance Company.

This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the Policy’s prospectus, dated May 1, 2014, which is available without charge upon written or telephone request to Pacific Life. Terms used in this SAI have the same meanings as in the prospectus, and some additional terms are defined particularly for this SAI. This SAI is incorporated by reference into the Policy’s prospectus.

Pacific Life Insurance Company

P.O. Box 2030

Omaha, NE 68103

(800) 800-7681

1

Financial Statements of Pacific Select Exec Separate Account SA-1

Financial Statements of Pacific Life Insurance Company PL-1

MORE ON THE OPTIONAL RIDERS

We offer optional Riders that provide extra benefits. Ask your life insurance producer for additional information about the Riders available with the Policy. Samples of the provisions for the extra optional benefits are available from us upon Written Request.

Enhanced Policy Split Option Rider

Allows the Policy to be split into two individual policies, without evidence of insurability. This Rider is available only to married couples. This Rider will be included automatically with all Policies where the older Insured is issue Age 79 or less, and where neither Insured has a substandard Risk Class or is uninsurable.

You may exercise this option within 90 days after the day that the Federal Unlimited Marital Deduction is actually reduced, as a result of the enactment of a new federal estate tax law, which because of the reduction, could result in an increase in the federal estate tax liability at the first death of the two Insureds under the Policy.

The exchange may be made to any single life policy that we regularly issue at the time of exchange, subject to our approval. We waive the surrender charge on your original Policy, but any surrender charges applicable to the new policy will apply to the new policies.

The face amount of each new policy may be for any amount you choose, up to one half of the Policy’s Face Amount, including the Face Amount under any ARTR-LS or SVER-LS attached to the Policy, both as of the date of the exchange. You must give your written consent if the face amounts of the two new policies are not equal. The original Policy’s Cash Surrender Value will be allocated as premiums to the two new policies in proportion to the face amount of the new policies. We will waive any Policy charge normally charged to cover our expenses arising from any state or federal tax charged to us due to the exchange. Policy Debt will also be split in proportion to the face amount of the new policies.

The Rider will terminate on the earliest of your Written Request, the date of the first death of the two Insureds, on lapse or termination of the Policy, when the older of the two Insureds reaches Age 80, or upon exercise of this Rider.

Policy Split Option Rider

Allows the Policy to be split into two individual policies subject to satisfactory evidence of insurability on each Insured. The exchange may be made to any individual flexible premium adjustable life insurance policy that we regularly issue at the time of exchange, subject to our approval. A $200 administrative fee may be deducted from the original Policy’s Accumulated Value on the effective date of the exchange. Although not anticipated, we reserve the right to charge for any state or federal taxes incurred upon exercise of this Rider.

The original Policy’s Accumulated Value, Policy Debt and Cash Surrender Value are split in proportion to the Face Amount. We waive the surrender charge on your original Policy.

The Rider will terminate on the date of the first death of the two Insureds, on lapse or termination of the Policy, or upon exercise of this Rider.

PREMIUM LIMITATIONS

Federal tax law puts limits on the amount of premium payments you can make in relation to your Policy’s Death Benefit. These limits apply in the following situations.

Guideline Premium Limit

If you have chosen the Guideline Premium Test as your Death Benefit Qualification Test, the total amount you can pay in premiums and still have your Policy qualify as life insurance is your Policy’s Guideline Premium Limit. The sum of the premiums paid, less any withdrawals, at any time cannot exceed the Guideline Premium Limit, which is the greater of:

• the guideline single premium or

• the sum of the guideline level annual premiums.

We may refuse to accept all or part of a premium payment if, by accepting it, you will exceed your Policy’s Guideline Premium Limit. If we find that you have exceeded your Guideline Premium Limit, we may remove all or part of a premium you have paid from your Policy as of the day we applied it, and return it to you. We will adjust the Death Benefit retroactively to that date to reflect the reduction in premium payments.

Your Policy’s guideline single premium and guideline level annual premiums appear on your Policy Specifications. Before you buy a Policy, you can ask us or your life insurance producer for a personalized Illustration that will show you the guideline single premium and guideline level annual premiums.

Modified Endowment Contract

A life insurance policy will become a Modified Endowment Contract if the sum of premium payments made during the first seven contract years, less a portion of withdrawals, exceeds the seven-pay limit defined in Section 7702A of the Internal Revenue Code. You will find a detailed discussion of Modified Endowment Contracts in VARIABLE LIFE INSURANCE AND YOUR TAXES in the prospectus.

Unless you have told us in writing that you want your Policy to become a Modified Endowment Contract, we will remove all or part of the premium payment from your Policy as of the day we applied it and return it to you. We will also adjust the Death Benefit retroactively to that date to reflect the reduction in premium payments. If we receive such a premium within 20 days before your Policy Anniversary, we will hold it and apply it to your Policy on the Policy Anniversary.

In both of these situations, if we remove an excess premium from your Policy, we will return the premium amount to you no later than 60 days after the end of the Policy Year. We may adjust the amount for interest or for changes in Accumulated Value that relate to the amount of the excess premium we are returning to you.

If we do not return the premium amount to you within that time, we will increase your Policy’s Death Benefit retroactively, to the day we applied the premium, and prospectively so that it is always the amount necessary to ensure your Policy qualifies as life insurance, or to prevent it from becoming a Modified Endowment Contract. If we increase your Death Benefit, we will adjust cost of insurance or Rider charges retroactively and prospectively to reflect the increase.

Increasing the Net Amount At Risk

An increase in the Net Amount At Risk occurs if the Policy’s Death Benefit is equal to the Minimum Death Benefit, or would be equal to it once we apply your premium payment. We may choose to accept your premium payment in this situation, but before we do so, we may require satisfactory evidence of the insurability of the Insured.

TRANSFER SERVICES

You may only participate in one transfer service at any time.

Dollar Cost Averaging

Our dollar cost averaging service allows you to make scheduled transfers of $50 or more between Variable Investment Options without paying a transfer fee. Here’s how the service works:

• You can set up this service at any time while your Policy is In Force.

• You need to complete a request form to enroll in the service. You may enroll by telephone or electronically if we have your completed telephone and electronic authorization on file.

• You must have at least $5,000 in a Variable Investment Option to start the service.

• We will automatically transfer Accumulated Value from one Variable Investment Option to one or more of the other Variable Investment Options you have selected.

• We will process transfers as of the end of the Business Day on your Policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you have chosen. We will not make the first transfer until after the Free Look Transfer Date in states that require us to return your premiums if you exercise your Free Look Right.

• We will not charge you for the dollar cost averaging service or for transfers made under this service, even if we decide to charge you in the future for transfers outside of the service, except if we have to by law.

• We have the right to discontinue, modify or suspend the service at any time.

• We will keep making transfers at the intervals you have chosen until one of the following happens:

• the total amount you have asked us to transfer has been transferred

• there is no more Accumulated Value in the Investment Option you are transferring from

• your Policy enters the grace period and is in danger of lapsing

• we receive your Written Request to cancel the service

•  we discontinue the service.

Portfolio Rebalancing

The portfolio rebalancing service automatically transfers your Policy’s Accumulated Value among the Variable Investment Options according to your original percentage allocations. Here’s how the service works:

• You can set up this service at any time while your Policy is In Force.

• You enroll in the service by completing a request form to enroll in the service.

• Unless you choose a different start date, your first rebalancing will take place at the end of the Business Day we receive your request. Subsequent rebalancing will take place at the end of the Business Day on your Policy’s quarterly, semi-annual or annual anniversary, depending on the interval you chose.

• You must be invested in two or more Variable Investment Options in order to elect portfolio rebalancing. The Fixed Options are not included in portfolio rebalancing.

• We will not make the first transfer until after the Free Look Transfer Date, if your Policy was issued in a state that requires us to return your premiums if you exercise your Free Look Right.

• If you cancel this service, you must wait 30 days to begin it again.

• We do not charge for the portfolio rebalancing service, and we do not currently charge for transfers made under this service.

• We can discontinue, suspend or change the service at any time.

First Year Transfer

Our first year transfer service allows you to make monthly transfers from the Fixed Account to the Variable Investment Options or the Fixed LT Account during the first 12 Policy months from the date your initial premium is applied to your Policy. Here’s how the service works:

• You enroll in the service when you apply for your Policy and include specific details on your application.

• You choose a regular amount to be transferred every month for 12 months.

• Transfers under the first year transfer service take place on your Policy’s Monthly Payment Date, starting on the first Monthly Payment Date following the Free Look Transfer Date.

• If you sign up for this service, we will waive the usual transfer limit for the Fixed Account during the first 12 Policy months from the date your initial premium is applied to your Policy.

• If we make the last transfer during the second Policy Year, we will not count it toward the usual one transfer per year limit for the Fixed Account.

• If the Accumulated Value in the Fixed Account is less than the amount to be transferred, we will transfer the balance and then cancel the service.

• If there is Accumulated Value remaining in the Fixed Account at the end of the service, the transfer limitations for the Fixed Account will apply.

• We do not charge for the first year transfer service, and we do not currently charge for transfers made under this service.

Fixed Option Interest Sweep

The Fixed Option interest sweep service allows you to make scheduled transfers of the accumulated interest earnings from your Fixed Account or Fixed LT Account to the Variable Investment Options. Here’s how the service works:

• You can set up this service at any time while your Policy is In Force.

• You enroll in the service by sending us a Written Request.

• You may enroll by telephone or electronically if we have your completed telephone and electronic authorization on file.

• If you cancel this service, you must wait 30 days to begin it again.

• We do not charge for the Fixed Option interest sweep service, and we do not currently charge for transfers made under this service.

• We can discontinue, suspend or change the service at any time.

• Interest earnings transferred from the Fixed Options to the Variable Investment Options are excluded from the transfer limitations.

WITHDRAWAL FEATURES

Automated Income Option

Our automated income option (“AIO”) program allows you to make scheduled withdrawals or loans. Here is how the program works:

• You can set up the income stream from your Policy on either a monthly or annual basis. Each scheduled income payment must be at least $500 if you choose to receive monthly payments, or $1,000 if you choose annual payments.

• You may choose to receive either a fixed amount of income or an amount based on a fixed duration. Depending upon your objectives, you may wish to reduce your Face Amount or change your Policy’s Death Benefit Option in order to maximize your income.

• You choose the scheduled income payment date. You may elect to have your income payments sent either by check or by electronic deposit to a bank account. The effective date of the withdrawal or loan will be the Business Day before any income payment date.

• If the scheduled income payment date falls on a weekend or holiday, the actual income payment date will be the Business Day before the scheduled income payment date.

• The withdrawal or loan will be taken from your Policy’s Investment Options in proportion to the Accumulated Value in each Investment Option.

Upon our receipt of your AIO request form, we will run a hypothetical Illustration to determine if your request can be fulfilled, or if any adjustments will be necessary. We use the Illustration to test your Policy for the minimum Net Cash Surrender Value requirement. Your Policy must continue to have an illustrated Net Cash Surrender Value at the maturity date sufficient to meet the minimum Accumulated Value required to allow for payment of Policy charges, including Policy loan interest.

Illustrations generally will be run at an annual gross earnings rate chosen by you, not to exceed 10%. No earnings rate used is a guarantee or indication of actual earnings.

We will complete an AIO agreement form, and send it and the Illustration to your life insurance producer for delivery to you. The AIO agreement form will confirm your income payment amount, frequency and duration, and will also confirm your Policy’s cost basis and other information about your elections under the AIO program.

Unless you request otherwise, distributions under the AIO program will be taken first as withdrawals if not taxable, then they will be taken as loans.

Payments under the AIO program will begin as scheduled once we receive your signed AIO agreement form. We will send you a letter confirming the date and amount of the first income payment.

The income payments will usually remain constant during each income period, unless there is insufficient Net Cash Surrender Value to make a payment. The duration of each income period is one year, except that the first income period may differ depending on the following:

• If the AIO program start date is six months or more from your next Policy Anniversary, the income period will end on the next Policy Anniversary. In this case, the first income period will last at least six months, but not more than one year.

• If the AIO program start date is less than six months from your next Policy Anniversary, the income period will extend to the following Policy Anniversary. In this case, the first income period will last at least one year, but no more than 18 months.

After the first income period, and each year you remain in the AIO program, we will run an Illustration after each Policy Anniversary. The Illustration will generally be run at a rate chosen by you, not to exceed a gross annual rate of 10%. Your Policy must continue to have an illustrated Net Cash Surrender Value at the maturity date sufficient to meet the minimum Accumulated Value required to allow for payment of Policy charges, including Policy loan interest. There is no charge for Illustrations we run in connection with the AIO program. They do not count toward your one free Illustration per year.

We will send you a letter and the Illustration to notify you of any changes in your income payment amount or duration. The new income payment amount will be effective on the income payment date following the previous income period.

Over time, your Policy’s actual performance, and perhaps your use of the Policy’s options are likely to vary from the assumptions used in the Illustrations. Changes in your Policy’s Investment Option allocations can impact your future values and income you receive. Your Policy may also be susceptible to lapse.

You are responsible to monitor your Policy’s Accumulated Value to ensure your Policy is not in danger of lapsing. You may need to make additional premium payments or loan repayments to prevent your Policy from lapsing. You will not receive a notice to remind you of your scheduled premium payments while you are in the AIO program.

MORE ON POLICY CHARGES

How We Calculate the Surrender Charge

If you surrender your Policy, a surrender charge may be assessed against your Policy’s Accumulated Value. It is based on the Age and Risk Class of both Insureds, as well as the Death Benefit Option you choose, for each $1,000 of the initial Face Amount of your Policy. Each Coverage Layer has a surrender charge, based on the Face Amount of each Coverage Layer and the Age and Risk Class of the Insured, and the Death Benefit Option, on the date each Coverage Layer is effective. If you increase your Policy’s Face Amount, we will send you a supplemental schedule of benefits that shows the surrender charge factors and associated with the increase.

An example
For a Policy:

•	• that insures a male non-smoker Age 56 and a female non-smoker, Age 53 when the Policy is issued
•	• with an initial Face Amount of $2,000,000
		For Death Benefit Option A or Option C the surrender charge is:	For Death Benefit Option B, the surrender charge is:
	First five Policy Years	$22,000.00 (($2,000,000 ÷ $1,000) × 11.00)	$28,920.00 (($2,000,000 ÷ $1,000) × 14.46)
	End of seventh Policy Year	$13,200.00	$17,352.00

($22,000.00 — (($22,000.00 ÷ 5) × 1/12 × 24 months))	($28,920.00 —(($28,920.00 ÷ 5) × 1/12 × 24 months))

During the Level Period, the Surrender Charge is equal to the initial amount. After the Level Period, the Surrender Charge decreases on each Monthly Payment Date by 1/12 of the Reduction Factor until it becomes zero after the End Year. The initial amount, Level Period, Reduction Factor, and End Year are shown in the Table of Surrender Charge Factors in the Policy Specifications.

The most we will assess on any surrendered Coverage Layer is $40.88 per $1,000 of Face Amount.

Please refer to your Policy and any supplemental schedule of benefits for surrender charges.

Changes in Face Amount

Net Premiums you pay are allocated to the Accumulated Value in your base Policy and any charges, withdrawals and distributions are subtracted from that Accumulated Value.

Instead, to determine the cost of insurance charge on each Coverage Layer, as described in the prospectus under YOUR POLICY’S ACCUMULATED VALUE, we discount the total Death Benefit for all Coverage Layers that would have been payable at the beginning of the Policy month and subtract the Accumulated Value in the base Policy at the beginning of the month before the monthly charge is due to determine the total Net Amount At Risk for all Coverage Layers. We then prorate the Net Amount At Risk for each Coverage Layer in the same proportion that the Face Amount of each Coverage Layer bears to the Total Face Amount for all Coverage Layers. The Net Amount At Risk for each Coverage Layer is multiplied by the current cost of insurance rate for that Coverage Layer.

If you elect Death Benefit Option C, your Death Benefit on the base Policy is your base Policy’s Face Amount plus any premium payments you make and less any withdrawals and distributions, subject to a maximum Death Benefit disclosed in your Policy Specifications. If you elect Death Benefit Option C and your Policy’s Death Benefit equals the maximum Death Benefit as shown in your Policy Specifications, the Death Benefit provided by each Coverage Layer will be reduced proportionately for purposes of calculating the Net Amount At Risk. Unless you tell us which Coverage Layer(s) to reduce.

MORE ON VARIABLE LIFE INSURANCE AND YOUR TAXES

This discussion about taxes is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). It is based on the Internal Revenue Code (the Tax Code) and does not cover any state or local tax laws. This is not a complete discussion of all federal income tax questions that may arise under the Policy. There are special rules that we do not include here that may apply in certain situations.

We do not make any guarantees about the tax status of your Policy, and you should not consider the discussion that follows to be tax advice. Speak to a qualified tax adviser for complete information about federal, state and local taxes that may apply to you.

We do not know whether the current treatment of life insurance policies under current federal income tax or estate or gift tax laws will continue. We also do not know whether the current interpretations of the laws by the IRS or the courts will remain the same. Future legislation may adversely change the tax treatment of life insurance policies, other tax consequences described in this discussion and in the Policy prospectus section VARIABLE LIFE INSURANCE AND YOUR TAXES or tax consequences that relate directly or indirectly to life insurance policies.

Mortality and Expense Charges

The Tax Code and tax regulations impose limitations on unreasonable mortality and expense charges for purposes of determining whether a policy qualifies as life insurance for federal tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid.

While the Treasury Department has issued proposed regulations about reasonable standards for mortality charges, the standards that apply to joint survivor life insurance policies are not entirely clear. While we believe that our mortality costs and other expenses used in calculating whether the Policy qualifies as life insurance are reasonable under current laws, we cannot be sure that the IRS agrees with us. We can change our mortality charges if we believe the changes are needed to ensure that your Policy qualifies as a life insurance contract.

Investor Control

For a variable life insurance policy to qualify for tax deferral, assets in the separate accounts supporting the Policy must be considered to be owned by the insurance company and not by the policy owner. Under current U.S. tax law, if a policy owner has excessive control over the investments made by a separate account, or the underlying fund, the policy owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of “investor control” the policy owner would not derive the tax benefits normally associated with variable life insurance.

The application of the investor control doctrine is subject to some uncertainty. Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the Policy or the relationship between the Policy and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given Policy, whether the Policy offers access to funds that are available to the general public, the number of transfers that a policy owner may make from one investment option to another, and the degree to which a policy owner may select or control particular investments.

With respect to this first aspect of investor control, we believe that the design of our Policies and the relationship between our Policies and the portfolios satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, we reserve the right to make such changes as we deem necessary or appropriate to reduce the risk that your Policy might not qualify as a life insurance policy for tax purposes.

The second way that impermissible investor control might exist concerns your actions. Under the IRS pronouncements, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular portfolio. You may not select or direct the purchase or sale of a particular investment of a portfolio. All investment decisions concerning the portfolios must be made by the portfolio manager for such portfolio in his or her sole and absolute discretion, and not by the policy owner.

Furthermore, under the IRS pronouncements, you may not communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by a portfolio.

Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the Policy. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from a portfolio such that you would not derive the tax benefits normally associated with variable life insurance. Although highly unlikely, such an event may have an adverse impact on the Fund and other Policies. We urge you to consult your own tax adviser with respect to the application of the investor control doctrine.

Comparison to Taxable Investments

With respect to taxable investments, current tax law generally provides for a maximum tax rate for individual taxpayers, or entities taxed at the individual level, of 15% on long-term capital gains and on certain “qualifying dividends” on corporate stock. The long-term capital gains rate does not apply to corporations. Corporations pay tax based upon the corporate tax rate, which, depending upon income, may be higher than the long-term capital tax rate for individuals. An individual taxpayer will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

These rules mean that for policyholders who are individuals the tax-related advantage of life insurance compared to certain taxable investments is reduced because the tax burden applicable to long-term capital gains and from certain “qualifying dividends” on corporate stock may be less than the individual’s ordinary income tax rate which is applied to taxable distributions from a life insurance Policy.

MORE ON PACIFIC LIFE AND THE POLICIES

How We Are Organized

Pacific Life was established on January 2, 1868 under the name, Pacific Mutual Life Insurance Company of California. It was reincorporated as Pacific Mutual Life Insurance Company on July 22, 1936. On September 1, 1997, Pacific Life converted from a mutual life insurance company to a stock life insurance company. Pacific Life redomesticated to Nebraska on September 1, 2005. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company, which in turn is a subsidiary of Pacific Mutual Holding Company, a mutual holding company.

Under their charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp. Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life’s annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company. They have the right to vote on the election of the Board of Directors of the mutual holding company and on other matters. They also have certain rights if the mutual holding company is liquidated or dissolved.

Distribution Arrangements

Pacific Select Distributors, Inc. (PSD), our subsidiary, acts as the distributor of the Policies. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. PSD is registered as a broker-dealer with the SEC and is a member of FINRA. We pay PSD for acting as distributor under a distribution agreement. We and PSD enter into selling agreements with broker-dealers whose registered representatives are authorized by state insurance departments to sell the Policies. Because this Policy was not offered before 2013, PSD was not paid any underwriting commissions with regard to this Policy.

PSD or an affiliate pays various sales compensation to broker-dealers that solicit applications for the Policies. PSD or an affiliate also may provide reimbursement for other expenses associated with the promotion and solicitation of applications for the Policies. Commissions are based on “target” premiums we determine. The commissions we pay vary with the agreement, but the most common schedule of commissions we pay is:

• 100% of premiums paid up to the first target premium

• 33.50% of premiums paid up to the second target premium

• 2.50% of premiums paid under targets 3-10

• 1.00% of premiums paid in excess of the 10th target premium.

The target premium for your policy equals your sales load target, as described under HOW PREMIUMS WORK – Deductions From Your Premiums in the prospectus. You will find the sales load target for your Policy in your Policy Specifications. The sales load target is equal to the Fixed LT Enhanced Guarantee Amount shown in your Policy Specifications.

Your life insurance producer typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the Policy, depending on the agreement between your life insurance producer and his or her firm. Pacific Life is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your life insurance producer how he/she will personally be compensated for the transaction.

PSD or an affiliate may pay broker-dealers an annual renewal commission of up to 0.10% of a Policy’s Accumulated Value less any Policy Debt. We calculate the renewal amount monthly and it becomes payable on each Policy Anniversary.

In addition to the commissions described above, we and/or an affiliate may pay additional cash compensation from their own resources in connection with the promotion and solicitation of applications for the Policies by some, but not all, broker-dealers. The range of additional cash compensation based on premiums payments usually ranges from 0% to 14.50% of premiums paid up to the first target premium, but generally does not exceed 1.00% of commissions paid on premium thereafter. Such additional compensation may give Pacific Life greater access to life insurance producers of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your life insurance producer may serve you better, this additional compensation also may afford Pacific Life a “preferred” status at the recipient broker-dealer and provide some other marketing benefit such as website placement, access to life insurance producer lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the life insurance producer market the Policies.

As of December 31, 2013, the following firms have arrangements in effect with PSD pursuant to which the firms entitled to receive a revenue sharing payment: Advanced Equities ,AIM Systems Inc, Arete Wealth Management, AXA advisors LLC, Benefit Funding Services ,Best Practice of America, Cambridge Inv Research Inc, Capital Investment Group, CBIZ Financial Group, CBIZ Financial Solutions Inc, CBIZ Special Risk Insurance, Cetera Investment Services LLC, CLA USA INC, Clark Securities, CMS National Services LLC, Commonwealth Equity, Copperstone Insurance Services, LLC, Crump Life Insurance Services Inc, CUNA Brokerage Services, Elite Partners LLC, Exclusive Marketing Organization (EMO), FAS Corp, First Allied Securities, First Heartland Corporation, FSC Securities Corp, Futurity First Insurance Group Inc, Geneos Wealth Management, Global View Capital Insurance, Highland Capital Brokerage Inc, Impact Relationship LLC, Independent Financial Group, Invest Financial Corp, Investment CTRS of America, Linsco Private Ledger Corp, Linsco Private Ledger Ins Assc Inc, Lion Street Financial LLC, Met Life Securities Inc, Money Concepts, National Insurance Corporation, National Planning Corp, National Securities Corporation, New England Securities, New FFR Insurance Services Inc, Next Financial Group, NFP Securities, NFPISI & NFP, Ogilvie Security Advisors Corp, One Resource Group Corp, P J Robb Variable Corp, Performance Partners Insurance Solutions LLC, PJ Robb, Ramkade Financial, Raymond James & Associates Inc, Raymond James Fin Svcs Inc, Royal Alliance, Sagepoint Financial, Saybrus Equity Services Inc, Saybrus Partners Inc., Securian Financial Services, Securities America, SFA Insurance Services, SII Investments Inc, Stratagic Partners, Summit Brokerage, Symetra Investment Services, The Ayco Services Agency, LP, The Leaders Group, Tower Square Securities Inc, Transamerica Financial Services, United Planners, Walnut Street Securities, Wealth Preservation & Management, William Stoddart, Windy City and Woodbury Financial Services.

We or our affiliates may also pay other override payments, expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset the broker-dealer’s expenses in connection with activities that it is required to perform, such as educating personnel and maintaining records. Life insurance producers may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

All of the compensation described in this section, and other compensation or benefits provided by us or our affiliates, may be more or less than the overall compensation on similar or other products and may influence your life insurance producer or broker-dealer to present this Policy over other investment options. You may ask your life insurance producer about these differing and divergent interests and how he/she and his/her broker-dealer are compensated for selling the Policy.

Portfolio managers of the underlying portfolios of Pacific Select Fund available under this Policy may from time to time bear all or a portion of the expenses of conferences or meetings sponsored by Pacific Life or PSD that are attended by, among others, life insurance producers of PSD, who would receive information and/or training regarding the Fund’s portfolios and their management by the portfolio managers in addition to information respecting the variable annuity and/or life insurance products issued by Pacific Life and its affiliates. Other persons may also attend all or a portion of any such conferences or meetings, including directors, officers and employees of Pacific Life, officers and trustees of Pacific Select Fund, and spouses/guests of the foregoing. The Pacific Select Fund’s Board of Trustees may hold meetings concurrently with such a conference or meeting. The Pacific Select Fund pays for the expenses of the meetings of its Board of Trustees, including the pro rata share of expenses for attendance by the Trustees at the concurrent conferences or meetings sponsored by Pacific Life or PSD. Additional expenses and promotional items may be paid for by Pacific Life and/or portfolio managers. PSD serves as the Pacific Select Fund’s distributor.

The Separate Account

The Separate Account was established on May 12, 1988 under California law under the authority of our Board of Directors, and is now governed by the laws of the State of Nebraska as a result of Pacific Life’s redomestication to Nebraska on September 1, 2005. It is registered with the SEC as a type of investment company called a unit investment trust. The SEC does not oversee the administration or investment practices or policies of the Separate Account.

The Separate Account is not the only investor in the Funds. Investments in the Funds by other separate accounts for variable annuity contracts and variable life insurance contracts could cause conflicts. For more information, please see the Statement of Additional Information for the Funds.

Performance

Performance information may appear in advertisements, sales literature, or reports to Policy Owners or prospective buyers.

Information about performance of any Variable Account of the Separate Account reflects only the performance of a hypothetical Policy. The calculations are based on allocating the hypothetical Policy’s Accumulated Value to the Variable Account during a particular time period.

Performance information is no guarantee of how a portfolio or Variable Account will perform in the future. You should keep in mind the investment objectives and policies, characteristics and quality of the portfolio of the Fund in which the Variable Account invests, and the market conditions during the period of time that’s shown.

We may show performance information in any way that’s allowed under the law that applies to it. This may include presenting a change in Accumulated Value due to the performance of one or more Variable Accounts, or as a change in a Policy Owner’s Death Benefit.

We may show performance as a change in Accumulated Value over time or in terms of the average annual compounded rate of return on Accumulated Value. This would be based on allocating premium payments for a hypothetical Policy to a particular Variable Account over certain periods of time, including one year, or from the day the Variable Account started operating. If a portfolio has existed for longer than its corresponding Variable Account, we may also show the hypothetical returns that the Variable Account would have achieved had it invested in the portfolio from the day the portfolio started operating.

Performance may reflect the deduction of all Policy charges including premium load, the cost of insurance, the administrative charge, and the mortality and expense risk charge. The different Death Benefit Options will result in different expenses for the cost of insurance, and the varying expenses will result in different Accumulated Values.

Performance may also reflect the deduction of the surrender charge, if it applies, by assuming the hypothetical Policy is surrendered at the end of the particular period. At the same time, we may give other performance figures that do not assume the Policy is surrendered and do not reflect any deduction of the surrender charge.

We may also show performance of the underlying portfolios based on the change in value of a hypothetical investment over time or in terms of the average annual compounded return over time. Performance of the portfolios will not reflect the deduction of Policy charges. If Policy charges were reflected, the performance would be lower.

In our advertisements, sales literature and reports to Policy Owners, we may compare performance information for a Variable Account to:

• other variable life separate accounts, mutual funds, or investment products tracked by research firms, rating services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria

• the Consumer Price Index, to assess the real rate of return from buying a Policy by taking inflation into consideration

• various indices that are unmanaged.

Reports and promotional literature may also contain our rating or a rating of our claims paying ability. These ratings are set by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

Yields

The yield or total return of any Variable Account or portfolio does not reflect the deduction of Policy charges.

Fidelity VIP Money Market Variable Account

The “yield” (also called “current yield”) of the Fidelity VIP Money Market Variable Account is computed in accordance with a standard method prescribed by the SEC. The net change in the Variable Account’s unit value during a seven-day period is divided by the unit value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is “annualized” by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The “effective yield” of the Fidelity VIP Money Market Variable Account is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The formula for effective yield is: [(Base Period Return + 1) (To the power of 365/7)] – 1.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Fidelity VIP Money Market portfolio are not included in the yield calculation.

Other Variable Accounts

“Yield” of the other Variable Accounts is computed in accordance with a different standard method prescribed by the SEC. For each Variable Account, the net investment income (investment income less expenses) per accumulation unit earned during a specified one month or 30-day period is divided by the unit value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30-day period for a year), according to the following formula, which assumes semiannual compounding:

YIELD = 2[(	a – b	+ 1) [6] – 1]
cd

where:

a =net investment income earned during the period by the underlying portfolio of the Variable Account,

b =expenses accrued for the period (net of reimbursements),

c =the average daily number of accumulation units outstanding during the period that were entitled to receive dividends, and

d =the unit value of the accumulation units on the last day of the period.

The Variable Accounts’ yields will vary from time to time depending upon market conditions, the composition of each portfolio and operating expenses of the Fund allocated to each portfolio. Consequently, any given performance quotation should not be considered representative of the Variable Account’s performance in the future. Yield should also be considered relative to changes in unit values and to the relative risks associated with the investment policies and objectives of the various portfolios. In addition, because performance will fluctuate, it may not provide a basis for comparing the yield of a Variable Account with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Fidelity VIP Money Market portfolio

Current yield for the Fidelity VIP Money Market portfolio will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular 7-day period, less a pro-rata share of portfolio expenses accrued over that period (the “base period”), and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. “Effective yield” for the Fidelity VIP Money Market portfolio assumes that all dividends received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield: [(Base Period Return + 1)(To the power of 365/7)] – 1.

Other portfolios

Quotations of yield for the remaining portfolios will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period (“net investment income”), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2[(	a – b	+ 1)[6] – 1]
cd

where:

a =dividends and interest earned during the period,

b =expenses accrued for the period (net of reimbursements),

c =the average daily number of shares outstanding during the period that were entitled to receive dividends, and

d =the maximum offering price per share on the last day of the period.

Quotations of average annual total return for a portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the portfolio over certain periods that will include a period of one year (or, if less, up to the life of the portfolio), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return for the period, n = the number of periods, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

Financial Statements

The next several pages contain the statements of assets and liabilities of each of the Variable Accounts of Pacific Select Exec Separate Account as of December 31, 2013, the related statements of operations for the year or period then ended, and the statements of changes in net assets and financial highlights for each of the periods presented.

These are followed by the consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries as of December 31, 2013 and 2012 and the related consolidated statements of operations, comprehensive income, equity and cash flows for each of the three years in the period ended December 31, 2013, which are included in this SAI so you can assess our ability to meet our obligations under the Policies.

Independent Registered Public Accounting Firm and Independent Auditors

The consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries as of December 31, 2013 and 2012 and the related consolidated statements of operations, comprehensive income, equity and cash flows for each of the three years in the period ended December 31, 2013 have been audited by Deloitte & Touche LLP, 695 Town Center Drive, Suite 1200, Costa Mesa, California 92626, independent auditors, as stated in their report appearing herein, and the statements of assets and liabilities of each of the Variable Accounts of Pacific Select Exec Separate Account as of December 31, 2013, and the related statements of operations for the year or period then ended and the statements of changes in net assets and financial highlights for each of the periods presented as included in this SAI have been audited by Deloitte & Touche LLP, 695 Town Center Drive, Suite 1200, Costa Mesa, California 92626, independent registered public accounting firm, as stated in their report appearing herein, which reports are both included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

Form No. 15-41434-01

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

Pacific Life Insurance Company:

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of Pacific Select Exec Separate Account of Pacific Life Insurance Company (the “Separate Account”) comprised of Cash Management, Diversified Bond, Floating Rate Income, Floating Rate Loan, High Yield Bond, Inflation Managed, Inflation Protected, Managed Bond, Short Duration Bond, Emerging Markets Debt, American Funds® Growth, American Funds Growth-Income, Comstock, Dividend Growth, Equity Index, Focused 30, Growth (formerly named Growth LT), Large-Cap Growth, Large-Cap Value, Long/Short Large-Cap, Main Street® Core, Mid-Cap Equity, Mid-Cap Growth, Mid-Cap Value, Small-Cap Equity, Small-Cap Growth, Small-Cap Index, Small-Cap Value, Value Advantage, Health Sciences, Real Estate, Technology, Emerging Markets, International Large-Cap, International Small-Cap, International Value, Currency Strategies, Global Absolute Return, Precious Metals, American Funds Asset Allocation, Pacific Dynamix – Conservative Growth, Pacific Dynamix – Moderate Growth, Pacific Dynamix – Growth, Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, Portfolio Optimization Aggressive-Growth, Invesco V.I. International Growth Series II, American Century VP Mid Cap Value Class II, BlackRock® Basic Value V.I. Class III, BlackRock Global Allocation V.I. Class III, Dreyfus Appreciation Service Shares, Fidelity® VIP Contrafund® Service Class 2, Fidelity VIP Freedom Income Service Class 2, Fidelity VIP Freedom 2010 Service Class 2, Fidelity VIP Freedom 2015 Service Class 2, Fidelity VIP Freedom 2020 Service Class 2, Fidelity VIP Freedom 2025 Service Class 2, Fidelity VIP Freedom 2030 Service Class 2, Fidelity VIP Freedom 2035 Service Class 2, Fidelity VIP Freedom 2045 Service Class 2, Fidelity VIP Growth Service Class 2, Fidelity VIP Mid Cap Service Class 2, Fidelity VIP Value Strategies Service Class 2, Templeton Foreign Securities Class 2,Templeton Global Bond Securities Class 2, GE Investments Total Return Class 3, Janus Aspen Series Overseas Service Class, Janus Aspen Series Enterprise Service Class, Lazard Retirement U.S. Strategic Equity Service Class, ClearBridge Variable Aggressive Growth – Class II (formerly named Legg Mason ClearBridge Variable Aggressive Growth – Class II), ClearBridge Variable Mid Cap Core – Class II (formerly named Legg Mason ClearBridge Variable Mid Cap Core – Class II), Lord Abbett Developing Growth Class VC, Lord Abbett Fundamental Equity Class VC, Lord Abbett Total Return Class VC, Variable Account I, Variable Account II, Variable Account III, Variable Account V, MFS® New Discovery Series Service Class, MFS Utilities Series Service Class, Neuberger Berman Socially Responsive I Class, Oppenheimer Global Fund/VA Service Shares, PIMCO Global Multi-Asset – Advisor Class, Royce Micro-Cap Service Class, T. Rowe Price Blue Chip Growth – II, T. Rowe Price Equity Income – II, and Van Eck VIP Global Hard Assets Initial Class Variable Accounts (collectively, the “Variable Accounts”) as of December 31, 2013, the related statements of operations for the year or period then ended, and the statements of changes in net assets and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of mutual fund investments owned by Pacific Life Insurance Company as of December 31, 2013, by correspondence with the transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Variable Accounts constituting Pacific Select Exec Separate Account of Pacific Life Insurance Company as of December 31, 2013, the results of their operations for the year or period then ended, and the changes in their net assets and financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Costa Mesa, California

February 28, 2014

PACIFIC SELECT EXEC SEPARATE ACCOUNT

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2013

Variable Accounts	Underlying Portfolios/Funds	Shares	Cost	Value

	Pacific Select Fund
Cash Management	Cash Management Class I *	17,198,411	$173,452,593	$173,452,257
Diversified Bond	Diversified Bond Class I *	2,350,807	19,102,212	19,043,954
Floating Rate Income	Floating Rate Income Class I *	108,638	1,095,823	1,111,095
Floating Rate Loan	Floating Rate Loan Class I *	3,440,016	20,933,467	21,046,814
High Yield Bond	High Yield Bond Class I *	13,720,240	85,741,314	92,784,264
Inflation Managed	Inflation Managed Class I *	10,756,259	121,131,528	104,173,842
Inflation Protected	Inflation Protected Class I *	143,070	1,514,609	1,401,446
Managed Bond	Managed Bond Class I *	29,273,404	328,609,216	330,627,733
Short Duration Bond	Short Duration Bond Class I *	6,387,365	60,270,399	60,416,237
Emerging Markets Debt	Emerging Markets Debt Class I *	307,278	3,246,445	3,110,442
American Funds® Growth	American Funds Growth Class I *	5,710,749	43,207,738	69,489,499
American Funds Growth-Income	American Funds Growth-Income Class I *	4,143,265	37,232,754	57,623,996
Comstock	Comstock Class I *	4,251,961	34,448,983	47,386,499
Dividend Growth	Dividend Growth Class I *	4,014,926	39,589,358	52,975,132
Equity Index	Equity Index Class I *	12,919,519	359,593,329	522,578,459
Focused 30	Focused 30 Class I *	1,509,733	18,401,890	25,152,204
Growth	Growth Class I *	11,024,738	182,566,897	197,881,432
Large-Cap Growth	Large-Cap Growth Class I *	6,355,609	32,403,259	45,152,979
Large-Cap Value	Large-Cap Value Class I *	7,326,310	81,765,454	116,501,180
Long/Short Large-Cap	Long/Short Large-Cap Class I *	1,066,560	8,217,032	10,182,000
Main Street® Core	Main Street Core Class I *	7,129,481	134,755,216	183,977,349
Mid-Cap Equity	Mid-Cap Equity Class I *	8,029,554	92,762,885	108,778,325
Mid-Cap Growth	Mid-Cap Growth Class I *	5,137,525	42,796,221	48,916,171
Mid-Cap Value	Mid-Cap Value Class I *	973,803	11,334,840	12,735,576
Small-Cap Equity	Small-Cap Equity Class I *	1,051,073	12,753,537	16,605,676
Small-Cap Growth	Small-Cap Growth Class I *	3,035,709	30,121,966	39,442,905
Small-Cap Index	Small-Cap Index Class I *	13,136,667	149,887,111	225,520,756
Small-Cap Value	Small-Cap Value Class I *	4,568,549	55,058,730	68,744,435
Value Advantage	Value Advantage Class I *	9,932	110,179	116,006
Health Sciences	Health Sciences Class I *	2,229,486	30,544,235	50,078,037
Real Estate	Real Estate Class I *	5,306,393	67,085,111	88,092,955
Technology	Technology Class I *	2,963,509	13,725,924	15,255,259
Emerging Markets	Emerging Markets Class I *	8,925,593	120,330,584	142,031,499
International Large-Cap	International Large-Cap Class I *	19,833,007	121,834,395	158,031,149
International Small-Cap	International Small-Cap Class I *	1,505,681	9,925,729	12,231,090
International Value	International Value Class I *	12,613,727	154,217,371	148,927,965
Currency Strategies	Currency Strategies Class I *	10,851	112,584	111,267
Global Absolute Return	Global Absolute Return Class I *	99,591	968,576	982,475
Precious Metals	Precious Metals Class I *	186,700	958,306	821,482
American Funds Asset Allocation	American Funds Asset Allocation Class I *	856,433	13,742,495	16,315,024
Pacific Dynamix - Conservative Growth	Pacific Dynamix - Conservative Growth Class I *	241,333	2,886,004	3,080,311
Pacific Dynamix - Moderate Growth	Pacific Dynamix - Moderate Growth Class I *	908,622	12,232,410	13,917,217
Pacific Dynamix - Growth	Pacific Dynamix - Growth Class I *	1,083,934	15,131,377	17,789,910
Portfolio Optimization Conservative	Portfolio Optimization Conservative Class I *	2,386,365	24,581,347	26,035,721
Portfolio Optimization Moderate-Conservative	Portfolio Optimization Moderate-Conservative Class I *	4,458,151	44,223,278	50,533,923
Portfolio Optimization Moderate	Portfolio Optimization Moderate Class I *	19,637,309	191,090,620	228,766,379
Portfolio Optimization Growth	Portfolio Optimization Growth Class I *	25,464,404	244,678,567	304,790,121
Portfolio Optimization Aggressive-Growth	Portfolio Optimization Aggressive-Growth Class I *	10,258,163	97,483,474	124,205,314

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. International Growth Series II	Invesco V.I. International Growth Series II	153,354	4,836,690	5,348,994

	American Century Variable Portfolios, Inc.
American Century VP Mid Cap Value Class II	American Century VP Mid Cap Value Class II	399,880	6,511,370	7,389,789

	BlackRock® Variable Series Funds, Inc.
BlackRock Basic Value V.I. Class III	BlackRock Basic Value V.I. Class III	1,062,364	14,381,017	18,432,011
BlackRock Global Allocation V.I. Class III	BlackRock Global Allocation V.I. Class III	3,599,351	51,295,660	56,077,896

	Dreyfus Variable Investment Fund
Dreyfus Appreciation Service Shares	Dreyfus Appreciation Service Shares	3,319	149,063	158,303

See Notes to Financial Statements

See explanation of symbol on page SA-3

PACIFIC SELECT EXEC SEPARATE ACCOUNT

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2013

Variable Accounts	Underlying Portfolios/Funds	Shares	Cost	Value

	Fidelity® Variable Insurance Products Funds
Fidelity VIP Contrafund® Service Class 2	Fidelity VIP Contrafund Service Class 2	1,634,919	$36,650,401	$55,211,223
Fidelity VIP Freedom Income Service Class 2	Fidelity VIP Freedom Income Service Class 2	107,720	1,143,375	1,168,762
Fidelity VIP Freedom 2010 Service Class 2	Fidelity VIP Freedom 2010 Service Class 2	71,700	792,030	877,605
Fidelity VIP Freedom 2015 Service Class 2	Fidelity VIP Freedom 2015 Service Class 2	255,194	2,815,087	3,156,750
Fidelity VIP Freedom 2020 Service Class 2	Fidelity VIP Freedom 2020 Service Class 2	671,774	7,401,261	8,424,045
Fidelity VIP Freedom 2025 Service Class 2	Fidelity VIP Freedom 2025 Service Class 2	499,187	5,516,126	6,449,502
Fidelity VIP Freedom 2030 Service Class 2	Fidelity VIP Freedom 2030 Service Class 2	660,906	7,087,824	8,446,383
Fidelity VIP Freedom 2035 Service Class 2	Fidelity VIP Freedom 2035 Service Class 2	33,681	584,071	642,969
Fidelity VIP Freedom 2045 Service Class 2	Fidelity VIP Freedom 2045 Service Class 2	37,679	625,850	683,125
Fidelity VIP Growth Service Class 2	Fidelity VIP Growth Service Class 2	105,274	4,482,543	5,955,363
Fidelity VIP Mid Cap Service Class 2	Fidelity VIP Mid Cap Service Class 2	1,087,078	30,605,352	38,699,991
Fidelity VIP Value Strategies Service Class 2	Fidelity VIP Value Strategies Service Class 2	356,387	4,308,110	5,153,362

	Franklin Templeton Variable Insurance Products Trust
Templeton Foreign Securities Class 2	Templeton Foreign Securities Class 2	479,190	7,641,560	8,261,227
Templeton Global Bond Securities Class 2	Templeton Global Bond Securities Class 2	2,322,809	43,611,908	43,204,254

	GE Investments Funds, Inc.
GE Investments Total Return Class 3	GE Investments Total Return Class 3	91,101	1,641,530	1,699,024

	Janus Aspen Series
Janus Aspen Series Overseas Service Shares	Janus Aspen Series Overseas Service Shares	536,082	20,863,876	21,936,482
Janus Aspen Series Enterprise Service Shares	Janus Aspen Series Enterprise Service Shares	90,364	4,037,837	5,132,650

	Lazard Retirement Series, Inc.
Lazard Retirement U.S. Strategic Equity Service Class	Lazard Retirement U.S. Strategic Equity Service Class	91,376	986,780	1,098,340

	Legg Mason Partners Variable Equity Trust
ClearBridge Variable Aggressive Growth - Class II	ClearBridge Variable Aggressive Growth - Class II	353,197	8,344,336	9,324,402
ClearBridge Variable Mid Cap Core - Class II	ClearBridge Variable Mid Cap Core - Class II	959,381	14,208,610	17,892,447

	Lord Abbett Series Fund, Inc.
Lord Abbett Developing Growth Class VC	Lord Abbett Developing Growth Class VC	122,947	2,804,692	2,918,770
Lord Abbett Fundamental Equity Class VC	Lord Abbett Fundamental Equity Class VC	575,502	10,561,209	12,102,797
Lord Abbett Total Return Class VC	Lord Abbett Total Return Class VC	70,634	1,161,313	1,145,676

	M Fund, Inc.
I	M International Equity	5,257,042	61,046,384	69,130,106
II	M Large Cap Growth	1,768,503	27,027,795	43,752,760
III	M Capital Appreciation	1,707,063	37,378,320	50,716,838
V	M Large Cap Value	1,647,855	17,678,210	22,690,966

	MFS® Variable Insurance Trust
MFS New Discovery Series Service Class	MFS New Discovery Series Service Class	634,254	10,677,168	13,332,012
MFS Utilities Series Service Class	MFS Utilities Series Service Class	430,396	11,646,783	13,544,555

	Neuberger Berman Advisers Management Trust
Neuberger Berman Socially Responsive I Class	Neuberger Berman Socially Responsive I Class	6,370	127,901	138,363

	Oppenheimer Variable Account Funds
Oppenheimer Global Fund/VA Service Shares	Oppenheimer Global Fund/VA Service Shares	28,563	1,079,301	1,155,929

	PIMCO Variable Insurance Trust
PIMCO Global Multi-Asset - Advisor Class	PIMCO Global Multi-Asset - Advisor Class	631,765	7,889,910	7,189,483

	Royce Capital Fund
Royce Micro-Cap Service Class	Royce Micro-Cap Service Class	158,508	1,800,164	2,016,219

	T. Rowe Price Equity Series, Inc.
T. Rowe Price Blue Chip Growth - II	T. Rowe Price Blue Chip Growth - II *	2,714,587	36,999,598	50,355,589
T. Rowe Price Equity Income - II	T. Rowe Price Equity Income - II	2,197,439	45,818,058	62,363,320

	Van Eck VIP Trust
Van Eck VIP Global Hard Assets Initial Class	Van Eck VIP Global Hard Assets Initial Class	1,785,254	56,278,211	56,039,125

*	The variable accounts did not receive any dividends or capital gains distributions from the underlying portfolios/funds during the reporting period (See Note 3 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2013

	Variable Accounts
	Cash Management	Diversified Bond	Floating Rate Income	Floating Rate Loan	High Yield Bond	Inflation Managed	Inflation Protected
ASSETS
Investments in mutual funds, at value	$173,452,257	$19,043,954	$1,111,095	$21,046,814	$92,784,264	$104,173,842	$1,401,446
Receivables:
Due from Pacific Life Insurance Company	269,094	-	-	103,860	54,219	93,589	7,136
Investments sold	-	9,224	-	-	-	-	-
Total Assets	173,721,351	19,053,178	1,111,095	21,150,674	92,838,483	104,267,431	1,408,582
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	-	9,219	-	-	-	-	-
Investments purchased	269,284	-	-	103,876	54,136	93,674	7,137
Total Liabilities	269,284	9,219	-	103,876	54,136	93,674	7,137
NET ASSETS	$173,452,067	$19,043,959	$1,111,095	$21,046,798	$92,784,347	$104,173,757	$1,401,445
Units Outstanding	7,411,295	1,384,959	108,683	1,963,634	1,458,347	1,863,131	135,740
Accumulation Unit Value	$23.40	$13.75	$10.22	$10.72	$63.62	$55.91	$10.32
Cost of Investments	$173,452,593	$19,102,212	$1,095,823	$20,933,467	$85,741,314	$121,131,528	$1,514,609
	Managed Bond	Short Duration Bond	Emerging Markets Debt	American Funds Growth	American Funds Growth-Income	Comstock	Dividend Growth
ASSETS
Investments in mutual funds, at value	$330,627,733	$60,416,237	$3,110,442	$69,489,499	$57,623,996	$47,386,499	$52,975,132
Receivables:
Due from Pacific Life Insurance Company	136,636	66,121	1,387	-	29,869	-	-
Investments sold	-	-	-	1,705	-	3,245	6,939
Total Assets	330,764,369	60,482,358	3,111,829	69,491,204	57,653,865	47,389,744	52,982,071
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	-	-	-	1,726	-	3,065	6,887
Investments purchased	136,584	66,107	1,385	-	34,053	-	-
Total Liabilities	136,584	66,107	1,385	1,726	34,053	3,065	6,887
NET ASSETS	$330,627,785	$60,416,251	$3,110,444	$69,489,478	$57,619,812	$47,386,679	$52,975,184
Units Outstanding	5,362,756	4,795,771	300,584	3,542,126	3,191,171	2,579,254	2,609,334
Accumulation Unit Value	$61.65	$12.60	$10.35	$19.62	$18.06	$18.37	$20.30
Cost of Investments	$328,609,216	$60,270,399	$3,246,445	$43,207,738	$37,232,754	$34,448,983	$39,589,358
	Equity Index	Focused 30	Growth	Large-Cap Growth	Large-Cap Value	Long/Short Large-Cap	Main Street Core
ASSETS
Investments in mutual funds, at value	$522,578,459	$25,152,204	$197,881,432	$45,152,979	$116,501,180	$10,182,000	$183,977,349
Receivables:
Due from Pacific Life Insurance Company	-	-	-	-	4,218	2,857	-
Investments sold	41,986	8,947	36,400	31,348	-	-	80,926
Total Assets	522,620,445	25,161,151	197,917,832	45,184,327	116,505,398	10,184,857	184,058,275
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	41,704	8,923	36,360	31,335	-	-	80,909
Investments purchased	-	-	-	-	3,848	2,842	-
Total Liabilities	41,704	8,923	36,360	31,335	3,848	2,842	80,909
NET ASSETS	$522,578,741	$25,152,228	$197,881,472	$45,152,992	$116,501,550	$10,182,015	$183,977,366
Units Outstanding	6,499,445	1,244,868	2,928,479	3,802,112	4,753,645	693,301	2,339,373
Accumulation Unit Value	$80.40	$20.20	$67.57	$11.88	$24.51	$14.69	$78.64
Cost of Investments	$359,593,329	$18,401,890	$182,566,897	$32,403,259	$81,765,454	$8,217,032	$134,755,216

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2013

	Variable Accounts
	Mid-Cap Equity	Mid-Cap Growth	Mid-Cap Value	Small-Cap Equity	Small-Cap Growth	Small-Cap Index	Small-Cap Value
ASSETS
Investments in mutual funds, at value	$108,778,325	$48,916,171	$12,735,576	$16,605,676	$39,442,905	$225,520,756	$68,744,435
Receivables:
Due from Pacific Life Insurance Company	-	-	-	17,156	-	-	10,372
Investments sold	114,613	22,379	4,031	-	28,954	60,140	-
Total Assets	108,892,938	48,938,550	12,739,607	16,622,832	39,471,859	225,580,896	68,754,807
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	114,404	22,492	4,052	-	28,868	60,412	-
Investments purchased	-	-	-	17,084	-	-	10,349
Total Liabilities	114,404	22,492	4,052	17,084	28,868	60,412	10,349
NET ASSETS	$108,778,534	$48,916,058	$12,735,555	$16,605,748	$39,442,991	$225,520,484	$68,744,458
Units Outstanding	3,018,583	3,219,018	498,596	651,676	1,753,971	7,403,781	1,800,314
Accumulation Unit Value	$36.04	$15.20	$25.54	$25.48	$22.49	$30.46	$38.18
Cost of Investments	$92,762,885	$42,796,221	$11,334,840	$12,753,537	$30,121,966	$149,887,111	$55,058,730
	Value Advantage	Health Sciences	Real Estate	Technology	Emerging Markets	International Large-Cap	International Small-Cap
ASSETS
Investments in mutual funds, at value	$116,006	$50,078,037	$88,092,955	$15,255,259	$142,031,499	$158,031,149	$12,231,090
Receivables:
Due from Pacific Life Insurance Company	-	-	39,540	-	-	67,139	-
Investments sold	-	9,482	-	3,111	26,189	-	3,032
Total Assets	116,006	50,087,519	88,132,495	15,258,370	142,057,688	158,098,288	12,234,122
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	-	9,468	-	3,122	26,315	-	3,011
Investments purchased	-	-	39,593	-	-	67,291	-
Total Liabilities	-	9,468	39,593	3,122	26,315	67,291	3,011
NET ASSETS	$116,006	$50,078,051	$88,092,902	$15,255,248	$142,031,373	$158,030,997	$12,231,111
Units Outstanding	9,931	1,320,901	1,845,862	1,688,983	3,251,471	9,938,692	994,721
Accumulation Unit Value	$11.68	$37.91	$47.72	$9.03	$43.68	$15.90	$12.30
Cost of Investments	$110,179	$30,544,235	$67,085,111	$13,725,924	$120,330,584	$121,834,395	$9,925,729
	International Value	Currency Strategies	Global Absolute Return	Precious Metals	American Funds Asset Allocation	Pacific Dynamix - Conservative Growth	Pacific Dynamix - Moderate Growth
ASSETS
Investments in mutual funds, at value	$148,927,965	$111,267	$982,475	$821,482	$16,315,024	$3,080,311	$13,917,217
Receivables:
Due from Pacific Life Insurance Company	11,710	1,385	-	13,749	207,544	652	8,425
Total Assets	148,939,675	112,652	982,475	835,231	16,522,568	3,080,963	13,925,642
LIABILITIES
Payables:
Investments purchased	11,758	1,385	-	13,749	207,544	652	8,434
Total Liabilities	11,758	1,385	-	13,749	207,544	652	8,434
NET ASSETS	$148,927,917	$111,267	$982,475	$821,482	$16,315,024	$3,080,311	$13,917,208
Units Outstanding	5,000,840	11,086	102,063	107,583	779,135	198,457	805,602
Accumulation Unit Value	$29.78	$10.04	$9.63	$7.64	$20.94	$15.52	$17.28
Cost of Investments	$154,217,371	$112,584	$968,576	$958,306	$13,742,495	$2,886,004	$12,232,410

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2013

	Variable Accounts
	Pacific Dynamix - Growth	Portfolio Optimization Conservative	Portfolio Optimization Moderate- Conservative	Portfolio Optimization Moderate	Portfolio Optimization Growth	Portfolio Optimization Aggressive- Growth	Invesco V.I. International Growth Series II
ASSETS
Investments in mutual funds, at value	$17,789,910	$26,035,721	$50,533,923	$228,766,379	$304,790,121	$124,205,314	$5,348,994
Receivables:
Due from Pacific Life Insurance Company	11,985	-	-	-	58,280	40,552	47
Investments sold	-	108,420	608,927	79,530	-	-	-
Total Assets	17,801,895	26,144,141	51,142,850	228,845,909	304,848,401	124,245,866	5,349,041
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	-	108,412	608,954	79,534	-	-	-
Investments purchased	11,988	-	-	-	58,203	40,564	43
Total Liabilities	11,988	108,412	608,954	79,534	58,203	40,564	43
NET ASSETS	$17,789,907	$26,035,729	$50,533,896	$228,766,375	$304,790,198	$124,205,302	$5,348,998
Units Outstanding	930,513	2,306,800	4,324,913	19,114,004	24,897,615	10,069,033	430,205
Accumulation Unit Value	$19.12	$11.29	$11.68	$11.97	$12.24	$12.34	$12.43
Cost of Investments	$15,131,377	$24,581,347	$44,223,278	$191,090,620	$244,678,567	$97,483,474	$4,836,690
	American Century VP Mid Cap Value Class II	BlackRock Basic Value V.I. Class III	BlackRock Global Allocation V.I. Class III	Dreyfus Appreciation Service Shares	Fidelity VIP Contrafund Service Class 2	Fidelity VIP Freedom Income Service Class 2	Fidelity VIP Freedom 2010 Service Class 2
ASSETS
Investments in mutual funds, at value	$7,389,789	$18,432,011	$56,077,896	$158,303	$55,211,223	$1,168,762	$877,605
Receivables:
Due from Pacific Life Insurance Company	4,681	2,099	-	1,093	-	44	-
Investments sold	-	-	5,284	-	23,569	-	-
Total Assets	7,394,470	18,434,110	56,083,180	159,396	55,234,792	1,168,806	877,605
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	-	-	5,271	-	23,637	-	2
Investments purchased	4,679	2,094	-	1,093	-	43	-
Total Liabilities	4,679	2,094	5,271	1,093	23,637	43	2
NET ASSETS	$7,389,791	$18,432,016	$56,077,909	$158,303	$55,211,155	$1,168,763	$877,603
Units Outstanding	535,505	1,031,554	2,921,329	14,318	2,737,871	93,667	67,455
Accumulation Unit Value	$13.80	$17.87	$19.20	$11.06	$20.17	$12.48	$13.01
Cost of Investments	$6,511,370	$14,381,017	$51,295,660	$149,063	$36,650,401	$1,143,375	$792,030

	Fidelity VIP Freedom 2015 Service Class 2	Fidelity VIP Freedom 2020 Service Class 2	Fidelity VIP Freedom 2025 Service Class 2	Fidelity VIP Freedom 2030 Service Class 2	Fidelity VIP Freedom 2035 Service Class 2	Fidelity VIP Freedom 2045 Service Class 2	Fidelity VIP Growth Service Class 2
ASSETS
Investments in mutual funds, at value	$3,156,750	$8,424,045	$6,449,502	$8,446,383	$642,969	$683,125	$5,955,363
Receivables:
Due from Pacific Life Insurance Company	-	2,171	1,134	999	-	41	-
Investments sold	-	-	-	-	-	-	1,454
Total Assets	3,156,750	8,426,216	6,450,636	8,447,382	642,969	683,166	5,956,817
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	1	-	-	-	-	-	1,448
Investments purchased	-	2,166	1,129	996	-	41	-
Total Liabilities	1	2,166	1,129	996	-	41	1,448
NET ASSETS	$3,156,749	$8,424,050	$6,449,507	$8,446,386	$642,969	$683,125	$5,955,369
Units Outstanding	245,377	672,260	498,012	677,750	49,518	52,055	318,727
Accumulation Unit Value	$12.86	$12.53	$12.95	$12.46	$12.98	$13.12	$18.68
Cost of Investments	$2,815,087	$7,401,261	$5,516,126	$7,087,824	$584,071	$625,850	$4,482,543

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2013

	Variable Accounts
	Fidelity VIP Mid Cap Service Class 2	Fidelity VIP Value Strategies Service Class 2	Templeton Foreign Securities Class 2	Templeton Global Bond Securities Class 2	GE Investments Total Return Class 3	Janus Aspen Series Overseas Service Shares	Janus Aspen Series Enterprise Service Shares
ASSETS
Investments in mutual funds, at value	$38,699,991	$5,153,362	$8,261,227	$43,204,254	$1,699,024	$21,936,482	$5,132,650
Receivables:
Due from Pacific Life Insurance Company	-	-	75,065	7,645	151	-	398
Investments sold	5,389	4,713	-	-	-	2,966	-
Total Assets	38,705,380	5,158,075	8,336,292	43,211,899	1,699,175	21,939,448	5,133,048
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	5,309	4,706	-	-	-	3,121	-
Investments purchased	-	-	75,064	7,608	151	-	397
Total Liabilities	5,309	4,706	75,064	7,608	151	3,121	397
NET ASSETS	$38,700,071	$5,153,369	$8,261,228	$43,204,291	$1,699,024	$21,936,327	$5,132,651
Units Outstanding	1,709,116	274,620	612,091	3,549,663	128,612	1,958,426	299,659
Accumulation Unit Value	$22.64	$18.77	$13.50	$12.17	$13.21	$11.20	$17.13
Cost of Investments	$30,605,352	$4,308,110	$7,641,560	$43,611,908	$1,641,530	$20,863,876	$4,037,837
	Lazard Retirement U.S. Strategic Equity Service Class	ClearBridge Variable Aggressive Growth - Class II	ClearBridge Variable Mid Cap Core - Class II	Lord Abbett Developing Growth Class VC	Lord Abbett Fundamental Equity Class VC	Lord Abbett Total Return Class VC	I
ASSETS
Investments in mutual funds, at value	$1,098,340	$9,324,402	$17,892,447	$2,918,770	$12,102,797	$1,145,676	$69,130,106
Receivables:
Due from Pacific Life Insurance Company	15	2,427	5,947	-	-	5,318	43,023
Investments sold	-	-	-	49,063	26,637	-	-
Total Assets	1,098,355	9,326,829	17,898,394	2,967,833	12,129,434	1,150,994	69,173,129
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	-	-	-	49,064	26,620	-	-
Investments purchased	17	2,428	5,954	-	-	5,318	43,086
Total Liabilities	17	2,428	5,954	49,064	26,620	5,318	43,086
NET ASSETS	$1,098,338	$9,324,401	$17,892,440	$2,918,769	$12,102,814	$1,145,676	$69,130,043
Units Outstanding	84,359	541,048	1,106,581	187,471	791,610	117,785	1,916,959
Accumulation Unit Value	$13.02	$17.23	$16.17	$15.57	$15.29	$9.73	$36.06
Cost of Investments	$986,780	$8,344,336	$14,208,610	$2,804,692	$10,561,209	$1,161,313	$61,046,384
	II	III	V	MFS New Discovery Series Service Class	MFS Utilities Series Service Class	Neuberger Berman Socially Responsive I Class	Oppenheimer Global Fund/VA Service Shares
ASSETS
Investments in mutual funds, at value	$43,752,760	$50,716,838	$22,690,966	$13,332,012	$13,544,555	$138,363	$1,155,929
Receivables:
Due from Pacific Life Insurance Company	30,646	38,702	58,359	62,654	600	-	424
Total Assets	43,783,406	50,755,540	22,749,325	13,394,666	13,545,155	138,363	1,156,353
LIABILITIES
Payables:
Investments purchased	30,666	38,697	58,566	62,656	583	-	424
Total Liabilities	30,666	38,697	58,566	62,656	583	-	424
NET ASSETS	$43,752,740	$50,716,843	$22,690,759	$13,332,010	$13,544,572	$138,363	$1,155,929
Units Outstanding	1,131,359	802,176	994,668	683,662	894,580	11,460	100,254
Accumulation Unit Value	$38.67	$63.22	$22.81	$19.50	$15.14	$12.07	$11.53
Cost of Investments	$27,027,795	$37,378,320	$17,678,210	$10,677,168	$11,646,783	$127,901	$1,079,301

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2013

	Variable Accounts
	PIMCO Global Multi-Asset - Advisor Class	Royce Micro-Cap Service Class	T. Rowe Price Blue Chip Growth - II	T. Rowe Price Equity Income - II	Van Eck VIP Global Hard Assets Initial Class
ASSETS
Investments in mutual funds, at value	$7,189,483	$2,016,219	$50,355,589	$62,363,320	$56,039,125
Receivables:
Due from Pacific Life Insurance Company	-	2,644	53,266	-	1,057
Investments sold	6,920	-	-	85	-
Total Assets	7,196,403	2,018,863	50,408,855	62,363,405	56,040,182
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	6,993	-	-	199	-
Investments purchased	-	2,681	53,289	-	1,073
Total Liabilities	6,993	2,681	53,289	199	1,073
NET ASSETS	$7,189,410	$2,016,182	$50,355,566	$62,363,206	$56,039,109
Units Outstanding	784,478	152,971	2,403,200	3,604,155	2,061,594
Accumulation Unit Value	$9.16	$13.18	$20.95	$17.30	$27.18
Cost of Investments	$7,889,910	$1,800,164	$36,999,598	$45,818,058	$56,278,211

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2013

	Variable Accounts
	Cash Management	Diversified Bond	Floating Rate Income (1)	Floating Rate Loan	High Yield Bond	Inflation Managed	Inflation Protected
INVESTMENT INCOME
Dividends from mutual fund investments (2)	$-	$-	$-	$-	$-	$-	$-
Net Investment Income	-	-	-	-	-	-	-
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of mutual fund investments	(1,578)	(1,543,076)	1,900	(518,062)	843,723	(2,803,629)	(15,211)
Capital gain distributions from mutual fund investments (2)	-	-	-	-	-	-	-
Realized Gain (Loss) on Investments	(1,578)	(1,543,076)	1,900	(518,062)	843,723	(2,803,629)	(15,211)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	1,198	1,322,436	15,272	1,170,140	5,710,162	(9,241,186)	(137,104)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($380)	($220,640)	$17,172	$652,078	$6,553,885	($12,044,815)	($152,315)
	Managed Bond	Short Duration Bond	Emerging Markets Debt	American Funds Growth	American Funds Growth-Income	Comstock	Dividend Growth
INVESTMENT INCOME
Dividends from mutual fund investments (2)	$-	$-	$-	$-	$-	$-	$-
Net Investment Income	-	-	-	-	-	-	-
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of mutual fund investments	518,482	37,346	(31,798)	3,006,747	40,722	2,117,798	1,756,078
Capital gain distributions from mutual fund investments (2)	-	-	-	-	-	-	-
Realized Gain (Loss) on Investments	518,482	37,346	(31,798)	3,006,747	40,722	2,117,798	1,756,078
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(8,553,620)	191,683	(151,527)	12,223,379	13,720,736	9,509,264	10,473,885
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($8,035,138)	$229,029	($183,325)	$15,230,126	$13,761,458	$11,627,062	$12,229,963
	Equity Index	Focused 30	Growth	Large-Cap Growth	Large-Cap Value	Long/Short Large-Cap	Main Street Core
INVESTMENT INCOME
Dividends from mutual fund investments (2)	$-	$-	$-	$-	$-	$-	$-
Net Investment Income	-	-	-	-	-	-	-
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of mutual fund investments	11,043,099	1,653,621	(4,445,524)	2,064,165	(191,681)	(10,908)	(1,170,472)
Capital gain distributions from mutual fund investments (2)	-	-	-	-	-	-	-
Realized Gain (Loss) on Investments	11,043,099	1,653,621	(4,445,524)	2,064,165	(191,681)	(10,908)	(1,170,472)
CHANGE IN NET UNREALIZED APPRECIATION ON INVESTMENTS	119,801,992	5,390,666	56,633,476	10,652,605	29,008,753	2,328,522	47,131,043
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$130,845,091	$7,044,287	$52,187,952	$12,716,770	$28,817,072	$2,317,614	$45,960,571

(1) Operations commenced during 2013 (See Note 1 in Notes to Financial Statements).

(2) See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2013

	Variable Accounts
	Mid-Cap Equity	Mid-Cap Growth	Mid-Cap Value	Small-Cap Equity	Small-Cap Growth	Small-Cap Index	Small-Cap Value
INVESTMENT INCOME
Dividends from mutual fund investments (1)	$-	$-	$-	$-	$-	$-	$-
Net Investment Income	-	-	-	-	-	-	-
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of mutual fund investments	(6,175,727)	2,344,382	1,230,122	190,309	1,839,674	398,409	3,757,639
Capital gain distributions from mutual fund investments (1)	-	-	-	-	-	-	-
Realized Gain (Loss) on Investments	(6,175,727)	2,344,382	1,230,122	190,309	1,839,674	398,409	3,757,639
CHANGE IN NET UNREALIZED APPRECIATION ON INVESTMENTS	36,386,526	10,197,984	1,327,681	3,674,204	8,224,700	62,921,602	13,340,273
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$30,210,799	$12,542,366	$2,557,803	$3,864,513	$10,064,374	$63,320,011	$17,097,912
	Value Advantage (2)	Health Sciences	Real Estate	Technology	Emerging Markets	International Large-Cap	International Small-Cap
INVESTMENT INCOME
Dividends from mutual fund investments (1)	$-	$-	$-	$-	$-	$-	$-
Net Investment Income	-	-	-	-	-	-	-
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of mutual fund investments	944	4,016,805	2,230,180	(626,816)	5,106,098	833,920	(517,372)
Capital gain distributions from mutual fund investments (1)	-	-	-	-	-	-	-
Realized Gain (Loss) on Investments	944	4,016,805	2,230,180	(626,816)	5,106,098	833,920	(517,372)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	5,827	13,811,438	(744,500)	3,472,934	5,869,862	23,327,943	3,086,460
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,771	$17,828,243	$1,485,680	$2,846,118	$10,975,960	$24,161,863	$2,569,088
	International Value	Currency Strategies (2)	Global Absolute Return (2)	Precious Metals (2)	American Funds Asset Allocation	Pacific Dynamix - Conservative Growth	Pacific Dynamix - Moderate Growth
INVESTMENT INCOME
Dividends from mutual fund investments (1)	$-	$-	$-	$-	$-	$-	$-
Net Investment Income	-	-	-	-	-	-	-
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of mutual fund investments	(11,165,459)	(2,905)	(39,779)	(2,036)	162,999	25,317	122,423
Capital gain distributions from mutual fund investments (1)	-	-	-	-	-	-	-
Realized Gain (Loss) on Investments	(11,165,459)	(2,905)	(39,779)	(2,036)	162,999	25,317	122,423
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	37,778,693	(1,318)	13,900	(136,825)	2,236,735	215,872	1,432,158
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$26,613,234	($4,223)	($25,879)	($138,861)	$2,399,734	$241,189	$1,554,581

(1) See Note 3 in Notes to Financial Statements.

(2) Operations commenced during 2013 (See Note 1 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2013

	Variable Accounts
	Pacific Dynamix - Growth	Portfolio Optimization Conservative	Portfolio Optimization Moderate- Conservative	Portfolio Optimization Moderate	Portfolio Optimization Growth	Portfolio Optimization Aggressive- Growth	Invesco V.I. International Growth Series II
INVESTMENT INCOME
Dividends from mutual fund investments (1)	$-	$-	$-	$-	$-	$-	$36,824
Net Investment Income	-	-	-	-	-	-	36,824
REALIZED GAIN ON INVESTMENTS
Realized gain on sale of mutual fund investments	143,642	723,897	978,074	2,514,573	3,521,888	1,426,338	157,948
Capital gain distributions from mutual fund investments (1)	-	-	-	-	-	-	-
Realized Gain on Investments	143,642	723,897	978,074	2,514,573	3,521,888	1,426,338	157,948
CHANGE IN NET UNREALIZED APPRECIATION ON INVESTMENTS	2,309,683	62,952	3,049,487	23,702,289	42,326,153	20,015,766	425,532
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,453,325	$786,849	$4,027,561	$26,216,862	$45,848,041	$21,442,104	$620,304
	American Century VP Mid Cap Value Class II	BlackRock Basic Value V.I. Class III	BlackRock Global Allocation V.I. Class III	Dreyfus Appreciation Service Shares (2)	Fidelity VIP Contrafund Service Class 2	Fidelity VIP Freedom Income Service Class 2	Fidelity VIP Freedom 2010 Service Class 2
INVESTMENT INCOME
Dividends from mutual fund investments (1)	$59,896	$194,806	$565,666	$6,423	$416,787	$14,730	$12,391
Net Investment Income	59,896	194,806	565,666	6,423	416,787	14,730	12,391
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of mutual fund investments	421,943	1,879,459	1,119,210	(974)	1,772,270	21,135	11,823
Capital gain distributions from mutual fund investments (1)	52,966	-	2,243,501	-	14,595	9,977	9,812
Realized Gain (Loss) on Investments	474,909	1,879,459	3,362,711	(974)	1,786,865	31,112	21,635
CHANGE IN NET UNREALIZED APPRECIATION ON INVESTMENTS	782,736	2,747,219	3,160,239	9,240	11,444,499	10,268	67,994
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,317,541	$4,821,484	$7,088,616	$14,689	$13,648,151	$56,110	$102,020
	Fidelity VIP Freedom 2015 Service Class 2	Fidelity VIP Freedom 2020 Service Class 2	Fidelity VIP Freedom 2025 Service Class 2	Fidelity VIP Freedom 2030 Service Class 2	Fidelity VIP Freedom 2035 Service Class 2	Fidelity VIP Freedom 2045 Service Class 2	Fidelity VIP Growth Service Class 2
INVESTMENT INCOME
Dividends from mutual fund investments (1)	$45,586	$125,362	$98,616	$117,721	$8,826	$9,840	$2,428
Net Investment Income	45,586	125,362	98,616	117,721	8,826	9,840	2,428
REALIZED GAIN ON INVESTMENTS
Realized gain on sale of mutual fund investments	38,273	87,679	317,837	122,844	6,328	19,234	357,181
Capital gain distributions from mutual fund investments (1)	38,330	104,432	89,567	106,621	4,560	6,638	3,694
Realized Gain on Investments	76,603	192,111	407,404	229,465	10,888	25,872	360,875
CHANGE IN NET UNREALIZED APPRECIATION ON INVESTMENTS	247,197	814,461	476,221	1,098,340	58,744	55,948	1,234,524
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$369,386	$1,131,934	$982,241	$1,445,526	$78,458	$91,660	$1,597,827

(1) See Note 3 in Notes to Financial Statements.

(2) Operations commenced during 2013 (See Note 1 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2013

	Variable Accounts
	Fidelity VIP Mid Cap Service Class 2	Fidelity VIP Value Strategies Service Class 2	Templeton Foreign Securities Class 2	Templeton Global Bond Securities Class 2	GE Investments Total Return Class 3	Janus Aspen Series Overseas Service Shares	Janus Aspen Series Enterprise Service Shares
INVESTMENT INCOME
Dividends from mutual fund investments (1)	$95,985	$32,559	$66,270	$2,193,895	$20,857	$862,996	$18,238
Net Investment Income	95,985	32,559	66,270	2,193,895	20,857	862,996	18,238
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of mutual fund investments	1,258,367	842,214	195,335	(841,928)	34,921	(4,622,955)	1,059,183
Capital gain distributions from mutual fund investments (1)	4,602,869	-	-	566,434	80,030	-	-
Realized Gain (Loss) on Investments	5,861,236	842,214	195,335	(275,494)	114,951	(4,622,955)	1,059,183
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	4,586,646	471,930	567,794	(1,258,054)	25,670	7,099,446	302,540
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,543,867	$1,346,703	$829,399	$660,347	$161,478	$3,339,487	$1,379,961
	Lazard Retirement U.S. Strategic Equity Service Class	ClearBridge Variable Aggressive Growth - Class II	ClearBridge Variable Mid Cap Core - Class II	Lord Abbett Developing Growth Class VC	Lord Abbett Fundamental Equity Class VC	Lord Abbett Total Return Class VC (2)	I
INVESTMENT INCOME
Dividends from mutual fund investments (1)	$9,131	$2,981	$6,367	$-	$39,573	$17,635	$1,545,446
Net Investment Income	9,131	2,981	6,367	-	39,573	17,635	1,545,446
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of mutual fund investments	98,674	524,418	221,805	181,860	1,666,042	(67)	(3,233,152)
Capital gain distributions from mutual fund investments (1)	100,777	382,432	1,172,243	220,753	2,132,658	60	-
Realized Gain (Loss) on Investments	199,451	906,850	1,394,048	402,613	3,798,700	(7)	(3,233,152)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	46,041	922,688	2,378,019	117,451	1,112,180	(15,637)	11,606,047
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$254,623	$1,832,519	$3,778,434	$520,064	$4,950,453	$1,991	$9,918,341
	II	III	V	MFS New Discovery Series Service Class	MFS Utilities Series Service Class	Neuberger Berman Socially Responsive I Class (2)	Oppenheimer Global Fund/ VA Service Shares (2)
INVESTMENT INCOME
Dividends from mutual fund investments (1)	$217,756	$-	$513,290	$-	$269,465	$424	$99
Net Investment Income	217,756	-	513,290	-	269,465	424	99
REALIZED GAIN ON INVESTMENTS
Realized gain on sale of mutual fund investments	1,609,413	1,590,002	1,566,656	91,771	2,067,729	711	2,701
Capital gain distributions from mutual fund investments (1)	2,082,389	4,377,267	1,762,523	81,352	239,786	-	-
Realized Gain on Investments	3,691,802	5,967,269	3,329,179	173,123	2,307,515	711	2,701
CHANGE IN NET UNREALIZED APPRECIATION ON INVESTMENTS	7,949,220	9,438,848	1,755,998	2,903,578	173,722	10,462	76,628
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,858,778	$15,406,117	$5,598,467	$3,076,701	$2,750,702	$11,597	$79,428

(1) See Note 3 in Notes to Financial Statements.

(2) Operations commenced during 2013 (See Note 1 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2013

	Variable Accounts
	PIMCO Global Multi-Asset - Advisor Class	Royce Micro-Cap Service Class	T. Rowe Price Blue Chip Growth - II	T. Rowe Price Equity Income - II	Van Eck VIP Global Hard Assets Initial Class
INVESTMENT INCOME
Dividends from mutual fund investments (1)	$267,294	$6,365	$-	$717,751	$399,691
Net Investment Income	267,294	6,365	-	717,751	399,691
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of mutual fund investments	(122,795)	25,230	3,310,902	2,862,175	4,361,473
Capital gain distributions from mutual fund investments (1)	-	50,471	-	-	1,142,551
Realized Gain (Loss) on Investments	(122,795)	75,701	3,310,902	2,862,175	5,504,024
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(755,186)	258,010	10,220,875	10,062,495	(455,279)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($610,687)	$340,076	$13,531,777	$13,642,421	$5,448,436

(1) See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year/Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2013	2012	2013	2012

	Cash Management		Diversified Bond		Floating Rate Income (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$2,083	$-	$548,610	$-
Realized gain (loss) on investments	(1,578)	(10,826)	(1,543,076)	(1,058,830)	1,900
Change in net unrealized appreciation on investments	1,198	8,740	1,322,436	1,838,626	15,272
Net Increase (Decrease) in Net Assets Resulting from Operations	(380)	(3)	(220,640)	1,328,406	17,172
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	158,117,706	117,801,858	1,353,217	1,265,591	7,736
Transfers between variable and fixed accounts, net	(104,430,031)	(59,050,267)	550,979	3,511,541	1,110,097
Policy maintenance charges	(19,324,009)	(20,355,241)	(1,096,238)	(1,109,705)	(23,898)
Policy benefits and terminations	(56,677,301)	(71,092,497)	(627,402)	(572,185)	-
Other	(945,628)	(132,665)	(210,261)	(70,446)	(12)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(23,259,263)	(32,828,812)	(29,705)	3,024,796	1,093,923
NET INCREASE (DECREASE) IN NET ASSETS	(23,259,643)	(32,828,815)	(250,345)	4,353,202	1,111,095
NET ASSETS
Beginning of Year or Period	196,711,710	229,540,525	19,294,304	14,941,102	-
End of Year or Period	$173,452,067	$196,711,710	$19,043,959	$19,294,304	$1,111,095

	Floating Rate Loan		High Yield Bond		Inflation Managed
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$488,368	$-	$6,311,009	$-	$3,457,301
Realized gain (loss) on investments	(518,062)	(357,479)	843,723	1,789,956	(2,803,629)	23,348,959
Change in net unrealized appreciation (depreciation) on investments	1,170,140	503,968	5,710,162	5,111,666	(9,241,186)	(12,764,824)
Net Increase (Decrease) in Net Assets Resulting from Operations	652,078	634,857	6,553,885	13,212,631	(12,044,815)	14,041,436
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	1,403,253	826,114	4,839,608	5,138,701	5,810,030	8,642,876
Transfers between variable and fixed accounts, net	9,374,342	3,668,544	(9,353,447)	4,153,735	(19,870,624)	2,879,793
Policy maintenance charges	(808,340)	(578,019)	(4,450,458)	(4,726,147)	(5,780,068)	(7,056,606)
Policy benefits and terminations	(647,404)	(372,477)	(3,449,425)	(4,140,221)	(8,980,025)	(12,283,919)
Other	(75,805)	80,424	(425,204)	(496,743)	(6,974,238)	(836,065)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	9,246,046	3,624,586	(12,838,926)	(70,675)	(35,794,925)	(8,653,921)
NET INCREASE (DECREASE) IN NET ASSETS	9,898,124	4,259,443	(6,285,041)	13,141,956	(47,839,740)	5,387,515
NET ASSETS
Beginning of Year	11,148,674	6,889,231	99,069,388	85,927,432	152,013,497	146,625,982
End of Year	$21,046,798	$11,148,674	$92,784,347	$99,069,388	$104,173,757	$152,013,497

(1) Operations commenced during 2013 (See Note 1 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year/Period Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2013	2012	2013	2012

	Inflation Protected		Managed Bond		Short Duration Bond
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$6,138	$-	$18,386,842	$-	$404,702
Realized gain (loss) on investments	(15,211)	10,690	518,482	1,960,034	37,346	3,254
Change in net unrealized appreciation (depreciation) on investments	(137,104)	58,377	(8,553,620)	16,289,177	191,683	1,190,151
Net Increase (Decrease) in Net Assets Resulting from Operations	(152,315)	75,205	(8,035,138)	36,636,053	229,029	1,598,107
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	109,267	104,522	18,447,556	17,920,317	3,738,748	3,306,788
Transfers between variable and fixed accounts, net	291,179	(74,476)	(8,198,989)	12,286,725	11,536,654	4,415,984
Policy maintenance charges	(56,654)	(75,908)	(16,878,888)	(18,164,782)	(3,134,577)	(2,962,092)
Policy benefits and terminations	(75,340)	(3,096)	(14,347,522)	(20,413,941)	(2,914,919)	(5,454,786)
Other	(4,061)	(19,421)	(16,124,333)	(599,066)	111,216	(36,956)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	264,391	(68,379)	(37,102,176)	(8,970,747)	9,337,122	(731,062)
NET INCREASE (DECREASE) IN NET ASSETS	112,076	6,826	(45,137,314)	27,665,306	9,566,151	867,045
NET ASSETS
Beginning of Year	1,289,369	1,282,543	375,765,099	348,099,793	50,850,100	49,983,055
End of Year	$1,401,445	$1,289,369	$330,627,785	$375,765,099	$60,416,251	$50,850,100

	Emerging Markets Debt (1)		American Funds Growth		American Funds Growth-Income
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$23,848	$-	$85,841	$-	$447,194
Realized gain (loss) on investments	(31,798)	5,582	3,006,747	2,258,689	40,722	(949,842)
Change in net unrealized appreciation (depreciation) on investments	(151,527)	15,524	12,223,379	5,804,753	13,720,736	6,565,600
Net Increase (Decrease) in Net Assets Resulting from Operations	(183,325)	44,954	15,230,126	8,149,283	13,761,458	6,062,952
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	165,174	37,860	4,362,218	4,486,022	3,608,946	3,282,418
Transfers between variable and fixed accounts, net	2,080,507	1,088,453	5,102,445	(3,913,293)	4,155,806	1,096,716
Policy maintenance charges	(82,061)	(15,343)	(3,284,483)	(3,300,977)	(2,914,577)	(2,784,050)
Policy benefits and terminations	(3,018)	-	(2,674,334)	(2,286,282)	(2,023,383)	(2,015,478)
Other	(16,143)	(6,614)	(149,518)	(275,298)	(164,225)	(730,202)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	2,144,459	1,104,356	3,356,328	(5,289,828)	2,662,567	(1,150,596)
NET INCREASE IN NET ASSETS	1,961,134	1,149,310	18,586,454	2,859,455	16,424,025	4,912,356
NET ASSETS
Beginning of Year or Period	1,149,310	-	50,903,024	48,043,569	41,195,787	36,283,431
End of Year or Period	$3,110,444	$1,149,310	$69,489,478	$50,903,024	$57,619,812	$41,195,787

(1) Operations commenced on May 2, 2012.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2013	2012	2013	2012

	Comstock		Dividend Growth		Equity Index
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$567,128	$-	$659,954	$-	$9,753,076
Realized gain on investments	2,117,798	2,399,499	1,756,078	538,536	11,043,099	5,760,612
Change in net unrealized appreciation on investments	9,509,264	1,992,821	10,473,885	3,452,820	119,801,992	44,057,415
Net Increase in Net Assets Resulting from Operations	11,627,062	4,959,448	12,229,963	4,651,310	130,845,091	59,571,103
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	2,890,566	2,459,578	2,780,498	2,530,826	21,267,162	21,351,648
Transfers between variable and fixed accounts, net	5,938,923	(51,433)	2,554,839	8,046,917	(12,215,640)	(738,718)
Policy maintenance charges	(2,176,342)	(1,941,000)	(2,308,957)	(2,108,368)	(21,258,693)	(21,266,865)
Policy benefits and terminations	(1,467,923)	(1,335,767)	(3,106,879)	(1,509,960)	(17,981,977)	(19,732,164)
Other	(276,141)	(92,465)	(261,173)	(325,479)	(1,117,285)	(1,354,922)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	4,909,083	(961,087)	(341,672)	6,633,936	(31,306,433)	(21,741,021)
NET INCREASE IN NET ASSETS	16,536,145	3,998,361	11,888,291	11,285,246	99,538,658	37,830,082
NET ASSETS
Beginning of Year	30,850,534	26,852,173	41,086,893	29,801,647	423,040,083	385,210,001
End of Year	$47,386,679	$30,850,534	$52,975,184	$41,086,893	$522,578,741	$423,040,083

	Focused 30		Growth		Large-Cap Growth
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$-	$-	$1,430,163	$-	$-
Realized gain (loss) on investments	1,653,621	5,405,525	(4,445,524)	52,953,944	2,064,165	6,057,037
Change in net unrealized appreciation (depreciation) on investments	5,390,666	503,878	56,633,476	(27,658,951)	10,652,605	(56,915)
Net Increase in Net Assets Resulting from Operations	7,044,287	5,909,403	52,187,952	26,725,156	12,716,770	6,000,122
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	1,788,007	2,328,085	9,431,163	10,972,606	2,530,978	2,893,946
Transfers between variable and fixed accounts, net	(4,995,010)	(8,402,636)	(5,006,205)	(5,552,993)	(1,115,285)	(1,329,445)
Policy maintenance charges	(1,563,264)	(1,813,052)	(10,103,740)	(10,236,159)	(2,299,187)	(3,067,130)
Policy benefits and terminations	(1,229,544)	(1,266,543)	(9,639,628)	(10,822,084)	(2,046,406)	(2,179,293)
Other	(229,344)	(249,924)	(811,795)	(548,475)	(208,138)	(384,499)
Net Decrease in Net Assets Derived from Policy Transactions	(6,229,155)	(9,404,070)	(16,130,205)	(16,187,105)	(3,138,038)	(4,066,421)
NET INCREASE (DECREASE) IN NET ASSETS	815,132	(3,494,667)	36,057,747	10,538,051	9,578,732	1,933,701
NET ASSETS
Beginning of Year	24,337,096	27,831,763	161,823,725	151,285,674	35,574,260	33,640,559
End of Year	$25,152,228	$24,337,096	$197,881,472	$161,823,725	$45,152,992	$35,574,260

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2013	2012	2013	2012

	Large-Cap Value		Long/Short Large-Cap		Main Street Core
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$1,767,421	$-	$44,402	$-	$1,536,847
Realized gain (loss) on investments	(191,681)	888,056	(10,908)	284,187	(1,170,472)	5,751,192
Change in net unrealized appreciation on investments	29,008,753	10,638,954	2,328,522	573,054	47,131,043	16,035,338
Net Increase in Net Assets Resulting from Operations	28,817,072	13,294,431	2,317,614	901,643	45,960,571	23,323,377
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	4,844,492	5,378,533	391,558	359,737	8,781,034	8,976,914
Transfers between variable and fixed accounts, net	1,301,048	1,838,572	2,469,320	(318,138)	(4,543,059)	(1,526,387)
Policy maintenance charges	(4,825,539)	(5,439,265)	(326,214)	(271,058)	(9,196,585)	(9,317,312)
Policy benefits and terminations	(4,780,329)	(4,437,215)	(120,722)	(85,406)	(8,473,147)	(9,472,958)
Other	(672,209)	(382,577)	18,107	(2,085)	(796,399)	(278,435)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(4,132,537)	(3,041,952)	2,432,049	(316,950)	(14,228,156)	(11,618,178)
NET INCREASE IN NET ASSETS	24,684,535	10,252,479	4,749,663	584,693	31,732,415	11,705,199
NET ASSETS
Beginning of Year	91,817,015	81,564,536	5,432,352	4,847,659	152,244,951	140,539,752
End of Year	$116,501,550	$91,817,015	$10,182,015	$5,432,352	$183,977,366	$152,244,951

	Mid-Cap Equity		Mid-Cap Growth		Mid-Cap Value
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$624,124	$-	$173,202	$-	$47,486
Realized gain (loss) on investments	(6,175,727)	9,785,630	2,344,382	12,190,805	1,230,122	(424,762)
Change in net unrealized appreciation (depreciation) on investments	36,386,526	(3,702,204)	10,197,984	(9,525,306)	1,327,681	1,143,132
Net Increase in Net Assets Resulting from Operations	30,210,799	6,707,550	12,542,366	2,838,701	2,557,803	765,856
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	5,198,580	6,031,378	2,948,694	3,042,335	768,984	486,165
Transfers between variable and fixed accounts, net	(6,126,287)	(6,352,117)	(1,861,398)	(582,238)	6,003,443	(2,033,933)
Policy maintenance charges	(4,710,827)	(5,192,618)	(2,273,707)	(2,432,892)	(531,163)	(348,694)
Policy benefits and terminations	(4,918,499)	(5,017,429)	(1,941,265)	(1,980,712)	(432,708)	(212,541)
Other	(213,236)	(383,107)	(221,346)	(275,395)	(40,168)	(24,443)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(10,770,269)	(10,913,893)	(3,349,022)	(2,228,902)	5,768,388	(2,133,446)
NET INCREASE (DECREASE) IN NET ASSETS	19,440,530	(4,206,343)	9,193,344	609,799	8,326,191	(1,367,590)
NET ASSETS
Beginning of Year	89,338,004	93,544,347	39,722,714	39,112,915	4,409,364	5,776,954
End of Year	$108,778,534	$89,338,004	$48,916,058	$39,722,714	$12,735,555	$4,409,364

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year/Period Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2013	2012	2013	2012

	Small-Cap Equity		Small-Cap Growth		Small-Cap Index
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$194,534	$-	$24,082	$-	$1,768,663
Realized gain (loss) on investments	190,309	(336,360)	1,839,674	3,959,814	398,409	(4,156,757)
Change in net unrealized appreciation (depreciation) on investments	3,674,204	1,716,887	8,224,700	(390,685)	62,921,602	27,335,418
Net Increase in Net Assets Resulting from Operations	3,864,513	1,575,061	10,064,374	3,593,211	63,320,011	24,947,324
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	818,511	810,264	2,293,897	2,132,545	8,042,386	8,191,145
Transfers between variable and fixed accounts, net	1,921,886	532,228	1,569,302	(1,427,264)	2,452,667	(8,625,870)
Policy maintenance charges	(679,967)	(614,538)	(1,830,376)	(1,762,877)	(9,365,361)	(8,957,098)
Policy benefits and terminations	(648,976)	(759,851)	(2,014,124)	(2,256,309)	(8,175,002)	(9,919,894)
Other	38,031	(29,099)	(200,638)	(9,526)	(281,971)	325,136
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	1,449,485	(60,996)	(181,939)	(3,323,431)	(7,327,281)	(18,986,581)
NET INCREASE IN NET ASSETS	5,313,998	1,514,065	9,882,435	269,780	55,992,730	5,960,743
NET ASSETS
Beginning of Year	11,291,750	9,777,685	29,560,556	29,290,776	169,527,754	163,567,011
End of Year	$16,605,748	$11,291,750	$39,442,991	$29,560,556	$225,520,484	$169,527,754

	Small-Cap Value		Value Advantage (1)		Health Sciences
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$1,063,276	$-		$-	$-
Realized gain on investments	3,757,639	5,096,283	944		4,016,805	3,816,584
Change in net unrealized appreciation (depreciation) on investments	13,340,273	(577,779)	5,827		13,811,438	2,186,324
Net Increase in Net Assets Resulting from Operations	17,097,912	5,581,780	6,771		17,828,243	6,002,908
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	3,534,433	3,499,293	803		2,307,359	2,062,480
Transfers between variable and fixed accounts, net	357,589	(1,204,616)	110,642		1,735,389	5,115,636
Policy maintenance charges	(2,776,658)	(2,917,454)	(2,217)		(2,025,977)	(1,536,805)
Policy benefits and terminations	(2,656,304)	(2,524,912)	-		(1,701,541)	(1,379,605)
Other	(289,403)	(465,741)	7		89,150	(205,757)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(1,830,343)	(3,613,430)	109,235		404,380	4,055,949
NET INCREASE IN NET ASSETS	15,267,569	1,968,350	116,006		18,232,623	10,058,857
NET ASSETS
Beginning of Year or Period	53,476,889	51,508,539	-		31,845,428	21,786,571
End of Year or Period	$68,744,458	$53,476,889	$116,006		$50,078,051	$31,845,428

(1) Operations commenced during 2013 (See Note 1 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2013	2012	2013	2012

	Real Estate		Technology		Emerging Markets
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$1,042,308	$-	$-	$-	$978,123
Realized gain (loss) on investments	2,230,180	5,054,567	(626,816)	789,685	5,106,098	12,658,887
Change in net unrealized appreciation (depreciation) on investments	(744,500)	6,918,631	3,472,934	(7,909)	5,869,862	10,907,640
Net Increase in Net Assets Resulting from Operations	1,485,680	13,015,506	2,846,118	781,776	10,975,960	24,544,650
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	4,092,645	4,484,853	903,055	1,137,082	6,561,946	6,762,047
Transfers between variable and fixed accounts, net	1,151,963	(450,531)	304,448	259,988	(172,900)	2,556,767
Policy maintenance charges	(3,594,836)	(3,910,355)	(761,558)	(944,106)	(5,558,556)	(5,688,079)
Policy benefits and terminations	(3,978,062)	(3,252,475)	(921,997)	(947,193)	(4,824,623)	(4,488,193)
Other	(1,684,578)	(1,377,491)	(71,560)	(126,287)	(1,259,193)	(1,898,575)
Net Decrease in Net Assets Derived from Policy Transactions	(4,012,868)	(4,505,999)	(547,612)	(620,516)	(5,253,326)	(2,756,033)
NET INCREASE (DECREASE) IN NET ASSETS	(2,527,188)	8,509,507	2,298,506	161,260	5,722,634	21,788,617
NET ASSETS
Beginning of Year	90,620,090	82,110,583	12,956,742	12,795,482	136,308,739	114,520,122
End of Year	$88,092,902	$90,620,090	$15,255,248	$12,956,742	$142,031,373	$136,308,739

	International Large-Cap		International Small-Cap		International Value
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$2,031,912	$-	$217,520	$-	$3,944,660
Realized gain (loss) on investments	833,920	(8,045,091)	(517,372)	(284,271)	(11,165,459)	(12,162,305)
Change in net unrealized appreciation on investments	23,327,943	33,261,604	3,086,460	1,450,183	37,778,693	26,844,954
Net Increase in Net Assets Resulting from Operations	24,161,863	27,248,425	2,569,088	1,383,432	26,613,234	18,627,309
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	7,459,964	6,747,891	648,806	731,585	8,238,730	7,917,772
Transfers between variable and fixed accounts, net	15,253,735	990,450	1,661,160	107,630	3,803,849	7,038,057
Policy maintenance charges	(6,188,979)	(7,161,184)	(578,709)	(515,800)	(6,752,415)	(6,354,094)
Policy benefits and terminations	(4,883,207)	(4,377,908)	(458,027)	(318,187)	(6,894,414)	(6,469,207)
Other	(20,919,082)	(2,367,199)	(104,770)	(29,188)	(560,668)	(342,633)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(9,277,569)	(6,167,950)	1,168,460	(23,960)	(2,164,918)	1,789,895
NET INCREASE IN NET ASSETS	14,884,294	21,080,475	3,737,548	1,359,472	24,448,316	20,417,204
NET ASSETS
Beginning of Year	143,146,703	122,066,228	8,493,563	7,134,091	124,479,601	104,062,397
End of Year	$158,030,997	$143,146,703	$12,231,111	$8,493,563	$148,927,917	$124,479,601

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year/Period Ended	Year Ended	Year/Period Ended	Year Ended	Year/Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2013	2012	2013	2012

	Currency Strategies (1)		Global Absolute Return (1)		Precious Metals (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-		$-		$-
Realized loss on investments	(2,905)		(39,779)		(2,036)
Change in net unrealized appreciation (depreciation) on investments	(1,318)		13,900		(136,825)
Net Decrease in Net Assets Resulting from Operations	(4,223)		(25,879)		(138,861)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	8,381		5,138		13,343
Transfers between variable and fixed accounts, net	109,223		1,024,605		968,328
Policy maintenance charges	(2,271)		(12,976)		(10,384)
Policy benefits and terminations	-		(7,157)		(10,703)
Other	157		(1,256)		(241)
Net Increase in Net Assets Derived from Policy Transactions	115,490		1,008,354		960,343
NET INCREASE IN NET ASSETS	111,267		982,475		821,482
NET ASSETS
Beginning of Period	-		-		-
End of Period	$111,267		$982,475		$821,482

	American Funds Asset Allocation		Pacific Dynamix - Conservative Growth		Pacific Dynamix - Moderate Growth
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$121,575	$-	$36,252	$-	$105,471
Realized gain on investments	162,999	220,627	25,317	104,660	122,423	227,869
Change in net unrealized appreciation on investments	2,236,735	560,914	215,872	56,669	1,432,158	331,121
Net Increase in Net Assets Resulting from Operations	2,399,734	903,116	241,189	197,581	1,554,581	664,461
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	1,608,926	785,609	342,280	231,006	1,492,313	689,882
Transfers between variable and fixed accounts, net	6,297,576	1,176,521	541,925	490,537	4,681,045	963,189
Policy maintenance charges	(913,619)	(610,615)	(208,729)	(179,273)	(1,007,469)	(514,881)
Policy benefits and terminations	(204,735)	(494,512)	(135,158)	(164,995)	(164,529)	(81,283)
Other	(155,715)	(68,254)	(312,958)	236,276	(58,170)	(73,181)
Net Increase in Net Assets Derived from Policy Transactions	6,632,433	788,749	227,360	613,551	4,943,190	983,726
NET INCREASE IN NET ASSETS	9,032,167	1,691,865	468,549	811,132	6,497,771	1,648,187
NET ASSETS
Beginning of Year	7,282,857	5,590,992	2,611,762	1,800,630	7,419,437	5,771,250
End of Year	$16,315,024	$7,282,857	$3,080,311	$2,611,762	$13,917,208	$7,419,437

(1) Operations commenced during 2013 (See Note 1 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

			Portfolio Optimization		Portfolio Optimization
	Pacific Dynamix - Growth		Conservative		Moderate-Conservative
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$140,893	$-	$685,813	$-	$1,143,475
Realized gain on investments	143,642	394,215	723,897	173,195	978,074	570,330
Change in net unrealized appreciation on investments	2,309,683	579,284	62,952	1,416,710	3,049,487	3,965,912
Net Increase in Net Assets Resulting from Operations	2,453,325	1,114,392	786,849	2,275,718	4,027,561	5,679,717
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	2,098,867	956,797	1,664,905	1,721,215	3,423,486	3,622,740
Transfers between variable and fixed accounts, net	4,103,120	2,045,702	(2,112,224)	5,952,679	(981,241)	1,398,196
Policy maintenance charges	(748,207)	(467,779)	(1,787,780)	(1,663,784)	(3,097,811)	(3,384,641)
Policy benefits and terminations	(230,599)	(186,817)	(1,571,373)	(1,063,392)	(2,710,576)	(5,494,647)
Other	(283,588)	(316,328)	(95,265)	(125,548)	(1,230,931)	(277,124)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	4,939,593	2,031,575	(3,901,737)	4,821,170	(4,597,073)	(4,135,476)
NET INCREASE (DECREASE) IN NET ASSETS	7,392,918	3,145,967	(3,114,888)	7,096,888	(569,512)	1,544,241
NET ASSETS
Beginning of Year	10,396,989	7,251,022	29,150,617	22,053,729	51,103,408	49,559,167
End of Year	$17,789,907	$10,396,989	$26,035,729	$29,150,617	$50,533,896	$51,103,408

	Portfolio Optimization		Portfolio Optimization		Portfolio Optimization
	Moderate		Growth		Aggressive-Growth
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$4,133,528	$-	$4,423,298	$-	$1,400,333
Realized gain on investments	2,514,573	843,461	3,521,888	1,068,820	1,426,338	467,605
Change in net unrealized appreciation on investments	23,702,289	19,041,195	42,326,153	27,660,843	20,015,766	12,018,425
Net Increase in Net Assets Resulting from Operations	26,216,862	24,018,184	45,848,041	33,152,961	21,442,104	13,886,363
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	17,539,032	18,447,228	25,177,128	27,065,214	12,490,603	12,031,971
Transfers between variable and fixed accounts, net	4,946,709	3,623,289	2,804,573	(7,435,679)	2,579,101	(5,051,485)
Policy maintenance charges	(13,816,931)	(13,913,992)	(17,152,921)	(17,631,056)	(7,185,102)	(7,584,583)
Policy benefits and terminations	(12,464,423)	(10,861,232)	(10,878,438)	(14,908,194)	(5,311,914)	(5,476,749)
Other	(946,689)	(617,363)	(1,604,084)	(775,814)	(1,260,000)	79,038
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(4,742,302)	(3,322,070)	(1,653,742)	(13,685,529)	1,312,688	(6,001,808)
NET INCREASE IN NET ASSETS	21,474,560	20,696,114	44,194,299	19,467,432	22,754,792	7,884,555
NET ASSETS
Beginning of Year	207,291,815	186,595,701	260,595,899	241,128,467	101,450,510	93,565,955
End of Year	$228,766,375	$207,291,815	$304,790,198	$260,595,899	$124,205,302	$101,450,510

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended December 31, 2013	Year/Period Ended December 31, 2012	Year/Period Ended December 31, 2013	Period Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

	Invesco V.I. International Growth Series II (1)		American Century VP Mid Cap Value Class II (2)		BlackRock Basic Value V.I. Class III
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$36,824	$11,537	$59,896	$19,954	$194,806	$188,694
Realized gain on investments	157,948	3,929	474,909	27,401	1,879,459	939,431
Change in net unrealized appreciation on investments	425,532	86,772	782,736	95,683	2,747,219	511,113
Net Increase in Net Assets Resulting from Operations	620,304	102,238	1,317,541	143,038	4,821,484	1,639,238
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	228,845	23,205	355,700	3,907	1,046,801	665,959
Transfers between variable and fixed accounts, net	3,035,822	1,821,313	2,973,062	3,040,633	1,616,408	(595,807)
Policy maintenance charges	(173,605)	(28,985)	(165,863)	(13,268)	(714,976)	(653,866)
Policy benefits and terminations	(263,146)	(7,315)	(213,840)	(319)	(589,799)	(959,121)
Other	7,524	(17,202)	(50,997)	197	(38,841)	(180,834)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	2,835,440	1,791,016	2,898,062	3,031,150	1,319,593	(1,723,669)
NET INCREASE (DECREASE) IN NET ASSETS	3,455,744	1,893,254	4,215,603	3,174,188	6,141,077	(84,431)
NET ASSETS
Beginning of Year or Period	1,893,254	-	3,174,188	-	12,290,939	12,375,370
End of Year or Period	$5,348,998	$1,893,254	$7,389,791	$3,174,188	$18,432,016	$12,290,939

	BlackRock Global Allocation V.I. Class III		Dreyfus Appreciation Service Shares (3)		Fidelity VIP Contrafund Service Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$565,666	$713,483	$6,423		$416,787	$503,706
Realized gain (loss) on investments	3,362,711	1,917,317	(974)		1,786,865	(235,944)
Change in net unrealized appreciation on investments	3,160,239	1,659,427	9,240		11,444,499	7,102,563
Net Increase in Net Assets Resulting from Operations	7,088,616	4,290,227	14,689		13,648,151	7,370,325
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	5,530,877	3,993,832	6,349		2,991,513	3,183,362
Transfers between variable and fixed accounts, net	4,159	2,425,528	165,237		(2,138,618)	(7,457,982)
Policy maintenance charges	(3,132,613)	(3,070,833)	(19,796)		(2,518,722)	(2,743,577)
Policy benefits and terminations	(1,562,645)	(2,695,561)	(7,285)		(1,927,082)	(2,240,422)
Other	(748,289)	(651,483)	(891)		(335,813)	(317,903)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	91,489	1,483	143,614		(3,928,722)	(9,576,522)
NET INCREASE (DECREASE) IN NET ASSETS	7,180,105	4,291,710	158,303		9,719,429	(2,206,197)
NET ASSETS
Beginning of Year or Period	48,897,804	44,606,094	-		45,491,726	47,697,923
End of Year or Period	$56,077,909	$48,897,804	$158,303		$55,211,155	$45,491,726

(1) Operations commenced on May 31, 2012.

(2) Operations commenced on June 4, 2012.

(3) Operations commenced during 2013 (See Note 1 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

	Fidelity VIP Freedom Income Service Class 2		Fidelity VIP Freedom 2010 Service Class 2		Fidelity VIP Freedom 2015 Service Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$14,730	$13,973	$12,391	$13,789	$45,586	$42,710
Realized gain on investments	31,112	50,601	21,635	83,048	76,603	210,848
Change in net unrealized appreciation on investments	10,268	2,485	67,994	87,825	247,197	73,870
Net Increase in Net Assets Resulting from Operations	56,110	67,059	102,020	184,662	369,386	327,428
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	103,990	79,817	124,052	159,358	195,477	290,116
Transfers between variable and fixed accounts, net	(34,695)	266,794	(123,434)	(1,180,956)	347,616	(485,602)
Policy maintenance charges	(65,861)	(64,346)	(64,278)	(118,714)	(116,726)	(137,204)
Policy benefits and terminations	(50,091)	(159,843)	(6,336)	(18,206)	(103,295)	(405,950)
Other	3,579	910	106	(9,663)	(3,169)	3,794
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(43,078)	123,332	(69,890)	(1,168,181)	319,903	(734,846)
NET INCREASE (DECREASE) IN NET ASSETS	13,032	190,391	32,130	(983,519)	689,289	(407,418)
NET ASSETS
Beginning of Year	1,155,731	965,340	845,473	1,828,992	2,467,460	2,874,878
End of Year	$1,168,763	$1,155,731	$877,603	$845,473	$3,156,749	$2,467,460

	Fidelity VIP Freedom 2020 Service Class 2		Fidelity VIP Freedom 2025 Service Class 2		Fidelity VIP Freedom 2030 Service Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$125,362	$123,690	$98,616	$75,801	$117,721	$119,779
Realized gain (loss) on investments	192,111	217,236	407,404	(85,218)	229,465	83,067
Change in net unrealized appreciation on investments	814,461	247,839	476,221	698,844	1,098,340	248,068
Net Increase in Net Assets Resulting from Operations	1,131,934	588,765	982,241	689,427	1,445,526	450,914
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	664,069	612,336	479,391	412,941	688,224	655,786
Transfers between variable and fixed accounts, net	231,508	2,432,084	1,264,443	220,082	409,214	3,212,386
Policy maintenance charges	(431,655)	(281,766)	(352,060)	(296,067)	(414,979)	(249,951)
Policy benefits and terminations	(169,198)	(92,398)	(736,839)	(476,284)	(95,922)	(121,203)
Other	(10,606)	16,774	6,250	(50,749)	(27,880)	290
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	284,118	2,687,030	661,185	(190,077)	558,657	3,497,308
NET INCREASE IN NET ASSETS	1,416,052	3,275,795	1,643,426	499,350	2,004,183	3,948,222
NET ASSETS
Beginning of Year	7,007,998	3,732,203	4,806,081	4,306,731	6,442,203	2,493,981
End of Year	$8,424,050	$7,007,998	$6,449,507	$4,806,081	$8,446,386	$6,442,203

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended December 31, 2013	Year/Period Ended December 31, 2012	Year Ended December 31, 2013	Year/Period Ended December 31, 2012	Year Ended December 31, 2013	Year/Period Ended December 31, 2012

	Fidelity VIP Freedom 2035 Service Class 2 (1)		Fidelity VIP Freedom 2045 Service Class 2 (2)		Fidelity VIP Growth Service Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$8,826	$1,520	$9,840	$2,700	$2,428	$15,905
Realized gain on investments	10,888	362	25,872	1,336	360,875	415,573
Change in net unrealized appreciation on investments	58,744	154	55,948	1,326	1,234,524	219,219
Net Increase in Net Assets Resulting from Operations	78,458	2,036	91,660	5,362	1,597,827	650,697
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	105,436	8,513	115,788	10,254	339,701	296,928
Transfers between variable and fixed accounts, net	431,509	75,721	391,395	137,193	115,680	(186,210)
Policy maintenance charges	(55,781)	(2,045)	(62,404)	(6,400)	(245,554)	(244,059)
Policy benefits and terminations	(830)	-	-	-	(184,269)	(764,056)
Other	(47)	(1)	275	2	(36,296)	(50,672)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	480,287	82,188	445,054	141,049	(10,738)	(948,069)
NET INCREASE (DECREASE) IN NET ASSETS	558,745	84,224	536,714	146,411	1,587,089	(297,372)
NET ASSETS
Beginning of Year or Period	84,224	-	146,411	-	4,368,280	4,665,652
End of Year or Period	$642,969	$84,224	$683,125	$146,411	$5,955,369	$4,368,280

	Fidelity VIP Mid Cap Service Class 2		Fidelity VIP Value Strategies Service Class 2		Templeton Foreign Securities Class 2 (3)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$95,985	$119,644	$32,559	$14,441	$66,270	$2,676
Realized gain on investments	5,861,236	2,360,622	842,214	157,203	195,335	9,754
Change in net unrealized appreciation on investments	4,586,646	1,793,474	471,930	628,635	567,794	51,873
Net Increase in Net Assets Resulting from Operations	10,543,867	4,273,740	1,346,703	800,279	829,399	64,303
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	1,958,553	1,855,780	456,361	348,282	254,224	12,999
Transfers between variable and fixed accounts, net	(2,239,086)	(2,271,520)	(68,910)	691,334	6,294,171	1,098,384
Policy maintenance charges	(1,349,611)	(1,424,229)	(276,937)	(231,335)	(195,507)	(10,044)
Policy benefits and terminations	(1,099,465)	(1,128,967)	(349,585)	(347,747)	(68,974)	(20,989)
Other	(116,486)	(317,311)	(22,358)	(25,565)	5,007	(1,745)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(2,846,095)	(3,286,247)	(261,429)	434,969	6,288,921	1,078,605
NET INCREASE IN NET ASSETS	7,697,772	987,493	1,085,274	1,235,248	7,118,320	1,142,908
NET ASSETS
Beginning of Year or Period	31,002,299	30,014,806	4,068,095	2,832,847	1,142,908	-
End of Year or Period	$38,700,071	$31,002,299	$5,153,369	$4,068,095	$8,261,228	$1,142,908

(1)	Operations commenced on August 1, 2012.
(2)	Operations commenced on June 4, 2012.
(3)	Operations commenced on May 18, 2012.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

	Templeton Global Bond Securities Class 2		GE Investments Total Return Class 3		Janus Aspen Series Overseas Service Shares
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2,193,895	$2,248,628	$20,857	$12,103	$862,996	$208,896
Realized gain (loss) on investments	(275,494)	(43,272)	114,951	(5,586)	(4,622,955)	2,343,576
Change in net unrealized appreciation (depreciation) on investments	(1,258,054)	2,803,611	25,670	55,335	7,099,446	1,219,324
Net Increase in Net Assets Resulting from Operations	660,347	5,008,967	161,478	61,852	3,339,487	3,771,796
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	2,944,451	2,297,102	130,107	92,984	1,779,002	2,404,760
Transfers between variable and fixed accounts, net	69,148	10,700,281	654,404	420,978	(11,179,616)	(7,383,122)
Policy maintenance charges	(2,041,760)	(1,768,321)	(79,011)	(68,080)	(1,162,122)	(1,454,880)
Policy benefits and terminations	(2,768,738)	(828,169)	(69,877)	(31,914)	(573,824)	(1,431,417)
Other	(503,232)	115,064	(13,461)	(6,895)	(158,779)	(215,797)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(2,300,131)	10,515,957	622,162	407,073	(11,295,339)	(8,080,456)
NET INCREASE (DECREASE) IN NET ASSETS	(1,639,784)	15,524,924	783,640	468,925	(7,955,852)	(4,308,660)
NET ASSETS
Beginning of Year	44,844,075	29,319,151	915,384	446,459	29,892,179	34,200,839
End of Year	$43,204,291	$44,844,075	$1,699,024	$915,384	$21,936,327	$29,892,179

	Janus Aspen Series Enterprise Service Shares		Lazard Retirement U.S. Strategic Equity Service Class		ClearBridge Variable Aggressive Growth - Class II
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$18,238	$-	$9,131	$10,119	$2,981	$2,926
Realized gain on investments	1,059,183	339,515	199,451	72,158	906,850	156,390
Change in net unrealized appreciation on investments	302,540	250,273	46,041	34,015	922,688	90,054
Net Increase in Net Assets Resulting from Operations	1,379,961	589,788	254,623	116,292	1,832,519	249,370
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	274,978	220,715	122,419	114,027	966,176	372,907
Transfers between variable and fixed accounts, net	(525,837)	706,428	71,614	106,284	5,081,335	276,920
Policy maintenance charges	(229,656)	(199,032)	(93,572)	(73,709)	(388,568)	(149,326)
Policy benefits and terminations	(135,907)	(99,221)	(133,311)	(46,052)	(76,962)	(36,324)
Other	(49,889)	(15,763)	(48,222)	3,859	(61,171)	(195,096)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(666,311)	613,127	(81,072)	104,409	5,520,810	269,081
NET INCREASE IN NET ASSETS	713,650	1,202,915	173,551	220,701	7,353,329	518,451
NET ASSETS
Beginning of Year	4,419,001	3,216,086	924,787	704,086	1,971,072	1,452,621
End of Year	$5,132,651	$4,419,001	$1,098,338	$924,787	$9,324,401	$1,971,072

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year/Period Ended	Year Ended	Year Ended	Year/Period Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2013	2012	2013	2012

	ClearBridge Variable		Lord Abbett		Lord Abbett
	Mid Cap Core - Class II		Developing Growth Class VC (1)		Fundamental Equity Class VC
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$6,367	$57,271	$-	$-	$39,573	$73,646
Realized gain on investments	1,394,048	435,704	402,613	2,876	3,798,700	282,452
Change in net unrealized appreciation (depreciation) on investments	2,378,019	746,609	117,451	(3,372)	1,112,180	1,196,982
Net Increase (Decrease) in Net Assets Resulting from Operations	3,778,434	1,239,584	520,064	(496)	4,950,453	1,553,080
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	471,223	279,762	92,517	1,828	407,781	292,578
Transfers between variable and fixed accounts, net	5,370,583	1,868,931	2,370,598	42,889	7,379	(9,859)
Policy maintenance charges	(565,405)	(449,153)	(50,116)	(2,156)	(406,777)	(333,124)
Policy benefits and terminations	(59,038)	(85,916)	(33,387)	-	(228,361)	(172,376)
Other	257,270	(34,450)	(22,922)	(50)	(6,208,786)	(2,534,436)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	5,474,633	1,579,174	2,356,690	42,511	(6,428,764)	(2,757,217)
NET INCREASE (DECREASE) IN NET ASSETS	9,253,067	2,818,758	2,876,754	42,015	(1,478,311)	(1,204,137)
NET ASSETS
Beginning of Year or Period	8,639,373	5,820,615	42,015	-	13,581,125	14,785,262
End of Year or Period	$17,892,440	$8,639,373	$2,918,769	$42,015	$12,102,814	$13,581,125

	Lord Abbett
	Total Return Class VC (2)		I		II
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$17,635		$1,545,446	$1,149,831	$217,756	$15,335
Realized gain (loss) on investments	(7)		(3,233,152)	(8,085,784)	3,691,802	413,633
Change in net unrealized appreciation (depreciation) on investments	(15,637)		11,606,047	17,886,160	7,949,220	5,205,398
Net Increase in Net Assets Resulting from Operations	1,991		9,918,341	10,950,207	11,858,778	5,634,366
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	170,261		3,192,400	3,138,874	2,015,636	2,079,361
Transfers between variable and fixed accounts, net	1,008,845		1,906,720	(5,753,465)	(763,716)	80,926
Policy maintenance charges	(33,147)		(2,337,860)	(2,481,854)	(1,590,528)	(1,780,972)
Policy benefits and terminations	(2,388)		(1,718,022)	(2,242,864)	(928,045)	(1,135,395)
Other	114		(652,735)	(153,597)	(735,023)	(238,455)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	1,143,685		390,503	(7,492,906)	(2,001,676)	(994,535)
NET INCREASE IN NET ASSETS	1,145,676		10,308,844	3,457,301	9,857,102	4,639,831
NET ASSETS
Beginning of Year or Period	-		58,821,199	55,363,898	33,895,638	29,255,807
End of Year or Period	$1,145,676		$69,130,043	$58,821,199	$43,752,740	$33,895,638

(1) Operations commenced on May 22, 2012.

(2) Operations commenced during 2013 (See Note 1 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year/Period Ended	Year Ended	Year/Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2013	2012	2013	2012

					MFS New Discovery Series
	III		V		Service Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$126,825	$513,290	$151,614	$-	$-
Realized gain on investments	5,967,269	2,251,456	3,329,179	978,540	173,123	232,318
Change in net unrealized appreciation on investments	9,438,848	3,984,929	1,755,998	1,779,629	2,903,578	836,175
Net Increase in Net Assets Resulting from Operations	15,406,117	6,363,210	5,598,467	2,909,783	3,076,701	1,068,493
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	1,944,791	2,281,089	1,233,522	1,156,956	527,010	420,931
Transfers between variable and fixed accounts, net	(4,582,765)	(1,812,209)	1,122,980	(4,262,133)	4,034,174	595,332
Policy maintenance charges	(1,718,642)	(1,674,736)	(934,367)	(987,258)	(375,630)	(265,831)
Policy benefits and terminations	(1,225,647)	(1,204,442)	(629,269)	(691,182)	(157,228)	(242,406)
Other	(49,163)	(257,838)	(149,830)	(178,671)	(110,612)	(190,911)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(5,631,426)	(2,668,136)	643,036	(4,962,288)	3,917,714	317,115
NET INCREASE (DECREASE) IN NET ASSETS	9,774,691	3,695,074	6,241,503	(2,052,505)	6,994,415	1,385,608
NET ASSETS
Beginning of Year	40,942,152	37,247,078	16,449,256	18,501,761	6,337,595	4,951,987
End of Year	$50,716,843	$40,942,152	$22,690,759	$16,449,256	$13,332,010	$6,337,595

	MFS Utilities Series Service Class		Neuberger Berman Socially Responsive I Class (1)		Oppenheimer Global Fund/VA Service Shares (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$269,465	$982,341	$424		$99
Realized gain on investments	2,307,515	1,095,488	711		2,701
Change in net unrealized appreciation (depreciation) on investments	173,722	(154,978)	10,462		76,628
Net Increase in Net Assets Resulting from Operations	2,750,702	1,922,851	11,597		79,428
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	620,866	620,670	3,938		33,246
Transfers between variable and fixed accounts, net	(4,356,478)	(3,357,102)	125,392		1,057,824
Policy maintenance charges	(553,686)	(702,137)	(1,548)		(14,461)
Policy benefits and terminations	(413,917)	(568,057)	(628)		-
Other	(7,968)	(71,099)	(388)		(108)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(4,711,183)	(4,077,725)	126,766		1,076,501
NET INCREASE (DECREASE) IN NET ASSETS	(1,960,481)	(2,154,874)	138,363		1,155,929
NET ASSETS
Beginning of Year or Period	15,505,053	17,659,927	-		-
End of Year or Period	$13,544,572	$15,505,053	$138,363		$1,155,929

(1) Operations commenced during 2013 (See Note 1 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

	PIMCO Global		Royce Micro-Cap		T. Rowe Price
	Multi-Asset - Advisor Class		Service Class		Blue Chip Growth - II
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$267,294	$362,585	$6,365	$-	$-	$-
Realized gain (loss) on investments	(122,795)	(364,924)	75,701	(107,884)	3,310,902	1,621,103
Change in net unrealized appreciation (depreciation) on investments	(755,186)	965,972	258,010	168,157	10,220,875	2,087,581
Net Increase (Decrease) in Net Assets Resulting from Operations	(610,687)	963,633	340,076	60,273	13,531,777	3,708,684
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	804,494	794,405	142,377	110,630	3,784,851	1,587,425
Transfers between variable and fixed accounts, net	(3,359,828)	(1,893,348)	104,637	323,985	1,380,606	15,857,663
Policy maintenance charges	(515,657)	(594,833)	(84,598)	(81,820)	(1,660,201)	(1,182,019)
Policy benefits and terminations	(239,933)	(1,177,113)	(44,270)	(126,481)	(1,077,113)	(824,760)
Other	(53,498)	(25,870)	(16,368)	(37,085)	(136,369)	(152,752)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(3,364,422)	(2,896,759)	101,778	189,229	2,291,774	15,285,557
NET INCREASE (DECREASE) IN NET ASSETS	(3,975,109)	(1,933,126)	441,854	249,502	15,823,551	18,994,241
NET ASSETS
Beginning of Year	11,164,519	13,097,645	1,574,328	1,324,826	34,532,015	15,537,774
End of Year	$7,189,410	$11,164,519	$2,016,182	$1,574,328	$50,355,566	$34,532,015

	T. Rowe Price		Van Eck VIP Global
	Equity Income - II		Hard Assets Initial Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$717,751	$906,091	$399,691	$386,684
Realized gain on investments	2,862,175	2,769,362	5,504,024	2,280,951
Change in net unrealized appreciation (depreciation) on investments	10,062,495	3,542,380	(455,279)	(429,974)
Net Increase in Net Assets Resulting from Operations	13,642,421	7,217,833	5,448,436	2,237,661
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	4,340,064	2,614,758	2,844,354	3,427,626
Transfers between variable and fixed accounts, net	4,083,048	(5,429,605)	(9,491,691)	(2,311,080)
Policy maintenance charges	(2,242,858)	(2,015,916)	(2,531,645)	(2,982,172)
Policy benefits and terminations	(1,459,033)	(1,380,684)	(2,004,263)	(2,417,692)
Other	57,950	(10,288)	(224,737)	(318,663)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	4,779,171	(6,221,735)	(11,407,982)	(4,601,981)
NET INCREASE (DECREASE) IN NET ASSETS	18,421,592	996,098	(5,959,546)	(2,364,320)
NET ASSETS
Beginning of Year	43,941,614	42,945,516	61,998,655	64,362,975
End of Year	$62,363,206	$43,941,614	$56,039,109	$61,998,655

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS

A summary of accumulation unit values (“AUV”), units outstanding, net assets, expense ratios, investment income ratios, and total returns for each year or period ended December 31 are presented in the table below.

	At the End of Each Year or Period
Variable Accounts For Each Year or Period	AUV	Units Outstanding (1)	Net Assets (1)	Expense Ratio (2)	Investment Income Ratio (3)	Total Return (4)
Cash Management
2013	$23.40	7,411,295	$173,452,067	0.00%	0.00%	0.00%
2012(5)	23.40	8,405,119	196,711,710	0.00%	0.00%	0.00%
2011	23.40	9,807,833	229,540,525	0.00%	0.00%	0.00%
2010	23.40	9,729,669	227,712,157	0.00%	0.01%	(0.05%)
2009	23.42	12,533,277	293,482,779	0.00%	0.25%	0.17%
Diversified Bond
2013	$13.75	1,384,959	$19,043,959	0.00%	0.00%	(1.15%)
2012	13.91	1,387,052	19,294,304	0.00%	3.18%	8.37%
2011	12.84	1,163,981	14,941,102	0.00%	14.42%	5.94%
2010	12.12	3,791,432	45,938,881	0.00%	3.22%	8.04%
2009	11.21	2,677,541	30,027,134	0.00%	3.80%	14.13%
Floating Rate Income (6)
05/01/2013 -12/31/2013	$10.22	108,683	$1,111,095	0.00%	0.00%	2.23%
Floating Rate Loan
2013	$10.72	1,963,634	$21,046,798	0.00%	0.00%	4.53%
2012	10.25	1,087,279	11,148,674	0.00%	5.83%	8.10%
2011	9.49	726,283	6,889,231	0.00%	17.98%	2.50%
2010	9.25	1,809,305	16,743,085	0.00%	4.72%	7.27%
2009	8.63	1,711,048	14,760,251	0.00%	5.08%	24.31%
High Yield Bond
2013	$63.62	1,458,347	$92,784,347	0.00%	0.00%	7.25%
2012	59.32	1,669,968	99,069,388	0.00%	6.75%	15.30%
2011	51.45	1,670,019	85,927,432	0.00%	11.61%	3.42%
2010	49.75	1,872,440	93,159,865	0.00%	7.72%	14.52%
2009	43.44	2,237,443	97,202,439	0.00%	7.99%	39.87%
Inflation Managed
2013	$55.91	1,863,131	$104,173,757	0.00%	0.00%	(8.92%)
2012	61.39	2,476,283	152,013,497	0.00%	2.31%	9.87%
2011	55.87	2,624,196	146,625,982	0.00%	5.57%	11.85%
2010	49.95	3,620,675	180,867,220	0.00%	1.99%	8.78%
2009	45.92	3,815,481	175,218,196	0.00%	4.10%	20.80%
Inflation Protected
2013	$10.32	135,740	$1,401,445	0.00%	0.00%	(9.47%)
2012	11.40	113,063	1,289,369	0.00%	0.44%	5.51%
05/03/2011 - 12/31/2011	10.81	118,662	1,282,543	0.00%	9.29%	8.02%
Managed Bond
2013	$61.65	5,362,756	$330,627,785	0.00%	0.00%	(2.21%)
2012	63.04	5,960,420	375,765,099	0.00%	5.08%	10.72%
2011	56.94	6,113,636	348,099,793	0.00%	5.13%	3.84%
2010	54.83	8,533,863	467,929,988	0.00%	3.43%	8.96%
2009	50.32	8,992,559	452,533,114	0.00%	6.81%	21.01%
Short Duration Bond
2013	$12.60	4,795,771	$60,416,251	0.00%	0.00%	0.40%
2012	12.55	4,052,416	50,850,100	0.00%	0.79%	3.19%
2011	12.16	4,110,452	49,983,055	0.00%	3.26%	0.87%
2010	12.05	5,041,165	60,769,943	0.00%	1.54%	3.40%
2009	11.66	3,846,075	44,837,724	0.00%	3.13%	8.66%
Emerging Markets Debt
2013	$10.35	300,584	$3,110,444	0.00%	0.00%	(6.44%)
05/02/2012 - 12/31/2012	11.06	103,918	1,149,310	0.00%	8.50%	10.60%
American Funds Growth
2013	$19.62	3,542,126	$69,489,478	0.00%	0.00%	29.63%
2012	15.13	3,363,540	50,903,024	0.00%	0.17%	17.45%
2011	12.89	3,728,587	48,043,569	0.00%	0.19%	(4.66%)
2010(5)	13.51	4,956,516	66,985,476	0.00%	0.00%	18.26%
2009	11.43	5,195,477	59,372,649	0.00%	0.13%	38.86%
American Funds Growth-Income
2013	$18.06	3,191,171	$57,619,812	0.00%	0.00%	32.99%
2012	13.58	3,034,288	41,195,787	0.00%	1.14%	17.06%
2011	11.60	3,128,493	36,283,431	0.00%	0.80%	(2.24%)
2010(5)	11.86	4,900,290	58,132,621	0.00%	0.00%	11.03%
2009	10.68	5,610,441	59,947,385	0.00%	1.26%	30.74%
Comstock
2013	$18.37	2,579,254	$47,386,679	0.00%	0.00%	35.58%
2012	13.55	2,276,703	30,850,534	0.00%	1.94%	18.54%
2011	11.43	2,349,076	26,852,173	0.00%	6.47%	(2.11%)
2010	11.68	5,245,577	61,251,900	0.00%	1.25%	15.42%
2009	10.12	6,250,352	63,233,426	0.00%	1.52%	28.68%

See Notes to Financial Statements	SA-29	See explanation of references on SA-35

PACIFIC SELECT EXEC SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts For Each Year or Period	AUV	Units Outstanding (1)	Net Assets (1)	Expense Ratio (2)	Investment Income Ratio (3)	Total Return (4)
Dividend Growth
2013	$20.30	2,609,334	$52,975,184	0.00%	0.00%	30.11%
2012	15.60	2,633,172	41,086,893	0.00%	1.84%	14.55%
2011	13.62	2,187,849	29,801,647	0.00%	2.88%	3.27%
2010	13.19	3,364,536	44,378,646	0.00%	0.97%	10.77%
2009	11.91	2,937,995	34,983,770	0.00%	1.66%	32.40%
Equity Index
2013	$80.40	6,499,445	$522,578,741	0.00%	0.00%	31.92%
2012	60.95	6,940,882	423,040,083	0.00%	2.39%	15.77%
2011	52.65	7,316,815	385,210,001	0.00%	2.87%	1.82%
2010	51.70	8,351,318	431,802,329	0.00%	1.97%	14.81%
2009	45.04	9,693,106	436,544,053	0.00%	1.79%	26.36%
Focused 30
2013	$20.20	1,244,868	$25,152,228	0.00%	0.00%	33.51%
2012	15.13	1,608,194	24,337,096	0.00%	0.00%	23.21%
2011	12.28	2,265,926	27,831,763	0.00%	0.00%	(9.70%)
2010	13.60	2,855,173	38,834,565	0.00%	0.00%	10.35%
2009	12.33	2,819,667	34,755,997	0.00%	0.00%	50.43%
Growth
2013	$67.57	2,928,479	$197,881,472	0.00%	0.00%	34.21%
2012	50.35	3,214,140	161,823,725	0.00%	0.89%	18.24%
2011	42.58	3,552,818	151,285,674	0.00%	1.01%	(6.06%)
2010	45.33	4,365,102	197,865,242	0.00%	1.09%	11.24%
2009	40.75	4,914,745	200,271,001	0.00%	1.07%	37.28%
Large-Cap Growth
2013	$11.88	3,802,112	$45,152,992	0.00%	0.00%	37.48%
2012	8.64	4,118,212	35,574,260	0.00%	0.00%	18.23%
2011	7.31	4,604,383	33,640,559	0.00%	0.00%	1.07%
2010	7.23	7,661,406	55,384,511	0.00%	0.00%	14.53%
2009	6.31	8,196,379	51,736,439	0.00%	0.06%	40.50%
Large-Cap Value
2013	$24.51	4,753,645	$116,501,550	0.00%	0.00%	32.26%
2012	18.53	4,954,900	91,817,015	0.00%	1.99%	16.40%
2011	15.92	5,123,670	81,564,536	0.00%	6.20%	4.72%
2010	15.20	8,424,306	128,066,111	0.00%	1.54%	9.08%
2009	13.94	8,956,147	124,817,482	0.00%	2.11%	23.13%
Long/Short Large-Cap
2013	$14.69	693,301	$10,182,015	0.00%	0.00%	35.13%
2012	10.87	499,829	5,432,352	0.00%	0.83%	18.09%
2011	9.20	526,709	4,847,659	0.00%	3.49%	(2.60%)
2010	9.45	3,041,545	28,741,857	0.00%	0.86%	12.22%
2009	8.42	2,826,468	23,800,021	0.00%	0.92%	27.56%
Main Street Core
2013	$78.64	2,339,373	$183,977,366	0.00%	0.00%	31.77%
2012	59.68	2,550,844	152,244,951	0.00%	1.02%	17.02%
2011	51.00	2,755,477	140,539,752	0.00%	1.17%	0.48%
2010	50.76	3,359,667	170,543,917	0.00%	1.09%	16.14%
2009	43.71	2,500,133	109,273,337	0.00%	1.51%	29.36%
Mid-Cap Equity
2013	$36.04	3,018,583	$108,778,534	0.00%	0.00%	36.21%
2012	26.46	3,376,840	89,338,004	0.00%	0.67%	7.35%
2011	24.64	3,795,678	93,544,347	0.00%	0.78%	(5.40%)
2010	26.05	5,141,209	133,930,971	0.00%	0.95%	23.49%
2009	21.09	6,018,439	126,956,917	0.00%	1.12%	39.65%
Mid-Cap Growth
2013	$15.20	3,219,018	$48,916,058	0.00%	0.00%	33.09%
2012	11.42	3,478,942	39,722,714	0.00%	0.44%	7.49%
2011	10.62	3,682,241	39,112,915	0.00%	0.00%	(7.81%)
2010	11.52	5,306,875	61,143,719	0.00%	0.19%	33.32%
2009	8.64	6,166,014	53,288,925	0.00%	0.35%	59.33%
Mid-Cap Value
2013	$25.54	498,596	$12,735,555	0.00%	0.00%	33.89%
2012	19.08	231,137	4,409,364	0.00%	0.90%	14.49%
2011	16.66	346,695	5,776,954	0.00%	8.46%	(5.69%)
2010	17.67	1,286,973	22,737,491	0.00%	1.10%	21.20%
02/13/2009 - 12/31/2009	14.58	1,208,072	17,610,386	0.00%	1.03%	42.90%
Small-Cap Equity
2013	$25.48	651,676	$16,605,748	0.00%	0.00%	35.45%
2012	18.81	600,240	11,291,750	0.00%	1.85%	15.93%
2011	16.23	602,541	9,777,685	0.00%	3.48%	(3.38%)
2010	16.79	1,664,356	27,952,549	0.00%	0.74%	20.11%
2009	13.98	1,373,316	19,202,935	0.00%	0.79%	30.22%

See Notes to Financial Statements	SA-30	See explanation of references on SA-35

PACIFIC SELECT EXEC SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts For Each Year or Period	AUV	Units Outstanding (1)	Net Assets (1)	Expense Ratio (2)	Investment Income Ratio (3)	Total Return (4)
Small-Cap Growth
2013	$22.49	1,753,971	$39,442,991	0.00%	0.00%	33.87%
2012	16.80	1,759,712	29,560,556	0.00%	0.08%	12.87%
2011	14.88	1,968,016	29,290,776	0.00%	0.00%	(3.10%)
2010	15.36	2,735,185	42,009,117	0.00%	0.00%	26.01%
2009	12.19	3,188,386	38,860,823	0.00%	0.00%	47.44%
Small-Cap Index
2013	$30.46	7,403,781	$225,520,484	0.00%	0.00%	38.28%
2012	22.03	7,695,813	169,527,754	0.00%	1.06%	16.13%
2011	18.97	8,623,110	163,567,011	0.00%	0.59%	(4.51%)
2010	19.86	9,810,313	194,874,422	0.00%	0.84%	26.42%
2009	15.71	11,242,905	176,659,959	0.00%	1.19%	28.19%
Small-Cap Value
2013	$38.18	1,800,314	$68,744,458	0.00%	0.00%	32.49%
2012	28.82	1,855,449	53,476,889	0.00%	1.99%	11.09%
2011	25.94	1,985,392	51,508,539	0.00%	2.22%	2.31%
2010	25.36	2,364,561	59,962,794	0.00%	2.04%	25.34%
2009	20.23	2,953,532	59,758,067	0.00%	2.59%	27.18%
Value Advantage (6)
05/06/2013 - 12/31/2013	$11.68	9,931	$116,006	0.00%	0.00%	15.34%
Health Sciences
2013	$37.91	1,320,901	$50,078,051	0.00%	0.00%	56.49%
2012	24.23	1,314,478	31,845,428	0.00%	0.00%	25.68%
2011	19.28	1,130,211	21,786,571	0.00%	0.00%	11.94%
2010	17.22	1,160,667	19,987,434	0.00%	0.00%	23.34%
2009	13.96	1,430,534	19,972,732	0.00%	0.12%	27.23%
Real Estate
2013	$47.72	1,845,862	$88,092,902	0.00%	0.00%	1.71%
2012	46.92	1,931,342	90,620,090	0.00%	1.17%	16.21%
2011	40.38	2,033,634	82,110,583	0.00%	0.00%	6.12%
2010	38.05	1,959,415	74,548,737	0.00%	1.37%	30.54%
2009	29.15	2,226,122	64,880,761	0.00%	2.08%	32.27%
Technology
2013	$9.03	1,688,983	$15,255,248	0.00%	0.00%	22.50%
2012	7.37	1,757,251	12,956,742	0.00%	0.00%	7.14%
2011	6.88	1,859,232	12,795,482	0.00%	0.00%	(4.90%)
2010	7.24	2,239,991	16,210,246	0.00%	0.00%	21.50%
2009	5.96	2,404,956	14,323,957	0.00%	0.00%	52.57%
Emerging Markets
2013	$43.68	3,251,471	$142,031,373	0.00%	0.00%	8.75%
2012	40.17	3,393,433	136,308,739	0.00%	0.77%	21.52%
2011	33.05	3,464,655	114,520,122	0.00%	1.95%	(17.97%)
2010	40.29	4,494,799	181,108,915	0.00%	1.14%	27.02%
2009	31.72	4,503,441	142,859,778	0.00%	0.95%	84.79%
International Large-Cap
2013	$15.90	9,938,692	$158,030,997	0.00%	0.00%	18.42%
2012	13.43	10,661,235	143,146,703	0.00%	1.53%	22.53%
2011	10.96	11,139,700	122,066,228	0.00%	6.20%	(10.12%)
2010	12.19	11,444,631	139,522,721	0.00%	1.10%	10.38%
2009	11.05	13,371,427	147,687,972	0.00%	1.63%	33.61%
International Small-Cap
2013	$12.30	994,721	$12,231,111	0.00%	0.00%	28.09%
2012	9.60	884,782	8,493,563	0.00%	2.85%	19.44%
2011	8.04	887,630	7,134,091	0.00%	13.78%	(12.27%)
2010	9.16	2,508,860	22,983,265	0.00%	2.56%	24.86%
2009	7.34	3,017,020	22,136,232	0.00%	1.53%	30.28%
International Value
2013	$29.78	5,000,840	$148,927,917	0.00%	0.00%	21.68%
2012	24.47	5,086,165	124,479,601	0.00%	3.58%	17.82%
2011	20.77	5,009,545	104,062,397	0.00%	8.76%	(12.90%)
2010	23.85	6,077,155	144,944,635	0.00%	2.66%	2.59%
2009	23.25	7,068,121	164,331,210	0.00%	2.21%	28.00%
Currency Strategies (6)
05/07/2013 - 12/31/2013	$10.04	11,086	$111,267	0.00%	0.00%	(1.27%)
Global Absolute Return (6)
05/16/2013 - 12/31/2013	$9.63	102,063	$982,475	0.00%	0.00%	(4.62%)
Precious Metals (6)
05/03/2013 - 12/31/2013	$7.64	107,583	$821,482	0.00%	0.00%	(24.14%)
American Funds Asset Allocation
2013	$20.94	779,135	$16,315,024	0.00%	0.00%	23.28%
2012	16.99	428,775	7,282,857	0.00%	1.92%	15.71%
2011	14.68	380,895	5,590,992	0.00%	3.60%	0.93%
2010	14.54	280,119	4,074,039	0.00%	0.00%	12.04%
02/26/2009 - 12/31/2009	12.98	192,292	2,496,210	0.00%	4.73%	36.71%

See Notes to Financial Statements	SA-31	See explanation of references on SA-35

PACIFIC SELECT EXEC SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts For Each Year or Period	AUV	Units Outstanding (1)	Net Assets (1)	Expense Ratio (2)	Investment Income Ratio (3)	Total Return (4)
Pacific Dynamix - Conservative Growth
2013	$15.52	198,457	$3,080,311	0.00%	0.00%	9.39%
2012	14.19	184,070	2,611,762	0.00%	1.54%	9.42%
2011	12.97	138,858	1,800,630	0.00%	3.26%	2.92%
2010	12.60	124,819	1,572,701	0.00%	2.01%	10.28%
07/06/2009 - 12/31/2009	11.43	44,364	506,868	0.00%	5.68%	12.29%
Pacific Dynamix - Moderate Growth
2013	$17.28	805,602	$13,917,208	0.00%	0.00%	14.95%
2012	15.03	493,678	7,419,437	0.00%	1.77%	11.74%
2011	13.45	429,098	5,771,250	0.00%	3.19%	0.48%
2010	13.39	246,917	3,305,173	0.00%	2.56%	11.92%
05/22/2009 - 12/31/2009	11.96	68,810	822,948	0.00%	4.19%	17.75%
Pacific Dynamix - Growth
2013	$19.12	930,513	$17,789,907	0.00%	0.00%	20.98%
2012	15.80	657,942	10,396,989	0.00%	1.54%	13.76%
2011	13.89	521,999	7,251,022	0.00%	1.94%	(1.85%)
2010	14.15	305,265	4,320,166	0.00%	1.74%	13.82%
05/26/2009 - 12/31/2009	12.43	121,148	1,506,341	0.00%	1.88%	19.49%
Portfolio Optimization Conservative
2013	$11.29	2,306,800	$26,035,729	0.00%	0.00%	3.04%
2012	10.95	2,661,202	29,150,617	0.00%	2.88%	10.11%
05/02/2011 - 12/31/2011	9.95	2,216,948	22,053,729	0.00%	1.74%	(0.52%)
Portfolio Optimization Moderate-Conservative
2013	$11.68	4,324,913	$50,533,896	0.00%	0.00%	8.16%
2012	10.80	4,730,718	51,103,408	0.00%	2.19%	11.65%
05/10/2011 - 12/31/2011	9.67	5,122,447	49,559,167	0.00%	1.54%	(3.07%)
Portfolio Optimization Moderate
2013	$11.97	19,114,004	$228,766,375	0.00%	0.00%	12.74%
2012	10.62	19,525,979	207,291,815	0.00%	2.08%	12.94%
05/02/2011 - 12/31/2011	9.40	19,851,605	186,595,701	0.00%	1.35%	(6.00%)
Portfolio Optimization Growth
2013	$12.24	24,897,615	$304,790,198	0.00%	0.00%	17.46%
2012	10.42	25,004,442	260,595,899	0.00%	1.73%	14.02%
05/02/2011 - 12/31/2011	9.14	26,380,395	241,128,467	0.00%	1.03%	(8.60%)
Portfolio Optimization Aggressive-Growth
2013	$12.34	10,069,033	$124,205,302	0.00%	0.00%	20.86%
2012	10.21	9,940,240	101,450,510	0.00%	1.41%	15.17%
05/06/2011 - 12/31/2011	8.86	10,558,362	93,565,955	0.00%	0.88%	(9.63%)
Invesco V.I. International Growth Series II
2013	$12.43	430,205	$5,348,998	0.00%	1.08%	18.72%
05/31/2012 - 12/31/2012	10.47	180,770	1,893,254	0.00%	2.17%	16.42%
American Century VP Mid Cap Value Class II
2013	$13.80	535,505	$7,389,791	0.00%	1.10%	29.90%
06/04/2012 - 12/31/2012	10.62	298,794	3,174,188	0.00%	2.14%	15.42%
BlackRock Basic Value V.I. Class III
2013	$17.87	1,031,554	$18,432,016	0.00%	1.23%	37.65%
2012	12.98	946,820	12,290,939	0.00%	1.50%	13.81%
2011	11.41	1,084,978	12,375,370	0.00%	1.73%	(2.78%)
2010	11.73	897,535	10,530,254	0.00%	1.39%	12.51%
2009	10.43	854,477	8,910,161	0.00%	2.13%	30.87%
BlackRock Global Allocation V.I. Class III
2013	$19.20	2,921,329	$56,077,909	0.00%	1.08%	14.42%
2012	16.78	2,914,495	48,897,804	0.00%	1.47%	9.97%
2011	15.26	2,923,677	44,606,094	0.00%	2.24%	(3.64%)
2010	15.83	3,105,465	49,169,377	0.00%	1.26%	9.76%
2009	14.43	2,669,828	38,512,820	0.00%	2.18%	20.92%
Dreyfus Appreciation Service Shares (6)
05/16/2013 - 12/31/2013	$11.06	14,318	$158,303	0.00%	1.22%	8.14%
Fidelity VIP Contrafund Service Class 2
2013	$20.17	2,737,871	$55,211,155	0.00%	0.82%	30.95%
2012	15.40	2,954,145	45,491,726	0.00%	1.00%	16.14%
2011	13.26	3,597,347	47,697,923	0.00%	0.80%	(2.78%)
2010	13.64	3,552,968	48,458,548	0.00%	1.03%	16.93%
2009	11.66	4,031,894	47,030,291	0.00%	1.20%	35.47%
Fidelity VIP Freedom Income Service Class 2
2013	$12.48	93,667	$1,168,763	0.00%	1.23%	5.21%
2012	11.86	97,447	1,155,731	0.00%	1.27%	6.26%
2011	11.16	86,488	965,340	0.00%	1.64%	1.39%
2010	11.01	72,439	797,455	0.00%	1.69%	7.25%
2009	10.26	69,529	713,654	0.00%	4.15%	14.64%

See Notes to Financial Statements	SA-32	See explanation of references on SA-35

PACIFIC SELECT EXEC SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts For Each Year or Period	AUV	Units Outstanding (1)	Net Assets (1)	Expense Ratio (2)	Investment Income Ratio (3)	Total Return (4)
Fidelity VIP Freedom 2010 Service Class 2
2013	$13.01	67,455	$877,603	0.00%	1.53%	13.20%
2012	11.49	73,561	845,473	0.00%	0.79%	11.58%
2011	10.30	177,565	1,828,992	0.00%	1.74%	(0.43%)
2010	10.34	185,488	1,918,804	0.00%	3.16%	12.55%
2009	9.19	91,200	838,268	0.00%	5.16%	23.95%
Fidelity VIP Freedom 2015 Service Class 2
2013	$12.86	245,377	$3,156,749	0.00%	1.67%	14.10%
2012	11.27	218,849	2,467,460	0.00%	1.48%	11.90%
2011	10.08	285,336	2,874,878	0.00%	1.88%	(0.52%)
2010	10.13	249,617	2,528,048	0.00%	2.83%	12.79%
2009	8.98	156,467	1,405,006	0.00%	4.00%	25.02%
Fidelity VIP Freedom 2020 Service Class 2
2013	$12.53	672,260	$8,424,050	0.00%	1.62%	15.63%
2012	10.84	646,692	7,007,998	0.00%	2.69%	13.07%
2011	9.58	389,420	3,732,203	0.00%	2.24%	(1.24%)
2010	9.70	267,890	2,599,739	0.00%	2.66%	14.33%
2009	8.49	157,385	1,335,925	0.00%	3.60%	28.55%
Fidelity VIP Freedom 2025 Service Class 2
2013	$12.95	498,012	$6,449,507	0.00%	1.82%	19.71%
2012	10.82	444,275	4,806,081	0.00%	1.51%	14.80%
2011	9.42	457,025	4,306,731	0.00%	1.86%	(2.35%)
2010	9.65	434,697	4,194,767	0.00%	2.71%	15.47%
2009	8.36	287,505	2,402,696	0.00%	3.46%	29.79%
Fidelity VIP Freedom 2030 Service Class 2
2013	$12.46	677,750	$8,446,386	0.00%	1.59%	21.41%
2012	10.26	627,596	6,442,203	0.00%	3.34%	15.18%
2011	8.91	279,847	2,493,981	0.00%	2.09%	(2.83%)
2010	9.17	215,248	1,974,122	0.00%	1.54%	15.89%
2009	7.91	334,513	2,647,306	0.00%	3.66%	31.18%
Fidelity VIP Freedom 2035 Service Class 2
2013	$12.98	49,518	$642,969	0.00%	2.57%	24.50%
08/01/2012 - 12/31/2012	10.43	8,076	84,224	0.00%	9.22%	6.93%
Fidelity VIP Freedom 2045 Service Class 2
2013	$13.12	52,055	$683,125	0.00%	2.51%	25.76%
06/04/2012 - 12/31/2012	10.43	14,031	146,411	0.00%	7.08%	15.11%
Fidelity VIP Growth Service Class 2
2013	$18.68	318,727	$5,955,369	0.00%	0.05%	36.00%
2012	13.74	317,950	4,368,280	0.00%	0.32%	14.40%
2011	12.01	388,503	4,665,652	0.00%	0.15%	(0.03%)
2010	12.01	264,000	3,171,496	0.00%	0.03%	23.86%
2009	9.70	589,043	5,713,107	0.00%	0.21%	27.97%
Fidelity VIP Mid Cap Service Class 2
2013	$22.64	1,709,116	$38,700,071	0.00%	0.28%	35.87%
2012	16.67	1,860,258	31,002,299	0.00%	0.38%	14.56%
2011	14.55	2,063,275	30,014,806	0.00%	0.02%	(10.85%)
2010	16.32	2,138,123	34,889,900	0.00%	0.12%	28.57%
2009	12.69	2,244,999	28,493,223	0.00%	0.47%	39.75%
Fidelity VIP Value Strategies Service Class 2
2013	$18.77	274,620	$5,153,369	0.00%	0.63%	30.18%
2012	14.41	282,221	4,068,095	0.00%	0.42%	27.06%
2011	11.34	249,715	2,832,847	0.00%	0.58%	(9.04%)
2010	12.47	325,984	4,065,449	0.00%	0.32%	26.34%
2009	9.87	237,955	2,348,967	0.00%	0.34%	57.15%
Templeton Foreign Securities Class 2
2013	$13.50	612,091	$8,261,228	0.00%	1.84%	22.97%
05/18/2012 - 12/31/2012	10.98	104,131	1,142,908	0.00%	1.32%	22.12%
Templeton Global Bond Securities Class 2
2013	$12.17	3,549,663	$43,204,291	0.00%	5.00%	1.63%
2012	11.98	3,744,411	44,844,075	0.00%	6.48%	15.07%
2011	10.41	2,816,935	29,319,151	0.00%	5.51%	(0.87%)
05/03/2010 - 12/31/2010	10.50	1,364,811	14,329,977	0.00%	0.17%	5.00%
GE Investments Total Return Class 3
2013	$13.21	128,612	$1,699,024	0.00%	1.78%	14.64%
2012	11.52	79,438	915,384	0.00%	1.63%	12.25%
2011	10.27	43,491	446,459	0.00%	2.36%	(3.10%)
05/19/2010 - 12/31/2010	10.59	13,250	140,367	0.00%	4.60%	12.25%
Janus Aspen Series Overseas Service Shares
2013	$11.20	1,958,426	$21,936,327	0.00%	3.17%	14.28%
2012	9.80	3,049,827	29,892,179	0.00%	0.58%	13.18%
2011	8.66	3,949,389	34,200,839	0.00%	0.38%	(32.34%)
2010	12.80	4,273,891	54,699,088	0.00%	0.55%	25.02%
2009	10.24	3,539,855	36,238,993	0.00%	0.44%	79.07%

See Notes to Financial Statements	SA-33	See explanation of references on SA-35

PACIFIC SELECT EXEC SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts For Each Year or Period	AUV	Units Outstanding (1)	Net Assets (1)	Expense Ratio (2)	Investment Income Ratio (3)	Total Return (4)
Janus Aspen Series Enterprise Service Shares
2013	$17.13	299,659	$5,132,651	0.00%	0.36%	32.04%
2012	12.97	340,650	4,419,001	0.00%	0.00%	16.99%
2011	11.09	290,035	3,216,086	0.00%	0.00%	(1.65%)
2010	11.27	342,830	3,865,363	0.00%	0.00%	25.52%
2009	8.98	431,880	3,879,426	0.00%	0.00%	44.44%
Lazard Retirement U.S. Strategic Equity Service Class
2013	$13.02	84,359	$1,098,338	0.00%	0.89%	28.07%
2012	10.17	90,964	924,787	0.00%	1.33%	14.01%
2011	8.92	78,958	704,086	0.00%	1.07%	1.96%
2010	8.75	60,077	525,439	0.00%	0.74%	12.85%
2009	7.75	54,644	423,520	0.00%	1.12%	26.84%
ClearBridge Variable Aggressive Growth - Class II
2013	$17.23	541,048	$9,324,401	0.00%	0.06%	47.37%
2012	11.69	168,548	1,971,072	0.00%	0.18%	18.46%
2011	9.87	147,141	1,452,621	0.00%	0.00%	2.16%
2010	9.66	79,313	766,440	0.00%	0.00%	24.71%
2009	7.75	84,216	652,564	0.00%	0.00%	34.19%
ClearBridge Variable Mid Cap Core - Class II
2013	$16.17	1,106,581	$17,892,440	0.00%	0.05%	37.05%
2012	11.80	732,285	8,639,373	0.00%	0.68%	17.61%
2011	10.03	580,239	5,820,615	0.00%	0.00%	(4.14%)
2010	10.46	770,236	8,060,379	0.00%	0.00%	22.06%
2009	8.57	848,497	7,274,665	0.00%	0.11%	35.81%
Lord Abbett Developing Growth Class VC
2013	$15.57	187,471	$2,918,769	0.00%	0.00%	56.68%
05/22/2012 - 12/31/2012	9.94	4,228	42,015	0.00%	0.00%	7.38%
Lord Abbett Fundamental Equity Class VC
2013	$15.29	791,610	$12,102,814	0.00%	0.24%	35.76%
2012	11.26	1,205,939	13,581,125	0.00%	0.49%	10.58%
2011	10.18	1,451,784	14,785,262	0.00%	0.64%	(4.49%)
05/12/2010 - 12/31/2010	10.66	196,426	2,094,468	0.00%	1.03%	9.39%
Lord Abbett Total Return Class VC (6)
05/31/2013 - 12/31/2013	$9.73	117,785	$1,145,676	0.00%	8.79%	(0.99%)
I
2013	$36.06	1,916,959	$69,130,043	0.00%	2.40%	16.32%
2012	31.00	1,897,358	58,821,199	0.00%	1.96%	20.68%
2011	25.69	2,155,165	55,363,898	0.00%	3.09%	(13.56%)
2010	29.72	2,255,782	67,038,953	0.00%	3.29%	4.61%
2009	28.41	2,314,197	65,746,083	0.00%	2.42%	25.28%
II
2013	$38.67	1,131,359	$43,752,740	0.00%	0.58%	36.15%
2012	28.40	1,193,322	33,895,638	0.00%	0.05%	19.31%
2011	23.81	1,228,910	29,255,807	0.00%	0.00%	(0.80%)
2010	24.00	1,256,305	30,149,494	0.00%	0.37%	23.06%
2009	19.50	1,351,335	26,352,166	0.00%	0.64%	37.40%
III
2013	$63.22	802,176	$50,716,843	0.00%	0.00%	39.20%
2012	45.42	901,450	40,942,152	0.00%	0.31%	17.43%
2011	38.68	963,059	37,247,078	0.00%	0.00%	(7.22%)
2010	41.69	997,020	41,562,417	0.00%	0.21%	27.00%
2009	32.82	1,157,067	37,978,468	0.00%	0.04%	48.61%
V
2013	$22.81	994,668	$22,690,759	0.00%	2.73%	34.22%
2012	17.00	967,817	16,449,256	0.00%	0.84%	17.29%
2011	14.49	1,276,782	18,501,761	0.00%	0.37%	(4.11%)
2010	15.11	1,422,833	21,502,371	0.00%	0.75%	9.27%
2009	13.83	1,670,010	23,095,826	0.00%	0.83%	24.58%
MFS New Discovery Series Service Class
2013	$19.50	683,662	$13,332,010	0.00%	0.00%	41.22%
2012	13.81	458,942	6,337,595	0.00%	0.00%	20.90%
2011	11.42	433,543	4,951,987	0.00%	0.00%	(10.49%)
2010	12.76	582,663	7,435,506	0.00%	0.00%	35.94%
2009	9.39	326,023	3,060,543	0.00%	0.00%	62.92%
MFS Utilities Series Service Class
2013	$15.14	894,580	$13,544,572	0.00%	1.72%	20.21%
2012	12.59	1,231,073	15,505,053	0.00%	6.48%	13.21%
2011	11.12	1,587,426	17,659,927	0.00%	3.05%	6.51%
2010	10.45	1,569,241	16,391,189	0.00%	2.85%	13.51%
2009	9.20	342,118	3,148,223	0.00%	4.53%	32.87%
Neuberger Berman Socially Responsive I Class (6)
05/16/2013 - 12/31/2013	$12.07	11,460	$138,363	0.00%	1.05%	15.57%
Oppenheimer Global Fund/VA Service Shares (6)
05/22/2013 - 12/31/2013	$11.53	100,254	$1,155,929	0.00%	0.04%	12.27%

See Notes to Financial Statements	SA-34	See explanation of references on SA-35

PACIFIC SELECT EXEC SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts For Each Year or Period	AUV	Units Outstanding (1)	Net Assets (1)	Expense Ratio (2)	Investment Income Ratio (3)	Total Return (4)
PIMCO Global Multi-Asset - Advisor Class
2013	$9.16	784,478	$7,189,410	0.00%	3.08%	(7.91%)
2012	9.95	1,121,879	11,164,519	0.00%	3.22%	8.77%
05/05/2011 - 12/31/2011	9.15	1,431,608	13,097,645	0.00%	1.65%	(6.30%)
Royce Micro-Cap Service Class
2013	$13.18	152,971	$2,016,182	0.00%	0.37%	20.65%
2012	10.92	144,118	1,574,328	0.00%	0.00%	7.45%
2011	10.17	130,318	1,324,826	0.00%	2.50%	(12.26%)
05/13/2010 - 12/31/2010	11.59	80,595	933,782	0.00%	See Note (7)	18.65%
T. Rowe Price Blue Chip Growth - II
2013	$20.95	2,403,200	$50,355,566	0.00%	0.00%	40.85%
2012	14.88	2,321,252	34,532,015	0.00%	0.00%	17.91%
2011	12.62	1,231,464	15,537,774	0.00%	0.00%	1.36%
2010	12.45	799,091	9,946,992	0.00%	0.00%	16.00%
2009	10.73	664,636	7,132,164	0.00%	0.00%	41.79%
T. Rowe Price Equity Income - II
2013	$17.30	3,604,155	$62,363,206	0.00%	1.33%	29.41%
2012	13.37	3,286,271	43,941,614	0.00%	1.89%	16.92%
2011	11.44	3,755,291	42,945,516	0.00%	1.55%	(1.02%)
2010	11.55	3,772,800	43,590,084	0.00%	1.75%	14.74%
2009	10.07	2,818,542	28,381,018	0.00%	1.76%	25.25%
Van Eck VIP Global Hard Assets Initial Class
2013	$27.18	2,061,594	$56,039,109	0.00%	0.71%	10.53%
2012	24.59	2,521,100	61,998,655	0.00%	0.61%	3.39%
2011	23.79	2,705,878	64,362,975	0.00%	1.19%	(16.45%)
2010	28.47	2,798,427	79,670,244	0.00%	0.40%	29.23%
2009	22.03	3,070,450	67,640,171	0.00%	0.26%	57.54%
(1)	The significant decrease in units outstanding and net assets during the year ended December 31, 2011 on most of the variable accounts that invested in Class I shares of the corresponding non-portfolio optimization portfolios of Pacific Select Fund was mainly due to the transfer of assets from those variable accounts to the five Portfolio Optimization Variable Accounts (Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, and Portfolio Optimization Aggressive-Growth Variable Accounts), which were added to the Separate Account during 2011.
(2)	There are no policy fees and expenses of the Separate Account that result in a direct reduction of unit values for each period indicated. The expense ratios exclude expenses of the underlying portfolios/funds in which the variable accounts invest and charges made directly to policyholder accounts through the redemption of units (See Note 4 in Notes to Financial Statements).
(3)	The investment income ratios represent the dividends, excluding distributions of capital gains, received by the variable accounts from the underlying portfolios/funds, divided by the average daily net assets (See Note 3 in Notes to Financial Statements for information on dividends and distributions). The recognition of investment income by the variable accounts is affected by the timing of the declaration of dividends by the underlying portfolios/funds in which the variable accounts invest. The investment income ratios for periods of less than one full year are annualized. The investment income ratios for the year ended December 31, 2011 of certain variable accounts might be higher than other years mainly due to the net investment income distributions received after the share class conversion of the underlying portfolios in Pacific Select Fund in which the variable accounts invested. Such distributions had no impact on the total returns of the variable accounts or the underlying portfolios in which the variable accounts invested.
(4)	Total returns reflect changes in unit values of the underlying portfolios/funds and do not include deductions at the separate account or policy level for any mortality and expense risk (“M&E”) fees, cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, surrender charges or other charges that may be incurred under a policy which, if incurred, would have resulted in lower returns. Variable Accounts with a date notation indicate the inception date of that Variable Account. Total returns are calculated for each period indicated and are not annualized for periods of less than one full year.
(5)	Investment income ratio represents less than 0.005%.
(6)	Operations commenced during 2013 (See Note 1 in Notes to Financial Statements).
(7)	Subsequent to commencement of operations on May 13, 2010, the Royce Micro-Cap Service Class Variable Account received its annual distribution. The annualized investment income ratio was 7.00%. Prior to annualization, the ratio was 4.45%.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Pacific Select Exec Separate Account (the “Separate Account”) is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and as of December 31, 2013 was comprised of eighty-nine subaccounts (“Variable Accounts”). The assets in each of the Variable Accounts invest in the corresponding portfolios or funds (each, a “Portfolio” and collectively, the “Portfolios”) of Pacific Select Fund (See Note 4), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), American Century Variable Portfolios, Inc., BlackRock Variable Series Funds, Inc., Dreyfus Variable Investment Fund, Fidelity Variable Insurance Products Funds, Franklin Templeton Variable Insurance Products Trust, GE Investments Funds, Inc., Janus Aspen Series, Lazard Retirement Series, Inc., Legg Mason Partners Variable Equity Trust, Lord Abbett Series Fund, Inc., M Fund, Inc., MFS Variable Insurance Trust, Neuberger Berman Advisers Management Trust, Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust, Royce Capital Fund, T. Rowe Price Equity Series, Inc., and Van Eck VIP Trust (collectively, the “Funds”). All eighty-nine Variable Accounts are presented in the Schedule of Investments on pages SA-2 and SA-3 of this brochure.

Growth, ClearBridge Variable Aggressive Growth - Class II, and ClearBridge Variable Mid Cap Core - Class II Variable Accounts and Portfolios/Funds were formerly named Growth LT, Legg Mason ClearBridge Variable Aggressive Growth - Class II, and Legg Mason ClearBridge Variable Mid Cap Core - Class II Variable Accounts and Portfolios/Funds, respectively. M Large Cap Value Fund, the underlying portfolio for the Variable Account V, was formerly named M Business Opportunity Value Fund.

Each Portfolio pursues different investment objectives and policies. The financial statements of the Funds, including the schedules of investments are provided separately and should be read in conjunction with the Separate Account’s financial statements.

The Separate Account organized and registered with the Securities and Exchange Commission (“SEC”) the following nine new Variable Accounts, all of which commenced operations during 2013:

Variable Accounts	Commenced Operations on	Variable Accounts	Commenced Operations on
Floating Rate Income	May 1, 2013	Dreyfus Appreciation Service Shares	May 16, 2013
Value Advantage	May 6, 2013	Lord Abbett Total Return Class VC	May 31, 2013
Currency Strategies	May 7, 2013	Neuberger Berman Socially Responsive I Class	May 16, 2013
Global Absolute Return	May 16, 2013	Oppenheimer Global Fund/VA Service Shares	May 22, 2013
Precious Metals	May 3, 2013

Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of Pacific Life Insurance Company (“Pacific Life”). The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by Pacific Life, but the obligations of the Separate Account, including benefits related to variable life insurance policies, are obligations of Pacific Life.

The Separate Account funds individual modified single premium, flexible premium, and last survivor flexible premium variable life insurance policies issued by Pacific Life. The investments of the Separate Account are carried at fair value.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America for investment companies which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments

Investments in shares of the Portfolios are valued at the reported net asset values of the respective Portfolios. Valuation of securities held by the Funds is discussed in the notes to their financial statements.

B. Security Transactions and Income

Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividends and capital gains distributions, if any, from mutual fund investments are recorded on the ex-dividend date.

C. Federal Income Taxes

The operations of the Separate Account will be reported on the Federal income tax return of Pacific Life, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. Under the current tax law, no Federal income taxes are expected to be paid by Pacific Life with respect to the operations of the Separate Account. Pacific Life will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any Federal income taxes that would be attributable to the policies.

3. DIVIDENDS AND DISTRIBUTIONS FROM MUTUAL FUND INVESTMENTS

All dividends and capital gains distributions, if any, received from the Portfolios of the Underlying Funds are reinvested in additional full and fractional shares of the related Portfolios and are recorded by the Variable Accounts on the ex-dividend date.

Currently each of the Portfolios in the Pacific Select Fund is either qualified as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (the “Code”) (the “RIC Portfolios”) or treated as a partnership for Federal income tax purposes only (the “Partnership Portfolios”). Effective January 1, 2013, each of the RIC Portfolios, if any, intends to utilize the consent dividend provision of section 565 of the Code to effectively distribute income and capital gains for tax purposes although they are not paid by the RIC Portfolios. In addition, the

PACIFIC SELECT EXEC SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

Partnership Portfolios are not required to distribute taxable income and capital gains for Federal income tax purposes. No dividends and capital gains distributions were received from any Portfolios in the Pacific Select Fund nor were they recorded by the applicable Variable Accounts in the Statements of Operations for the year ended December 31, 2013.

4. CHARGES AND EXPENSES AND RELATED PARTY TRANSACTIONS

Pacific Life makes certain deductions from the net assets of each Variable Account through a redemption of units for charges for the mortality and expense risks (“M&E”) and administrative expenses Pacific Life assumes, cost of insurance, charges for optional benefits provided by rider and any applicable surrender charges, and are shown as a decrease in net assets in the accompanying Statements of Changes in Net Assets. The mortality risk assumed by Pacific Life is the risk that those insured may die sooner than anticipated and therefore, Pacific Life will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is where expenses incurred in issuing and administering the policies will exceed the amounts realized from the administrative fees assessed against the policies. The cost of insurance charge is the primary charge under the policy for the death benefit provided by Pacific Life which may vary by policy based on underwriting criteria. For some policies, a surrender charge is imposed if the policy is partially or fully surrendered within the specified surrender charge period and charges will vary depending on the individual policy. Most policies offer optional benefits that can be added to the policy by rider. The charges for riders can range depending on the individual policy. All of the fees described above are assessed directly to each policyholder account through a redemption of units. Surrender charges are included in policy benefits and terminations; and charges for M&E, administrative expenses, cost of insurance, and optional benefits provided by rider are included in policy maintenance charges in the accompanying Statements of Changes in Net Assets. The operating expenses of the Separate Account are paid by Pacific Life and are not reflected in the accompanying financial statements.

In addition to charges and expenses described above, the Variable Accounts also indirectly bear a portion of the operating expenses of the applicable Portfolios in which the Variable Accounts invest.

With respect to variable life insurance policies funded by the Separate Account, Pacific Life makes certain deductions from premiums before amounts are allocated to the Separate Account to help pay costs of distributing the policies and to pay state and local premium taxes, any other taxes that might be imposed, and to compensate Pacific Life for certain costs or lost investment opportunities resulting from amortization and delayed recognition of certain policy expenses for Federal income tax purposes. These deductions are not reflected in the accompanying financial statements.

The assets of certain Variable Accounts invest in Class I shares of the corresponding Portfolios of Pacific Select Fund (“PSF”). Each Portfolio of PSF pays an advisory fee to Pacific Life Fund Advisors, LLC (“PLFA”), a wholly-owned subsidiary of Pacific Life, pursuant to PSF’s Investment Advisory Agreement and pays a class-specific service fee to Pacific Select Distributors, Inc. (“PSD”), also a wholly-owned subsidiary of Pacific Life, for providing shareholder servicing activities under PSF’s Service Plan. Each Portfolio of PSF also compensates Pacific Life and PLFA on an approximate cost basis pursuant to PSF’s Agreement for Support Services for providing services to PSF that are outside the scope of the Investment Adviser’s responsibilities under the Investment Advisory Agreement. The advisory fee and service fee rates are disclosed in Note 6 in Notes to Financial Statements of PSF, which are included in Section D of this brochure. For the year ended December 31, 2013, PLFA received net advisory fees from PSF at effective annual rates ranging from 0.05% to 0.95% which are based on an annual percentage of average daily net assets of each Portfolio of PSF, and PSD received a service fee of 0.20% on Class I shares only from PSF, based on an annual percentage of average daily net assets of each Portfolio of PSF.

5. RELATED PARTY AGREEMENT

PSD serves as principal underwriter of variable life insurance policies funded by interests in the Separate Account, without remuneration from the Separate Account.

6. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year or period ended December 31, 2013, were as follows:

Variable Accounts	Purchases	Sales

Cash Management	$135,536,551	$158,795,823
Diversified Bond	6,155,628	6,185,341
Floating Rate Income (1)	1,359,656	265,733
Floating Rate Loan	11,197,847	1,951,795
High Yield Bond	15,799,337	28,638,262
Inflation Managed	4,316,028	40,110,969
Inflation Protected	1,869,858	1,605,466
Managed Bond	14,801,865	51,904,080
Short Duration Bond	15,706,334	6,369,216
Emerging Markets Debt	3,322,023	1,177,566
American Funds Growth	10,016,048	6,659,709
American Funds Growth-Income	7,051,741	4,388,129
Comstock	9,654,545	4,745,515
Dividend Growth	7,675,002	8,016,689
Equity Index	18,484,559	49,791,097
Focused 30	2,087,337	8,316,507
Growth	1,833,571	17,963,783
Large-Cap Growth	2,674,742	5,812,806

Variable Accounts	Purchases	Sales

Large-Cap Value	$7,584,782	$11,717,430
Long/Short Large-Cap	3,866,912	1,434,868
Main Street Core	2,467,892	16,696,041
Mid-Cap Equity	2,148,891	12,919,204
Mid-Cap Growth	4,059,949	7,408,910
Mid-Cap Value	12,351,918	6,583,523
Small-Cap Equity	4,392,081	2,942,614
Small-Cap Growth	4,428,540	4,610,484
Small-Cap Index	9,024,694	16,351,946
Small-Cap Value	9,463,134	11,293,482
Value Advantage (1)	118,821	9,587
Health Sciences	8,833,964	8,429,593
Real Estate	8,537,385	12,550,247
Technology	2,162,237	2,709,847
Emerging Markets	22,631,840	27,885,156
International Large-Cap	24,515,600	33,793,139
International Small-Cap	4,331,408	3,162,949
International Value	9,516,667	11,681,583

PACIFIC SELECT EXEC SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

Variable Accounts	Purchases	Sales

Currency Strategies (1)	$228,310	$112,821
Global Absolute Return (1)	2,084,240	1,075,885
Precious Metals (1)	1,227,660	267,318
American Funds Asset Allocation	7,786,976	1,154,543
Pacific Dynamix - Conservative Growth	1,161,287	933,927
Pacific Dynamix - Moderate Growth	6,178,618	1,235,422
Pacific Dynamix - Growth	5,998,196	1,058,601
Portfolio Optimization Conservative	5,106,659	9,008,409
Portfolio Optimization Moderate-Conservative	4,476,100	9,073,150
Portfolio Optimization Moderate	16,013,620	20,755,977
Portfolio Optimization Growth	20,851,790	22,505,600
Portfolio Optimization Aggressive-Growth	10,525,775	9,213,083
Invesco V.I. International Growth Series II	3,917,869	1,045,608
American Century VP Mid Cap Value Class II	5,604,048	2,593,125
BlackRock Basic Value V.I. Class III	7,691,896	6,177,504
BlackRock Global Allocation V.I. Class III	11,205,799	8,305,140
Dreyfus Appreciation Service Shares (1)	1,812,556	1,662,520
Fidelity VIP Contrafund Service Class 2	5,337,508	8,834,848
Fidelity VIP Freedom Income Service Class 2	572,387	590,758
Fidelity VIP Freedom 2010 Service Class 2	170,208	217,894
Fidelity VIP Freedom 2015 Service Class 2	797,637	393,819
Fidelity VIP Freedom 2020 Service Class 2	1,078,620	564,713
Fidelity VIP Freedom 2025 Service Class 2	1,919,489	1,070,120
Fidelity VIP Freedom 2030 Service Class 2	1,253,124	470,127
Fidelity VIP Freedom 2035 Service Class 2	550,162	56,490
Fidelity VIP Freedom 2045 Service Class 2	639,200	177,668
Fidelity VIP Growth Service Class 2	1,650,108	1,654,726
Fidelity VIP Mid Cap Service Class 2	8,471,050	6,618,312
Fidelity VIP Value Strategies Service Class 2	4,045,967	4,274,840

(1)	Operations commenced during 2013 (See Note 1).

Variable Accounts	Purchases	Sales

Templeton Foreign Securities Class 2	$8,163,489	$1,808,297
Templeton Global Bond Securities Class 2	14,501,730	14,041,563
GE Investments Total Return Class 3	1,014,019	290,970
Janus Aspen Series Overseas Service Shares	3,155,628	13,587,972
Janus Aspen Series Enterprise Service Shares	2,307,129	2,955,203
Lazard Retirement U.S. Strategic Equity Service Class	484,777	455,941
ClearBridge Variable Aggressive Growth - Class II	7,964,082	2,057,861
ClearBridge Variable Mid Cap Core - Class II	7,287,218	633,975
Lord Abbett Developing Growth Class VC	3,731,312	1,153,867
Lord Abbett Fundamental Equity Class VC	4,487,925	8,744,468
Lord Abbett Total Return Class VC (1)	1,308,972	147,593
I	11,884,595	9,948,639
II	6,253,478	5,955,010
III	6,691,129	7,945,293
V	6,555,769	3,636,864
MFS New Discovery Series Service Class	6,959,928	2,960,862
MFS Utilities Series Service Class	3,509,233	7,711,159
Neuberger Berman Socially Responsive I Class (1)	171,462	44,273
Oppenheimer Global Fund/VA Service Shares (1)	1,101,380	24,780
PIMCO Global Multi-Asset - Advisor Class	4,041,112	7,138,253
Royce Micro-Cap Service Class	1,001,038	842,417
T. Rowe Price Blue Chip Growth - II	15,595,040	13,303,238
T. Rowe Price Equity Income - II	13,311,472	7,814,506
Van Eck VIP Global Hard Assets Initial Class	8,540,303	18,406,025

7.	FAIR VALUE MEASUREMENTS

The Separate Account characterizes its holdings in the Variable Accounts as Level 1, Level 2 or Level 3 based upon the various inputs or methodologies used to value the holdings. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices (unadjusted) in active markets for identical holdings

Level 2 –	Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data

Level 3 –	Significant unobservable inputs that are not corroborated by observable market data

The inputs or methodologies used for valuing the Variable Accounts’ holdings are not necessarily an indication of risks associated with investing in those holdings. As of December 31, 2013, the Variable Accounts’ holdings as presented in the Schedule of Investments on pages SA-2 and SA-3 of this brochure were all categorized as Level 1 under the three-tier hierarchy of inputs.

8. CHANGE IN UNITS OUTSTANDING

The changes in units outstanding for the year or period ended December 31, 2013 and 2012 were as follows:

	2013			2012
Variable Accounts	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)

Cash Management	14,168,468	(15,162,292)	(993,824)	10,617,694	(12,020,408)	(1,402,714)
Diversified Bond	577,016	(579,109)	(2,093)	735,209	(512,138)	223,071
Floating Rate Income (1)	134,959	(26,276)	108,683
Floating Rate Loan	1,260,261	(383,906)	876,355	618,221	(257,225)	360,996
High Yield Bond	471,168	(682,789)	(211,621)	634,695	(634,746)	(51)
Inflation Managed	323,627	(936,779)	(613,152)	600,298	(748,211)	(147,913)
Inflation Protected	174,624	(151,947)	22,677	97,240	(102,839)	(5,599)
Managed Bond	1,207,284	(1,804,948)	(597,664)	1,501,362	(1,654,578)	(153,216)
Short Duration Bond	1,785,895	(1,042,540)	743,355	1,337,445	(1,395,481)	(58,036)
Emerging Markets Debt (2)	318,744	(122,078)	196,666	113,272	(9,354)	103,918
American Funds Growth	881,162	(702,576)	178,586	565,465	(930,512)	(365,047)
American Funds Growth-Income	754,252	(597,369)	156,883	557,761	(651,966)	(94,205)

PACIFIC SELECT EXEC SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

	2013			2012
Variable Accounts	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Comstock	875,881	(573,330)	302,551	443,184	(515,557)	(72,373)
Dividend Growth	697,478	(721,316)	(23,838)	977,757	(532,434)	445,323
Equity Index	800,726	(1,242,163)	(441,437)	1,114,179	(1,490,112)	(375,933)
Focused 30	340,138	(703,464)	(363,326)	561,998	(1,219,730)	(657,732)
Growth	223,160	(508,821)	(285,661)	358,778	(697,456)	(338,678)
Large-Cap Growth	596,207	(912,307)	(316,100)	1,091,137	(1,577,308)	(486,171)
Large-Cap Value	844,214	(1,045,469)	(201,255)	990,364	(1,159,134)	(168,770)
Long/Short Large-Cap	509,008	(315,536)	193,472	158,970	(185,850)	(26,880)
Main Street Core	187,921	(399,392)	(211,471)	310,286	(514,919)	(204,633)
Mid-Cap Equity	307,996	(666,253)	(358,257)	463,224	(882,062)	(418,838)
Mid-Cap Growth	718,689	(978,613)	(259,924)	1,125,965	(1,329,264)	(203,299)
Mid-Cap Value	620,529	(353,070)	267,459	176,099	(291,657)	(115,558)
Small-Cap Equity	274,056	(222,620)	51,436	315,795	(318,096)	(2,301)
Small-Cap Growth	415,228	(420,969)	(5,741)	400,129	(608,433)	(208,304)
Small-Cap Index	850,930	(1,142,962)	(292,032)	918,177	(1,845,474)	(927,297)
Small-Cap Value	520,166	(575,301)	(55,135)	465,598	(595,541)	(129,943)
Value Advantage (1)	10,857	(926)	9,931
Health Sciences	445,178	(438,755)	6,423	625,796	(441,529)	184,267
Real Estate	361,852	(447,332)	(85,480)	367,419	(469,711)	(102,292)
Technology	445,275	(513,543)	(68,268)	907,101	(1,009,082)	(101,981)
Emerging Markets	937,470	(1,079,432)	(141,962)	651,565	(722,787)	(71,222)
International Large-Cap	2,530,620	(3,253,163)	(722,543)	1,877,918	(2,356,383)	(478,465)
International Small-Cap	502,391	(392,452)	109,939	316,523	(319,371)	(2,848)
International Value	847,276	(932,601)	(85,325)	1,138,082	(1,061,462)	76,620
Currency Strategies (1)	22,423	(11,337)	11,086
Global Absolute Return (1)	213,505	(111,442)	102,063
Precious Metals (1)	134,216	(26,633)	107,583
American Funds Asset Allocation	471,670	(121,310)	350,360	176,772	(128,892)	47,880
Pacific Dynamix - Conservative Growth	84,661	(70,274)	14,387	86,678	(41,466)	45,212
Pacific Dynamix - Moderate Growth	414,775	(102,851)	311,924	206,757	(142,177)	64,580
Pacific Dynamix - Growth	389,000	(116,429)	272,571	213,022	(77,079)	135,943
Portfolio Optimization Conservative	553,598	(908,000)	(354,402)	921,258	(477,004)	444,254
Portfolio Optimization Moderate-Conservative	642,158	(1,047,963)	(405,805)	881,735	(1,273,464)	(391,729)
Portfolio Optimization Moderate	3,084,023	(3,495,998)	(411,975)	2,988,939	(3,314,565)	(325,626)
Portfolio Optimization Growth	3,763,808	(3,870,635)	(106,827)	3,534,038	(4,909,991)	(1,375,953)
Portfolio Optimization Aggressive-Growth	1,681,906	(1,553,113)	128,793	1,518,495	(2,136,617)	(618,122)
Invesco V.I. International Growth Series II (3)	376,860	(127,425)	249,435	189,792	(9,022)	180,770
American Century VP Mid Cap Value Class II (4)	430,093	(193,382)	236,711	341,064	(42,270)	298,794
BlackRock Basic Value V.I. Class III	556,760	(472,026)	84,734	570,099	(708,257)	(138,158)
BlackRock Global Allocation V.I. Class III	839,534	(832,700)	6,834	969,802	(978,984)	(9,182)
Dreyfus Appreciation Service Shares (1)	177,069	(162,751)	14,318
Fidelity VIP Contrafund Service Class 2	526,004	(742,278)	(216,274)	627,988	(1,271,190)	(643,202)
Fidelity VIP Freedom Income Service Class 2	48,311	(52,091)	(3,780)	62,040	(51,081)	10,959
Fidelity VIP Freedom 2010 Service Class 2	14,318	(20,424)	(6,106)	16,929	(120,933)	(104,004)
Fidelity VIP Freedom 2015 Service Class 2	63,258	(36,730)	26,528	34,949	(101,436)	(66,487)
Fidelity VIP Freedom 2020 Service Class 2	86,927	(61,359)	25,568	379,535	(122,263)	257,272
Fidelity VIP Freedom 2025 Service Class 2	176,115	(122,378)	53,737	168,621	(181,371)	(12,750)
Fidelity VIP Freedom 2030 Service Class 2	119,109	(68,955)	50,154	389,032	(41,283)	347,749
Fidelity VIP Freedom 2035 Service Class 2 (5)	47,917	(6,475)	41,442	8,276	(200)	8,076
Fidelity VIP Freedom 2045 Service Class 2 (6)	53,661	(15,637)	38,024	15,192	(1,161)	14,031
Fidelity VIP Growth Service Class 2	121,114	(120,337)	777	70,270	(140,823)	(70,553)
Fidelity VIP Mid Cap Service Class 2	349,477	(500,619)	(151,142)	291,106	(494,123)	(203,017)
Fidelity VIP Value Strategies Service Class 2	289,034	(296,635)	(7,601)	167,462	(134,956)	32,506
Templeton Foreign Securities Class 2 (7)	707,253	(199,293)	507,960	114,428	(10,297)	104,131
Templeton Global Bond Securities Class 2	1,386,451	(1,581,199)	(194,748)	1,825,954	(898,478)	927,476
GE Investments Total Return Class 3	80,779	(31,605)	49,174	73,999	(38,052)	35,947
Janus Aspen Series Overseas Service Shares	516,451	(1,607,852)	(1,091,401)	965,969	(1,865,531)	(899,562)
Janus Aspen Series Enterprise Service Shares	183,129	(224,120)	(40,991)	118,971	(68,356)	50,615
Lazard Retirement U.S. Strategic Equity Service Class	32,828	(39,433)	(6,605)	53,215	(41,209)	12,006
ClearBridge Variable Aggressive Growth - Class II	531,482	(158,982)	372,500	123,818	(102,411)	21,407
ClearBridge Variable Mid Cap Core - Class II	449,602	(75,306)	374,296	298,019	(145,973)	152,046
Lord Abbett Developing Growth Class VC (8)	273,688	(90,445)	183,243	6,699	(2,471)	4,228

PACIFIC SELECT EXEC SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

	2013			2012
Variable Accounts	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Lord Abbett Fundamental Equity Class VC	251,435	(665,764)	(414,329)	254,918	(500,763)	(245,845)
Lord Abbett Total Return Class VC (1)	122,501	(4,716)	117,785
I	456,701	(437,100)	19,601	290,235	(548,042)	(257,807)
II	237,300	(299,263)	(61,963)	385,251	(420,839)	(35,588)
III	117,468	(216,742)	(99,274)	211,922	(273,531)	(61,609)
V	335,682	(308,831)	26,851	236,406	(545,371)	(308,965)
MFS New Discovery Series Service Class	480,623	(255,903)	224,720	228,389	(202,990)	25,399
MFS Utilities Series Service Class	267,911	(604,404)	(336,493)	359,796	(716,149)	(356,353)
Neuberger Berman Socially Responsive I Class (1)	11,818	(358)	11,460
Oppenheimer Global Fund/VA Service Shares (1)	103,262	(3,008)	100,254
PIMCO Global Multi-Asset - Advisor Class	500,796	(838,197)	(337,401)	528,844	(838,573)	(309,729)
Royce Micro-Cap Service Class	88,254	(79,401)	8,853	117,050	(103,250)	13,800
T. Rowe Price Blue Chip Growth - II	1,149,902	(1,067,954)	81,948	1,454,531	(364,743)	1,089,788
T. Rowe Price Equity Income - II	1,153,761	(835,877)	317,884	788,416	(1,257,436)	(469,020)
Van Eck VIP Global Hard Assets Initial Class	594,893	(1,054,399)	(459,506)	527,320	(712,098)	(184,778)

(1)	Operations commenced during 2013 (See Note 1).
(2)	Operations commenced on May 2, 2012.
(3)	Operations commenced on May 31, 2012.
(4)	Operations commenced on June 4, 2012.
(5)	Operations commenced on August 1, 2012.
(6)	Operations commenced on June 4, 2012.
(7)	Operations commenced on May 18, 2012.
(8)	Operations commenced on May 22, 2012.

PACIFIC LIFE INSURANCE COMPANY

AND SUBSIDIARIES

Consolidated Financial Statements

as of December 31, 2013 and 2012 and

for the years ended December 31, 2013, 2012 and 2011

and Independent Auditors’ Report

INDEPENDENT AUDITORS’ REPORT

Pacific Life Insurance Company and Subsidiaries:

Deloitte & Touche LLP

Suite 1200

695 Town Center Drive

Costa Mesa, CA 92626-7188

USA

Tel: +1 714 436 7100

Fax: +1 714 436 7200

www.deloitte.com

We have audited the accompanying consolidated financial statements of Pacific Life Insurance Company and Subsidiaries (the “Company”), which comprise the consolidated statements of financial condition as of December 31, 2013 and 2012, and the related consolidated statements of operations, comprehensive income (loss), equity, and cash flows for each of the three years in the period ended December 31, 2013 and the related notes to the consolidated financial statements.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Pacific Life Insurance Company and Subsidiaries as of December 31, 2013 and 2012, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2013 in accordance with accounting principles generally accepted in the United States of America.

March 7, 2014

Member of Deloitte Touche Tohmatsu Limited

Pacific Life Insurance Company and Subsidiaries

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

	December 31,

(In Millions)	2013	2012
ASSETS

Investments:

Fixed maturity securities available for sale, at estimated fair value	$32,466	$32,183

Equity securities available for sale, at estimated fair value	137	152

Mortgage loans	8,454	7,729

Policy loans	7,155	6,998

Other investments (includes VIE assets of $81 and $441)	1,648	2,484
TOTAL INVESTMENTS	49,860	49,546

Cash and cash equivalents (includes VIE assets of $8 and $14)	2,000	2,256

Restricted cash (includes VIE assets of $194 and $198)	314	294

Deferred policy acquisition costs	4,214	4,329

Aircraft leasing portfolio, net (includes VIE assets of $1,398 and $1,559)	7,296	6,760

Other assets (includes VIE assets of $22 and $26)	3,117	3,305

Separate account assets	60,864	55,302

TOTAL ASSETS	$127,665	$121,792

LIABILITIES AND EQUITY

Liabilities:

Policyholder account balances	$36,751	$34,983

Future policy benefits	10,444	11,105

Debt (includes VIE debt of $659 and $865)	7,826	7,765

Other liabilities (includes VIE liabilities of $280 and $292)	2,932	3,069

Separate account liabilities	60,864	55,302
TOTAL LIABILITIES	118,817	112,224

Commitments and contingencies (Note 19)

Stockholder’s Equity:

Common stock - $50 par value; 600,000 shares authorized, issued and outstanding	30	30

Paid-in capital	982	982

Retained earnings	6,941	6,489

Accumulated other comprehensive income	858	1,648

Total Stockholder’s Equity	8,811	9,149

Noncontrolling interest	37	419

TOTAL EQUITY	8,848	9,568

TOTAL LIABILITIES AND EQUITY	$127,665	$121,792

The abbreviation VIE above means variable interest entity.

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

CONSOLIDATED STATEMENTS OF OPERATIONS

	Years Ended December 31,

(In Millions)	2013	2012	2011
REVENUES

Policy fees and insurance premiums	$3,365	$3,324	$3,081

Net investment income	2,290	2,281	2,186

Net realized investment gain (loss)	586	(349)	(661)

OTTI, consisting of $33, $116 and $409 in total, net of $6, $53 and $256 recognized in OCI	(27)	(63)	(153)

Investment advisory fees	351	298	268

Aircraft leasing revenue	736	660	607

Other income	253	237	226

TOTAL REVENUES	7,554	6,388	5,554

BENEFITS AND EXPENSES

Policy benefits paid or provided	2,366	2,444	1,951

Interest credited to policyholder account balances	1,248	1,252	1,318

Commission expenses	1,354	648	122

Operating and other expenses	1,784	1,601	1,441

TOTAL BENEFITS AND EXPENSES	6,752	5,945	4,832

INCOME FROM CONTINUING OPERATIONS BEFORE PROVISION (BENEFIT) FOR INCOME TAXES	802	443	722

Provision (benefit) for income taxes	131	(67)	80

INCOME FROM CONTINUING OPERATIONS	671	510	642

Discontinued operations, net of taxes			(9)

Net income	671	510	633

Less: net income attributable to the noncontrolling interest from continuing operations	(19)	(68)	(71)

NET INCOME ATTRIBUTABLE TO THE COMPANY	$652	$442	$562

The abbreviation OTTI above means other than temporary impairment losses.

The abbreviation OCI above means other comprehensive income (loss).

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

	Years Ended December 31,

(In Millions)	2013	2012	2011

NET INCOME	$671	$510	$633

Other comprehensive income (loss), net of tax:

Unrealized gains (loss) on securities:

Unrealized holding gains (loss) arising during period	(754)	698	601

Reclassification adjustment for gains (loss) included in net income	(42)	(55)	54
Unrealized gains (loss) on securities	(796)	643	655

Holding loss on other securities			(8)

Other	6	2	(4)

Other comprehensive income (loss)	(790)	645	643

Comprehensive income (loss)	(119)	1,155	1,276

Less: comprehensive income attributable to the noncontrolling interest	(19)	(69)	(71)

COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	($138)	$1,086	$1,205

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

CONSOLIDATED STATEMENTS OF EQUITY

				Accumulated Other
				Comprehensive Income (Loss)
				Unrealized

				Gain (Loss) On

				Derivatives

				and Securities		Total

	Common	Paid-in	Retained	Available for	Other,	Stockholder’s	Noncontrolling	Total

(In Millions)	Stock	Capital	Earnings	Sale, Net	Net	Equity	Interest	Equity
BALANCES, JANUARY 1, 2011	$30	$982	$5,761	$363	($2)	$7,134	$251	$7,385

Comprehensive income:

Net income			562			562	71	633

Other comprehensive income (loss)				655	(12)	643		643

Total comprehensive income						1,205	71	1,276

Dividend to parent			(125)			(125)		(125)

Non-cash dividend to parent			(21)			(21)		(21)

Change in equity of noncontrolling interest							12	12
BALANCES, DECEMBER 31, 2011	30	982	6,177	1,018	(14)	8,193	334	8,527

Comprehensive income:

Net income			442			442	68	510

Other comprehensive income				643	1	644	1	645

Total comprehensive income						1,086	69	1,155

Dividend to parent			(130)			(130)		(130)

Change in equity of noncontrolling interest							16	16
BALANCES, DECEMBER 31, 2012	30	982	6,489	1,661	(13)	9,149	419	9,568

Comprehensive loss:

Net income			652			652	19	671

Other comprehensive income (loss)				(796)	6	(790)		(790)

Total comprehensive loss						(138)	19	(119)

Dividend to parent			(200)			(200)		(200)

Change in equity of noncontrolling interest							(21)	(21)

Deconsolidation of Investment Funds (Note 4)							(380)	(380)

BALANCES, DECEMBER 31, 2013	$30	$982	$6,941	$865	($7)	$8,811	$37	$8,848

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
(In Millions)	2013	2012	2011
CASH FLOWS FROM OPERATING ACTIVITIES

Income from continuing operations	$671	$510	$642

Adjustments to reconcile income from continuing operations to net cash provided by operating activities:

Net accretion on fixed maturity securities	(82)	(119)	(116)

Depreciation and amortization	438	389	329

Deferred income taxes	118	(70)	75

Net realized investment (gain) loss	(586)	349	661

Other than temporary impairments	27	63	153

Net change in deferred policy acquisition costs	352	(199)	(663)

Interest credited to policyholder account balances	1,248	1,252	1,318

Net change in future policy benefits and other insurance liabilities	1,069	1,574	1,215

Other operating activities, net	223	(192)	(18)
NET CASH PROVIDED BY OPERATING ACTIVITIES BEFORE DISCONTINUED OPERATIONS	3,478	3,557	3,596

Net cash used in operating activities of discontinued operations		(2)	(7)
NET CASH PROVIDED BY OPERATING ACTIVITIES	3,478	3,555	3,589

CASH FLOWS FROM INVESTING ACTIVITIES

Fixed maturity and equity securities available for sale:

Purchases	(5,909)	(6,018)	(4,808)

Sales	1,279	2,446	3,159

Maturities and repayments	2,640	2,076	2,256

Repayments of mortgage loans	602	644	1,172

Fundings of mortgage loans and real estate	(1,345)	(1,157)	(2,177)

Proceeds from sale of real estate	405	443	41

Net change in policy loans	(157)	(186)	(122)

Change in restricted cash	(20)	(14)	(66)

Purchases of derivative instruments	(1)		(79)

Terminations of derivative instruments, net	(35)	188	172

Proceeds from nonhedging derivative settlements	86	129	151

Payments for nonhedging derivative settlements	(628)	(688)	(505)

Net change in collateral received or pledged	(136)	(546)	516

Purchases of and advance payments on aircraft leasing portfolio	(1,143)	(1,388)	(1,397)

Proceeds from sale of aircraft	380	284	414

Acquisition of retrocession business			192

Acquisition of pension advisory business			(45)

Other investing activities, net	65	(118)	(69)
NET CASH USED IN INVESTING ACTIVITIES	(3,917)	(3,905)	(1,195)
(Continued)

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
(In Millions)	2013	2012	2011
(Continued)

CASH FLOWS FROM FINANCING ACTIVITIES

Policyholder account balances:

Deposits	$6,223	$5,453	$4,521

Withdrawals	(5,894)	(6,224)	(6,599)

Net change in short-term debt	(272)	292

Issuance of long-term debt	1,661	1,130	1,124

Partial retirement of surplus notes	(478)

Payments of long-term debt	(836)	(761)	(768)

Dividend to parent	(200)	(130)	(125)

Other financing activities, net	(21)	17	12

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	183	(223)	(1,835)

Net change in cash and cash equivalents	(256)	(573)	559

Cash and cash equivalents, beginning of year	2,256	2,829	2,270

CASH AND CASH EQUIVALENTS, END OF YEAR	$2,000	$2,256	$2,829

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

Income taxes paid (received), net	$160	$154	($7)

Interest paid	$294	$291	$222

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND DESCRIPTION OF BUSINESS

Pacific Life Insurance Company (Pacific Life) was established in 1868 and is domiciled in the State of Nebraska as a stock life insurance company. Pacific Life is an indirect subsidiary of Pacific Mutual Holding Company (PMHC), a Nebraska mutual holding company, and a wholly owned subsidiary of Pacific LifeCorp, an intermediate Delaware stock holding company. Pacific Life and its subsidiaries and affiliates have primary business operations consisting of life insurance, annuities, mutual funds, aircraft leasing and reinsurance.

BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements of Pacific Life and its subsidiaries (the Company) have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and include the accounts of Pacific Life and its majority owned and controlled subsidiaries and variable interest entities (VIEs) in which the Company is the primary beneficiary. All significant intercompany transactions and balances have been eliminated in consolidation.

Pacific Life prepares its regulatory financial statements in accordance with statutory accounting practices prescribed or permitted by the Nebraska Department of Insurance (NE DOI), which is a comprehensive basis of accounting other than U.S. GAAP (Note 2). These consolidated financial statements materially differ from those filed with regulatory authorities.

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

In developing these estimates, management makes subjective and complex judgments that are inherently uncertain and subject to material change as facts and circumstances develop. Management has identified the following estimates as critical, as they involve a higher degree of judgment and are subject to a significant degree of variability:

•	The fair value of investments in the absence of quoted market values

•	Other than temporary impairment losses (OTTI) of investments

•	Application of the consolidation rules to certain investments

•	The fair value of and accounting for derivatives

•	Aircraft valuation and impairment

•	The capitalization and amortization of deferred policy acquisition costs (DAC)

•	The liability for future policyholder benefits

•	Accounting for income taxes

•	Accounting for reinsurance transactions

•	Litigation and other contingencies

Certain reclassifications have been made to the 2012 and 2011 consolidated financial statements to conform to the 2013 consolidated financial statement presentation.

The Company has evaluated events subsequent to December 31, 2013 through March 7, 2014, the date the consolidated financial statements were available to be issued.

RECENTLY ADOPTED ACCOUNTING PRONOUNCEMENTS

Effective January 1, 2013, the Company adopted Accounting Standards Update (ASU) 2011-11 as modified by ASU 2013-01 issued by the Financial Accounting Standards Board (FASB), which modifies the Accounting Standards Codification’s (Codification) Balance Sheet Topic. This new guidance clarifies the scope of disclosures about offsetting assets and liabilities. The Company adopted this new guidance as of January 1, 2013 and applied it retrospectively. This ASU required additional financial statement disclosures and had no impact on the Company’s consolidated financial statements.

In May 2011, the FASB issued ASU 2011-04, which modifies the Codification’s Fair Value Measurements and Disclosures Topic. The Company adopted this new guidance as of December 31, 2012 and applied it prospectively. This ASU required additional financial statement disclosures and had no impact on the Company’s consolidated financial statements.

In June 2011, the FASB issued ASU 2011-05 to the Codification’s Comprehensive Income Topic. ASU 2011-05 revises the manner in which a company presents comprehensive income on the financial statements, however, in December 2011, the FASB deferred a portion of the presentation requirements by issuing ASU 2011-12, “Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05”. ASU 2011-05 requires a company to present each component of net income along with total net income, each component of other comprehensive income (OCI) along with a total for OCI, and a total amount for comprehensive income. The Company adopted ASU 2011-05 as of December 31, 2012 after considering the deferral in ASU 2011-12 and included the consolidated statements of comprehensive income immediately following the consolidated statements of operations. Retrospective adoption of this amendment did not have an impact on the Company’s financial position, results of operations or cash flows.

Effective January 1, 2012, the Company adopted ASU 2011-08 to the Codification’s Intangibles - Goodwill and Other Topic, which provides guidance on goodwill impairment testing that simplifies how an entity tests goodwill for impairment. This guidance allows a company to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying value as a basis for determining whether it needs to perform the quantitative two-step goodwill impairment test. Only if the company determines, based on qualitative assessment, that it is more likely than not that a reporting unit’s fair value is less than its carrying value will it be required to calculate the fair value of the reporting unit. The adoption had no impact on the Company’s consolidated financial statements.

In July 2010, the FASB issued ASU 2010-20 to the Codification’s Receivables Topic for “Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses”, which requires enhanced disclosures related to the allowance for credit losses and the credit quality of a company’s financing receivable portfolio. Disclosures are intended to provide additional information regarding the nature of the risk associated with financing receivables and how the assessment of the risk is used to estimate the allowance for credit losses. The Company adopted this guidance as of December 31, 2012 and applied it retrospectively. This guidance only impacted its financial statement disclosures and had no impact on the Company’s consolidated financial statements.

INVESTMENTS

Fixed maturity and equity securities available for sale are reported at estimated fair value, with unrealized gains and losses, net of adjustments related to DAC, future policy benefits and deferred income taxes, recognized as a component of OCI. For mortgage-backed securities and asset-backed securities included in fixed maturity securities available for sale, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. For fixed rate securities, the net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. These adjustments are reflected in net investment income.

Investment income consists primarily of interest and dividends, net investment income from partnership interests, prepayment fees on fixed maturity securities and mortgage loans, and income from certain derivatives. Interest is recognized on an accrual basis and dividends are recorded on the ex-dividend date. Amortization of premium and accretion of discount on fixed maturity securities is recorded using the effective interest method.

The Company’s available for sale securities are regularly assessed for OTTI. If a decline in the estimated fair value of an available for sale security is deemed to be other than temporary, the OTTI is recognized equal to the difference between the estimated fair value and net carrying amount of the security. If the OTTI for a fixed maturity security is attributable to both credit and other factors, then the OTTI is bifurcated and the non credit related portion is recognized in OCI while the credit portion is recognized in earnings. If the OTTI is related to credit factors only, it is recognized in earnings.

The evaluation of OTTI is a quantitative and qualitative process subject to significant estimates and management judgment. The Company has controls and procedures in place to monitor securities and identify those that are subject to greater analysis for OTTI. The Company has an investment impairment committee that reviews and evaluates securities for potential OTTI at least on a quarterly basis.

In evaluating whether a decline in value is other than temporary, the Company considers many factors including, but not limited to, the following: the extent and duration of the decline in value; the reasons for the decline (credit event, currency, interest rate related, or spread widening); the ability and intent to hold the investment for a period of time to allow for a recovery of value; and the financial condition of and near-term prospects of the issuer.

Analysis of the probability that all cash flows will be collected under the contractual terms of a fixed maturity security and determination as to whether the Company does not intend to sell the security and that it is more likely than not that the Company will not be required to sell the security before recovery of the investment are key factors in determining whether a fixed maturity security is other than temporarily impaired.

For mortgage-backed and asset-backed securities, the Company evaluates the performance of the underlying collateral and projected future discounted cash flows. In projecting future discounted cash flows, the Company incorporates inputs from third-party sources and applies reasonable judgment in developing assumptions used to estimate the probability and timing of collecting all contractual cash flows.

In evaluating investment grade perpetual preferred securities, which do not have final contractual cash flows, the Company applies OTTI considerations used for debt securities, placing emphasis on the probability that all cash flows will be collected under the contractual terms of the security and the Company’s intent and ability to hold the security to allow for a recovery of value. Perpetual preferred securities are reported as equity securities as they are structured in equity form, but have significant debt-like characteristics, including periodic dividends, call features, and credit ratings and pricing similar to debt securities.

Realized gains and losses on investment transactions are determined on a specific identification basis and are included in net realized investment gain (loss).

Mortgage loans on real estate are carried at their unpaid principal balance, net of deferred origination fees and write-downs. Mortgage loans are considered to be impaired when management estimates that based upon current information and events, it is probable that the Company will not be able to collect all amounts due according to the contractual terms of the mortgage loan agreement. For mortgage loans deemed to be impaired, an impairment loss is recorded when the carrying amount is greater than the Company’s estimated fair value of the underlying collateral of the loan. When the underlying collateral of the mortgage loan is greater than the carrying amount, the mortgage loan is not considered to have an impaired loss and no write-down is recorded.

Policy loans are stated at unpaid principal balances.

Other investments primarily consist of partnerships and joint ventures, hedge funds, real estate investments, derivative instruments, non-marketable equity securities, low income housing investments qualifying for tax credits (LIHTC), trading securities, and securities of consolidated investment fund companies that operate under the Investment Company Act of 1940 (40 Act Funds). Partnerships, joint venture interests and hedge funds are recorded under the cost or equity method of accounting. Non-marketable equity securities are carried at estimated fair value with unrealized gains or losses recognized in OCI. Trading securities and the securities of the 40 Act Funds are reported at estimated fair value with changes in estimated fair value included in net realized investment gain (loss).

Real estate investments are carried at depreciated cost, net of write-downs, or, for real estate acquired in satisfaction of debt, at estimated fair value at the date of acquisition, if lower than the related unpaid balance. Real estate investments are evaluated for impairment based on the future estimated undiscounted cash flows expected to be received during the estimated holding period. When the future estimated undiscounted cash flows are less than the current carrying value of the property (gross cost less accumulated depreciation), the property is considered impaired and is written-down to its estimated fair value.

Investments in LIHTC are recorded under the effective interest method since they meet certain requirements, including a projected positive yield based solely on guaranteed credits. The amortization of the original investment and the tax credits are recorded in the provision for income taxes.

All derivatives, whether designated in hedging relationships or not, are required to be recorded at estimated fair value. If the derivative is designated as a cash flow hedge, the effective portion of changes in the estimated fair value of the derivative is recorded in OCI and recognized in earnings when the hedged item affects earnings. If the derivative is designated as a fair value hedge, changes in the estimated fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the estimated fair value of the hedged item related to the designated risk being hedged, are reported in net realized investment gain (loss). The change in estimated value of the hedged item associated with the risk being hedged is reflected as an adjustment to the carrying amount of the hedged item. For derivative instruments not designated as hedges, the change in estimated fair value of the derivative is recorded in net realized investment gain (loss).

The periodic cash flows for all hedging derivatives are recorded consistent with the hedged item on an accrual basis. For derivatives that are hedging securities, these amounts are included in net investment income. For derivatives that are hedging liabilities, these amounts are included in interest credited to policyholder account balances or interest expense, which is included in operating and other expenses. For derivatives not designated as hedging instruments, the periodic cash flows are reflected in net realized investment gain (loss) on an accrual basis. Upon termination of a cash flow hedging relationship, the accumulated amount in OCI is amortized into net investment income or interest credited to policyholder account balances over the remaining life of the hedged item. Upon termination of a fair value hedging relationship, the accumulated adjustment to the carrying value of the hedged item is amortized into net investment income or interest expense, which is included in operating and other expenses, or interest credited to policyholder account balances over its remaining life.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include all investments with a maturity of three months or less from purchase date. Cash equivalents consist primarily of U.S. Treasury bills and money market securities.

RESTRICTED CASH

Restricted cash primarily consists of liquidity reserves related to VIEs, security deposits, commitment fees, maintenance reserve payments and rental payments received from certain lessees related to the aircraft leasing business.

DEFERRED POLICY ACQUISITION COSTS

The direct and incremental costs associated with the successful acquisition of new or renewal insurance business; principally commissions, medical examinations, underwriting, policy issue and other expenses; are deferred and recorded as an asset referred to as DAC. DAC related to internally replaced contracts (as defined in the Codification’s Financial Services – Insurance Topic), is immediately written off to expense and any new deferrable expenses associated with the replacement are deferred if the contract modification substantially changes the contract. However, if the contract modification does not substantially change the contract, the existing DAC asset remains in place and any acquisition costs associated with the modification are immediately expensed. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC.

For universal life (UL), variable annuities and other investment-type contracts, acquisition costs are amortized through earnings in proportion to the present value of estimated gross profits (EGPs) from projected investment, mortality and expense margins, and surrender charges over the estimated lives of the contracts. Actual gross margins or profits may vary from management’s estimates, which can increase or decrease the rate of DAC amortization. DAC related to traditional policies is amortized through earnings over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions and estimates consistent with those used in computing policy reserves. DAC related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is adjusted with corresponding charges or benefits, respectively, directly to equity through OCI.

During reporting periods of negative actual gross profits (AGPs), DAC amortization may be negative, which would result in an increase to the DAC balance. Negative amortization is only recorded when the increased DAC balance is determined to be recoverable and is also limited to amounts originally deferred plus interest.

Significant assumptions in the development of EGPs include investment returns, surrender and lapse rates, rider utilization, expenses, interest spreads, and mortality margins. The Company’s long-term assumption for the underlying separate account investment return ranges from 6.75% to 7.75% depending on the product. A change in the assumptions utilized to develop EGPs results in a change to amounts expensed in the reporting period in which the change was made by adjusting the DAC balance to the level DAC would have been had the EGPs been calculated using the new assumptions over the entire amortization period. In general, favorable experience variances result in increased expected future profitability and may lower the rate of DAC amortization, whereas unfavorable experience variances result in decreased expected future profitability and may increase the rate of DAC amortization. All critical assumptions utilized to develop EGPs are evaluated at least annually and necessary revisions are made to certain assumptions to the extent that actual or anticipated experience necessitates such a prospective change. The Company may also identify and implement actuarial modeling refinements to projection models that may result in increases or decreases to the DAC asset.

The DAC asset is reviewed periodically to ensure that the unamortized balance does not exceed expected recoverable EGPs.

AIRCRAFT LEASING PORTFOLIO

Aircraft are recorded at depreciated cost, which includes certain acquisition costs. Depreciation to estimated residual values is computed using the straight-line method over the estimated useful lives of the aircraft. Major improvements to aircraft are capitalized when incurred and depreciated over the shorter of the remaining useful life of the aircraft or the useful life of the improvement. The Company evaluates carrying values of aircraft generally quarterly or based upon changes in market and other physical and economic conditions that indicate the carrying amount of the aircraft may not be recoverable. The Company will record impairments to recognize a loss in the value of the aircraft when management believes that, based on future estimated undiscounted cash flows, the recoverability of the Company’s investment in an aircraft has been impaired.

GOODWILL

Goodwill represents the excess of acquisition costs over the fair value of net assets acquired. Goodwill is not amortized but is reviewed for impairment at least annually or more frequently if events occur or circumstances indicate that the goodwill might be impaired. Goodwill is included in other assets and was $101 million as of December 31, 2013 and 2012. There were no goodwill impairment write-downs during the years ended December 31, 2013, 2012 and 2011.

POLICYHOLDER ACCOUNT BALANCES

Policyholder account balances on UL and certain investment-type contracts, such as funding agreements and guaranteed interest contracts (GICs), are valued using the retrospective deposit method and are equal to accumulated account values, which consist of deposits received, plus interest credited, less withdrawals and assessments. Other investment-type contracts such as payout annuities without life contingencies are valued using a prospective method that estimates the present value of future contract cash flows at the assumed credited or contract rate. Interest credited to these contracts primarily ranged from 0.2% to 8.5%.

FUTURE POLICY BENEFITS

Annuity reserves, which primarily consist of group retirement, structured settlement and immediate annuities with life contingencies, are equal to the present value of estimated future payments using pricing assumptions, as applicable, for interest rates, mortality, morbidity, retirement age and expenses. Interest rates used in establishing such liabilities ranged from 0.6% to 11.0%.

The Company offers variable annuity contracts with guaranteed minimum benefits, including guaranteed minimum death benefits (GMDBs) and riders with guaranteed living benefits (GLBs) that guarantee net principal over a ten-year holding period or a minimum withdrawal benefit over specified periods, subject to certain restrictions. If the guarantee includes a benefit that is only attainable upon annuitization or is wholly life contingent (e.g. GMDBs or guaranteed minimum withdrawal benefits for life), it is accounted for as an insurance liability (Note 11). All other GLB guarantees are accounted for as embedded derivatives (Note 9).

Policy charges assessed against policyholders that represent compensation to the Company for services to be provided in future periods, or for consideration for origination of the contract, are deferred as an unearned revenue reserves (URR), and recognized in revenue over the expected life of the contract using the same methods and assumptions used to amortize DAC. Unearned revenue related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is recorded to equity through OCI.

Life insurance reserves are composed of benefit reserves and additional liabilities. Benefit reserves are valued using the net level premium method on the basis of actuarial assumptions appropriate at policy issue. Mortality and persistency assumptions are generally based on the Company’s experience, which, together with interest and expense assumptions, include a margin for possible unfavorable deviations. Interest rate assumptions ranged from 3.0% to 9.3%. Future dividends for participating business are provided for in the liability for future policy benefits. Additional liabilities are held for certain insurance benefit features that have amounts assessed in a manner that is expected to result in profits in earlier years and subsequent losses. The additional liability is valued using a range of scenarios, rather than a single set of best estimate assumptions, which are consistent with assumptions used in estimated gross profits for purposes of amortizing capitalized acquisition costs.

As of December 31, 2013 and 2012, participating experience rated policies paying dividends represent less than 1% of direct life insurance in force.

Estimates of future policy benefit reserves and liabilities are continually reviewed and, as experience develops, are adjusted as necessary. Such changes in estimates are included in earnings for the period in which such changes occur.

REINSURANCE

The Company has ceded reinsurance agreements with other insurance companies to limit potential losses, reduce exposure arising from larger risks, provide additional capacity for future growth and also assumes reinsurance agreements. As part of a strategic alliance, the Company also reinsures risks associated with policies written by an independent producer group through modified coinsurance and yearly renewable term (YRT) arrangements with this producer group’s reinsurance company. The ceding of risk does not discharge the Company from its primary obligations to contract owners. To the extent that the assuming companies become unable to meet their obligations under reinsurance contracts, the Company remains contingently liable. Each reinsurer is reviewed to evaluate its financial stability before entering into each reinsurance contract and throughout the period that the reinsurance contract is in place.

All assets associated with business reinsured on a modified coinsurance basis remain with, and under the control of, the Company. As part of its risk management process, the Company routinely evaluates its reinsurance programs and may change retention limits, reinsurers or other features at any time.

Reinsurance accounting is utilized for ceded and assumed transactions when risk transfer provisions have been met. To meet risk transfer requirements, a reinsurance contract must include insurance risk, consisting of both underwriting and timing risk, and a reasonable possibility of a significant loss to the reinsurer.

Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from their respective revenue and benefit and expense accounts. Prepaid reinsurance premiums, included in other assets, are premiums that are paid in advance for future coverage. Amounts receivable and payable to reinsurers are offset for account settlement purposes for contracts where the right of offset exists, with net reinsurance recoverables included in other assets and net reinsurance payables included in other liabilities. Reinsurance recoverables and payables may include balances due from reinsurance companies for paid and unpaid losses.

REVENUES, BENEFITS AND EXPENSES

Premiums from annuity contracts with life contingencies and traditional life and term insurance contracts are recognized as revenue when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the contracts by providing for liabilities for future policy benefits, expenses of contract administration and DAC amortization.

Receipts for UL and investment-type contracts are reported as deposits to either policyholder account balances or separate account liabilities and are not included in revenue. Policy fees consist of mortality charges, surrender charges and expense charges that have been earned and assessed against related account values during the period and also include the amortization of URR. The timing of policy fee revenue recognition is determined based on the nature of the fees. Benefits and expenses include policy benefits and claims incurred in the period that are in excess of related policyholder account balances, interest credited to policyholder account balances, expenses of contract administration and the amortization of DAC.

Investment advisory fees are primarily fees earned by Pacific Life Fund Advisors LLC (PLFA), a wholly owned subsidiary of Pacific Life, which serves as the investment advisor for the Pacific Select Fund, an investment vehicle provided to the Company’s variable universal life (VUL) and variable annuity contract holders, and the Pacific Life Funds, the investment vehicle for the Company’s mutual fund products. These fees are based upon the net asset value of the underlying portfolios and are recorded as earned. Related subadvisory expense is included in operating and other expenses and recorded when incurred.

Aircraft leases, which are structured as triple net leases, are accounted for as operating leases. Aircraft leasing revenue is recognized ratably over the term of the lease agreements.

DEPRECIATION AND AMORTIZATION

Aircraft and certain other assets are depreciated or amortized using the straight-line method over estimated useful lives, which range from three to 40 years. Depreciation and amortization of aircraft under operating leases and certain other assets are included in operating and other expenses. Depreciation of investment real estate is computed using the straight-line method over estimated useful lives, which range from five to 30 years, and is included in net investment income.

INCOME TAXES

Pacific Life and its includable subsidiaries are included in the consolidated Federal income tax return and the combined California franchise tax return of PMHC and are allocated tax expense or benefit based principally on the effect of including their operations in these returns under a tax sharing agreement. Certain of the Company’s non-insurance subsidiaries also file separate state tax returns, if necessary. Generally, a life insurance company cannot be treated as an includable corporation in a consolidated return with nonlife companies unless it has been a member of the affiliated group for five taxable years. For this reason, the Company’s life insurance companies meeting this criteria file separate Federal income tax returns. The Company’s non-US subsidiaries are subject to tax in Singapore. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the differences are expected to be recovered or settled.

CONTINGENCIES

Each reporting cycle, the Company evaluates all identified contingent matters on an individual basis. A loss is recorded if probable and reasonably estimable. The Company establishes reserves for these contingencies at the best estimate, or, if no one amount within the range of possible losses is more probable than any other, the Company records an estimated reserve at the low end of the range of losses. The Company does not record gain contingencies.

SEPARATE ACCOUNTS

Separate accounts primarily include variable annuity and life contracts, as well as other guaranteed and non-guaranteed accounts. Separate account assets are recorded at estimated fair value and represent legally segregated contract holder funds. A separate account liability is recorded equal to the amount of separate account assets. Deposits to separate accounts, investment income and realized and unrealized gains and losses on the separate account assets accrue directly to contract holders and, accordingly, are not reflected in the consolidated statements of operations or cash flows. Amounts charged to the separate account for mortality, surrender and expense charges are included in revenues as policy fees.

For separate account funding agreements in which the Company provides a guarantee of principal and interest to the contract holder and bears all the risks and rewards of the investments underlying the separate account, the related investments and liabilities are recognized as investments and liabilities in the consolidated statements of financial condition. Revenue and expenses are recognized within the respective revenue and benefit and expense lines in the consolidated statements of operations. Separate account funding agreement liabilities were $64 million and $106 million as of December 31, 2013 and 2012, respectively.

ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair value of financial instruments has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is often required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

2.	STATUTORY FINANCIAL INFORMATION AND DIVIDEND RESTRICTIONS

STATUTORY ACCOUNTING PRACTICES

Pacific Life prepares its regulatory financial statements in accordance with statutory accounting practices prescribed or permitted by the NE DOI, which is a comprehensive basis of accounting other than U.S. GAAP. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, recognizing certain policy fees as revenue when billed, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, as well as the valuation of investments and certain assets and accounting for deferred income taxes on a different basis.

As of December 31, 2013 and 2012, Pacific Life had two permitted practices approved by the Director of the NE DOI. Under the first permitted practice, Pacific Life utilizes book value accounting for certain guaranteed separate account funding agreements. The underlying separate account assets are recorded at book value instead of at fair value as required by National Association of Insurance Commissioners (NAIC) Accounting Practices and Procedures Manual (NAIC SAP). As of December 31, 2013 and 2012, the underlying separate account assets had unrealized gains of $7 million and zero, respectively. Under the second permitted practice, investments in Working Capital Finance Notes (WCFN) are treated as admitted assets provided they are designated by the NAIC Securities Valuation Office as an NAIC 1 or 2 investment. As of December 31, 2013 and 2012, admitted WCFN investments totaled $146 million and $92 million, respectively.

The NE DOI has a prescribed accounting practice for certain synthetic GIC reserves that differs from NAIC SAP. The NE DOI reserve method is based on an annual accumulation of 30% of the contract fees on synthetic GICs and is subject to a maximum of 150% of the annualized contract fees. This reserve amounted to $54 million and $43 million as of December 31, 2013 and 2012, respectively, and has been recorded by Pacific Life. The NAIC SAP basis for this reserve equals the excess, if any, of the value of guaranteed contract liabilities over the market value of the assets in the segregated portfolio less deductions based on asset valuation reserve factors. As of December 31, 2013 and 2012, the reserve for synthetic GICs using the NAIC SAP basis was zero.

STATUTORY NET INCOME (LOSS) AND SURPLUS

Statutory net income (loss) of Pacific Life was $521 million, $962 million and ($735) million for the years ended December 31, 2013, 2012 and 2011, respectively. Statutory capital and surplus of Pacific Life was $6,503 million and $6,175 million as of December 31, 2013 and 2012, respectively.

AFFILIATED REINSURANCE

Pacific Life cedes certain statutory reserves to affiliated special purpose financial insurance companies and affiliated captive reinsurance companies that are supported by a combination of cash, invested and other assets and third-party letters of credit or note facilities. As of December 31, 2013, Pacific Life’s total statutory reserve credit was $1,570 million, of which $1,051 million was supported by third-party letters of credit and note facilities, as described below.

Pacific Life utilizes affiliated reinsurers to mitigate the statutory capital impact of NAIC Model Regulation “Valuation of Life Insurance Policies” (Regulation XXX) and NAIC Actuarial Guideline 38 on the Company’s UL products with flexible duration no lapse guarantee rider (FDNLGR) benefits. Pacific Alliance Reinsurance Company of Vermont (PAR Vermont) and Pacific Baleine Reinsurance Company (PBRC) are Vermont based special purpose financial insurance companies subject to regulatory supervision by the Vermont Department of Financial Regulation (Vermont Department). PAR Vermont and PBRC are wholly owned subsidiaries of Pacific Life and accredited authorized reinsurers in Nebraska. PAR Vermont was formed in 2007 and PBRC was formed in August 2013. Pacific Life cedes certain level term life insurance to PBRC and FDNLGR benefits to PAR Vermont and PBRC. In 2011, Pacific Life entered into an excess of loss indemnity reinsurance agreement with Pacific Alliance Excess Reinsurance Company (PAX Re), a pure captive insurance company subject to regulatory supervision by the Vermont Department and wholly owned by Pacific LifeCorp. Reinsurance ceded to PAR Vermont is net of the reinsurance ceded to PAX Re. Pacific Life does not receive statutory reserve credit for reinsurance ceded to PAX Re. Economic reserves, as defined in the PAR Vermont and PBRC reinsurance agreements, are supported by cash and invested and other assets, including funds withheld at Pacific Life.

Reserves in excess of the economic reserves held at PAR Vermont are supported by a letter of credit agreement provided by a highly rated bank, which has a maximum commitment amount of $843 million and a 20 year term expiring October 2031. The letter of credit agreement is non-recourse to Pacific LifeCorp or any of its affiliates, other than PAR Vermont. The letter of credit has been approved as an admissible asset by the Vermont Department for PAR Vermont statutory accounting. As of December 31, 2013, the letter of credit amounted to $560 million and was held in a trust with Pacific Life as beneficiary. PAR Vermont admitted $556 million as an asset in its statutory financial statements as of December 31, 2013.

Reserves in excess of the economic reserves held at PBRC are supported by a note facility with a maximum commitment amount of $400 million. This facility is non-recourse to Pacific Life or any of its affiliates, other than PBRC. Through this facility, PBRC issued a surplus note with a maturity date of December 2043 and received a note receivable in return with a maturity date of December 2038. The note receivable is credit enhanced by a highly rated third-party reinsurer for 20 years with a five year extension. The note receivable has been approved as an admissible asset by the Vermont Department for PBRC statutory accounting. As of December 31, 2013, the note receivable amounted to $100 million and was held in a trust with Pacific Life as beneficiary. PBRC admitted $65 million as an asset in its statutory financial statements as of December 31, 2013.

Pacific Life has reinsurance agreements with Pacific Life Reinsurance (Barbados) Ltd. (PLRB), an exempt life reinsurance company domiciled in Barbados and wholly owned by Pacific LifeCorp. PLRB was formed to facilitate the Company’s acquisition of a block of life retrocession business in 2011 (Note 17). The underlying reinsurance is comprised of coinsurance and YRT treaties. Pacific Life retroceded the majority of the underlying YRT U.S. treaties on a 100% coinsurance with funds withheld basis to PLRB (PLRB Agreement). The PLRB Agreement is accounted for under deposit accounting for U.S. GAAP and as reinsurance under statutory accounting principles. The statutory accounting reserve credit is supported by cash, funds withheld at Pacific Life and a $430 million letter of credit issued to PLRB by highly rated third-party banks for the benefit of Pacific Life. In connection with the acquisition and reinsurance arrangements between Pacific Life and PLRB, Pacific LifeCorp entered into a capital maintenance agreement and has also agreed to honor PLRB’s obligations to the letter of credit provider in the event of default.

In 2012, the Company formed Pacific Annuity Reinsurance Company (PARC), a captive reinsurance company subject to regulatory supervision by the Arizona Department of Insurance. PARC was formed to reinsure benefits provided by variable annuity contracts and contract rider guarantees issued by Pacific Life. Base annuity contracts are reinsured on a modified coinsurance basis and the contract guarantees are reinsured on a coinsurance with funds withheld basis. On December 1, 2012, the effective date of the reinsurance agreement, Pacific Life ceded 5% of its inforce variable annuity business to PARC, after third-party reinsurance, and ceded 5% of new business issued thereafter. PARC is a wholly owned subsidiary of Pacific LifeCorp.

RISK-BASED CAPITAL

Risk-based capital is a method developed by the NAIC to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Additionally, certain risks are required to be measured using actuarial cash flow modeling techniques, subject to formulaic minimums. The adequacy of a company’s actual capital is measured by a comparison to the risk-based capital results. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 2013 and 2012, Pacific Life, Pacific Life & Annuity Company (PL&A), an Arizona domiciled life insurance company, PAR Vermont, and PBRC all exceeded the minimum risk-based capital requirements.

DIVIDEND RESTRICTIONS

The payment of dividends by Pacific Life to Pacific LifeCorp is subject to restrictions set forth in the State of Nebraska insurance laws. These laws require (i) notification to the NE DOI for the declaration and payment of any dividend and (ii) approval by the NE DOI for accumulated dividends within the preceding twelve months that exceed the greater of 10% of statutory policyholder surplus as of the preceding December 31 or statutory net gain from operations for the preceding twelve months ended December 31. Generally, these restrictions pose no short-term liquidity concerns for Pacific LifeCorp. Based on these restrictions and 2013 statutory results, Pacific Life could pay $515 million in dividends in 2014 to Pacific LifeCorp without prior approval from the NE DOI, subject to the notification requirement. During the years ended December 31, 2013, 2012 and 2011, Pacific Life paid dividends as determined on an NAIC SAP basis to Pacific LifeCorp of $200 million, $133 million and $125 million, respectively.

The maximum amount of ordinary dividends that can be paid by PL&A to Pacific Life without restriction cannot exceed the greater of 10% of statutory surplus as regards to policyholders, or the statutory net gain from operations. Based on this limitation and 2013 statutory results, PL&A could pay $47 million in dividends to Pacific Life in 2014 without prior regulatory approval. During the year ended December 31, 2013, PL&A paid a dividend to Pacific Life of $35 million. No dividends were paid during 2012 and 2011.

3.	CLOSED BLOCK

For dividend purposes only, the Company established an arrangement known as a closed block (the Closed Block) for the exclusive benefit of certain individual life insurance policies that had an experience based dividend scale in 1997. The Closed Block was designed to give reasonable assurance to holders of the Closed Block policies that policy dividends would not change.

Assets that support the Closed Block, which are primarily included in fixed maturity securities and policy loans, amounted to $271 million and $293 million as of December 31, 2013 and 2012, respectively. Liabilities allocated to the Closed Block, which are primarily included in future policy benefits, amounted to $284 million and $298 million as of December 31, 2013 and 2012, respectively. The net contribution to income from the Closed Block was zero, $2 million and $1 million for the years ended December 31, 2013, 2012 and 2011, respectively.

4.	VARIABLE INTEREST ENTITIES

The Company evaluates its interests in VIEs on an ongoing basis and consolidates those VIEs in which it has a controlling financial interest and is thus deemed to be the primary beneficiary. A controlling financial interest has both of the following characteristics: (i) the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance, and (ii) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE. Creditors or beneficial interest holders of VIEs, where the Company is the primary beneficiary, have no recourse against the Company in the event of default by these VIEs.

The following table presents, as of December 31, 2013 and 2012, (i) the consolidated assets, consolidated liabilities and maximum exposure to loss relating to VIEs, which the Company has consolidated because it is the primary beneficiary or (ii) the net carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest, but has not consolidated because it is not the primary beneficiary (In Millions):

	Consolidated VIEs			Non-consolidated VIEs

			Maximum	Net	Maximum

	Consolidated	Consolidated	Exposure to	Carrying	Exposure to

	Assets	Liabilities	Loss	Amount	Loss

December 31, 2013:

Aircraft securitizations	$1,614	$939	$698

Sponsored investment funds	89		89

Other				$88	$88

Asset-backed securities				67	67

Total	$1,703	$939	$787	$155	$155

December 31, 2012:

Aircraft securitizations	$1,782	$1,139	$678

Other	456	18	69	$40	$40

Asset-backed securities				106	106

Total	$2,238	$1,157	$747	$146	$146

AIRCRAFT SECURITIZATIONS

Aviation Capital Group Corp. (ACG), a wholly owned subsidiary of Pacific Life engaged in the acquisition and leasing of commercial aircraft, has sponsored three financial asset securitizations secured by interests in aircraft. Each of these transactions is a VIE and ACG serves as the remarketing agent and provides various aircraft related services in all three securitizations for a fee. This fee is eliminated for the two consolidated securitizations and is included in other income as earned for the unconsolidated securitization.

ACG owns 100% of the outstanding equity interests and has a controlling financial interest in two of the securitization VIEs. Therefore, ACG was determined to be the primary beneficiary and the assets and liabilities of these VIEs are consolidated by the Company. Non-recourse debt consolidated by the Company was $659 million and $847 million as of December 31, 2013 and 2012, respectively (Note 12).

In 2000, ACG sponsored a financial asset securitization of aircraft to Aviation Capital Group Trust (Aviation Trust). ACG and Pacific Life are beneficial interest holders in Aviation Trust. Aviation Trust is not consolidated as ACG is not the primary beneficiary as ACG does not have the obligation to absorb losses of Aviation Trust that could potentially be significant to Aviation Trust or the right to receive benefits from Aviation Trust that could potentially be significant to it. The carrying value is comprised of beneficial interests issued by Aviation Trust. As of December 31, 2013 and 2012, the maximum exposure to loss, based on carrying value, was zero.

SPONSORED INVESTMENT FUNDS

The Company has undertaken an initiative leveraging internal expertise to bring new investment strategies/products to sophisticated institutional investors and qualified institutional buyers. Structured as limited partnerships, the Company has provided the initial cash and noncash investments to “seed” these products for the purpose of refining the investment strategies and developing a performance history. Based on the design and operation of the limited partnership arrangements, the Company concluded that these legal entities are subject to consolidation under the variable interest rules and that the Company is the primary beneficiary. It is anticipated that the Company will continue to maintain a controlling interest in some, but not all, of the limited partnerships. The Company will reevaluate its standing as the primary beneficiary on a quarterly basis. The Company’s unfunded commitment to the limited partnerships was $94 million as of December 31, 2013.

OTHER

Other consists primarily of limited partnerships (the Funds) which invest in private equity investments. Prior to June 30, 2013, the Company consolidated the Funds as the primary beneficiary since it held a controlling financial interest in the Funds. As of June 30, 2013, the Company determined itself not to be the primary beneficiary since it no longer held a controlling financial interest in the Funds. As such, the Funds were no longer included in the consolidated financial statements on a prospective basis. No gain or loss was recognized on the deconsolidation of the Funds as the underlying assets were carried at fair value. After the deconsolidation the Company’s investment in the Funds is accounted for under the equity method and reported in other investments. The Company has not guaranteed the performance, liquidity, or obligations of the Funds, and the Company’s maximum exposure to loss is equal to the carrying amounts of its retained interests. VIE non-recourse debt consolidated from the Funds was $18 million as of December 31, 2012 (Note 12). As of December 31, 2013, the maximum exposure to loss for the retained interest was $61 million and the Company’s unfunded commitment to the Funds was $63 million.

The following table summarizes, as of June 30, 2013, the assets and liabilities of the Funds that were deconsolidated (In Millions).

Cash and cash equivalents	$8

Other investments	451

Total assets	$459

VIE debt	$6

Noncontrolling interest	380

Retained interest	73

Total liabilities and noncontrolling interest	$459

ASSET-BACKED SECURITIES

As part of the Company’s investment strategy, the Company purchases primarily investment grade beneficial interests issued from bankruptcy-remote special purpose entities (SPEs), which are collateralized by financial assets including corporate debt. The Company has not guaranteed the performance, liquidity, or obligations of the SPEs, and the Company’s maximum exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The Company has no liabilities related to these VIEs. The Company has determined that it is not the primary beneficiary of these entities since it does not have the power to direct their financial activities. Therefore, the Company does not consolidate these entities. The investments are reported as fixed maturity securities available for sale.

OTHER NON-CONSOLIDATED VIEs

As part of normal investment activities, the Company will make passive investments in structured securities and limited partnerships for which it is not the sponsor. The structured security investments include residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS), collateralized debt obligations, and other asset-backed securities which are reported in fixed maturities securities available for sale. The limited partnership investments include private equity funds and real estate funds which are reported in other investments. For these investments, the Company determined it is not the primary beneficiary due to the relative size of the Company’s investment in comparison to the original amount issued by the VIEs. In addition, the Company does not have the authority to direct the activities of these VIEs that most significantly impact the VIEs economic performance. The Company’s maximum exposure to loss is limited to the amount of its carrying value. See Note 7 for the carrying amount and estimated fair value of the structured security investments. The Company’s carrying value of limited partnerships was $796 million and $906 million as of December 31, 2013 and 2012, respectively. The Company’s unfunded commitment to the limited partnerships was $333 million and $476 million as of December 31, 2013 and 2012, respectively.

5.	DISCONTINUED OPERATIONS

The Company’s former broker-dealer operations have been reflected as discontinued operations in the Company’s consolidated financial statements. Discontinued operations do not include the operations of Pacific Select Distributors, Inc. (PSD), a wholly owned broker-dealer subsidiary of Pacific Life, which primarily serves as the underwriter/distributor of registered investment-related products and services, principally variable life and variable annuity contracts issued by the Company, and mutual funds. In March 2007, the Company classified its broker-dealer subsidiaries, other than PSD, as held for sale. During 2008 and 2007, these broker-dealers were sold. For the year ended December 31, 2011, loss from discontinued operations of broker dealers was $9 million, net of tax.

6.	DEFERRED POLICY ACQUISITION COSTS

Components of DAC are as follows:

	Years Ended December 31,
	2013	2012	2011

	(In Millions)
Balance, January 1	$4,329	$4,264	$3,606

Additions:

Capitalized during the year	621	486	511

Amortization:

Allocated to commission expenses	(955)	(261)	232

Allocated to operating expenses	(18)	(26)	(8)

Total amortization	(973)	(287)	224

Allocated to OCI	237	(134)	(77)

Balance, December 31	$4,214	$4,329	$4,264

During the years ended December 31, 2013, 2012 and 2011, the Company revised certain assumptions to develop EGPs for its products subject to DAC amortization. This resulted in decreases in DAC amortization expense of $43 million, $42 million and $89 million for the years ended December 31, 2013, 2012 and 2011, respectively. The revised EGPs also resulted in decreased URR amortization of $6 million and $25 million for the years ended December 31, 2013 and 2012, respectively, and increased URR amortization of $35 million for the year ended December 31, 2011. The capitalized sales inducement balance included in the DAC asset was $597 million and $639 million as of December 31, 2013 and 2012, respectively.

7.	INVESTMENTS

The net carrying amount, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale are shown below. The net carrying amount of fixed maturity securities represents amortized cost adjusted for OTTI recognized in earnings and terminated fair value hedges. The net carrying amount of equity securities represents cost adjusted for OTTI. See Note 13 for information on the Company’s estimated fair value measurements and disclosure.

	Net Carrying Amount
		Gross Unrealized		Estimated Fair Value
		Gains	Losses

	(In Millions)
December 31, 2013:

U.S. Government	$79	$5	$1	$83

Obligations of states and political subdivisions	854	63	18	899

Foreign governments	672	48	12	708

Corporate securities	24,603	1,692	425	25,870

RMBS	3,311	166	72	3,405

CMBS	733	20	18	735

Collateralized debt obligations	68	15		83

Other asset-backed securities	624	61	2	683

Total fixed maturity securities	$30,944	$2,070	$548	$32,466

Perpetual preferred securities	$130	$17	$15	$132

Other equity securities		5		5

Total equity securities	$130	$22	$15	$137

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value

	(In Millions)
December 31, 2012:

U.S. Government	$47	$10		$57

Obligations of states and political subdivisions	790	153		943

Foreign governments	661	102		763

Corporate securities	21,964	2,981	$82	24,863

RMBS	3,901	245	130	4,016

CMBS	638	47		685

Collateralized debt obligations	111	9	1	119

Other asset-backed securities	652	85		737

Total fixed maturity securities	$28,764	$3,632	$213	$32,183

Perpetual preferred securities	$144	$13	$22	$135

Other equity securities	12	5		17

Total equity securities	$156	$18	$22	$152

The Company has investments in perpetual preferred securities that are issued primarily by European financial institutions. The net carrying amount and estimated fair value of the available for sale perpetual preferred securities was $236 million and $238 million, respectively, as of December 31, 2013. Included in these amounts are perpetual preferred securities carried in trusts with a net carrying amount and estimated fair value of $106 million that are held in fixed maturities and included in the tables above in corporate securities.

The net carrying amount and estimated fair value of fixed maturity securities available for sale as of December 31, 2013, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities as borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Net Carrying Amount			Estimated Fair Value
		Gross Unrealized
		Gains	Losses

	(In Millions)
Due in one year or less	$1,058	$35	$1	$1,092

Due after one year through five years	5,677	521	9	6,189

Due after five years through ten years	11,069	615	225	11,459

Due after ten years	8,404	637	221	8,820

	26,208	1,808	456	27,560
Mortgage-backed and asset-backed securities	4,736	262	92	4,906

Total fixed maturity securities	$30,944	$2,070	$548	$32,466

The following tables present the number of investments, estimated fair value and gross unrealized losses on investments where the estimated fair value has declined and remained continuously below the net carrying amount for less than twelve months and for twelve months or greater. Included in the tables are gross unrealized losses for fixed maturity securities available for sale and other investments, which include equity securities available for sale and cost method investments.

	Total
	Number	Estimated Fair Value	Gross Unrealized Losses

		(In Millions)
December 31, 2013:
U.S. Government	2	$31	$1
Obligations of states and political subdivisions	14	184	18
Foreign governments	20	171	12
Corporate securities	733	7,308	425
RMBS	141	1,109	72
CMBS	29	405	18
Other asset-backed securities	23	122	2

Total fixed maturity securities	962	9,330	548

Perpetual preferred securities	5	39	15
Other investments	5	11	1

Total other investments	10	50	16

Total	972	$9,380	$564

	Less than 12 Months			12 Months or Greater
	Number	Estimated Fair Value	Gross Unrealized Losses	Number	Estimated Fair Value	Gross Unrealized Losses

		(In Millions)			(In Millions)
December 31, 2013:

U.S. Government	2	$31	$1

Obligations of states and political subdivisions	13	158	13	1	$26	$5

Foreign governments	19	147	11	1	24	1

Corporate securities	656	6,567	343	77	741	82

RMBS	72	462	8	69	647	64

CMBS	25	377	15	4	28	3
Other asset-backed securities	23	122	2

Total fixed maturity securities	810	7,864	393	152	1,466	155

Perpetual preferred securities				5	39	15

Other investments				5	11	1

Total other investments	-	-	-	10	50	16

Total	810	$7,864	$393	162	$1,516	$171

	Total
	Number	Estimated Fair Value	Gross Unrealized Losses

		(In Millions)
December 31, 2012:
Corporate securities	153	$1,601	$82
RMBS	102	1,171	130
Collateralized debt obligations	1	54	1

Total fixed maturity securities	256	2,826	213

Perpetual preferred securities	6	36	22
Other investments	11	41	2

Total other investments	17	77	24

Total	273	$2,903	$237

	Less than 12 Months			12 Months or Greater
	Number	Estimated Fair Value	Gross Unrealized Losses	Number	Estimated Fair Value	Gross Unrealized Losses

		(In Millions)			(In Millions)
December 31, 2012:

Corporate securities	88	$921	$16	65	$680	$66

RMBS	10	91	2	92	1,080	128

Collateralized debt obligations				1	54	1

Total fixed maturity securities	98	1,012	18	158	1,814	195

Perpetual preferred securities				6	36	22

Other investments	7	23	1	4	18	1

Total other investments	7	23	1	10	54	23

Total	105	$1,035	$19	168	$1,868	$218

The Company has evaluated fixed maturity securities and other investments with gross unrealized losses and has determined that the unrealized losses are temporary. The Company does not intend to sell the investments and it is more likely than not that the Company will not be required to sell the investments before recovery of their net carrying amounts.

The table below presents non-agency RMBS and CMBS by investment rating from independent rating agencies and vintage year of the underlying collateral as of December 31, 2013.

	Net Carrying Amount		Rating as % of	Vintage Breakdown
Rating		Estimated Fair Value	Net Carrying Amount	2004 and Prior	2005	2006	2007	2008 and Thereafter

	($ In Millions)
Prime RMBS:

AAA	$30	$31	2%					2%

AA	18	19	1%	1%

A	39	41	2%	2%

BAA	204	214	12%	10%	2%

BA and below	1,358	1,370	83%	17%	37%	24%	5%

Total	$1,649	$1,675	100%	30%	39%	24%	5%	2%

Alt-A RMBS:

AAA	$4	$4	1%	1%

AA	30	30	4%	3%	1%

A	7	8	1%	1%

BAA	76	79	11%	6%	5%

BA and below	549	519	83%	11%	21%	22%	29%

Total	$666	$640	100%	22%	27%	22%	29%	0%

Sub-prime RMBS:

AAA	$16	$16	6%	6%

AA	4	4	1%	1%

A	18	18	7%	7%

BAA	25	25	9%	9%

BA and below	207	199	77%	65%	10%	1%	1%

Total	$270	$262	100%	88%	10%	1%	1%	0%

CMBS:

AAA	$248	$256	35%	6%		1%	10%	18%

AA	180	186	25%	7%				18%

A	160	153	23%					23%

BAA	122	118	17%					17%

Total	$710	$713	100%	13%	0%	1%	10%	76%

Prime mortgages are loans made to borrowers with strong credit histories, whereas sub-prime mortgage lending is the origination of residential mortgage loans to borrowers with weak credit profiles. Alt-A mortgage lending is the origination of residential mortgage loans to customers who have good credit ratings, but have limited documentation for their source of income or some other standard input used to underwrite the mortgage loan. The greater use of affordability mortgage products and relaxed underwriting standards by some originators for these loans has led to higher delinquency and loss rates, especially within the 2007 and 2006 vintage years.

Pacific Life is a member of the Federal Home Loan Bank (FHLB) of Topeka. As of December 31, 2013, no assets are pledged as collateral. As of December 31, 2013, the Company holds FHLB of Topeka stock with an estimated fair value of $8 million and is recorded in other investments.

PL&A is a member of FHLB of San Francisco. As of December 31, 2013, no assets are pledged as collateral. As of December 31, 2013, PL&A holds FHLB of San Francisco stock with an estimated fair value of $4 million and is recorded in other investments.

Major categories of investment income and related investment expense are summarized as follows:

	Years Ended December 31,
	2013	2012	2011

	(In Millions)
Fixed maturity securities	$1,550	$1,506	$1,458

Equity securities	27	12	15

Mortgage loans	434	437	391

Real estate	120	129	107

Policy loans	201	204	204

Partnerships and joint ventures	137	164	163

Other	10	11	16

Gross investment income	2,479	2,463	2,354

Investment expense	189	182	168

Net investment income	$2,290	$2,281	$2,186

The components of net realized investment gain (loss) are as follows:

	Years Ended December 31,
	2013	2012	2011

	(In Millions)
Fixed maturity securities:

Gross gains on sales	$70	$161	$113

Gross losses on sales	(7)	(8)	(16)

Total fixed maturity securities	63	153	97

Equity securities:

Gross gains on sales	34	12	9

Gross losses on sales		(4)

Total equity securities	34	8	9

Trading securities	2	12	(7)

Real estate	77	147	5

Non-marketable securities			34

Variable annuity GLB embedded derivatives	1,144	119	(1,191)

Variable annuity GLB policy fees	195	229	197

Variable annuity derivatives - total return swaps	(469)	(588)	(366)

Variable annuity derivatives - equity put options		(45)	(35)

Variable annuity derivatives - futures	(43)

Fixed indexed annuity embedded derivatives	(13)	(16)

Equity put options	(359)	(427)	170

Synthetic GIC policy fees	42	42	43

Foreign currency and interest rate swaps	(96)	81	75

Forward starting interest rate swaps		(79)	299

Indexed universal life embedded derivatives	(153)	(21)	19

Indexed universal life derivatives - call options	154	31	(7)

Other	8	5	(3)

Total	$586	($349)	($661)

The table below summarizes the OTTI by investment type:

	Recognized in Earnings	Included in OCI	Total

Year ended December 31, 2013:	(In Millions)
Corporate securities	$11		$11

RMBS	7	$6	13

OTTI - fixed maturity securities	18	6	24

Real estate	9		9

Total OTTI	$27	$6	$33

Year ended December 31, 2012:
Corporate securities	$7		$7

RMBS	35	$53	88

Equity securities	13		13

OTTI - fixed maturity and equity securities	55	53	108

Mortgage loans	8		8

Total OTTI	$63	$53	$116

Year ended December 31, 2011:
Corporate securities (1)	$24		$24

RMBS	102	$256	358

Equity securities	11		11

OTTI - fixed maturity and equity securities	137	256	393

Mortgage loans	5		5

Real estate	1		1

Other investments	10		10

Total OTTI	$153	$256	$409

(1)	Included are $7 million of OTTI recognized in earnings on perpetual preferred securities carried in trusts.

The table below details the amount of OTTI attributable to credit losses recognized in earnings for which a portion was recognized in OCI:

	Years Ended December 31,
	2013	2012

	(In Millions)
Cumulative credit loss, January 1	$240	$268

Additions for credit impairments recognized on:

Securities previously other than temporarily impaired	5	23

Securities not previously other than temporarily impaired	2	9

Total additions	7	32

Reductions for credit impairments previously recognized on:

Securities sold	(25)	(51)

Securities expected to be disposed before cost recovery		(5)

Securities due to an increase in expected cash flows and time value of cash flows	(5)	(4)

Total subtractions	(30)	(60)

Cumulative credit loss, December 31	$217	$240

The tables below present gross unrealized losses on investments for which OTTI has been recognized in earnings in current or prior periods and gross unrealized losses on temporarily impaired investments for which no OTTI has been recognized.

	Gross Unrealized Losses
	OTTI Investments	Non-OTTI Investments	Total

	(In Millions)
December 31, 2013:
U.S. Government		$1	$1

Obligations of states and political subdivisions		18	18

Foreign governments		12	12

Corporate securities		425	425

RMBS	$53	19	72

CMBS		18	18

Other asset-backed securities		2	2

Total fixed maturity securities	$53	$495	$548

Perpetual preferred securities		$15	$15

Total equity securities	-	$15	$15

December 31, 2012:

Corporate securities		$82	$82

RMBS	$103	27	130

Collateralized debt obligations	1		1

Total fixed maturity securities	$104	$109	$213

Perpetual preferred securities		$22	$22

Total equity securities	-	$22	$22

The change in unrealized gain (loss) on investments in available for sale securities is as follows:

	Years Ended December 31,
	2013	2012	2011

	(In Millions)
Available for sale securities:

Fixed maturity	($1,897)	$1,434	$1,117

Equity	11	52	(32)

Total available for sale securities	($1,886)	$1,486	$1,085

Trading securities, included in other investments, totaled $188 million and $208 million as of December 31, 2013 and 2012, respectively. The cumulative net unrealized gains on trading securities held as of December 31, 2013 and 2012 were $13 million and $10 million, respectively. Net unrealized gains (losses) recognized in net realized investment gain (loss) on trading securities still held at the reporting date were $2 million, $6 million and ($7) million as of December 31, 2013, 2012 and 2011, respectively.

As of December 31, 2013 and 2012, fixed maturity securities of $12 million were on deposit with state insurance departments to satisfy regulatory requirements.

Mortgage loans totaled $8,454 million and $7,729 million as of December 31, 2013 and 2012, respectively. Mortgage loans are collateralized by commercial properties primarily located throughout the U.S. As of December 31, 2013, $1,483 million, $1,221 million, $1,067 million, $944 million and $942 million were located in California, Washington, Texas, New York, and District of Columbia, respectively. As of December 31, 2013, $252 million and $225 million were located in Canada and the United Kingdom (UK), respectively. The Company did not have any mortgage loans with accrued interest more than 180 days past due as of December 31, 2013 or 2012. As of December 31, 2013, there was no single mortgage loan investment that exceeded 10% of stockholder’s equity.

The Company reviews the performance and credit quality of the mortgage loan portfolio on an on-going basis, including loan payment and collateral performance. Collateral performance includes a review of the most recent collateral inspection reports and financial statements. Analysts track each loan’s debt service coverage ratio (DCR) and loan-to-value ratio (LTV). The DCR compares the collateral’s net operating income to its debt service payments. DCRs less than 1.0 times indicate that the collateral operations do not generate enough income to cover the loan’s current debt payments. A larger DCR indicates a greater excess of net operating income over the debt service. The LTV compares the amount of the loan to the fair value of the collateral and is commonly expressed as a percentage. LTVs greater than 100% indicate that the loan amount exceeds the collateral value. A smaller LTV percentage indicates a greater excess of collateral value over the loan amount.

The loan review process will result in each loan being placed into one of four levels: 1) No Credit Concern, 2) Minimal Credit Concern, 3) Moderate Credit Concern and 4) Significant Credit Concern. Loans in the Level 1 category are performing and no issues are noted. The collateral exhibits a strong DCR and LTV and there are no near term maturity concerns. The loan credit profile and borrower sponsorship have not experienced any significant changes and remain strong. For construction loans, projects are progressing as planned with no significant cost overruns or delays. Loans in Level 2 are also performing, as payments are current with no history of delinquency, however, one or more of the following factors may exist: there may be some negative market pressure and outlook due to economic factors and financial covenants may have been triggered due to a decline in performance. The credit profile and borrower sponsorship remain stable, but require monitoring due to declining trends.

Level 3 loans are experiencing significant or prolonged negative market pressure and/or some performance uncertainty due to economic factors affecting the collateral. One or more of the following situations may exist: financial covenants may have been triggered due to declines in performance or the borrower may have requested covenant relief; loan credit profile and/or the borrower sponsorship’s financial status give cause for concern; and/or near term maturity is coupled with negative market conditions, low collateral performance, and/or borrower instability resulting in increased refinance risk. The collateral performance is not expected to support a refinance without a principal reduction or other substantive credit enhancement. Level 4 loans have experienced prolonged severe negative market and/or collateral performance trends and the borrower has expressed an inability to pay or asked for accommodations from the Company. Without additional capital infusion or an acceptable modification to the existing loan terms, default and subsequent legal action is likely. This category includes loans in payment default. Impairment is likely and specific reserves or write downs may be required. Loans that have been classified as Level 3, Moderate Credit concern or Level 4, Significant Credit Concern are placed on a watch list and monitored on a monthly basis.

Loans that have been identified as Level 4 Significant Credit Concern are evaluated to determine if the loan is impaired. A loan is impaired if it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. Once a loan is impaired the amount of the impairment is calculated by comparing the fair value of the loan to the book value of the loan. The loan value can be based on the present value of expected future cash flows discounted at the loan’s effective interest rate, except that as a practical expedient, a creditor may measure impairment based on a loan’s observable market price, or the fair value of the collateral if the loan is a collateral dependent loan. See Note 13.

As of December 31, 2013, there were two loans in the amount of $6 million that were considered impaired. As the estimated fair value of the collateral on these loans was higher than their carrying amount, no impairment loss was recorded. As of December 31, 2012, there were four mortgage loans in the amount of $73 million that were considered impaired and an impairment loss of $4 million was recognized as the fair value of the underlying collateral of two of these loans was lower than their carrying value. No impairment loss was recorded on the other loans since the estimated fair value of the collateral was greater than the carrying amount. During the year ended December 31, 2012, two loans totaling $3 million were foreclosed upon and one loan totaling $285 million was returned to the Company through a deed in lieu of foreclosure process. All three loans became real estate property investments. An impairment loss totaling $4 million was recorded on the loan that went through the deed in lieu of foreclosure process as the estimated value of the underlying collateral was lower than the carrying amount. This real estate investment was sold during the year ended December 31, 2013.

The following tables set forth mortgage loan credit levels as of December 31, 2013 and 2012 ($ In Millions):

	December 31, 2013
	Level 1		Level 2		Level 3		Level 4
	No Credit Concern		Minimal Credit Concern		Moderate Credit Concern		Significant Credit Concern		All Levels
		Weighted		Weighted		Weighted		Weighted		Weighted

	Carrying	Average	Carrying	Average	Carrying	Average	Carrying	Average	Carrying	Average

Property Type	Amount	DCR	Amount	DCR	Amount	DCR	Amount	DCR	Amount	DCR
Apartment	$530	1.51	$230	1.24	$86	0.81			$846	1.37

Golf course	152	1.46	61	0.95	3	1.32			216	1.31

Hotel/Lodging	694	1.81							694	1.81

Industrial	95	2.01	21	0.81					116	1.79

Mobile home park	103	2.17							103	2.17

Office	3,913	2.04	77	1.12	37	(0.14)			4,027	2.00

Resort	786	2.72							786	2.72

Retail	992	2.10							992	2.10

Construction loans	674								674
Total mortgage loans	$7,939	2.05	$389	1.15	$126	0.55			$8,454	1.98

	December 31, 2012
	Level 1		Level 2		Level 3		Level 4
	No Credit Concern		Minimal Credit Concern		Moderate Credit Concern		Significant Credit Concern		All Levels
		Weighted		Weighted		Weighted		Weighted		Weighted

	Carrying	Average	Carrying	Average	Carrying	Average	Carrying	Average	Carrying	Average

Property Type	Amount	DCR	Amount	DCR	Amount	DCR	Amount	DCR	Amount	DCR
Apartment	$564	1.31	$117	1.38	$114	1.55			$795	1.35
Golf course	187	1.49	51	0.90			$6	0.82	244	1.35
Hotel/Lodging	814	2.09							814	2.09
Industrial	95	2.03	21	1.07					116	1.86
Mobile home park	115	2.18							115	2.18
Office	3,193	2.00	79	1.17	34	(0.07)			3,306	1.96
Resort	1,036	2.69					66	4.66	1,102	2.81
Retail	852	2.09							852	2.09
Construction loans	385								385
Total mortgage loans	$7,241	2.06	$268	1.20	$148	1.17	$72	4.33	$7,729	2.03

Real estate investments totaled $227 million and $581 million as of December 31, 2013 and 2012, respectively. As of December 31, 2013, there were four properties with a book value of $20 million that were considered impaired and an impairment loss of $9 million was recognized as the fair value of these properties was lower than their carrying value. See Note 13. The Company had no real estate investment write-downs during the year ended December 31, 2012. During the year ended December 31, 2011, real estate investment write-downs totaled $1 million.

8.	AIRCRAFT LEASING PORTFOLIO, NET

Aircraft leasing portfolio, net, consisted of the following:

	December 31,

	2013	2012
	(In Millions)
Aircraft	$6,857	$5,955

Aircraft consolidated from VIEs	2,227	2,353
	9,084	8,308
Accumulated depreciation	1,788	1,548
Aircraft leasing portfolio, net	$7,296	$6,760

Included in the table below are six aircraft ACG has subleased to airlines with lease maturity dates of 2021 through 2024. The revenue related to these aircraft, included in aircraft leasing revenue, was $22 million, $15 million and $11 million for the years ended December 31, 2013, 2012 and 2011, respectively. These aircraft were sold to third-parties and subsequently leased back with lease maturity dates of 2023 through 2025. See Note 19 for the future lease commitments and minimum rentals to be received related to these sale leaseback transactions.

As of December 31, 2013, domestic and foreign future minimum rentals scheduled to be received under the noncancelable portion of operating leases are as follows (In Millions):

	2014	2015	2016	2017	2018	Thereafter
Domestic	$83	$77	$72	$60	$54	$226

Foreign	652	595	538	468	406	967

Total operating leases	$735	$672	$610	$528	$460	$1,193

As of December 31, 2013 and 2012, aircraft with a carrying amount of $4,103 million and $4,431 million, respectively, were assigned as collateral to secure debt (Notes 4 and 12).

During the years ended December 31, 2013, 2012 and 2011, ACG recognized aircraft impairments of $28 million, $16 million and $15 million, respectively, which are included in operating and other expenses. See Note 13.

The Company had five and eight non-earning aircraft in the portfolio as of December 31, 2013 and 2012, respectively.

During the years ended December 31, 2013, 2012 and 2011, ACG recognized pre-tax gains on the sale of aircraft of $7 million, $12 million and $33 million, respectively, which are included in other income. Aircraft held for sale totaled $94 million and $151 million as of December 31, 2013 and 2012, respectively, and are included in aircraft leasing portfolio, net.

See Note 19 for future aircraft purchase commitments.

9.	DERIVATIVES AND HEDGING ACTIVITIES

The Company primarily utilizes derivative instruments to manage its exposure to interest rate risk, foreign currency risk, credit risk, and equity risk. Derivative instruments are also used to manage the duration mismatch of assets and liabilities. The Company utilizes a variety of derivative instruments including swaps, futures and options. In addition, certain insurance products offered by the Company contain features that are accounted for as derivatives.

Accounting for derivatives and hedging activities requires the Company to recognize all derivative instruments as either assets or liabilities at estimated fair value in its consolidated statement of financial condition. The Company applies hedge accounting by designating derivative instruments as either fair value or cash flow hedges on the date the Company enters into a derivative contract. The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk management objectives and strategy for undertaking various hedge transactions. In this documentation, the Company specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as a hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. The Company formally assesses and measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy.

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS

The Company has certain insurance and reinsurance contracts that are considered to have embedded derivatives. When it is determined that the embedded derivative possesses economic and risk characteristics that are not clearly and closely related to those of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, it is separated from the host contract and accounted for as a stand-alone derivative.

The Company offers a rider on certain variable annuity contracts that guarantees net principal over a ten-year holding period, as well as riders on certain variable annuity contracts that guarantee a minimum withdrawal benefit over specified periods, subject to certain restrictions. These variable annuity GLBs are considered embedded derivatives and are recorded in future policy benefits.

GLBs on variable annuity contracts are partially covered by reinsurance. These reinsurance arrangements are used to offset a portion of the Company’s exposure to the GLBs for the lives of the host variable annuity contracts issued. The ceded portion of the GLBs is considered an embedded derivative and is recorded as a component of net reinsurance recoverable in other assets or net reinsurance payable in other liabilities.

The Company employs hedging strategies (variable annuity derivatives) to mitigate equity risk associated with the GLBs not covered by reinsurance. The Company utilizes total return swaps and equity put options based upon the S&P 500 Index (S&P 500) and the EAFE Index (Europe, Australia, Asia, and Far East) and exchange-traded equity futures to economically hedge the equity risk of the guarantees in its variable annuity products. The total return swaps provide periodic payments to the Company in exchange for the total return of the S&P 500 and changes in fair value of the EAFE indices in the form of a payment or receipt, depending on whether the return relative to the indices on trade date is positive or negative, respectively. The equity put options involve the exchange of an upfront payment for the return, at the end of the option agreement, of the equity index below a specified strike price. Payments, amortization of upfront premiums and receipts are recognized in net realized investment gain (loss). In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the different classes of equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market value of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. The Company also utilizes interest rate swaps to manage interest rate risk in variable annuity GLBs.

The Company offers a fixed indexed annuity product where interest is credited to the policyholder’s account balance based on equity index changes. A policyholder may allocate the contract’s net accumulated value to one or a combination of the following: fixed return account at a guaranteed interest rate to be no less than 1% for a specified period of time, one or two year S&P 500 indexed account with caps, or one or two year global index account with caps. The indexed products contain embedded derivatives and are recorded in future policy benefits.

The Company uses equity put options to hedge equity and credit risks. These equity put options involve the exchange of either an upfront payment or periodic fixed rate payments for the return, at the end of the option agreement, of the equity index below a specified strike price.

The Company issues synthetic GICs to Employee Retirement Income Security Act of 1974 (ERISA) qualified defined contribution employee benefit plans (ERISA Plan). The ERISA Plan uses the contracts in its stable value fixed income option. The Company receives a fee for providing book value accounting for the ERISA Plan stable value fixed income option. In the event that plan participant elections exceed the estimated fair value of the assets or if the contract is terminated and at the end of the termination period the book value under the contract exceeds the estimated fair value of the assets, then the Company is required to pay the ERISA Plan the difference between book value and estimated fair value. The Company mitigates the investment risk through pre-

approval and monitoring of the investment guidelines, requiring high quality investments and adjustments to the plan crediting rates to compensate for unrealized losses in the portfolios.

Foreign currency interest rate swap agreements are used to convert a fixed or floating rate, foreign-denominated asset or liability to a U.S. dollar fixed rate asset or liability. The foreign currency interest rate swaps involve the exchange of an initial principal amount in two currencies and the agreement to re-exchange the currencies at a future date at an agreed exchange rate. There are also periodic exchanges of interest payments in the two currencies at specified intervals, calculated using agreed upon rates and the exchanged principal amounts. The main currencies that the Company hedges are the Euro, British Pound, and Canadian Dollar.

Interest rate swaps are used by the Company primarily to reduce market risk from changes in interest rates and other interest rate exposure arising from duration mismatches between assets and liabilities. These agreements involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

The Company offers indexed universal life (IUL) insurance products, which credit the price return of an underlying index to the policyholder’s cash value. A policyholder may allocate the policy’s net accumulated value to one or a combination of the following: fixed return account, one year S&P 500 indexed account currently capped at 9% to 12%, one year global index account currently capped at 12%, two year S&P 500 index account currently capped at 32%, or five year S&P 500 indexed account. The indexed products contain embedded derivatives and are recorded in policyholder account balances.

The Company utilizes call options to hedge the credit paid to the policy on the underlying index for its IUL insurance products. These options are contracts to buy the index at a predetermined time at a contracted price. The contracts will be net settled in cash based on differentials in the index at the time of exercise and the strike price subject to a cap, net of option premium and the settlements will be recognized in net realized investment gain (loss).

The Company had the following outstanding derivatives not designated as hedging instruments:

	Notional Amount
	December 31,
	2013	2012
	(In Millions)
Variable annuity GLB embedded derivatives	$35,920	$37,308

Variable annuity derivatives - total return swaps	1,471	2,634

Variable annuity derivatives - equity put options		998

Variable annuity derivatives - futures	416

Variable annuity derivatives - interest rate swaps	132	200

Fixed indexed annuity embedded derivatives	1,071	231

Equity put options	2,889	5,135

Synthetic GICs	21,698	20,194

Foreign currency and interest rate swaps	3,254	7,021

IUL embedded derivatives	1,675	1,091

IUL derivatives - call options	1,617	977

Other	330	373

Notional amount represents a standard of measurement of the volume of derivatives. Notional amount is not a quantification of market risk or credit risk and is not recorded in the consolidated statements of financial condition. Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as currency swaps. Notional amounts for variable annuity GLB embedded derivatives represents deposits into variable annuity contracts covered by embedded derivative riders as a measurement of volume. 13.0% and 12.9% of these notional amounts are reinsured by third-party reinsurers as of December 31, 2013 and 2012, respectively. 4.1% and 4.3% of these notional amounts are reinsured by an affiliated reinsurer as of December 31, 2013 and 2012, respectively.

The following table summarizes amounts recognized in net realized investment gain (loss) for derivatives not designated as hedging instruments. Gains and losses include the changes in estimated fair value of the derivatives and amounts realized on terminations. The amounts presented do not include the periodic net payments and amortization of $554 million, $680 million and $418 million for the years ended December 31, 2013, 2012 and 2011, respectively, which are recognized in net realized investment gain (loss).

	Amount of Gain (Loss)
	Recognized in
	Income on Derivatives
	Years Ended December 31,
	2013	2012	2011
	(In Millions)
Variable annuity derivatives - total return swaps	($96)	($96)	($121)

Variable annuity derivatives - equity put options		28	(28)

Equity put options	(259)	(319)	280

Foreign currency and interest rate swaps (1)	(75)	(45)	170

Forward starting interest rate swaps		(79)	281

IUL derivatives - call options	208	74	33

Other	2	10	1

Embedded derivatives:

Variable annuity GLB embedded derivatives	1,144	119	(1,191)

Fixed indexed annuity embedded derivatives	(13)	(16)

IUL embedded derivatives	(153)	(21)	19

Other	(2)	(5)	4
Total	$756	($350)	($552)

(1) Includes foreign currency translation gains and (losses) for foreign currency interest rate swaps.

DERIVATIVES DESIGNATED AS CASH FLOW HEDGES

The Company primarily uses interest rate swaps to manage its exposure to variability in cash flows due to changes in benchmark interest rates. These cash flows include those associated with existing liabilities. The maximum length of time over which the Company was hedging its exposure to variability in future cash flow in the non-insurance company operations (primarily ACG) for forecasted transactions did not exceed 20 years.

The Company had outstanding derivatives designated as cash flow hedges with notional amounts for interest rate swaps of $818 million and $1,184 million as of December 31, 2013 and 2012, respectively. The Company had gains recognized in OCI for changes in estimated fair value for derivatives designated as cash flow hedges for interest rate swaps of $42 million, $27 million and $5 million for the years ended December 31, 2013, 2012 and 2011, respectively. These amounts do not include the periodic net settlements of the derivatives. For the years ended December 31, 2013, 2012 and 2011, all of the non-insurance company operation’s (primarily ACG) hedged forecasted transactions for outstanding cash flow hedges were determined to be probable of occurring.

When a derivative is designated as a cash flow hedge, the effective portion of changes in the estimated fair value of the derivative is recognized in OCI and reclassified to earnings when the hedged item affects earnings, and the ineffective portion of changes in the estimated fair value of the derivative is recognized in net realized investment gain (loss). For the years ended December 31, 2013, 2012, and 2011, there was no hedge ineffectiveness related to cash flow hedges.

Amounts reclassified from accumulated OCI (AOCI) to earnings resulting from the discontinuance of cash flow hedges due to forecasted cash flows that were no longer probable of occurring were zero, ($4) million and $18 million for the years ended December 31, 2013, 2012 and 2011, respectively. Over the next twelve months, the Company anticipates that $7 million of deferred losses on derivative instruments in AOCI will be reclassified to earnings consistent with when the hedged forecasted transaction affects earnings.

DERIVATIVES DESIGNATED AS FAIR VALUE HEDGES

Interest rate swap agreements are used to convert a U.S. dollar denominated fixed rate asset or liability to a floating U.S. dollar denominated rate to hedge the changes in estimated fair value of the hedged asset or liability due to changes in benchmark interest rates. These derivatives are used primarily to closely match the duration of the assets supporting specific liabilities. Pacific Life also used interest rate swaps to convert fixed rate surplus notes to variable notes (Note 12). The Company had no outstanding derivatives designated as fair value hedges as of December 31, 2013 and 2012.

The Company had gains (losses) recognized in net realized investment gain (loss) for derivatives designated as fair value hedges for interest rate swaps of zero, zero and $328 million on derivatives and zero, zero and ($334) million on hedged items for the years ended December 31, 2013, 2012 and 2011, respectively. Gains and losses include the changes in estimated fair value of the derivatives as well as the offsetting gain or loss on the hedged item attributable to the hedged risk. The Company includes the gain or loss on the derivative in the same line item as the offsetting gain or loss on the hedged item. These amounts do not include the periodic net settlements of the derivatives or the income (expense) related to the hedged item.

For the years ended December 31, 2013, 2012 and 2011, hedge ineffectiveness related to designated fair value hedges reflected in net realized investment gain (loss) was zero, zero and ($6) million, respectively. No component of the hedging instrument’s estimated fair value is excluded from the determination of effectiveness.

CONSOLIDATED FINANCIAL STATEMENT IMPACT

Derivative instruments are recorded on the Company’s consolidated statements of financial condition at estimated fair value and are presented as assets or liabilities determined by calculating the net position for each derivative counterparty by legal entity, taking into account income accruals and net cash collateral.

The following table summarizes the gross asset or liability derivative estimated fair value and excludes the impact of offsetting asset and liability positions held with the same counterparty, cash collateral payables and receivables and income accruals. See Note 13.

	Asset Derivatives			Liability Derivatives

	Estimated Fair Value			Estimated Fair Value

	December 31,			December 31,

	2013	2012		2013	2012

	(In Millions)			(In Millions)

Derivatives designated as hedging instruments:

Interest rate swaps				$39	$84	(5)
Total derivatives designated as hedging instruments	-	-		39	84

Derivatives not designated as hedging instruments:

Variable annuity derivatives - total return swaps				5	11	(1)
				42	17	(5)
Variable annuity derivatives - interest rate swaps				9	3	(1)
				8		(5)
Equity put options		$87	(1)	20		(1)
		88	(5)	83	31	(5)
Foreign currency and interest rate swaps	$30	89	(1)	27	95	(1)
	58	127	(5)	182	204	(5)
IUL derivatives - call options	67	33	(1)
	94	24	(5)
Other	1	1	(5)		24	(5)

Embedded derivatives:
Variable annuity GLB embedded derivatives (including reinsurance contracts)				355	1,801	(3)
		293	(2)	4		(2)
				5		(5)
Fixed indexed embedded derivatives				61	16	(4)
IUL embedded derivatives				220	104	(4)
Other				2		(5)
Total derivatives not designated as hedging instruments	250	742		1,023	2,306

Total derivatives	$250	$742		$1,062	$2,390

Location on the consolidated statements of financial condition:

(1) Other investments  (2) Other assets  (3) Future policy benefits  (4) Policyholder account balances  (5) Other liabilities

Cash collateral received from counterparties was $47 million and $175 million as of December 31, 2013 and 2012, respectively. This unrestricted cash collateral is included in cash and cash equivalents and the obligation to return it is netted against the estimated fair value of derivatives in other investments or other liabilities. Cash collateral pledged to counterparties was $107 million and $99 million as of December 31, 2013 and 2012, respectively. A receivable representing the right to call this collateral back from the counterparty is netted against the estimated fair value of derivatives in other investments or other liabilities. Net exposure to the counterparty is calculated as the estimated fair value of all derivative positions with the counterparty, net of income or expense accruals and cash collateral paid or received. If the net exposure to the counterparty is positive, the amount is reflected in other investments, whereas, if the net exposure to the counterparty is negative, the estimated fair value is included in other liabilities.

As of December 31, 2013 and 2012, the Company had also accepted collateral, consisting of various securities, with an estimated fair value of $12 million and $81 million, respectively, which is held in separate custodial accounts and is not recorded in the consolidated statements of financial condition. The Company is permitted by contract to sell or repledge this collateral and as of December 31, 2013 and 2012, none of the collateral had been repledged. As of December 31, 2013 and 2012, the Company provided collateral in the form of various securities with an estimated fair value of $5 million and zero, respectively, which are included in fixed maturity securities. The counterparties are permitted by contract to sell or repledge this collateral.

OFFSETTING ASSETS AND LIABILITIES

The following table reconciles the net amount of derivative assets and liabilities reported in the consolidated statements of financial condition (excluding embedded derivatives) subject to master netting arrangements after the offsetting of collateral. Gross amounts include income or expense accruals. Gross amounts offset include cash collateral received or pledged limited to the gross estimated fair value of recognized derivative assets or liabilities, net of accruals. Excess cash collateral received or pledged is not included in the tables due to the foregoing limitation. Gross amounts not offset include securities received or pledged as collateral.

	Gross Amounts of Recognized Assets/Liabilities (1)	Gross Amounts Offset (2)	Net Amounts	Gross Amounts Not Recorded - Asset Collateral	Net Amounts
	(In Millions)
December 31, 2013:

Derivative assets	$235	($215)	$20	($12)	$8

Derivative liabilities	430	(268)	162		162

December 31, 2012:

Derivative assets	$449	($402)	$47	($35)	$12

Derivative liabilities	489	(327)	162		162

(1)

As of December 31, 2013 and 2012, derivative assets include (expense) or income accruals of ($14) million and $6 million, respectively, and derivative liabilities include expense accruals of $15 million and $26 million, respectively.

(2)

As of December 31, 2013 and 2012, the Company received excess cash collateral of $5 million and $2 million, respectively, and provided excess cash collateral of zero and $1 million, respectively, which is not included in the table.

CREDIT EXPOSURE AND CREDIT RISK RELATED CONTINGENT FEATURES

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to over the counter (OTC) derivatives. The Company attempts to manage credit risk by dealing with creditworthy counterparties, establishing risk control limits, executing legally enforceable master netting agreements, and obtaining collateral where appropriate. In addition, each counterparty is reviewed to evaluate its financial stability before entering into each agreement and throughout the period that the financial instrument is owned.

For OTC derivative transactions, the Company enters into legally enforceable master agreements which provide for the netting of payments and receipts with a single counterparty. The net position with each counterparty is calculated as the aggregate estimated fair value of all derivative instruments with each counterparty, net of income or expense accruals and collateral paid or received. These master agreements also include collateral arrangements with derivative counterparties, which require both the pledge and acceptance of collateral when the net estimated fair value of the underlying derivatives reaches a pre-determined threshold.

Credit exposure is measured on a counterparty basis as the net positive aggregate estimated fair value, net of accrued income or expenses and collateral received, if any. The credit exposure for OTC derivatives as of December 31, 2013 was $8 million. The maximum exposure to any single counterparty was $6 million at December 31, 2013. All of the Company’s credit exposure from derivative contracts is with investment grade counterparties.

The Company’s collateral arrangements include credit-contingent provisions that provide for a reduction of collateral thresholds in the event of downgrades in the credit ratings of the Company and/or the counterparty. If these financial strength ratings were to fall below a specific investment grade credit rating, the counterparties to the derivative instruments could request immediate and ongoing full collateralization on derivative instruments in net liability positions. The aggregate estimated fair value of all derivative instruments with credit risk related contingent features that are in a liability position on December 31, 2013, is $175 million for which the Company has posted collateral of $95 million. If certain of the Company’s financial strength ratings were to fall one notch as of December 31, 2013, the Company would have been required to post an additional $23 million of collateral to its counterparties.

The OTC master agreements may include a termination event clause associated with financial strength ratings assigned by certain independent rating agencies. If these financial strength ratings were to fall below a specified level, as defined within each counterparty master agreement or, in most cases, if one of the rating agencies ceased to provide a financial strength rating, the counterparty could terminate the master agreement with payment due based on the estimated fair value of the underlying derivatives. As of December 31, 2013, the Company’s financial strength ratings were above the specified level.

10.	POLICYHOLDER LIABILITIES

POLICYHOLDER ACCOUNT BALANCES

The detail of the liability for policyholder account balances is as follows:

	December 31,

	2013	2012
	(In Millions)
UL	$23,424	$22,087

Annuity and deposit liabilities	11,921	10,313

Funding agreements	906	1,924

GICs	500	659
Total	$36,751	$34,983

FUTURE POLICY BENEFITS

The detail of the liability for future policy benefits is as follows:

	December 31,

	2013	2012
	(In Millions)
Annuity reserves	$6,671	$6,591

Policy benefits payable	1,690	1,296

Life insurance	705	666

URR	615	386

Variable annuity GLB embedded derivatives	355	1,801

Closed Block liabilities	283	293

Other	125	72
Total	$10,444	$11,105

11.	SEPARATE ACCOUNTS AND VARIABLE ANNUITY GUARANTEED BENEFIT FEATURES

The Company issues variable annuity contracts through separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). These contracts also include various types of GMDB and GLB features. For a discussion of certain GLBs accounted for as embedded derivatives, see Note 9.

The GMDBs provide a specified minimum return upon death. Many of these death benefits are spousal, whereby a death benefit will be paid upon death of the first spouse. The survivor has the option to terminate the contract or continue it and have the death benefit paid into the contract and a second death benefit paid upon the survivor’s death. The GMDB features include those where the Company contractually guarantees to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals (return of net deposits), (b) the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary (anniversary contract value), or (c) the highest of contract value on certain specified dates or total deposits made to the contract less any partial withdrawals plus a minimum return (minimum return).

The guaranteed minimum income benefit (GMIB) is a GLB that provides the contract holder with a guaranteed annuitization value after 10 years. Annuitization value is generally based on deposits adjusted for withdrawals plus a minimum return. In general, the GMIB requires contract holders to invest in an approved asset allocation strategy.

In 2011, the Company began offering variable annuity contracts with guaranteed minimum withdrawal benefits for life (GMWBL) features. The GMWBL is a GLB that provides, subject to certain restrictions, a percentage of a contract holder’s guaranteed payment base will be available for withdrawal for life starting at age 59.5, regardless of market performance. The rider terminates upon death of the contract holder or their spouse if a spousal form of the rider is purchased.

Information in the event of death on the various GMDB features outstanding was as follows (the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

	December 31,
	2013	2012
	($ In Millions)
Return of net deposits

Separate account value	$53,620	$49,034

Net amount at risk (1)	529	922

Average attained age of contract holders	64 years	63 years

Anniversary contract value

Separate account value	$15,895	$15,165

Net amount at risk (1)	487	778

Average attained age of contract holders	66 years	65 years

Minimum return

Separate account value	$1,059	$1,032

Net amount at risk (1)	389	477

Average attained age of contract holders	69 years	68 years

(1)	Represents the amount of death benefit in excess of the current account balance as of December 31.

Information regarding GMIB and GMWBL features outstanding is as follows:

	December 31,		December 31,
	2013 2012		2013 2012
	GMIB		GMWBL
	($ In Millions)		($ In Millions)
Separate account value	$2,262	$2,296	$4,364	$2,429

Average attained age of contract holders	60 years	60 years	64 years	64 years

The determination of GMDB, GMIB and GMWBL liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following table summarizes the GMDB, GMIB and GMWBL liabilities, which are recorded in future policy benefits, and changes in these liabilities, which are reflected in policy benefits paid or provided:

	December 31,		December 31,		December 31,
	2013	2012	2013	2012	2013	2012

	GMDB		GMIB		GMWBL
	(In Millions)		(In Millions)		(In Millions)
Balance, beginning of year			$46	$78	$5

Changes in reserves	$13	$20	(25)	(28)	6	$5

Benefits paid	(13)	(20)	(3)	(4)

Balance, end of year	$ -	$ -	$18	$46	$11	$5

Variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31,
	2013	2012

	(In Millions)
Asset type

Equity	$31,742	$26,514

Bonds	17,990	18,002

Money market	281	313

Other	3,753	4,205

Total separate account value	$53,766	$49,034

12.	DEBT

Debt consists of the following:

	December 31,
	2013	2012

	(In Millions)
Short-term debt:
Credit facility recourse only to ACG	$20	$292

Total short-term debt	$20	$292

Long-term debt:

Surplus notes	$1,771	$1,600

Deferred gains from derivative hedging activities	287	409

Non-recourse long-term debt:

Debt recourse only to ACG	4,665	3,793

ACG non-recourse debt	333	503

Other non-recourse debt	91	303

ACG VIE debt (Note 4)	659	847

Other VIE debt (Note 4)		18

Total long-term debt	$7,806	$7,473

SHORT-TERM DEBT

Pacific Life maintains a $700 million commercial paper program. There was no commercial paper debt outstanding as of December 31, 2013 and 2012. In addition, Pacific Life has a bank revolving credit facility of $400 million maturing in November 2016 that will serve as a back-up line of credit to the commercial paper program. This facility had no debt outstanding as of December 31, 2013 and 2012. As of and during the year ended December 31, 2013, Pacific Life was in compliance with the debt covenants related to these facilities.

PL&A maintains reverse repurchase lines of credit with various financial institutions. These borrowings are at variable rates of interest based on collateral and market conditions. There was no debt outstanding in connection with these lines of credit as of December 31, 2013 and 2012.

Pacific Life is eligible to receive advances from the FHLB of Topeka based on a percentage of Pacific Life’s statutory general account assets provided it has sufficient available eligible collateral and is in compliance with the FHLB of Topeka requirements, debt covenant restrictions and insurance law and regulations. The Company had estimated available eligible collateral of approximately $1 billion as of December 31, 2013. The Company had no debt outstanding with the FHLB of Topeka as of December 31, 2013 and 2012.

PL&A is eligible to receive advances from the FHLB of San Francisco based on a percentage of PL&A’s statutory capital and surplus provided it has sufficient available eligible collateral and is in compliance with the FHLB of San Francisco requirements and insurance law and regulations. PL&A had estimated available eligible collateral of $69 million as of December 31, 2013. PL&A had no debt outstanding with the FHLB of San Francisco as of December 31, 2013 and 2012.

As of December 31, 2013, ACG has revolving credit agreements with banks for a $1,020 million borrowing capacity. Interest on these loans is payable monthly and was 1.9% as of December 31, 2013 and was 2.7% as of December 31, 2012. The facilities expire at various dates ranging from January 2016 through October 2017. There was $20 million and $292 million outstanding in connection with these revolving credit agreements as of December 31, 2013 and 2012, respectively. These credit agreements are recourse only to ACG.

LONG-TERM DEBT

On January 22, 2013, the Company, with the approval of the NE DOI, exercised its early redemption right for its 9.25% surplus notes and repurchased and retired $323 million, of the original $1 billion outstanding. The partial retirement of the 9.25% surplus notes was accounted for as an extinguishment of debt and the related amortization of deferred gains (see below) of $112 million and the premium paid of $155 million were recognized in interest expense during the year ended December 31, 2013. As of December 31, 2013, Pacific Life had $677 million of surplus notes outstanding at a fixed interest rate of 9.25%, maturing on June 15, 2039. Interest is payable semiannually on June 15 and December 15. Pacific Life may redeem the 9.25% surplus notes at its option, subject to the approval of the Nebraska Director of Insurance for such optional redemption. The 9.25% surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life. All future payments of interest and principal on the 9.25% surplus notes can be made only with the prior approval of the Nebraska Director of Insurance. The Company entered into interest rate swaps converting the 9.25% surplus notes to variable rate notes. The interest rate swaps were designated as fair value hedges of these surplus notes. During the year ended December 31, 2011, the interest rate swaps were terminated and deferred gains of $364 million as of the termination date were recorded as an increase to the carrying amount of these surplus notes and will be amortized as a reduction to interest expense over the remaining life of these surplus notes using the effective interest method. The resulting effective interest rate of these surplus notes is 6.4%. Total unamortized deferred gains were $239 million and $357 million as of December 31, 2013 and 2012, respectively.

Pacific Life has $150 million of surplus notes outstanding at a fixed interest rate of 7.9%, maturing on December 30, 2023. Interest is payable semiannually on June 30 and December 30. The 7.9% surplus notes may not be redeemed at the option of Pacific Life or any holder of the surplus notes. The 7.9% surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life. All future payments of interest and principal on the 7.9% surplus notes can be made only with the prior approval of the Nebraska Director of Insurance. The Company entered into interest rate swaps converting these surplus notes to variable rate notes. The interest rate swaps were designated as fair value hedges of these surplus notes and the changes in estimated fair value of the hedged surplus notes associated with changes in interest rates were reflected as an adjustment to their carrying amount. During the year ended December 31, 2011, the interest rate swaps were terminated and the fair value adjustment as of the termination date, which increased the carrying value by $56 million, will be amortized over the remaining life of the surplus notes using the effective interest method. The resulting effective interest rate of the surplus notes is 4.0%. Total unamortized deferred gains are $48 million and $52 million as of December 31, 2013 and 2012, respectively.

The Nebraska Director of Insurance approved the issuance of an internal surplus note by Pacific Life to Pacific LifeCorp for $450 million. Pacific Life is required to pay Pacific LifeCorp interest on the internal surplus note semiannually on February 5 and August 5 at a fixed annual rate of 6.0%. All future payments of interest and principal on the internal surplus note can be made only with the prior approval of the Nebraska Director of Insurance. The internal surplus note matures on February 5, 2020.

In January 2013, the Nebraska Director of Insurance approved the issuance of an internal surplus note by Pacific Life to Pacific LifeCorp for $500 million with net cash proceeds of $494 million. The original issue discount of $6 million will be amortized over the life of this surplus note. Pacific Life is required to pay Pacific LifeCorp interest on the internal surplus note semiannually on January 25 and July 25 at a fixed annual rate of 5.125%. All future payments of interest and principal on the internal surplus note can be made only with the prior approval of the Nebraska Director of Insurance. The internal surplus note matures on January 25, 2043.

ACG enters into various secured loans that are guaranteed by the U.S. Export-Import bank or by the European Export Credit Agencies. Interest on these loans is payable quarterly and ranged from 0.5% to 4.2% as of December 31, 2013 and from 0.5% to 4.3% as of December 31, 2012. As of December 31, 2013, $1,682 million was outstanding on these loans with maturities ranging from 2015 to 2024. As of December 31, 2012, $1,627 million was outstanding on these loans. These loans are recourse only to ACG.

ACG enters into various senior unsecured notes and loans with third-parties. Interest on these notes and loans is payable quarterly or semi-annually and ranged from 2.0% to 7.2% as of December 31, 2013 and 2012. As of December 31, 2013, $2,983 million was outstanding on these notes and loans with maturities ranging from 2014 to 2023. As of December 31, 2012, $2,113 million was outstanding on these notes and loans. These notes and loans are recourse only to ACG.

ACG enters into various secured bank loans to finance aircraft orders and deposits. These loans were paid off in 2013. As of December 31, 2012, $53 million was outstanding on these loans. These loans were recourse only to ACG.

ACG enters into various acquisition facilities and bank loans to acquire aircraft. Interest on these facilities and loans accrues at variable rates, is payable monthly and was 3.6% as of December 31, 2013 and ranged from 2.7% to 3.2% as of December 31, 2012. Loans with one of the two facilities were paid in full in 2013. As of December 31, 2013, $333 million was outstanding on the remaining facility that matures in 2017. As of December 31, 2012, $503 million was outstanding on these facilities and loans. These facilities and loans are non-recourse to the Company.

Certain subsidiaries of Pacific Asset Holding LLC, a wholly owned subsidiary of Pacific Life, entered into various real estate property related loans with various third-parties. Interest on these loans accrues at fixed and variable rates and is payable monthly. Fixed rates ranged from 3.6% to 5.4% as of December 31, 2013 and 2012. Variable rates were 2.4% as of December 31, 2013 and ranged from 2.4% to 4.5% as of December 31, 2012. As of December 31, 2013, there was $91 million outstanding on these loans with maturities ranging from 2015 to 2019. As of December 31, 2012, there was $303 million outstanding on these loans. All of these loans are secured by real estate properties and are non-recourse to the Company.

The following summarizes aggregate scheduled principal payments during the next five years and thereafter:

		Non-recourse Debt
		Debt	ACG	Other
	Surplus	Recourse	Non-recourse	Non-recourse
	Notes	Only to ACG	Debt	Debt	Total
Years Ending December 31:	(In Millions)

2014		$232	$5	$2	$239

2015		415	126	25	566

2016		787	67	21	875

2017		237	135	26	398

2018		776			776

Thereafter	$1,771	2,218		17	4,006

Total	$1,771	$4,665	$333	$91	$6,860

The table above excludes VIE debt and deferred gains from derivative hedging activities.

13.	ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

The Codification’s Fair Value Measurements and Disclosures Topic establishes a hierarchy that prioritizes the inputs of valuation methods used to measure estimated fair value for financial assets and financial liabilities that are carried at estimated fair value. The determination of estimated fair value requires the use of observable market data when available. The hierarchy consists of the following three levels that are prioritized based on observable and unobservable inputs.

Level 1	Unadjusted quoted prices for identical instruments in active markets. Level 1 financial instruments would include securities that are traded in an active exchange market.

Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in inactive markets; and model-derived valuations for which all significant inputs are observable market data. Level 2 instruments include most fixed maturity securities that are valued using inputs that are derived principally from or corroborated by observable market data.

Level 3	Valuations derived from valuation techniques in which one or more significant inputs are not market observable. Level 3 instruments include less liquid securities such as certain private placement securities and variable annuity GLB embedded derivatives that require significant management assumptions or estimation in the fair value measurement.

The following tables present, by estimated fair value hierarchy level, the Company’s financial assets and liabilities that are carried at estimated fair value as of December 31, 2013 and 2012.

				Gross
				Derivatives
				Estimated	Netting
	Level 1	Level 2	Level 3	Fair Value	Adjustments (1)	Total

	(In Millions)
December 31, 2013:
Assets:
U.S. Government		$83				$83
Obligations of states and political subdivisions		852	$47			899
Foreign governments		631	77			708
Corporate securities		24,221	1,649			25,870
RMBS		3,312	93			3,405
CMBS		725	10			735
Collateralized debt obligations			83			83
Other asset-backed securities		369	314			683

Total fixed maturity securities	-	30,193	2,273	-	-	32,466

Perpetual preferred securities		132				132
Other equity securities			5			5

Total equity securities	-	132	5	-	-	137

Trading securities	$74	111	3			188
Other investments	2	28	12			42

Derivatives:
Foreign currency and interest rate swaps		88		$88	($94)	(6)
Equity derivatives			161	161	(119)	42
Embedded derivatives					(4)	(4)
Other		1		1	(1)	-

Total derivatives	-	89	161	250	(218)	32

Separate account assets (2)	60,542	107	174			60,823

Total	$60,618	$30,660	$2,628	$250	($218)	$93,688

Liabilities:
Derivatives:
Foreign currency and interest rate swaps		$265		$265	($94)	$171
Equity derivatives			$150	150	(119)	31
Embedded derivatives			647	647	(4)	643
Other				-	(1)	(1)

Total	-	$265	$797	$1,062	($218)	$844

				Gross
				Derivatives
				Estimated	Netting
	Level 1	Level 2	Level 3	Fair Value	Adjustments (1)	Total

	(In Millions)
December 31, 2012:
Assets:

U.S. Government		$57				$57

Obligations of states and political subdivisions		911	$32			943

Foreign governments		705	58			763

Corporate securities		22,650	2,213			24,863

RMBS		4,008	8			4,016

CMBS		659	26			685

Collateralized debt obligations		2	117			119

Other asset-backed securities		370	367			737

Total fixed maturity securities	-	29,362	2,821	-	-	32,183

Perpetual preferred securities		118	17			135

Other equity securities	$13		4			17

Total equity securities	13	118	21	-	-	152

Trading securities	16	141	51			208

Other investments	4	108	12			124

Derivatives:

Foreign currency and interest rate swaps		216		$216	($225)	(9)

Equity derivatives			232	232	(123)	109

Embedded derivatives			293	293		293

Other		1		1	(1)	-

Total derivatives	-	217	525	742	(349)	393

Separate account assets (2)	55,003	138	128			55,269

Total	$55,036	$30,084	$3,558	$742	($349)	$88,329

Liabilities:

Derivatives:

Foreign currency and interest rate swaps		$386		$386	($225)	$161

Equity derivatives			$59	59	(123)	(64)

Embedded derivatives			1,921	1,921		1,921

Other		1	23	24	(1)	23

Total	-	$387	$2,003	$2,390	($349)	$2,041

(1)

Netting adjustments represent the impact of offsetting asset and liability positions on the consolidated statement of financial condition held with the same counterparty as permitted by guidance for offsetting in the Codification’s Derivatives and Hedging Topic.

(2)

Separate account assets are measured at estimated fair value. Investment performance related to separate account assets is offset by corresponding amounts credited to contract holders whose liability is reflected in the separate account liabilities. Separate account liabilities are measured to equal the estimated fair value of separate account assets as prescribed by guidance in the Codification’s Financial Services – Insurance Topic for accounting and reporting of certain non traditional long-duration contracts and separate accounts. Separate account assets as presented in the tables above differ from the amounts presented in the consolidated statements of financial condition because cash and receivables for securities, and investment income due and accrued are not subject to the guidance under the Codification’s Fair Value Measurements and Disclosures Topic.

ESTIMATED FAIR VALUE MEASUREMENT

The Codification’s Fair Value Measurements and Disclosures Topic defines estimated fair value as the price that would be received to sell the asset or paid to transfer the liability at the measurement date. This “exit price” notion is a market-based measurement that requires a focus on the value that market participants would assign for an asset or liability.

The following section describes the valuation methodologies used by the Company to measure various types of financial instruments at estimated fair value and the controls that surround the valuation process. The Company reviews its valuation methodologies and controls on an ongoing basis and assesses whether these methodologies are appropriate based on the current economic environment.

FIXED MATURITY, EQUITY AND TRADING SECURITIES

The estimated fair values of fixed maturity securities available for sale, equity securities available for sale and trading securities are determined by management after considering external pricing sources and internal valuation techniques. For securities with sufficient trading volume, prices are obtained from third-party pricing services. For securities that are traded infrequently, estimated fair values are determined after evaluating prices obtained from third-party pricing services and independent brokers or are valued internally using various valuation techniques.

The Company’s management analyzes and evaluates prices received from independent third parties and determines whether they are reasonable estimates of fair value. Management’s analysis may include, but is not limited to, review of third-party pricing methodologies and inputs, analysis of recent trades, comparison to prices received from other third parties, and development of internal models utilizing observable market data of comparable securities. The Company assesses the reasonableness of valuations received from independent brokers by considering current market dynamics and current pricing for similar securities.

For prices received from independent pricing services, the Company applies a formal process to challenge any prices received that are not considered representative of estimated fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of estimated fair value, independent non-binding broker quotations are obtained, or an internally-developed valuation is prepared. Upon evaluation, the Company determines which source represents the best estimate of fair value. Overrides of third-party prices to internally developed valuations of estimated fair value did not produce material differences in the estimated fair values for the majority of the portfolio; accordingly, overrides were not material. In the absence of such market observable activity, management’s best estimate is used.

Internal valuation techniques include matrix model pricing and internally developed models, which incorporate observable market data, where available. Securities priced by the matrix model are primarily comprised of private placement securities. Matrix model pricing measures estimated fair value using cash flows, which are discounted using observable market yield curves provided by a major independent data service. The matrix model determines the discount yield based upon significant factors that include the security’s weighted average life, rating and sector.

Where matrix model pricing is not used, estimated fair values are determined by other internally-derived valuation tools which use market-observable data if available. Generally, this includes using an actively-traded comparable security as a benchmark for pricing. These internal valuation methods primarily represent discounted cash flow models that incorporate significant assumptive inputs such as spreads, discount rates, default rates, severity, and prepayment speeds. These inputs are analyzed by the Company’s portfolio managers and analysts, investment accountants and risk managers. Internally-developed estimates may also use unobservable data, which reflect the Company’s own assumptions about the inputs market participants would use.

Most securities priced by a major independent third-party service and private placement securities that use the matrix model have been classified as Level 2, as management has verified that the significant inputs used in determining their estimated fair values are market observable and appropriate. Externally priced securities for which estimated fair value measurement inputs are not sufficiently transparent, such as securities valued based on broker quotations, have been classified as Level 3. Internally valued securities, including adjusted prices received from independent third parties, where significant management assumptions have been utilized in determining estimated fair value, have been classified as Level 3. Securities categorized as Level 1 consist primarily of investments in mutual funds.

The Company applies controls over the valuation process. Prices are reviewed and approved by the Company’s professional credit analysts that have industry expertise and considerable knowledge of the issuers. Management performs validation checks to determine the completeness and reasonableness of the pricing information, which include, but are not limited to, changes from identified pricing sources, significant or unusual price fluctuations above predetermined tolerance levels from the prior period, and back-testing of estimated fair values against prices of actual trades. A group comprised of the Company’s investment accountants, portfolio managers and analysts and risk managers meet to discuss any unusual items above the tolerance levels that may have been identified in the pricing review process. These items are investigated, further analysis is performed and resolutions are appropriately documented.

OTHER INVESTMENTS

Other investments include non-marketable equity securities that do not have readily determinable estimated fair values. Certain significant inputs used in determining the estimated fair value of these equities are based on management assumptions or contractual terms with another party that cannot be readily observable in the market. These non-marketable equity securities are classified as Level 3 assets.

Also included in other investments are the securities of the 40 Act Funds, which are valued using the same methodology as described above for fixed maturity, equity and trading securities.

DERIVATIVE INSTRUMENTS

Derivative instruments are reported at estimated fair value using pricing valuation models, which utilize market data inputs or independent broker quotations. The Company calculates the estimated fair value of derivatives using market standard valuation methodologies for interest rate swaps, equity options, and credit default swaps and baskets. Internal models are used to value the equity total return swaps. The derivatives are valued using mid-market inputs that are predominantly observable in the market. Inputs include, but are not limited to, interest swap rates, foreign currency forward and spot rates, credit spreads and correlations, interest volatility, equity volatility and equity index levels. On a monthly basis, the Company performs an analysis on derivative valuations, which includes both quantitative and qualitative analysis. Examples of procedures performed include, but are not limited to, review of pricing statistics and trends, analyzing the impacts of changes in the market environment, and review of changes in market value for each derivative. Internally calculated fair values are reviewed and compared to external broker fair values for reasonableness by both risk managers and investment accountants.

Excluding embedded derivatives, as of December 31, 2013, 99% of derivatives based upon notional values were priced by valuation models. The remaining derivatives were priced by broker quotations. In accordance with the Codification’s Fair Value Measurements and Disclosures Topic, a credit valuation analysis was performed for all derivative positions to measure the risk that the counterparties to the transaction will be unable to perform under the contractual terms (nonperformance risk) and was determined to be immaterial as of December 31, 2013.

Derivative instruments classified as Level 2 primarily include interest rate, currency and certain credit default swaps. The derivative valuations are determined using pricing models with inputs that are observable in the market or can be derived principally from or corroborated by observable market data, primarily interest swap rates, interest rate volatility and foreign currency forward and spot rates.

Derivative instruments classified as Level 3 include complex derivatives, such as equity options and swaps and certain credit default swaps. Also included in Level 3 classification are embedded derivatives in certain insurance and reinsurance contracts. These derivatives are valued using pricing models, which utilize both observable and unobservable inputs, primarily interest rate volatility, equity volatility and equity index levels, and, to a lesser extent, broker quotations. A derivative instrument containing Level 1 or Level 2 inputs will be classified as a Level 3 financial instrument in its entirety if it has at least one significant Level 3 input.

The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified within the same estimated fair value hierarchy level as the associated assets and liabilities. Therefore, the realized and unrealized gains and losses on derivatives reported in Level 3 may not reflect the offsetting impact of the realized and unrealized gains and losses of the associated assets and liabilities.

VARIABLE ANNUITY GLB EMBEDDED DERIVATIVES

Estimated fair values for variable annuity GLB and related reinsurance embedded derivatives are calculated based upon significant unobservable inputs using internally developed models because active, observable markets do not exist for those items. As a result, variable annuity GLB and related reinsurance embedded derivatives are categorized as Level 3. Below is a description of the Company’s estimated fair value methodologies for these embedded derivatives.

Estimated fair value is calculated as an aggregation of estimated fair value and additional risk margins including Behavior Risk Margin, Mortality Risk Margin and Credit Standing Adjustment. The resulting aggregation is reconciled or calibrated, if necessary, to market information that is, or may be, available to the Company, but may not be observable by other market participants. Each of the components described below are unobservable in the market place and requires subjectivity by the Company in determining their value.

•

Behavior Risk Margin: This component adds a margin that market participants would require for the risk that the Company’s assumptions about policyholder behavior used in the estimated fair value model could differ from actual experience. This component includes assumptions about withdrawal utilization and lapse rates.

•

Mortality Risk Margin: This component adds a margin in mortality assumptions, both for decrements for policyholders with GLBs, and for expected payout lifetimes in guaranteed minimum withdrawal benefits.

•

Credit Standing Adjustment: This component makes an adjustment that market participants would make to reflect the chance that GLB obligations or the GLB reinsurance recoverables will not be fulfilled (nonperformance risk).

SEPARATE ACCOUNT ASSETS

Separate account assets are reported at estimated fair value as a summarized total on the consolidated statements of financial condition. The estimated fair value of separate account assets is based on the estimated fair value of the underlying assets. Separate account assets are primarily invested in mutual funds, but also have investments in fixed maturity, short-term securities and hedge funds.

Level 1 assets includes mutual funds that are valued based on reported net asset values provided by fund managers daily and can be redeemed without restriction. Management performs validation checks to determine the reasonableness of the pricing information, which include, but are not limited to, price fluctuations above predetermined thresholds from the prior day and validation against similar funds or indices. Variances are investigated, further analysis is performed and resolutions are appropriately documented.

Level 2 assets include fixed maturity and short-term securities similar in nature to the fixed maturity and equity securities available for sale of the Company. The pricing methodology and valuation controls are the same as those previously described in fixed maturity, equity and trading securities.

Level 3 assets are primarily hedge funds that invest in multiple strategies to diversify risks, for which estimated fair value is not readily determinable as the estimated fair value measurement inputs are not sufficiently transparent for the underlying investments. The fair values have been estimated using the net asset values obtained daily from the fund managers. These funds can be redeemed as long as there is no restriction in place. Certain funds are restricted from redemption for a period of one year following the anniversary of each investment made to the underlying fund. The redemption frequency (if currently eligible) for these funds is monthly 40%, quarterly 40%, annually 13% or semi-annually 7% and the redemption notice period ranges from 5-120 days. Unfunded commitments are zero as of December 31, 2013.

LEVEL 3 RECONCILIATION

The tables below present reconciliations of the beginning and ending balances of the Level 3 financial assets and liabilities, net, that have been measured at estimated fair value on a recurring basis using significant unobservable inputs.

		Total Gains or Losses		Transfers	Transfers
	January 1,	Included in	Included in	In to	Out of				December 31,
	2013	Earnings	OCI	Level 3 (1)	Level 3 (1)	Purchases	Sales	Settlements	2013
	(In Millions)

Obligations of states and political subdivisions	$32		($9)	$28	($4)				$47

Foreign governments	58		(5)	28				($4)	77

Corporate securities	2,213	$18	(59)	231	(708)	$252	($73)	(225)	1,649

RMBS	8		2	94	(23)	14		(2)	93

CMBS	26		(1)	7	(20)			(2)	10

Collateralized debt obligations	117	3	8					(45)	83

Other asset-backed securities	367	4	(10)	7	(70)	59		(43)	314

Total fixed maturity securities	2,821	25	(74)	395	(825)	325	(73)	(321)	2,273

Perpetual preferred securities	17	32	(5)				(44)		-

Other equity securities	4		1						5

Total equity securities	21	32	(4)	-	-	-	(44)	-	5

Trading securities	51	1			(37)	3	(1)	(14)	3

Other investments	12								12

Derivatives, net:

Equity derivatives	173	(175)						13	11

Embedded derivatives	(1,628)	970				(97)		108	(647)

Other	(23)	23							-

Total derivatives	(1,478)	818	-	-	-	(97)	-	121	(636)

Separate account assets (2)	128	10				58	(22)		174

Total	$1,555	$886	($78)	$395	($862)	$289	($140)	($214)	$1,831

		Total Gains or Losses		Transfers In to Level 3 (1)	Transfers Out of Level 3 (1)
	January 1, 2012	Included in Earnings	Included in OCI			Purchases	Sales	Settlements	December 31, 2012
	(In Millions)
Obligations of states and political subdivisions	$9			$32	($9)				$32

Foreign governments	81		$8	4	(31)			($4)	58

Corporate securities	1,617	$19	87	939	(512)	$357	($105)	(189)	2,213

RMBS	1,036	(25)	182	2	(1,085)	7	(5)	(104)	8

CMBS	251	1	11		(189)	4	(10)	(42)	26

Collateralized debt obligations	111	24	7				(24)	(1)	117

Other asset-backed securities	296	3	18	29	(73)	136		(42)	367

Total fixed maturity securities	3,401	22	313	1,006	(1,899)	504	(144)	(382)	2,821

Perpetual preferred securities	26	(4)	15		(4)		(16)		17

Other equity securities			4						4

Total equity securities	26	(4)	19	-	(4)	-	(16)	-	21

Trading securities	35			2		30	(6)	(10)	51

Other investments	54	2						(44)	12

Derivatives, net:

Equity derivatives	505	(424)						92	173

Embedded derivatives	(1,775)	86				(58)		119	(1,628)

Other	(23)	5						(5)	(23)

Total derivatives	(1,293)	(333)	-	-	-	(58)	-	206	(1,478)

Separate account assets (2)	113	7		2		30	(24)		128

Total	$2,336	($306)	$332	$1,010	($1,903)	$506	($190)	($230)	$1,555

(1)	Transfers in and/or out are recognized at the end of each quarter.
(2)

Included in earnings of separate account assets are realized/unrealized gains (losses) that are offset by corresponding amounts in separate account liabilities, which results in a net zero impact on earnings for the Company.

During the year ended December 31, 2013, transfers out of Level 3 were generally due to the use of market observable inputs in valuation methodologies, including the utilization of pricing service information. The transfers into Level 3 were primarily attributable to the decreased availability and use of market observable inputs to estimate fair value. During the year ended December 31, 2013, the Company did not have any significant transfers between Levels 1 and 2.

During the year ended December 31, 2012, RMBS transfers out of Level 3 were due to increased trading activity during the year which resulted in more market observable inputs to estimate fair value. Other transfers out of Level 3 were generally due to the use of market observable inputs in valuation methodologies, including the utilization of pricing service information. The transfers into Level 3 were primarily attributable to the decreased availability and use of market observable inputs to estimate fair value. During the year ended December 31, 2012, the Company did not have any transfers between Levels 1 and 2.

Amounts included in earnings of Level 3 financial assets and liabilities are as follows:

	Net Investment Income	Net Realized Investment Gain (Loss)	OTTI	Operating and Other Expenses	Total
Year Ended December 31, 2013:	(In Millions)

Corporate securities	$14	$8	($4)		$18

Collateralized debt obligations	3				3

Other asset-backed securities	4				4

Total fixed maturity securities	21	8	(4)	-	25

Perpetual preferred securities		32			32

Total equity securities	-	32	-	-	32

Trading securities		1			1

Equity derivatives		(175)			(175)
Embedded derivatives		970			970
Other				$23	23

Total derivatives	-	795	-	23	818

Separate account assets		10			10

Total	$21	$846	($4)	$23	$886

	Net Investment Income	Net Realized Investment Gain (Loss)	OTTI	Operating and Other Expenses	Total
Year Ended December 31, 2012:	(In Millions)
Corporate securities	$19	$7	($7)		$19
RMBS	(2)		(23)		(25)
CMBS		1			1
Collateralized debt obligations	2	22			24
Other asset-backed securities	3				3

Total fixed maturity securities	22	30	(30)	-	22

Perpetual preferred securities		(4)			(4)

Total equity securities	-	(4)	-	-	(4)

Other investments	2				2

Equity derivatives		(424)			(424)
Embedded derivatives		86			86
Other		13		($8)	5

Total derivatives	-	(325)	-	(8)	(333)

Separate account assets		7			7

Total	$24	($292)	($30)	($8)	($306)

The table below represents the net amount of total gains or losses for the period, attributable to the change in unrealized gains (losses) relating to assets and liabilities classified as Level 3 that were still held at the end of the reporting period.

	Years Ended December 31,
	2013	2012

	(In Millions)
Derivatives, net: (1)

Equity derivatives	($97)	($264)

Embedded derivatives	1,025	95

Other		12

Total derivatives	928	(157)

Separate account assets (2)	9	13

Total	$937	($144)

(1)	Amounts are recognized in net realized investment gain (loss).
(2)

Included in earnings of separate account assets are realized/unrealized gains (losses) that are offset by corresponding amounts in separate account liabilities, which results in a net zero impact on earnings for the Company.

The following table presents certain quantitative information on significant unobservable inputs used in the fair value measurement for Level 3 assets and liabilities as of December 31, 2013 ($ In Millions).

	Estimated Fair Value Asset (Liability)	Predominant Valuation Method	Significant Unobservable Inputs	Range (Weighted Average)
Obligations of states and political subdivisions	$47	Discounted cash flow	Spread (1)	383-412 (402)
		Market pricing	Quoted prices (2)	108

Foreign governments	77	Discounted cash flow	Spread (1)	18-287 (252)

Corporate securities	1,649	Discounted cash flow	Spread (1)	32-697 (227)
		Collateral value (3)	Collateral value	40-102 (74)
		Market pricing	Quoted prices (2)	57-129 (104)
		Cap at call price	Call price	108-110 (110)

RMBS	93	Discounted cash flow	Prepayment rate	14%
			Default rate	9%
			Severity	69%
			Discount rate	6%
		Market pricing	Quoted prices (2)	66-101 (80)

CMBS	10	Discounted cash flow	Prepayment rate	0%
			Default rate	1%
			Severity	30%
			Spread (1)	134-533 (218)

Collateralized debt obligations	83	Market pricing	Quoted prices (2)	86-91 (87)

Other asset-backed securities	314	Discounted cash flow	Prepayment rate	6%
			Default rate	3%
			Severity	30%
			Discount rate	3%-5% (4%)
			Spread (1)	72-475 (160)
		Market pricing	Quoted prices (2)	63-118 (100)
		Cap at call price	Call price	100

Other equity securities	5	Market comparable companies	EBITDA (4) multiple	4X

Trading securities	3	Market pricing	Quoted prices (2)	98-107 (103)

Other investments	12	Redemption value (5)	Redemption value	100

Equity derivatives	11	Option pricing model	Equity volatility	16% - 59%

Embedded derivatives	(647)	Option pricing techniques	Equity volatility	16% - 59%
			Mortality:
			Ages 0-40	0.01% - 0.07%
			Ages 41-60	0.06% - 0.49%
			Ages 61-120	0.44% - 100%
			Mortality improvement	0% - 1.50%
			Withdrawal utilization	0% - 80%
			Lapse rates	1% - 100%
			Credit standing adjustment	0.46% - 1.56%

Separate account assets	174	Net asset value

Total	$1,831

(1)

Range and weighted average are presented in basis points over the benchmark interest rate curve and include adjustments attributable to illiquidity premiums, expected duration, structure and credit quality.

(2)	Independent third-party pricing or broker quotes were used in the determination of estimated fair value.
(3)	Valuation based on the Company’s share of estimated fair values of the underlying assets held in the trusts.
(4)	The abbreviation EBITDA means earnings before interest, taxes, depreciation and amortization.
(5)	Represents FHLB common stock that is valued at the contractual amount that will be received upon redemption.

NONRECURRING FAIR VALUE MEASUREMENTS

Certain assets are measured at estimated fair value on a nonrecurring basis and are not included in the tables presented above. The amounts below relate to certain investments measured at estimated fair value during the year and still held at the reporting date.

	Year Ended December 31, 2013			Year Ended December 31, 2012
	Carrying Value Prior to Measurement	Estimated Fair Value After Measurement	Impairment	Carrying Value Prior to Measurement	Estimated Fair Value After Measurement	Impairment

	(In Millions)

Mortgage loans				$292	$284	($8)

Real estate investments	$20	$11	($9)

Aircraft	226	198	(28)	112	96	(16)

MORTGAGE LOANS

The impairment loss in 2012 related to three loans. One loan had a carrying value prior to measurement of $285 million and recorded a $4 million loss when the loan was returned to the Company through a deed in lieu of foreclosure process, and was held as a real estate investment as of December 31, 2012 and sold during the year ended December 31, 2013. The other two loans had a carrying value prior to measurement of $7 million and are still held as mortgage loans as of December 31, 2012. The estimated fair value after measurement was based on the underlying real estate collateral. These loans were classified as Level 3 assets.

REAL ESTATE INVESTMENTS

The impairment loss in 2013 related to four real estate investments. The investments are classified as Level 3 assets.

AIRCRAFT

ACG evaluates carrying values of aircraft quarterly or based upon changes in market and other physical and economic conditions that indicate the carrying amount of the aircraft may not be recoverable. ACG will record impairments to recognize a loss in the value of aircraft when management believes that, based on future undiscounted estimated cash flows, the recoverability of ACG’s investment in an aircraft has been impaired. The fair value is based on the present value of the undiscounted future cash flows, which can include contractual lease payments, projected future lease payments, projected sales prices as well as disposition value. The disposition value reflects an aircraft’s estimated residual value or estimated sales price. The cash flows are based on unobservable inputs and have been classified as Level 3.

The Company did not have any other nonfinancial assets or liabilities measured at fair value on a nonrecurring basis resulting from impairments as of December 31, 2013 and 2012. The Company has not made any changes in the valuation methodologies for nonfinancial assets and liabilities.

The carrying amount and estimated fair value of the Company’s financial instruments that are not carried at fair value under the Codification’s Financial Instruments Topic are as follows:

	December 31, 2013		December 31, 2012
	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value
	(In Millions)
Assets:

Mortgage loans	$8,454	$8,796	$7,726	$8,579

Policy loans	7,155	7,155	6,998	6,998

Other investments	195	227	215	248

Cash and cash equivalents	2,000	2,000	2,256	2,256

Restricted cash	314	314	294	294

Liabilities:

Funding agreements and GICs	1,406	1,467	2,584	2,822

Annuity and deposit liabilities	11,921	11,921	10,313	10,313

Short-term debt	20	20	292	292

Long-term debt	7,806	8,128	7,473	7,551

The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2013 and 2012:

MORTGAGE LOANS

The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using current rates that are applicable to similar credit quality, property type and average maturity of the composite portfolio.

POLICY LOANS

Policy loans are not separable from their associated insurance contract and bear no credit risk since they do not exceed the contract’s cash surrender value, making these assets fully secured by the cash surrender value of the contracts. Therefore, the carrying amount of the policy loans is a reasonable approximation of their fair value.

OTHER INVESTMENTS

Included in other investments are private equity investments in which the estimated fair value is based on the ownership percentage of the net asset value of the underlying equity of the investments.

CASH AND CASH EQUIVALENTS

The carrying values approximate fair values due to the short-term maturities of these instruments.

RESTRICTED CASH

The carrying values approximate fair values due to the short-term maturities of these instruments.

FUNDING AGREEMENTS AND GICs

The estimated fair value of funding agreements and GICs is estimated using the rates currently offered for deposits of similar remaining maturities.

ANNUITY AND DEPOSIT LIABILITIES

Annuity and deposit liabilities primarily includes policyholder deposits and accumulated credited interest. The estimated fair value of annuity and deposit liabilities approximates carrying value based on an analysis of discounted future cash flows with maturities similar to the product portfolio liabilities.

DEBT

The carrying amount of short-term debt is a reasonable estimate of its fair value because the interest rates are variable and based on current market rates. The estimated fair value of long-term debt is based on market quotes, except for VIE debt and non-recourse debt, for which the carrying amounts are reasonable estimates of their fair values because the interest rate approximates current market rates.

14.	OTHER COMPREHENSIVE INCOME (LOSS)

The Company displays comprehensive income (loss) and its components on the consolidated statements of comprehensive income (loss) and consolidated statements of equity. The disclosure of the gross components of other comprehensive income (loss) and related taxes are as follows:

	Years Ended December 31,
	2013	2012	2011

	(In Millions)
Unrealized gain (loss) on derivatives and securities available for sale, net:

Gross holding gain (loss):

Securities available for sale	($1,807)	$1,592	$1,054

Derivatives	42	25	(9)

Income tax (expense) benefit	615	(567)	(365)

Reclassification adjustment:

Sale of securities available for sale - net realized investment gain	(97)	(161)	(106)

OTTI recognized on securities available for sale	18	55	137

Derivatives - net investment income	(2)	(4)	22

Derivatives - net realized investment gain			(18)

Derivatives - interest credited	16	25	48

Income tax expense (benefit)	23	30	(29)

Allocation of holding gain (loss) to DAC	237	(134)	(77)

Allocation of holding gain (loss) to future policy benefits	370	(409)	(54)

Income tax (expense) benefit	(211)	191	52

Unrealized gain (loss) on derivatives and securities available for sale, net	(796)	643	655

Other, net:

Holding loss on other securities			(12)

Income tax benefit			4

Net unrealized loss on other securities	-	-	(8)

Foreign currency translation adjustments and other, net of tax	6	2	(4)

Other, net	6	2	(12)

Total other comprehensive income (loss), net	($790)	$645	$643

15.	REINSURANCE

Reinsurance receivables and payables generally include amounts related to claims, reserves and reserve related items. Reinsurance receivables, included in other assets, were $417 million and $633 million as of December 31, 2013 and 2012, respectively. Reinsurance payables, included in other liabilities, were $175 million and $220 million as of December 31, 2013 and 2012, respectively.

The components of insurance premiums presented in the consolidated statements of operations are as follows:

	Years Ended December 31,
	2013	2012	2011

	(In Millions)
Direct premiums	$1,098	$1,255	$1,051

Reinsurance assumed (1)	540	561	256

Reinsurance ceded	(356)	(328)	(325)

Insurance premiums	$1,282	$1,488	$982

(1)

Included are $25 million, $23 million and $18 million of assumed premiums from Pacific Life Re Limited (PLR), an affiliate of the Company and a wholly owned subsidiary of Pacific LifeCorp, for the years ended December 31, 2013, 2012 and 2011, respectively. PLR is incorporated in the UK and provides reinsurance to insurance and annuity providers in the UK, Ireland and to insurers in selected markets in Asia.

16.	INCOME TAXES

The provision (benefit) for income taxes is as follows:

	Years Ended December 31,
	2013	2012	2011

	(In Millions)
Current	$13	$3	$5

Deferred	118	(70)	75

Provision (benefit) for income taxes from continuing operations	131	(67)	80

Benefit from income taxes from discontinued operations			(4)

Total	$131	($67)	$76

A reconciliation of the provision for income taxes from continuing operations based on the Federal corporate statutory tax rate of 35% to the provision (benefit) for income taxes from continuing operations reflected in the consolidated financial statements is as follows:

	Years Ended December 31,
	2013	2012	2011

	(In Millions)
Provision for income taxes at the statutory rate	$281	$155	$253

Separate account dividends received deduction	(89)	(98)	(95)

Nonrecurring deferred tax liability basis adjustment		(58)

Singapore Transfer	(34)	(23)	(32)

LIHTC and foreign tax credits	(16)	(16)	(17)

Internal Revenue Service settlement			(7)

Other	(11)	(27)	(22)

Provision (benefit) for income taxes from continuing operations	$131	($67)	$80

The nonrecurring deferred tax liability basis adjustment is a noncash tax benefit relating to aircraft depreciation.

ACG transfers aircraft assets and related liabilities to foreign subsidiaries in Singapore (collectively referred to as the Singapore Transfer). The Singapore Transfer reduced the provision for income taxes for the year ended December 31, 2013, 2012 and 2011 by $34 million, $23 million and $32 million, respectively, primarily due to the reversal of deferred tax liabilities related to basis differences in the aircraft assets transferred. U.S. income taxes have not been recognized on the excess of the amount for financial reporting over the tax basis of investments in foreign subsidiaries that are essentially permanent in duration. This amount becomes taxable upon a repatriation of assets from the subsidiary or a sale or liquidation of the subsidiary.

It is the practice and intention of the Company to reinvest the earnings of its non-U.S. subsidiaries in those operations. In addition to those basis differences transferred during 2013, 2012 and 2011, as of December 31, 2013, the Company has not made a provision for U.S. or additional foreign withholding taxes of approximately $12 million of foreign subsidiary undistributed earnings that are essentially permanent in duration. Generally, such amounts become subject to U.S. taxation upon the remittance of dividends and under certain other circumstances. It is not practicable to estimate the amount of deferred tax liability related to investments in these foreign subsidiaries.

A reconciliation of the changes in the unrecognized tax benefits is as follows (In Millions):

Balance at January 1, 2011	$14

Additions and deletions	(14)

Balance at December 31, 2011	-

Additions and deletions

Balance at December 31, 2012	-

Additions and deletions

Balance at December 31, 2013	$ -

During the year ended December 31, 2011, the Company effectively settled $14 million of the gross uncertain tax position related to separate account Dividends Received Deductions (DRD), which resulted in the realization of $7 million of tax benefits. All realized tax benefits and related interest are recognized as a discrete item that will impact the effective tax rate in the accounting period in which the uncertain tax position is ultimately settled.

No unrecognized tax benefits will be realized over the next twelve months.

During the years ended December 31, 2013, 2012 and 2011, the Company paid an insignificant amount of interest and penalties to state tax authorities.

The net deferred tax liability, included in other liabilities, is comprised of the following tax effected temporary differences:

	December 31,
	2013	2012

	(In Millions)
Deferred tax assets:

Policyholder reserves	$787	$660

Tax net operating loss carryforwards	385	453

Tax credit carryforwards	381	335

Investment valuation	298	573

Deferred compensation	70	62

Other	20	37

Total deferred tax assets	1,941	2,120

Deferred tax liabilities:

DAC	(1,100)	(1,241)

Depreciation	(754)	(700)

Hedging	(262)	(159)

Partnership income	(113)	(77)

Reinsurance	(8)	(34)

Other	(39)	(126)

Total deferred tax liabilities	(2,276)	(2,337)

Net deferred tax liability from continuing operations	(335)	(217)

Unrealized gain on derivatives and securities available for sale	(444)	(871)

Minimum pension liability and other adjustments	(8)	(8)

Net deferred tax liability	($787)	($1,096)

The tax net operating loss carryforwards relate to Federal tax losses incurred in 2001 through 2013 with a 20-year carryforward for non-life losses and a 15-year carryforward for life losses, and California tax losses incurred in 2004 through 2013 with a ten-year carryforward.

The tax credit carryforwards relate to LIHTC, foreign tax credits, and alternative minimum tax (AMT) credits generated from 2000 to 2013. The LIHTC begin to expire in 2020. The foreign tax credits begin to expire in 2016. Foreign tax credits, LIHTC and tax net operating loss carryforwards of $207 million expire between 2016 and 2023. AMT credits and tax net operating loss carryforwards of $28 million possess no expiration date. The remainder will expire between 2024 and 2033.

The Codification’s Income Taxes Topic requires separate footnote disclosure of the impact of foreign taxes. While the Company does have foreign operations, the results of those operations have not been separately disclosed since they are not material.

The Codification’s Income Taxes Topic requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that a portion or all of the deferred tax assets will not be realized. Based on management’s assessment, it is more likely than not that the Company’s deferred tax assets will be realized through future taxable income, including the reversal of deferred tax liabilities.

PMHC files income tax returns in U.S. Federal and various state jurisdictions. PMHC is under continuous audit by the Internal Revenue Service (IRS) and is audited periodically by some state taxing authorities. The IRS has completed audits of PMHC’s tax returns through the tax year ended December 31, 2008, and is auditing PMHC’s tax returns for the tax years ended December 31, 2009 and 2010. The State of California is auditing tax year 2009. The Company does not expect the current Federal and California audits to result in any material assessments.

17.	SEGMENT INFORMATION

The Company has four operating segments: Life Insurance, Retirement Solutions, Aircraft Leasing and Reinsurance. These segments are managed separately and have been identified based on differences in products and services offered. All other activity is included in the Corporate and Other segment.

The Life Insurance segment provides a broad range of life insurance products through multiple distribution channels operating in primarily the upper income and corporate markets. Principal products include UL, indexed universal life, VUL, survivor life, interest sensitive whole life, corporate-owned life insurance and traditional products such as whole life and term life. Distribution channels include regional life offices, marketing organizations, broker-dealer firms, wirehouses and M Financial, an association of independently owned and operated insurance and financial producers.

The Retirement Solutions segment’s principal products include variable and fixed annuity products, mutual funds, and structured settlement and group retirement annuities, which are offered through multiple distribution channels. Distribution channels include independent planners, financial institutions, national/regional wirehouses and a network of structured settlement brokers.

The Aircraft Leasing segment offers aircraft leasing to the airline industry throughout the world and provides brokerage and asset management services to other third-parties.

The Reinsurance segment primarily includes the domestic and international retrocession business that was acquired in 2011, which assumes mortality risks from other life reinsurers. The domestic and international retrocession business serves clients primarily in the U.S., Canada and Europe.

The Corporate and Other segment consists of assets and activities, which support the Company’s operating segments. Included in these support activities is the management of investments, certain entity level hedging activities and other expenses and other assets not directly attributable to the operating segments. The Corporate and Other segment also includes several operations that do not qualify as operating segments and the elimination of intersegment transactions. Discontinued operations (Note 5) are also included in the Corporate and Other segment.

The Company uses the same accounting policies and procedures to measure segment net income (loss) and assets as it uses to measure its consolidated net income (loss) and assets. Net investment income and net realized investment gain (loss) are allocated based on invested assets purchased and held as is required for transacting the business of that segment. Overhead expenses are allocated based on services provided. Interest expense is allocated based on the short-term borrowing needs of the segment and is included in net investment income. The provision (benefit) for income taxes is allocated based on each segment’s actual tax provision (benefit).

Certain segments are allocated equity based on formulas determined by management and receive a fixed interest rate of return on interdivision debentures supporting the allocated equity. The debenture amount is reflected as investment expense in net investment income in the Corporate and Other segment and as investment income in the operating segments.

The Company generates the majority of its revenues and net income from customers located in the U.S. As of December 31, 2013 and 2012, the Company had foreign investments with an estimated fair value of $9.8 billion. Aircraft leased to foreign customers were $6.5 billion and $5.8 billion as of December 31, 2013 and 2012, respectively. Revenues derived from any customer did not exceed 10% of consolidated total revenues for the years ended December 31, 2013, 2012 and 2011.

The following segment information is as of and for the year ended December 31, 2013:

	Life Insurance	Retirement Solutions	Aircraft Leasing	Reinsurance	Corporate and Other	Total

REVENUES	(In Millions)

Policy fees and insurance premiums	$1,073	$1,816		$476		$3,365

Net investment income	1,047	1,000	$5	14	$224	2,290

Net realized investment gain (loss)	27	886	1		(328)	586

OTTI	(10)	(6)			(11)	(27)

Investment advisory fees	26	288			37	351

Aircraft leasing revenue			736			736

Other income	14	190	24	9	16	253

Total revenues	2,177	4,174	766	499	(62)	7,554

BENEFITS AND EXPENSES

Policy benefits	533	1,479		354		2,366

Interest credited	785	332			131	1,248

Commission expenses	278	1,056		20		1,354

Operating expenses	328	423	146	32	122	1,051

Depreciation of aircraft			326			326

Interest expense			232		175	407

Total benefits and expenses	1,924	3,290	704	406	428	6,752

Income (loss) before provision (benefit) for income taxes	253	884	62	93	(490)	802

Provision (benefit) for income taxes	76	220	(12)	33	(186)	131

Net income (loss)	177	664	74	60	(304)	671

Less: net (income) loss attributable to the noncontrolling interest			2		(21)	(19)

Net income (loss) attributable to the Company	$177	$664	$76	$60	($325)	$652

Total assets	$35,640	$78,415	$8,569	$635	$4,406	$127,665

DAC	1,210	2,948		56		4,214

Separate account assets	7,024	53,840				60,864

Policyholder and contract liabilities	25,411	20,008		370	1,406	47,195

Separate account liabilities	7,024	53,840				60,864

The following segment information is as of and for the year ended December 31, 2012:

	Life Insurance	Retirement Solutions	Aircraft Leasing	Reinsurance	Corporate and Other	Total

REVENUES	(In Millions)

Policy fees and insurance premiums	$925	$1,894		$505		$3,324

Net investment income	1,012	914		14	$341	2,281

Net realized investment gain (loss)	34	(290)	($5)		(88)	(349)

OTTI	(20)	(14)			(29)	(63)

Investment advisory fees	23	240			35	298

Aircraft leasing revenue			660			660

Other income	12	166	24	4	31	237

Total revenues	1,986	2,910	679	523	290	6,388

BENEFITS AND EXPENSES

Policy benefits	457	1,535		452		2,444

Interest credited	765	294			193	1,252

Commission expenses	222	405		21		648

Operating expenses	313	404	124	24	109	974

Depreciation of aircraft			299			299

Interest expense			196		132	328

Total benefits and expenses	1,757	2,638	619	497	434	5,945

Income (loss) before provision (benefit) for income taxes	229	272	60	26	(144)	443
Provision (benefit) for income taxes	63	(4)	(63)	9	(72)	(67)

Net income (loss)	166	276	123	17	(72)	510

Less: net income attributable to the noncontrolling interest			(4)		(64)	(68)

Net income (loss) attributable to the Company	$166	$276	$119	$17	($136)	$442

Total assets	$33,837	$73,180	$7,957	$647	$6,171	$121,792

DAC	1,046	3,221		62		4,329

Separate account assets	6,223	49,079				55,302

Policyholder and contract liabilities	23,839	19,398		268	2,583	46,088

Separate account liabilities	6,223	49,079				55,302

The following segment information is for the year ended December 31, 2011:

	Life Insurance	Retirement Solutions	Aircraft Leasing	Reinsurance	Corporate and Other	Total

REVENUES	(In Millions)
Policy fees and insurance premiums	$1,182	$1,701		$198		$3,081
Net investment income	954	818		4	$410	2,186
Net realized investment gain (loss)	83	(1,076)	($3)		335	(661)
OTTI	(38)	(33)			(82)	(153)
Investment advisory fees	22	233			13	268
Aircraft leasing revenue			607			607
Other income	13	159	48	3	3	226

Total revenues	2,216	1,802	652	205	679	5,554

BENEFITS AND EXPENSES
Policy benefits	429	1,343		179		1,951
Interest credited	736	302			280	1,318
Commission expenses	428	(313)		6	1	122
Operating expenses	311	357	99	18	113	898
Depreciation of aircraft			255			255
Interest expense			194		94	288

Total benefits and expenses	1,904	1,689	548	203	488	4,832

Income from continuing operations before provision (benefit) for income taxes	312	113	104	2	191	722
Provision (benefit) for income taxes	98	(55)	(7)	1	43	80

Income from continuing operations	214	168	111	1	148	642
Discontinued operations, net of taxes					(9)	(9)

Net income	214	168	111	1	139	633
Less: net income attributable to the noncontrolling interest from continuing operations			(6)		(65)	(71)

Net income attributable to the Company	$214	$168	$105	$1	$74	$562

18.	TRANSACTIONS WITH AFFILIATES

PLFA serves as the investment adviser for the Pacific Select Fund, an investment vehicle provided to the Company’s variable life insurance policyholders and variable annuity contract owners, and the Pacific Life Funds, the investment vehicle for the Company’s mutual fund products. Investment advisory and other fees are based primarily upon the net asset value of the underlying portfolios. These fees, included in investment advisory fees and other income, amounted to $367 million, $305 million and $294 million for the years ended December 31, 2013, 2012 and 2011, respectively. In addition, Pacific Life and PLFA provides certain support services to the Pacific Select Fund, the Pacific Life Funds and other affiliates based on an allocation of actual costs. These fees amounted to $15 million, $13 million and $10 million for the years ended December 31, 2013, 2012 and 2011, respectively.

Additionally, the Pacific Select Fund and Pacific Life Funds have service and other plans whereby the funds pay PSD, as distributor of the fund, a service fee in connection with services rendered to or procured for shareholders of the fund or their variable annuity and life insurance contract owners. These services may include, but are not limited to, payment of compensation to broker-dealers, including PSD itself, and other financial institutions and organizations, which assist in providing any of the services. For the years ended December 31, 2013, 2012 and 2011, PSD received $131 million, $119 million and $115 million, respectively, in service and other fees from the Pacific Select Fund and Pacific Life Funds, which are recorded in other income.

ACG has derivative swap contracts with Pacific LifeCorp as the counterparty. The notional amounts total $1.1 billion and $1.3 billion as of December 31, 2013 and 2012, respectively. The estimated fair values of the derivatives were net liabilities of $77 million and $81 million as of December 31, 2013 and 2012, respectively.

19.	COMMITMENTS AND CONTINGENCIES

COMMITMENTS

The Company has outstanding commitments that may be funded to make investments primarily in fixed maturity securities, mortgage loans, limited partnerships and other investments, as follows (In Millions):

Years Ending December 31:
2014	$907
2015 through 2016	746
2017 through 2018	240
2019 and thereafter	13

Total	$1,906

The Company leases office facilities under various operating leases, which in most, but not all cases, are noncancelable. Rent expense, which is included in operating and other expenses, in connection with these leases was $9 million, $11 million and $10 million for the years ended December 31, 2013, 2012 and 2011, respectively. Aggregate minimum future commitments are as follows (In Millions):

Years Ending December 31:
2014	$8
2015 through 2018	15
2019 and thereafter	5

Total	$28

ACG has sold six aircraft on lease to U.S. airlines via sale leaseback transactions. ACG is committed to these operating leases with maturities ranging from 2023 to 2025. This aircraft lease expense is included in operating and other expenses.

ACG has subleased the six aircraft mentioned above to airlines with maturity dates ranging from 2021 to 2024 with total future rentals of $243 million.

Aggregate minimum future lease commitments are as follows (In Millions):

Minimum Future Commitments
Years Ending December 31:
2014	$24
2015 through 2016	40
2017 through 2018	41
2019 and thereafter	121

Total	$226

As of December 31, 2013, ACG has commitments with major aircraft manufacturers and other third-parties to purchase aircraft at an estimated delivery price of $7,617 million with delivery from 2014 through 2021. These purchase commitments may be funded:

•	up to $1,127 million in less than one year,
•	an additional $1,027 million in one to three years,
•	an additional $1,775 million in three to five years, and
•	an additional $3,192 million thereafter.

As of December 31, 2013, deposits related to these agreements totaled $496 million and are included in other assets.

The Company entered into an agreement with PLR to guarantee the performance of reinsurance obligations of PLR. This guarantee is secondary to a guarantee provided by Pacific LifeCorp and would only be triggered in the event of nonperformance by both PLR and Pacific LifeCorp. Management believes that any additional obligations, if any, related to the guarantee agreement are not likely to have a material adverse effect on the Company’s consolidated financial statements. For the years ended December 31, 2013 and 2012, Pacific Life earned $2 million under the agreement for its guarantee.

On January 1, 2013, Pacific Life entered into an agreement with Pacific Life Reinsurance Company II Limited (PLRC), an exempt life reinsurance company domiciled in Barbados and wholly owned by Pacific Life, to guarantee the performance of reinsurance obligations of PLRC. PLRC will pay Pacific Life a fee for its guarantee.

CONTINGENCIES - LITIGATION

The Company is a respondent in a number of legal proceedings, some of which involve allegations for extra-contractual damages. Although the Company is confident of its position in these matters, success is not a certainty and a judge or jury could rule against the Company. In the opinion of management, the outcome of such proceedings is not likely to have a material adverse effect on the Company’s consolidated financial statements. The Company believes adequate provision has been made in its consolidated financial statements for all probable and estimable losses for litigation claims against the Company.

CONTINGENCIES - IRS REVENUE RULING

In 2007, the IRS issued Revenue Ruling 2007-54, which provided the IRS’ interpretation of tax law regarding the computation of the DRD and Revenue Ruling 2007-61, which suspended Revenue Ruling 2007-54 and indicated the IRS would address the proper interpretation of tax law in a regulation project that is on the IRS’ priority guidance plan. The IRS issued Revenue Ruling 2014-7 that superseded Revenue Ruling 2007-54 and Revenue Ruling 2007-61. This ruling holds that the IRS will not address this issue through regulation, but defer to legislative action. Depending on legislative action, the Company could lose a substantial amount of DRD tax benefits, which could have a material adverse effect of the Company’s consolidated financial statements.

CONTINGENCIES - OTHER

In the course of its business, the Company provides certain indemnifications related to dispositions, acquisitions, investments, lease agreements or other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. Because the amounts of these types of indemnifications often are not explicitly stated, the overall maximum amount of the obligation under such indemnifications cannot be reasonably estimated. The Company has not historically made material payments for these types of indemnifications. The estimated maximum potential amount of future payments under these obligations is not determinable due to the lack of a stated maximum liability for certain matters, and therefore, no related liability has been recorded. Management believes that judgments, if any, against the Company related to such matters are not likely to have a material adverse effect on the Company’s consolidated financial statements.

Most of the jurisdictions in which the Company is admitted to transact business require life insurance companies to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by insolvent life insurance companies. These associations levy assessments, up to prescribed limits, on all member companies in a particular state based on the proportionate share of premiums written by member companies in the lines of business in which the insolvent insurer operated. The Company has not received notification of any insolvency that is expected to result in a material guaranty fund assessment.

The Asset Purchase Agreements of the ACG VIE securitizations (Note 4) provide that Pacific LifeCorp will guarantee the performance of certain obligations of ACG, as well as provide certain indemnifications, and that Pacific Life will assume certain obligations of ACG arising from the breach of certain representations and warranties under the Asset Purchase Agreements. Management believes that obligations, if any, related to these guarantees are not likely to have a material adverse effect on the Company’s consolidated financial statements. The financial debt obligations of the ACG VIE securitizations are non-recourse to the Company and are not guaranteed by the Company.

In connection with the operations of certain subsidiaries, the Company has made commitments to provide for additional capital funding as may be required.

See Note 2 for discussion of contingencies related to reinsurance of statutory reserves to affiliates.

See Note 9 for discussion of contingencies related to derivative instruments.

See Note 16 for discussion of other contingencies related to income taxes.

PACIFIC SELECT EXEC SEPARATE ACCOUNT

PART C: OTHER INFORMATION

Item 26. Exhibits

(1)	(a)	Resolution of the Board of Directors of the Depositor dated November 22, 1989 and copies of the Memoranda concerning Pacific Select Exec Separate Account dated May 12, 1988 and January 26, 1993; Filed as part of Registration Statement on Form N-6 via EDGAR on September 10, 2004, File No. 333-118913, Accession Number 0000892569-04-000869.

	(b)	Resolution of the Board of Directors of Pacific Life Insurance Company authorizing conformity to the terms of the current Bylaws; Filed as part of Registration Statement on Form N-6 via EDGAR on September 10, 2004, File No. 333-118913, Accession Number 0000892569-04-000869.

(2)	Inapplicable

(3)	(a)	Distribution Agreement between Pacific Life Insurance Company, Pacific Life & Annuity Company and Pacific Select Distributors, Inc. (PSD); Filed as part of the Registration Statement on Form N-6 via EDGAR on May 27, 2011, File No. 333-172851, Accession Number 0000950123-11-054590.

	(b)	Form of Selling Agreement Between Pacific Mutual Distributors, Inc. and Various Broker-Dealers; Filed as part of Registration Statement on Form N-6 via EDGAR on September 10, 2004, File No. 333-118913, Accession Number 0000892569-04-000869.

	(c)	Distribution Agreement Between Pacific Select Distributors, Inc. and T. Rowe Price Investment Services, Inc.; Filed as part of Post-Effective Amendment No. 34 to the Registration Statement on Form N-6 via EDGAR on April 19, 2005, File No. 033-21754, Accession Number 0000892569-05-000254.

(4)	(a)	Flexible Premium Variable Life Insurance Policy; Filed as part of the Registration Statement on Form N-6 via EDGAR on August 14, 2008, File No. 333-153027, Accession Number 0000892569-08-001138.

	(b)	Accelerated Living Benefit Rider (form R92-ABR); Filed as part of Registration Statement on Form N-6 via EDGAR on September 10, 2004, File No. 333-118913, Accession Number 0000892569-04-000869.

	(c)	Policy Split Option Rider (form R03PSO); Filed as part of Registration Statement on Form N-6 via EDGAR on September 10, 2004, File No. 333-118913, Accession Number 0000892569-04-000869.

	(d)	Annual Renewable Term Rider — Individual (form R07ARI); Filed as part of the Registration Statement on Form N-6 via EDGAR on August 14, 2008, File No. 333-153027, Accession Number 0000892569-08-001138.

	(e)	Annual Renewable Term Rider — Last Survivor (form 07ARL); Filed as part of the Registration Statement on Form N-6 via EDGAR on August 14, 2008, File No. 333-153027, Accession Number 0000892569-08-001138.

	(f)	Surrender Value Enhancement Rider — Last Survivor (form R07SEL); Filed as part of the Registration Statement on Form N-6 via EDGAR on August 14, 2008, File No. 333-153027, Accession Number 0000892569-08-001138.

	(g)	Short Term No Lapse Guarantee Rider (form R02NL5); Filed as part of the Registration Statement on Form N-6 via EDGAR on April 22, 2009, File No. 333-153027, Accession Number 0000892569-09-000469.

	(h)	Enhanced Policy Split Option Rider (form R03ESO); Filed as part of Registration Statement on Form N-6 via EDGAR on September 10, 2004, File No. 333-118913, Accession Number 0000892569-04-000869.

	(i)	Estate Preservation Rider (form R07EPR); Filed as part of the Registration Statement on Form N-6 via EDGAR on August 14, 2008, File No. 333-153027, Accession Number 0000892569-08-001138.

	(j)	Flexible Premium Variable Universal Life Insurance Policy (ICC13 P13MS3); Filed as part of Registration Statement on Form N-6 via EDGAR on February 7, 2014, File No. 333-153027, Accession Number 0001193125-14-040524.

	(k)	Annual Renewal Term Rider — Individual (ICC13 R13ARI); Filed as part of Registration Statement on Form N-6 via EDGAR on February 7, 2014, File No. 333-153027, Accession Number 0001193125-14-040524.

	(l)	Annual Renewable Term Rider — Last Survivor (ICC13 R13ARL); Filed as part of Registration Statement on Form N-6 via EDGAR on February 7, 2014, File No. 333-153027, Accession Number 0001193125-14-040524.

	(m)	Accelerated Death Benefit Rider For Chronic Illness — Last Survivor (ICC13 R13CIS); Filed as part of Registration Statement on Form N-6 via EDGAR on February 7, 2014, File No. 333-153027, Accession Number 0001193125-14-040524.

	(n)	Conversion Rider (ICC13 R13CON); Filed as part of Registration Statement on Form N-6 via EDGAR on February 7, 2014, File No. 333-153027, Accession Number 0001193125-14-040524.

	(o)	Estate Preservation Rider (ICC13 R13EPR); Filed as part of Registration Statement on Form N-6 via EDGAR on February 7, 2014, File No. 333-153027, Accession Number 0001193125-14-040524.

	(p)	SVER Term Insurance Rider — Last Survivor (ICC13 R13SVRL); Filed as part of Registration Statement on Form N-6 via EDGAR on February 7, 2014, File No. 333-153027, Accession Number 0001193125-14-040524.

	(q)	Accelerated Death Benefit Rider For Terminal Illness — Last Survivor (ICC13 R13TIS); Filed as part of Registration Statement on Form N-6 via EDGAR on February 7, 2014, File No. 333-153027, Accession Number 0001193125-14-040524.

	(r)	Varying Increase Rider — Last Survivor (ICC13 R13VRS); Filed as part of Registration Statement on Form N-6 via EDGAR on February 7, 2014, File No. 333-153027, Accession Number 0001193125-14-040524.

(5)	(a)	Application for Flexible Premium Variable Life Insurance Policy & General Questionnaire; Filed as part of Registration Statement on Form N-6 via EDGAR on April 4, 2008, File No. 333-150092, Accession Number 0000892569-08-000513.

(6)	(a)	Bylaws of Pacific Life Insurance Company; Filed as part of Registration Statement on Form N-6 via EDGAR on September 10, 2004, File No. 333-118913, Accession Number 0000892569-04-000869.

	(b)	Articles of Incorporation of Pacific Life Insurance Company; Filed as part of Registration Statement on Form N-6 via EDGAR on September 10, 2004, File No. 333-118913, Accession Number 0000892569-04-000869.

	(c)	Restated Articles of Incorporation of Pacific Life Insurance Company; Filed as part of Post-Effective Amendment No. 5 to the Registration Statement on Form N-6 via EDGAR on December 6, 2005, File No. 333-118913, Accession Number 0000892569-05-001150.

	(d)	Bylaws of Pacific Life Insurance Company As Amended Effective September 1, 2005; Filed as part of Post-Effective Amendment No. 5 to the Registration Statement on Form N-6 via EDGAR on December 6, 2005, File No. 333-118913, Accession Number 0000892569-05-001150.

(7)	Form of Reinsurance Contract; Filed as part of Registration Statement on Form N-6 via EDGAR on September 10, 2004, File No. 333-118913, Accession Number 0000892569-04-000869.

(8)	(a)	Participation Agreement between Pacific Life Insurance Company and Pacific Select Fund; Filed as part of Registration Statement on Form N-6 via EDGAR on September 10, 2004, File No. 333-118913, Accession Number 0000892569-04-000869.

	(b)	Participation Agreement with Fidelity Variable Insurance Products (Variable Insurance Products Funds, Variable Insurance Products Fund II, Variable Insurance Products Fund III); Filed as part of Post-Effective Amendment No. 2 to the Registration Statement on Form N-6 via EDGAR on February 10, 2005, File No. 333-118913, Accession Number 0000892569-05-000054.

	(c)	Service Contract with Fidelity Distributors Corporation; Filed as part of Post-Effective Amendment No. 2 to the Registration Statement on Form N-6 via EDGAR on February 10, 2005, File No. 333-118913, Accession Number 0000892569-05-000054.

	(d)	Participation Agreement with Blackrock Variable Series Fund, Inc. (formerly called Merrill Lynch Variable Series Fund, Inc.); Filed as part of Post-Effective Amendment No. 34 to the Registration Statement on Form N-6 via EDGAR on April 19, 2005, File No. 033-21754, Accession Number 0000892569-05-000254.

(1) First Amendment to Participation Agreement; Filed as part of Registration Statement on Form N-4 via EDGAR on October 15, 2013, File No. 333-60833, Accession Number 0001193125-13-399328.

(2) Second Amendment to Participation Agreement; Filed as part of Registration Statement on Form N-4 via EDGAR on October 15, 2013, File No. 333-60833, Accession Number 0001193125-13-399328.

(3) Third Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 333-60833, Accession No. 0000950123-10-035855, filed on April 19, 2010, and incorporated by reference herein.

(4) Fourth Amendment to Participation Agreement; Filed as part of Registration Statement on Form N-4 via EDGAR on October 15, 2013, File No. 333-60833, Accession Number 0001193125-13-399328.

	(e)	Administrative Services Agreement with Blackrock Distributors, Inc. (formerly called FAM Distributors, Inc.); Filed as part of Post-Effective Amendment No. 2 to the Registration Statement on Form N-6 via EDGAR on February 10, 2005, File No. 333-118913, Accession Number 0000892569-05-000054.

(1) Amendment to Administrative Services Agreement; Included in Registrant’s Form N-4, File No. 333-60833, Accession No. 0000950123-10-035855, filed on April 19, 2010, and incorporated by reference herein.

	(f)	Participation Agreement with T. Rowe Price Equity Series, Inc.; Filed as part of Post-Effective Amendment No. 34 to the Registration Statement on Form N-6 via EDGAR on April 19, 2005, File No. 033-21754, Accession Number 0000892569-05-000254.

(1) First Amendment to Participation Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on May 30, 2013, File No. 333-152224, Accession Number 0001193125-13-240969.

	(g)	Administrative Services Agreement with T. Rowe Price Associates, Inc.; Filed as part of Post-Effective Amendment No. 34 to the Registration Statement on Form N-6 via EDGAR on April 19, 2005, File No. 033-21754, Accession Number 0000892569-05-000254.

	(h)	Participation Agreement with Van Eck Worldwide Insurance Trust; Filed as part of Post-Effective Amendment No. 34 to the Registration Statement on Form N-6 via EDGAR on April 19, 2005, File No. 033-21754, Accession Number 0000892569-05-000254.

	(i)	Service Agreement with Van Eck Securities Corporation; Filed as part of Post-Effective Amendment No. 2 to the Registration Statement on Form N-6 via EDGAR on February 10, 2005, File No. 333-118913, Accession Number 0000892569-05-000054.

	(j)	Participation Agreement between Pacific Life, PSD, American Funds Insurance Series, American Funds Distributors and Capital Research And Management Company; Filed as part of Post-Effective Amendment No. 34 to the Registration Statement on Form N-6 via EDGAR on April 19, 2005, File No. 033-21754, Accession Number 0000892569-05-000254.

	(k)	Participation Agreement with Janus Aspen Series; Filed as part of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 000892569-07-000444.

(1) First Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0001193125-12-502964 filed on December 14, 2012 and incorporated by reference herein.

	(l)	Distribution and Shareholder Service Agreement with Janus Capital Management LLC; Filed as part of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 000892569-07-000444.

	(m)	Administrative Services Agreement with Janus Distributors LLC; Filed as part of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 000892569-07-000444.

	(n)	Participation Agreement with Lazard Retirement Series, Inc.; Filed as part of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 000892569-07-000444.

1) First Amendment to Fund Participation Agreement

	(o)	Servicing Agreement with Lazard Asset Management Securities LLC; Filed as part of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 000892569-07-000444.

1) First Amendment to Servicing Agreement

	(p)	Participation Agreement with Legg Mason Partners III; Filed as part of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 000892569-07-000444.

	(q)	Service Agreement with Legg Mason Investor Services, LLC; Filed as part of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 000892569-07-000444.

	(r)	Participation Agreement with MFS Variable Insurance Trust; Filed as part of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 000892569-07-000444.

(1) First Amendment to Participation Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 18, 2011, File No. 333-153027, Accession Number 0000950123-11-036404.

(2) Second Amendment to Participation Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 18, 2011, File No. 333-153027, Accession Number 0000950123-11-036404.

	(s)	Service Agreement with Massachusetts Financial Services Company; Filed as part of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 000892569-07-000444.

	(t)	Participation Agreement with GE Investments Funds, Inc.; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 21, 2010, File No. 333-153027, Accession Number 0000950123-10-036590.

	(u)	Service Agreement with GE Investments Funds, Inc.; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 21, 2010, File No. 333-153027, Accession Number 0000950123-10-036590.

	(v)	Participation Agreement with Franklin Templeton Variable Insurance Products Trust; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 21, 2010, File No. 333-153027, Accession Number 0000950123-10-036590.

(1) First Amendment to Participation Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 21, 2010, File No. 333-153027, Accession Number 0000950123-10-036590.

(2) Addendum to Participation Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 18, 2011, File No. 333-153027, Accession Number 0000950123-11-036404.

(3) Second Amendment to Participation Agreement

	(w)	Administrative Services Agreement with Franklin Templeton Service, LLC; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 21, 2010, File No. 333-153027, Accession Number 0000950123-10-036590.

(1) First Amendment to Administrative Services Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 21, 2010, File No. 333-153027, Accession Number 0000950123-10-036590.

	(x)	(1) Form of Amendment to Fidelity Distributors Corporation Participation Agreement; Filed as Exhibit 8(y) as part of Post-Effective Amendment No. 11 to the Registration Statement on Form N-6 via EDGAR on September 28, 2007, File No. 333-118913, Accession Number 0000892569-07-001219.

(2) Form of Second Amendment to Fidelity Distributors Corporation Participation Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 23, 2012, File No. 333-153027, Accession Number 0000950123-12-006369.

	(y)	Form of Amendment to Fidelity Investments Institutional Operations Company, Inc. Service Agreement; Filed as Exhibit 8(z) as part of Post-Effective Amendment No. 11 to the Registration Statement on Form N-6 via EDGAR on September 28, 2007, File No. 333-118913, Accession Number 0000892569-07-001219.

	(z)	Form of Amendment to Fidelity Distributors Corporation Service Contract; Filed as Exhibit 8(aa) as part of Post-Effective Amendment No. 11 to the Registration Statement on Form N-6 via EDGAR on September 28, 2007, File No. 333-118913, Accession Number 0000892569-07-001219.

	(aa)	Participation Agreement between Pacific Life Insurance Company, Pacific Life & Annuity and M Fund; Filed as part of the Registration Statement on Form N-6 via EDGAR on July 9, 2008, File No. 333-152224, Accession Number 0000892569-08-000978.

	(bb)	Distribution and Services Agreement (Amended and Restated) with GE Investment Distributors, Inc.; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 21, 2010, File No. 333-153027, Accession Number 0000950123-10-036590.

	(cc)	Lord Abbett Series Fund, Inc. Fund Participation Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on September 17, 2010, File No. 333-153027, Accession Number 0000950123-10-086787.

	(dd)	Lord Abbett Series Fund, Inc. Service Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on September 17, 2010, File No. 333-153027, Accession Number 0000950123-10-086787.

	(ee)	Lord Abbett Series Fund, Inc. Administrative Services Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on September 17, 2010, File No. 333-153027, Accession Number 0000950123-10-086787.

	(ff)	Royce Fund Services, Inc. Fund Participation Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on September 17, 2010, File No. 333-153027, Accession Number 0000950123-10-086787.

	(gg)	Royce Fund Services, Inc. Service Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on September 17, 2010, File No. 333-153027, Accession Number 0000950123-10-086787.

	(hh)	Participation Agreement with PIMCO Variable Insurance Trust; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 18, 2011, File No. 333-153027, Accession Number 0000950123-11-036404.

(1) First Amendment to Participation Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 18, 2011, File No. 333-153027, Accession Number 0000950123-11-036404.

(2) Second Amendment to Participation Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 18, 2011, File No. 333-153027, Accession Number 0000950123-11-036404.

	(ii)	Services Agreement with PIMCO LLC; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 18, 2011, File No. 333-153027, Accession Number 0000950123-11-036404.

	(jj)	Selling Agreement with Allianz Global Investors Distributors LLC; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 18, 2011, File No. 333-153027, Accession Number 0000950123-11-036404.

	(kk)	Form of American Century Investment Services, Inc. Participation Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 23, 2012, File No. 333-153027, Accession Number 0000950123-12-006369.

	(ll)	Form of American Century Investment Services, Inc. Administrative Services Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 23, 2012, File No. 333-153027, Accession Number 0000950123-12-006369.

	(mm)	Form of AIM Variable Insurance Funds Participation Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on December 4, 2008, File No. 333-136597, Accession Number 0000892569-08-001559.

(1) First Amendment to Participation Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 23, 2012, File No. 333-153027, Accession Number 0000950123-12-006369.

	(nn)	Form of Invesco Aim Distributors, Inc. Distribution Services Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on December 4, 2008, File No. 333-136597, Accession Number 0000892569-08-001559.

	(oo)	Form of Invesco Aim Advisors, Inc. Administrative Services Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on December 4, 2008, File No. 333-136597, Accession Number 0000892569-08-001559.

	(pp)	Participation Agreement with Dreyfus; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 15, 2013, File No. 333-153027, Accession Number 0000950123-13-002256.

	(qq)	Administrative Services Agreement with Dreyfus; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 15, 2013, File No. 333-153027, Accession Number 0000950123-13-002256.

	(rr)	Distribution Agreement with Dreyfus; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 15, 2013, File No. 333-153027, Accession Number 0000950123-13-002256.

	(ss)	Participation Agreement with Neuberger Berman; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 15, 2013, File No. 333-153027, Accession Number 0000950123-13-002256.

	(tt)	Administrative Services Agreement with Neuberger Berman; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 15, 2013, File No. 333-153027, Accession Number 0000950123-13-002256.

	(uu)	Participation Agreement with Oppenheimer; Filed as part of the Registration Statement on Form N-6 via EDGAR on May 30, 2013, File No. 333-152224, Accession Number 0001193125-13-240969.

	(vv)	Revenue Sharing Agreement with Oppenheimer, Filed as part of the Registration Statement on Form N-6 via EDGAR on May 30, 2013, File No. 333-152224, Accession Number 0001193125-13-240969.

(9)	Inapplicable

(10)	Inapplicable

(11)	Form of Opinion and consent of legal officer of Pacific Life as to legality of Policies being registered; Filed as part of the Registration Statement on Form N-6 via EDGAR on August 14, 2008, File No. 333-153027, Accession Number 0000892569- 08-001138.

(12)	Inapplicable

(13)	Inapplicable

(14)	(a)	Consent of Independent Registered Public Accounting Firm

	(b)	Consent of Independent Auditors

(15)	Inapplicable

(16)	Inapplicable

(17)	Memorandum Describing Issuance, Transfer and Redemption Procedures

(18)	Powers of Attorney; Filed as part of Registration Statement on Form N-6 via EDGAR on February 7, 2014, File No. 333- 153027, Accession Number 0001193125-14-040524.

Item 27. Directors and Officers of Pacific Life

Name and Address	Positions and Offices with Pacific Life
James T. Morris	Director, Chairman and Chief Executive Officer
Khanh T. Tran	Director and President
Adrian S. Griggs	Executive Vice President and Chief Financial Officer
Sharon A. Cheever	Director, Senior Vice President and General Counsel
Jane M. Guon	Director, Vice President and Secretary
Richard J. Schindler	Executive Vice President
Edward R. Byrd	Senior Vice President and Chief Accounting Officer
Joseph W. Krum	Vice President and Treasurer
Brian D. Klemens	Vice President and Controller

The address for each of the persons listed above is as follows:

700 Newport Center Drive

Newport Beach, California 92660

Item 26. Persons Controlled by or Under Common Control with Pacific Life or Separate Account A.

The following is an explanation of the organization chart of Pacific Life’s subsidiaries:

Pacific Life is a Nebraska Stock Life Insurance Company wholly-owned by Pacific LifeCorp (a Delaware Stock Holding Company), which is, in turn, 100% owned by Pacific Mutual Holding Company (a Nebraska Mutual Insurance Holding Company).

PACIFIC LIFE, SUBSIDIARIES & AFFILIATED ENTERPRISES

LEGAL STRUCTURE

	Jurisdiction of Incorporation or Organization	Percentage of Ownership by its Immediate Parent
Pacific Mutual Holding Company	Nebraska
Pacific LifeCorp	Delaware	100
Pacific Life Insurance Company	Nebraska	100
Pacific Life & Annuity Company	Arizona	100
Pacific Select Distributors, Inc.	California	100
Pacific Asset Holding LLC	Delaware	100
Pacific TriGuard Partners LLC	Delaware	100
Grayhawk Golf Holdings, LLC	Delaware	95
Grayhawk Golf L.L.C.	Arizona	100
Las Vegas Golf I, LLC	Delaware	100
Angel Park Golf, LLC	Nevada	100
CW Atlanta, LLC	Delaware	100
City Walk Towers, LLC	Delaware	100
Kierland One, LLC	Delaware	100
Kinzie Member, LLC	Delaware	100
Parcel B Owner LLC	Delaware	88
Kinzie Parcel A Member, LLC	Delaware	100
Parcel A Owner LLC	Delaware	90
PL/KBS Fund Member, LLC	Delaware	100
KBS/PL Properties, L.P.	Delaware	99.9
Wildflower Member, LLC	Delaware	100
Epoch-Wildflower, LLC	Florida	99
Sedona Golf Club, LLC	Delaware	100
Glenoaks Golf Club, LLC	Delaware	100
Polo Fields Golf Club, LLC	Delaware	100
PL Regatta Member, LLC	Delaware	100
Regatta Apartments Investors, LLC	Delaware	90
Pacific Asset Loan LLC	Delaware	100
PL Vintage Park Member, LLC	Delaware	100
PL Broadstone Avena Member, LLC	Delaware	100
Broadstone Avena Investors, LLC	Delaware	90
PAR Industrial LLC	Delaware	100
GW Member LLC	Delaware	100
Confederation Life Insurance and Annuity Company	Georgia	100
Pacific Asset Advisors LLC	Delaware	100
Pacific Private Fund Advisors LLC	Delaware	100
Pacific Absolute Return Strategies GP LLC #	Delaware	100
Pacific Private Equity I GP LLC #	Delaware	100
Pacific Life Fund Advisors LLC	Delaware	100
PAM Bank Loan GP LLC #	Delaware	100
Pacific Alliance Reinsurance Company of Vermont	Vermont	100
Pacific Global Advisors LLC	Delaware	100
PGA Multi-Strategy Liquid Alternatives GP, LLC #	Delaware	100
Pacific Services Canada Limited	Canada	100
Pacific Life Reinsurance Company II Limited	Barbados	100
Pacific Baleine Reinsurance Company	Vermont	100
Pacific Private Equity Incentive Allocation LLC	Delaware	100
Aviation Capital Group Corp.	Delaware	100
ACG Acquisition 4063 LLC	Delaware	100
ACG Acquisition 4084 LLC	Delaware	100
ACG Acquisition Ireland III Limited	Ireland	100
ACG Acquisition Ireland V Ltd.	Ireland	100
ACG Acquisition 4658 LLC	Delaware	100
ACG Acquisition 4913 LLC	Delaware	100
ACG Acquisition 4941 LLC	Delaware	100
ACG Acquisition 4942 LLC	Delaware	100
ACG Acquisition 4891 LLC	Delaware	100
ACG Acquisition 5063 LLC	Delaware	100
ACG Acquisition 5136 LLC	Delaware	100
ACG Acquisition 38105 LLC	Delaware	100
ACG Acquisition 38106 LLC	Delaware	100
ACG Acquisition 4864 LLC	Delaware	100
ACG Acquisition 5096 LLC	Delaware	100
ACG Acquisition 5193 LLC	Delaware	100
ACG Acquisition 5278 LLC	Delaware	100
ACG Acquisition 5299 LLC	Delaware	100
ACG Acquisition 38884 LLC	Delaware	100
ACG Acquisition 38885 LLC	Delaware	100
ACG Acquisition 39891 LLC	Delaware	100
ACG Acquisition 40547 LLC	Delaware	100
ACG ECA Ireland Limited	Ireland	100
ACG Bermuda Leasing Limited	Bermuda	100
ACG Acquisition BR 2012-10A LLC	Delaware	100
ACG Acquisition BR 2012-10B LLC	Delaware	100
ACG Acquisition BR 2012-11 LLC	Delaware	100
ACG Acquisition BR 2013-02 LLC	Delaware	100
ACG Acquisition 2688 LLC	Delaware	100
ACG Acquisition 5661 LLC	Delaware	100
ACG Acquisition 38881 LLC	Delaware	100
ACG Acquisition 39886 LLC	Delaware	100
ACG Acquisition 299495 LLC	Delaware	100
ACG Acquisition 5527 LLC	Delaware	100
ACG Acquisition 5446 LLC	Delaware	100
ACG Acquisition 5716 LLC	Delaware	100
ACG Acquisition 40544 LLC	Delaware	100
ACG Acquisition 39887 LLC	Delaware	100
ACG Acquisition 299496 LLC	Delaware	100
ACG Acquisition 5754 LLC	Delaware	100
ACG Acquisition 5841 LLC	Delaware	100
San Miguel Leasing Cayman Limited	Cayman Islands	100
ACG Acquisitions Sweden AB	Sweden	100
ACG Acquisition VI LLC	Nevada	50
ACG Acquisition XIX LLC	Delaware	20
ACG XIX Holding LLC	Delaware	100
Aviation Capital Group Trust	Delaware	100
ACG Acquisition XX LLC	Delaware	100
ACG Acquisition (Bermuda) Ltd.	Bermuda	100
ACG Acquisition Ireland Limited	Ireland	100
ACG Acquisition Labuan Ltd.	Labuan	100
ACG Acquisition XXI LLC	Delaware	100
ACG Trust 2004-1 Holding LLC	Delaware	100
ACG Funding Trust 2004-1	Delaware	100
ACG Trust II Holding LLC	Delaware	100
Aviation Capital Group Trust II	Delaware	100
ACG Acquisition XXV LLC	Delaware	100
ACG Acquisition 37 LLC	Delaware	100
ACG Acquisition 38 LLC	Delaware	100
ACG Acquisition Ireland II Limited	Ireland	100
ACG Acquisition (Bermuda) II Ltd.	Bermuda	100
ACG Acquisition XXIX LLC	Delaware	100
ACG Acquisition 31 LLC	Delaware	100
ACG Acquisition 32 LLC	Delaware	100
ACG Acquisition 33 LLC	Delaware	100
ACG Acquisition 36 LLC	Delaware	100
ACG Acquisition 39 LLC	Delaware	100
ACG Acquisition 35 LLC	Delaware	100
Boullioun Aviation Services LLC	Delaware	100
Boullioun Aircraft Holding Company LLC	Delaware	100
Boullioun Portfolio Finance III LLC	Nevada	100
ACG ECA Bermuda Limited	Bermuda	100
ACG III Holding LLC	Delaware	100
ACG Trust III	Delaware	100
RAIN I LLC	Delaware	100
RAIN II LLC	Delaware	100
RAIN III LLC	Delaware	100
RAIN IV LLC	Delaware	100
RAIN VI LLC	Delaware	100
RAIN VII LLC	Delaware	100
RAIN VIII LLC	Delaware	100
ACG Acquisition 30271 LLC	Delaware	100
ACG Acquisition 30744 LLC	Delaware	100
ACG Acquisition 30745 LLC	Delaware	100
ACG Acquisition 30293 LLC	Delaware	100
ACG Acquisition 1176 LLC	Delaware	100
ACG Acquisition 30277 LLC	Delaware	100
Bellevue Aircraft Leasing Limited	Ireland	100
Rainier Aircraft Leasing (Ireland) Limited	Ireland	100
ACG Acquisition (Cyprus) Ltd.	Cyprus	100
ACG Acquisition (Bermuda) III Ltd.	Bermuda	100
ACG 2006-ECA LLC	Delaware	100
ACG Acquisition 2692 LLC	Delaware	100
ACG ECA-2006 Ireland Limited	Ireland	100
ACG Acquisition 2987 LLC	Delaware	100
ACG Acquisition Aruba NV	Aruba	100
Aviation Capital Group Singapore Pte. Ltd.	Singapore	100
ACG International Ltd.	Bermuda	100
ACG Acquisition 2004-1 Ireland Limited	Ireland	100
ACG 2004-1 Bermuda Limited	Bermuda	100
ACG Capital Partners Singapore Pte. Ltd.	Singapore	50
ACGCPS 2011 Pte. Ltd.	Singapore	100
ACG Capital Partners Bermuda Limited	Bermuda	100
Bellevue Coastal Leasing LLC	Washington	100
ACG Capital Partners Ireland Limited	Ireland	100
ACG Capital Partners LLC	Delaware	100
ACG Trust 2009-1 Holding LLC	Delaware	100
ACG Funding Trust 2009-1	Delaware	100
ACG Acquisition 29677 LLC	Delaware	100
CIAF Leasing	Egypt	10
CIAF Leasing 1 Limited	Ireland	100
Pacific Asset Funding, LLC	Delaware	100
Pacific Life & Annuity Services, Inc.	Colorado	100
Bella Sera Holdings, LLC	Delaware	100
Pacific Life Re Holdings LLC	Delaware	100
Pacific Life Re Holdings Limited	U.K.	100
Pacific Life Re Services Limited	U.K.	100
Pacific Life Re Limited	U.K.	100
UnderwriteMe Limited	U.K.	51
Pacific Life Reinsurance (Barbados) Ltd.	Barbados	100
Pacific Alliance Excess Reinsurance Company	Vermont	100
Pacific Annuity Reinsurance Company	Arizona	100

# = Abbreviated structure

Item 29. Indemnification

(a)	The Distribution Agreement between Pacific Life Insurance Company, Pacific Life & Annuity Company (collectively referred to as “Pacific Life”) and Pacific Select Distributors, Inc. (PSD) provides substantially as follows:

Pacific Life shall indemnify and hold harmless PSD and PSD’s officers, directors, agents, controlling persons, employees, subsidiaries and affiliates for all attorneys’ fees, litigation expenses, costs, losses, claims, judgments, settlements, fines, penalties, damages, and liabilities incurred as the direct or indirect result of: (i) negligent, dishonest, fraudulent, unlawful, or criminal acts, statements, or omissions by Pacific Life or its employees, agents, officers, or directors; (ii) Pacific Life’s breach of this Agreement; (iii) Pacific Life’s failure to comply with any statute, rule, or regulation; (iv) a claim or dispute between Pacific Life and a Broker/Dealer (including its Representatives) and/or a Contract owner. Pacific Life shall not be required to indemnify or hold harmless PSD for expenses, losses, claims, damages, or liabilities that result from PSD’s misfeasance, bad faith, negligence, willful misconduct or wrongful act.

PSD shall indemnify and hold harmless Pacific Life and Pacific Life’s officers, directors, agents, controlling persons, employees, subsidiaries and affiliates for all attorneys’ fees, litigation expenses, costs, losses, claims, judgments, settlements, fines, penalties, damages and liabilities incurred as the direct or indirect result of: (i) PSD’s breach of this Agreement; and/or (ii) PSD’s failure to comply with any statute, rule, or regulation. PSD shall not be required to indemnify or hold harmless Pacific Life for expenses, losses, claims, damages, or liabilities that have resulted from Pacific Life’s willful misfeasance, bad faith, negligence, willful misconduct or wrongful act.

(b)	The Form of Selling Agreement between Pacific Life, Pacific Select Distributors, Inc. (PSD) and Various Broker-Dealers provides substantially as follows:

Pacific Life and PSD agree to indemnify and hold harmless Selling Broker-Dealer and General Agent, their officers, directors, agents and employees, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading in the registration statement for the Contracts or for the shares of Pacific Select Fund (the “Fund”) filed pursuant to the 1933 Act, or any prospectus included as a part thereof, as from time to time amended and supplemented, or in any advertisement or sales literature approved in writing by Pacific Life and PSD pursuant to Section IV.E. Of this Agreement.

Selling Broker-Dealer and General Agent agree to indemnify and hold harmless Pacific Life, the Fund and PSD, their officers, directors, agents and employees, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (a) any oral or written misrepresentation by Selling Broker- Dealer or General Agent or their officers, directors, employees or agents unless such misrepresentation is contained in the registration statement for the Contracts or Fund shares, any prospectus included as a part thereof, as from time to time amended and supplemented, or any advertisement or sales literature approved in writing by Pacific Life and PSD pursuant to Section IV.E. of this Agreement, (b) the failure of Selling Broker-Dealer or General Agent or their officers, directors, employees or agents to comply with any applicable provisions of this Agreement or (c) claims by Sub-agents or employees of General Agent or Selling Broker-Dealer for payments of compensation or remuneration of any type. Selling Broker-Dealer and General Agent will reimburse Pacific Life or PSD or any director, officer, agent or employee of either entity for any legal or other expenses reasonably incurred by Pacific Life, PSD, or such officer, director, agent or employee in connection with investigating or defending any such loss, claims, damages, liability or action. This indemnity agreement will be in addition to any liability which Broker-Dealer may otherwise have.

Item 30. Principal Underwriters

(a)	PSD also acts as principal underwriter for Pacific Select Variable Annuity Separate Account, Separate Account A, Separate Account B, Pacific Corinthian Variable Separate Account, Pacific Select Separate Account, Pacific Select Exec Separate Account, COLI Separate Account, COLI II Separate Account, COLI III Separate Account, COLI IV Separate Account, COLI V Separate Account, Separate Account A of Pacific Life & Annuity Company, Pacific Select Exec Separate Account of Pacific Life & Annuity Company, Separate Account I of Pacific Life Insurance Company, Separate Account I of Pacific Life & Annuity Company.

(b)	For information regarding PSD, reference is made to Form B-D, SEC File No. 8-15264, which is herein incorporated by reference.

(c)	PSD retains no compensation or net discounts or commissions from the Registrant.

Item 31. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules under that section will be maintained by Pacific Life at 700 Newport Center Drive, Newport Beach, California 92660.

Item 32. Management Services

Not applicable

Item 33. Fee Representation

REPRESENTATION PURSUANT TO SECTION 26(f) OF THE INVESTMENT COMPANY ACT OF 1940: Pacific Life Insurance Company and Registrant represent that the fees and charges to be deducted under the Variable Life Insurance Policy described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the Contract.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485 (b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 11 to the Registration Statement on Form N-6 to be signed on its behalf by the undersigned, duly authorized, in the City of Newport Beach, and State of California on the day of April 17, 2014 .

PACIFIC SELECT EXEC SEPARATE ACCOUNT
(Registrant)

BY:	PACIFIC LIFE INSURANCE COMPANY

BY:
James T. Morris*
Director, Chairman and Chief Executive Officer

BY:	PACIFIC LIFE INSURANCE COMPANY
(Depositor)

BY:
James T. Morris*
Director, Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 11 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

James T. Morris*	Director, Chairman and Chief Executive Officer	April 17, 2014

Khanh T. Tran*	Director and President	April 17, 2014

Adrian S. Griggs*	Executive Vice President and Chief Financial Officer	April 17, 2014

Sharon A. Cheever*	Director, Senior Vice President and General Counsel	April 17, 2014

Jane M. Guon*	Director, Vice President and Secretary	April 17, 2014

Richard J. Schindler*	Executive Vice President	April 17, 2014

Edward R. Byrd*	Senior Vice President and Chief Accounting Officer	April 17, 2014

Joseph W. Krum*	Vice President and Treasurer	April 17, 2014

Brian D. Klemens*	Vice President and Controller	April 17, 2014

*By:	/s/ SHARON A. CHEEVER	April 17, 2014
Sharon A. Cheever
as attorney-in-fact

(Powers of Attorney are contained in Post-Effective Amendment No. 9 of the Registration Statement filed on Form N-4 for Separate Account A, File No. 333-153027, Accession No. 0001193125-14-040524, filed on February 7, 2014, as Exhibit 18.)